UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05346)

Exact name of registrant as specified in charter: Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2008

Date of reporting period: January 1, 2008 — June 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Semiannual report for
Putnam Variable Trust

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

Putnam Investments is pleased to provide this semiannual report for shareholders of Putnam Variable Trust, a variable annuity investment offering you access to 28 subaccounts and a wide range of investment choices. Putnam Variable Trust funds are the underlying investments for the variable insurance product subaccounts.

While you are in the accumulation phase of your variable annuity or variable life account, all income, earnings, and capital gains on your assets are able to grow tax deferred, allowing you to keep all of your money at work for the entire time, paying taxes only as assets are withdrawn. Taxes are due upon withdrawal, and withdrawals prior to age 59 1/2 may be subject to an additional 10% tax. Another benefit the annuity may provide is the opportunity for a stream of retirement income that you cannot outlive. It will also protect assets for you and your beneficiaries and provides the ability to avoid the cost, delay, and publicity of probate.

The following report from your fund’s managers provides an in-depth overview of the investment environment in the world’s major securities markets during the trust’s recent six-month period. The tables that follow the overview show the performance of each subaccount for the period, as well as restated performance over longer periods. While such long-term performance can never be taken as a guarantee of future results, it can serve as a general indication of how a subaccount may perform over time. However, it is always a good idea to consult your financial advisor before making changes in your long-term investment program in response to short-term market actions.

Report from Putnam Management

The U.S. Federal Reserve (the Fed) provided powerful monetary stimulus and innovative policy solutions to stabilize conditions in the financial system during the first quarter of 2008. Most noteworthy, the Fed helped to orchestrate the sale of Bear Stearns to JPMorgan Chase, while guaranteeing approximately $30 billion of Bear Stearns’ illiquid mortgage-backed securities. While the turmoil in the financials sector held center stage in early 2008, economic conditions worsened: employment and income gains stalled, industrial production fell, and consumer confidence plunged. By the end of March, U.S. stock prices had experienced a nearly 20% correction from recent highs in the fall of 2007.

Equity prices generally declined in the second quarter as markets more rationally assessed the risk of recession. Even emerging market equities declined in June. Although emerging markets had previously shown resilience, they faltered as inflation mounted and the threat of recession in developed markets increased. Fixed-income assets also struggled in the second quarter. Credit risk remains an issue for structured notes and subprime debt, while most types of corporate debt are under scrutiny. Putnam Management believes that emerging-market bonds could be prone to a setback because real rates of return have become negative as inflation has risen. Even developed-market government bonds have slipped as markets discount the possibility of future interest rate increases.

Current conditions pose a challenge for asset allocation strategies, as markets and policymakers walk a tightrope attempting to balance the dual risks of recession and inflation. Unlike the period from 2003 through 2007, when all asset classes moved ahead, now most show signs of vulnerability. As the second half of 2008 begins, most asset classes stand on somewhat shaky ground. Putnam Management’s chief objective in this environment is to preserve the wealth created during the last market cycle. Pursuing this goal means favoring the more stable and liquid asset classes.

Putnam Management believes that active strategies now have new opportunities for outperformance as markets return to rational pricing behavior. Management is favoring select themes, including energy, natural resources, and agriculture. In addition, fixed-income markets feature a parallel to the recovery of quantitative strategies, as structured credit issues that had been unfairly punished during the credit crisis show new life.

EQUITIES

► United States In January, with the outlook for corporate profits and the U.S. economy worsening, the U.S. stock market succumbed to recession fears, the continuing credit crunch, and surging energy and commodity prices. For the remainder of the first quarter, U.S. equities gradually recovered from their January lows and actually outperformed many international markets. However, stock prices generally declined in the second quarter as markets more rationally assessed the risk of recession and ended the period at January levels. Abating fears of a credit-market malfunction left investors free to focus on fundamentals; still, at the close of the second quarter fundamental factors were not especially attractive. This combination of weakening growth and intensifying inflation created an extremely difficult environment for stocks. The fact that energy stocks outperformed financial issues by 20 percentage points in June alone highlights the currently shifting fortunes of these two sectors within the U.S. economy. Putnam Management continues to advocate an emphasis on safety, favoring larger companies and those with profit models that are less sensitive to the economic cycle.

► International In early 2008, monetary and fiscal policy-makers outside the United States were far less aggressive than their U.S. counterparts in supporting their domestic economies. That fact alone may explain the lagging first-quarter performance of overseas markets in local-currency terms. As head-winds for equity markets intensified in the second quarter, there were signs that country leadership might be shifting to less volatile markets. For example, stocks in Japan and in the United Kingdom were relatively stable in June, falling less than most other markets, while continental Europe and certain emerging markets retreated sharply. Putnam Management continues to favor markets that benefit from ongoing strength across commodities, particularly exporters of key commodities such as oil. Putnam Management believes there is an opportunity to increase allocations in commodity-driven markets when they experience a short-term setback. Meanwhile, Putnam Management expects renewed outperformance from emerging markets when stability returns to worldwide equity markets.

FIXED INCOME

► United States As the credit crisis intensified in early 2008, the “flight to quality” into Treasuries continued and credit spreads widened to unprecedented levels. Even after aggressive Fed easing of interest rates and other significant policy stimulus efforts, futures markets signaled further Fed rate cuts. Fixed-income assets also struggled during the second quarter. Credit risk remained an issue for structured notes and subprime debt,

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Report from Putnam Management (Continued)

while all types of corporate debt were being scrutinized. Putnam Management currently regards the securitized debt sectors as the most attractive area of the U.S. markets. Although these sectors are still under stress, Management does not expect losses from defaults for the most senior and protected securitized instruments even if there is a U.S. recession. Management also sees opportunities in making trades to establish more favorable yield-curve positioning as inflation expectations begin to affect long-term bonds.

► International Putnam Management’s positioning outside the United States during the first quarter of 2008 became more tactical as low interest rates and an uncertain global macro environment impeded taking a long-term view. Management’s European over U.S. exposure intensified as short-dated European bonds offered attractive yield premiums over comparable-maturity U.S. instruments. Putnam Management’s international and global portfolios are currently overweight European sovereigns. Putnam Management believes that stronger currencies and relatively aggressive anti-inflationary stances by the region’s central banks are likely to keep inflation under better control than in the United States. In addition, investors may discriminate more carefully within Eurozone markets in the second half of 2008 as inflation rates diverge; on that basis, Management favors Germany, the Netherlands, and Belgium relative to Italy, Spain, and Ireland. Within emerging markets, Putnam Management is moving away from securities denominated in U.S. dollars and into select Asian and Latin American issues denominated in local currencies. In many markets, such as Mexico, Thailand, and Indonesia, local debt has been repriced down more readily than dollar-based instruments to reflect heightened inflationary expectations.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice and are subject to change. Past performance is not a guarantee of future results. Indexes mentioned are used as broad measures of market performance. It is not possible to invest directly in an index.

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PERFORMANCE SUMMARY

Total return at net asset value (as of 6/30/08) (Unaudited)

	Inception			5 years		10 years		Life
Putnam VT — Class IA shares	Date	6 months	1 year	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized

American Government Income Fund	2/1/00	2.41%	9.61%	19.50%	3.63%	—	—	60.10%	5.75%

Capital Appreciation Fund	9/29/00	–12.86	–24.30	27.48	4.98	—	—	–13.29	–1.82

Capital Opportunities Fund	5/1/03	–8.68	–24.81	48.42	8.22	—	—	63.12	9.93

Discovery Growth Fund	9/29/00	–9.01	–10.19	49.46	8.37	—	—	–39.47	–6.27

Diversified Income Fund	9/15/93	–4.20	–2.20	29.00	5.22	56.13%	4.56%	118.99	5.44

Equity Income Fund	5/1/03	–11.15	–14.88	48.65	8.25	—	—	57.86	9.24

The George Putnam Fund of Boston	4/30/98	–10.76	–13.57	23.94	4.39	40.88	3.49	40.46	3.40

Global Asset Allocation Fund	2/1/88	–6.17	–7.91	41.78	7.23	37.29	3.22	370.95	7.89

Global Equity Fund	5/1/90	–10.98	–14.49	75.18	11.87	32.19	2.83	246.48	7.08

Growth and Income Fund	2/1/88	–16.58	–26.19	22.77	4.19	20.38	1.87	508.87	9.25

Growth Opportunities Fund	2/1/00	–10.75	–9.78	21.75	4.01	—	—	–49.35	–7.76

Health Sciences Fund	4/30/98	–5.23	–9.71	25.57	4.66	31.42	2.77	32.33	2.79

High Yield Fund	2/1/88	–0.23	–0.89	43.13	7.44	50.00	4.14	359.49	7.76

Income Fund	2/1/88	–1.05	2.84	17.69	3.31	57.09	4.62	275.26	6.69

International Equity Fund	1/2/97	–10.12	–12.32	98.64	14.71	99.09	7.13	176.91	9.27

International Growth and Income Fund	1/2/97	–10.87	–13.88	113.01	16.33	95.19	6.92	169.21	9.00

International New Opportunities Fund	1/2/97	–10.71	–11.01	110.25	16.02	76.93	5.87	105.52	6.47

Investors Fund	4/30/98	–15.18	–23.49	30.86	5.53	–2.80	–0.28	2.94	0.29

Mid Cap Value Fund	5/1/03	–7.45	–14.18	70.27	11.23	—	—	83.21	12.43

Money Market Fund	2/1/88	1.58	4.14	16.20	3.05	40.43	3.45	144.71	4.48

New Opportunities Fund	5/2/94	–8.00	–9.18	49.01	8.30	10.17	0.97	177.96	7.49

New Value Fund	1/2/97	–19.53	–28.56	30.19	5.42	60.52	4.85	95.93	6.03

OTC & Emerging Growth Fund	4/30/98	–8.40	–10.97	58.96	9.71	–24.48	–2.77	–22.75	–2.51

Research Fund	9/30/98	–12.81	–18.43	26.86	4.87	—	—	32.86	2.96

Small Cap Value Fund	4/30/99	–13.82	–29.91	53.57	8.96	—	—	126.17	9.31

Utilities Growth and Income Fund	5/4/92	–4.33	4.57	113.09	16.34	86.19	6.41	321.89	9.32

Vista Fund	1/2/97	–5.78	–8.31	60.50	9.92	28.73	2.56	85.39	5.52

Voyager Fund	2/1/88	–10.51	–9.26	25.85	4.71	12.48	1.18	583.80	9.88

During portions of the periods shown, all funds limited expenses, without which returns would have been lower. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. For more recent performance, contact your variable annuity provider, who can provide you with performance that reflects the charges and expenses at your contract level.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

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PERFORMANCE SUMMARY

Total return at net asset value (as of 6/30/08) (Unaudited)

	Inception			5 years		10 years		Life
Putnam VT — Class IB shares	Date	6 months	1 year	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized

American Government Income Fund	2/1/00	2.35%	9.47%	18.04%	3.37%	—	—	57.14%	5.52%

Capital Appreciation Fund	9/29/00	–12.93	–24.46	25.96	4.72	—	—	–14.88	–2.06

Capital Opportunities Fund	5/1/03	–8.79	–25.00	46.61	7.95	—	—	60.98	9.65

Discovery Growth Fund	9/29/00	–9.20	–10.55	47.52	8.09	—	—	–40.70	–6.52

Diversified Income Fund	4/6/98	–4.14	–2.23	27.69	5.01	52.74%	4.33%	112.75	5.24

Equity Income Fund	5/1/03	–11.20	–15.06	46.84	7.99	—	—	55.94	8.98

The George Putnam Fund of Boston	4/30/98	–10.93	–13.83	22.49	4.14	37.96	3.27	37.54	3.18

Global Asset Allocation Fund	4/30/98	–6.28	–8.13	40.56	7.05	35.46	3.08	357.78	7.74

Global Equity Fund	4/30/98	–11.03	–14.68	73.03	11.59	29.28	2.60	234.83	6.88

Growth and Income Fund	4/6/98	–16.68	–26.36	21.28	3.93	17.77	1.65	486.77	9.06

Growth Opportunities Fund	2/1/00	–10.85	–9.87	20.30	3.77	—	—	–50.32	–7.98

Health Sciences Fund	4/30/98	–5.34	–9.98	23.86	4.37	28.58	2.55	29.48	2.57

High Yield Fund	4/30/98	–0.39	–1.19	41.25	7.15	46.77	3.91	342.91	7.56

Income Fund	4/30/98	–1.26	2.49	16.18	3.04	53.70	4.39	261.72	6.50

International Equity Fund	4/30/98	–10.28	–12.59	96.06	14.41	94.77	6.89	170.36	9.04

International Growth and Income Fund	4/6/98	–11.02	–14.14	110.14	16.01	91.06	6.69	163.00	8.78

International New Opportunities Fund	4/30/98	–10.80	–11.23	107.49	15.72	73.22	5.65	100.81	6.25

Investors Fund	4/30/98	–15.31	–23.71	29.27	5.27	–4.98	–0.51	0.63	0.06

Mid Cap Value Fund	5/1/03	–7.55	–14.41	68.13	10.95	—	—	80.90	12.16

Money Market Fund	4/30/98	1.45	3.88	14.76	2.79	37.24	3.22	140.13	4.39

New Opportunities Fund	4/30/98	–8.07	–9.40	47.07	8.02	7.73	0.75	170.24	7.27

New Value Fund	4/30/98	–19.62	–28.75	28.48	5.14	57.13	4.62	91.42	5.81

OTC & Emerging Growth Fund	4/30/98	–8.57	–11.07	57.26	9.48	–26.08	–2.98	–24.38	–2.71

Research Fund	9/30/98	–12.89	–18.59	25.30	4.61	—	—	30.02	2.73

Small Cap Value Fund	4/30/99	–13.89	–30.06	51.63	8.68	—	—	121.46	9.06

Utilities Growth and Income Fund	4/30/98	–4.44	4.33	110.52	16.05	82.29	6.19	309.30	9.11

Vista Fund	4/30/98	–5.90	–8.54	58.50	9.65	26.06	2.34	81.18	5.31

Voyager Fund	4/30/98	–10.62	–9.51	24.27	4.44	10.03	0.96	558.99	9.68

During portions of the periods shown, all funds limited expenses, without which returns would have been lower. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

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Putnam VT American Government Income Fund

INVESTMENT OBJECTIVE
High current income with preservation of capital as its secondary objective

PORTFOLIO
U.S. Treasury securities, government agency mortgage-backed securities, and high-quality private mortgage-backed and asset-backed securities

NET ASSET VALUE	June 30, 2008
Class IA	$11.48
Class IB	$11.46

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income Team. Rob Bloemker is the Portfolio Leader. Daniel Choquette and Michael Salm are the Portfolio Members. During the reporting period ended June 30, 2008, there were no changes in the management team. Information about other funds managed by these individuals can be found beginning on page 33.

CREDIT QUALITY
Aaa	100.00%

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

In early 2008, the fixed-income investing environment was characterized by continued credit and liquidity concerns stemming from the crisis in subprime mortgages. Banks continued to recognize losses related to these lower-quality mortgages, leading them to pull financing back from hedge funds and other leveraged investors. As a result, prices of even high-quality fixed-income instruments suffered as yields rose to attract new investors. The credit crisis peaked in March with the collapse of Bear Stearns, a leading investment bank. The Fed responded with strong measures to restore funding to the markets. While volatility remained significant, the Fed’s actions proved to be a turning point as performance of AAA-rated issues improved over the remainder of the period. The fund was affected by the bond market’s indiscriminate sell-off in March, but was positioned to benefit from the improved environment over the second half of the period. Consequently, the fund’s class IA shares returned 2.41% at net asset value for the six-month period ended June 30, 2008.

Throughout the period, market expectations for inflation and interest rates were volatile. Given this backdrop, the management team’s strategic positioning with respect to duration (a bond’s sensitivity to changes in interest rates) remained relatively neutral. However, the fund benefited from tactical shifts to duration in response to the market’s changing expectations. With respect to security selection, the fund’s strategy has been to maximize exposure to AAA-rated mortgage-backed securities including Ginnie Maes, Fannie Maes, and Freddie Macs in view of the attractive yields they provided relative to Treasuries. A key factor with mortgage-backed securities is the rate of prepayment on underlying mortgages as borrowers sell their homes or refinance. Fund management believes prepayments overall are likely to be well below average for the next year or longer, as homeowners face depreciated assets and more stringent lending standards. As a result, the fund has been adding exposure to interest-only and higher-coupon securities, as well as to loan pools from geographic areas hardest hit by the housing slump. This strategy began to help fund returns over the latter part of the period.

Entering the second half of 2008, the markets no longer appear to be guarding against the worst-case scenario with respect to the impact of the subprime collapse on the U.S. economy. While views on the outlook for growth, inflation, and interest rates remain volatile, the fund management team believes that the outlook may become clearer once the impact of the recent U.S. tax rebate has been absorbed by the economy. Risk levels are elevated in all sectors that trade at a yield spread versus Treasuries, and management believes a cautious approach is warranted as the fund seeks exposure to undervalued securities.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

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Putnam VT Capital Appreciation Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks selected on the basis of their underlying worth, without a style bias toward either growth or value

NET ASSET VALUE	June 30, 2008
Class IA	$6.41
Class IB	$6.36

MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams. Gerard Sullivan and James Wiess are the Portfolio Leaders. Joseph Joseph is the Portfolio Member. During the reporting period ended June 30, 2008, Portfolio Member Richard Cervone left the fund’s management team, and shortly after the close of the period, Gerard Sullivan joined the team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the first half of 2008, the overall stock market declined, with the economy continuing to show signs of weakness. Financial stocks, in particular, suffered. Investment banks, brokerage firms, and insurers dealt with losses resulting from the deterioration of the credit environment as a result of the subprime lending crisis. One exception was the energy sector, where stocks benefited strongly from the record rise in the price of oil. The fund’s significant exposure to the financials sector and relatively low weighting of energy-related holdings held back returns, as did poor stock selection within the financials sector. Successful stock picking in the materials and consumer-related sectors contributed positively to the fund’s performance. For the six months ended June 30, 2008, the fund’s class IA shares had a loss of 12.86% at net asset value.

The fund continued to follow its bottom-up approach, using both fundamental and quantitative research to seek companies with the potential to appreciate in price over the long term. Management’s principal focus is on identifying mispriced stocks that the market has either overlooked or views in an excessively negative light. During the period, financial stocks, particularly mortgage-related companies, continued to experience significant weakness. Among the fund’s top holdings, the stocks of brokerage firm Lehman Brothers, financial guarantor AMBAC, and government-sponsored entity Freddie Mac all suffered from mortgage-related issues. During the period, the fund sold AMBAC and holdings of several mortgage insurers in view of their heightened risk profile, while maintaining exposure to financial stocks that the team believes are positioned to withstand the current uncertain environment.

On the positive side, while the fund would have benefited from a greater allocation to materials stocks, holdings in that area performed better than the sector overall. Specifically, the fund’s position in fertilizer company Potash Corporation was a leading contributor to performance. The fund’s consumer-related holdings outperformed as well, particularly toy company Hasbro and pharmacy chain CVS. Finally, stock selection within the industrials sector helped returns. In particular, transportation company Burlington Northern added to performance, as did the decision to avoid conglomerate General Electric.

Looking ahead, the financial markets continue to face at least two major sources of uncertainty. First is the potential for mortgage- and other credit-related losses to continue to undermine financial institutions that are essential to the smooth functioning of the economy and markets. Second, we believe that a continued skyrocketing in the price of oil would likely have significant negative implications for economic growth. Fund management will monitor economic conditions closely in order to assess the potential impact on fund holdings, while continuing to use a bottom-up approach that focuses on the long-term potential of individual stocks.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

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Putnam VT Capital Opportunities Fund

INVESTMENT OBJECTIVE
Long-term growth of capital

PORTFOLIO
Common stocks of small and midsize companies, selected on the basis of management’s perception of their underlying worth, without a style bias toward either growth or value

NET ASSET VALUE	June 30, 2008
Class IA	$12.45
Class IB	$12.37

MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader. Randy Farina, John Ferry, and Franz Valencia are the Portfolio Members. During the reporting period ended June 30, 2008, Portfolio Member Gerald Moore left the fund’s management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the first six months of 2008, a litany of issues weighed on stock prices. The spread of the housing and credit crises, slowing economic growth, rising inflation pressures, and a record price for a barrel of oil created a challenging climate for investors. This was reflected in the performance of Putnam VT Capital Opportunities Fund, whose class IA shares had a loss of 8.68% at net asset value for the six months ended June 30, 2008.

Although the fund produced a negative return for the period, there were some notable bright spots. The fund generated excellent stock selection in the consumer discretionary sector, one of the worst-performing segments of the market. Here, shares of the toymaker Hasbro gained ground on the strength of the company’s profitable licensing agreements for blockbuster films such as “Iron Man” and “The Incredible Hulk.” A position in Aeropostale, a retailer that targets teens and whose management has been executing well in terms of both fashion choices and financial performance, was also a top performer. Outside the consumer area, a position in the drilling contractor Grey Wolf performed well because of rising daily rates for drilling rigs and a takeover bid from a rival. The fund’s management team believes that the strong performance of these holdings helps illustrate that stocks with improving fundamentals and attractive valuations can perform well even when the broader market is weak.

On the negative side, the fund was hurt by not being invested in some of the most notable winners in the energy and materials sectors. In terms of individual detractors, Microstrategy Inc., Toro Co., and Emulex Corp. were the fund’s worst performers.

The fund’s composition has remained relatively stable during the past six months, reflecting management’s confidence in the stocks held in the portfolio. However, one change of note has been a reduction to the fund’s weighting in the consumer discretionary sector. The effect of falling housing prices and rising energy costs has caused many consumer stocks to deteriorate, prompting the management team to reduce its exposure to the sector. At the same time, it has been taking advantage of value opportunities in the consumer staples and materials sectors.

The fund’s management team is maintaining a focus on companies it believes have sound business models, strong competitive positions, steadily growing cash flows, and attractive valuations. While even fundamentally sound, reasonably valued stocks can lag when the market is under pressure, management believes such companies will be best positioned to generate outperformance in the long term.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

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Putnam VT Discovery Growth Fund

INVESTMENT OBJECTIVE
Long-term growth of capital

PORTFOLIO
Stocks of small, midsize, and large companies that management believes offer above-average growth potential

NET ASSET VALUE	June 30, 2008
Class IA	$4.94
Class IB	$4.82

MANAGEMENT TEAM

The fund is managed by the Putnam Small and Emerging Growth and Global Asset Allocation teams. Richard Weed is the Portfolio Leader. Raymond Haddad, Jeffrey Knight, and Robert Schoen are the Portfolio Members. During the reporting period ended June 30, 2008, Jeffrey Knight and Robert Schoen joined the management team, following Robert Ginsberg’s departure. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The stock market experienced significant volatility during the past six months as investors struggled with continued fallout from the subprime mortgage crisis, disruptions in the financials sector, and concerns about the U.S. economy’s health. Although this challenging environment dampened fund performance, selected sector overweightings and underweightings, positive stock-picking in the energy, financials, basic materials, and technology sectors, and strength among large-cap holdings helped performance somewhat. For the six months ended June 30, 2008, the fund’s class IA shares had a loss of 9.01% at net asset value.

Individual stock analysis and selection remain the cornerstones of the fund’s investment strategy. However, the management team continually monitors macroeconomic and market developments to gauge their potential impact on investment strategy and specific holdings. During the past six months, for example, these considerations led the team to keep the portfolio’s weighting low in the hard-hit financials and consumer cyclicals sectors. This positioning improved performance somewhat, although certain holdings did decline substantially, particularly among financials. Reduced liquidity and available credit opportunities throughout the financial world hurt global commodities and energy trading company Intercontinental Exchange, one of the fund’s top detractors, which was sold by the end of the period. Insurer AIG also declined as financial stocks continued to face credit pressures in the current market. Despite the stock’s poor performance during the period, the company is one of the top names in its industry, and the fund’s management team remains optimistic about the stock’s long-term potential. After delivering superior returns throughout 2007, solar energy company Suntech Power retrenched somewhat, and was sold by the end of the period. The slowing U.S. economy took its toll on for-profit adult educational provider Apollo Group, with fewer people able to afford additional education and student loan funds harder to obtain. We sold this holding by the end of the period. Internet giant Google also disappointed due to reduced advertising revenues and investor concerns about competition from a potential Yahoo!–Microsoft merger.

Holdings in energy, basic materials, and technology all provided superior returns. Rising worldwide demand for coal led high-quality, low-cost coal producer Massey Energy to deliver superior performance. Operational efficiencies and the world’s growing appetite for steel helped flat- and cold-rolled steel company Steel Dynamics tally strong returns. Natural gas provider Southwestern Energy and semiconductor firm Marvel Technology Group also contributed.

Looking ahead, management continues to see opportunities among energy, basic materials, commodities, health-care, and technology stocks. The environment for financial issues remains difficult as the market continues to work through the aftereffects of the credit crisis and the impact of the slowing U.S. economy. Fund management is less bullish on consumer-related stocks, as the U.S. consumer remains stretched by rising energy prices and economic weakness.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

8

Putnam VT Diversified Income Fund

INVESTMENT OBJECTIVE
As high a level of current income as management believes is consistent with preservation of capital

PORTFOLIO
The fund invests across all sectors of the global bond markets and across the credit spectrum

NET ASSET VALUE	June 30, 2008
Class IA	$7.95
Class IB	$7.87

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income and Fixed-Income High-Yield teams. D. William Kohli is the Portfolio Leader. Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon are the Portfolio Members. During the reporting period ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

CREDIT QUALITY
Aaa	51.04%	Ba	14.26%
Aa	4.87%	B	13.69%
A	3.29%	Other	5.44%
Baa	7.41%

Portfolio composition and credit quality will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The past six months included the most volatile period for the fixed-income credit markets that the portfolio team has seen in 20 years, with some signs of recovery emerging in the latter half of the period. From late 2007 and into early 2008, because of the multiple problems affecting the credit markets, the “flight-to-quality” trade into Treasury and international government securities dominated the marketplace. Many investors fled even the highest quality credit instruments, especially mortgages. The fund’s exposure to subprime securities was minimal during the recent credit crisis, having been sharply reduced as early as November 2006. The fund’s class IA shares had a loss of 4.20% at net asset value for the six months ended June 30, 2008.

As stated, the first three months of 2008 were extremely difficult for the credit markets. In January, the markets faced the additional challenge of a decline in U.S. consumer spending, with domestic unemployment at the highest level we have seen for many years. As news headlines highlighted a series of significant “write-downs” of structured securities and depressed earnings for prominent financial firms in the United States and Europe, global credit markets became increasingly illiquid. Market uncertainty peaked on March 17, with the collapse of Bear Stearns. The Fed’s response to these events was initially cautious, but the extreme pressure on global liquidity forced the Fed to act decisively, cutting the federal funds rate by two and three-quarter percentage points over six Federal Open Market Committee (FOMC) meetings from October 2007 through April 2008. The Fed also employed a number of creative measures in an attempt to restore liquidity to the markets, such as extending substantial credit to commercial and investment banks.

The fund holds significant weights to corporate and mortgage-related securities, all of which lagged in an environment where investors were highly concerned about safety. These exposures hurt performance. The fund benefited from its focus on steeper yield curves by emphasizing shorter-term securities and underweighting longer-term issues. To compensate for the increased risk of inflation that the team anticipates worldwide, the fund is holding a significant position in inflation-linked instruments. In addition, because the management team believes that the market is presenting some of the best opportunities buyers have seen in two decades, the team increased the fund’s positions within very high-quality mortgage and mortgage-backed securities with two-to five-year time horizons at several points during recent periods of volatility. Management believes it has done so without significantly increasing the portfolio’s credit risk going forward.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

9

Putnam VT Equity Income Fund

INVESTMENT OBJECTIVE
Capital growth and current income

PORTFOLIO
Primarily stocks of mature, large companies that pay regular dividends

NET ASSET VALUE	June 30, 2008
Class IA	$12.52
Class IB	$12.47

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value team. Bartlett Geer is the Portfolio Leader. Noah Rumpf is the Portfolio Member. During the reporting period ended June 30, 2008, Portfolio Member Austin Kairnes left the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The first half of 2008 was a difficult period for stocks overall. With a softening economy as a backdrop, foreclosures in the subprime segment of the housing market continued to escalate. In this environment, there was no relief for the investment banks, insurers, and other institutions whose balance sheets have been affected by the subprime mortgage crisis, leading to a broad-based decline among financial stocks. While returns were negative for most sectors, technology and oil-related stocks were the exceptions. As a result of the weak environment for equities, despite strong stock selection, the fund’s class IA shares had a loss of 11.15% at net asset value for the six months ended June 30, 2008.

The fund invests in a diversified array of large- and mid-capitalization stocks that the management team perceives to be undervalued, and focuses on equities believed to offer both attractive dividend income and the potential for long-term capital appreciation. The fund was overweight in technology stocks compared to the benchmark, which helped performance. IBM was a particularly strong contributor within the sector, as its stock benefited from the company’s continued ability to meet quarterly earnings expectations. Also within technology, Applied Materials continued to benefit from its position as a leading supplier to flat-panel display manufacturers. During the period, the fund’s exposure to energy stocks was increased. This shift helped performance, as holdings such as ConocoPhillips and Total SA were boosted by the ongoing rise in oil prices. The fund was underweight financial stocks compared to the benchmark, which helped performance. While stock selection within the financials sector was a positive factor overall, commercial finance company CIT Group detracted from performance, because it was forced to raise capital in the wake of losses related to the subprime mortgage crisis. Another laggard was oil and gas refiner Valero Energy within the energy sector, because market participants anticipated pressure on refinery profit margins going forward.

The fund’s process of selecting stocks based on individual company analysis and attention to risk control worked well over the first half of 2008. To illustrate, stock selection was a positive contributor to performance within 8 of the stock market’s 12 principal economic sectors. Fund management expects that continued market volatility in the coming months will provide further potential opportunities to buy stocks at attractive prices. The team will continue to carefully consider the risks and opportunities within the market and rely on research as it pursues the fund’s value-oriented strategy.

The fund may invest a portion of its assets in small and/or mid-size companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

10

Putnam VT The George Putnam Fund of Boston

INVESTMENT OBJECTIVE
Balanced investment composed of a well-diversified portfolio of stocks and bonds producing capital growth and current income

PORTFOLIO
Value-oriented stocks of large companies and government, corporate, and mortgage-backed and asset-backed bonds

NET ASSET VALUE	June 30, 2008
Class IA	$8.62
Class IB	$8.58

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. Jeanne Mockard is the Portfolio Leader. Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava are the Portfolio Members. During the reporting period ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Reflects equity holdings and cash only. Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Deepening worries about the financials sector, economic growth, and inflation created challenges for most asset classes during the first half of 2008. The fund, however, benefited from its balanced approach of investing in stocks and bonds, because the fixed-income markets held up relatively better than the equity markets. Nevertheless, with 60% of the portfolio invested in stocks, the momentum was overwhelmingly negative, especially given the fund’s value focus, which proved to be a drawback in a market that favored growth stocks. The fund’s class IA shares had a loss of 10.76% at net asset value for the six months ended June 30, 2008.

With economic growth stalling, management prudently reduced the fund’s exposure to consumer cyclical stocks. An overweight position in the industrial and capital goods sectors also helped performance, particularly investments in U.S. Steel, Freeport-McMoRan, and Gardner Denver, all of which are benefiting from large investments in infrastructure and industrialization overseas. Higher oil prices took a toll on holdings in the oil refining and transportation industries. One of the biggest disappointments was an overweight position in airline stocks, including U.S. Airways and United Airlines. These companies had been experiencing a recovery due to consolidation, solid business demand, and reduced flights, but oil prices eroded profit margins. Financial holdings, such as Citigroup and Wachovia Corp., also were disappointing even though the team had maintained an underweight position in the sector since mid-2007.

When credit markets came under duress in the first quarter, the fund’s bond portfolio benefited from its limited exposure to investment-grade corporate and government agency bonds and the fund management team’s decision to avoid lower-rated commercial mortgage-back securities (CMBS) and asset-backed securities (ABS). As bond markets began to stabilize in March, yields rose as the market began to price in the possibility of interest-rate hikes later this year. By May, the fund’s emphasis on high-quality non-Treasury securities was beneficial as CMBS, most ABS, and investment-grade corporate bonds outperformed Treasuries.

With inflationary pressures increasing, management is keeping duration (a bond’s sensitivity to changes in interest rates) neutral given the outlook for potentially higher interest rates. In the equity market, management will look for opportunities to add judiciously in financials and consumer cyclicals where stock prices have been pushed down indiscriminately and therefore may offer tremendous value.

The fund may invest a portion of its assets in small and/or mid-size companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. The fund may have a significant portion of its holdings in bonds. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

11

Putnam VT Global Asset Allocation Fund

INVESTMENT OBJECTIVE
A high level of long-term total return consistent with preservation of capital

PORTFOLIO
A managed asset allocation portfolio spread across domestic and international stock, bond, and cash investments

NET ASSET VALUE	June 30, 2008
Class IA	$15.26
Class IB	$15.32

MANAGEMENT TEAM

The fund is managed by the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader. James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt are the Portfolio Members. Shortly after the close of the reporting period ended June 30, 2008, James Fetch and Jason Vaillancourt joined the fund’s management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The first half of 2008 proved to be a challenging time for nearly all the major asset classes. Domestic large caps and international equities both produced losses in the low double digits, while small caps outperformed but nonetheless registered a mid-single-digit decline. Bonds produced mixed results, with government issues delivering slightly positive returns while investment-grade corporates and high-yield bonds both lagged. The result was a loss of 6.17% for the fund’s class IA shares for the six-month period ended June 30, 2008.

In this environment, the fund’s management team sought to add value by taking a defensive posture designed to preserve capital. To this end, the team moved the fund’s weightings in both equities and corporate bonds below the typical target weightings for these asset classes. In addition, management nearly eliminated the fund’s position in high-yield bonds, and boosted the weighting in cash. In the equity portion of the portfolio, the fund’s managers sought to limit exposure to economically sensitive stocks such as financial-industry, retailers, and auto-related companies. Instead, the team emphasized companies that it believed were most likely to generate robust earnings growth at a time of slowing economic activity, such as ExxonMobil, IBM, and Cummins Engine. These moves helped mitigate some of the downside in the markets.

Given management’s continued caution regarding the outlook for the global financial markets, its primary near-term goal remains the preservation of capital. From a longer-term standpoint, however, management believes the market turmoil of the past year will create compelling opportunities across a variety of asset classes within the next 6 to 12 months. These include areas where the fund began to establish new positions during the latter half of the reporting period, including high-yield bonds, emerging-market bonds, and commercial mortgage-backed securities. The management team also has been searching for opportunities in areas of the stock market it believes are most likely to benefit from the long-term changes taking place in the global economy. These changes include the growing need for renewable energy, an increasing scarcity of resources, and the huge investments being made in infrastructure projects throughout the world. Overall, while the management team is maintaining a defensive posture in response to the uncertain economic environment, it is also closely monitoring valuations to determine what investments will be in the best position to benefit once the financial markets begin to recover.

International investing involves risks such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. The fund can also have a significant portion of its assets in bonds. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

12

Putnam VT Global Equity Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
An internationally diversified common stock portfolio of mainly large and midsize companies

NET ASSET VALUE	June 30, 2008
Class IA	$12.68
Class IB	$12.60

MANAGEMENT TEAM

The fund is managed by the Putnam Global Core Team. Shigeki Makino is the Portfolio Leader. Bradford Greenleaf is the Portfolio Member. During the reporting period ended June 30, 2008, there were no changes in the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the past six months, stock markets around the world faced significant challenges. The end of the period grew particularly volatile as stocks sold off amid mounting concerns about the slowing U.S. economy, rising inflationary pressures in China, and continued fallout from the credit crisis triggered by U.S. subprime mortgage market losses. Unfortunately, the fund experienced weakness across its portfolio. A number of factors contributed to this result, including the poor market environment, uneven stock selection, and mixed results from the quantitative tools that management uses to analyze and rank stocks. However, the team did reduce the portfolio’s sensitivity to market volatility over the period, and this improved returns for June. The fund’s sector concentrations also contributed positively, with more exposure to the strong-performing energy, basic materials, and transportation sectors and less exposure to financial and consumer discretionary stocks. For the six months ended June 30, 2008, the fund’s class IA shares had a loss of 10.98% at net asset value.

Individual stock analysis and selection are the primary tools management uses to build the portfolio. Within this parameter, however, the fund’s sector weightings have for some time reflected the team’s thesis that infrastructure development in emerging markets is driving global growth — and the best stock opportunities are found in companies able to translate these growth opportunities into business profits. The fund’s top contributor for the period illustrates the success of this approach: U.S. oil-rig company ENSCO International, which benefited from the world’s growing demand for energy. German steel company Salzgitter also profited from emerging-market demand. U.S. health-care products and services company Johnson & Johnson delivered relatively solid performance, as investors rewarded defensive companies that generally sustain profitability amid weaker economic conditions. Defense contractor Lockheed Martin also contributed through the selling of some of the fund’s holdings in the stock for a gain. Not owning poorly performing financial stocks GE, American International Group, Citigroup, and UBS boosted relative returns.

Although many energy holdings contributed strong results, Valero Energy, a petroleum refiner, disappointed as the rapid rise in the price of oil squeezed profits. Lower revenues and higher costs pressured health benefits company WellPoint, and the management team sold the stock. Despite stable performance, Finnish handset manufacturer Nokia labored under negative investor sentiment that dampened returns for much of this industry in advance of Apple’s launch of the new iPhone. Gaming graphics processor producer NVIDIA also disappointed.

The management team remains cautious about the near-term outlook for global stock performance. Inflationary pressures appear to be growing in China, and the effects of the credit crisis continue to flow through the world’s financial markets. On a positive note, the fund is well positioned to take advantage of opportunities derived from the ongoing urbanization and industrialization of emerging markets. By reducing positions in financial and consumer cyclical stocks, management also has taken steps to minimize the portfolio’s exposure to the market’s hardest hit sectors.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

13

Putnam VT Growth and Income Fund

INVESTMENT OBJECTIVE
Capital growth and current income

PORTFOLIO
Primarily common stocks of mature, financially strong, dividend-paying very large companies across an array of industries

NET ASSET VALUE	June 30, 2008
Class IA	$15.67
Class IB	$15.59

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value Team. Eric Harthun is the Portfolio Leader. Michael Abata and David L. King are the Portfolio Members. During the reporting period ended June 30, 2008, there were no changes in the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The first half of 2008 was a difficult period for stocks in general, as the economy continued to shows signs of weakening. Seeking to bolster growth, the Fed continued its efforts to add liquidity, lowering its benchmark lending rate four times over the period. However, this accommodative action was insufficient to prevent a broad-based decline in stocks and a sharp drop among financial stocks in particular. Share prices continued to suffer for investment banks, insurers, and other financial institutions forced to deal with losses related to the ongoing problems within the subprime mortgage market. Energy stocks were the leading exception to the negative trend, boosted by the rising price of oil. While the fund is broadly diversified, its value-based approach to selecting stocks has led it to be relatively more heavily weighted in financial stocks than energy stocks. This positioning contributed to a disappointing loss of 16.58% for the fund’s class IA shares for the six months ended June 30, 2008.

The fund’s significant exposure to financial stocks was the largest drag on performance over the six months. While the fund had cut back on holdings of Bear Stearns prior to the firm’s collapse in March, it was still among the top detractors from performance along with investment bank Lehman Brothers. Subprime woes also had a negative impact on shares of insurer American International Group, a large holding in the fund. Another constraint on returns was the fund’s relatively low exposure to energy stocks. Given their elevated valuations and the potential for a slowing global economy to eventually impact the price of oil, management has believed a degree of caution was warranted with respect to the energy sector.

Among the companies that contributed positively to performance were mining and metals producer Freeport-McMoRan, capital goods producer Caterpillar, and environmental services provider Waste Management. In addition, the fund’s significant exposure to health-care-related stocks, such as Baxter International, whose performance is not highly correlated with the economy, helped returns. A number of the fund’s holdings of leading consumer-oriented stocks, which in management’s view had earlier reached unreasonably low levels, also performed well over the period. These included retailers Wal-Mart and Staples.

Management will continue to implement the fund’s bottom-up approach to investing, relying on fundamental research to identify large-company stocks believed to be priced below their true worth. A value-oriented approach to investing often results in decisions that run counter to the prevailing wisdom, and often requires patience before seeing these decisions bear fruit. As the first half of 2008 progressed, the investment climate began to show signs of shifting from one driven by broad-based trends to one focusing on the fundamentals of individual companies. In all environments, the fund’s management team will continue to pursue the fund’s value philosophy and process to uncover attractive investments, while diversifying holdings to manage the fund’s overall risk exposure.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

14

Putnam VT Growth Opportunities Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Primarily common stocks of large companies believed to offer strong growth potential

NET ASSET VALUE	June 30, 2008
Class IA	$4.98
Class IB	$4.93

MANAGEMENT TEAM

The fund is managed by the Putnam Global Asset Allocation Team. Jeffrey Knight and Robert Schoen are the Portfolio Leaders. During the reporting period ended June 30, 2008, Jeffrey Knight and Robert Schoen joined the management team, following the departure of Robert Ginsberg and Kelly Morgan. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the first six months of 2008, the class IA shares of Putnam VT Growth Opportunities Fund had a loss of 10.75% at net asset value. This negative return reflects the difficult environment for the U.S. stock market. At a time of high investor anxiety regarding high oil prices, slower economic growth, and a murky outlook for corporate earnings, stock prices lost ground despite aggressive interest-rate cuts by the Fed.

The fund’s current management team took the helm of the portfolio in early 2008. Since that time, the team has made several changes designed to improve the portfolio’s long-term prospects. First, the team has increased the number of holdings in the fund in order to reduce stock-specific risk. Team members believe this is essential at a time of frequent “blow-ups” among individual stocks. Second, the managers are putting a greater emphasis on the quantitative aspect of the management process. In conjunction with their fundamental analysis, they believe this will help create a more balanced portfolio. Third, the management team has incorporated more robust macroeconomic analysis, resulting in the reduction of the fund’s weighting in the financials and consumer discretionary sectors. At the same time, management has boosted the fund’s weighting in stocks that are demonstrating the ability to produce consistent growth despite the slowdown in the global economy.

Many of the fund’s top performers are examples of stocks whose strong organic growth has enabled them to outperform at an otherwise challenging time. Among these were Potash of Saskatchewan Inc., which is delivering robust earnings growth behind the rising demand for fertilizers, and Devon Energy, an oil and gas exploration company that has generated strong production growth. In the consumer area, two stocks that are positioned to benefit from slower economic growth and bargain-hunting consumers — discount retailers Ross Stores and the retailer Big Lots — were notable contributors. Holdings in Accenture, Occidental Petroleum, and IBM also produced strong returns.

Turning to detractors, the fund lost ground through its position in the refiner Valero Energy. Refiners have been under pressure because the cost of their primary input — crude oil — is rising faster than the price of their main outputs (gasoline, diesel fuel, heating oil, etc.). Also detracting from performance were the managed care provider WellPoint and the retailer Best Buy.

Although the fund lost ground during the first half of the year, its management team is confident that it is well positioned for the current environment. The large-cap asset class is home to a wealth of fast-growing, reasonably valued companies, providing the fund’s managers with the opportunity to establish positions in companies that should outperform regardless of the broader market environment.

Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

15

Putnam VT Health Sciences Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Primarily common stocks of companies in the health sciences industries

NET ASSET VALUE	June 30, 2008
Class IA	$12.67
Class IB	$12.57

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Equity Research Team. Sheba Alexander and Kelsey Chen are the Portfolio Leaders. During the reporting period ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The first half of 2008 was challenging for the broad stock market and for most health-care sectors. Several managed care and major pharmaceutical stocks sustained heavy losses. At the same time, positive news regarding promising new drugs buoyed the biotechnology sector. In a volatile environment, Putnam VT Health Sciences Fund’s class IA shares posted a loss of 5.23% at net asset value.

The fund’s management team continued to seek investment opportunities among the wide spectrum of health-care industries, including pharmaceuticals, health-care services, biotechnology, and medical technology. Fund management takes a bottom-up approach to stock selection, focusing on fundamentals of individual companies and valuation. The fund benefited from several biotechnology holdings during the period, in particular Genentech. Genentech’s key cancer drug, Avastin, already approved to treat colon cancer, received FDA approval for breast cancer treatment, greatly enhancing the drug’s potential.

In a difficult period, the pharmaceutical firm Wyeth was another favorable performer for the portfolio. Investors rewarded the promising early results and significant market potential for Wyeth’s bapineuzumab, an experimental treatment for Alzheimer’s disease. The drug is intended to slow the devastating effects of the accumulation of amyloid plaque in the brain’s nerve cells. On the negative side, Pfizer’s shares continued to sell off based on weak demand, expiring drug patents, and a weak product pipeline.

Within the medical devices industry, Medtronic, St. Jude, and Boston Scientific contributed to returns as the fundamentals for these companies remained favorable compared with other health-care sectors: The U.S. implantable cardioverter defibrillator market seems to have stabilized after declining over the past 18 months, providing a more positive earnings outlook for these companies. The devices automatically deliver electrical jolts to hearts that have stopped beating or are beating irregularly, restoring normal rhythms.

On the health-care services side, hospital companies generally outperformed the broader health-care market with favorable earnings results during the first quarter of 2008. Some of the fund’s holdings in this area — Universal Health Services and Health Management Associates — performed well. Volume trends seem to have stabilized for these companies after several years of decline. In addition, hospitals’ ongoing problem concerning uninsured admissions has stabilized, resulting in better-than-expected profit margins and earnings.

Managed-care companies, meanwhile, experienced disappointing first-quarter results, with all but two companies in the industry reducing earnings forecasts based on higher-than-expected cost trends and lower-than-expected premium receipts. Shares of WellPoint and Cigna both declined significantly during the period.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

16

Putnam VT High Yield Fund

INVESTMENT OBJECTIVE
High current income, with a secondary objective of capital growth when consistent with achieving high current income

PORTFOLIO
Primarily high-yielding corporate bonds rated below investment grade

NET ASSET VALUE	June 30, 2008
Class IA	$6.76
Class IB	$6.71

MANAGEMENT TEAM

The fund is managed by the Putnam Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader. Norman Boucher and Robert Salvin are the Portfolio Members. During the reporting period ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

CREDIT QUALITY
Aaa	3.45%	Ba	26.62%
A	0.42%	B	47.00%
Baa	2.87%	Other	19.64%

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Early in 2008, the fixed-income markets continued to be driven primarily by credit concerns and liquidity shortfalls flowing from the crisis in lower-quality mortgages. In mid-March, the credit crisis peaked as leading investment bank Bear Stearns fell victim to the heightened fear of counterparty risk and the Fed was forced to organize a rescue. At the same time, the Fed took decisive action to add liquidity to the broader markets. The Fed’s actions proved something of a turning point as credit spreads narrowed and high-yield performance improved over much of the remainder of the period. However, in late June, weak economic data raised fears of deteriorating fundamentals going forward, causing high-yield bonds and other credit asset classes to give back some of their recent gains. The management team’s focus on higher-quality segments of the high-yield market helped reduce the negative impact of market turmoil, as the fund’s class IA shares delivered a loss of 0.23% at net asset value for the six months ended June 30, 2008.

Management’s emphasis on the energy sector, as well as its security selection within the sector, boosted fund returns, as many of these companies benefited from rising commodity prices. During the period, the fund increased its exposure to health-care-related issues, many of which were resistant to a slowing economy, and this helped performance as well. Management also continued to hold a position in floating-rate bank loans, which had been purchased at attractive yield levels. Floating-rate bank loans may present less credit risk than high-yield bonds due to their senior, or priority, repayment status among a company’s investors, and this exposure helped performance in the prevailing credit-sensitive environment. In terms of specific issues, a leading contributor to the fund’s performance was the bonds of oil exploration and production company Chesapeake Energy. In addition, the team’s decision to avoid the bonds of gaming company Harrah’s and auto parts company Delphi helped performance versus the benchmark. On the negative side versus the benchmark, the team’s decision to initially avoid mobile phone company Alltel held back returns, as the company’s debt was boosted by a takeover offer from Verizon.

Going forward, fund management intends to continue to position the portfolio somewhat defensively, as it appears that the impact of a weakening economy on issuer fundamentals may be expanding from housing and autos into other sectors such as airlines, media, and gaming. On the positive side, high-yield valuations, as represented by the yield spread these issues provide versus Treasury bonds, are attractive by historical standards. The team will continue to select individual securities based on rigorous credit analysis, while maintaining a diversified portfolio.

Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

17

Putnam VT Income Fund

INVESTMENT OBJECTIVE
High current income consistent with what Putnam Management believes to be prudent risk

PORTFOLIO
Primarily mortgage- and asset-backed securities, investment-grade and high-yield corporate bonds, and U.S. Treasury securities

NET ASSET VALUE	June 30, 2008
Class IA	$11.71
Class IB	$11.63

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income Team. Rob Bloemker is the Portfolio Leader. Kevin Cronin, Kevin Murphy, Michael Salm, and Raman Srivastava are the Portfolio Members. During the reporting ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

CREDIT QUALITY
Aaa	67.43%	Ba	3.13%
Aa	3.44%	B	2.16%
A	8.92%	Other	1.78%
Baa	13.14%

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Despite longer-term interest rates ending the first half of 2008 close to where they were when the period started, fixed-income markets were volatile in the intervening months. In the first quarter, investors demonstrated a flight-to-quality mentality in response to turmoil in the subprime mortgage market and weaker economic growth. With the Fed aggressively cutting rates to avert an economic downturn, yields on the very short end of the yield curve (a graphical representation of the yield differential between shorter- and longer-term bonds) fell dramatically, and the curve steepened. However, by March and April, with inflationary pressures increasing, short-term yields rose, contributing to a flatter yield curve. The fund’s yield curve positioning was effective during the semiannual period, contributing to a dividend increase in April. However, concerns about certain mortgage sectors created a considerable headwind for the fund. For the six months ended June 30, 2008, the fund’s class IA shares delivered a loss of 1.05% at net asset value.

During the first quarter, the fund was helped by its limited exposure to investment-grade corporate and government agency bonds and management’s decision to avoid lower-rated commercial mortgage-back securities (CMBS) and asset-backed securities (ABS). However, when market participants that were experiencing increasing duress, such as investment banks and hedge fund operators, began liquidating their Aaa-rated holdings, yield spreads widened and prices on these securities declined significantly. This adversely affected the fund, even though it held safe cash flows through predominantly Aaa-rated securities.

Following the market lows in mid-March, the fixed-income markets began to stabilize. Yields rose as the market removed expectations of further Fed rate cuts and began to price in the possibility of rate hikes later this year. May, in particular, was a strong month for CMBS, most ABS, and investment-grade corporate bonds, making the fund’s exposure to these sectors a plus. Traditional mortgage pass-throughs and agencies also performed better, but to a lesser degree.

The process of continued write-downs by financial institutions and increased capital infusion will require time to even out, creating more volatility ahead. While high-yield and investment-grade corporate bonds are trading at attractive valuations, the management team remains cautious due to the potential increase in the default rate. However, we are finding select opportunities in the investment-grade corporate new issue market. We also see tremendous potential in senior CMBS and ABS. With the market pricing in more than one rate hike before year-end, fund management is keeping duration (sensitivity to interest-rate changes) neutral and will continue to position for a spread curve steepening in the non-Treasury versus Treasury sectors.

Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

18

Putnam VT International Equity Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks of mainly large and midsize international companies

NET ASSET VALUE	June 30, 2008
Class IA	$14.34
Class IB	$14.23

MANAGEMENT TEAM

The fund is managed by the Putnam International Core Team. Joshua Byrne and Simon Davis are the Portfolio Leaders. Alan McCormack and Michael Scafati are the Portfolio Members. Shortly after the close of the reporting period ended June 30, 2008, Alan McCormack and Mike Scafati joined your fund’s management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

An environment of slowing global growth and surging energy prices weighed on the international markets during the first six months of the year. The worst performing region was Europe, where investors have been forced to contend with the two-pronged threat of an economic slowdown coupled with potential interest-rate increases. Emerging markets also lagged amid the heightened level of global risk aversion. However, Japan outperformed, because it was viewed as being less affected by the macroeconomic issues weighing on the rest of the world. With this as the backdrop, Putnam VT International Equity Fund’s class IA shares had a loss of 10.12% at net asset value for the six months ended June 30, 2008.

The fund’s broader positioning, characterized by a tilt toward the large- and mega-cap segment of the market, proved well suited to the environment of the past six months. Stock selection also added value, especially in the energy and materials sectors. In energy, positive contributions came from StatoilHydro and Lukoil, while the top performers in materials were BHP Billiton and Rio Tinto. The management team’s decision to avoid most mega-cap financials also helped performance given the continued difficulties facing that sector. Nevertheless, positions in Allied Irish Bank and the Australian investment firm Babcock & Brown hurt the fund’s return. Outside financials, the largest individual detractor was Nokia.

The fund’s management team continues to favor companies that achieve growth through structural avenues such as market-share gains, profit margin improvements, or more competitive business models. At a time when turmoil in the credit markets has led market participants to focus on risk, management believes investors will pay a premium for larger, well-financed companies that are demonstrating secular, or large-scale, growth independent of broader economic trends.

While risks remain an important factor due to the continued stress in the credit markets, the developing world continues to record robust — albeit slower — growth. The fund’s management team remains positive on the long-term growth prospects for these economies, and is looking for opportunities to augment the fund’s emerging-market exposure when volatility causes valuations to fall to attractive levels. The management team is aiming to take advantage of the growth in the developing world through direct investment in select emerging markets as well as holdings in developed-market companies with emerging-market exposure. With respect to Europe, the fund’s managers are adopting a more cautious approach since the region has traditionally underperformed when growth in North America slackens. Management remains optimistic about select investment opportunities in Japan, where it is seeing strong valuation support and ongoing restructuring initiatives at the individual company level. From a sector perspective, the management team is favoring transportation, energy, and conglomerates, but is currently finding fewer opportunities in consumer cyclicals, financials, and capital goods.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

19

Putnam VT International Growth and Income Fund

INVESTMENT OBJECTIVE
Capital growth. Current income is a secondary objective.

PORTFOLIO
Primarily common stocks of large and midsize companies located outside the United States and believed by management to be undervalued

NET ASSET VALUE	June 30, 2008
Class IA	$11.85
Class IB	$11.77

MANAGEMENT TEAM

The fund is managed by the Putnam International Value Team. Pamela Holding is the Portfolio Leader. Darren Jaroch is the Portfolio Member. During the reporting period ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the first half of 2008, international equities lost ground, reflecting concerns that difficulties in the U.S. housing and credit markets were beginning to weigh on economic growth around the world. With this environment as the backdrop, the fund’s class IA shares had a loss of 10.87% at net asset value for the six months ended June 30, 2008.

Bottom-up stock analysis and selection remains the cornerstone of the fund’s management strategy. Rather than selecting stocks based on macroeconomic considerations or targeting its allocations toward particular sectors or countries, team members evaluate each issuer’s stock on its own merits. That said, the energy and materials sectors, both of which outperformed the broader market during the period, were home to a number of the fund’s best performers. One leading gainer in energy was the Russian company Lukoil, a direct beneficiary of the rising prices of oil and natural gas. Helped by both rising commodity prices and increased demand for metals, Anglo American, a diversified global mining concern, was the top contributor in the materials sector. The fund’s holdings in steel companies, which experienced rising sales volumes due largely to the construction boom in emerging markets, also made a significant positive contribution to returns. Outside of materials, the fund’s top stocks were the Japanese trading company Mitsubishi Corp., which was boosted by its exposure to rising coal and iron ore prices, and Toyo Suisan Kaisha, Japan’s second-largest noodle manufacturer.

Among detractors, the most notable one was the Scandinavian conglomerate Orkla. One component of Orkla’s operations is solar energy, exposing the stock to the first-half downdraft in virtually all solar-energy-related companies. The fund continues to hold Orkla based on its quality management team and its success in reinvesting profits from its food and beverage operations into higher-return business lines. Japan Tobacco and China Petroleum, both of which remain in the fund, also detracted from performance. Another detractor, the Australian investment and asset management company Babcock & Brown, has been sold.

The fund’s management team remains cautious, reflecting its view that the global markets will remain choppy for some time. This outlook helped form the basis for a reduction in the fund’s weighting in emerging markets, where management trimmed or eliminated positions in companies whose elevated valuations made them vulnerable to rising global inflation. At the same time, the team has used the downturn in equities to initiate positions in stocks within the consumer staples, technology, and health-care sectors. Looking ahead, management will continue to use short-term volatility to take advantage of attractive longer-term value opportunities.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

20

Putnam VT International New Opportunities Fund

INVESTMENT OBJECTIVE
Long-term capital appreciation

PORTFOLIO
Primarily common stocks of companies located outside the United
States believed to have strong growth potential

NET ASSET VALUE	June 30, 2008
Class IA	$18.08
Class IB	$18.02

MANAGEMENT TEAM

The fund is managed by the Putnam International Growth Team. Stephen Dexter is the Portfolio Leader. Denise Selden and H. David Shea are the Portfolio Members. During the reporting period ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The international equity markets lost ground during the first half of the year, reflecting investors concerns about slower economic growth, rising inflation, and surging oil prices. In this environment, the fund’s class IA shares had a loss of 10.71% at net asset value for the six months ended June 30, 2008.

The reporting period was characterized by an unusual dispersion of returns within the market. Of the 12 major sectors, only two — energy and materials — finished in positive territory. The stocks the fund held in these sectors were among its leading positive contributors. Most notable among these was K+S, a German producer of potash whose shares were boosted by the exceptionally robust worldwide demand for fertilizers. In energy, the top performer was Lukoil, a Russian producer of oil and natural gas. Historically, the market has placed a lower valuation on Lukoil’s reserves than is typically the case for companies in the global energy sector. This discount began to diminish during the most recent period — a reflection of sharply rising energy prices — and the stock outperformed as a result. Also performing well was Suncor Energy, a Canadian company that extracts oil from shale. As the price of oil rose, so did the company’s profit margin — a positive development reflected in its rising stock price.

Among the fund’s significant detractors was Babcock & Brown, an Australian firm that invests in infrastructure projects around the world. The company depends on debt to finance its activities, which made it highly vulnerable to the global credit crisis of the past year. Also weighing on returns was Greece-based Hellenic Exchanges, which was hurt by the failure of an acquisition that was expected to boost future growth. Both stocks have been sold from the fund. The third-largest detractor was Norway’s Renewable Energy Corp., a maker of solar cells adversely affected by the first-half downdraft in virtually all solar-related stocks. During the period, the fund’s management team elected to close the position in order to lock in a long-term gain.

The fund’s management retains a cautious near-term outlook based on the potential for slower consumer spending in countries where the housing crisis has hit the hardest, such as the United States, Great Britain, Ireland, and Spain. Weaker spending in the United States, in particular, creates a significant drag on global economic growth. The fund’s management team is therefore holding only a light exposure to stocks reliant on consumers’ discretionary spending. At the same time, team members are finding a greater number of opportunities in the consumer staples sector. Overall, the team continues to focus on finding stocks that are in the best position to maintain consistent earnings growth despite the difficult economic environment.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

21

Putnam VT Investors Fund

INVESTMENT OBJECTIVE
Long-term growth of capital and any increased income that results from this growth

PORTFOLIO
Primarily stock of midsize companies believed to be undervalued

NET ASSET VALUE	June 30, 2008
Class IA	$9.79
Class IB	$9.75

MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Core Team. Gerard Sullivan and James Wiess are the Portfolio Leaders. During the reporting period ended June 30, 2008, Portfolio Member Richard Cervone left the fund’s management team, and shortly after the close of the period, Gerard Sullivan joined the team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the first six months of 2008, the economy continued to show signs of weakening and stocks, in the aggregate, declined. In particular, share prices continued to suffer for financial institutions forced to account for losses related to the ongoing deterioration in the credit environment. By contrast, energy stocks were boosted by the skyrocketing price of oil. Successful stock picking in the industrials, materials, and energy sectors contributed positively to the fund’s performance. However, the fund’s significant exposure to the financials sector and relatively low weighting of energy-related holdings held back returns, as did poor stock selection within the financials sector. For the six months ended June 30, 2008, the fund’s class IA shares posted a loss of 15.18% at net asset value.

The fund’s principal focus is on using both fundamental and quantitative research to identify mispriced stocks that the market has either punished too harshly or failed to reward sufficiently. The fund’s investment process also incorporates risk models and other tools used to limit exposure to single stocks or areas of vulnerability. Over the period, financial stocks, particularly mortgage-related companies, continued to lead the market down. Within the fund’s portfolio, the stocks of brokerage firm Lehman Brothers, financial guarantor AMBAC, and government-sponsored entity Freddie Mac all suffered from mortgage-related issues. While the fund has maintained its exposure to those financial stocks the team believes are positioned to withstand the near-term turbulence, during the period the fund sold AMBAC and its holdings of several mortgage insurers in view of their heightened risk profile.

On the positive side, stock selection in transportation and energy helped returns. In particular, transportation company Burlington Northern Santa Fe added to performance, as did the decision to avoid conglomerate GE. While the fund would have benefited from a greater allocation to both energy and materials stocks, the fund’s holdings in both areas performed better than the two sectors overall. Strong performers within energy included Canadian oil sands producer Suncor, equipment manufacturer National Oilwell Varco, and oil and gas explorers Apache Corporation. Within the materials sector, the fund’s position in fertilizer company Potash Corp. was a leading contributor to performance.

In the short term, the financial markets face the question of the degree to which mortgage and other credit-related losses will continue to impact financial institutions essential to the smooth functioning of the economy and markets. In addition, if the price of oil were to continue its upward climb, that would likely have a very significant slowing effect on the economy. While continuing to utilize a bottom-up approach that focuses on the long-term potential of individual stocks, management will monitor economic conditions closely in order to assess the potential impact on fund holdings. The team continues to believe that many of the stocks that have been challenged by recent market conditions have the potential to reward investors over time.

The fund involves the risk that the stock prices of the companies in the portfolio will fail or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

22

Putnam VT Mid Cap Value Fund

INVESTMENT OBJECTIVE
Capital appreciation and, as a secondary objective, current income

PORTFOLIO
Primarily stocks of midsize companies believed to be undervalued

NET ASSET VALUE	June 30, 2008
Class IA	$12.21
Class IB	$12.16

MANAGEMENT TEAM

The fund is managed by the Putnam Small- and Mid-Cap Value Team. James Polk and Edward Shadek are the Portfolio Leaders. During the reporting period ended June 30, 2008, there were no changes in the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the past six months, mid-cap stocks faced the same issues that affected the overall market: the fallout from the sub-prime mortgage crisis, disruptions in the financials sector, and concerns about the U.S. economy’s health. Although Putnam VT Mid Cap Value Fund struggled in this challenging market environment, the fund’s management team took steps to mitigate the negative effects on performance. Chief among them was the fund’s relatively small position in financials-sector stocks, substantial exposure to strong-performing consumer staples holdings, and positive stock picking in the energy, basic materials, and technology sectors. For the six months ended June 30, 2008, Putnam VT Mid Cap Value Fund’s class IA shares had a loss of 7.45% at net asset value.

Throughout the period, management continued to choose stocks by using a bottom-up approach, on the belief that stock selection should be the main driver of performance. The team also carefully monitors macroeconomic trends and factors these considerations into decisions about how to best diversify the portfolio while balancing risk and reward. Because financial stocks faced significant difficulties, the fund had fewer holdings in the sector. In contrast, the fund had a large number of holdings in consumer staples, which offer a relatively safe choice in a challenging investing environment. The fund also maintained substantial exposure to the health-care and technology sectors.

Two of the fund’s top performers were in the consumer sector. West coast discount retailer Ross Stores shares delivered superior returns as the company revamped its systems and operations, improved its product mix, and benefited from the rise in off-price shopping in the wake of the U.S. economic slowdown. A new management team also helped BJ Wholesale’s stock performance from the same rise in off-price shopping. The stock of advertising conglomerate Interpublic Group also contributed. High-quality steel producer Steel Dynamics, natural gas exploration and production company EOG Resources, and energy services company National-Oilwell Varco all contributed positively to fund performance.

The fund experienced disappointments during the period. HMO Coventry Health was hurt by rising health-care costs. The fund’s management team, however, believes that the stock’s price remains attractive and that the company’s management team is strong. Retailer OfficeMax declined amid concerns that U.S. consumer spending would slow, but fund management believes that company sales are linked more to spending by businesses rather than consumers. Shares in savings-and-loan institution Washington Mutual declined after sustaining losses on residential loans.

Given ongoing market volatility, management’s outlook remains cautious. The team continues to seek opportunities for long-term performance among beaten-down stocks in the financials, consumer cyclicals, technology, and health-care sectors, while maintaining exposure to strong-performing stocks in the energy and basic materials areas.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

23

Putnam VT Money Market Fund

INVESTMENT OBJECTIVE
As high a rate of current income as management believes is consistent with preservation of capital and maintenance of liquidity

PORTFOLIO
High-quality short-term fixed-income securities

NET ASSET VALUE	June 30, 2008
Class IA	$1.00
Class IB	$1.00

MANAGEMENT TEAM

The fund is managed by the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader. Jonathan Topper is the Portfolio Member. During the reporting period ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Financial markets were volatile during the first half of 2008, stirred by investor concerns about the credit markets, at-risk financial institutions, inflation, and recession. Walking a tightrope between growth and price stability, the Fed lowered the federal funds rate four times and made innovative moves to bolster market liquidity. These actions helped restore a degree of stability during April and May, but inflationary pressures led the Fed to hold its benchmark rate steady in June. Amid the uncertainty, fund management maintained its conservative, high-quality focus and avoided the distressed sectors of the money market. For the six months ended June 30, 2008, Putnam VT Money Market Fund’s class IA shares returned 1.58% at net asset value.

Because of the market volatility, the team kept the portfolio’s weighted average days to maturity (WAM) shorter during the first three months of the reporting period than otherwise would have been the case. Furthermore, with inflation a concern, the team believed that the Fed would shift away from a pro-growth, lower-interest-rate stance. In April, the team began to extend the WAM to a more neutral level by investing in fixed-rate paper with maturities of six to nine months to lock in attractive yields at the time, which were higher than what was being offered on floating-rate securities. By June, with the forward-looking London Inter-Bank Offer Rate (LIBOR) curve suggesting rates would trend up in response to inflationary pressures, the team purchased floating-rate notes, which positioned the fund to capture higher yields because these securities are tied to market indexes that reset on a periodic basis.

The team continues to invest in short-term debt issued by large global banks, such as Bank of America and France’s Credit Agricole S.A., which both have diverse revenue sources to help them weather economic downturns. The team also found some attractive opportunities in the insurance sector — increasing investments in Metropolitan Life, the largest life and health insurance provider in the United States, as well as the asset-backed commercial paper (ABCP) market. The ABCP issuers that fund management considers appropriate must meet three criteria. They must be backed by high-quality financial assets, such as trade receivables or commercial loans. Second, they must maintain ample third-party structural support, including credit enhancement and liquidity backing. Lastly, they need to have strong management and sponsorship. Starbird Funding, sponsored by BNP Paribas, exemplifies this strategy.

As the reporting period came to a close, the markets became quite agitated in response to renewed concerns about the financials sector and soaring prices. With rates spiking because of the uncertainty, the team began purchasing three-month commercial paper due to mature this fall, when the team believes the Fed is likely to consider raising interest rates in response to inflationary pressures. The team intends to keep the portfolio responsive as is prudent to insulate it from volatility while maximizing income opportunities.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

24

Putnam VT New Opportunities Fund

INVESTMENT OBJECTIVE
Long-term capital appreciation

PORTFOLIO
Common stocks of companies that management believes have strong long-term growth potential

NET ASSET VALUE	June 30, 2008
Class IA	$19.77
Class IB	$19.48

MANAGEMENT TEAM

The fund is managed by the Putnam Mid-Cap Growth and Small and Emerging Growth teams. Kevin Divney, Raymond Haddad, and Gerry Moore are the Portfolio Leaders. Brian DeChristopher and Richard Weed are the Portfolio Members. During the reporting period ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The U.S. stock market sold off sharply in January on recession fears, rising oil prices, and a pickup in inflation. The market also was hurt by the lingering effects of the housing slump and the crisis in the credit markets. Stocks fluctuated in the ensuing months before ending the period at approximately January levels. Rising commodity prices coincided with reduced spending and depressed consumer confidence. Through a succession of weak quarters, strong exports have helped to keep the U.S. economy out of recession. In a tough environment for stocks, the fund’s class IA shares had a loss of 8.00% at net asset value for the six months ended June 30, 2008.

The fund invests in the full range of company sizes — small-, mid-, and large-cap. Over the period, the results of management’s stock selection were mixed. The most disappointing sector was technology, where graphics chip manufacturer NVIDIA lost ground to the competing firm Advanced Micro Devices. An underemphasis on top-performing technology issues such as IBM also detracted from results. In the transportation area, the fund’s position in Continental Airlines was a detractor. Although Continental is viewed as perhaps the best-run domestic carrier, and has been running its planes near capacity, all airlines have been badly hurt by rising fuel prices.

Positive contributions to performance came from the materials, health-care, and energy sectors. Within materials, fund management’s emphasis on agricultural and fertilizer issues helped performance. Fertilizer miners and manufacturers The Mosaic Company and Potash Corporation of Saskatchewan both benefited from strong food demand in China, which has driven up world fertilizer prices. In the health-care area, stock selection helped returns, with Gilead Sciences contributing strongly. Gilead is profiting from its recent innovation in combining three separate drugs that have been used as a drug “cocktail” to treat HIV and combining them in a single pill. The fund also benefited from rising commodity prices with its positions in the energy sector, in holdings such as Comstock Resources (oil and natural gas exploration and production) and Massey Energy (coal production).

The team remains committed to building a portfolio that blends the stable growth of larger companies with the visible expansion of mid-cap companies and the more rapid growth of smaller firms. Going forward, the management team remains cautious in its outlook for the U.S. economy. We anticipate reduced allocations to consumer staples companies such as food and soft drink producers, which are being hurt by continuing increases in the cost of raw materials and difficulties in passing on those costs. The managers believe that corporate spending will continue to be reasonably strong, and plan to maintain a significant allocation in technology stocks.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

25

Putnam VT New Value Fund

INVESTMENT OBJECTIVE
Long-term capital appreciation

PORTFOLIO
Primarily common stocks of large and midsize companies believed to be undervalued

NET ASSET VALUE	June 30, 2008
Class IA	$9.76
Class IB	$9.69

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value Team. David King is the Portfolio Leader. Michael Abata is the Portfolio Member. During the reporting period ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the first six months of 2008, stocks were broadly and sharply lower, with the energy and materials sectors two of the few positive standouts. Despite the Fed’s concerted and creative efforts to help financial markets and investors weather the credit crisis, in early 2008 rapidly rising commodity prices began to dampen U.S. consumer confidence and core inflation became a concern for investors. Although by April there were signs that the credit crunch that began in 2007 might be easing, financial-industry stocks continued to be hard hit by additional write-downs and credit downgrades for financial firms. With more than 20% of its assets in financial stocks, Putnam VT New Value Fund’s class IA shares posted a loss of 19.53% at net asset value for the semiannual period ended June 30, 2008.

Stocks that contributed positively to returns during the period included discount retailers, which benefited from an increased trend of bargain-hunting by U.S. consumers. The fund’s position in Big Lots, Inc. benefited from this shift. Based on rising commodity prices, basic industrial holdings including Nucor Corp. and Freeport-McMoRan, performed well. Energy holdings also boosted returns somewhat, but a lack of exposure to “pure” energy production companies — those directly related to the drilling of oil and natural gas — undercut performance. The fund did benefit from its position in energy producer Occidental Petroleum.

As mentioned, the fund’s financial holdings were hard hit, and stock selection in this area also was a detractor. With help from the Fed, JPMorgan Chase acquired Bear Stearns in March at a significant loss to investors. Countrywide Financial, the nation’s largest mortgage lender, was also was acquired by Bank of America at a large loss for Countrywide shareholders. Other holdings with mortgage security exposure, such as Ambac Financial, Genworth, and MGIC Investment Corp., also posted large losses. Fund management is continuing to hold these stocks with a longer-term view, and may add to these positions when fundamental factors such as the companies’ investment portfolios appear to be stabilizing.

The management team seeks long-term capital appreciation by investing in stocks of midsize and large companies that it considers undervalued or out of favor. At the heart of the team’s philosophy is a belief that uncertainty creates opportunity, and that prudent research can uncover unfairly tarnished companies with the potential to recover as conditions improve. At present, the fund’s management team views market valuations as reasonable, but in the near term is pessimistic about corporations’ profit growth and does not see a catalyst that would boost prices of undervalued stocks. Management believes that when the housing crisis finally abates, and if oil prices moderate or even decline over the next 12 months, value stocks can rebound. One constructive element that could help stocks, they believe, is that U.S. interest rates should remain fairly stable over the coming months.

The fund may invest a portion of its assets in small and/or mid-size companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

26

Putnam VT OTC & Emerging Growth Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks primarily of small and midsize emerging-growth companies. It may include stocks traded in the over-the-counter market (OTC) and stocks of emerging-growth companies listed on securities exchanges.

NET ASSET VALUE	June 30, 2008
Class IA	$7.63
Class IB	$7.47

MANAGEMENT TEAM

The fund is managed by the Putnam Small and Emerging Growth Team. Raymond Haddad and Richard Weed are the Portfolio Leaders. During the reporting period ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the past six months, the stock market faced significant challenges as continued fallout from the subprime mortgage crisis took its toll on financial markets. Investors also struggled with concerns about the U.S. economy’s health and the effects of rising prices on energy and other commodities. Although not immune to the impact of this difficult environment, positive stock-picking in the energy, financials, basic materials, and technology sectors, as well as selected sector overweightings and underweightings helped boost fund performance. For the six months ended June 30, 2008, the fund’s class IA shares had a loss of 8.40% at net asset value.

As always, management focused primarily on individual stock analysis and selection in building the fund’s portfolio during the past six months. At the same time, however, the team continued to monitor macroeconomic and market developments to gauge their potential impact on investment strategy and specific holdings. During the recent period, for example, these considerations led management to keep the portfolio’s weighting low in the hard-hit financials and consumer cyclicals sectors and higher in the top-performing energy sector. This positioning boosted performance substantially. Among energy holdings, coal and metallurgical coal (used for making steel) producer Massey Energy was a top contributor as this high-quality, low-cost supplier capitalized on rising worldwide demand for steel used to develop infrastructure in emerging markets. Natural gas exploration, production, and distribution company Southwestern Energy benefited from rising gas prices. Canadian-based gold mining company Yamana Gold prospered as the price of gold increased. The stock of semiconductor company Marvell Technology Group also delivered strong returns.

The fund experienced some disappointments. After delivering superior returns throughout 2007, solar energy company Suntech Power retrenched somewhat, although the company is well positioned for future gains in this growth industry. The slowing U.S. economy took its toll on for-profit adult educational provider Apollo Group, with fewer people able to afford additional education and student loan funds harder to obtain. Our holdings in Suntech and Apollo were sold by the end of the period.

While stock market conditions remain volatile, fund management continues to see opportunities in energy, basic materials, commodities, health-care, and technology stocks. Our outlook for financial-industry stocks remains less optimistic as the market continues to work through the aftereffects of the credit crisis and the impact of the slowing U.S. economy. The fund’s management team is also less bullish on consumer-related stocks, as the U.S. consumer remains stretched by rising energy prices and economic weakness.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

27

Putnam VT Research Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Primarily common stocks of large, U.S.-based companies

NET ASSET VALUE	June 30, 2008
Class IA	$11.37
Class IB	$11.34

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Equity Research Team. Andrew Matteis and James Wiess are the Portfolio Leaders. Charles “Brook” Dane and Walter Scully are the Portfolio Members. During the reporting period ended June 30, 2008, Andrew Matteis and James Wiess joined the fund’s management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the first half of 2008, surging oil prices, the housing crisis, the credit crunch, and recession worries negatively impacted the equity markets. The U.S. economy did decelerate significantly over the first two quarters of the year but avoided a recession thanks in part to the strength of the export markets. Equities sold off sharply in January, but fluctuated over the remainder of the period and ended the period at January levels. For the six months ended June 30, 2008, the fund’s class IA shares had a loss of 12.81% at net asset value.

In a difficult period, management maintained its disciplined stock-selection process, blending forward-looking analysis of each company’s fundamental business characteristics with more retrospective, quantitative research that focused on long-term share price performance. The team also continued to utilize quantitative measurements of individual company and market factors that have historically contributed to strong performance, while considering a variety of competitive and macroeconomic factors that may affect a company’s potential for success. Team members do not rely on any “top-down” strategy, which examines the “big picture” in the economy and markets and then breaks down those findings into finer details. All stock selection is done from the bottom up, one company at a time.

The largest detractor from performance over the six-month period was Idearc, Inc., a yellow pages directory company. Fund management purchased the company because of its high cash generation capability and restructured marketing operation, but the market punished Idearc for weak cyclical advertising sales coupled with significant debt exposure, and this holding was sold by the end of the period. Many financial-industry companies continued to suffer significant write-downs from mortgage-related and asset-backed security holdings, and the fund’s positions in Lehman Brothers, the insurer American International Group, and municipal bond and asset-backed securities guarantor AMBAC all hurt returns. These holdings were also sold by period-end.

Two positive contributions came from the technology sector. The fund’s managers continue to favor Apple Computer based on its easy-to-use products and ability to zero in on consumer needs. The managers added to the fund’s position on price weakness during the period, and Apple posted strong gains by the end of June. In addition, Intel, which the fund purchased and sold during the period, despite investor concerns over a competitor’s inroads on market share, performed well in the volatile environment. Energy stocks were strong performers based on spiking commodity prices, and the fund’s holdings in the energy exploration and production companies Apache Corp. and Devon Energy added to returns. The fund also benefited from its avoidance of UnitedHealth Group, as the managed-care industry has been squeezed by shrinking enrollments and rising medical costs.

In a challenging environment, market volatility and economic uncertainty have continued to produce attractive valuations on select high-quality stocks. In the months ahead, management will seek out opportunities to elevate portfolio quality by striving to take advantage of attractive valuations for companies well positioned to perform amid a challenging economic climate.

The fund may invest a portion of its assets in small and/or mid-size companies. Such investments increase the risk of greater price fluctuations.

28

Putnam VT Small Cap Value Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks of small-capitalization companies believed to have potential for capital growth

NET ASSET VALUE	June 30, 2008
Class IA	$12.23
Class IB	$12.12

MANAGEMENT TEAM

The fund is managed by the Putnam Small- and Mid-Cap Value Team. Edward Shadek is the Portfolio Leader. Michael Petro is the Portfolio Member. During the reporting period ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

In the wake of the subprime mortgage crisis and a series of unfavorable U.S. economic reports, the environment for stocks in general and the small-cap area in particular remained negative during the first half of 2008. In fact, small-cap stocks were hit harder and earlier than other market-capitalization segments. The credit crisis that emerged in the first quarter of 2007 continued to hurt small-cap companies in several ways. First, financial companies, which make up approximately one third of the small-cap “universe,” continued to be affected by credit downgrades and significant write-downs. Second, tightened credit has degraded consumer buying power, lowering profit forecasts for a host of companies. And third, the credit squeeze has made it more difficult for companies to borrow for working capital and other needs, darkening their profit outlook. With financial holdings detracting from performance, Putnam VT Small Cap Value Fund’s class IA shares had a loss of 13.82% at net asset value for the six months ended June 30, 2008.

The management team’s focus on individual stocks, rather than sectors, is key to the fund’s strategy. Stock selection within the consumer staples sector helped performance during the six-month period. An example was Prestige Brands, a maker of popular products within consumer health care and other areas. The company’s shares had been depressed because of questions over the effectiveness of cold remedies for children. The management team purchased the stock at a steep discount, and Prestige’s shares have since risen based on management’s cost-cutting efforts and new product rollouts. Capital goods represented another area where stock selection helped results. In particular, defense company DRS Technologies, which is scheduled to be purchased by an Italian defense company, Finmeccanica, helped performance. DRS had suffered from cost overruns, but it improved the execution of its business plan and then accepted the favorable buyout offer. This holding was sold by the end of the period.

As mentioned, financial holdings hurt performance in the general market and within the portfolio. The fund’s position in PFF Bancorp detracted from returns. Management had held PFF in anticipation of a turnaround, but the company eventually accepted a forced sale to California National Bank at unfavorable terms to investors, and our position in this holding was eliminated by the end of the period. In addition, the fund held a number of energy stocks, but did not benefit as much as it could have from its energy holdings because of several positions held in refiners. Refiners have not been able to pass along rising fuel costs as quickly as the more direct energy producers.

Going forward, our stance has become incrementally more aggressive, as we look for undervalued companies in the consumer cyclicals sector. Because fund management believes small-cap issues have been hit earlier by the economic slowdown and given our belief that the economic downturn will not be exceptionally severe, we see opportunity in small companies that could benefit from any pickup in consumer spending over the next 12 months.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

29

Putnam VT Utilities Growth and Income Fund

INVESTMENT OBJECTIVE
Capital growth and current income

PORTFOLIO
Common stocks and bonds issued by utility companies

NET ASSET VALUE	June 30, 2008
Class IA	$19.65
Class IB	$19.59

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Equity Research and Putnam Core Fixed-Income teams. Michael Yogg is the Portfolio Leader. Matthew Doody, Vivek Gandhi, Craig Goryl, and Kevin Murphy are the Portfolio Members. During the reporting period ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Reflects equity holdings and cash only. Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the first half of 2008, concerns about the credit crisis, economic growth, and inflation contributed to a negative market environment for most stocks, including the usually defensive utilities. Although the financial performance of utilities is less vulnerable to the credit markets than other asset groups, some investors were anxious to take profits and exit the market. However the fund’s management team believes that the financial condition of nearly all utilities remains good since they are not overly sensitive to the mortgage crisis, and their business outlook remains healthy. These factors contributed to a number of portfolio holdings increasing their dividend rates, which, in turn, allowed Putnam VT Utilities Growth and Income Fund’s dividend to increase 18.75% from $0.368 to $0.437 per class IA share effective March 2008. Despite this positive development, the overwhelming tide was negative, and the fund’s class IA shares posted a loss of 4.33% at net asset value for the six months ended June 30, 2008.

While the management team is careful to maintain a reasonable balance, its members believe that the prospective return potential among the power-market-sensitive utilities is great enough to compensate for their risk, so the fund is overweight this sector, as well as nuclear generators, relative to its benchmark. Among the more regulated utilities, they are monitoring the risk of a backlash against higher rates, ever mindful of the views of regulators and their relationship with the utilities. The fund also holds a diverse array of telecommunication company stocks, with an emphasis on cellular operators.

Utilities in North America withstood the decline better than global telecom stocks and utilities in Europe and the Asia-Pacific Rim region. U.S. utilities that own natural gas-production assets performed especially well because of the rise in natural gas prices. The biggest contributor was Equitable Resources, but Energen, MDU Resources, and Williams Cos. also did well. Among the fund’s overseas holdings, French-based Suez SA rose on the belief that a merger with Gaz de France will win approval later this year. Detractors from performance included the more-regulated utilities that generally underperformed, including PG&E and Sierra Pacific Resources. Asciano Group, an Australian infrastructure company with seaport and rail assets, was hurt by the economic downturn, but the team remains confident in its resiliency.

While the overall stock market could be hurt by recession and financial dislocation, utilities, particularly those in North America and Europe, are reporting strong earnings and improved balance sheets. At least in the short term, this is likely to continue, although the team is wary of changes that could threaten their performance. To maintain their strong position, these utilities will require both political adeptness and only limited increases in generating capacity. As for global telecoms, it is an industry in flux, with cellular carriers generally profiting at the expense of landline operators in most regions. Although risks may be increasing due to a slowdown, the team believes valuations reflect most of these concerns.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or mid-size companies. Such investments increase the risk of fluctuations in the value of your investment. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

30

Putnam VT Vista Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks of midsize companies believed to have potential for capital growth

NET ASSET VALUE	June 30, 2008
Class IA	$14.67
Class IB	$14.36

MANAGEMENT TEAM

The fund is managed by the Putnam Mid Cap Growth Team. Kevin Divney and Raymond Haddad are the Portfolio Leaders. Brian DeChristopher is the Portfolio Member. During the reporting period ended June 30, 2008, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The U.S. stock market faced major challenges during the first half of 2008, including sharply higher oil and commodity prices, an uptick in inflation, the continued housing slump, and lingering effects from the recent subprime mortgage crisis. While the performance of the domestic equity market was largely unfavorable, the fund management team has noted a recent trend — the split in performance between two market “camps.” Although consumer and financial stocks have struggled mightily against darkening consumer sentiment and the credit crunch, energy and materials stocks are benefiting from rapid industrialization in countries such as China, India, Malaysia, Indonesia, and Vietnam. For the six-month period ended June 30, 2008, the fund’s class IA shares had a loss of 5.78% at net asset value.

During the most recent semiannual period, the fund’s health-care and consumer-related stocks posted disappointing results. Kinetic Concepts, which manufactures equipment to treat traumatic injuries, has been among the many health-care companies squeezed by industry cost-cutting. More specific to the company, investors were unhappy with Kinetic’s recent acquisition of LifeCell Corp., a company with even smaller profit margins. The fund’s managers viewed the transaction as a sign of the company’s fading growth prospects and sold the stock.

Fund management, in response to what it sees as critical long-term trends — including dwindling commodities reserves and robust economic expansion outside the United States — has been emphasizing energy and materials stocks in the fund’s portfolio. In the energy sector, holdings in Massey Energy helped performance. Massey has been shipping coal to Europe, which has been looking to diversify energy sources for power plants since Russia temporarily cut off natural gas to Ukraine and Western Europe in the winter of 2006 over a pricing dispute. In the materials sector, holdings such as the fertilizer producers CF Industries and The Mosaic Company contributed to returns. The formation of a new middle class in China and India has given rise to a more protein-based diet within those countries, and, in turn, strongly increased demand for more grains and corn, and for fertilizers from firms like CF and Mosaic to increase crop yields and thereby feed more livestock.

Although disappointed with absolute returns, fund management sees major potential for mid-cap stocks, the fund’s primary focus in terms of market capitalization, because such companies are large enough to have international operations and receive financing for growth, but small enough not to necessarily be overburdened by falling U.S. economic growth.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

31

Putnam VT Voyager Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Stocks of large and midsize companies believed to have growth potential

NET ASSET VALUE	June 30, 2008
Class IA	$28.55
Class IB	$28.36

MANAGEMENT TEAM

The fund is managed by the Putnam Global Asset Allocation Team. Jeffrey Knight and Robert Schoen are the Portfolio Leaders. During the reporting period ended June 30, 2008, Jeffrey Knight and Robert Shoen joined the management team, following the departure of Kelly Morgan and Robert Ginsberg. Information about other funds managed by these individuals can be found beginning on page 33.

Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the first six months of 2008, slower economic growth, continued woes for the financials sector, and a record surge in the price of crude oil led to a downturn in the U.S. stock market. This was reflected in the loss of 10.51% for the class IA shares of Putnam VT Voyager Fund during the semiannual period ended June 30, 2008.

Since the current management team began running the fund early in 2008, the team members have made a number of changes designed to improve the fund’s positioning. First, the team has increased the number of holdings in the portfolio to approximately 140 companies. At a time when an elevated risk of sharp downturns has existed for individual stocks, management has sought to improve diversification to reduce the fund’s exposure to stock-specific risk. Second, the management team is putting greater emphasis on the quantitative aspect of the management process. The team believes that this emphasis, when combined with its rigorous fundamental analysis, will help create a more balanced portfolio. Third, the management team has incorporated more robust macroeconomic analysis, resulting in the reduction of the fund’s weighting in the financials and consumer discretionary sectors. Instead, management has favored stocks that it believes can generate sustainable earnings growth even in an environment of economic weakness.

Many of the fund’s top contributors during the period were examples of stocks that were able to deliver strong organic growth despite the slowdown in the global economy. Among these were Potash Corp. of Saskatchewan, which is producing robust earnings growth behind the rising demand for fertilizers, and Devon Energy, an oil and gas exploration company that has experienced strong production growth. In the consumer area, two stocks that are positioned to benefit from slower economic growth and its impact on consumer behavior — discount retailers Big Lots and Ross Stores — were notable contributors. Holdings in Accenture, MasterCard, and IBM also produced strong returns.

A leading detractor was the refining stock Valero Energy. Refiners have been hurt because the cost of their primary input —crude oil — is rising faster than the price of their main outputs (gasoline, diesel fuel, heating oil, etc.) The managed-care provider WellPoint and the retailer Best Buy also were notable detractors from performance.

Although the fund finished the first six months of 2008 in negative territory, its management team is enthusiastic about its current positioning. The large-cap asset class is home to a wealth of fast-growing, reasonably valued companies, providing the fund’s management team with the opportunity to establish positions in companies that should outperform regardless of broader economic trends.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

32

Other Funds Managed by PVT Fund Management Team Members

Listed below are the Putnam Funds managed by the team members discussed in this report. The individuals listed may also manage other retail mutual fund counterparts to the Putnam VT Funds discussed in this report or other accounts advised by Putnam Management or an affiliate.

Name	Portfolio Leader	Portfolio Member

Michael Abata	Classic Equity Fund	VT Growth and Income Fund
VT New Value Fund

Sheba Alexander	VT Health Sciences Fund	None

Michael Atkin	None	VT Diversified Income Fund
Global Income Trust
Master Intermediate Income Trust
Premier Income Trust

Rob Bloemker	VT American Government Income Fund	VT Diversified Income Fund
	VT Income Fund	Global Income Trust
	U.S. Government Income Trust	Premier Income Trust
Master Intermediate Income Trust

Norman Boucher	None	Floating Rate Income Fund
VT High Yield Fund
High Yield Advantage Fund

Joshua Byrne	VT International Equity Fund	None
Europe Equity Fund

Kelsey Chen	VT Health Sciences Fund	None

Daniel Choquette	None	VT American Government Income Fund
U.S. Government Income Trust

Kevin Cronin	None	VT Income Fund

Brook Dane	None	VT Research Fund

Simon Davis	VT International Equity Fund	Europe Equity Fund

Brian DeChristopher	None	VT Vista Fund
VT New Opportunities Fund

Stephen Dexter	VT International New Opportunities Fund	None

Kevin Divney	VT New Opportunities Fund	None
VT Vista Fund

Matthew Doody	None	VT Utilities Growth and Income Fund

Joanne Driscoll	VT Money Market Fund	None
Prime Money Market Fund
Tax Exempt Money Market Fund

Randy Farina	None	VT Capital Opportunities Fund
International Capital Opportunities Fund

John Ferry	None	VT Capital Opportunities Fund
International Capital Opportunities Fund

James Fetch	None	VT Global Asset Allocation
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds
Income Strategies Fund

Vivek Gandhi	None	VT Utilities Growth and Income Fund

Bartlett Geer	VT Equity Income Fund	None

Craig Goryl	None	VT Utilities Growth and Income Fund

Bradford Greenleaf	None	VT Global Equity Fund

Raymond Haddad	VT New Opportunities Fund	VT Discovery Growth Fund
VT OTC & Emerging Growth Fund
VT Vista Fund

Eric Harthun	VT Growth and Income Fund	None

Pamela Holding	VT International Growth and Income Fund	None

Darren Jaroch	None	VT International Growth and Income Fund

33

Name	Portfolio Leader	Portfolio Member

Joseph Joseph	VT Capital Opportunities Fund	VT Capital Appreciation Fund
International Capital Opportunities Fund

Robert Kea	None	VT Global Asset Allocation Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds
Income Strategies Fund

Geoffrey Kelley	None	VT The George Putnam Fund of Boston

David L. King	VT New Value Fund	VT Growth and Income Fund
Convertible Income-Growth Trust
High Income Securities Fund

Jeffrey Knight	VT Global Asset Allocation Fund	VT Discovery Growth Fund
	Asset Allocation: Balanced Portfolio	VT The George Putnam Fund of Boston
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds
VT Growth Opportunities Fund
Income Strategies Fund
VT Voyager Fund

D. William Kohli	VT Diversified Income Fund	None
Global Income Trust
Master Intermediate Income Trust
Premier Income Trust

Shigeki Makino	VT Global Equity Fund	None

Andrew Matteis	VT Research Fund	None
Global Natural Resources Fund

Alan McCormack	None	VT International Equity Fund

Jeanne Mockard	VT The George Putnam Fund of Boston	None

Gerald Moore	VT New Opportunities Fund	None

Kevin Murphy	None	VT Diversified Income Fund
VT Income Fund
Master Intermediate Income Trust
Premier Income Trust
VT Utilities Growth and Income Fund

Michael Petro	None	VT Small Cap Value Fund

James Polk	VT Mid Cap Value Fund	None

Noah Rumpf	None	VT Equity Income Fund

Michael Salm	None	VT American Government Income Fund
Global Income Trust
VT Income Fund
U.S. Government Income Trust

Robert Salvin	High Income Securities Fund	Convertible Income-Growth Trust
Floating Rate Income Fund
VT High Yield Fund
High Yield Advantage Fund

Michael Scafati	None	VT International Equity Fund

Paul Scanlon	VT High Yield Fund	VT Diversified Income Fund
	Floating Rate Income Fund	Master Intermediate Income Trust
	High Yield Advantage Fund	Premier Income Trust

Robert Schoen	VT Growth Opportunities Fund	VT Discovery Growth Fund
	VT Voyager Fund	VT Global Asset Allocation Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds
Income Strategies Fund

Walter Scully	None	VT Research Fund

Denise Selden	None	VT International New Opportunities Fund

H. David Shea	None	VT International New Opportunities Fund

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Name	Portfolio Leader	Portfolio Member

Edward Shadek	VT Mid Cap Value Fund	None
VT Small Cap Value Fund

Raman Srivastava	None	VT The George Putnam Fund of Boston
Global Income Trust
VT Income Fund

Gerard Sullivan	VT Capital Appreciation Fund	None
VT Investors Fund
Tax Smart Equity Fund®

Jonathan Topper	None	VT Money Market Fund
Prime Money Market Fund
Tax Exempt Money Market Fund

Jason Vaillancourt	None	VT Global Asset Allocation Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds
Income Strategies Fund

Franz Valencia	None	VT Capital Opportunities Fund
International Capital Opportunities Fund

Richard Weed	VT Discovery Growth Fund	VT New Opportunities Fund
VT OTC & Emerging Growth Fund
Small Cap Growth Fund

James Wiess	VT Investors Fund	None
VT Capital Appreciation Fund
VT Research Fund
Tax Smart Equity Fund®

Michael Yogg	VT Utilities Growth and Income Fund	None

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Understanding your VT fund’s expenses

As an investor in a variable annuity product that in turn invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information in this section, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. In addition, charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the table in this section, containing expense and value information, show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2008, to June 30, 2008. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. You may use the information in this part of the table to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, and then multiply the result by the number in the first line (“Expenses paid per $1,000”) for the class of shares you own (using the first two class IA and class IB columns only).

Compare your fund’s expenses with those of other funds

You can also use this table to compare your fund’s expenses with those of other funds. The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other VT funds and mutual funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended June 30, 2008. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. During all or a portion of the period, all of the VT funds limited their expenses; had they not done so, expenses would have been higher.

			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 6/30/08		ENDED 6/30/08

	Class IA	Class IB	Class IA	Class IB

VT American Government Income Fund
Expenses paid per $1,000	$3.12	$4.38	$3.12	$4.37
Ending value (after expenses)	$1,024.10	$1,023.50	$1,021.78	$1,020.54
Annualized expense ratio	0.62%	0.87%	0.62%	0.87%
Lipper peer group avg. expense ratio*	0.62%	0.87%	0.62%	0.87%

VT Capital Appreciation Fund
Expenses paid per $1,000	$3.77	$4.93	$4.07	$5.32
Ending value (after expenses)	$871.40	$870.70	$1,020.84	$1,019.59
Annualized expense ratio	0.81%	1.06%	0.81%	1.06%
Lipper peer group avg. expense ratio*	0.79%	1.04%	0.79%	1.04%

VT Capital Opportunities Fund
Expenses paid per $1,000	$4.66	$5.85	$4.92	$6.17
Ending value (after expenses)	$913.20	$912.10	$1,019.99	$1,018.75
Annualized expense ratio	0.98%	1.23%	0.98%	1.23%
Lipper peer group avg. expense ratio*	0.99%	1.24%	0.99%	1.24%

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			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 6/30/08		ENDED 6/30/08

	Class IA	Class IB	Class IA	Class IB

VT Discovery Growth Fund
Expenses paid per $1,000	$3.89	$5.08	$4.12	$5.37
Ending value (after expenses)	$909.90	$908.00	$1,020.79	$1,019.54
Annualized expense ratio	0.82%	1.07%	0.82%	1.07%
Lipper peer group avg. expense ratio*	0.82%	1.07%	0.82%	1.07%

VT Diversified Income Fund
Expenses paid per $1,000	$3.65	$4.87	$3.77	$5.02
Ending value (after expenses)	$958.00	$958.60	$1,021.13	$1,019.89
Annualized expense ratio	0.75%	1.00%	0.75%	1.00%
Lipper peer group avg. expense ratio*	0.74%	0.99%	0.74%	0.99%

VT Equity Income Fund
Expenses paid per $1,000	$3.62	$4.79	$3.87	$5.12
Ending value (after expenses)	$888.50	$888.00	$1,021.03	$1,019.79
Annualized expense ratio	0.77%	1.02%	0.77%	1.02%
Lipper peer group avg. expense ratio*	0.80%	1.05%	0.80%	1.05%

VT The George Putnam Fund of Boston
Expenses paid per $1,000	$3.58	$4.75	$3.82	$5.07
Ending value (after expenses)	$892.40	$890.70	$1,021.08	$1,019.84
Annualized expense ratio	0.76%	1.01%	0.76%	1.01%
Lipper peer group avg. expense ratio*	0.78%	1.03%	0.78%	1.03%

VT Global Asset Allocation Fund
Expenses paid per $1,000	$3.76	$4.96	$3.92	$5.17
Ending value (after expenses)	$938.30	$937.20	$1,020.98	$1,019.74
Annualized expense ratio	0.78%	1.03%	0.78%	1.03%
Lipper peer group avg. expense ratio*	0.80%	1.05%	0.80%	1.05%

VT Global Equity Fund
Expenses paid per $1,000	$4.14	$5.31	$4.42	$5.67
Ending value (after expenses)	$890.20	$889.70	$1,020.49	$1,019.24
Annualized expense ratio	0.88%	1.13%	0.88%	1.13%
Lipper peer group avg. expense ratio*	0.87%	1.12%	0.87%	1.12%

VT Growth and Income Fund
Expenses paid per $1,000	$2.69	$3.83	$2.97	$4.22
Ending value (after expenses)	$834.20	$833.20	$1,021.93	$1,020.69
Annualized expense ratio	0.59%	0.84%	0.59%	0.84%
Lipper peer group avg. expense ratio*	0.80%	1.05%	0.80%	1.05%

VT Growth Opportunities Fund
Expenses paid per $1,000	$3.81	$4.99	$4.07	$5.32
Ending value (after expenses)	$892.50	$891.50	$1,020.84	$1,019.59
Annualized expense ratio	0.81%	1.06%	0.81%	1.06%
Lipper peer group avg. expense ratio*	0.80%	1.05%	0.80%	1.05%

VT Health Sciences Fund
Expenses paid per $1,000	$3.78	$4.99	$3.92	$5.17
Ending value (after expenses)	$947.70	$946.60	$1,020.98	$1,019.74
Annualized expense ratio	0.78%	1.03%	0.78%	1.03%
Lipper peer group avg. expense ratio*	0.99%	1.24%	0.99%	1.24%

VT High Yield Fund
Expenses paid per $1,000	$3.63	$4.86	$3.67	$4.92
Ending value (after expenses)	$997.70	$996.10	$1,021.23	$1,019.99
Annualized expense ratio	0.73%	0.98%	0.73%	0.98%
Lipper peer group avg. expense ratio*	0.72%	0.97%	0.72%	0.97%

VT Income Fund
Expenses paid per $1,000	$2.87	$4.10	$2.92	$4.17
Ending value (after expenses)	$989.50	$987.40	$1,021.98	$1,020.74
Annualized expense ratio	0.58%	0.83%	0.58%	0.83%
Lipper peer group avg. expense ratio*	0.59%	0.84%	0.59%	0.84%

VT International Equity Fund
Expenses paid per $1,000	$3.97	$5.14	$4.22	$5.47
Ending value (after expenses)	$898.80	$897.20	$1,020.69	$1,019.44
Annualized expense ratio	0.84%	1.09%	0.84%	1.09%
Lipper peer group avg. expense ratio*	0.98%	1.23%	0.98%	1.23%

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			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 6/30/08		ENDED 6/30/08

	Class IA	Class IB	Class IA	Class IB

VT International Growth and Income Fund
Expenses paid per $1,000	$4.33	$5.50	$4.62	$5.87
Ending value (after expenses)	$891.30	$889.80	$1,020.29	$1,019.05
Annualized expense ratio	0.92%	1.17%	0.92%	1.17%
Lipper peer group avg. expense ratio*	0.96%	1.21%	0.96%	1.21%

VT International New Opportunities Fund
Expenses paid per $1,000	$5.18	$6.35	$5.52	$6.77
Ending value (after expenses)	$892.90	$892.00	$1,019.39	$1,018.15
Annualized expense ratio	1.10%	1.35%	1.10%	1.35%
Lipper peer group avg. expense ratio*	1.10%	1.35%	1.10%	1.35%

VT Investors Fund
Expenses paid per $1,000	$3.45	$4.59	$3.77	$5.02
Ending value (after expenses)	$848.20	$846.90	$1,021.13	$1,019.89
Annualized expense ratio	0.75%	1.00%	0.75%	1.00%
Lipper peer group avg. expense ratio*	0.80%	1.05%	0.80%	1.05%

VT Mid Cap Value Fund
Expenses paid per $1,000	$4.31	$5.50	$4.52	$5.77
Ending value (after expenses)	$925.50	$924.50	$1,020.39	$1,019.14
Annualized expense ratio	0.90%	1.15%	0.90%	1.15%
Lipper peer group avg. expense ratio*	0.90%	1.15%	0.90%	1.15%

VT Money Market Fund
Expenses paid per $1,000	$2.31	$3.56	$2.31	$3.57
Ending value (after expenses)	$1,015.80	$1,014.50	$1,022.58	$1,021.33
Annualized expense ratio	0.46%	0.71%	0.46%	0.71%
Lipper peer group avg. expense ratio*	0.49%	0.74%	0.49%	0.74%

VT New Opportunities Fund
Expenses paid per $1,000	$3.53	$4.72	$3.72	$4.97
Ending value (after expenses)	$920.00	$919.30	$1,021.18	$1,019.94
Annualized expense ratio	0.74%	0.99%	0.74%	0.99%
Lipper peer group avg. expense ratio*	0.82%	1.07%	0.82%	1.07%

VT New Value Fund
Expenses paid per $1,000	$3.63	$4.75	$4.07	$5.32
Ending value (after expenses)	$804.70	$803.80	$1,020.84	$1,019.59
Annualized expense ratio	0.81%	1.06%	0.81%	1.06%
Lipper peer group avg. expense ratio*	0.82%	1.07%	0.82%	1.07%

VT OTC & Emerging Growth Fund
Expenses paid per $1,000	$4.29	$5.47	$4.52	$5.77
Ending value (after expenses)	$916.00	$914.30	$1,020.39	$1,019.14
Annualized expense ratio	0.90%	1.15%	0.90%	1.15%
Lipper peer group avg. expense ratio*	0.90%	1.15%	0.90%	1.15%

VT Research Fund
Expenses paid per $1,000	$3.72	$4.88	$4.02	$5.27
Ending value (after expenses)	$871.90	$871.10	$1,020.89	$1,019.64
Annualized expense ratio	0.80%	1.05%	0.80%	1.05%
Lipper peer group avg. expense ratio*	0.80%	1.05%	0.80%	1.05%

VT Small Cap Value Fund
Expenses paid per $1,000	$4.21	$5.37	$4.57	$5.82
Ending value (after expenses)	$861.80	$861.10	$1,020.34	$1,019.10
Annualized expense ratio	0.91%	1.16%	0.91%	1.16%
Lipper peer group avg. expense ratio*	0.98%	1.23%	0.98%	1.23%

VT Utilities Growth and Income Fund
Expenses paid per $1,000	$3.89	$5.11	$4.02	$5.27
Ending value (after expenses)	$956.70	$955.60	$1,020.89	$1,019.64
Annualized expense ratio	0.80%	1.05%	0.80%	1.05%
Lipper peer group avg. expense ratio*	0.82%	1.07%	0.82%	1.07%

VT Vista Fund
Expenses paid per $1,000	$3.77	$4.97	$3.92	$5.17
Ending value (after expenses)	$942.20	$941.00	$1,020.98	$1,019.74
Annualized expense ratio	0.78%	1.03%	0.78%	1.03%
Lipper peer group avg. expense ratio*	0.90%	1.15%	0.90%	1.15%

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			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 6/30/08		ENDED 6/30/08

	Class IA	Class IB	Class IA	Class IB

VT Voyager Fund
Expenses paid per $1,000	$3.25	$4.43	$3.47	$4.72
Ending value (after expenses)	$894.90	$893.80	$1,021.43	$1,020.19
Annualized expense ratio	0.69%	0.94%	0.69%	0.94%
Lipper peer group avg. expense ratio*	0.80%	1.05%	0.80%	1.05%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of expenses of the mutual funds serving as investment vehicles for variable insurance products in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce subaccount expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by class IB shares. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund's expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal-year end data available for the peer group funds as of 6/30/08.

39

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Each fund’s Morningstar Risk is shown alongside that of the average variable annuity/variable life fund (VA/L) in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

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Note: Morningstar® Risk is not shown for money market funds.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class IB shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually whether to approve the continuance of each fund’s management contract with Putnam Investment Management (“Putnam Management”) and, in respect of certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In May 2008, the Board of Trustees also approved a new sub-management contract, in respect of certain funds in Putnam Variable Trust, between PIL and Putnam Management, and a new sub-advisory contract, in respect of certain funds in Putnam Variable Trust, among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract, and in respect of certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes

42

in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of the funds in Putnam Variable Trust voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

	Actual Management	Total Expenses
	Fee (percentile)	(percentile)

Putnam VT American Government Income Fund	12th	41st

Putnam VT Capital Appreciation Fund	8th	50th

Putnam VT Capital Opportunities Fund	4th	32nd

Putnam VT Discovery Growth Fund	4th	41st

Putnam VT Diversified Income Fund	50th	36th

Putnam VT Equity Income Fund	21st	32nd

Putnam VT The George Putnam Fund of Boston	62nd	41st

Putnam VT Global Asset Allocation Fund	52nd	48th

Putnam VT Global Equity Fund	67th	48th

Putnam VT Growth and Income Fund	10th	10th

Putnam VT Growth Opportunities Fund	7th	31st

Putnam VT Health Sciences Fund	20th	7th

Putnam VT High Yield Fund	55th	41st

Putnam VT Income Fund	50th	27th

Putnam VT International Equity Fund	19th	23rd

Putnam VT International Growth and Income Fund	31st	28th

Putnam VT International New Opportunities Fund	66th	62nd

Putnam VT Investors Fund	28th	24th

Putnam VT Mid Cap Value Fund	35th	53rd

Putnam VT Money Market Fund	38th	45th

Putnam VT New Opportunities Fund	27th	23rd

Putnam VT New Value Fund	46th	33rd

Putnam VT OTC & Emerging Growth Fund	28th	34th

Putnam VT Research Fund	38th	38th

Putnam VT Small Cap Value Fund	41st	38th

Putnam VT Utilities Growth and Income Fund	50th	50th

Putnam VT Vista Fund	14th	24th

Putnam VT Voyager Fund	17th	21st

(Because a fund’s custom peer group is smaller than its broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

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The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will be applied to Putnam VT Capital Appreciation Fund. All other funds in Putnam Variable Trust had below average expense ratios relative to their custom peer groups and, therefore, were not subject to this additional expense limitation.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the

44

investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the funds in Putnam Variable Trust, the Trustees considered the Lipper peer group percentile rankings for each fund’s class IA share cumulative total return performance results at net asset value for the one-year, three-year and five-year periods ended December 31, 2007. This information is shown in the following table. (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. In addition, results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best performing funds and the 100th percentile denotes the worst performing funds. Past performance is no guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 12/31/07	in category)	in category)	in category)

Putnam VT American Government Income Fund	26th (69)	89th (62)	80th (49)
Lipper VP (Underlying Funds) — General U.S. Government Funds

Putnam VT Capital Appreciation Fund	100th (214)	95th (156)	93rd (129)
Lipper VP (Underlying Funds) — Multi-Cap Core Funds

Putnam VT Capital Opportunities Fund	92nd (123)	71st (103)	—
Lipper VP (Underlying Funds) — Small-Cap Core Funds

Putnam VT Discovery Growth Fund	67th (167)	55th (132)	60th (102)
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Diversified Income Fund	66th (51)	51st (50)	20th (40)
Lipper VP (Underlying Funds) — General Bond Funds

Putnam VT Equity Income Fund	36th (58)	31st (55)	—
Lipper VP (Underlying Funds) — Equity Income Funds

Putnam VT The George Putnam Fund of Boston	96th (182)	95th (108)	95th (86)
Lipper VP (Underlying Funds) — Balanced Funds

Putnam VT Global Asset Allocation Fund	87th (174)	62nd (108)	53rd (81)
Lipper VP (Underlying Funds) — Mixed-Asset Target Allocation Growth Funds

Putnam VT Global Equity Fund	36th (33)	38th (23)	50th (19)
Lipper VP (Underlying Funds) — Global Core Funds

Putnam VT Growth and Income Fund	96th (95)	95th (84)	88th (70)
Lipper VP (Underlying Funds) — Large-Cap Value Funds

Putnam VT Growth Opportunities Fund	88th (204)	85th (194)	97th (165)
Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT Health Sciences Fund	92nd (35)	86th (33)	90th (27)
Lipper VP (Underlying Funds) — Health/Biotechnology Funds

Putnam VT High Yield Fund	24th (108)	11th (92)	15th (80)
Lipper VP (Underlying Funds) — High Current Yield Funds

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	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 12/31/07	in category)	in category)	in category)

Putnam VT Income Fund	49th (40)	25th (40)	37th (35)
Lipper VP (Underlying Funds) — Corporate Debt Funds A-Rated

Putnam VT International Equity Fund	81st (135)	70th (122)	80th (113)
Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Growth and Income Fund	55th (36)	47th (31)	43rd (25)
Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International New Opportunities Fund	48th (71)	28th (54)	60th (48)
Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	99th (203)	93rd (176)	76th (163)
Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	50th (66)	18th (55)	—
Lipper VP (Underlying Funds) — Mid-Cap Value Funds

Putnam VT Money Market Fund	13th (107)	23rd (103)	24th (94)
Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	81st (167)	76th (132)	64th (102)
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT New Value Fund	79th (88)	83rd (79)	54th (65)
Lipper VP (Underlying Funds) — Multi-Cap Value Funds

Putnam VT OTC & Emerging Growth Fund	64th (154)	60th (138)	66th (119)
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Research Fund	91st (203)	92nd (176)	92nd (163)
Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Small Cap Value Fund	85th (43)	84th (36)	35th (28)
Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Utilities Growth and Income Fund	78th (34)	67th (29)	58th (25)
Lipper VP (Underlying Funds) — Utility Funds

Putnam VT Vista Fund	95th (154)	86th (138)	78th (119)
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	88th (204)	91st (194)	94th (165)
Lipper VP (Underlying Funds) — Large-Cap Growth Funds

See pages 50 and 51 for more recent Lipper performance ranking information for the funds. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain of the funds in Putnam Variable Trust, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below.

Putnam VT New Value Fund — The Trustees noted the disappointing performance for your fund for the one-year and three-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds in the large-cap equity space, this fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds in the large-cap equity space.

Putnam VT Growth and Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds in the large-cap equity space, this fund’s performance would have been

46

materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds in the large-cap equity space.

Putnam VT The George Putnam Fund of Boston — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds with exposure to the large-cap equity space, this fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

Putnam VT International Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year and five-year periods ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for this fund given its stronger longer term record, recognizing the tendency for short-term variability over a market cycle. The Trustees also considered Putnam Management’s belief that the Large Cap Equities team’s leadership changes and the research centralization efforts underway in the equity space at Putnam more generally will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance the fund’s performance potential.

Putnam VT Investors Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds in the large-cap equity space, this fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds in the large-cap equity space.

Putnam VT Capital Appreciation Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds with exposure to the large-cap equity space, this fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

Putnam VT Utilities Growth and Income Fund — The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for this fund given its stronger longer term record, recognizing the tendency

47

for short-term variability over a market cycle. The Trustees also considered Putnam Management’s belief that the Large Cap Equities team’s leadership changes and the research centralization efforts underway in the equity space at Putnam more generally will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance the fund’s performance potential.

Putnam VT Health Sciences Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year, and five-year periods ended December 31, 2007. Putnam Management believes that relative performance suffered in part because the fund was less concentrated than some competitors in particular industries and sectors with strong performance over recent periods. In addition, in recent years, Putnam Management had made enhancements to the fund’s portfolio construction process, which focuses on understanding the correlation among securities in the fund’s portfolio. The Trustees also considered Putnam Management’s belief that the Large Cap Equities team’s leadership changes and the research centralization efforts underway in the equity space at Putnam more generally will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance the fund’s performance potential.

Putnam VT Research Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds with exposure to the large-cap equity space, this fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

Putnam VT Growth Opportunities Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds with exposure to the large-cap equity space, this fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

Putnam VT Voyager Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds in the large-cap equity space, this fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds in the large-cap equity space.

Putnam VT Capital Opportunities Fund — The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. The Trustees considered Putnam Management’s belief that the research

48

centralization efforts underway in the equity space at Putnam will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance the fund’s performance potential.

Putnam VT New Opportunities Fund — The Trustees noted the disappointing performance for your fund for the one-year and three-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds with exposure to the large-cap equity space, this fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

Putnam VT Small Cap Value Fund — The Trustees noted the disappointing performance for your fund for the one-year and three-year periods ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for this fund given its stronger longer term record, recognizing the tendency for short-term variability over a market cycle. The Trustees also considered Putnam Management’s belief that the research centralization efforts underway in the equity space at Putnam will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance the fund’s performance potential.

Putnam VT Vista Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended December 31, 2007. The Trustees considered recent portfolio management team changes, as well as Putnam Management’s belief that the research centralization efforts underway in the equity space at Putnam will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance the fund’s performance potential.

Putnam VT American Government Income Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended December 31, 2007. The Trustees considered Putnam Management’s belief that the fund’s selection of higher-quality bonds contributed to its relative underperformance during these periods, when lower-quality bonds had strong relative performance. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s relative performance for the one-year period. In addition, Putnam Management notes that this fund’s performance is measured against a small Lipper peer group with an extremely narrow dispersion of performance figures, which may create distortions in comparative information.

Putnam VT Global Asset Allocation Fund — The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for this fund given its stronger longer term record, recognizing the tendency for short-term variability over a market cycle. The Trustees also considered Putnam Management’s belief that the research centralization efforts underway in the equity space at Putnam will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance the fund’s performance potential.

* * *

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change

49

within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

More Recent Peer Group Rankings

More recent Lipper percentile rankings are shown for the funds in the following table. Note that this information was not available to the Trustees when they approved the continuance of the funds’ management contract. The table shows the Lipper peer group percentile rankings of each fund’s class IA share total return performance at net asset value. These rankings were determined on an annualized basis and are for the one-year, five-year, and ten-year periods ended on the most recent calendar quarter (June 30, 2008). Where applicable, the table also shows each fund’s rank among the total number of funds in its peer group for the respective periods; this information is indicated in parentheses following the percentile. Note that the first percentile denotes the best performing funds and the 100th percentile denotes the worst performing funds.

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	One-year	Five-year	Ten-year
IA Share as of 6/30/08	period rank	period rank	period rank

Putnam VT American Government Income Fund	37% (25/68)	79% (44/55)	—
Lipper VP (Underlying Funds) — General U.S. Government Funds

Putnam VT Capital Appreciation Fund	98% (225/229)	90% (120/133)	—
Lipper VP (Underlying Funds) — Multi-Cap Core Funds

Putnam VT Capital Opportunities Fund	94% (132/140)	80% (80/99)	—
Lipper VP (Underlying Funds) — Small-Cap Core Funds

Putnam VT Discovery Growth Fund	66% (109/166)	54% (61/113)	—
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Diversified Income Fund	87% (51/58)	26% (12/46)	69% (15/21)
Lipper VP (Underlying Funds) — General Bond Funds

Putnam VT Equity Income Fund	30% (19/64)	32% (15/47)	—
Lipper VP (Underlying Funds) — Equity Income Funds

Putnam VT The George Putnam Fund of Boston	96% (181/188)	95% (91/95)	73% (37/50)
Lipper VP (Underlying Funds) — Balanced Funds

Putnam VT Global Asset Allocation Fund	60% (115/191)	54% (48/89)	76% (38/49)
Lipper VP (Underlying Funds) — Mixed-Asset Target Allocation Growth Funds

Putnam VT Global Equity Fund	70% (29/41)	50% (14/27)	70% (9/12)
Lipper VP (Underlying Funds) — Global Core Funds

Putnam VT Growth and Income Fund	93% (88/94)	88% (65/73)	76% (19/24)
Lipper VP (Underlying Funds) — Large-Cap Value Funds

Putnam VT Growth Opportunities Fund	83% (170/205)	96% (166/173)	—
Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT Health Sciences Fund	81% (29/35)	80% (23/28)	50% (2/3)
Lipper VP (Underlying Funds) — Health/Biotechnology Funds

Putnam VT High Yield Fund	31% (32/105)	12% (9/80)	38% (18/47)
Lipper VP (Underlying Funds) — High Current Yield Funds

Putnam VT Income Fund	67% (26/38)	50% (19/37)	65% (18/27)
Lipper VP (Underlying Funds) — Corporate Debt Funds A-Rated

Putnam VT International Equity Fund	83% (111/134)	75% (86/114)	26% (13/49)
Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Growth and Income Fund	52% (21/40)	34% (11/32)	55% (11/19)
Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International New Opportunities Fund	65% (48/73)	56% (27/48)	39% (10/25)
Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	96% (199/207)	89% (147/166)	92% (73/79)
Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	25% (18/71)	40% (22/54)	—
Lipper VP (Underlying Funds) — Mid-Cap Value Funds

Putnam VT Money Market Fund	12% (12/108)	17% (17/99)	23% (16/70)
Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	59% (98/166)	58% (66/113)	78% (31/39)
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT New Value Fund	88% (80/90)	88% (62/70)	40% (10/24)
Lipper VP (Underlying Funds) — Multi-Cap Value Funds

Putnam VT OTC & Emerging Growth Fund	84% (125/148)	74% (91/123)	95% (37/38)
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Research Fund	94% (194/207)	93% (155/166)	—
Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Small Cap Value Fund	94% (44/46)	80% (27/33)	—
Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Utilities Growth and Income Fund	61% (20/32)	63% (17/26)	64% (7/10)
Lipper VP (Underlying Funds) — Utility Funds

Putnam VT Vista Fund	70% (104/148)	71% (88/123)	85% (33/38)
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	81% (165/205)	92% (160/173)	69% (41/59)
Lipper VP (Underlying Funds) — Large-Cap Growth Funds

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Approval of the Sub-Management Contract between Putnam Management and Putnam Investments Limited and the Sub-Advisory Contract among Putnam Management, Putnam Investments Limited andThe Putnam Advisory Company

In May 2008, the Trustees approved a new sub-management contract between Putnam Management and PIL in respect of certain funds in Putnam Variable Trust, under which PIL’s London office would begin managing a separate portion of the assets of Putnam VT Global Asset Allocation Fund, in addition to several other funds in Putnam Variable Trust for which PIL’s London office already managed a separate portion of their assets. Also in May 2008, the Trustees approved a new sub-advisory contract among Putnam Management, PIL and PAC in respect of certain funds in Putnam Variable Trust, under which PAC’s Tokyo branch would begin providing non-discretionary investment services to Putnam VT International Equity Fund, and PAC’s Singapore branch would begin providing discretionary investment management services to Putnam VT International Equity Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Research Fund and Putnam VT Utilities Growth and Income Fund. The Contract Committee reviewed information provided by Putnam Management, PIL and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-management contract in respect of certain funds in Putnam Variable Trust, effective May 15, 2008, and the sub-advisory contract in respect of certain funds in Putnam Variable Trust, effective June 30, 2008 for Putnam VT International Equity Fund and April 30, 2009 for the other funds in Putnam Variable Trust that will receive services from PAC.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management and sub-advisory contracts, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office and PAC’s Tokyo and Singapore offices to manage a portion of certain funds’ assets and PIL’s and PAC’s expertise in managing assets invested in European and Asian markets, respectively. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in London, Tokyo and Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services, and that the sub-management and sub-advisory relationships with PIL and PAC, respectively, will not reduce the nature, quality or overall level of service provided to the applicable funds.

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

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Putnam VT American Government Income Fund

The fund’s portfolio
6/30/08 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (83.1%)*

Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (2.3%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028
to October 20, 2037	$3,326,786	$3,440,498
6s, April 15, 2028	119,565	122,615
		3,563,113

U.S. Government Agency Mortgage Obligations (80.8%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from
September 1, 2030 to July 1, 2031	191,198	204,213
7 1/2s, October 1, 2014	26,659	27,862
7s, with due dates from
November 1, 2026 to May 1, 2032	1,679,203	1,776,986
6s, with due dates from
May 1, 2021 to August 1, 2021	304,129	311,803
5 1/2s, December 1, 2033	509,343	504,966
5 1/2s, October 1, 2018	354,604	360,036
5s, with due dates from
May 1, 2018 to November 1, 2018	4,512,590	4,528,278
Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from
October 1, 2029 to August 1, 2031	217,223	231,570
7s, with due dates from
December 1, 2028 to December 1, 2035	3,172,000	3,348,007
6 1/2s, September 1, 2036	505,592	521,312
6 1/2s, TBA, August 1, 2038	4,000,000	4,101,562
6 1/2s, TBA, July 1, 2038	4,000,000	4,114,375
6s, July 1, 2021	1,582,631	1,623,681
6s, TBA, July 1, 2034	1,000,000	1,008,672
5 1/2s, with due dates from
July 1, 2037 to October 1, 2037	971,978	959,221
5 1/2s, with due dates from
June 1, 2014 to January 1, 2021	2,846,156	2,890,194
5 1/2s, TBA, August 1, 2038	3,000,000	2,948,789
5 1/2s, TBA, July 1, 2035	53,000,000	52,221,563
5s, TBA, August 1, 2038	14,000,000	13,385,313
5s, TBA, July 1, 2038	31,000,000	29,704,296
4 1/2s, October 1, 2035	426,219	395,584
		125,168,283

Total U.S. government and agency
mortgage obligations (cost $128,716,436)		$128,731,396

U.S. GOVERNMENT AGENCY OBLIGATIONS (7.9%)*

Principal amount		Value

Fannie Mae 4 1/4s, August 15, 2010	$1,700,000	$1,733,162
Federal Farm Credit Bank 5 3/4s,
January 18, 2011	10,000,000	10,526,585

Total U.S. government agency obligations
(cost $11,558,760)		$12,259,747

U.S. TREASURY OBLIGATIONS (11.2%)*

Principal amount		Value

U.S. Treasury Bonds
8s, November 15, 2021	$4,260,000	$5,781,286
6 1/4s, May 15, 2030	6,505,000	8,013,347
U.S. Treasury Notes 4 1/4s,
September 30, 2012	3,409,000	3,548,556

Total U.S. treasury obligations (cost $15,799,101)		$17,343,189

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)*

Principal amount		Value

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049 (F)	$62,000	$60,768
Ser. 04-3, Class A5, 5.493s, 2039	30,000	29,742
Ser. 05-6, Class A2, 5.165s, 2047	152,000	150,044
Banc of America Mortgage Securities
Ser. 05-E, Class 2, IO
(Interest only), 0.303s, 2035	2,945,291	11,735
Ser. 04-D, Class 2A, IO, 0.284s, 2034	1,096,064	1,242
Citigroup Mortgage Loan Trust, Inc.
IFB Ser. 07-6, Class 2A5, IO,
4.168s, 2037	368,581	26,638
Countrywide Alternative Loan Trust
IFB Ser. 04-2CB, Class 1A5, IO,
5.118s, 2034	87,054	4,557
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS,
IO, 3.597s, 2035	1,404,957	91,561
IFB Ser. 05-R2, Class 1AS,
IO, 3.242s, 2035	3,888,954	205,357
Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.005s, 2039	57,000	56,511
CS First Boston Mortgage Securities Corp.
Ser. 04-C2, Class A2, 5.416s, 2036 (F)	40,000	38,820
Fannie Mae
IFB Ser. 07-75, Class JS, 32 1/2s, 2037	172,532	232,075
IFB Ser. 07-75, Class CS, 28.123s, 2037	117,979	157,479
IFB Ser. 06-62, Class PS, 25.005s, 2036	210,084	264,741
IFB Ser. 06-76, Class QB, 24.705s, 2036	265,743	334,319
IFB Ser. 06-63, Class SP, 24.405s, 2036	290,677	361,121
IFB Ser. 07-W7, Class 1A4, 24.285s, 2037	116,804	138,765
IFB Ser. 07-81, Class SC, 22.905s, 2037	109,462	128,843
IFB Ser. 07-1, Class NK, 22.096s, 2037	237,462	287,221
IFB Ser. 06-104, Class GS, 21.747s, 2036	91,517	109,989
IFB Ser. 06-104, Class ES, 21.038s, 2036	110,057	131,616
IFB Ser. 06-49, Class SE, 19.07s, 2036	180,556	209,892
IFB Ser. 06-60, Class TK, 18.67s, 2036	91,614	105,980
IFB Ser. 06-104, Class CS, 18.529s, 2036	141,119	157,663
IFB Ser. 07-30, Class FS, 18.329s, 2037	238,995	265,790
IFB Ser. 07-96, Class AS, 17.738s, 2037	95,140	102,347
IFB Ser. 05-25, Class PS, 17.237s, 2035	76,309	86,109
IFB Ser. 06-115, Class ES, 16.63s, 2036	99,678	113,632
IFB Ser. 05-74, Class CP, 15.648s, 2035	259,218	291,083

53

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 05-115, Class NQ,
15.628s, 2036	$71,924	$77,275
IFB Ser. 06-27, Class SP, 15.464s, 2036	193,738	215,717
IFB Ser. 06-8, Class HP, 15.464s, 2036	207,422	230,463
IFB Ser. 06-8, Class WK, 15.464s, 2036	328,104	361,731
IFB Ser. 05-106, Class US, 15.464s, 2035	310,782	346,790
IFB Ser. 05-99, Class SA, 15.464s, 2035	152,897	167,468
IFB Ser. 05-74, Class DM, 15.281s, 2035	306,967	337,654
IFB Ser. 06-60, Class CS, 14.988s, 2036	135,383	140,726
IFB Ser. 05-74, Class CS, 13.193s, 2035	295,847	320,049
IFB Ser. 05-114, Class SP, 12.753s, 2036	89,401	92,693
IFB Ser. 05-106, Class JC, 12.426s, 2035	184,233	184,094
IFB Ser. 05-83, Class QP, 10.94s, 2034	106,152	105,638
IFB Ser. 05-72, Class SB, 10.669s, 2035	105,098	105,595
IFB Ser. 05-57, Class MN, 10.626s, 2035	197,970	203,659
Ser. 03-W6, Class PT1, 9.958s, 2042	255,104	286,762
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	139,101	148,893
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	74,420	79,649
Ser. 02-14, Class A2, 7 1/2s, 2042	47,608	50,540
Ser. 01-T10, Class A2, 7 1/2s, 2041	330,934	350,920
Ser. 02-T4, Class A3, 7 1/2s, 2041	94,001	99,667
Ser. 01-T12, Class A2, 7 1/2s, 2041	134,688	142,741
Ser. 01-T3, Class A1, 7 1/2s, 2040	655	693
Ser. 99-T2, Class A1, 7 1/2s, 2039	52,454	56,602
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	176,753	188,432
Ser. 02-T1, Class A3, 7 1/2s, 2031	424,918	451,696
Ser. 00-T6, Class A1, 7 1/2s, 2030	188,351	199,406
Ser. 01-T5, Class A3, 7 1/2s, 2030	1,861	1,976
Ser. 02-26, Class A1, 7s, 2048	260,816	274,506
Ser. 04-W12, Class 1A3, 7s, 2044	134,025	141,656
Ser. 04-T3, Class 1A3, 7s, 2044	297,101	313,947
Ser. 04-T2, Class 1A3, 7s, 2043	97,777	103,324
Ser. 03-W8, Class 2A, 7s, 2042	960,838	1,013,488
Ser. 03-W3, Class 1A2, 7s, 2042	94,776	99,874
Ser. 02-T16, Class A2, 7s, 2042	659,535	695,866
Ser. 02-T19, Class A2, 7s, 2042	420,414	443,125
Ser. 02-14, Class A1, 7s, 2042	326,825	343,284
Ser. 01-T10, Class A1, 7s, 2041	185,121	194,265
Ser. 02-T4, Class A2, 7s, 2041	417,111	437,797
Ser. 01-W3, Class A, 7s, 2041	74,373	78,376
Ser. 04-W1, Class 2A2, 7s, 2033	691,984	730,873
Ser. 386, Class 14, IO, 6 1/2s, 2038	207,658	45,655
Ser. 386, Class 12, IO, 6 1/2s, 2038	135,807	28,744
Ser. 383, Class 60, IO, 6 1/2s, 2037	120,074	27,754
Ser. 383, Class 58, IO, 6 1/2s, 2037	79,732	17,958
Ser. 383, Class 72, IO, 6 1/2s, 2037	134,331	31,155
Ser. 383, Class 70, IO, 6 1/2s, 2037	82,559	18,718
Ser. 371, Class 2, IO, 6 1/2s, 2036	451,240	119,906
Ser. 386, Class 8, IO, 6s, 2038	591,733	126,537
Ser. 383, Class 40, IO, 6s, 2038	230,074	52,875

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)* continued

	Principal amount	Value

Fannie Mae
Ser. 383, Class 41, IO, 6s, 2038	$201,766	$46,329
Ser. 383, Class 42, IO, 6s, 2038	146,237	33,754
Ser. 383, Class 43, IO, 6s, 2038	131,876	30,531
Ser. 383, Class 44, IO, 6s, 2038	120,341	27,777
Ser. 383, Class 45, IO, 6s, 2038	92,853	21,701
Ser. 383, Class 46, IO, 6s, 2038	88,107	20,583
Ser. 383, Class 47, IO, 6s, 2038	87,934	20,542
Ser. 383, Class 48, IO, 6s, 2038	87,884	20,592
Ser. 389, Class 5, IO, 6s, 2038	100,000	22,190
Ser. 386, Class 9, IO, 6s, 2038	115,282	25,562
Ser. 383, Class 28, IO, 6s, 2038	240,344	55,814
Ser. 383, Class 29, IO, 6s, 2038	1,111,491	258,782
Ser. 383, Class 30, IO, 6s, 2038	159,520	37,411
Ser. 383, Class 31, IO, 6s, 2038	141,122	33,096
Ser. 383, Class 32, IO, 6s, 2038	109,480	25,883
Ser. 383, Class 33, IO, 6s, 2038	93,775	22,170
Ser. 386, Class 7, IO, 6s, 2038	140,241	33,857
Ser. 386, Class 6, IO, 6s, 2037	91,036	20,941
Ser. 383, Class 17, IO, 5 1/2s, 2038	189,239	43,723
Ser. 383, Class 18, IO, 5 1/2s, 2038	126,324	29,338
Ser. 383, Class 19, IO, 5 1/2s, 2038	115,199	26,754
Ser. 386, Class 3, IO, 5 1/2s, 2037	93,365	21,294
Ser. 383, Class 3, IO, 5 1/2s, 2037	199,269	45,686
Ser. 383, Class 4, IO, 5 1/2s, 2037	175,978	40,592
Ser. 383, Class 5, IO, 5 1/2s, 2037	111,851	25,800
Ser. 383, Class 6, IO, 5 1/2s, 2037	100,627	23,281
Ser. 383, Class 7, IO, 5 1/2s, 2037	98,810	22,792
Ser. 383, Class 20, IO, 5 1/2s, 2037	93,563	22,177
Ser. 383, Class 21, IO, 5 1/2s, 2037	93,565	22,178
IFB Ser. 07-W6, Class 6A2, IO,
5.318s, 2037	156,192	16,594
IFB Ser. 06-90, Class SE, IO,
5.318s, 2036	96,027	12,677
IFB Ser. 04-51, Class XP, IO,
5.218s, 2034	71,222	8,054
IFB Ser. 03-66, Class SA, IO,
5.168s, 2033	253,885	28,725
IFB Ser. 08-7, Class SA, IO,
5.068s, 2038	115,282	14,470
IFB Ser. 07-W6, Class 5A2, IO,
4.808s, 2037	223,752	23,147
IFB Ser. 07-W4, Class 4A2, IO,
4.798s, 2037	781,745	76,650
IFB Ser. 07-W2, Class 3A2, IO,
4.798s, 2037	298,759	29,404
IFB Ser. 06-115, Class BI, IO,
4.778s, 2036	278,592	21,320
IFB Ser. 05-113, Class DI, IO,
4.748s, 2036	3,161,225	299,625
IFB Ser. 07-60, Class AX, IO,
4.668s, 2037	156,383	16,470

54

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-60, Class SI, IO,
4.668s, 2036	$284,348	$31,373
IFB Ser. 06-60, Class UI, IO,
4.668s, 2036	114,607	12,786
IFB Ser. 06-60, Class DI, IO,
4.588s, 2035	87,169	7,518
IFB Ser. 05-65, Class KI, IO,
4.518s, 2035	4,060,069	359,910
IFB Ser. 08-01, Class GI, IO,
4.478s, 2037	1,210,952	123,059
IFB Ser. 07-54, Class CI, IO,
4.278s, 2037	190,376	18,663
IFB Ser. 07-39, Class PI, IO,
4.278s, 2037	179,411	15,720
IFB Ser. 07-30, Class WI, IO,
4.278s, 2037	986,685	81,176
IFB Ser. 07-28, Class SE, IO,
4.268s, 2037	188,567	17,608
IFB Ser. 06-128, Class SH, IO,
4.268s, 2037	230,468	18,951
IFB Ser. 06-56, Class SM, IO,
4.268s, 2036	224,242	18,661
IFB Ser. 05-90, Class SP, IO,
4.268s, 2035	457,110	38,666
IFB Ser. 05-12, Class SC, IO,
4.268s, 2035	245,073	19,127
IFB Ser. 07-W5, Class 2A2, IO,
4.258s, 2037	108,192	8,561
IFB Ser. 07-30, Class IE, IO,
4.258s, 2037	533,707	57,639
IFB Ser. 06-123, Class CI, IO,
4.258s, 2037	422,355	40,082
IFB Ser. 06-123, Class UI, IO,
4.258s, 2037	195,648	18,270
IFB Ser. 05-82, Class SY, IO,
4.248s, 2035	1,172,165	95,533
IFB Ser. 07-15, Class BI, IO,
4.218s, 2037	318,076	29,246
IFB Ser. 06-16, Class SM, IO,
4.218s, 2036	169,763	15,618
IFB Ser. 05-95, Class CI, IO,
4.218s, 2035	340,196	32,520
IFB Ser. 05-84, Class SG, IO,
4.218s, 2035	551,716	53,114
IFB Ser. 05-57, Class NI, IO,
4.218s, 2035	100,208	8,936
IFB Ser. 05-29, Class SX, IO,
4.218s, 2035	80,693	7,214
IFB Ser. 05-83, Class QI, IO,
4.208s, 2035	91,270	9,399
IFB Ser. 06-128, Class GS, IO,
4.198s, 2037	213,391	20,242
IFB Ser. 06-114, Class IS, IO,
4.168s, 2036	224,662	19,353

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-115, Class IE, IO,
4.158s, 2036	$172,486	$15,525
IFB Ser. 06-117, Class SA, IO,
4.158s, 2036	255,776	22,068
IFB Ser. 06-121, Class SD, IO,
4.158s, 2036	172,380	15,008
IFB Ser. 06-109, Class SG, IO,
4.148s, 2036	136,239	11,982
IFB Ser. 06-109, Class SH, IO,
4.138s, 2036	216,412	21,125
IFB Ser. 07-W6, Class 4A2, IO,
4.118s, 2037	912,191	78,788
IFB Ser. 06-128, Class SC, IO,
4.118s, 2037	420,164	36,588
IFB Ser. 06-43, Class SI, IO,
4.118s, 2036	116,263	9,768
IFB Ser. 06-44, Class IS, IO,
4.118s, 2036	215,774	17,017
IFB Ser. 06-8, Class JH, IO,
4.118s, 2036	785,060	74,836
IFB Ser. 05-122, Class SG, IO,
4.118s, 2035	171,359	15,431
IFB Ser. 06-92, Class LI, IO,
4.098s, 2036	251,987	22,162
IFB Ser. 06-96, Class ES, IO,
4.098s, 2036	112,470	9,722
IFB Ser. 06-85, Class TS, IO,
4.078s, 2036	386,843	31,191
IFB Ser. 06-61, Class SE, IO,
4.068s, 2036	288,630	21,375
IFB Ser. 07-75, Class PI, IO,
4.058s, 2037	287,723	23,456
IFB Ser. 07-76, Class SA, IO,
4.058s, 2037	299,361	22,798
IFB Ser. 07-W7, Class 2A2, IO,
4.048s, 2037	723,222	60,278
IFB Ser. 08-10, Class AI, IO,
4.018s, 2038	3,670,547	205,077
IFB Ser. 07-116, Class IA, IO,
4.018s, 2037	809,740	65,846
IFB Ser. 07-103, Class AI, IO,
4.018s, 2037	1,208,791	102,157
IFB Ser. 07-1, Class NI, IO,
4.018s, 2037	631,340	49,115
IFB Ser. 03-124, Class ST, IO,
4.018s, 2034	173,436	11,663
IFB Ser. 07-15, Class NI, IO,
4.018s, 2022	316,221	24,421
IFB Ser. 07-106, Class SM, IO,
3.978s, 2037	91,748	7,037
IFB Ser. 07-109, Class XI, IO,
3.968s, 2037	195,490	16,242
IFB Ser. 07-109, Class YI, IO,
3.968s, 2037	273,078	20,668

55

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-88, Class JI, IO,
3.968s, 2037	$428,693	$35,933
IFB Ser. 07-54, Class KI, IO,
3.958s, 2037	138,551	10,210
IFB Ser. 07-30, Class JS, IO,
3.958s, 2037	452,935	37,923
IFB Ser. 07-30, Class LI, IO,
3.958s, 2037	283,979	24,462
IFB Ser. 07-W2, Class 1A2, IO,
3.948s, 2037	203,342	16,857
IFB Ser. 07-106, Class SN, IO,
3.928s, 2037	297,235	22,296
IFB Ser. 07-54, Class IA, IO,
3.928s, 2037	242,604	20,626
IFB Ser. 07-54, Class IB, IO,
3.928s, 2037	242,604	20,626
IFB Ser. 07-54, Class IC, IO,
3.928s, 2037	242,604	20,626
IFB Ser. 07-54, Class ID, IO,
3.928s, 2037	242,604	20,626
IFB Ser. 07-54, Class IE, IO,
3.928s, 2037	242,604	20,626
IFB Ser. 07-54, Class IF, IO,
3.928s, 2037	361,230	30,520
IFB Ser. 07-54, Class NI, IO,
3.928s, 2037	227,375	18,486
IFB Ser. 07-54, Class UI, IO,
3.928s, 2037	294,623	26,212
IFB Ser. 07-91, Class AS, IO,
3.918s, 2037	189,324	14,389
IFB Ser. 07-91, Class HS, IO,
3.918s, 2037	204,688	14,968
IFB Ser. 07-15, Class CI, IO,
3.898s, 2037	777,813	65,308
IFB Ser. 06-123, Class BI, IO,
3.898s, 2037	1,018,621	83,574
IFB Ser. 06-115, Class JI, IO,
3.898s, 2036	570,880	47,958
IFB Ser. 07-109, Class PI, IO,
3.868s, 2037	311,315	23,814
IFB Ser. 06-123, Class LI, IO,
3.838s, 2037	380,948	30,539
IFB Ser. 08-1, Class NI, IO,
3.768s, 2037	527,370	35,964
IFB Ser. 07-116, Class BI, IO,
3.768s, 2037	752,835	51,901
IFB Ser. 08-01, Class AI, IO,
3.768s, 2037	1,467,051	111,963
IFB Ser. 08-10, Class GI, IO,
3.748s, 2038	423,200	30,073
IFB Ser. 08-13, Class SA, IO,
3.738s, 2038	141,638	10,141
IFB Ser. 08-1, Class HI, IO,
3.718s, 2037	686,142	50,722

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 07-39, Class AI, IO,
3.638s, 2037	$425,018	$30,601
IFB Ser. 07-32, Class SD, IO,
3.628s, 2037	284,733	19,853
IFB Ser. 07-30, Class UI, IO,
3.618s, 2037	237,015	17,890
IFB Ser. 07-32, Class SC, IO,
3.618s, 2037	380,515	27,816
IFB Ser. 07-1, Class CI, IO,
3.618s, 2037	274,524	20,318
IFB Ser. 05-74, Class SE, IO,
3.618s, 2035	1,558,084	94,702
IFB Ser. 05-82, Class SI, IO,
3.618s, 2035	1,115,946	69,711
IFB Ser. 05-74, Class NI, IO,
3.598s, 2035	1,504,462	116,588
IFB Ser. 05-14, Class SE, IO,
3.568s, 2035	44,794	2,793
IFB Ser. 08-1, Class BI, IO,
3.428s, 2038	142,623	8,007
IFB Ser. 07-75, Class ID, IO,
3.388s, 2037	238,767	16,184
FRB Ser. 07-103, Class HB,
2.883s, 2037	2,210,000	2,165,800
FRB Ser. 07-95, Class A1,
2.733s, 2036	2,026,531	2,013,356
FRB Ser. 07-95, Class A2,
2.733s, 2036	8,329,000	8,263,201
FRB Ser. 07-95, Class A3,
2.733s, 2036	2,308,000	2,212,910
FRB Ser. 07-101, Class A2,
2.733s, 2036	1,994,000	1,977,450
FRB Ser. 07-114, Class A1,
2.683s, 2037	1,174,127	1,173,657
Ser. 03-T2, Class 2, IO, 0.812s, 2042	4,046,031	109,278
Ser. 03-W10, Class 3A, IO,
0.741s, 2043	7,952,091	139,701
Ser. 03-W10, Class 1A, IO,
0.7s, 2043	6,585,231	96,196
Ser. 03-W6, Class 51, IO,
0.676s, 2042	1,226,620	24,231
Ser. 08-33, PO (Principal only),
zero %, 2038	97,887	68,376
Ser. 04-38, Class AO, PO, zero %, 2034	183,977	132,256
Ser. 04-61, Class CO, PO, zero %, 2031	410,477	342,372
Ser. 07-31, Class TS, IO, zero %, 2009	664,599	6,390
Ser. 07-15, Class IM, IO, zero %, 2009	268,651	2,371
Ser. 07-16, Class TS, IO, zero %, 2009 (F)	1,100,930	8,004
FRB Ser. 06-115, Class SN, zero %, 2036	143,134	141,739
FRB Ser. 05-79, Class FE, zero %, 2035	41,777	42,128
FRB Ser. 06-54, Class CF, zero %, 2035	41,839	37,388
FRB Ser. 05-45, Class FG, zero %, 2035	79,306	69,083

56

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)* continued

Principal amount		Value

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	$925,233	$987,985
Ser. T-42, Class A5, 7 1/2s, 2042	131,609	140,530
Ser. T-60, Class 1A2, 7s, 2044	177,224	187,198
Ser. T-59, Class 1A2, 7s, 2043	379,025	401,150
Ser. T-55, Class 1A2, 7s, 2043	222,374	233,882
IFB Ser. T-56, Class 2ASI, IO,
5.618s, 2043	131,767	14,863
Freddie Mac
IFB Ser. 3339, Class WS, 28.061s, 2037	111,786	148,633
IFB Ser. 3339, Class JS, 26.772s, 2037	97,535	121,638
IFB Ser. 3202, Class PS, 24.412s, 2036	176,507	219,220
IFB Ser. 3153, Class SX, 20.894s, 2036	430,030	511,548
IFB Ser. 3081, Class DC, 18.039s, 2035	122,743	137,388
IFB Ser. 3114, Class GK, 16.515s, 2036	82,061	90,525
IFB Ser. 3360, Class SC, 16.483s, 2037	127,966	133,538
IFB Ser. 3408, Class EK, 15.849s, 2037	111,859	117,544
IFB Ser. 2979, Class AS, 15.212s, 2034	72,423	76,685
IFB Ser. 3153, Class UT, 14.955s, 2036	261,483	274,634
IFB Ser. 3149, Class SU, 12.867s, 2036	85,352	86,970
IFB Ser. 3065, Class DC, 12.446s, 2035	200,737	203,319
IFB Ser. 3012, Class GP, 12.424s, 2035	129,345	133,659
IFB Ser. 3031, Class BS, 10.547s, 2035	269,395	266,503
IFB Ser. 3184, Class SP, IO, 4.879s, 2033	299,275	28,002
IFB Ser. 2882, Class LS, IO, 4.729s, 2034	59,836	6,358
IFB Ser. 3203, Class SH, IO, 4.669s, 2036	169,312	19,094
IFB Ser. 2594, Class SE, IO, 4.579s, 2030	311,586	22,240
IFB Ser. 2828, Class TI, IO, 4.579s, 2030	172,233	15,300
IFB Ser. 3397, Class GS, IO, 4.529s, 2037	179,787	14,636
IFB Ser. 3297, Class BI, IO, 4.289s, 2037	719,899	69,499
IFB Ser. 3287, Class SD, IO, 4.279s, 2037	265,785	23,323
IFB Ser. 3281, Class BI, IO, 4.279s, 2037	138,375	12,904
IFB Ser. 3249, Class SI, IO, 4.279s, 2036	91,675	8,940
IFB Ser. 3028, Class ES, IO, 4.279s, 2035	915,740	85,697
IFB Ser. 3042, Class SP, IO, 4.279s, 2035	200,758	18,525
IFB Ser. 3045, Class DI, IO, 4.259s, 2035	3,924,920	310,228
IFB Ser. 3136, Class NS, IO, 4.229s, 2036	339,235	28,058
IFB Ser. 3107, Class DC, IO, 4.229s, 2035	470,493	45,236
IFB Ser. 2950, Class SM, IO, 4.229s, 2016	104,599	8,479
IFB Ser. 3256, Class S, IO, 4.219s, 2036	325,594	31,067
IFB Ser. 3031, Class BI, IO, 4.219s, 2035	183,180	19,097
IFB Ser. 3370, Class TS, IO, 4.199s, 2037	97,137	7,433
IFB Ser. 3244, Class SB, IO, 4.189s, 2036	199,512	18,027
IFB Ser. 3244, Class SG, IO, 4.189s, 2036	232,455	21,601
IFB Ser. 3236, Class IS, IO, 4.179s, 2036	362,801	31,856
IFB Ser. 3114, Class TS, IO, 4.179s, 2030	1,166,469	85,030
IFB Ser. 3128, Class JI, IO, 4.159s, 2036	330,468	30,855
IFB Ser. 3240, Class S, IO, 4.149s, 2036	656,498	58,936
IFB Ser. 3153, Class JI, IO, 4.149s, 2036	345,269	27,189
IFB Ser. 3065, Class DI, IO, 4.149s, 2035	138,643	14,176

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3145, Class GI, IO, 4.129s, 2036	$271,097	$26,518
IFB Ser. 3114, Class GI, IO,
4.129s, 2036	196,499	20,767
IFB Ser. 3339, Class JI, IO,
4.119s, 2037	678,464	50,535
IFB Ser. 3218, Class AS, IO,
4.109s, 2036	253,285	21,446
IFB Ser. 3221, Class SI, IO,
4.109s, 2036	293,548	25,044
IFB Ser. 3202, Class PI, IO,
4.069s, 2036	806,888	69,876
IFB Ser. 3355, Class MI, IO,
4.029s, 2037	201,683	16,187
IFB Ser. 3201, Class SG, IO,
4.029s, 2036	370,640	31,952
IFB Ser. 3203, Class SE, IO,
4.029s, 2036	333,997	28,238
IFB Ser. 3171, Class PS, IO,
4.014s, 2036	322,536	26,652
IFB Ser. 3152, Class SY, IO,
4.009s, 2036	313,234	29,064
IFB Ser. 3284, Class BI, IO,
3.979s, 2037	228,477	18,599
IFB Ser. 3260, Class SA, IO,
3.979s, 2037	223,924	16,020
IFB Ser. 3284, Class LI, IO,
3.969s, 2037	356,486	29,999
IFB Ser. 3281, Class AI, IO,
3.959s, 2037	792,946	67,650
IFB Ser. 3012, Class UI, IO,
3.949s, 2035	322,168	26,121
IFB Ser. 3311, Class EI, IO,
3.939s, 2037	256,335	20,350
IFB Ser. 3311, Class IA, IO,
3.939s, 2037	343,486	29,949
IFB Ser. 3311, Class IB, IO,
3.939s, 2037	343,486	29,949
IFB Ser. 3311, Class IC, IO,
3.939s, 2037	343,486	29,949
IFB Ser. 3311, Class ID, IO,
3.939s, 2037	343,486	29,949
IFB Ser. 3311, Class IE, IO,
3.939s, 2037	489,016	42,639
IFB Ser. 3375, Class MS, IO,
3.929s, 2037	118,760	9,156
IFB Ser. 3240, Class GS, IO,
3.909s, 2036	395,945	32,778
IFB Ser. 3339, Class TI, IO,
3.669s, 2037	370,176	28,363
IFB Ser. 3284, Class CI, IO,
3.649s, 2037	604,438	45,375
IFB Ser. 3016, Class SQ, IO,
3.639s, 2035	363,092	21,252

57

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3012, Class IG, IO,
3.609s, 2035	$1,246,525	$93,475
Ser. 246, PO, zero %, 2037	102,021	77,251
Ser. 3300, PO, zero %, 2037	108,503	83,132
Ser. 3139, Class CO, PO, zero %, 2036	77,775	56,290
Ser. 2587, Class CO, PO, zero %, 2032	97,830	77,310
FRB Ser. 3349, Class DO, zero %, 2037	108,820	103,571
FRB Ser. 3327, Class YF, zero %, 2037	176,197	174,908
FRB Ser. 3326, Class YF, zero %, 2037	87,890	89,436
FRB Ser. 3241, Class FH, zero %, 2036	102,852	94,295
FRB Ser. 3231, Class XB, zero %, 2036	80,080	79,777
FRB Ser. 3231, Class X, zero %, 2036	74,210	75,608
FRB Ser. 3326, Class WF, zero %, 2035	197,404	176,427
FRB Ser. 3030, Class CF, zero %, 2035	90,875	78,529
Government National Mortgage Association
IFB Ser. 07-26, Class WS, 44.617s, 2037	103,120	161,818
IFB Ser. 07-38, Class AS, 31.91s, 2037	250,062	333,604
IFB Ser. 05-84, Class SL, 12.596s, 2035	518,004	516,516
IFB Ser. 05-66, Class SP, 12.596s, 2035	236,416	236,297
IFB Ser. 05-84, Class SB, 10.795s, 2035	97,484	95,579
IFB Ser. 05-68, Class DP, 10.453s, 2035	730,288	729,853
IFB Ser. 05-7, Class NP, 8.831s, 2033	66,697	66,856
IFB Ser. 08-29, Class SA,
IO, 5.298s, 2038	217,673	20,696
IFB Ser. 06-61, Class SM,
IO, 4.898s, 2036	70,507	5,476
IFB Ser. 06-62, Class SI,
IO, 4.898s, 2036	264,548	22,568
IFB Ser. 07-1, Class SL,
IO, 4.878s, 2037	113,686	10,054
IFB Ser. 07-1, Class SM,
IO, 4.868s, 2037	113,686	10,023
IFB Ser. 06-62, Class SA,
IO, 4.858s, 2036	70,736	6,033
IFB Ser. 04-59, Class SC,
IO, 4.729s, 2034	157,732	15,904
IFB Ser. 04-26, Class IS,
IO, 4.729s, 2034	70,889	4,556
IFB Ser. 07-49, Class NY,
IO, 4.618s, 2035	1,782,053	156,196
IFB Ser. 07-36, Class SW,
IO, 4.418s, 2035	1,334,000	102,549
IFB Ser. 07-26, Class SG,
IO, 4.368s, 2037	384,664	32,664
IFB Ser. 07-9, Class BI,
IO, 4.338s, 2037	795,868	60,552
IFB Ser. 07-26, Class SD,
IO, 4.329s, 2037	390,018	30,189
IFB Ser. 07-31, Class CI,
IO, 4.328s, 2037	229,750	16,612

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-25, Class SA,
IO, 4.318s, 2037	$272,664	$19,664
IFB Ser. 07-25, Class SB, IO,
4.318s, 2037	534,030	40,307
IFB Ser. 07-22, Class S, IO,
4.318s, 2037	211,473	19,749
IFB Ser. 07-11, Class SA, IO,
4.318s, 2037	206,060	16,843
IFB Ser. 07-14, Class SB, IO,
4.318s, 2037	193,435	15,840
IFB Ser. 05-84, Class AS, IO,
4.318s, 2035	105,139	8,719
IFB Ser. 07-51, Class SJ, IO,
4.268s, 2037	248,152	22,066
IFB Ser. 07-53, Class SY, IO,
4.253s, 2037	217,856	20,246
IFB Ser. 07-58, Class PS, IO,
4.218s, 2037	334,168	26,625
IFB Ser. 04-88, Class S, IO,
4.218s, 2032	62,996	3,839
IFB Ser. 07-59, Class PS, IO,
4.188s, 2037	190,663	14,746
IFB Ser. 07-59, Class SP, IO,
4.188s, 2037	318,097	25,148
IFB Ser. 07-48, Class SB, IO,
4.179s, 2037	322,162	21,434
IFB Ser. 07-68, Class PI, IO,
4.168s, 2037	97,857	7,771
IFB Ser. 06-38, Class SG, IO,
4.168s, 2033	796,841	54,596
IFB Ser. 07-53, Class SG, IO,
4.118s, 2037	151,122	10,072
IFB Ser. 07-74, Class SI, IO,
4.099s, 2037	98,436	7,260
IFB Ser. 07-17, Class AI, IO,
4.079s, 2037	853,360	67,677
IFB Ser. 08-3, Class SA, IO,
4.068s, 2038	469,420	29,114
IFB Ser. 07-64, Class AI, IO,
4.068s, 2037	1,876,957	126,699
IFB Ser. 07-53, Class ES, IO,
4.068s, 2037	221,438	12,384
IFB Ser. 08-4, Class SA, IO,
4.034s, 2038	985,782	60,374
IFB Ser. 08-2, Class SM, IO,
4.029s, 2038	236,557	16,985
IFB Ser. 07-9, Class AI, IO,
4.029s, 2037	315,705	23,486
IFB Ser. 07-9, Class DI, IO,
4.028s, 2037	404,323	27,628
IFB Ser. 07-57, Class QA, IO,
4.018s, 2037	506,776	30,450
IFB Ser. 07-58, Class SA, IO,
4.018s, 2037	544,905	34,055

58

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-58, Class SC,
IO, 4.018s, 2037	$392,065	$20,901
IFB Ser. 07-61, Class SA,
IO, 4.018s, 2037	270,595	17,752
IFB Ser. 07-53, Class SC,
IO, 4.018s, 2037	243,468	13,780
IFB Ser. 07-53, Class SE,
IO, 4.018s, 2037	568,740	36,531
IFB Ser. 06-26, Class S,
IO, 4.018s, 2036	512,885	40,496
IFB Ser. 07-58, Class SD,
IO, 4.008s, 2037	329,687	17,330
IFB Ser. 07-59, Class SD,
IO, 3.988s, 2037	531,363	32,400
IFB Ser. 08-40, Class SA,
IO, 3.929s, 2038	1,118,508	80,472
IFB Ser. 05-71, Class SA,
IO, 3.889s, 2035	82,481	5,907
IFB Ser. 05-65, Class SI,
IO, 3.868s, 2035	1,519,625	115,095
IFB Ser. 06-16, Class SX,
IO, 3.808s, 2036	179,796	12,955
IFB Ser. 07-17, Class IC,
IO, 3.779s, 2037	177,802	12,011
IFB Ser. 07-17, Class IB,
IO, 3.768s, 2037	156,371	10,314
IFB Ser. 06-14, Class S,
IO, 3.768s, 2036	306,305	21,002
IFB Ser. 06-11, Class ST,
IO, 3.758s, 2036	190,990	12,849
IFB Ser. 07-25, Class KS,
IO, 3.729s, 2037	99,131	7,576
IFB Ser. 07-21, Class S,
IO, 3.729s, 2037	447,333	27,354
IFB Ser. 07-27, Class SD,
IO, 3.718s, 2037	195,477	11,304
IFB Ser. 07-19, Class SJ,
IO, 3.718s, 2037	332,308	19,367
IFB Ser. 07-23, Class ST,
IO, 3.718s, 2037	420,877	23,586
IFB Ser. 07-8, Class SA,
IO, 3.718s, 2037	115,994	7,505
IFB Ser. 07-9, Class CI,
IO, 3.718s, 2037	527,038	31,180
IFB Ser. 07-7, Class EI,
IO, 3.718s, 2037	196,596	11,443
IFB Ser. 07-7, Class JI,
IO, 3.718s, 2037	550,204	36,341
IFB Ser. 07-1, Class S,
IO, 3.718s, 2037	440,400	25,749
IFB Ser. 07-3, Class SA,
IO, 3.718s, 2037	420,329	24,495
IFB Ser. 07-31, Class AI,
IO, 3.709s, 2037	233,683	21,480

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)* continued

Principal amount		Value

Government National Mortgage Association
IFB Ser. 05-17, Class S, IO,
3.698s, 2035	$91,633	$6,472
IFB Ser. 07-62, Class S, IO,
3.679s, 2037	111,183	6,845
IFB Ser. 07-43, Class SC, IO,
3.629s, 2037	283,054	16,599
IFB Ser. 05-3, Class SN, IO,
3.618s, 2035	235,844	14,915
IFB Ser. 04-41, Class SG, IO,
3.518s, 2034	259,281	10,550
FRB Ser. 07-49, Class UF, zero %, 2037	51,221	49,115
FRB Ser. 07-35, Class UF, zero %, 2037	76,509	77,799
GS Mortgage Securities Corp. II Ser. 06-GG6,
Class A2, 5.506s, 2038 (F)	156,000	155,689
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4,
8 1/2s, 2035 (F)	80,998	80,468
Ser. 05-RP3, Class 1A3, 8s, 2035 (F)	261,271	254,267
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035 (F)	210,340	212,676
GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.835s, 2035 (F)	177,968	171,909
JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM,
6.261s, 2051	41,000	37,989
FRB Ser. 07-LD12, Class A3,
6.189s, 2051	129,000	125,109
FRB Ser. 07-LD11, Class AM,
6.007s, 2049	24,000	21,960
Ser. 06-CB14, Class A4, 5.481s, 2044	211,000	203,286
FRB Ser. 07-LDPX, Class AM,
5.464s, 2049	25,000	22,192
Ser. 07-LDPX, Class A3, 5.42s, 2049	146,000	135,095
Key Commercial Mortgage Ser. 07-SL1,
Class A2, 5 3/4s, 2040	712,000	603,940
Key Commerical Mortgage Ser. 07-SL1,
Class A1, 5.487s, 2040	464,631	432,371
LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	40,000	39,656
Ser. 04-C7, Class A6, 4.786s, 2029	163,000	154,495
Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 25.185s, 2037	159,843	179,979
IFB Ser. 07-4, Class 3A2,
IO, 4.718s, 2037	254,649	21,092
IFB Ser. 06-5, Class 2A2,
IO, 4.668s, 2036	584,920	45,925
IFB Ser. 07-4, Class 2A2,
IO, 4.188s, 2037	1,038,721	85,691
IFB Ser. 06-7, Class 2A5,
IO, 4.183s, 2036	1,186,533	91,839
IFB Ser. 06-9, Class 2A2,
IO, 4.138s, 2037	772,331	64,641

59

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.1%)* continued

Principal amount		Value

Lehman Mortgage Trust
IFB Ser. 07-5, Class 10A2, IO,
3.858s, 2037	$514,513	$32,199
MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	196,098	1,128
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	508,998	954
Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.458s, 2043	89,000	91,388
Ser. 05-HQ6, Class A4A, 4.989s, 2042	373,000	355,885
Ser. 04-HQ4, Class A7, 4.97s, 2040 (F)	193,000	182,533
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.275s, 2035	405,857	298,102
Permanent Financing PLC 144A FRB
Ser. 9A, Class 3A, 2.796s, 2033
(United Kingdom)	92,000	89,700
Permanent Master Issuer PLC FRB
Ser. 07-1, Class 4A, 2.793s, 2033
(United Kingdom)	112,000	107,800
Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	357,851	325,602
Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	814,892	695,429
FRB Ser. 05-18, Class 6A1, 5.247s,
2035 (F)	233,983	208,370
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
3.768s, 2037	4,867,356	300,159
Ser. 07-4, Class 1A4, IO, 1s, 2037	5,120,074	137,896
Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 3.399s, 2037	895,121	40,327
Terwin Mortgage Trust 144A FRB
Ser. 06-9HGA, Class A1, 2.563s, 2037	171,327	155,908
Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043	99,000	96,666
Ser. 04-C15, Class A4, 4.803s, 2041	288,000	272,325
WAMU Commercial Mortgage Securities
Trust 144A Ser. 07-SL2, Class A1,
5.426s, 2049	1,242,362	1,082,122
Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1,
5.005s, 2036 (F)	254,625	244,412
Ser. 05-AR2, Class 2A1, 4.541s, 2035	146,389	139,128
Ser. 05-AR9, Class 1A2, 4.367s, 2035	275,403	201,044
Ser. 04-R, Class 2A1, 4.365s, 2034 (F)	144,147	138,810
Ser. 05-AR12, Class 2A5, 4.321s,
2035 (F)	1,853,000	1,698,746
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035	4,729,000	20,357

Total collateralized mortgage obligations (cost $57,673,862)		$60,577,785

PURCHASED OPTIONS OUTSTANDING (2.3%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a fixed
rate of 5.37% versus the
three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.370	$7,253,000	$403,484
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.355%
versus the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	7,253,000	398,480
Option on an interest
rate swap with Goldman
Sachs International for the
right to receive a fixed
rate of 5.355% versus
the three month
USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.355	7,253,000	398,480
Option on an interest
rate swap with Goldman
Sachs International for the
right to pay a fixed rate
of 5.355% versus the
three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	7,253,000	203,592
Option on an interest
rate swap with Lehman
Brothers Special Financing,
Inc. for the right to pay a
fixed rate of 5.37% versus
the three month
USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.370	7,253,000	200,400
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate
of 5.355% versus the
three month
USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.355	7,253,000	203,592

60

Putnam VT American Government Income Fund

PURCHASED OPTIONS OUTSTANDING (2.3%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a fixed
rate of 5.395% versus
the three month
USD-LIBOR-BBA
maturing
September 23, 2019.	Sep-09/5.395	$11,214,700	$634,191
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to pay a fixed rate
of 5.395% versus the
three month
USD-LIBOR-BBA
maturing on
September 23, 2019.	Sep-09/5.395	11,214,700	277,115
Option on an interest
rate swap with
Deutschbank for the
right to receive a fixed
rate of 5.385% versus
the three month
USD-LIBOR-BBA
maturing April 16, 2019.	Apr-09/5.385	4,783,000	264,787
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 5.325%
versus the three month
USD-LIBOR-BBA
maturing April 8, 2019.	Apr-09/5.325	3,492,000	182,178
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 5.315% versus the
three month
USD-LIBOR-BBA
maturing on
April 8, 2019.	Apr-09/5.315	3,492,000	180,362
Option on an interest
rate swap with
Deutschbank for the
right to pay a fixed rate
of 5.385% versus the
three month
USD-LIBOR-BBA
maturing
April 16, 2019.	Apr-09/5.385	4,783,000	79,780

PURCHASED OPTIONS OUTSTANDING (2.3%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate
of 5.315% versus the
three month
USD-LIBOR-BBA
maturing on
April 8, 2019.	Apr-09/5.315	$3,492,000	$62,716
Option on an interest
rate swap with Goldman
Sachs International for the
right to pay a fixed rate
of 5.325% versus the
three month
USD-LIBOR-BBA
maturing April 8, 2019.	Apr-09/5.325	3,492,000	61,808

Total purchased options outstanding (cost $3,035,170)			$3,550,965

ASSET-BACKED SECURITIES (0.4%)*

	Principal amount	Value

GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 2.633s, 2036	$25,000	$16,062
Lehman XS Trust
IFB Ser. 07-3, Class 4B, IO,
4.298s, 2037	363,265	28,605
FRB Ser. 07-6, Class 2A1,
2.693s, 2037	57,333	41,378
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-RZ2, Class A2,
2.653s, 2036	509,000	461,358
FRB Ser. 07-RZ1, Class A2,
2.643s, 2037	25,000	18,378
Soundview Home Equity Loan Trust
FRB Ser. 06-3, Class A3, 2.643s, 2036	25,000	19,770

Total asset-backed securities (cost $649,786)		$585,551

SHORT-TERM INVESTMENTS (31.0%)*

Principal amount/shares		Value

Federal Home Loan Bank, for
an effective yield
of 2.30%, August 15, 2008	$5,000,000	$4,985,625
Federal Home Loan Bank, for
an effective yield
of 2.22%, July 25, 2008	12,800,000	12,781,056

61

Putnam VT American Government Income Fund

SHORT-TERM INVESTMENTS (31.0%)* continued

	Principal amount/shares	Value

Interest in $150,000,000 joint
triparty repurchase agreement
dated June 30, 2008 with
Deutsche Bank Sec due July 1,
2008 — maturity value of
$12,700,953 for an effective
yield of 2.70%(collateralized by
various mortgage backed
securities with coupon rates
ranging from 5.0% to 5.5% and
due dates ranging from
December 1, 2037 to June 1,2038
valued at $153,000,000)	12,700,000	$12,700,000
Putnam Prime Money Market
Fund (e)	16,978,518	16,978,518
U.S. Treasury Bills, for effective
yields ranging from 1.17% to
1.38%, September 18, 2008 #	$657,000	655,011

Total short-term investments (cost $48,100,209)		$48,100,210

Total investments (cost $265,533,324)		$271,148,843

FUTURES CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar
90 day (Short)	44	$10,611,700	Jun-09	$86,805
Euro-Dollar
90 day (Short)	80	19,243,000	Sep-09	163,595
Euro-Dollar
90 day (Short)	114	27,341,475	Dec-09	245,486
Euro-Dollar
90 day (Short)	8	1,914,900	Mar-10	11,516
U.S. Treasury
Bond 20 yr (Long)	255	29,476,406	Sep-08	609,339
U.S. Treasury
Note 2 yr (Short)	1,035	218,595,234	Sep-08	(359,743)
U.S. Treasury
Note 5 yr (Short)	541	59,810,086	Sep-08	107,318
U.S. Treasury
Note 10 yr (Long)	926	105,491,656	Sep-08	542,978

Total				$1,407,294

WRITTEN OPTIONS OUTSTANDING at 6/30/08
	(premiums received $6,036,493) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

	Option on an interest rate swap
	with Bank of America, N.A. for
	the obligation to pay a fixed rate
	of 5.89% versus the three month
	USD-LIBOR-BBA maturing on
July 15, 2019.	$18,232,000	Jul-09/5.890	$1,525,289

WRITTEN OPTIONS OUTSTANDING at 6/30/08
(premiums received $6,036,493) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with Bank of America, N.A. for
the obligation to receive a fixed
rate of 5.89% versus the three
month USD-LIBOR-BBA
maturing on July 15, 2019.	$18,232,000	Jul-09/5.890	$202,740
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.00% versus the three
month USD-LIBOR-BBA
maturing on December 19, 2018.	1,080,000	Dec-08/5.000	36,882
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.00% versus the
three month USD-LIBOR-BBA
maturing on December 19, 2018.	1,080,000	Dec-08/5.000	20,552
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.395% versus the three
month USD-LIBOR-BBA
maturing on August 28, 2018.	16,781,000	Aug-08/5.395	927,821
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 4.935%
versus the three month
USD-LIBOR-BB maturing
March 2, 2019.	20,698,000	Feb-09/4.935	692,555
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 4.935%
versus the three month
USD-LIBOR-BBA maturing
March 2, 2019.	20,698,000	Feb-09/4.935	556,776
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.395% versus the
three month USD-LIBOR-BBA
maturing on August 28, 2018.	16,781,000	Aug-08/5.395	29,535
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.32% versus the three
month USD-LIBOR-BBA
maturing on January 9, 2022.	28,847,000	Jan-12/5.320	1,634,759
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.32% versus the
three month USD-LIBOR-BBA
maturing on January 9, 2022.	28,847,000	Jan-12/5.320	1,386,676

Total			$7,013,585

62

Putnam VT American Government Income Fund

TBA SALE COMMITMENTS OUTSTANDING at 6/30/08
(proceeds receivable $62,333,281) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, July 1, 2038	$4,000,000	7-14-08	$4,114,375
FNMA, 5 1/2s, July 1, 2038	46,000,000	7-14-08	45,324,376
FNMA, 5s, July 1, 2038	14,000,000	7-14-08	13,414,843

Total			$62,853,594

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$7,000,000	$—	3/30/09	3.075%	3 month USD-LIBOR-BBA	$(55,966)

5,012,000	—	5/23/10	3 month USD-LIBOR-BBA	3.155%	(28,908)

31,964,000	—	9/24/09	3 month USD-LIBOR-BBA	4.7375%	964,946

26,000,000	—	8/11/15	4.892%	3 month USD-LIBOR-BBA	(1,049,431)

9,000,000	—	10/21/15	4.943%	3 month USD-LIBOR-BBA	(287,322)

180,000	—	5/31/16	5.58909%	3 month USD-LIBOR-BBA	(13,023)

104,000	—	10/3/16	5.15630%	3 month USD-LIBOR-BBA	(4,866)

160,000	—	9/1/15	3 month USD-LIBOR-BBA	4.53%	2,483

795,000	—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(4,668)

Citibank, N.A.
1,913,000	—	4/3/18	4.18%	3 month USD-LIBOR-BBA	66,222

41,900,000	—	4/6/09	3 month USD-LIBOR-BBA	5.264%	954,957

30,000	—	4/7/14	5.377%	3 month USD-LIBOR-BBA	(1,741)

11,500,000	—	7/27/09	5.504%	3 month USD-LIBOR-BBA	(492,248)

20,931,000	—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(433,697)

5,408,000	—	11/9/09	4.387%	3 month USD-LIBOR-BBA	(91,726)

5,557,000	—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(204,585)

20,214,000	—	11/23/17	4.885%	3 month USD-LIBOR-BBA	(421,026)

450,000	—	11/9/17	3 month USD-LIBOR-BBA	5.07641%	16,352

42,679,000	—	12/24/09	3 month USD-LIBOR-BBA	3.8675%	338,325

8,033,000	—	12/24/27	4.9425%	3 month USD-LIBOR-BBA	(20,775)

Credit Suisse International
26,000	—	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(1,279)

362,000	—	3/21/16	3 month USD-LIBOR-BBA	5.20497%	20,680

158,000	—	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(7,965)

Goldman Sachs International
1,158,000	—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(26,161)

20,095,000	—	3/14/13	3 month USD-LIBOR-BBA	3.37125%	(550,938)

35,950,000	—	3/27/13	3 month USD-LIBOR-BBA	3.4625%	(866,432)

12,397,000	—	3/29/38	4.665%	3 month USD-LIBOR-BBA	450,646

3,639,000	—	4/2/18	4.076%	3 month USD-LIBOR-BBA	156,599

9,207,000	—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(311,221)

3,433,000	—	4/23/18	4.43%	3 month USD-LIBOR-BBA	54,423

435,000	—	5/19/18	4.525%	3 month USD-LIBOR-BBA	4,162

100,000	—	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(5,689)

19,020,000	—	6/12/17	3 month USD-LIBOR-BBA	5.7175%	1,569,474

2,600,000	—	7/25/09	5.327%	3 month USD-LIBOR-BBA	(104,986)

32,646,000	—	11/20/08	5.16%	3 month USD-LIBOR-BBA	(372,146)

7,351,000	—	11/20/26	3 month USD-LIBOR-BBA	5.261%	334,158

33,067,000	—	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(367,163)

63

Putnam VT American Government Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International continued
$7,336,000	—	11/21/26	3 month USD-LIBOR-BBA	5.2075%	$284,980

771,000	—	12/20/16	3 month USD-LIBOR-BBA	5.074%	27,104

7,420,000	—	1/8/12	3 month USD-LIBOR-BBA	4.98%	360,519

90,000	—	11/9/17	3 month USD-LIBOR-BBA	5.071%	3,233

110,000	—	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(6,151)

5,755,800	—	9/19/09	3 month USD-LIBOR-BBA	4.763%	177,618

15,381,800	—	9/21/09	3 month USD-LIBOR-BBA	4.60%	431,062

4,286,700	—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(222,000)

20,000	—	11/9/17	3 month USD-LIBOR-BBA	5.08%	732

JPMorgan Chase Bank, N.A.
$83,000	$—	2/19/18	3 month USD-LIBOR-BBA	4.585%	$ 644

15,406,000	—	8/15/11	5.412%	3 month USD-LIBOR-BBA	(927,937)

661,000	—	3/5/18	4.325%	3 month USD-LIBOR-BBA	9,248

2,050,000	—	3/7/18	4.45%	3 month USD-LIBOR-BBA	7,881

984,000	—	3/12/18	3 month USD-LIBOR-BBA	4.4525%	(4,166)

12,772,000	—	5/16/2018	4.53%	3 month USD-LIBOR-BBA	114,348

724,000	—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(13,307)

4,000,000	—	6/13/2013	4.47%	3 month USD-LIBOR-BBA	(41,564)

2,936,000	—	3/11/38	5.03%	3 month USD-LIBOR-BBA	(66,777)

1,119,000	—	3/14/18	4.775%	3 month USD-LIBOR-BBA	(24,512)

31,014,000	—	3/22/10	3 month USD-LIBOR-BBA	2.23%	(455,904)

12,011,000	—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	(153,761)

7,000,000	—	1/17/16	4.946%	3 month USD-LIBOR-BBA	(311,525)

108,000	—	9/18/16	5.291%	3 month USD-LIBOR-BBA	(6,892)

831,000	—	5/7/13	3.9325%	3 month USD-LIBOR-BBA	9,858

8,353,000	—	5/23/10	3 month USD-LIBOR-BBA	3.16%	(47,298)

3,300,000	—	6/27/17	3 month USD-LIBOR-BBA	5.712%	267,276

7,330,000	—	7/5/17	3 month USD-LIBOR-BBA	4.55%	76,245

7,910,000	—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(321,452)

11,000,000	—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(468,707)

32,563,000	—	11/20/08	5.165%	3 month USD-LIBOR-BBA	(375,067)

7,330,000	—	11/20/26	3 month USD-LIBOR-BBA	5.266%	337,717

400,000	—	7/25/17	3 month USD-LIBOR-BBA	5.652%	38,167

148,000	—	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(5,057)

798,000	—	1/19/17	3 month USD-LIBOR-BBA	5.249%	51,324

3,137,000	—	1/19/09	5.24%	3 month USD-LIBOR-BBA	(93,817)

10,723,000	—	1/31/17	3 month USD-LIBOR-BBA	5.415%	821,806

7,841,000	—	3/8/17	3 month USD-LIBOR-BBA	5.28%	500,445

996,000	—	8/2/15	3 month USD-LIBOR-BBA	4.6570%	24,866

7,800,000	—	8/13/12	3 month USD-LIBOR-BBA	5.2%	439,208

66,000	—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(4,168)

7,199,000	—	9/11/27	5.27%	3 month USD-LIBOR-BBA	(419,541)

15,381,800	—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	433,882

4,286,700	—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(222,312)

22,917,000	—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(528,305)

5,408,000	—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(92,565)

5,557,000	—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(207,587)

51,685,000	—	12/11/17	3 month USD-LIBOR-BBA	4.65%	75,463

8,033,000	—	12/24/27	4.9675%	3 month USD-LIBOR-BBA	(46,118)

16,600,000	—	8/4/08	3 month USD-LIBOR-BBA	5.40%	332,975

64

Putnam VT American Government Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$9,100,000	$—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	$760,093

8,200,000	—	10/21/15	4.916%	3 month USD-LIBOR-BBA	(247,576)

6,245,000	—	1/18/18	4.27625%	3 month USD-LIBOR-BBA	96,844

6,367,000	—	1/24/18	4.135%	3 month USD-LIBOR-BBA	177,654

8,489,000	—	1/24/18	4.175%	3 month USD-LIBOR-BBA	209,066

8,489,000	—	1/24/18	4.1625%	3 month USD-LIBOR-BBA	217,763

8,375,000	—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(156,922)

14,474,000	—	2/5/18	4.22%	3 month USD-LIBOR-BBA	306,698

23,265,000	—	2/5/18	3 month USD-LIBOR-BBA	4.28%	(381,627)

100,000	—	4/17/09	5.12%	3 month USD-LIBOR-BBA	(2,105)

3,200,000	—	10/16/16	5.3345%	3 month USD-LIBOR-BBA	(186,288)

Lehman Brothers Special Financing, Inc.
2,795,000	16,811	2/26/18	4.65%	3 month USD-LIBOR-BBA	(19,525)

1,035,000	—	3/19/13	3 month USD-LIBOR-BBA	3.0675%	(43,185)

33,968,000	—	3/20/13	3 month USD-LIBOR-BBA	3.13666%	(1,311,037)

2,750,000	—	3/26/10	3 month USD-LIBOR-BBA	2.3525%	(34,216)

2,750,000	—	3/26/10	3 month USD-LIBOR-BBA	2.395%	(31,955)

6,992,000	—	3/20/13	3 month USD-LIBOR-BBA	3.06%	(294,303)

1,258,000	—	4/3/2018	3 month USD-LIBOR-BBA	4.087%	(53,043)

7,465,000	—	3/25/10	3 month USD-LIBOR-BBA	2.275%	(103,769)

2,386,000	—	6/10/1938	5.1275%	3 month USD-LIBOR-BBA	(60,840)

26,909,000	—	5/30/10	3 month USD-LIBOR-BBA	3.4275%	(20,277)

3,000,000	—	6/26/2013	3 month USD-LIBOR-BBA	4.465%	28,260

15,175,000	—	4/16/18	3 month USD-LIBOR-BBA	4.405%	(261,031)

4,077,000	—	4/19/38	4.8425%	3 month USD-LIBOR-BBA	66,431

2,825,000	—	4/21/38	4.945%	3 month USD-LIBOR-BBA	1,501

3,224,086	—	8/29/09	5.005%	3 month USD-LIBOR-BBA	(113,544)

6,361,000	—	8/29/09	5.001%	3 month USD-LIBOR-BBA	(224,313)

16,667,000	—	2/1/17	3 month USD-LIBOR-BBA	5.08%	852,345

200,511	—	8/29/17	3 month USD-LIBOR-BBA	5.32%	13,558

23,609,000	—	8/3/08	3 month USD-LIBOR-BBA	5.425%	476,449

6,175,000	—	8/3/11	3 month USD-LIBOR-BBA	5.445%	382,063

18,629,000	—	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(1,619,656)

8,040,000	—	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(540,614)

1,470,000	—	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(71,047)

6,601,000	—	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(174,497)

1,900,000	—	3/16/09	4.9275%	3 month USD-LIBOR-BBA	(50,176)

31,419,000	—	8/31/09	3 month USD-LIBOR-BBA	4.89%	1,057,144

6,636,000	—	8/31/27	5.4925%	3 month USD-LIBOR-BBA	(582,100)

6,636,000	—	9/4/27	5.4475%	3 month USD-LIBOR-BBA	(541,280)

31,419,000	—	9/4/09	3 month USD-LIBOR-BBA	4.836%	1,024,254

34,083,000	—	9/11/09	3 month USD-LIBOR-BBA	4.6525%	1,011,612

13,113,000	—	9/13/17	5.0275%	3 month USD-LIBOR-BBA	(567,379)

3,837,200	—	9/19/09	3 month USD-LIBOR-BBA	4.755%	117,941

15,381,800	—	9/24/09	3 month USD-LIBOR-BBA	4.695%	454,766

4,286,700	—	9/24/17	5.285%	3 month USD-LIBOR-BBA	(267,784)

20,931,000	—	10/26/12	4.61375%	3 month USD-LIBOR-BBA	(421,682)

5,408,000	—	11/9/09	4.403%	3 month USD-LIBOR-BBA	(92,987)

5,557,000	—	11/9/17	5.067%	3 month USD-LIBOR-BBA	(197,904)

40,000	—	11/9/17	3 month USD-LIBOR-BBA	5.068%	1,427

18,990,000	—	12/11/17	3 month USD-LIBOR-BBA	4.839%	304,098

65

Putnam VT American Government Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$42,679,000	$—	12/24/09	3 month USD-LIBOR-BBA	3.84625%	$324,918

506,000	—	2/21/18	4.599%	3 month USD-LIBOR-BBA	(4,482)

2,750,000	—	3/26/10	3 month USD-LIBOR-BBA	2.325%	(35,681)

Merrill Lynch Capital Services, Inc.
6,790,000	—	5/7/1938	4.8775%	3 month USD-LIBOR-BBA	81,790

20,931,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(424,085)

Morgan Stanley Capital Services, Inc.
27,000	—	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(1,699)

46,000	—	2/20/17	5.192%	3 month USD-LIBOR-BBA	(2,685)

Total					$(2,205,043)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

			Fixed payments	Total return
Swap counterparty /		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	depreciation

Goldman Sachs International
$860,000	(F)	11/2/2008	20 bp plus change in spread	The spread return of Banc	$(22,809)
			of Banc of America	of America Securities- CMBS
			Securities AAA 10 year Index	AAA 10 year Index
multiplied by the modified
duration factor

(F) Is valued at fair value following procedures approved by the Trustees.

See page 321 for Notes to the Portfolios.

66

Putnam VT Capital Appreciation Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (99.1%)*

	Shares	Value

Advertising and Marketing Services (0.6%)
Greenfield Online, Inc. †	920	$13,726
Marchex, Inc. Class B	340	4,189
Omnicom Group, Inc.	3,470	155,734
Valuevision Media, Inc. Class A † (S)	430	1,535
		175,184

Aerospace and Defense (2.5%)
Alliant Techsystems, Inc. †	690	70,159
Boeing Co. (The)	2,050	134,726
General Dynamics Corp.	1,746	147,013
L-3 Communications Holdings, Inc.	580	52,705
Lockheed Martin Corp.	760	74,982
Orbital Sciences Corp. †	490	11,544
Sturm Ruger & Co., Inc. †	300	2,118
Teledyne Technologies, Inc. †	497	24,249
United Technologies Corp.	3,550	219,034
		736,530

Airlines (—%)
Continental Airlines, Inc. Class B †	943	9,534

Automotive (1.4%)
AutoZone, Inc. †	570	68,976
Dollar Thrifty Automotive Group †	110	1,040
Harley-Davidson, Inc.	2,929	106,206
Johnson Controls, Inc.	5,920	169,785
Lear Corp. † (S)	2,540	36,017
Tenneco Automotive, Inc. †	1,638	22,162
		404,186

Banking (4.1%)
Banco Latinoamericano de Exportaciones
SA Class E (Panama)	170	2,752
Bank of America Corp.	12,260	292,645
Bank of New York Mellon Corp. (The)	4,020	152,077
City Bank	650	5,590
City Holding Co.	438	17,857
Corus Bankshares, Inc.	835	3,474
First Financial Bankshares, Inc.	783	35,869
FirstFed Financial Corp. †	520	4,181
Great Southern Bancorp, Inc.	80	650
Independent Bank Corp.	1,900	45,296
M&T Bank Corp.	2,160	152,366
NBT Bancorp, Inc.	320	6,595
Old Second Bancorp, Inc.	140	1,627
Republic Bancorp, Inc. Class A	157	3,862
S&T Bancorp, Inc.	950	27,607
Sierra Bancorp	110	1,815
Suffolk Bancorp	90	2,644
SVB Financial Group †	1,380	66,392
SY Bancorp, Inc.	150	3,204
TrustCo Bank Corp. NY	780	5,788

COMMON STOCKS (99.1%)* continued

	Shares	Value

Banking continued
U.S. Bancorp	6,060	$169,013
Wells Fargo & Co.	6,970	165,537
Wilmington Trust Corp.	1,580	41,775
		1,208,616

Basic Materials (—%)
Foamex International, Inc. †	894	402
General Moly, Inc. †	260	2,046
		2,448

Beverage (0.8%)
Coca-Cola Bottling Company Consolidated	40	1,479
PepsiCo, Inc.	3,790	241,006
		242,485

Biotechnology (1.2%)
Albany Molecular Research, Inc. †	1,245	16,521
Applera Corp.— Applied Biosystems Group †	1,558	52,162
Ariad Pharmaceuticals, Inc. †	780	1,872
Cubist Pharmaceuticals, Inc. †	1,510	26,969
eResearch Technology, Inc. †	410	7,150
Invitrogen Corp. †	4,140	162,535
Kendle International, Inc. †	150	5,450
Martek Biosciences Corp. †	330	11,124
Quidel Corp. †	3,430	56,664
RTI Biologics, Inc. †	650	5,688
		346,135

Broadcasting (0.1%)
Lin TV Corp. Class A †	200	1,192
Sinclair Broadcast Group, Inc. Class A	1,834	13,938
		15,130

Building Materials (0.4%)
AAON, Inc.	150	2,889
Apogee Enterprises, Inc.	2,170	35,067
Comfort Systems USA, Inc.	330	4,435
Interface, Inc. Class A	500	6,265
Lennox International, Inc.	2,010	58,210
LSI Industries, Inc.	220	1,786
		108,652

Cable Television (0.1%)
DirecTV Group, Inc. (The) †	1,220	31,610

Chemicals (3.5%)
Arch Chemicals, Inc.	1,380	45,747
Cambrex Corp.	1,875	11,006
Eastman Chemical Co.	1,250	86,075
Ferro Corp.	450	8,442
FMC Corp.	1,678	129,944
Hercules, Inc.	1,710	28,950
Innospec, Inc. (United Kingdom)	134	2,522
Koppers Holdings, Inc.	190	7,955

67

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.1%)* continued

	Shares	Value

Chemicals continued
Lubrizol Corp. (The)	1,290	$59,766
Monsanto Co.	1,876	237,200
NewMarket Corp.	1,360	90,073
Olin Corp.	1,550	40,579
OM Group, Inc. †	600	19,674
PolyOne Corp. †	670	4,670
Potash Corp. of Saskatchewan (Canada)	789	180,342
Rockwood Holdings, Inc. †	2,390	83,172
		1,036,117

Commercial and Consumer Services (2.2%)
Advance America Cash Advance Centers, Inc.	750	3,810
Alliance Data Systems Corp. †	1,840	104,052
Bowne & Co., Inc.	4,118	52,505
Chemed Corp.	1,815	66,447
CPI Corp.	340	6,368
CRA International, Inc. †	60	2,169
Deluxe Corp.	1,130	20,137
Dun & Bradstreet Corp. (The)	2,010	176,155
DynCorp International, Inc. Class A †	1,380	20,907
EZCORP, Inc. Class A †	3,817	48,667
Heartland Payment Systems, Inc.	390	9,204
HMS Holdings Corp. †	300	6,441
Landauer, Inc.	370	20,809
Maximus, Inc.	110	3,830
Pre-Paid Legal Services, Inc. †	120	4,874
Spherion Corp. †	1,806	8,344
Tech Data Corp. †	3,097	104,956
		659,675

Communications Equipment (2.2%)
Cisco Systems, Inc. †	21,851	508,253
Comtech Telecommunications Corp. †	150	7,350
Nokia OYJ ADR (Finland)	3,830	93,835
Plantronics, Inc.	1,230	27,454
		636,892

Computers (6.1%)
Actuate Corp. †	2,120	8,289
ANSYS, Inc. †	2,827	133,208
Apple Computer, Inc. †	2,680	448,738
Brocade Communications Systems, Inc. †	24,712	203,627
Checkpoint Systems, Inc. †	250	5,220
Dell, Inc. †	3,540	77,455
EMC Corp. †	6,680	98,129
Emulex Corp. †	13,939	162,389
Hewlett-Packard Co.	9,630	425,741
Insight Enterprises, Inc. †	1,600	18,768
InterVoice, Inc. †	410	2,337
Jack Henry & Associates, Inc.	2,380	51,503
Magma Design Automation, Inc. †	2,211	13,421

COMMON STOCKS (99.1%)* continued

	Shares	Value

Computers continued
Micros Systems, Inc. †	2,840	$86,592
Progress Software Corp. †	2,100	53,697
Sigma Designs, Inc. †	270	3,750
SPSS, Inc. †	788	28,660
		1,821,524

Conglomerates (0.8%)
AMETEK, Inc.	1,450	68,469
Danaher Corp.	2,328	179,954
		248,423

Construction (0.5%)
Chicago Bridge & Iron Co., NV (Netherlands)	1,936	77,092
Perini Corp. †	2,520	83,286
		160,378

Consumer (0.4%)
CSS Industries, Inc.	775	18,771
Helen of Troy, Ltd. (Bermuda) †	2,450	39,494
Hooker Furniture Corp.	2,181	37,775
Movado Group, Inc.	160	3,168
Scotts Miracle-Gro Co. (The) Class A	1,530	26,882
		126,090

Consumer Finance (1.0%)
AmeriCredit Corp. †	1,457	12,559
Asta Funding, Inc.	931	8,435
Capital One Financial Corp.	6,810	258,848
Portfolio Recovery Associates, Inc. †	170	6,375
World Acceptance Corp. †	491	16,532
		302,749

Consumer Goods (0.9%)
Blyth Industries, Inc.	3,207	38,580
Church & Dwight Co., Inc.	990	55,787
Energizer Holdings, Inc. †	1,008	73,675
Procter & Gamble Co. (The)	1,420	86,350
		254,392

Consumer Services (0.5%)
Overstock.com, Inc. †	260	6,747
Sapient Corp. †	683	4,385
TrueBlue, Inc. †	9,422	124,465
		135,597

Distribution (—%)
Green Mountain Coffee Roasters, Inc. †	280	10,520

Electric Utilities (0.3%)
UniSource Energy Corp.	3,190	98,922

68

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.1%)* continued

	Shares	Value

Electrical Equipment (0.4%)
Hubbell, Inc. Class B	1,250	$49,838
LoJack Corp. †	1,530	12,179
Rofin-Sinar Technologies, Inc. †	1,780	53,756
		115,773

Electronics (1.5%)
Amphenol Corp. Class A	3,700	166,056
Analogic Corp.	140	8,830
Ansoft Corp. †	554	20,166
Cubic Corp.	720	16,042
Methode Electronics, Inc. Class A	1,337	13,972
Nam Tai Electronics, Inc. (Hong Kong)	2,610	34,139
Sanmina Corp. †	5,930	7,590
Semtech Corp. †	2,000	28,140
Synopsys, Inc. †	3,330	79,620
Technitrol, Inc.	1,190	20,218
TriQuint Semiconductor, Inc. †	5,500	33,330
Zoran Corp. †	696	8,143
		436,246

Energy (Oil Field) (2.5%)
Grey Wolf, Inc. †	6,090	54,993
Halliburton Co.	1,560	82,789
Matrix Service Co. †	330	7,610
NATCO Group, Inc. †	600	32,718
National-Oilwell Varco, Inc. †	2,190	194,297
Parker Drilling Co. †	945	9,459
SEACOR Holdings, Inc. †	600	53,706
Tidewater, Inc.	2,130	138,514
Trico Marine Services, Inc. †	3,620	131,840
Willbros Group, Inc. (Panama) †	480	21,029
		726,955

Engineering & Construction (0.4%)
Jacobs Engineering Group, Inc. †	1,290	104,103

Environmental (0.1%)
Clean Harbors, Inc. †	280	19,897

Financial (1.6%)
CME Group, Inc.	496	190,062
Fannie Mae	6,020	117,450
Financial Federal Corp.	310	6,808
Freddie Mac	10,430	171,052
		485,372

Food (—%)
Arden Group, Inc.	8	1,014

Forest Products and Packaging (0.6%)
Buckeye Technologies, Inc. †	1,236	10,457
Glatfelter	280	3,783
Packaging Corp. of America	2,770	59,583
Rock-Tenn Co. Class A	3,260	97,767
		171,590

COMMON STOCKS (99.1%)* continued

	Shares	Value

Health Care Services (4.5%)
Aetna, Inc.	6,660	$269,930
Air Methods Corp. †	90	2,250
Alnylam Pharmaceuticals, Inc. †	710	18,978
Amedisys, Inc. †	410	20,672
AMERIGROUP Corp. †	1,890	39,312
AMN Healthcare Services, Inc. †	260	4,399
Express Scripts, Inc. †	2,455	153,978
Healthspring, Inc. †	780	13,166
IMS Health, Inc.	44	1,025
Lincare Holdings, Inc. †	5,470	155,348
Medcath Corp. †	830	14,923
Medco Health Solutions, Inc. †	4,480	211,456
Molina Healthcare, Inc. †	730	17,768
Quest Diagnostics, Inc.	2,770	134,262
RehabCare Group, Inc. †	130	2,084
UnitedHealth Group, Inc.	8,000	210,000
Warner Chilcott, Ltd. Class A †	4,470	75,767
		1,345,318

Homebuilding (0.2%)
NVR, Inc. †	130	65,010

Household Furniture and Appliances (0.2%)
American Woodmark Corp.	1,601	33,829
Conn’s, Inc. †	290	4,660
La-Z-Boy, Inc.	350	2,678
Select Comfort Corp. †	6,955	11,406
		52,573

Insurance (5.0%)
American Financial Group, Inc.	493	13,188
American International Group, Inc.	7,570	200,302
American Physicians Capital, Inc.	847	41,029
Amerisafe, Inc. †	1,200	19,128
Amtrust Financial Services, Inc.	250	3,150
Aspen Insurance Holdings, Ltd. (Bermuda)	2,815	66,631
CNA Surety Corp. †	1,325	16,748
Delphi Financial Group Class A	1,733	40,102
EMC Insurance Group, Inc.	700	16,856
Endurance Specialty Holdings, Ltd. (Bermuda)	867	26,695
FBL Financial Group, Inc. Class A	90	1,789
First Mercury Financial Corp. †	510	8,996
Flagstone Reinsurance Holdings, Ltd. (Bermuda)	1,500	17,685
FPIC Insurance Group, Inc. †	110	4,985
Genworth Financial, Inc. Class A	11,410	203,212
Hanover Insurance Group, Inc. (The)	514	21,845
Harleysville Group, Inc.	328	11,096
HCC Insurance Holdings, Inc.	6,542	138,298
Horace Mann Educators Corp.	672	9,421
IPC Holdings, Ltd. (Bermuda)	1,000	26,550
National Interstate Corp.	461	8,473
Odyssey Re Holdings Corp.	834	29,607

69

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.1%)* continued

	Shares	Value

Insurance continued
RenaissanceRe Holdings, Ltd. (Bermuda)	1,848	$82,550
Safety Insurance Group, Inc.	1,210	43,137
SeaBright Insurance Holdings, Inc. †	1,510	21,865
Selective Insurance Group	2,736	51,327
Stancorp Financial Group	1,526	71,661
Universal American Financial Corp. †	5,240	53,553
W.R. Berkley Corp.	5,941	143,535
Zenith National Insurance Corp.	2,764	97,182
		1,490,596

Investment Banking/Brokerage (4.9%)
Affiliated Managers Group †	381	34,313
Eaton Vance Corp.	990	39,362
Franklin Resources, Inc.	2,287	209,604
GLG Partners, Inc. (S)	3,340	26,052
Goldman Sachs Group, Inc. (The)	3,070	536,942
Interactive Brokers Group, Inc. Class A †	350	11,246
Lehman Brothers Holdings, Inc.	8,640	171,158
Merrill Lynch & Co., Inc.	5,700	180,747
State Street Corp.	3,280	209,887
Waddell & Reed Financial, Inc. Class A	970	33,960
		1,453,271

Leisure (—%)
Monaco Coach Corp.	260	790

Lodging/Tourism (0.6%)
Carnival Corp.	2,980	98,221
Royal Caribbean Cruises, Ltd.	3,080	69,208
		167,429

Machinery (2.2%)
AGCO Corp. †	610	31,970
Applied Industrial Technologies, Inc.	2,516	60,812
Caterpillar, Inc.	1,610	118,850
Deere (John) & Co.	1,570	113,244
Gardner Denver, Inc. †	620	35,216
Manitowoc Co., Inc. (The)	3,894	126,672
NACCO Industries, Inc. Class A	200	14,870
Regal-Beloit Corp.	680	28,730
Terex Corp. †	2,290	117,637
		648,001

Manufacturing (2.0%)
EnPro Industries, Inc. †	1,230	45,928
ITT Corp.	3,420	216,589
Mettler-Toledo International, Inc. †	1,522	144,377
Robbins & Myers, Inc.	1,250	62,338
Roper Industries, Inc.	1,970	129,784
		599,016

Media (0.6%)
Walt Disney Co. (The)	6,020	187,824

COMMON STOCKS (99.1%)* continued

	Shares	Value

Medical Technology (2.6%)
Align Technology, Inc. †	850	$8,917
Alliance Imaging, Inc. †	380	3,295
ArthroCare Corp. †	80	3,265
Conmed Corp. †	360	9,558
Datascope Corp.	170	7,990
Edwards Lifesciences Corp. †	1,183	73,393
Invacare Corp.	400	8,176
Medtronic, Inc.	5,480	283,590
Mentor Corp. (S)	1,535	42,704
Stryker Corp.	3,830	240,830
Waters Corp. †	1,190	76,755
		758,473

Metals (1.4%)
A.M. Castle & Co.	210	6,008
AK Steel Holding Corp.	252	17,388
Freeport-McMoRan Copper & Gold, Inc. Class B	1,446	169,457
North American Galvanizing & Coatings, Inc. †	8,549	75,146
Northwest Pipe Co. †	60	3,348
Olympic Steel, Inc.	130	9,870
Reliance Steel & Aluminum Co.	920	70,923
Worthington Industries , Inc.	3,260	66,830
		418,970

Natural Gas Utilities (0.2%)
WGL Holdings, Inc.	2,030	70,522

Office Equipment & Supplies (0.2%)
Ennis Inc.	3,140	49,141
Steelcase, Inc.	2,031	20,371
		69,512

Oil & Gas (6.4%)
Apache Corp.	1,650	229,350
Berry Petroleum Co. Class A	266	15,662
Bois d’Arc Energy, Inc. †	1,370	33,305
Calumet Specialty Products Partners, LP	360	5,170
Carrizo Oil & Gas, Inc. †	450	30,641
ConocoPhillips	2,250	212,378
Devon Energy Corp.	1,590	191,054
Forest Oil Corp. †	430	32,035
Hess Corp.	1,261	159,126
Marathon Oil Corp.	2,850	147,830
Mariner Energy, Inc. †	669	24,733
MarkWest Energy Partners LP	210	7,497
Occidental Petroleum Corp.	2,702	242,801
PetroHawk Energy Corp. †	1,002	46,403
Petroleum Development Corp. †	450	29,921
Petroquest Energy, Inc. †	570	15,333
Stone Energy Corp. †	540	35,591
Suncor Energy, Inc. (Canada)	3,470	201,676
Tesoro Corp.	1,230	24,317

70

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.1%)* continued

	Shares	Value

Oil & Gas continued
Whiting Petroleum Corp. †	740	$78,499
XTO Energy, Inc.	2,055	140,788
		1,904,110

Pharmaceuticals (3.2%)
Biovail Corp. (Canada)	2,248	21,693
Endo Pharmaceuticals Holdings, Inc. †	1,560	37,736
Johnson & Johnson	5,200	334,567
King Pharmaceuticals, Inc. †	14,329	150,025
Medicis Pharmaceutical Corp. Class A	2,880	59,846
Merck & Co., Inc.	4,580	172,620
Nektar Therapeutics †	332	1,112
Par Pharmaceutical Cos., Inc. †	380	6,167
Sciele Pharma, Inc. †	1,123	21,730
Watson Pharmaceuticals, Inc. †	5,489	149,136
		954,632

Publishing (0.2%)
Wiley (John) & Sons, Inc. Class A	1,160	52,235

Railroads (0.7%)
Burlington Northern Santa Fe Corp.	1,470	146,838
GATX Corp.	1,410	62,505
		209,343

Real Estate (2.7%)
Anthracite Capital, Inc. (R)	7,188	50,604
Ashford Hospitality Trust, Inc. (R)	5,120	23,654
DiamondRock Hospitality Co. (R)	4,401	47,927
Entertainment Properties Trust (R)	334	16,513
FelCor Lodging Trust, Inc. (R)	1,736	18,228
First Industrial Realty Trust (R)	380	10,439
General Growth Properties, Inc. (R)	4,720	165,341
Gramercy Capital Corp. (R)	2,431	28,175
Hospitality Properties Trust (R)	4,767	116,601
LTC Properties, Inc. (R)	1,221	31,209
Medical Properties Trust, Inc. (R)	1,006	10,181
MFA Mortgage Investments, Inc. (R)	1,100	7,172
National Health Investors, Inc. (R)	2,578	73,499
National Retail Properties, Inc. (R)	4,279	89,431
Nationwide Health Properties, Inc. (R)	1,592	50,132
Omega Healthcare Investors, Inc. (R)	3,447	57,393
Resource Capital Corp. (R)	7	50
Saul Centers, Inc. (R)	50	2,350
Thomas Properties Group, Inc.	240	2,362
		801,261

Regional Bells (1.7%)
AT&T, Inc.	11,470	386,424
Cincinnati Bell, Inc. †	3,500	13,930
Verizon Communications, Inc.	2,450	86,730
		487,084

COMMON STOCKS (99.1%)* continued

	Shares	Value

Restaurants (1.1%)
Burger King Holdings, Inc.	4,340	$116,269
CBRL Group, Inc.	130	3,186
Denny’s Corp. †	1,774	5,038
McDonald’s Corp.	3,650	205,203
		329,696

Retail (7.7%)
Aeropostale, Inc. †	5,638	176,639
AnnTaylor Stores Corp. †	5,973	143,113
Best Buy Co., Inc.	3,980	157,608
Books-A-Million, Inc.	3,197	24,489
Brown Shoe Co., Inc.	1,220	16,531
Buckle, Inc. (The)	463	21,173
Cash America International, Inc.	338	10,478
Cato Corp. (The) Class A	5,953	84,771
Christopher & Banks Corp.	210	1,428
Costco Wholesale Corp.	1,730	121,342
CVS Caremark Corp.	7,710	305,084
Dollar Tree, Inc. †	4,292	140,305
Expedia, Inc. †	2,410	44,296
First Cash Financial Services, Inc. †	270	4,047
GameStop Corp. †	2,280	92,112
Jos. A. Bank Clothiers, Inc. †	430	11,503
Longs Drug Stores Corp.	1,360	57,270
Nash Finch Co.	750	25,703
NBTY, Inc. †	2,530	81,112
Perry Ellis International, Inc. †	825	17,507
Priceline.com, Inc. †	410	47,339
Safeway, Inc.	4,200	119,910
Staples, Inc.	6,780	161,024
Systemax, Inc. (S)	2,788	49,208
TJX Cos., Inc. (The)	360	11,329
Toro Co. (The) (S)	3,484	115,913
Wal-Mart Stores, Inc.	800	44,960
Weyco Group, Inc.	90	2,388
Wolverine World Wide, Inc.	6,798	181,303
		2,269,885

Schools (0.6%)
Career Education Corp. †	6,052	88,420
ITT Educational Services, Inc. †	1,160	95,851
		184,271

Semiconductor (0.1%)
Advanced Energy Industries, Inc. †	653	8,946
Brooks Automation, Inc. †	200	1,654
Novellus Systems, Inc. †	1,280	27,123
Photronics, Inc. †	620	4,365
		42,088

71

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.1%)* continued

	Shares	Value

Shipping (0.8%)
Accuride Corp. †	5,955	$25,309
Arkansas Best Corp.	1,017	37,263
Overseas Shipholding Group	2,029	161,346
Wabash National Corp.	290	2,192
		226,110

Software (4.4%)
Adobe Systems, Inc. †	3,680	144,955
Akamai Technologies, Inc. † (S)	3,910	136,029
BMC Software, Inc. †	2,000	72,000
Citrix Systems, Inc. †	2,860	84,113
Microsoft Corp.	15,750	433,282
MicroStrategy, Inc. †	2,382	154,235
Oracle Corp. †	13,000	273,000
		1,297,614

Staffing (0.2%)
Administaff, Inc.	650	18,129
CDI Corp.	140	3,562
Heidrick & Struggles International, Inc.	920	25,428
Korn/Ferry International †	420	6,607
Resources Connection, Inc.	450	9,158
		62,884

Technology (0.1%)
Amkor Technologies, Inc. †	3,377	35,155

Technology Services (4.1%)
Accenture, Ltd. Class A (Bermuda)	4,280	174,282
Acxiom Corp.	5,661	65,045
Asiainfo Holdings, Inc. (China) †	967	11,430
Blue Coat Systems, Inc. †	310	4,374
Cognizant Technology Solutions Corp. †	5,580	181,406
COMSYS IT Partners, Inc. †	3,040	27,725
CSG Systems International, Inc. †	630	6,943
eBay, Inc. †	3,130	85,543
Factset Research Systems, Inc.	1,040	58,614
Global Sources, Ltd. (Bermuda) †	381	5,784
Google, Inc. Class A †	649	341,646
Harris Interactive, Inc. †	1,280	2,573
Iron Mountain, Inc. †	4,010	106,466
Secure Computing Corp. †	600	2,484
Sohu.com, Inc. (China) †	420	29,585
SonicWall, Inc. †	1,706	11,004
Travelzoo, Inc. †	170	1,457
United Online, Inc.	11,156	111,895
		1,228,256

Telecommunications (1.5%)
ADTRAN, Inc.	2,320	55,309
Centennial Communications Corp. †	980	6,850
CenturyTel, Inc.	6,401	227,811
Earthlink, Inc. †	1,150	9,948

COMMON STOCKS (99.1%)* continued

	Shares	Value

Telecommunications continued
j2 Global Communications, Inc. †	5,150	$118,450
NTELOS Holdings Corp.	380	9,641
Shenandoah Telecom Co.	150	1,953
USA Mobility, Inc. †	2,345	17,705
		447,667

Textiles (0.1%)
Maidenform Brands, Inc. †	1,850	24,975

Tire & Rubber (—%)
Cooper Tire & Rubber	630	4,939

Tobacco (0.2%)
Alliance One International, Inc. †	3,328	17,006
Universal Corp.	606	27,403
		44,409

Toys (0.8%)
Hasbro, Inc.	6,057	216,356
Jakks Pacific, Inc. †	609	13,307
		229,663

Transportation Services (0.4%)
Expeditors International of Washington, Inc.	1,570	67,510
HUB Group, Inc. Class A †	684	23,345
Pacer International, Inc.	1,572	33,814
		124,669

Trucks & Parts (0.6%)
ATC Technology Corp. †	160	3,725
Autoliv, Inc. (Sweden)	3,939	183,636
		187,361

Waste Management (0.2%)
Darling International, Inc. †	1,030	17,016
Stericycle, Inc. †	940	48,598
		65,614

Total common stocks (cost $30,390,037)		$29,373,965

INVESTMENT COMPANIES (0.9%)*

	Shares	Value

iShares Russell 2000 Index Fund	991	$68,409
iShares Russell 2000 Value Index Fund	143	18,396
iShares Russell Midcap Growth Index Fund	135	14,294
MCG Capital Corp.	410	1,632
S&P 500 Index Depository Receipts
(SPDR Trust Series 1)	1,130	144,730
S&P Midcap 400 Index Depository Receipts
(MidCap SPDR Trust Series 1)	157	23,409

Total investment companies (cost $279,774)		$270,870

72

Putnam VT Capital Appreciation Fund

SHORT-TERM INVESTMENTS (1.4%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 2.00%
to 3.75% and due dates ranging
from July 1, 2008 to
August 19, 2008 (d)	$306,159	$305,812
Putnam Prime Money Market Fund (e)	112,493	112,493

Total short-term investments (cost $418,305)		$418,305

Total investments (cost $31,088,116)		$30,063,140

See page 321 for Notes to the Portfolios.

73

Putnam VT Capital Opportunities Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (98.5%)*

	Shares	Value

Advertising and Marketing Services (0.2%)
Greenfield Online, Inc. †	2,442	$36,435
Marchex, Inc. Class B	848	10,447
Valuevision Media, Inc. Class A †	1,072	3,827
		50,709

Aerospace and Defense (0.6%)
Alliant Techsystems, Inc. †	869	88,360
Orbital Sciences Corp. †	1,229	28,955
Sturm Ruger & Co., Inc. †	748	5,281
Teledyne Technologies, Inc. †	1,425	69,526
		192,122

Airlines (0.1%)
Continental Airlines, Inc. Class B †	2,052	20,746

Automotive (0.5%)
Dollar Thrifty Automotive Group †	276	2,608
Lear Corp. †	6,563	93,063
Tenneco Automotive, Inc. †	4,085	55,270
		150,941

Banking (2.3%)
Banco Latinoamericano de Exportaciones SA
Class E (Panama)	436	7,059
City Bank	1,699	14,611
City Holding Co.	1,225	49,943
Corus Bankshares, Inc.	2,174	9,044
First Financial Bankshares, Inc.	1,985	90,933
FirstFed Financial Corp. †	1,378	11,079
Great Southern Bancorp, Inc.	194	1,575
Independent Bank Corp.	5,042	120,201
NBT Bancorp, Inc.	823	16,962
Old Second Bancorp, Inc.	360	4,183
Republic Bancorp, Inc. Class A	231	5,683
S&T Bancorp, Inc.	2,564	74,510
Sierra Bancorp	288	4,752
Suffolk Bancorp	220	6,464
SVB Financial Group †	3,692	177,622
SY Bancorp, Inc.	389	8,309
TrustCo Bank Corp. NY	791	5,869
Wilmington Trust Corp.	4,142	109,514
		718,313

Basic Materials (—%)
Foamex International, Inc. †	2,300	1,035
General Moly, Inc. †	667	5,249
		6,284

Beverage (—%)
Coca-Cola Bottling Company Consolidated	112	4,142

Biotechnology (2.8%)
Albany Molecular Research, Inc. †	3,132	41,562
Applera Corp.- Applied Biosystems Group	4,143	138,708

COMMON STOCKS (98.5%)* continued

	Shares	Value

Biotechnology continued
Ariad Pharmaceuticals, Inc. †	1,761	$4,226
Cubist Pharmaceuticals, Inc. †	3,932	70,226
eResearch Technology, Inc. †	13	227
Invitrogen Corp. †	10,955	430,093
Kendle International, Inc. †	387	14,060
Martek Biosciences Corp. †	827	27,878
Quidel Corp. †	8,860	146,367
RTI Biologics, Inc. †	1,630	14,263
		887,610

Broadcasting (0.1%)
Lin TV Corp. Class A †	516	3,075
Sinclair Broadcast Group, Inc. Class A	4,671	35,500
		38,575

Building Materials (0.9%)
AAON, Inc.	378	7,280
Apogee Enterprises, Inc.	5,738	92,726
Comfort Systems USA, Inc.	823	11,061
Interface, Inc. Class A	1,266	15,863
Lennox International, Inc.	5,324	154,183
LSI Industries, Inc.	548	4,450
		285,563

Chemicals (5.3%)
Arch Chemicals, Inc.	3,875	128,456
Cambrex Corp.	4,807	28,217
Eastman Chemical Co.	3,356	231,094
Ferro Corp.	1,128	21,161
FMC Corp.	4,421	342,362
Hercules, Inc.	4,769	80,739
Innospec, Inc. (United Kingdom)	352	6,625
Koppers Holdings, Inc.	477	19,972
Lubrizol Corp. (The)	3,482	161,321
NewMarket Corp.	3,670	243,064
Olin Corp.	4,241	111,029
OM Group, Inc. †	1,553	50,923
PolyOne Corp. †	1,462	10,190
Rockwood Holdings, Inc. †	6,368	221,606
		1,656,759

Commercial and Consumer Services (3.0%)
Advance America Cash Advance Centers, Inc.	437	2,220
Bowne & Co., Inc.	10,615	135,341
Chemed Corp.	4,886	178,876
CPI Corp.	735	13,767
CRA International, Inc. †	161	5,820
Deluxe Corp.	2,983	53,157
DynCorp International, Inc. Class A †	1,683	25,497
EZCORP, Inc. Class A †	9,870	125,843
Heartland Payment Systems, Inc.	975	23,010
HMS Holdings Corp. †	746	16,017

74

Putnam VT Capital Opportunities Fund

COMMON STOCKS (98.5%)* continued

	Shares	Value

Commercial and Consumer Services continued
Landauer, Inc.	926	$52,078
Maximus, Inc.	286	9,959
Pre-Paid Legal Services, Inc. †	303	12,308
Spherion Corp. †	4,539	20,970
Tech Data Corp. †	8,176	277,085
		951,948

Communications Equipment (0.3%)
Comtech Telecommunications Corp. †	401	19,649
Plantronics, Inc.	3,186	71,112
		90,761

Computers (6.4%)
Actuate Corp. †	5,319	20,797
ANSYS, Inc. †	7,405	348,924
Brocade Communications Systems, Inc. †	64,703	533,153
Checkpoint Systems, Inc. †	645	13,468
Emulex Corp. †	36,917	430,083
Insight Enterprises, Inc. †	4,152	48,703
InterVoice, Inc. †	487	2,776
Jack Henry & Associates, Inc.	6,515	140,985
Magma Design Automation, Inc. †	5,745	34,872
Micros Systems, Inc. †	7,452	227,211
Progress Software Corp. †	3,797	97,089
Sigma Designs, Inc. †	691	9,598
SPSS, Inc. †	2,222	80,814
		1,988,473

Conglomerates (0.6%)
AMETEK, Inc.	3,876	183,025

Construction (1.3%)
Chicago Bridge & Iron Co., NV (Netherlands)	5,073	202,007
Perini Corp. †	6,557	216,709
		418,716

Consumer (1.0%)
CSS Industries, Inc.	2,000	48,440
Helen of Troy, Ltd. (Bermuda) †	6,339	102,185
Hooker Furniture Corp.	5,266	91,207
Movado Group, Inc.	417	8,257
Scotts Miracle-Gro Co. (The) Class A	4,234	74,391
		324,480

Consumer Finance (0.4%)
AmeriCredit Corp. †	3,719	32,058
Asta Funding, Inc.	2,384	21,599
Portfolio Recovery Associates, Inc. †	509	19,088
World Acceptance Corp. †	1,238	41,683
		114,428

Consumer Goods (0.8%)
Blyth Industries, Inc.	8,422	101,317
Church & Dwight Co., Inc.	2,577	145,214
		246,531

COMMON STOCKS (98.5%)* continued

	Shares	Value

Consumer Services (1.1%)
Overstock.com, Inc. †	645	$16,738
Sapient Corp. †	1,713	10,997
TrueBlue, Inc. †	24,745	326,881
		354,616

Distribution (0.1%)
Green Mountain Coffee Roasters, Inc. †	699	26,261

Electric Utilities (0.8%)
UniSource Energy Corp.	8,432	261,476

Electrical Equipment (0.7%)
Hubbell, Inc. Class B	3,411	135,997
LoJack Corp. †	4,033	32,103
Rofin-Sinar Technologies, Inc. †	1,638	49,468
		217,568

Electronics (2.2%)
Analogic Corp.	342	21,570
Ansoft Corp. †	1,397	50,851
Cubic Corp.	1,876	41,797
Methode Electronics, Inc. Class A	3,357	35,081
Nam Tai Electronics, Inc. (Hong Kong)	6,538	85,517
Sanmina Corp. †	14,937	19,119
Semtech Corp. †	5,505	77,455
Synopsys, Inc. †	8,741	208,997
Technitrol, Inc.	3,087	52,448
TriQuint Semiconductor, Inc. †	13,529	81,986
Zoran Corp. †	1,760	20,592
		695,413

Energy (Oil Field) (3.6%)
Grey Wolf, Inc. †	15,681	141,599
Matrix Service Co. †	822	18,955
NATCO Group, Inc. †	1,753	95,591
Parker Drilling Co. †	2,340	23,423
SEACOR Holdings, Inc. †	1,567	140,262
Tidewater, Inc.	5,661	368,135
Trico Marine Services, Inc. †	9,556	348,030
Willbros Group, Inc. (Panama) †	64	2,804
		1,138,799

Environmental (0.2%)
Clean Harbors, Inc. †	701	49,813

Financial (0.1%)
Financial Federal Corp.	673	14,779

Food (—%)
Arden Group, Inc.	22	2,788

Forest Products and Packaging (1.4%)
Buckeye Technologies, Inc. †	3,179	26,894
Glatfelter	699	9,443
Packaging Corp. of America	7,212	155,130
Rock-Tenn Co. Class A	8,705	261,063
		452,530

75

Putnam VT Capital Opportunities Fund

COMMON STOCKS (98.5%)* continued

	Shares	Value

Health Care Services (3.1%)
Air Methods Corp. †	220	$5,500
Alnylam Pharmaceuticals, Inc. †	1,795	47,980
Amedisys, Inc. †	1,022	51,529
AMERIGROUP Corp. †	5,262	109,450
AMN Healthcare Services, Inc. †	646	10,930
Healthspring, Inc. †	1,965	33,169
IMS Health, Inc.	110	2,563
Lincare Holdings, Inc. †	14,348	407,483
Medcath Corp. †	2,104	37,830
Molina Healthcare, Inc. †	1,902	46,295
RehabCare Group, Inc. †	320	5,130
Warner Chilcott, Ltd. Class A (Bermuda) †	11,937	202,332
		960,191

Homebuilding (0.5%)
NVR, Inc. †	325	162,526

Household Furniture and Appliances (0.5%)
American Woodmark Corp.	4,285	90,542
Conn’s, Inc. †	602	9,674
La-Z-Boy, Inc.	889	6,801
Select Comfort Corp. †	21,934	35,972
		142,989

Insurance (9.0%)
American Financial Group, Inc.	1,305	34,909
American Physicians Capital, Inc.	2,141	103,710
Amerisafe, Inc. †	3,120	49,733
Amtrust Financial Services, Inc.	643	8,102
Aspen Insurance Holdings, Ltd. (Bermuda)	7,531	178,259
CNA Surety Corp. †	3,501	44,253
Delphi Financial Group Class A	4,513	104,431
EMC Insurance Group, Inc.	1,476	35,542
Endurance Specialty Holdings, Ltd. (Bermuda)	2,327	71,648
FBL Financial Group, Inc. Class A	206	4,095
First Mercury Financial Corp. †	1,343	23,691
Flagstone Reinsurance Holdings, Ltd. (Bermuda)	3,786	44,637
FPIC Insurance Group, Inc. †	285	12,916
Hanover Insurance Group, Inc. (The)	1,427	60,648
Harleysville Group, Inc.	817	27,639
HCC Insurance Holdings, Inc.	17,094	361,367
Horace Mann Educators Corp.	1,640	22,993
IPC Holdings, Ltd. (Bermuda)	2,661	70,650
National Interstate Corp.	1,209	22,221
Odyssey Re Holdings Corp.	2,174	77,177
RenaissanceRe Holdings, Ltd. (Bermuda)	4,911	219,374
Safety Insurance Group, Inc.	3,358	119,713
SeaBright Insurance Holdings, Inc. †	3,789	54,865
Selective Insurance Group	7,035	131,977
Stancorp Financial Group	3,974	186,619
Universal American Financial Corp. †	13,852	141,567

COMMON STOCKS (98.5%)* continued

	Shares	Value

Insurance continued
W.R. Berkley Corp.	15,496	$374,383
Zenith National Insurance Corp.	7,020	246,823
		2,833,942

Investment Banking/Brokerage (1.1%)
Affiliated Managers Group †	1,028	92,582
Eaton Vance Corp.	1,554	61,787
GLG Partners, Inc.	8,419	65,668
Interactive Brokers Group, Inc. Class A †	870	27,953
Waddell & Reed Financial, Inc. Class A	2,689	94,142
		342,132

Leisure (—%)
Monaco Coach Corp.	663	2,016

Machinery (2.5%)
AGCO Corp. †	1,730	90,669
Applied Industrial Technologies, Inc.	6,618	159,957
Gardner Denver, Inc. †	1,567	89,006
Manitowoc Co., Inc. (The)	10,326	335,905
NACCO Industries, Inc. Class A	511	37,993
Regal-Beloit Corp.	1,745	73,726
		787,256

Manufacturing (0.9%)
EnPro Industries, Inc. †	3,250	121,355
Robbins & Myers, Inc.	1,425	71,065
Roper Industries, Inc.	1,476	97,239
		289,659

Medical Technology (1.3%)
Align Technology, Inc. †	2,154	22,595
Alliance Imaging, Inc. †	950	8,237
ArthroCare Corp. †	212	8,652
Conmed Corp. †	875	23,231
Datascope Corp.	441	20,727
Edwards Lifesciences Corp. †	3,168	196,543
Invacare Corp.	861	17,599
Mentor Corp.	4,042	112,448
		410,032

Metals (2.1%)
A.M. Castle & Co.	535	15,306
AK Steel Holding Corp.	633	43,677
North American Galvanizing & Coatings, Inc. †	21,839	191,965
Northwest Pipe Co. †	162	9,040
Olympic Steel, Inc.	295	22,396
Reliance Steel & Aluminum Co.	2,409	185,710
Worthington Industries , Inc.	8,539	175,050
		643,144

Natural Gas Utilities (0.6%)
WGL Holdings, Inc.	5,435	188,812

76

Putnam VT Capital Opportunities Fund

COMMON STOCKS (98.5%)* continued

	Shares	Value

Office Equipment & Supplies (0.6%)
Ennis Inc.	8,256	$129,206
Steelcase, Inc.	5,263	52,788
		181,994

Oil & Gas (2.7%)
Berry Petroleum Co. Class A	661	38,920
Bois d’Arc Energy, Inc. †	3,560	86,544
Calumet Specialty Products Partners, LP	913	13,111
Carrizo Oil & Gas, Inc. †	1,173	79,870
Forest Oil Corp. †	1,115	83,068
Mariner Energy, Inc. †	1,653	61,111
MarkWest Energy Partners, LP	366	13,066
PetroHawk Energy Corp. †	2,736	126,704
Petroleum Development Corp. †	1,174	78,059
Petroquest Energy, Inc. †	1,432	38,521
Stone Energy Corp. †	1,357	89,440
Tesoro Corp.	3,250	64,253
Whiting Petroleum Corp. †	743	78,817
		851,484

Pharmaceuticals (3.7%)
Biovail Corp. (Canada)	5,383	51,946
Endo Pharmaceuticals Holdings, Inc. †	4,249	102,783
King Pharmaceuticals, Inc. †	37,938	397,211
Medicis Pharmaceutical Corp. Class A	7,627	158,489
Nektar Therapeutics †	833	2,791
Par Pharmaceutical Cos., Inc. †	969	15,727
Sciele Pharma, Inc. †	2,817	54,509
Watson Pharmaceuticals, Inc. †	14,362	390,216
		1,173,672

Railroads (0.5%)
GATX Corp.	3,715	164,686

Real Estate (5.4%)
Anthracite Capital, Inc. (R)	18,878	132,901
Ashford Hospitality Trust, Inc. (R)	13,679	63,197
DiamondRock Hospitality Co. (R)	11,644	126,803
Entertainment Properties Trust (R)	894	44,199
FelCor Lodging Trust, Inc. (R)	4,580	48,090
First Industrial Realty Trust (R)	953	26,179
Gramercy Capital Corp. (R)	6,112	70,838
Hospitality Properties Trust (R)	12,591	307,976
LTC Properties, Inc. (R)	2,916	74,533
Medical Properties Trust, Inc. (R)	2,567	25,978
MFA Mortgage Investments, Inc. (R)	2,853	18,602
National Health Investors, Inc. (R)	6,821	194,467
National Retail Properties, Inc. (R)	11,582	242,064
Nationwide Health Properties, Inc. (R)	4,377	137,832
Omega Healthcare Investors, Inc. (R)	9,263	154,229
Resource Capital Corp. (R)	16	115

COMMON STOCKS (98.5%)* continued

	Shares	Value

Real Estate continued
Saul Centers, Inc. (R)	131	$6,156
Thomas Properties Group, Inc.	609	5,993
		1,680,152

Regional Bells (0.1%)
Cincinnati Bell, Inc. †	8,286	32,978

Restaurants (0.1%)
CBRL Group, Inc.	323	7,917
Denny’s Corp. †	4,624	13,132
		21,049

Retail (9.7%)
Aeropostale, Inc. †	14,568	456,415
AnnTaylor Stores Corp. †	15,748	377,322
Books-A-Million, Inc.	8,218	62,950
Brown Shoe Co., Inc.	2,797	37,899
Buckle, Inc. (The)	1,158	52,955
Cash America International, Inc.	890	27,590
Cato Corp. (The) Class A	15,757	224,380
Christopher & Banks Corp.	527	3,584
Dollar Tree, Inc. †	11,090	362,532
First Cash Financial Services, Inc. †	673	10,088
Jos. A. Bank Clothiers, Inc. †	1,085	29,024
Longs Drug Stores Corp.	3,597	151,470
Nash Finch Co.	2,073	71,042
NBTY, Inc. †	6,807	218,232
Perry Ellis International, Inc. †	2,136	45,326
Systemax, Inc.	7,814	137,917
Toro Co. (The)	9,158	304,687
Weyco Group, Inc.	224	5,943
Wolverine World Wide, Inc.	17,743	473,206
		3,052,562

Schools (0.8%)
Career Education Corp. †	16,077	234,885

Semiconductor (0.4%)
Advanced Energy Industries, Inc. †	1,654	22,660
Brooks Automation, Inc. †	530	4,383
Novellus Systems, Inc. †	3,580	75,860
Photronics, Inc. †	1,593	11,215
		114,118

Shipping (1.9%)
Accuride Corp. †	15,316	65,093
Arkansas Best Corp.	2,563	93,908
Overseas Shipholding Group	5,221	415,174
Wabash National Corp.	733	5,541
		579,716

77

Putnam VT Capital Opportunities Fund

COMMON STOCKS (98.5%)* continued

	Shares	Value

Software (2.3%)
BMC Software, Inc. †	5,317	$191,412
Citrix Systems, Inc. †	4,136	121,640
MicroStrategy, Inc. †	6,242	404,170
		717,222

Staffing (0.4%)
Administaff, Inc.	1,703	47,497
CDI Corp.	346	8,802
Heidrick & Struggles International, Inc.	2,320	64,125
Korn/Ferry International †	468	7,362
Resources Connection, Inc.	320	6,512
		134,298

Technology (0.3%)
Amkor Technologies, Inc. †	8,254	85,924

Technology Services (2.8%)
Acxiom Corp.	14,875	170,914
Asiainfo Holdings, Inc. (China) †	2,447	28,924
Blue Coat Systems, Inc. †	784	11,062
COMSYS IT Partners, Inc. †	7,097	64,725
CSG Systems International, Inc. †	1,584	17,456
Factset Research Systems, Inc.	2,791	157,301
Global Sources, Ltd. (Bermuda) †	953	14,467
Harris Interactive, Inc. †	2,640	5,306
Secure Computing Corp. †	1,505	6,231
Sohu.com, Inc. (China) †	1,052	74,103
SonicWall, Inc. †	4,302	27,748
Travelzoo, Inc. †	425	3,642
United Online, Inc.	29,535	296,236
		878,115

Telecommunications (3.8%)
ADTRAN, Inc.	6,327	150,836
Centennial Communications Corp. †	2,109	14,742
CenturyTel, Inc.	16,819	598,588
Earthlink, Inc. †	2,898	25,068
j2 Global Communications, Inc. †	13,915	320,045
NTELOS Holdings Corp.	949	24,076
Shenandoah Telecom Co.	368	4,791
USA Mobility, Inc. †	5,890	44,470
		1,182,616

Textiles (0.2%)
Maidenform Brands, Inc. †	4,924	66,474

Tire & Rubber (—%)
Cooper Tire & Rubber	1,578	12,372

Tobacco (0.4%)
Alliance One International, Inc. †	8,786	44,896
Universal Corp.	1,619	73,211
		118,107

COMMON STOCKS (98.5%)* continued

	Shares	Value

Toys (1.9%)
Hasbro, Inc.	15,858	$566,440
Jakks Pacific, Inc. †	1,608	35,135
		601,575

Transportation Services (0.5%)
HUB Group, Inc. Class A †	1,721	58,738
Pacer International, Inc.	4,345	93,461
		152,199

Trucks & Parts (1.5%)
ATC Technology Corp. †	397	9,242
Autoliv, Inc. (Sweden)	10,166	473,939
		483,181

Waste Management (0.1%)
Darling International, Inc. †	2,599	42,935

Total common stocks (cost $33,813,625)		$30,869,182

INVESTMENT COMPANIES (1.1%)*

	Shares	Value

iShares Russell 2000 Index Fund	2,813	$194,181
iShares Russell 2000 Value Index Fund	437	56,216
iShares Russell Midcap Growth Index Fund	333	35,258
MCG Capital Corp.	1,022	4,068
S&P Midcap 400 Index Depository Receipts
(MidCap SPDR Trust Series 1)	457	68,139

Total investment companies (cost $361,548)		$357,862

SHORT-TERM INVESTMENTS (0.5%)* (cost $141,533)

	Shares	Value

Putnam Prime Money Market Fund (e)	141,533	$141,533

Total investments (cost $34,316,706)		$31,368,577

See page 321 for Notes to the Portfolios.

78

Putnam VT Discovery Growth Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (96.0%)*

	Shares	Value

Advertising and Marketing Services (0.2%)
Omnicom Group, Inc.	1,200	$53,856

Aerospace and Defense (1.9%)
Alliant Techsystems, Inc. †	850	86,428
Boeing Co. (The)	1,800	118,296
L-3 Communications Holdings, Inc.	600	54,522
Lockheed Martin Corp.	1,850	182,521
United Technologies Corp.	1,600	98,720
		540,487

Automotive (1.5%)
AutoZone, Inc. †	1,850	223,869
BorgWarner, Inc.	1,550	68,789
Copart, Inc. †	2,250	96,345
Exide Technologies †	3,700	62,012
		451,015

Banking (0.7%)
Barclays PLC ADR (United Kingdom)	1,150	26,623
Northern Trust Corp.	600	41,142
Toronto-Dominion Bank (The) (Canada)	750	46,703
U.S. Bancorp	3,600	100,404
		214,872

Beverage (0.6%)
Coca-Cola Co. (The)	1,250	64,975
Pepsi Bottling Group, Inc. (The)	1,550	43,276
PepsiCo, Inc.	950	60,411
		168,662

Biotechnology (1.5%)
Amgen, Inc. †	1,000	47,160
Biogen Idec, Inc. †	1,100	61,479
Genzyme Corp. †	900	64,818
Martek Biosciences Corp. †	4,600	155,066
Medicines Co. †	5,900	116,938
		445,461

Broadcasting (0.3%)
CTC Media, Inc. (Russia) †	3,450	85,077

Cable Television (0.2%)
DirecTV Group, Inc. (The) †	2,500	64,775

Chemicals (2.7%)
Celanese Corp. Ser. A	450	20,547
Fertilizantes Fosfatados SA (Preference) (Brazil)	2,200	167,863
FMC Corp.	2,000	154,880
Monsanto Co.	1,100	139,084
Potash Corp. of Saskatchewan (Canada)	350	80,000
Sigma-Adrich Corp.	2,750	148,115
Terra Industries, Inc.	1,400	69,090
		779,579

COMMON STOCKS (96.0%)* continued

	Shares	Value

Coal (2.7%)
Arch Coal, Inc.	2,850	$213,836
CONSOL Energy, Inc.	2,500	280,925
Foundation Coal Holdings, Inc.	1,150	101,867
Massey Energy Co.	1,960	183,750
		780,378

Commercial and Consumer Services (1.7%)
Brink’s Co. (The)	2,250	147,195
Dun & Bradstreet Corp. (The)	350	30,674
Equifax, Inc.	1,242	41,756
H&R Block, Inc.	7,650	163,710
Watson Wyatt Worldwide, Inc. Class A	1,900	100,491
		483,826

Communications Equipment (1.7%)
Cisco Systems, Inc. †	6,156	143,189
Corning, Inc.	1,050	24,203
F5 Networks, Inc. †	6,100	173,362
Harris Corp.	2,956	149,248
		490,002

Computers (4.4%)
ANSYS, Inc. †	3,749	176,653
Apple Computer, Inc. †	1,050	175,812
EMC Corp. †	5,000	73,450
Hewlett-Packard Co.	3,500	154,735
IBM Corp.	1,850	219,281
National Instruments Corp.	3,150	89,366
NCR Corp. †	6,000	151,200
NetApp, Inc. †	900	19,494
Nuance Communications, Inc. † (S)	3,200	50,144
Solera Holdings, Inc. †	5,850	161,811
		1,271,946

Conglomerates (3.1%)
AMETEK, Inc.	3,250	153,465
General Electric Co.	4,950	132,116
Harsco Corp.	1,850	100,659
Honeywell International, Inc.	800	40,224
SPX Corp.	1,200	158,076
Tyco International, Ltd. (Bermuda)	650	26,026
Walter Industries, Inc.	2,725	296,398
		906,964

Consumer Finance (0.3%)
Capital One Financial Corp.	2,050	77,921

Consumer Goods (0.9%)
Clorox Co.	500	26,100
Colgate-Palmolive Co.	400	27,640
Procter & Gamble Co. (The)	3,200	194,592
Unilever NV (NY Shares) (Netherlands)	900	25,560
		273,892

79

Putnam VT Discovery Growth Fund

COMMON STOCKS (96.0%)* continued

	Shares	Value

Consumer Services (—%)
Netflix, Inc. †	250	$6,518

Containers (0.1%)
Owens-Illinois, Inc. †	350	14,592

Distribution (0.2%)
LKQ Corp. †	3,600	65,052

Electric Utilities (0.7%)
Edison International	250	12,845
FirstEnergy Corp.	250	20,583
PNM Resources, Inc.	12,700	151,892
Public Service Enterprise Group, Inc.	500	22,965
		208,285

Electrical Equipment (0.6%)
Emerson Electric Co.	500	24,725
Molex, Inc.	6,050	147,681
		172,406

Electronics (4.1%)
Altera Corp.	10,150	210,105
Amphenol Corp. Class A	3,300	148,104
Analog Devices, Inc.	6,050	192,209
Badger Meter, Inc.	342	17,281
Intel Corp.	6,100	131,028
Itron, Inc. †	600	59,010
Marvell Technology Group, Ltd. (Bermuda) †	9,050	159,823
MEMC Electronic Materials, Inc. †	550	33,847
National Semiconductor Corp.	1,850	37,999
Texas Instruments, Inc.	2,800	78,848
Xilinx, Inc.	5,500	138,875
		1,207,129

Energy (Oil Field) (7.5%)
BJ Services Co.	4,450	142,133
Cameron International Corp. †	6,000	332,100
Core Laboratories NV (Netherlands) †	1,150	163,703
Dresser-Rand Group, Inc. †	250	9,775
Dril-Quip, Inc. †	2,900	182,700
FMC Technologies, Inc. †	4,500	346,185
Halliburton Co.	2,200	116,754
Hercules Offshore, Inc. †	6,992	265,836
National-Oilwell Varco, Inc. †	997	88,454
Noble Corp.	300	19,488
Oceaneering International, Inc. †	3,150	242,708
Schlumberger, Ltd.	450	48,344
Smith International, Inc.	2,250	187,065
Transocean, Inc. †	300	45,717
		2,190,962

COMMON STOCKS (96.0%)* continued

	Shares	Value

Energy (Other) (1.0%)
Covanta Holding Corp. †	4,600	$122,774
First Solar, Inc. †	600	163,692
		286,466

Engineering & Construction (2.2%)
Fluor Corp.	1,150	213,992
Jacobs Engineering Group, Inc. †	1,850	149,295
McDermott International, Inc. †	4,350	269,222
		632,509

Environmental (1.2%)
Foster Wheeler, Ltd. †	4,800	351,120

Financial (0.3%)
Assurant, Inc.	900	59,364
Nasdaq OMX Group, Inc. (The) †	850	22,568
		81,932

Food (1.1%)
Bunge, Ltd.	250	26,923
Cal-Maine Foods, Inc. (S)	3,950	130,311
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar ADR (Brazil) (S)	3,150	133,749
Sara Lee Corp.	1,450	17,763
		308,746

Forest Products and Packaging (0.6%)
Plum Creek Timber Company, Inc. (R)	3,850	164,434

Gaming & Lottery (—%)
International Game Technology	300	7,494

Health Care Services (4.0%)
Aetna, Inc.	800	32,424
Amedisys, Inc. †	3,500	176,470
BioMarin Pharmaceuticals, Inc. †	3,150	91,287
Charles River Laboratories International, Inc. †	2,900	185,368
Community Health Systems, Inc. †	2,850	93,993
Express Scripts, Inc. †	2,500	156,800
Humana, Inc. †	650	25,851
IMS Health, Inc.	2,900	67,570
Medco Health Solutions, Inc. †	700	33,040
Pediatrix Medical Group, Inc. †	1,450	71,384
Pharmaceutical Product Development, Inc.	3,500	150,150
Warner Chilcott, Ltd. Class A (Bermuda) †	3,000	50,850
WellPoint, Inc. †	800	38,128
		1,173,315

Insurance (0.3%)
AFLAC, Inc.	550	34,540
American International Group, Inc.	2,200	58,212
		92,752

80

Putnam VT Discovery Growth Fund

COMMON STOCKS (96.0%)* continued

	Shares	Value

Investment Banking/Brokerage (0.9%)
Blackstone Group LP (The)	2,665	$48,530
Federated Investors, Inc.	750	25,815
Goldman Sachs Group, Inc. (The)	521	91,123
Janus Capital Group, Inc.	750	19,853
Raymond James Financial, Inc.	750	19,793
State Street Corp.	850	54,392
T. Rowe Price Group, Inc.	150	8,471
		267,977

Machinery (2.8%)
AGCO Corp. †	2,900	151,989
Bucyrus International, Inc. Class A	1,450	105,879
Caterpillar, Inc.	1,800	132,876
Cummins, Inc.	250	16,380
Deere (John) & Co.	200	14,426
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	450	16,844
Joy Global, Inc.	3,250	246,448
Parker-Hannifin Corp.	400	28,528
Terex Corp. †	1,700	87,329
		800,699

Manufacturing (2.3%)
Actuant Corp. Class A	3,858	120,948
Acuity Brands, Inc.	3,000	144,240
Flowserve Corp.	1,050	143,535
Matthews International Corp.	3,800	171,988
Mettler-Toledo International, Inc. †	950	90,117
		670,828

Media (0.3%)
Time Warner, Inc.	1,700	25,160
Walt Disney Co. (The)	1,750	54,600
		79,760

Medical Technology (5.6%)
Baxter International, Inc.	300	19,182
Becton, Dickinson and Co.	1,050	85,365
Bruker BioSciences Corp. †	10,250	131,713
C.R. Bard, Inc.	4,100	360,595
Datascope Corp.	2,200	103,400
Haemonetics Corp. †	2,150	119,239
Hospira, Inc. †	1,450	58,160
Intuitive Surgical, Inc. †	100	26,940
Luminex Corp. †	4,398	90,379
Medtronic, Inc.	1,700	87,975
PerkinElmer, Inc.	3,400	94,690
St. Jude Medical, Inc. †	1,500	61,320
Varian Medical Systems, Inc. †	3,100	160,735
West Pharmaceutical Services, Inc. (S)	5,000	216,400
Zimmer Holdings, Inc. †	250	17,013
		1,633,106

COMMON STOCKS (96.0%)* continued

	Shares	Value

Metal Fabricators (0.3%)
Mueller Industries, Inc.	2,550	$82,110

Metals (5.3%)
Agnico-Eagle Mines, Ltd. (Canada)	1,650	122,711
AK Steel Holding Corp.	2,750	189,750
Cleveland-Cliffs, Inc.	1,400	166,866
Freeport-McMoRan Copper & Gold, Inc. Class B	400	46,876
Nucor Corp.	250	18,668
PAN American Silver Corp. (Canada) †	2,550	88,179
Reliance Steel & Aluminum Co.	1,450	111,781
Schnitzer Steel Industries, Inc. Class A	850	97,410
Southern Copper Corp.	2,050	218,592
Steel Dynamics, Inc.	8,050	314,514
United States Steel Corp.	150	27,717
Yamana Gold, Inc. (Canada)	7,750	128,185
		1,531,249

Natural Gas Utilities (2.0%)
Equitable Resources, Inc.	4,600	317,676
Questar Corp.	3,550	252,192
		569,868

Oil & Gas (7.7%)
Chevron Corp.	900	89,217
ConocoPhillips	1,400	132,146
Denbury Resources, Inc. †	6,800	248,200
Devon Energy Corp.	850	102,136
Exxon Mobil Corp.	4,600	405,398
Helmerich & Payne, Inc.	1,950	140,439
Hess Corp.	1,000	126,190
Marathon Oil Corp.	550	28,529
Nabors Industries, Ltd. (Bermuda) †	1,600	78,768
Occidental Petroleum Corp.	2,050	184,213
Patterson-UTI Energy, Inc.	3,334	120,157
Range Resources Corp.	800	52,432
Rex Energy Corp. †	5,400	142,560
Southwestern Energy Co. †	5,050	240,431
Sunoco, Inc.	1,200	48,828
Tesoro Corp.	800	15,816
Valero Energy Corp.	1,850	76,183
		2,231,643

Pharmaceuticals (3.0%)
Cephalon, Inc. †	1,350	90,032
Eli Lilly & Co.	750	34,620
Forest Laboratories, Inc. †	450	15,633
Johnson & Johnson	2,750	176,935
Merck & Co., Inc.	2,100	79,149
Owens & Minor, Inc. (S)	3,450	157,631
Perrigo Co.	3,650	115,961
Schering-Plough Corp.	2,200	43,318

81

Putnam VT Discovery Growth Fund

COMMON STOCKS (96.0%)* continued

	Shares	Value

Pharmaceuticals continued
Watson Pharmaceuticals, Inc. †	4,100	$111,397
Wyeth	950	45,562
		870,238

Power Producers (0.2%)
AES Corp. (The) †	2,650	50,907
NRG Energy, Inc. †	500	21,450
		72,357

Publishing (0.5%)
Marvel Entertainment, Inc. †	3,900	125,346
McGraw-Hill Cos., Inc. (The)	350	14,042
		139,388

Railroads (0.1%)
Norfolk Southern Corp.	300	18,801

Real Estate (2.5%)
CB Richard Ellis Group, Inc. Class A †	4,649	89,261
Cyrela Brazil Realty SA (Brazil)	10,300	142,857
Gafisa SA ADR (Brazil)	5,750	197,628
Jones Lang LaSalle, Inc.	300	18,057
Nationwide Health Properties, Inc. (R)	3,500	110,215
Ventas, Inc. (R)	3,900	166,023
		724,041

Restaurants (0.8%)
Burger King Holdings, Inc. (S)	5,150	137,969
McDonald’s Corp.	300	16,866
Starbucks Corp. †	500	7,870
Yum! Brands, Inc.	1,900	66,671
		229,376

Retail (4.6%)
Abercrombie & Fitch Co. Class A	250	15,670
Aeropostale, Inc. †	2,300	72,059
Amazon.com, Inc. †	50	3,667
Best Buy Co., Inc.	250	9,900
Big Lots, Inc. †	600	18,744
BJ’s Wholesale Club, Inc. †	250	9,675
Buckle, Inc. (The)	1,350	61,736
Cash America International, Inc.	1,900	58,900
Costco Wholesale Corp.	300	21,042
CVS Caremark Corp.	2,200	87,054
Dollar Tree, Inc. †	450	14,711
GameStop Corp. †	400	16,160
GOME Electrical Appliances Holdings, Ltd.
(Hong Kong)	76,000	36,066
Kroger Co.	1,500	43,305
Lowe’s Cos., Inc.	2,250	46,688
Priceline.com, Inc. †	1,600	184,736
Rent-A-Center, Inc. †	5,000	102,850
Safeway, Inc.	1,200	34,260

COMMON STOCKS (96.0%)* continued

	Shares	Value

Retail continued
TJX Cos., Inc. (The)	5,950	$187,247
Urban Outfitters, Inc. †	2,600	81,094
Wet Seal, Inc. (The) Class A †	29,557	140,987
Wolverine World Wide, Inc.	4,050	108,014
		1,354,565

Schools (0.7%)
DeVry, Inc.	3,600	193,032

Shipping (0.8%)
Kirby Corp. †	4,450	213,600
Ryder System, Inc.	150	10,332
		223,932

Software (3.1%)
Activision, Inc. †	5,300	180,571
Adobe Systems, Inc. †	2,150	84,689
Autodesk, Inc. †	700	23,667
Informatica Corp. †	4,400	66,176
McAfee, Inc. †	3,150	107,195
Microsoft Corp.	8,450	232,460
Red Hat, Inc. †	8,100	167,589
Symantec Corp. †	2,200	42,570
		904,917

Staffing (0.5%)
Hewitt Associates, Inc. Class A †	3,900	149,487

Technology (0.5%)
Affiliated Computer Services, Inc. Class A †	2,800	149,772

Technology Services (1.5%)
Accenture, Ltd. Class A (Bermuda)	650	26,468
Asiainfo Holdings, Inc. (China) †	6,200	73,284
eBay, Inc. †	3,150	86,090
Google, Inc. Class A †	192	101,073
Salesforce.com, Inc. †	1,800	122,814
Yahoo!, Inc. †	600	12,396
		422,125

Textiles (0.3%)
Coach, Inc. †	1,650	47,652
NIKE, Inc. Class B	500	29,805
		77,457

Tire & Rubber (—%)
Goodyear Tire & Rubber Co. (The) †	650	11,590

Tobacco (0.3%)
Altria Group, Inc.	1,950	40,092
Philip Morris International, Inc.	1,200	59,268
		99,360

82

Putnam VT Discovery Growth Fund

COMMON STOCKS (96.0%)* continued

	Shares	Value

Toys (0.7%)
Hasbro, Inc.	3,000	$107,160
Leapfrog Enterprises, Inc. †	12,350	102,752
		209,912

Transportation Services (0.3%)
Landstar Systems, Inc.	1,700	93,874

Waste Management (0.1%)
Republic Services, Inc.	950	28,182

Total common stocks (cost $24,967,452)		$27,892,071

INVESTMENT COMPANIES (0.3%)*

	Shares	Value

iShares FTSE/Xinhua China 25 Index Fund	50	$6,575
S&P 500 Index Depository Receipts (SPDR
Trust Series 1)	650	83,252

Total investment companies (cost $97,068)		$89,827

WARRANTS (0.3%)* † (cost $93,773)

	Expiration	Strike
	date	price	Warrants	Value

Gome Electrical
Appliances Holdings
144A (Hong Kong)	2/19/09	$—	168,000	$76,709

CONVERTIBLE PREFERRED STOCKS (—%)*

	Shares	Value

MarketSoft Software Corp. escrow (acquired
2/9/06, cost $—) (Private) ‡ † (F)	25,369	$3
Totality Corp. Ser. D, $0.346 cum. cv. pfd.
(acquired 7/27/00, cost $42,356) (Private) ‡ † (F)	16,600	2

Total convertible preferred stocks (cost $42,356)		$5

SHORT-TERM INVESTMENTS (2.9%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	490,907	$490,907
Short-term investments held as
collateral for loaned securities with
yields ranging from 2.00% to 3.75%
and due dates ranging from July 1,
2008 to August 19, 2008 (d)	$359,758	359,350

Total short-term investments (cost $850,257)		$850,257

Total investments (cost $26,050,906)		$28,908,869

See page 321 for Notes to the Portfolios.

83

Putnam VT Diversified Income Fund

The fund’s portfolio
6/30/08 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (85.4%)*

Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (0.7%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from August 20,
2037 to October 20, 2037	$2,799,897	$2,895,050

U.S. Government Agency Mortgage Obligations (84.7%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from May 1, 2021
to September 1, 2021	526,350	539,759
Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from October 1, 2033
to November 1, 2037	5,535,747	5,703,384
6 1/2s, TBA, July 1, 2038	1,000,000	1,028,594
6 1/2s, TBA, August 1, 2034	1,000,000	1,025,391
6s, with due dates from May 1, 2035
to September 1, 2037	5,474,805	5,540,440
6s, May 1, 2021	1,316,680	1,350,831
6s, TBA, July 1, 2038	4,000,000	4,034,688
5 1/2s, December 1, 2037	1,881,448	1,856,754
5 1/2s, with due dates from February 1,
2020 to March 1, 2021	1,036,641	1,049,907
5 1/2s, TBA, August 1, 2038	7,000,000	6,880,508
5 1/2s, TBA, July 1, 2038	174,000,000	171,444,375
5s, with due dates from December 1,
2019 to June 1, 2021	430,994	429,876
5s, TBA, August 1, 2038	53,000,000	50,672,971
5s, TBA, July 1, 2038	116,000,000	111,151,560
4 1/2s, with due dates from August 1,
2033 to May 1, 2034	2,389,130	2,220,168
		364,929,206

Total U.S. government and agency
mortgage obligations (cost $368,073,955)		$367,824,256

U.S. TREASURY OBLIGATIONS (10.2%)*

Principal amount		Value

U.S. Treasury Bonds 6 1/4s, May 15, 2030	$6,389,000	$7,870,449
U.S. Treasury Notes 4 1/4s,
August 15, 2013	16,078,000	16,776,388
U.S. Treasury Strip zero %,
November 15, 2024	40,835,000	19,131,279

Total U.S. treasury obligations (cost $39,790,192)		$43,778,116

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)*

Principal amount		Value

Asset Backed Funding Certificates 144A FRB
Ser. 06-OPT3, Class B, 4.983s, 2036	$43,000	$2,458
Banc of America Alternative Loan Trust
Ser. 06-7, Class A2, 5.707s, 2036	3,781,000	3,567,337

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

Principal amount			Value

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.838s, 2049		$148,000	$144,324
Ser. 07-2, Class A2, 5.634s, 2049 (F)		439,000	430,277
Ser. 05-6, Class A2, 5.165s, 2047		980,000	967,389
Ser. 07-5, Class XW, Interest only (IO),
0.607s, 2051		44,470,532	1,098,147
Banc of America Commercial Mortgage,
Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		125,000	121,273
Ser. 01-1, Class K, 6 1/8s, 2036		282,000	222,705
Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.991s, 2036		2,790,280	2,218,273
Banc of America Large Loan 144A FRB
Ser. 05-MIB1, Class K, 4.471s, 2022		476,000	390,320
Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 1.55s, 2037		1,206,225	152,105
Ser. 07-1, Class S, IO, 1.211s, 2037		3,073,653	300,603
Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036		2,095,782	1,620,301
FRB Ser. 05-7, Class 23A1, 5.694s, 2035		1,881,227	1,444,406
Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.448s, 2032		189,000	176,579
Ser. 07-PW17, Class A3, 5.736s, 2050		1,832,000	1,756,375
Bear Stearns Commercial Mortgage
Securities, Inc. 144A Ser. 07-PW18,
Class X1, IO, 0.063s, 2050		52,695,011	439,123
Broadgate Financing PLC sec. FRB Ser. D,
6.802s, 2023 (United Kingdom)	GBP	296,425	444,603
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A,
6.208s, 2036		$1,400,763	1,017,616
FRB Ser. 06-AR7, Class 2A2A,
5.662s, 2036		2,843,061	2,139,403
IFB Ser. 07-6, Class 2A5, IO,
4.168s, 2037		1,345,686	97,254
Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3, Class A4,
5.658s, 2048		94,000	92,557
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A Ser. 07-CD5,
Class XS, IO, 0.067s, 2044		30,730,556	215,338
Countrywide Alternative Loan Trust
IFB Ser. 04-2CB, Class 1A5, IO,
5.118s, 2034		1,690,535	88,489
Ser. 06-J8, Class A4, 6s, 2037		2,167,432	1,766,457
Ser. 07-HY5R, Class 2A1A,
5.544s, 2047 (F)		1,744,579	1,575,178
Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.713s, 2035		3,298,131	2,572,542
Ser. 05-2, Class 2X, IO, 1.16s, 2035		2,158,012	44,509
Countrywide Home Loans 144A IFB
Ser. 05-R1, Class 1AS, IO, 3.597s, 2035		1,689,072	110,077

84

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

Principal amount			Value

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.005s, 2039		$711,000	$704,906
Ser. 07-C5, Class A3, 5.694s, 2040		9,180,000	8,837,164
CRESI Finance Limited Partnership 144A FRB
Ser. 06-A, Class C, 3.083s, 2017		179,000	167,365
CS First Boston Mortgage Securities
Corp. 144A
FRB Ser. 05-TFLA, Class L, 4.321s, 2020		534,000	456,570
FRB Ser. 05-TFLA, Class K, 3.771s, 2020		291,000	244,440
Ser. 98-C2, Class F, 6 3/4s, 2030		1,198,000	1,173,154
Ser. 98-C1, Class F, 6s, 2040		758,000	530,600
Ser. 02-CP5, Class M, 5 1/4s, 2035 (F)		275,000	83,984
Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.771s, 2031		2,717,470	82,795
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031 (F)		226,150	207,626
DLJ Commercial Mortgage Corp. 144A
Ser. 98-CF2, Class B5, 5.95s, 2031 (F)		723,280	587,876
European Loan Conduit 144A FRB Ser. 22A,
Class D, 6.728s, 2014 (Ireland)	GBP	371,000	577,458
European Prime Real Estate PLC 144A
FRB Ser. 1-A, Class D, 6.721s, 2014
(United Kingdom)	GBP	202,687	330,267
Fannie Mae
FRB Ser. 03-W17, Class 12, IO, 1.15s, 2033		$1,731,151	62,750
FRB Ser. 05-91, Class EF, zero %, 2035		60,375	52,540
FRB Ser. 06-54, Class CF, zero %, 2035		106,270	94,966
IFB Ser. 06-70, Class SM, 33.724s, 2036		154,352	199,279
IFB Ser. 07-1, Class NR, 28.633s, 2037		754,702	852,735
IFB Ser. 06-62, Class PS, 25.005s, 2036		398,923	502,711
IFB Ser. 06-76, Class QB, 24.705s, 2036		1,117,732	1,406,168
IFB Ser. 06-63, Class SP, 24.405s, 2036		1,223,735	1,520,301
IFB Ser. 07-W7, Class 1A4, 24.285s, 2037		426,336	506,493
IFB Ser. 06-104, Class GS, 21.747s, 2036		250,038	300,507
IFB Ser. 06-60, Class TK, 18.67s, 2036		347,440	401,925
IFB Ser. 05-25, Class PS, 17.237s, 2035		582,235	657,014
IFB Ser. 05-74, Class CP, 15.648s, 2035		349,381	392,330
IFB Ser. 05-115, Class NQ, 15.628s, 2036		196,334	210,941
IFB Ser. 06-27, Class SP, 15.464s, 2036		554,227	617,102
IFB Ser. 06-8, Class HP, 15.464s, 2036		582,347	647,035
IFB Ser. 06-8, Class WK, 15.464s, 2036		932,418	1,027,979
IFB Ser. 05-106, Class US, 15.464s, 2035		841,911	939,458
IFB Ser. 05-99, Class SA, 15.464s, 2035		411,139	450,319
IFB Ser. 06-60, Class CS, 14.988s, 2036		567,401	589,796
IFB Ser. 05-74, Class CS, 13.193s, 2035		398,689	431,304
IFB Ser. 04-79, Class S, 12.973s, 2032		677,242	707,313
IFB Ser. 05-114, Class SP, 12.753s, 2036		245,083	254,106
IFB Ser. 05-95, Class OP, 12.687s, 2035		250,766	256,333
IFB Ser. 05-83, Class QP, 10.94s, 2034		142,867	142,175
IFB Ser. 07-W6, Class 6A2, IO, 5.318s, 2037		771,296	81,942
IFB Ser. 06-90, Class SE, IO, 5.318s, 2036		1,773,547	234,140
IFB Ser. 04-51, Class XP, IO, 5.218s, 2034		1,888,449	213,557

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 03-66, Class SA, IO,
5.168s, 2033	$676,267	$76,513
IFB Ser. 08-7, Class SA, IO,
5.068s, 2038	3,900,385	489,576
IFB Ser. 07-W6, Class 5A2, IO,
4.808s, 2037	1,101,755	113,975
IFB Ser. 07-W2, Class 3A2, IO,
4.798s, 2037	1,105,325	108,787
IFB Ser. 06-115, Class BI, IO,
4.778s, 2036	1,067,935	81,727
IFB Ser. 05-113, Class AI, IO,
4.748s, 2036	568,895	62,338
IFB Ser. 05-113, Class DI, IO,
4.748s, 2036	867,111	82,186
IFB Ser. 08-36, Class YI, IO,
4.718s, 2036	1,726,249	180,121
IFB Ser. 07-60, Class AX, IO,
4.668s, 2037	2,792,547	294,105
IFB Ser. 06-60, Class SI, IO,
4.668s, 2036	1,072,571	118,340
IFB Ser. 06-60, Class UI, IO,
4.668s, 2036	432,345	48,233
IFB Ser. 07-W7, Class 3A2, IO,
4.648s, 2037	1,526,365	142,495
IFB Ser. 06-60, Class DI, IO,
4.588s, 2035	1,315,804	113,488
IFB Ser. 03-130, Class BS, IO,
4.568s, 2033	2,318,803	224,420
IFB Ser. 03-34, Class WS, IO,
4.518s, 2029	2,231,860	193,555
IFB Ser. 08-10, Class LI, IO,
4.498s, 2038	2,234,771	237,155
IFB Ser. 07-39, Class LI, IO,
4.288s, 2037	1,202,376	116,188
IFB Ser. 07-23, Class SI, IO,
4.288s, 2037	313,669	26,966
IFB Ser. 07-54, Class CI, IO,
4.278s, 2037	1,044,831	102,429
IFB Ser. 07-39, Class PI, IO,
4.278s, 2037	678,156	59,420
IFB Ser. 07-30, Class WI, IO,
4.278s, 2037	4,013,205	330,170
IFB Ser. 07-28, Class SE, IO,
4.268s, 2037	191,186	17,853
IFB Ser. 07-22, Class S, IO,
4.268s, 2037	16,582,506	1,561,315
IFB Ser. 06-128, Class SH, IO,
4.268s, 2037	741,606	60,982
IFB Ser. 06-56, Class SM, IO,
4.268s, 2036	1,025,891	85,371
IFB Ser. 05-90, Class SP, IO,
4.268s, 2035	535,898	45,331
IFB Ser. 05-12, Class SC, IO,
4.268s, 2035	661,342	51,615

85

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-W5, Class 2A2, IO,
4.258s, 2037	$405,942	$32,120
IFB Ser. 07-30, Class IE, IO,
4.258s, 2037	2,007,671	216,823
IFB Ser. 06-123, Class CI, IO,
4.258s, 2037	1,754,844	166,538
IFB Ser. 06-123, Class UI, IO,
4.258s, 2037	1,889,100	176,411
IFB Ser. 07-15, Class BI, IO,
4.218s, 2037	3,191,279	293,429
IFB Ser. 06-126, Class CS, IO,
4.218s, 2037	1,354,827	116,823
IFB Ser. 06-16, Class SM, IO,
4.218s, 2036	1,986,232	182,732
IFB Ser. 05-95, Class CI, IO,
4.218s, 2035	916,987	87,656
IFB Ser. 05-84, Class SG, IO,
4.218s, 2035	1,498,358	144,248
IFB Ser. 05-57, Class NI, IO,
4.218s, 2035	377,315	33,647
IFB Ser. 05-29, Class SX, IO,
4.218s, 2035	1,236,627	110,547
IFB Ser. 04-92, Class S, IO,
4.218s, 2034	2,919,719	244,089
IFB Ser. 06-104, Class EI, IO,
4.208s, 2036	1,142,960	99,946
IFB Ser. 05-83, Class QI, IO,
4.208s, 2035	246,675	25,402
IFB Ser. 06-128, Class GS, IO,
4.198s, 2037	1,174,069	111,370
IFB Ser. 06-114, Class IS, IO,
4.168s, 2036	831,087	71,592
IFB Ser. 04-92, Class SQ, IO,
4.167s, 2034	1,221,598	116,438
IFB Ser. 06-115, Class IE, IO,
4.158s, 2036	650,071	58,510
IFB Ser. 06-117, Class SA, IO,
4.158s, 2036	965,636	83,314
IFB Ser. 06-121, Class SD, IO,
4.158s, 2036	120,827	10,520
IFB Ser. 06-109, Class SG, IO,
4.148s, 2036	282,897	24,880
IFB Ser. 06-104, Class SY, IO,
4.138s, 2036	253,987	20,692
IFB Ser. 06-109, Class SH, IO,
4.138s, 2036	820,561	80,099
IFB Ser. 06-111, Class SA, IO,
4.138s, 2036	6,744,528	632,344
IFB Ser. 07-W6, Class 4A2, IO,
4.118s, 2037	4,501,280	388,787
IFB Ser. 06-128, Class SC, IO,
4.118s, 2037	1,021,323	88,937
IFB Ser. 06-43, Class SI, IO,
4.118s, 2036	1,550,168	130,241

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-8, Class JH, IO,
4.118s, 2036	$3,211,934	$306,178
IFB Ser. 05-122, Class SG, IO,
4.118s, 2035	962,914	86,709
IFB Ser. 05-95, Class OI, IO,
4.108s, 2035	138,629	13,218
IFB Ser. 06-92, Class LI, IO,
4.098s, 2036	949,494	83,506
IFB Ser. 06-99, Class AS, IO,
4.098s, 2036	407,351	36,354
IFB Ser. 06-98, Class SQ, IO,
4.088s, 2036	11,874,735	1,034,001
IFB Ser. 06-85, Class TS, IO,
4.078s, 2036	2,165,717	174,621
IFB Ser. 07-75, Class PI, IO,
4.058s, 2037	1,198,697	97,721
IFB Ser. 07-88, Class MI, IO,
4.038s, 2037	342,764	25,079
IFB Ser. 07-103, Class AI, IO,
4.018s, 2037	4,464,344	377,288
IFB Ser. 07-15, Class NI, IO,
4.018s, 2022	1,897,327	146,526
IFB Ser. 07-106, Class SM, IO,
3.978s, 2037	2,789,143	213,933
IFB Ser. 08-3, Class SC, IO,
3.968s, 2038	1,784,210	140,716
IFB Ser. 07-109, Class XI, IO,
3.968s, 2037	781,960	64,968
IFB Ser. 07-109, Class YI, IO,
3.968s, 2037	1,009,731	76,421
IFB Ser. 07-W8, Class 2A2, IO,
3.968s, 2037	1,982,578	159,198
IFB Ser. 07-88, Class JI, IO,
3.968s, 2037	1,200,696	100,643
IFB Ser. 06-79, Class SH, IO,
3.968s, 2036	1,922,498	171,731
IFB Ser. 07-54, Class KI, IO,
3.958s, 2037	513,058	37,809
IFB Ser. 07-30, Class JS, IO,
3.958s, 2037	1,849,767	154,874
IFB Ser. 07-30, Class LI, IO,
3.958s, 2037	1,963,540	169,137
IFB Ser. 07-W2, Class 1A2, IO,
3.948s, 2037	867,719	71,933
IFB Ser. 07-106, Class SN, IO,
3.928s, 2037	1,173,629	88,034
IFB Ser. 07-54, Class IA, IO,
3.928s, 2037	909,765	77,346
IFB Ser. 07-54, Class IB, IO,
3.928s, 2037	909,765	77,346
IFB Ser. 07-54, Class IC, IO,
3.928s, 2037	909,765	77,346
IFB Ser. 07-54, Class ID, IO,
3.928s, 2037	909,765	77,346

86

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-54, Class IE, IO,
3.928s, 2037	$909,765	$77,346
IFB Ser. 07-54, Class IF, IO,
3.928s, 2037	1,465,436	123,813
IFB Ser. 07-54, Class NI, IO,
3.928s, 2037	876,613	71,272
IFB Ser. 07-54, Class UI, IO,
3.928s, 2037	1,330,435	118,368
IFB Ser. 07-91, Class AS, IO,
3.918s, 2037	788,701	59,942
IFB Ser. 07-91, Class HS, IO,
3.918s, 2037	845,922	61,858
IFB Ser. 07-15, Class CI, IO,
3.898s, 2037	3,257,413	273,505
IFB Ser. 06-123, Class BI, IO,
3.898s, 2037	4,264,959	349,924
IFB Ser. 06-115, Class JI, IO,
3.898s, 2036	2,371,221	199,201
IFB Ser. 07-109, Class PI, IO,
3.868s, 2037	1,202,719	92,003
IFB Ser. 06-123, Class LI, IO,
3.838s, 2037	1,582,590	126,869
IFB Ser. 08-1, Class NI, IO,
3.768s, 2037	1,974,505	134,651
IFB Ser. 08-10, Class GI, IO,
3.748s, 2038	1,184,386	84,163
IFB Ser. 08-13, Class SA, IO,
3.738s, 2038	5,588,508	400,109
IFB Ser. 07-39, Class AI, IO,
3.638s, 2037	1,700,072	122,406
IFB Ser. 07-32, Class SD, IO,
3.628s, 2037	1,074,498	74,921
IFB Ser. 07-30, Class UI, IO,
3.618s, 2037	888,806	67,089
IFB Ser. 07-32, Class SC, IO,
3.618s, 2037	1,539,475	112,539
IFB Ser. 07-1, Class CI, IO,
3.618s, 2037	1,029,256	76,175
IFB Ser. 05-74, Class SE, IO,
3.618s, 2035	1,063,747	64,656
IFB Ser. 05-14, Class SE, IO,
3.568s, 2035	691,508	43,112
IFB Ser. 08-1, Class BI, IO,
3.428s, 2038	2,764,991	155,221
IFB Ser. 07-75, Class ID, IO,
3.388s, 2037	1,313,689	89,042
Ser. 383, Class 90, IO, 8s, 2037	81,261	14,285
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	190,596	203,987
Ser. 02-T19, Class A3, 7 1/2s, 2042	130,160	138,822
Ser. 02-14, Class A2, 7 1/2s, 2042	1,029	1,092
Ser. 01-T10, Class A2, 7 1/2s, 2041	168,681	178,869
Ser. 02-T4, Class A3, 7 1/2s, 2041	548	581
Ser. 01-T3, Class A1, 7 1/2s, 2040	110,131	116,629

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

	Principal amount	Value

Fannie Mae
Ser. 01-T1, Class A1, 7 1/2s, 2040	$331,961	$354,293
Ser. 99-T2, Class A1, 7 1/2s, 2039	132,749	143,248
Ser. 386, Class 26, IO, 7 1/2s, 2038	117,713	20,222
Ser. 386, Class 27, IO, 7 1/2s, 2037	82,049	14,095
Ser. 386, Class 28, IO, 7 1/2s, 2037	84,672	14,546
Ser. 383, Class 88, IO, 7 1/2s, 2037	124,942	23,486
Ser. 383, Class 89, IO, 7 1/2s, 2037	97,350	18,377
Ser. 383, Class 87, IO, 7 1/2s, 2037	155,360	30,261
Ser. 00-T6, Class A1, 7 1/2s, 2030	64,842	68,648
Ser. 01-T4, Class A1, 7 1/2s, 2028	317,893	340,832
Ser. 01-T10, Class A1, 7s, 2041	592,069	621,313
Ser. 386, Class 24, IO, 7s, 2038	98,409	18,278
Ser. 386, Class 25, IO, 7s, 2038	104,882	19,617
Ser. 386, Class 22, IO, 7s, 2038	135,725	26,065
Ser. 386, Class 21, IO, 7s, 2037	152,405	29,891
Ser. 386, Class 23, IO, 7s, 2037	149,020	27,872
Ser. 383, Class 84, IO, 7s, 2037	140,358	29,759
Ser. 383, Class 85, IO, 7s, 2037	89,496	18,733
Ser. 383, Class 86, IO, 7s, 2037	84,369	17,660
Ser. 383, Class 79, IO, 7s, 2037	143,411	31,193
Ser. 383, Class 80, IO, 7s, 2037	311,161	68,926
Ser. 383, Class 81, IO, 7s, 2037	172,857	36,079
Ser. 383, Class 82, IO, 7s, 2037	169,987	34,679
Ser. 383, Class 83, IO, 7s, 2037	141,943	29,811
Ser. 386, Class 20, IO, 6 1/2s, 2038	148,417	30,641
Ser. 389, Class 7, IO, 6 1/2s, 2038	147,000	31,256
Ser. 386, Class 14, IO, 6 1/2s, 2038	1,220,521	268,339
Ser. 386, Class 12, IO, 6 1/2s, 2038	798,409	168,986
Ser. 386, Class 19, IO, 6 1/2s, 2038	144,528	29,405
Ser. 386, Class 15, IO, 6 1/2s, 2037	202,161	42,323
Ser. 386, Class 17, IO, 6 1/2s, 2037	222,010	47,278
Ser. 386, Class 18, IO, 6 1/2s, 2037	163,531	34,531
Ser. 386, Class 13, IO, 6 1/2s, 2037	209,362	42,637
Ser. 386, Class 16, IO, 6 1/2s, 2037	151,205	32,170
Ser. 383, Class 60, IO, 6 1/2s, 2037	705,536	163,078
Ser. 383, Class 62, IO, 6 1/2s, 2037	194,189	44,030
Ser. 383, Class 69, IO, 6 1/2s, 2037	111,350	25,247
Ser. 383, Class 63, IO, 6 1/2s, 2037	152,918	33,877
Ser. 383, Class 64, IO, 6 1/2s, 2037	282,697	64,607
Ser. 383, Class 67, IO, 6 1/2s, 2037	148,200	33,484
Ser. 383, Class 68, IO, 6 1/2s, 2037	91,692	20,781
Ser. 383, Class 58, IO, 6 1/2s, 2037	330,089	74,348
Ser. 383, Class 59, IO, 6 1/2s, 2037	206,228	45,646
Ser. 383, Class 61, IO, 6 1/2s, 2037	165,043	36,662
Ser. 383, Class 65, IO, 6 1/2s, 2037	193,966	44,717
Ser. 383, Class 66, IO, 6 1/2s, 2037	198,452	45,612
Ser. 383, Class 72, IO, 6 1/2s, 2037	789,506	183,110
Ser. 383, Class 77, IO, 6 1/2s, 2037	118,428	27,005
Ser. 383, Class 78, IO, 6 1/2s, 2037	121,390	27,607

87

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

	Principal amount	Value

Fannie Mae
Ser. 383, Class 73, IO, 6 1/2s, 2037	$268,439	$60,808
Ser. 383, Class 76, IO, 6 1/2s, 2037	161,279	37,615
Ser. 383, Class 70, IO, 6 1/2s, 2037	416,098	94,340
Ser. 383, Class 74, IO, 6 1/2s, 2037	222,290	50,243
Ser. 383, Class 71, IO, 6 1/2s, 2036	175,940	39,573
Ser. 383, Class 75, IO, 6 1/2s, 2036	141,013	32,508
Ser. 371, Class 2, IO, 6 1/2s, 2036	13,583,203	3,609,404
Ser. 383, Class 101, IO, 6 1/2s, 2022	77,969	12,269
Ser. 389, Class 1, IO, 6s, 2038	170,000	36,940
Ser. 389, Class 6, IO, 6s, 2038	190,000	36,068
Ser. 386, Class 10, IO, 6s, 2038	106,084	23,586
Ser. 386, Class 11, IO, 6s, 2038	94,174	21,381
Ser. 386, Class 8, IO, 6s, 2038	944,530	201,980
Ser. 389, Class 3, IO, 6s, 2038	299,000	69,067
Ser. 383, Class 40, IO, 6s, 2038	1,351,468	310,589
Ser. 383, Class 41, IO, 6s, 2038	1,186,910	272,534
Ser. 383, Class 42, IO, 6s, 2038	858,043	198,049
Ser. 383, Class 43, IO, 6s, 2038	775,429	179,523
Ser. 383, Class 44, IO, 6s, 2038	708,872	163,619
Ser. 383, Class 45, IO, 6s, 2038	545,622	127,519
Ser. 383, Class 46, IO, 6s, 2038	474,013	110,735
Ser. 383, Class 47, IO, 6s, 2038	420,324	98,193
Ser. 383, Class 48, IO, 6s, 2038	377,021	88,340
Ser. 383, Class 52, IO, 6s, 2038	152,683	35,775
Ser. 389, Class 2, IO, 6s, 2038	237,000	49,484
Ser. 389, Class 5, IO, 6s, 2038	353,000	78,332
Ser. 389, Class 4, IO, 6s, 2038	354,000	75,045
Ser. 386, Class 9, IO, 6s, 2038	677,391	150,204
Ser. 383, Class 28, IO, 6s, 2038	1,415,160	328,634
Ser. 383, Class 29, IO, 6s, 2038	1,272,577	296,286
Ser. 383, Class 30, IO, 6s, 2038	939,198	220,263
Ser. 383, Class 31, IO, 6s, 2038	828,867	194,388
Ser. 383, Class 32, IO, 6s, 2038	642,522	151,905
Ser. 383, Class 33, IO, 6s, 2038	550,147	130,066
Ser. 383, Class 37, IO, 6s, 2038	212,990	50,738
Ser. 386, Class 7, IO, 6s, 2038	825,964	199,403
Ser. 383, Class 34, IO, 6s, 2037	222,759	51,574
Ser. 383, Class 35, IO, 6s, 2037	184,038	42,499
Ser. 383, Class 36, IO, 6s, 2037	145,295	33,712
Ser. 383, Class 38, IO, 6s, 2037	90,481	20,903
Ser. 383, Class 50, IO, 6s, 2037	257,939	58,814
Ser. 386, Class 6, IO, 6s, 2037	397,828	91,512
Ser. 383, Class 49, IO, 6s, 2037	193,861	44,552
Ser. 383, Class 51, IO, 6s, 2037	200,343	45,682
Ser. 383, Class 53, IO, 6s, 2037	88,094	20,289
Ser. 383, Class 57, IO, 6s, 2037	122,674	28,315
Ser. 383, Class 100, IO, 6s, 2022	82,040	12,884
Ser. 383, Class 98, IO, 6s, 2022	217,495	35,090
Ser. 383, Class 99, IO, 6s, 2022	95,588	14,982

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

Principal amount		Value

Fannie Mae
Ser. 383, Class 17, IO, 5 1/2s, 2038	$1,112,469	$257,033
Ser. 383, Class 18, IO, 5 1/2s, 2038	742,270	172,387
Ser. 383, Class 19, IO, 5 1/2s, 2038	676,446	157,100
Ser. 383, Class 25, IO, 5 1/2s, 2038	116,109	25,981
Ser. 386, Class 3, IO, 5 1/2s, 2037	409,870	93,482
Ser. 386, Class 4, IO, 5 1/2s, 2037	167,216	38,822
Ser. 386, Class 5, IO, 5 1/2s, 2037	107,769	25,418
Ser. 383, Class 14, IO, 5 1/2s, 2037	265,351	61,895
Ser. 383, Class 15, IO, 5 1/2s, 2037	102,853	23,468
Ser. 383, Class 3, IO, 5 1/2s, 2037	1,171,517	268,593
Ser. 383, Class 4, IO, 5 1/2s, 2037	1,034,566	238,637
Ser. 383, Class 5, IO, 5 1/2s, 2037	657,241	151,601
Ser. 383, Class 6, IO, 5 1/2s, 2037	590,835	136,697
Ser. 383, Class 7, IO, 5 1/2s, 2037	581,780	134,195
Ser. 383, Class 10, IO, 5 1/2s, 2037	213,769	51,312
Ser. 383, Class 11, IO, 5 1/2s, 2037	148,776	35,341
Ser. 383, Class 12, IO, 5 1/2s, 2037	136,509	32,509
Ser. 383, Class 13, IO, 5 1/2s, 2037	136,547	32,518
Ser. 383, Class 8, IO, 5 1/2s, 2037	234,805	56,362
Ser. 383, Class 9, IO, 5 1/2s, 2037	224,280	53,835
Ser. 383, Class 20, IO, 5 1/2s, 2037	418,227	99,132
Ser. 383, Class 21, IO, 5 1/2s, 2037	395,782	93,812
Ser. 383, Class 22, IO, 5 1/2s, 2037	268,075	63,381
Ser. 383, Class 23, IO, 5 1/2s, 2037	241,767	57,161
Ser. 383, Class 24, IO, 5 1/2s, 2037	169,664	38,777
Ser. 383, Class 26, IO, 5 1/2s, 2037	124,355	29,550
Ser. 363, Class 2, IO, 5 1/2s, 2035	878,747	230,077
Ser. 383, Class 95, IO, 5 1/2s, 2022	339,243	56,259
Ser. 383, Class 97, IO, 5 1/2s, 2022	143,965	22,989
Ser. 383, Class 94, IO, 5 1/2s, 2022	170,945	27,876
Ser. 383, Class 96, IO, 5 1/2s, 2022	186,308	28,972
Ser. 383, Class 2, IO, 5s, 2037	110,446	26,575
Ser. 383, Class 1, IO, 5s, 2037	239,136	56,136
Ser. 389, Class 8, IO, 5s, 2023	131,000	17,550
Ser. 383, Class 92, IO, 5s, 2022	148,003	23,353
Ser. 383, Class 93, IO, 5s, 2022	88,398	14,201
Ser. 06-116, Class ES, IO, 4.168s, 2036	155,198	12,586
Ser. 00-T6, IO, 0.763s, 2030	2,876,024	49,606
Ser. 03-W10, Class 3A, IO, 0.741s, 2043	3,038,721	53,384
Ser. 03-W10, Class 1A, IO, 0.7s, 2043	2,516,419	36,760
Ser. 02-T18, IO, 0.514s, 2042	4,768,762	76,787
Ser. 06-117, Class OA, Principal only
(PO), zero %, 2036	80,942	58,171
Ser. 06-56, Class XF, zero %, 2036	75,648	70,444
Ser. 04-38, Class AO, PO, zero %, 2034	301,237	216,551
Ser. 04-61, Class CO, PO, zero %, 2031	316,178	263,719
Ser. 99-51, Class N, PO, zero %, 2029	50,910	43,058
Ser. 07-31, Class TS, IO, zero %, 2009	2,211,778	21,266
Ser. 07-15, Class IM, IO, zero %, 2009	892,397	7,876
Ser. 07-16, Class TS, IO, zero %, 2009 (F)	3,622,605	26,338

88

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

Principal amount		Value

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO,
5.618s, 2043	$586,433	$66,150
Ser. T-58, Class 4A, 7 1/2s, 2043	2,413	2,577
Ser. T-60, Class 1A2, 7s, 2044	1,094,165	1,155,743
Ser. T-57, Class 1AX, IO, 0.45s, 2043	1,354,445	17,337
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1.33s, 2020	4,363,225	222,122
First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 7.979s, 2039	315,045	315,045
First Union Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 5.35s, 2035	351,000	223,063
First Union-Lehman Brothers Commercial
Mortgage Trust II Ser. 97-C2, Class G,
7 1/2s, 2029	447,000	408,997
Freddie Mac
FRB Ser. 3345, Class TY, zero %, 2037	172,026	141,921
FRB Ser. 3326, Class XF, zero %, 2037	131,436	120,358
FRB Ser. 3235, Class TP, zero %, 2036	65,721	57,837
FRB Ser. 3283, Class KF, zero %, 2036	70,917	73,302
FRB Ser. 3226, Class YW, zero %, 2036	268,896	241,954
FRB Ser. 3332, Class UA, zero %, 2036	71,284	67,773
FRB Ser. 3251, Class TC, zero %, 2036	650,625	651,899
FRB Ser. 3130, Class JF, zero %, 2036	243,304	232,926
FRB Ser. 3326, Class WF, zero %, 2035	128,313	114,678
FRB Ser. 3030, Class EF, zero %, 2035	67,817	59,290
FRB Ser. 3412, Class UF, zero %, 2035	354,925	296,355
FRB Ser. 2980, Class TY, zero %, 2035	34,609	27,933
FRB Ser. 3112, Class XM, zero %, 2034	41,381	38,274
IFB Ser. 3153, Class JS, 20.744s, 2036	506,720	595,482
IFB Ser. 3182, Class PS, 18.715s, 2032	148,536	176,974
IFB Ser. 3182, Class SP, 18.715s, 2032	344,601	376,986
IFB Ser. 3393, Class JS, 18.138s, 2032	497,999	504,655
IFB Ser. 3081, Class DC, 18.039s, 2035	335,446	375,471
IFB Ser. 3211, Class SI, IO, 17.275s, 2036	325,560	129,972
IFB Ser. 3114, Class GK, 16.515s, 2036	232,507	256,486
IFB Ser. 2979, Class AS, 15.212s, 2034	149,192	157,970
IFB Ser. 3149, Class SU, 12.867s, 2036	327,846	334,061
IFB Ser. 3065, Class DC, 12.446s, 2035	544,400	551,401
IFB Ser. 3226, Class TY, 11.584s, 2036	842,133	874,955
IFB Ser. 3012, Class FS, 10.697s, 2035	439,600	436,218
IFB Ser. 3184, Class SP, IO, 4.879s, 2033	1,645,156	153,932
IFB Ser. 2882, Class LS, IO, 4.729s, 2034	524,164	55,699
IFB Ser. 3203, Class SH, IO, 4.669s, 2036	929,229	104,795
IFB Ser. 2594, Class SE, IO, 4.579s, 2030	304,159	21,710
IFB Ser. 2828, Class TI, IO, 4.579s, 2030	467,920	41,567
IFB Ser. 3397, Class GS, IO, 4.529s, 2037	765,659	62,332
IFB Ser. 3297, Class BI, IO, 4.289s, 2037	2,940,173	283,846
IFB Ser. 3287, Class SD, IO, 4.279s, 2037	1,031,378	90,505
IFB Ser. 3281, Class BI, IO, 4.279s, 2037	521,437	48,627
IFB Ser. 3281, Class CI, IO, 4.279s, 2037	511,988	42,093

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3249, Class SI, IO, 4.279s, 2036	$458,376	$44,700
IFB Ser. 3028, Class ES, IO, 4.279s, 2035	2,482,280	232,298
IFB Ser. 3042, Class SP, IO, 4.279s, 2035	779,547	71,932
IFB Ser. 3045, Class DI, IO, 4.259s, 2035	2,874,582	227,208
IFB Ser. 3236, Class ES, IO, 4.229s, 2036	91,543	7,494
IFB Ser. 3136, Class NS, IO, 4.229s, 2036	699,222	57,833
IFB Ser. 3107, Class DC, IO, 4.229s, 2035	2,675,419	257,228
IFB Ser. 2950, Class SM, IO, 4.229s, 2016	387,264	31,394
IFB Ser. 3256, Class S, IO, 4.219s, 2036	1,789,491	170,745
IFB Ser. 3031, Class BI, IO, 4.219s, 2035	458,376	50,849
IFB Ser. 3370, Class TS, IO, 4.199s, 2037	3,283,228	251,244
IFB Ser. 3244, Class SB, IO, 4.189s, 2036	754,088	68,134
IFB Ser. 3244, Class SG, IO, 4.189s, 2036	877,897	81,579
IFB Ser. 3236, Class IS, IO, 4.179s, 2036	1,482,648	130,183
IFB Ser. 3033, Class SG, IO, 4.179s, 2035	814,852	70,988
IFB Ser. 3114, Class TS, IO, 4.179s, 2030	2,950,801	215,100
IFB Ser. 3128, Class JI, IO, 4.159s, 2036	307,305	28,692
IFB Ser. 3240, Class S, IO, 4.149s, 2036	2,754,768	247,303
IFB Ser. 3229, Class BI, IO, 4.149s, 2036	97,261	7,893
IFB Ser. 3153, Class JI, IO, 4.149s, 2036	1,376,346	108,386
IFB Ser. 3065, Class DI, IO, 4.149s, 2035	376,099	38,456
IFB Ser. 3145, Class GI, IO, 4.129s, 2036	251,395	24,591
IFB Ser. 3218, Class AS, IO, 4.109s, 2036	976,729	82,703
IFB Ser. 3221, Class SI, IO, 4.109s, 2036	1,197,931	102,202
IFB Ser. 3424, Class XI, IO, 4.099s, 2036	1,932,469	169,628
IFB Ser. 3202, Class PI, IO, 4.069s, 2036	3,294,793	285,327
IFB Ser. 3355, Class MI, IO, 4.029s, 2037	839,037	67,342
IFB Ser. 3201, Class SG, IO, 4.029s, 2036	1,514,981	130,601
IFB Ser. 3203, Class SE, IO, 4.029s, 2036	1,365,783	115,470
IFB Ser. 3238, Class LI, IO, 4.019s, 2036	991,243	84,049
IFB Ser. 3171, Class PS, IO, 4.014s, 2036	1,269,984	104,943
IFB Ser. 3152, Class SY, IO, 4.009s, 2036	2,425,163	225,022
IFB Ser. 3366, Class SA, IO, 3.979s, 2037	1,826,391	152,329
IFB Ser. 3284, Class BI, IO, 3.979s, 2037	862,371	70,201
IFB Ser. 3260, Class SA, IO, 3.979s, 2037	895,697	64,079
IFB Ser. 3199, Class S, IO, 3.979s, 2036	2,204,694	187,591
IFB Ser. 3284, Class LI, IO, 3.969s, 2037	2,662,159	224,024
IFB Ser. 3281, Class AI, IO, 3.959s, 2037	3,320,788	283,313
IFB Ser. 3311, Class EI, IO, 3.939s, 2037	989,661	78,569
IFB Ser. 3311, Class IA, IO, 3.939s, 2037	1,394,734	121,610
IFB Ser. 3311, Class IB, IO, 3.939s, 2037	1,394,734	121,610
IFB Ser. 3311, Class IC, IO, 3.939s, 2037	1,394,734	121,610
IFB Ser. 3311, Class ID, IO, 3.939s, 2037	1,394,734	121,610
IFB Ser. 3311, Class IE, IO, 3.939s, 2037	2,098,880	183,007
IFB Ser. 3311, Class PI, IO, 3.939s, 2037	1,283,833	120,757
IFB Ser. 3375, Class MS, IO, 3.929s, 2037	5,178,490	399,251
IFB Ser. 3240, Class GS, IO, 3.909s, 2036	1,648,944	136,507
IFB Ser. 3416, Class BI, IO, 3.779s, 2038	3,831,106	307,291
IFB Ser. 3339, Class TI, IO, 3.669s, 2037	2,035,966	155,997

89

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3284, Class CI, IO, 3.649s, 2037	$4,137,467	$310,597
IFB Ser. 3016, Class SQ, IO, 3.639s, 2035	1,020,914	59,754
IFB Ser. 3424, Class UI, IO, 3.289s, 2037	1,353,729	87,956
Ser. 246, PO, zero %, 2037	221,181	167,480
Ser. 3292, Class OA, PO, zero %, 2037	109,245	77,777
Ser. 3300, PO, zero %, 2037	568,681	435,704
Ser. 3139, Class CO, PO, zero %, 2036	77,775	56,290
Ser. 2587, Class CO, PO, zero %, 2032	184,898	146,115
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.787s, 2033	134,000	136,634
Ser. 00-1, Class G, 6.131s, 2033 (F)	468,000	338,119
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	418,345	409,494
Government National Mortgage Association
FRB Ser. 07-41, Class SA, 25.309s, 2037	101,704	124,856
FRB Ser. 07-2, Class SA, IO, 4.898s, 2037	152,586	13,587
FRB Ser. 07-40, Class SC, IO, 4.268s, 2037	125,085	8,833
FRB Ser. 07-40, Class SD, IO, 4.268s, 2037	125,085	8,833
FRB Ser. 07-40, Class SE, IO, 4.268s, 2037	125,085	8,833
FRB Ser. 07-42, Class SC, IO, 4.268s, 2037	243,206	18,077
FRB Ser. 07-41, Class SM, IO, 4.218s, 2037	351,560	28,747
FRB Ser. 07-41, Class SN, IO, 4.218s, 2037	358,768	29,336
FRB Ser. 07-40, Class SG, IO, 4.198s, 2037	275,945	19,583
FRB Ser. 07-45, Class QA, IO, 4.158s, 2037	242,565	17,213
FRB Ser. 07-45, Class QB, IO, 4.118s, 2037	242,565	16,960
FRB Ser. 07-59, Class SC, IO, 4.018s, 2037	336,406	22,669
FRB Ser. 07-71, Class TA, zero %, 2037	329,384	366,951
FRB Ser. 07-71, Class UC, zero %, 2037	75,474	88,596
FRB Ser. 07-61, Class YC, zero %, 2037	454,956	452,374
FRB Ser. 07-33, Class TB, zero %, 2037	399,920	356,589
FRB Ser. 07-6, Class TD, zero %, 2037	385,767	345,201
FRB Ser. 98-2, Class EA, PO, zero %, 2028	48,111	40,145
IFB Ser. 07-51, Class SP, 24.589s, 2037	88,750	103,994
IFB Ser. 05-66, Class SP, 12.596s, 2035	324,366	324,203
IFB Ser. 08-29, Class SA, IO, 5.298s, 2038	6,349,429	603,691
IFB Ser. 08-42, Class AI, IO, 5.219s, 2038	6,861,588	1,002,476
IFB Ser. 06-69, Class SI, IO, 4.898s, 2036	1,198,595	118,103
IFB Ser. 06-61, Class SM, IO, 4.898s, 2036	2,056,700	159,723
IFB Ser. 06-62, Class SI, IO, 4.898s, 2036	993,114	84,722
IFB Ser. 07-1, Class SL, IO, 4.878s, 2037	441,457	39,040
IFB Ser. 07-1, Class SM, IO, 4.868s, 2037	441,457	38,920
IFB Ser. 06-62, Class SA, IO, 4.858s, 2036	1,435,947	122,460
IFB Ser. 06-64, Class SB, IO, 4.858s, 2036	1,428,611	131,379
IFB Ser. 05-68, Class PU, IO, 4.818s, 2032	1,007,579	102,553
IFB Ser. 04-59, Class SC, IO, 4.729s, 2034	628,459	63,369
IFB Ser. 04-26, Class IS, IO, 4.729s, 2034	1,203,710	77,356
IFB Ser. 07-47, Class SA, IO, 4.629s, 2036	1,594,613	157,442
IFB Ser. 07-49, Class NY, IO, 4.618s, 2035	2,970,726	260,383
IFB Ser. 07-35, Class NY, IO, 4.429s, 2035	1,788,000	142,403
IFB Ser. 07-26, Class SG, IO, 4.368s, 2037	1,450,861	123,202

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-9, Class BI, IO, 4.338s, 2037	$2,814,459	$214,132
IFB Ser. 07-26, Class SD, IO,
4.329s, 2037	1,461,798	113,149
IFB Ser. 07-31, Class CI, IO,
4.328s, 2037	765,832	55,374
IFB Ser. 07-25, Class SA, IO,
4.318s, 2037	1,025,880	73,983
IFB Ser. 07-25, Class SB, IO,
4.318s, 2037	2,081,135	157,078
IFB Ser. 07-22, Class S, IO,
4.318s, 2037	803,783	75,063
IFB Ser. 07-11, Class SA, IO,
4.318s, 2037	795,408	65,014
IFB Ser. 07-14, Class SB, IO,
4.318s, 2037	761,966	62,397
IFB Ser. 06-69, Class SA, IO,
4.318s, 2036	2,308,355	190,736
IFB Ser. 05-84, Class AS, IO,
4.318s, 2035	2,790,611	231,424
IFB Ser. 07-40, Class SB, IO,
4.268s, 2037	2,344,943	173,930
IFB Ser. 07-51, Class SJ, IO,
4.268s, 2037	992,608	88,265
IFB Ser. 07-53, Class SY, IO,
4.253s, 2037	2,692,694	250,243
IFB Ser. 07-58, Class PS, IO,
4.218s, 2037	799,476	63,698
IFB Ser. 04-88, Class S, IO,
4.218s, 2032	1,439,460	87,717
IFB Ser. 07-59, Class PS, IO,
4.188s, 2037	778,218	60,189
IFB Ser. 07-59, Class SP, IO,
4.188s, 2037	268,485	21,226
IFB Ser. 07-48, Class SB, IO,
4.179s, 2037	1,241,803	82,618
IFB Ser. 06-38, Class SG, IO,
4.168s, 2033	3,102,356	212,561
IFB Ser. 07-53, Class SG, IO,
4.118s, 2037	597,177	39,801
IFB Ser. 07-74, Class SI, IO,
4.099s, 2037	1,669,064	123,093
IFB Ser. 07-51, Class SG, IO,
4.098s, 2037	5,107,136	354,801
IFB Ser. 07-17, Class AI, IO,
4.079s, 2037	3,624,011	287,408
IFB Ser. 08-3, Class SA, IO,
4.068s, 2038	1,857,308	115,192
IFB Ser. 07-79, Class SY, IO,
4.068s, 2037	3,709,956	227,730
IFB Ser. 07-64, Class AI, IO,
4.068s, 2037	3,998,735	269,925
IFB Ser. 07-53, Class ES, IO,
4.068s, 2037	894,884	50,048

90

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-78, Class SA, IO,
4.059s, 2037	$5,711,927	$387,834
IFB Ser. 08-2, Class SB, IO,
4.038s, 2038	5,263,097	324,386
IFB Ser. 07-10, Class SB, IO,
4.038s, 2037	6,366,833	480,073
IFB Ser. 08-4, Class SA, IO,
4.034s, 2038	10,172,240	622,996
IFB Ser. 08-2, Class SM, IO,
4.029s, 2038	4,031,124	289,435
IFB Ser. 07-9, Class AI, IO,
4.029s, 2037	1,770,314	131,700
IFB Ser. 07-9, Class DI, IO,
4.028s, 2037	1,442,630	98,576
IFB Ser. 07-57, Class QA, IO,
4.018s, 2037	2,072,804	124,545
IFB Ser. 07-58, Class SA, IO,
4.018s, 2037	1,304,025	81,498
IFB Ser. 07-58, Class SC, IO,
4.018s, 2037	1,629,924	86,889
IFB Ser. 07-59, Class SA, IO,
4.018s, 2037	6,171,369	368,790
IFB Ser. 07-61, Class SA, IO,
4.018s, 2037	1,108,619	72,729
IFB Ser. 07-53, Class SC, IO,
4.018s, 2037	953,821	53,984
IFB Ser. 06-26, Class S, IO,
4.018s, 2036	8,734,797	689,678
IFB Ser. 08-15, Class CI, IO,
4.008s, 2038	8,412,439	507,933
IFB Ser. 07-58, Class SD, IO,
4.008s, 2037	1,578,824	82,992
IFB Ser. 08-9, Class SK, IO,
3.998s, 2038	3,241,071	258,610
IFB Ser. 08-6, Class SC, IO,
3.993s, 2038	8,512,123	515,724
IFB Ser. 07-59, Class SD, IO,
3.988s, 2037	449,615	27,416
IFB Ser. 06-49, Class SA, IO,
3.978s, 2036	2,743,642	186,191
IFB Ser. 08-40, Class SA, IO,
3.929s, 2038	14,678,324	1,056,047
IFB Ser. 05-71, Class SA, IO,
3.889s, 2035	3,254,385	233,053
IFB Ser. 05-65, Class SI, IO,
3.868s, 2035	1,082,238	81,967
IFB Ser. 06-7, Class SB, IO,
3.838s, 2036	287,959	18,826
IFB Ser. 06-16, Class SX, IO,
3.808s, 2036	3,060,960	220,561
IFB Ser. 07-17, Class IB, IO,
3.768s, 2037	781,853	51,569
IFB Ser. 06-14, Class S, IO,
3.768s, 2036	1,213,927	83,234

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

Principal amount		Value

Government National Mortgage Association
IFB Ser. 05-57, Class PS, IO,
3.768s, 2035	$1,960,059	$136,987
IFB Ser. 06-11, Class ST, IO,
3.758s, 2036	763,962	51,398
IFB Ser. 07-25, Class KS, IO,
3.729s, 2037	1,809,368	138,274
IFB Ser. 07-21, Class S, IO,
3.729s, 2037	81,630	4,992
IFB Ser. 07-27, Class SD, IO,
3.718s, 2037	740,127	42,799
IFB Ser. 07-19, Class SJ, IO,
3.718s, 2037	1,249,479	72,818
IFB Ser. 07-23, Class ST, IO,
3.718s, 2037	1,622,303	90,912
IFB Ser. 07-9, Class CI, IO,
3.718s, 2037	1,864,386	110,300
IFB Ser. 07-7, Class EI, IO,
3.718s, 2037	823,796	47,949
IFB Ser. 07-7, Class JI, IO,
3.718s, 2037	2,196,462	145,078
IFB Ser. 07-1, Class S, IO,
3.718s, 2037	1,725,679	100,895
IFB Ser. 07-3, Class SA, IO,
3.718s, 2037	1,651,192	96,225
IFB Ser. 07-31, Class AI, IO,
3.709s, 2037	993,628	91,335
IFB Ser. 05-17, Class S, IO,
3.698s, 2035	1,554,970	109,826
IFB Ser. 07-62, Class S, IO,
3.679s, 2037	1,887,401	116,193
IFB Ser. 07-43, Class SC, IO,
3.629s, 2037	1,408,233	82,580
IFB Ser. 05-3, Class SN, IO,
3.618s, 2035	4,234,015	267,768
IFB Ser. 04-41, Class SG, IO,
3.518s, 2034	4,414,522	179,616
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	589,263	147,940
Ser. 99-31, Class MP, PO, zero %, 2029	149,052	131,001
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.993s, 2045	295,000	286,276
Ser. 06-GG6, Class A2, 5.506s,
2038 (F)	1,099,000	1,096,806
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	67,293	6,729
HSI Asset Loan Obligation FRB
Ser. 07-AR1, Class 2A1, 6.135s, 2037	3,391,387	2,797,894
IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 2.593s, 2037 (F)	337,740	291,210
IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1,
6.333s, 2036	765,121	610,567
FRB Ser. 07-AR15, Class 1A1,
6.248s, 2037	1,922,292	1,518,610

91

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

Principal amount		Value

IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR9, Class 2A1,
6.077s, 2037	$1,928,829	$1,523,775
FRB Ser. 07-AR11, Class 1A1,
5.65s, 2037 (F)	1,050,808	704,608
FRB Ser. 05-AR31, Class 3A1,
5.643s, 2036 (F)	3,509,050	2,632,351
JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1,
6.069s, 2036	1,224,011	942,611
FRB Ser. 06-A1, Class 5A1,
5.894s, 2036	1,355,764	1,084,611
FRB Ser. 06-A6, Class 1A1,
2.553s, 2036	1,233,085	902,816
JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM,
6.261s, 2051	540,000	500,342
FRB Ser. 07-LD12, Class A3,
6.189s, 2051	2,582,000	2,504,127
FRB Ser. 07-LD11, Class A3,
6.007s, 2049 (F)	368,000	354,951
Ser. 07-CB20, Class A3, 5.863s, 2051	739,000	710,135
Ser. 07-CB20, Class A4, 5.794s, 2051	477,000	456,055
Ser. 08-C2, Class X, IO, 0.647s, 2051	54,620,514	1,489,263
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A Ser. 07-CB20,
Class X1, IO, 0.067s, 2051	53,229,167	607,345
LB Commercial Conduit Mortgage
Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	199,915	144,895
Ser. 98-C4, Class J, 5.6s, 2035	379,000	328,520
LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	804,000	797,088
Ser. 07-C7, Class XW, IO, 0.526s, 2045	51,591,266	1,208,732
LB-UBS Commercial Mortgage Trust 144A
Ser. 07-C7, Class XCL, IO, 0.087s, 2045	21,779,780	216,012
Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 25.185s, 2037	555,244	625,190
IFB Ser. 07-5, Class 8A2, IO,
5.238s, 2036	988,964	82,863
IFB Ser. 07-4, Class 3A2, IO,
4.718s, 2037	888,562	73,596
IFB Ser. 06-5, Class 2A2, IO,
4.668s, 2036	1,781,757	139,894
IFB Ser. 07-2, Class 2A13, IO,
4.208s, 2037	1,514,198	123,601
IFB Ser. 06-7, Class 2A5, IO,
4.183s, 2036	2,722,098	210,693
IFB Ser. 06-9, Class 2A2, IO,
4.138s, 2037	1,768,976	148,056
IFB Ser. 06-7, Class 2A4, IO,
4.068s, 2036	2,924,544	199,938

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

Principal amount		Value

Lehman Mortgage Trust
IFB Ser. 06-6, Class 1A2, IO,
4.018s, 2036	$1,077,563	$70,728
IFB Ser. 06-6, Class 1A3, IO,
4.018s, 2036	1,555,476	107,971
Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012	1,427,655	1,335,428
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s,
2040 (Canada)	463,000	171,310
Ser. 04-1A, Class K, 5.45s,
2040 (Canada)	167,000	53,440
Ser. 04-1A, Class L, 5.45s,
2040 (Canada)	76,000	22,800
MASTR Adjustable Rate Mortgages Trust FRB
Ser. 04-13, Class 3A6, 3.788s, 2034	190,000	179,246
MASTR Alternative Loans Trust
Ser. 06-3, Class 1A1, 6 1/4s, 2036	1,194,823	896,117
Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.099s, 2049	43,558,286	521,815
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.274s, 2035	295,814	289,356
Ser. 96-C2, Class JS, IO, 2.263s, 2028	905,383	59,040
Merrill Lynch Mortgage Trust FRB
Ser. 07-C1, Class A3, 6.023s, 2050	196,000	190,395
Merrill Lynch/Countrywide Commercial
Mortgage Trust FRB Ser. 07-8, Class A2,
6.119s, 2049	358,000	351,926
Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, 4.867s, 2017	2,113,773	506,691
Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.458s, 2043	611,000	627,393
FRB Ser. 07-IQ14, Class AM, 5.877s, 2049	218,000	195,915
Ser. 98-CF1, Class E, 7.35s, 2032	915,000	929,848
Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	1,380,000	772,800
Ser. 07-HQ13, Class X1, IO,
0.823s, 2044	23,507,305	733,898
Morgan Stanley Mortgage Loan Trust Ser.
05-5AR, Class 2A1, 5.275s, 2035	883,361	648,828
Mortgage Capital Funding, Inc.
Ser. 97-MC2, Class X, IO, 1.988s, 2012	2,546	1
Permanent Financing PLC 144A FRB
Ser. 9A, Class 3A, 2.796s, 2033
(United Kingdom)	1,183,000	1,153,425
Permanent Master Issuer PLC FRB Ser. 07-1,
Class 4A, 2.793s, 2033 (United Kingdom)	1,428,000	1,374,450
PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010	157,000	113,084
Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO,
4.208s, 2037	3,464,846	291,970
Ser. 07-A5, Class 2A3, 6s, 2037	2,725,207	2,439,060

92

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%)* continued

	Principal amount		Value

Residential Mortgage Securities 144A
FRB Ser. 20A, Class B1A, 6.491s, 2038
(United Kingdom)	GBP	80,560	$96,343
SBA CMBS Trust 144A Ser. 05-1A,
Class E, 6.706s, 2035		$222,000	206,216
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)		133,000	101,080
Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)		158,000	113,760
Ser. 04-1A, Class M, 5s, 2018
(Cayman Islands)		143,000	100,100
Ser. 04-1A, Class N, 5s, 2018
(Cayman Islands)		137,000	86,310
Structured Adjustable Rate Mortgage
Loan Trust FRB Ser. 06-9, Class 1A1,
5.694s, 2036		952,770	748,211
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
3.768s, 2037		2,900,365	178,859
Ser. 07-4, Class 1A4, IO, 1s, 2037		3,110,963	83,786
Structured Asset Securities Corp. 144A
IFB Ser. 08-01, Class 1A2, IO, 3.588s,
2045 (acquired 3/4/08, cost $191,527) ‡		2,834,655	162,837
Ser. 07-RF1, Class 1A, IO, 3.399s, 2037		3,982,941	179,439
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E,
7.095s, 2014 (Ireland)	GBP	165,399	304,167
FRB Ser. 05-CT1A, Class D,
7.095s, 2014 (Ireland)	GBP	328,253	523,210
URSUS EPC 144A FRB Ser. 1-A,
Class D, 6.938s, 2012 (Ireland)	GBP	179,005	322,647
Wachovia Bank Commercial
Mortgage Trust
Ser. 07-C30, Class A3,
5.246s, 2043		$4,186,000	4,087,313
Ser. 07-C34, IO, 0.52s, 2046		14,097,193	304,499
Wachovia Bank Commercial Mortgage
Trust 144A FRB
Ser. 05-WL5A, Class L, 5.771s, 2018		363,000	290,400
Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR13, Class 1A4,
IO, 0.742s, 2035		7,626,626	49,573

Total collateralized mortgage
obligations (cost $165,771,345)			$170,385,299

CORPORATE BONDS AND NOTES (20.0%)*

	Principal amount		Value

Basic Materials (1.4%)
Algoma Acquisition Corp. 144A unsec.
notes 9 7/8s, 2015 (Canada)		$62,000	$58,900
Bayer AG jr. unsec. sub. bond FRB 5s,
2105 (Germany)	EUR	156,000	208,517
Builders FirstSource, Inc. company
guaranty sr. sec. notes FRN 6.926s, 2012		$220,000	149,600

CORPORATE BONDS AND NOTES (20.0%)* continued

	Principal amount		Value

Basic Materials continued
Compass Minerals International, Inc.
sr. disc. notes Ser. B, 12s 2013		$146,000	$153,665
Domtar Corp. company guaranty Ser. *,
7 7/8s, 2011 (Canada)		120,000	120,600
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		619,000	654,593
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015		311,000	321,108
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes FRN 5.883s, 2015		110,000	110,026
Georgia-Pacific Corp. debs. 9 1/2s, 2011		75,000	76,219
Georgia-Pacific Corp. notes 8 1/8s, 2011		40,000	39,500
Gerdau Ameristeel Corp. sr. notes
10 3/8s, 2011 (Canada)		305,000	316,819
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		260,000	235,300
Huntsman International, LLC company
guaranty sr. unsec. sub. notes 7 7/8s, 2014		759,000	694,485
Momentive Performance Materials, Inc.
company guaranty sr. unsec. notes
9 3/4s, 2014		196,000	167,580
Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		165,000	175,725
Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014		100,000	104,500
NewPage Corp. company guaranty 10s, 2012		312,000	315,900
NewPage Holding Corp. sr. notes FRN
9.986s, 2013 ‡‡		67,601	65,235
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		9,000	7,650
Novelis, Inc. company guaranty
7 1/4s, 2015		86,000	81,270
Rhodia SA sr. unsec. FRN 7.497s, 2
013 (France)	EUR	350,000	490,857
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	200,000	286,317
Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes
6 3/4s, 2015		$675,000	646,313
Steel Dynamics, Inc. 144A sr. notes
7 3/4s, 2016		133,000	132,335
Stone Container Corp. sr. notes
8 3/8s, 2012		310,000	272,025
			5,885,039

Capital Goods (1.4%)
Alliant Techsystems, Inc. sr. sub. notes
6 3/4s, 2016		72,000	69,840
Berry Plastics Corp. company guaranty
sr. sec. notes FRN 7.568s, 2015		645,000	617,588
Bombardier, Inc. 144A sr. unsec. notes
FRN 7.981s, 2013 (Canada)	EUR	160,000	251,682
Bombardier, Inc. 144A unsec. notes
6 3/4s, 2012 (Canada)		$1,350,000	1,319,625

93

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (20.0%)* continued

Principal amount			Value

Capital Goods continued
Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		$383,000	$382,043
General Cable Corp. company guaranty
sr. unsec. notes FRN 5.073s, 2015		155,000	137,563
Hawker Beechcraft Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017		197,000	197,000
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		55,000	53,488
L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 6 1/8s, 2014		528,000	495,000
L-3 Communications Corp. sr. sub. notes
5 7/8s, 2015		408,000	376,380
Legrand SA unsec. unsub. debs. 8 1/2s,
2025 (France)		858,000	964,709
Owens-Illinois, Inc. debs. 7 1/2s, 2010		79,000	80,383
RBS Global, Inc. / Rexnord Corp. company
guaranty 9 1/2s, 2014		484,000	467,060
Ryerson Tull, Inc. 144A sec. notes 12s, 2015		378,000	375,165
Tekni-Plex, Inc. sec. notes 10 7/8s, 2012		100,000	101,500
Terex Corp. company guaranty 7 3/8s, 2014		250,000	246,250
			6,135,276

Communication Services (1.4%)
American Tower Corp. 144A sr. notes 7s, 2017		325,000	321,750
Cincinnati Bell, Inc. company guaranty 7s, 2015		442,000	412,165
Cricket Communications, Inc. company
guaranty sr. unsec. notes Ser. *, 9 3/8s, 2014		195,000	187,688
Cricket Communications, Inc. 144A company
guaranty sr. notes 10s, 2015		500,000	490,000
Digicel Group, Ltd. 144A sr. unsec. notes
8 7/8s, 2015 (Jamaica)		200,000	188,750
Digicel, Ltd. 144A sr. unsec. unsub. notes
9 1/4s, 2012 (Jamaica)		200,000	205,750
Inmarsat Finance PLC company guaranty
stepped-coupon zero % (10 3/8s, 11/15/08),
2012 (United Kingdom) ††		581,000	586,810
iPCS, Inc. company guaranty sr. sec. notes
FRN 4.998s, 2013		105,000	94,500
MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		70,000	67,375
PAETEC Holding Corp. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2015		110,000	101,475
Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014		273,000	259,350
Qwest Corp. sr. unsec. notes 7 1/2s, 2014		55,000	52,938
Qwest Corp. sr. unsec. unsub. notes
8 7/8s, 2012		947,000	965,940
Qwest Corp. sr. unsec. unsub. notes
7 1/4s, 2025		148,000	130,980
Rural Cellular Corp. sr. unsec. sub. notes
FRN 5.682s, 2013		145,000	146,813
West Corp. company guaranty
9 1/2s, 2014		95,000	85,500
Wind Aquisition Fin. SA notes 9 3/4s,
2015 (Netherlands)	EUR	995,000	1,574,861
			5,872,645

CORPORATE BONDS AND NOTES (20.0%)* continued

Principal amount		Value

Consumer Cyclicals (2.6%)
Allison Transmission 144A company
guaranty 11s, 2015	$65,000	$58,175
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	130,000	85,313
Boyd Gaming Corp. sr. sub. notes
6 3/4s, 2014	121,000	93,170
CanWest Media, Inc. company guaranty
8s, 2012 (Canada)	238,256	212,048
Cenveo Corp. 144A company guaranty
sr. unsec. notes 10 1/2s, 2016	220,000	217,800
D.R. Horton, Inc. company guaranty 8s, 2009	172,000	171,570
D.R. Horton, Inc. company
guaranty sr. unsub. notes 5s, 2009	236,000	231,575
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	640,000	614,400
FelCor Lodging LP company guaranty
8 1/2s, 2011 (R)	427,000	417,393
Ford Motor Credit Co., LLC sr. notes
9 7/8s, 2011	503,000	422,563
Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010	316,000	272,752
Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009	139,000	126,598
Hanesbrands, Inc. company guaranty sr.
unsec. notes FRN Ser. B, 6.508s, 2014	230,000	213,900
Host Marriott LP sr. notes Ser. M, 7s,
2012 (R)	615,000	581,175
Jostens IH Corp. company guaranty
7 5/8s, 2012	454,000	446,055
Lamar Media Corp. sr. unsec. sub. notes
Ser. C, 6 5/8s, 2015	140,000	127,400
Levi Strauss & Co. sr. unsec. notes
8 7/8s, 2016	205,000	199,363
Levi Strauss & Co. sr. unsec. unsub.
notes 9 3/4s, 2015	502,000	504,510
Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	320,000	282,400
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	104,000	83,460
Meritage Homes Corp. sr. notes 7s, 2014	32,000	25,920
Meritor Automotive, Inc. notes 6.8s, 2009	269,000	264,629
MGM Mirage, Inc. company guaranty
8 1/2s, 2010	395,000	390,063
MGM Mirage, Inc. company guaranty
6s, 2009	881,000	866,684
NTK Holdings, Inc. sr. disc. notes
zero %, 2014	87,000	39,585
Oxford Industries, Inc. sr. notes
8 7/8s, 2011	390,000	376,350
Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	240,000	183,600
Pinnacle Entertainment, Inc. sr. sub.
notes 8 1/4s, 2012	251,000	246,608
Pulte Homes, Inc. company guaranty
7 7/8s, 2011	608,000	598,880

94

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (20.0%)* continued

Principal amount		Value

Consumer Cyclicals continued
Quebecor Media, Inc. sr. unsec. notes Ser. *,
7 3/4s, 2016 (Canada)	$60,000	$55,800
Realogy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014 (R)	510,000	354,450
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	55,000	45,100
Station Casinos, Inc. sr. notes 6s, 2012	290,000	230,550
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	44,000	38,830
Tenneco, Inc. 144A sr. unsec. notes
8 1/8s, 2015	310,000	280,550
Texas Industries, Inc. sr. unsec. notes
7 1/4s, 2013	267,000	265,665
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	214,000	136,960
THL Buildco, Inc. (Nortek Holdings, Inc.)
144A sr. sec. notes 10s, 2013	108,000	103,140
Toll Brothers, Inc. company guaranty
sr. unsec. sub. notes 8 1/4s, 2011	590,000	572,300
Tropicana Entertainment, LLC sr. sub.
notes 9 5/8s, 2014 (In default) †	220,000	104,500
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	217,000	135,083
Vertis, Inc. company guaranty Ser. B,
10 7/8s, 2009 (In default) †	469,000	206,360
Vertis, Inc. 144A unsec. sub. notes
13 1/2s, 2009 (In default) †	121,000	4,235
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	428,000	391,620
		11,279,082

Consumer Staples (2.0%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	445,000	391,600
AMC Entertainment, Inc. company
guaranty 11s, 2016	208,000	205,920
AMC Entertainment, Inc. sr. sub. notes
8s, 2014	171,000	151,763
Archibald Candy Corp. company
guaranty 10s, 2008 (In default) (F) †	79,400	1,166
Avis Budget Car Rental, LLC company
guaranty 7 3/4s, 2016	205,000	157,338
CCH I Holdings, LLC company guaranty
12 1/8s, 2015	15,000	9,038
CCH II, LLC sr. unsec. notes 10 1/4s, 2010	190,000	183,825
CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010	883,000	852,095
Church & Dwight Co., Inc. company
guaranty 6s, 2012	349,000	335,040
Cinemark, Inc. sr. disc. notes stepped-
coupon zero % (9 3/4s, 3/15/09), 2014 ††	370,000	351,500
Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	49,000	29,400
CSC Holdings, Inc. sr. notes 6 3/4s, 2012	394,000	370,360
Del Monte Corp. company guaranty
6 3/4s, 2015	250,000	238,125

CORPORATE BONDS AND NOTES (20.0%)* continued

	Principal amount	Value

Consumer Staples continued
Del Monte Corp. sr. sub. notes
8 5/8s, 2012	$470,000	$477,050
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	790,000	740,625
DirecTV Holdings, LLC 144A sr. notes
7 5/8s, 2016	110,000	108,350
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	1,637,000	1,514,225
Grupo Televisa SA 144A sr. unsec.
notes 6s, 2018 (Mexico)	365,000	354,769
Liberty Media, LLC sr. notes 5.7s, 2013	116,000	103,956
Liberty Media, LLC sr. unsec. notes
7 7/8s, 2009	139,000	140,353
Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014	2,000	2,015
Nielsen Finance LLC/Nielsen Finance Co.
company guaranty stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	318,000	218,625
Nielsen Finance LLC/Nielsen Finance Co.
144A company guaranty sr. unsec. notes
10s, 2014	135,000	139,219
Prestige Brands, Inc. sr. sub. notes
9 1/4s, 2012	302,000	302,000
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	290,000	294,350
Rite Aid Corp. company guaranty
9 3/8s, 2015	201,000	134,670
Rite Aid Corp. sec. notes 7 1/2s, 2017	230,000	185,725
Sara Lee Corp. sr. unsec. unsub. notes
6 1/4s, 2011	250,000	255,952
United Rentals NA, Inc. company
guaranty 6 1/2s, 2012	29,000	26,100
Young Broadcasting, Inc. company
guaranty 10s, 2011	177,000	99,120
Young Broadcasting, Inc. sr. sub. notes
8 3/4s, 2014	61,000	34,160
		8,408,434

Energy (3.1%)
Arch Western Finance, LLC sr. notes
6 3/4s, 2013	1,110,000	1,087,800
Chaparral Energy, Inc. company guaranty
sr. unsec. notes 8 7/8s, 2017	235,000	203,863
CHC Helicopter Corp. sr. sub. notes
7 3/8s, 2014 (Canada)	595,000	617,313
Chesapeake Energy Corp. sr. notes
7 1/2s, 2013	903,000	903,000
Complete Production Services, Inc.
company guaranty 8s, 2016	380,000	379,525
Comstock Resources, Inc. sr. notes
6 7/8s, 2012	420,000	412,650
Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)	175,000	184,625

95

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (20.0%)* continued

Principal amount			Value

Energy continued
Denbury Resources, Inc. sr. sub. notes
7 1/2s, 2015		$235,000	$233,825
Dong Energy A/S jr. unsec. sub. notes
FRN 5 1/2s, 2035 (Denmark)	EUR	156,000	224,506
El Paso Natural Gas Co. debs.
8 5/8s, 2022		$160,000	177,546
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011		350,000	343,875
Forest Oil Corp. sr. notes 8s, 2011		465,000	478,950
Gaz Capital for Gazprom 144A sr.
unsec. notes 7.288s, 2037 (Luxembourg)		240,000	220,560
Gaz Capital SA 144A company guaranty
sr. unsec. bond 8.146s, 2018 (Luxembourg)		149,000	155,887
Gaz Capital SA 144A company guaranty
sr. unsec. bond 7.343s, 2013 (Luxembourg)		129,000	132,965
Gaz Capital SA 144A sr. unsec. 6.51s,
2022 (Luxembourg)		207,000	185,783
Harvest Operations Corp. sr. notes 7 7/8s,
2011 (Canada)		456,000	433,200
Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016		325,000	333,125
Hornbeck Offshore Services, Inc. sr. notes
Ser. B, 6 1/8s, 2014		395,000	379,200
Key Energy Services, Inc. 144A sr. notes
8 3/8s, 2014		150,000	153,000
Lukoil International Finance 144A company
guaranty 6.656s, 2022 (Netherlands)		430,000	390,763
Lukoil International Finance 144A company
guaranty 6.356s, 2017 (Netherlands)		180,000	169,425
Massey Energy Co. sr. notes 6 5/8s, 2010		225,000	225,000
Newfield Exploration Co. sr. sub. notes
6 5/8s, 2014		294,000	276,360
Offshore Logistics, Inc. company guaranty
6 1/8s, 2013		245,000	235,813
Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011		261,530	272,934
Pacific Energy Partners/Pacific Energy
Finance Corp. sr. notes 7 1/8s, 2014		290,000	292,442
Peabody Energy Corp. company
guaranty 7 3/8s, 2016		620,000	618,450
Pemex Finance, Ltd. bonds 9.69s, 2009
(Cayman Islands)		192,500	196,430
Pemex Project Funding Master Trust 144A
company guaranty 6 5/8s, 2035		380,000	374,909
Pemex Project Funding Master Trust 144A
company guaranty 5 3/4s, 2018		480,000	474,000
Pemex Project Funding Master Trust 144A
notes 6 5/8s, 2038		350,000	343,875
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013		220,000	225,500
Petroleum Co. of Trinidad & Tobago Ltd.
144A sr. unsec. notes 6s, 2022 (Trinidad)		650,000	611,039
Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018		205,000	216,788

CORPORATE BONDS AND NOTES (20.0%)* continued

	Principal amount		Value

Energy continued
Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda)		$270,000	$244,350
Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015		60,000	60,450
Plains Exploration & Production Co.
company guaranty 7s, 2017		60,000	57,600
Pride International, Inc. sr. unsec. notes
7 3/8s, 2014		420,000	418,950
SandRidge Energy, Inc. sr. notes 8s, 2018 (S)		290,000	291,450
Williams Cos., Inc. (The) sr. unsec. notes
7 5/8s, 2019		320,000	336,000
			13,573,726

Financial (4.7%)
Banco Do Brasil 144A sr. unsec. 5.98s,
2017 (Cayman Islands)	BRL	393,000	200,592
Banco Nacional de Desenvolvimento
Economico e Social 144A sr. unsec.
notes 6.369s, 2018 (Brazil)		$160,000	159,200
Bear Stearns Cos., Inc. (The) notes
Ser. MTN, 6.95s, 2012		885,000	920,198
Bosphorus Financial Services, Ltd.
144A sec. sr. notes FRN 4.476s, 2012
(Cayman Islands)		1,019,063	983,002
GMAC, LLC sr. unsec. unsub. notes
7 3/4s, 2010		66,000	56,439
GMAC, LLC sr. unsec. unsub. notes
7s, 2012		70,000	48,897
GMAC, LLC sr. unsec. unsub. notes
6 7/8s, 2012		471,000	322,530
GMAC, LLC sr. unsec. unsub. notes
6 7/8s, 2011		70,000	50,300
GMAC, LLC sr. unsec. unsub. notes
6 3/4s, 2014		934,000	616,856
GMAC, LLC sr. unsec. unsub. notes
6 5/8s, 2012		510,000	345,832
GMAC, LLC sr. unsec. unsub. notes
FRN 4.882s, 2014		52,000	34,182
Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037		215,000	199,040
HSBC Capital Funding LP/ Jersey
Channel Islands company guaranty sub.
FRB 5.13s, 2049 (Jersey)	EUR	208,000	277,941
HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s, 2015		$70,000	57,400
HUB International Holdings, Inc.
144A sr. unsec. unsub. notes 9s, 2014		50,000	45,250
iStar Financial, Inc. sr. unsec. notes
Ser. B, 4 7/8s, 2009 (R)		80,000	76,800
JPMorgan Chase & Co. 144A
sr. unsec. notes FRN 6.364s, 2011	RUB	28,000,000	1,200,640
JPMorgan Chase & Co. 144A sr.
unsec. FRN 6.46s, 2017		$500,000	496,350

96

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (20.0%)* continued

Principal amount			Value

Financial continued
JPMorgan Chase & Co. 144A unsec.
unsub. notes 0.189s, 2012	INR	14,000,000	$312,738
Lender Processing Services, Inc.
144A sr. unsec. notes 8 1/8s, 2016		$453,000	453,566
Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015		105,000	105,525
Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		184,000	175,720
Liberty Mutual Insurance 144A
notes 7.697s, 2097		480,000	407,265
Merrill Lynch & Co., Inc. notes
5.45s, 2013		620,000	581,870
Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 3.12s, 2011		265,000	241,743
MetLife Capital Trust X 144A collateral
trust FRB 9 1/4s, 2068		700,000	791,168
Morgan Stanley sr. unsec. bonds
6.188s, 2017	BRL	1,360,000	643,850
Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015		$161,000	148,523
RSHB Capital SA for OJSC Russian
Agricultural Bank notes 6.299s,
2017 (Luxembourg)		495,000	456,712
RSHB Capital SA for OJSC Russian
Agricultural Bank sub. bonds FRB 6.97s,
2016 (Luxembourg)		250,000	241,370
Russian Agricultural Bank 144A notes
7 3/4s, 2018 (Luxembourg)		370,000	362,600
Russian Agricultural Bank 144A notes
7 1/8s, 2014 (Luxembourg)		370,000	364,894
UBS Luxembourg SA for Sberbank unsec.
sub. notes stepped-coupon 6.23s
(7.429s, 2/11/10), 2015 (Luxembourg) ††		1,040,000	1,031,254
USI Holdings Corp. 144A sr. unsec.
notes FRN 6.551s, 2014		45,000	37,575
VTB Capital unsec. sub. notes FRN
6.315s, 2015 (Luxembourg)		1,950,000	1,929,720
VTB Capital SA bonds 6 1/4s,
2035 (Luxembourg)		695,000	646,350
VTB Capital SA sr. notes 6 1/4s,
2035 (Luxembourg)		400,000	372,000
VTB Capital SA 144A notes 7 1/2s,
2011 (Luxembourg)		1,000,000	1,016,200
VTB Capital SA 144A notes 6 7/8s,
2018 (Luxembourg)		781,000	761,475
VTB Capital SA 144A sec. notes 6.609s,
2012 (Luxembourg)		3,315,000	3,237,396
			20,410,963

Health Care (1.3%)
Community Health Systems, Inc. company
guaranty 8 7/8s, 2015		490,000	493,063
DaVita, Inc. company guaranty 6 5/8s, 2013		119,000	114,240
Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s, 2011 (Ireland)		165,000	162,319

CORPORATE BONDS AND NOTES (20.0%)* continued

Principal amount		Value

Health Care continued
HCA, Inc. company guaranty sr. sec.
notes 9 5/8s, 2016 ‡‡	$400,000	$412,000
HCA, Inc. sr. sec. notes 9 1/4s, 2016	460,000	473,800
HCA, Inc. sr. unsec. notes 6 3/8s, 2015	164,000	136,120
HCA, Inc. sr. unsec. notes 5 3/4s, 2014	202,000	168,165
Omnicare, Inc. company guaranty
6 3/4s, 2013	170,000	159,800
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	460,000	420,900
Service Corporation International debs.
7 7/8s, 2013	63,000	62,528
Service Corporation International
sr. notes 7s, 2017	127,000	121,285
Stewart Enterprises, Inc. sr. notes
6 1/4s, 2013	542,000	514,900
Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	225,000	175,500
Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	75,000	65,625
Tenet Healthcare Corp. notes 7 3/8s, 2013	325,000	305,500
Tenet Healthcare Corp. sr. unsec.
unsub. notes 6 3/8s, 2011	447,000	428,003
US Oncology, Inc. company guaranty
9s, 2012	395,000	392,038
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	372,000	368,280
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	260,000	272,350
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	153,000	152,235
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	135,000	129,600
		5,528,251

Technology (0.8%)
Advanced Micro Devices, Inc. sr. notes
7 3/4s, 2012	253,000	218,213
Ceridian Corp. 144A sr. unsec. notes
11 1/4s, 2015	227,000	206,003
Compucom Systems, Inc. sr. sub. notes
12 1/2s, 2015	125,000	114,375
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	378,000	307,125
Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s,
2016 (S)	278,000	211,975
Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 9 1/8s, 2014 ‡‡	276,000	214,590
Iron Mountain, Inc. company guaranty
8 5/8s, 2013	160,000	161,000
Iron Mountain, Inc. company guaranty
6 5/8s, 2016	140,000	130,900
Iron Mountain, Inc. company guaranty
sr. unsec. sub. notes 8s, 2020	440,000	432,850

97

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (20.0%)* continued

Principal amount		Value

Technology continued
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011 (Cayman Islands)	$11,000	$7,040
Nortel Networks, Ltd. company guaranty
sr. unsec. notes 10 3/4s, 2016 (Canada)	180,000	178,200
Nortel Networks, Ltd. company guaranty
sr. unsec. notes FRN 6.963s, 2011 (Canada)	195,000	184,275
Nortel Networks, Ltd. 144A
company guaranty sr. unsec. notes
10 3/4s, 2016 (Canada)	149,000	147,510
Sanmina Corp. company guaranty sr. unsec.
sub. notes 6 3/4s, 2013	194,000	174,115
Sanmina Corp. sr. unsec. sub. notes
8 1/8s, 2016	303,000	272,700
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	256,000	258,560
Travelport LLC company guaranty 9 7/8s, 2014	141,000	125,138
Unisys Corp. sr. unsec. unsub. notes
12 1/2s, 2016	204,000	204,000
		3,548,569

Utilities & Power (1.3%)
AES Corp. (The) sr. unsec. unsub.
notes 8s, 2017	105,000	102,900
AES Corp. (The) 144A sec. notes
8 3/4s, 2013	178,000	184,898
CMS Energy Corp. sr. notes 7 3/4s, 2010	155,000	161,762
Colorado Interstate Gas Co. debs.
6.85s, 2037	290,000	274,916
Edison Mission Energy sr. unsec. notes
7 3/4s, 2016	109,000	108,455
Edison Mission Energy sr. unsec. notes
7 1/2s, 2013	122,000	121,085
Edison Mission Energy sr. unsec. notes
7.2s, 2019 (S)	205,000	191,163
Edison Mission Energy sr. unsec. notes
7s, 2017	140,000	130,900
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	395,000	360,438
Florida Power Corp. 1st mtge. sec. bond
5.65s, 2018	65,000	65,598
Ipalco Enterprises, Inc. 144A sr. sec. notes
7 1/4s, 2016	95,000	93,575
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	1,182,000	1,162,793
NRG Energy, Inc. sr. notes 7 3/8s, 2016	170,000	160,013
Orion Power Holdings, Inc. sr. unsec. notes
12s, 2010	550,000	594,000
PNM Resources, Inc. unsec. unsub. notes
9 1/4s, 2015	481,000	496,633
Teco Finance, Inc. company guaranty sr.
unsec. unsub. notes 7.2s, 2011	150,000	155,902
Teco Finance, Inc. company guaranty sr.
unsec. unsub. notes 7s, 2012	255,000	265,909
Teco Finance, Inc. company guaranty sr.
unsec. unsub. notes 6 3/4s, 2015	24,000	24,156
Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	127,000	133,811

CORPORATE BONDS AND NOTES (20.0%)* continued

	Principal amount		Value

Utilities & Power continued
Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028		$65,000	$63,392
Transcontinental Gas Pipeline Corp.
sr. unsec. debs. 7 1/4s, 2026		350,000	357,875
Utilicorp United, Inc. sr. unsec. notes
9.95s, 2011		15,000	15,416
Vattenfall Treasury AB company
guaranty unsec. unsub. FRB 5 1/4s,
2049 (Sweden)	EUR	156,000	219,544
Williams Partners LP/ Williams
Partners Finance Corp. sr. unsec.
notes 7 1/4s, 2017		$105,000	105,000
			5,550,134

Total corporate bonds and notes (cost $90,662,812)			$86,192,119

FOREIGN GOVERNMENT BONDS AND NOTES (12.1%)*

	Principal amount		Value

Argentina (Republic of ) bonds 7s, 2013		$281,000	$217,073
Argentina (Republic of ) bonds Ser. $V,
10 1/2s, 2012	ARS	1,670,000	359,050
Argentina (Republic of ) bonds FRB
zero %, 2013		$2,362,000	1,124,312
Argentina (Republic of ) notes Ser. $dis,
8.28s, 2033		957,112	729,798
Argentina (Republic of ) sr. unsec.
unsub. bonds 7s, 2015		614,000	429,033
Argentina (Republic of ) sr. unsec.
unsub. bonds FRB 3.092s, 2012		4,673,750	3,934,026
Brazil (Federal Republic of ) bonds
6s, 2017		740,000	754,800
Brazil (Federal Republic of) notes
10s, 2012	BRL	61,700	355,505
Brazil (Federal Republic of ) notes
zero %, 2017	BRL	281,000	1,371,748
Canada (Government of ) bonds
Ser. WL43, 5 3/4s, 2029	CAD	585,000	704,639
Colombia (Republic of ) notes
10s, 2012 (S)		$1,359,000	1,574,741
Colombia (Republic of ) unsec.
unsub. bonds 7 3/8s, 2037		510,000	552,075
Colombia (Republic of ) unsec.
unsub. bonds 7 3/8s, 2017		340,000	369,750
Ecuador (Republic of ) bonds Ser.
REGS, 12s, 2012		1,350,072	1,377,073
Ecuador (Republic of ) regs notes
9 3/8s, 2015		100,000	103,000
Ghana (Republic of ) bonds 8 1/2s, 2017		235,000	241,016
Indonesia (Republic of ) 144A sr. unsec.
unsub. bonds Ser. JUN, 6 3/4s, 2014		280,000	280,350
Indonesia (Republic of ) 144A sr. unsec.
unsub. bonds 7 3/4s, 2038		550,000	517,000

98

Putnam VT Diversified Income Fund

FOREIGN GOVERNMENT BONDS AND NOTES (12.1%)* continued

	Principal amount		Value

Indonesia (Republic of ) bonds
14.275s, 2013	IDR	1,874,000,000	$210,990
Indonesia (Republic of ) bonds
14 1/4s, 2013	IDR	5,565,000,000	630,436
Indonesia (Republic of ) 144A
bonds 6 5/8s, 2037		$575,000	483,719
Japan (Government of ) CPI Linked
bonds Ser. 12, 1.2s, 2017	JPY	277,548,000	2,632,282
Japan (Government of ) CPI Linked
bonds Ser. 8, 1s, 2016	JPY	1,656,826,800	15,588,424
Mexican (Government of ) bonds
Ser. M 10, 8s, 2015	MXN	12,836,000	1,171,829
Peru (Republic of ) bonds
8 3/4s, 2033		$575,000	738,875
Russia (Federation of ) unsub.
5s, 2030		11,820	13,253
Russia (Federation of ) 144A unsub.
unsec. bonds 5s, 2030		2,210,906	2,478,979
South Africa (Republic of ) notes
5 7/8s, 2022		330,000	306,900
Sweden (Government of ) debs.
Ser. 1041, 6 3/4s, 2014	SEK	26,845,000	4,928,111
Turkey (Republic of ) notes
6 7/8s, 2036		$1,840,000	1,520,300
Ukraine (Government of ) 144A
bonds 6 3/4s, 2017		800,000	712,000
Ukraine (Government of ) 144A sr.
unsub. 6.58s, 2016 (S)		430,000	395,600
United Mexican States bonds
Ser. MTN, 8.3s, 2031		1,810,000	2,271,550
Venezuela (Republic of ) notes
10 3/4s, 2013		1,360,000	1,414,400
Venezuela (Republic of ) unsec. note
FRN Ser. REGS, 3.908s, 2011		690,000	621,000
Venezuela (Republic of ) unsub. bonds
5 3/8s, 2010		1,130,000	1,069,263

Total foreign government bonds and notes (cost $49,998,726)			$52,182,900

ASSET-BACKED SECURITIES (10.0%)*

	Principal amount		Value

Accredited Mortgage Loan Trust FRB
Ser. 05-1, Class M2, 3.173s, 2035		$150,000	$75,000
Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
2.633s, 2036		94,000	54,520
FRB Ser. 06-HE3, Class A2C,
2.633s, 2036		100,000	78,493
Ace Securities Corp. 144A Ser. 03-MH1,
Class M2, 6 1/2s, 2030 (F)		42,171	37,004
Ameriquest Mortgage Securities, Inc.
FRB Ser. 03-8, Class M2, 4.233s, 2033		211,089	46,440
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		326,000	270,115
Ser. 04-1A, Class E, 6.42s, 2039		175,000	127,572

ASSET-BACKED SECURITIES (10.0%)* continued

Principal amount		Value

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3,
4.753s, 2033	$23,521	$3,293
FRB Ser. 06-W4, Class A2C,
2.643s, 2036	178,000	125,490
Asset Backed Funding Certificates FRB
Ser. 04-OPT2, Class M2, 3.483s, 2033	236,525	122,993
Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 06-HE2, Class A3,
2.673s, 2036	38,589	33,537
FRB Ser. 06-HE4, Class A5,
2.643s, 2036	129,000	96,750
Asset Backed Securities Corp. Home
Equity Loan Trust 144A FRB Ser. 06-HE2,
Class M10, 4.983s, 2036	124,000	6
Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 3.182s, 2033	212,020	188,698
BankAmerica Manufactured Housing
Contract Trust Ser. 97-2, Class M, 6.9s, 2028	70,000	88,333
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 5.733s, 2034	223,000	156,889
FRB Ser. 06-PC1, Class M9, 4.233s, 2035	135,000	10,166
FRB Ser. 05-HE1, Class M3, 3.413s, 2035	210,000	69,300
Bear Stearns Asset Backed Securities, Inc.
144A FRB Ser. 06-HE2, Class M10,
4.733s, 2036	216,000	16,691
Bombardier Capital Mortgage
Securitization Corp.
FRB Ser. 00-A, Class A1, 2.631s, 2030	110,925	47,221
Ser. 00-A, Class A4, 8.29s, 2030	695,043	451,431
Ser. 00-A, Class A2, 7.575s, 2030	1,603,807	943,360
Ser. 99-B, Class A-5, 7.44s, 2020	46,967	29,589
Ser. 99-B, Class A4, 7.3s, 2016	510,764	269,786
Ser. 99-B, Class A3, 7.18s, 2015	854,535	512,892
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 3.551s, 2010	110,000	109,929
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11,
4.983s, 2035	222,000	22,200
FRB Ser. 05-HE4, Class M12,
4.533s, 2035	327,244	16,362
FRB Ser. 05-OPT1, Class M1,
2.903s, 2035	41,642	27,433
Conseco Finance Securitizations Corp.
FRB Ser. 02-1, Class M1A, 4.521s, 2033	1,609,000	1,383,740
FRB Ser. 01-4, Class M1, 4.221s, 2033	241,000	103,967
Ser. 00-2, Class A5, 8.85s, 2030	943,327	753,907
Ser. 00-4, Class A6, 8.31s, 2032	2,447,811	2,059,221
Ser. 00-5, Class A7, 8.2s, 2032	214,000	166,321
Ser. 00-1, Class A5, 8.06s, 2031	693,658	554,927
Ser. 00-4, Class A5, 7.97s, 2032	148,093	109,545
Ser. 00-5, Class A6, 7.96s, 2032	449,045	355,419

99

Putnam VT Diversified Income Fund

ASSET-BACKED SECURITIES (10.0%)* continued

Principal amount			Value

Conseco Finance Securitizations Corp.
Ser. 02-1, Class M1F, 7.954s, 2033		$12,000	$10,891
Ser. 01-3, Class M2, 7.44s, 2033		44,327	2,332
Ser. 01-4, Class A4, 7.36s, 2033		161,262	151,522
Ser. 00-6, Class A5, 7.27s, 2031		58,508	53,254
Ser. 01-1, Class A5, 6.99s, 2032		92,533	85,490
Ser. 01-3, Class A4, 6.91s, 2033		2,445,216	2,299,237
Ser. 02-1, Class A, 6.681s, 2033		791,800	778,439
Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 3.003s, 2035		41,000	27,060
FRB Ser. 05-14, Class 3A2, 2.723s, 2036		25,907	23,057
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s,
2038 (Cayman Islands)		361,000	252,700
DB Master Finance, LLC 144A Ser. 06-1,
Class M1, 8.285s, 2031		197,000	170,265
Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 3.153s, 2035		86,000	21,500
First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
2.633s, 2036		154,000	130,472
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 2.813s, 2036		217,000	149,773
FRB Ser. 06-2, Class 2A3, 2.653s, 2036		309,000	236,385
Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012		502,000	469,263
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s,
2043 (United Kingdom)	GBP	687,244	1,296,804
FRB Ser. 03-2, Class 2C1, 5.2s,
2043 (United Kingdom)	EUR	1,225,000	1,819,864
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$673,275	641,160
Ser. 94-4, Class B2, 8.6s, 2019		289,502	181,952
Ser. 93-1, Class B, 8.45s, 2018		294,792	251,576
Ser. 99-5, Class A5, 7.86s, 2030		3,103,887	2,641,408
Ser. 96-8, Class M1, 7.85s, 2027		304,000	250,982
Ser. 95-8, Class B1, 7.3s, 2026		285,417	240,036
Ser. 95-4, Class B1, 7.3s, 2025		289,077	265,980
Ser. 97-6, Class M1, 7.21s, 2029		182,000	133,060
Ser. 95-F, Class B2, 7.1s, 2021		29,459	22,094
Ser. 93-3, Class B, 6.85s, 2018		21,200	19,074
Ser. 99-3, Class A7, 6.74s, 2031		541,000	502,589
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		3,622,069	3,078,758
Ser. 99-5, Class M1A, 8.3s, 2026		119,000	107,195
Ser. 99-5, Class A4, 7.59s, 2028		42,451	41,602
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011		298,512	298,183
GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 2.633s, 2036		460,000	295,533

ASSET-BACKED SECURITIES (10.0%)* continued

Principal amount			Value

Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 4.483s,
2030 (Cayman Islands)		$289,000	$149,211
FRB Ser. 05-1A, Class E, 4.283s,
2030 (Cayman Islands)		63,492	42,540
Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 2.813s, 2036		108,000	70,200
Lehman ABS Manufactured Housing
Contract Ser. 01-B, Class A4, 5.27s, 2018		44,766	39,309
Lehman XS Trust FRB Ser. 07-6,
Class 2A1, 2.693s, 2037		1,098,749	792,967
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 5.481s, 2036
(Cayman Islands) (F)		660,000	329,759
FRB Ser. 02-1A, Class FFL, 5.231s, 2037
(Cayman Islands)		1,135,000	533,450
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 3.103s, 2035		240,000	100,800
FRB Ser. 06-4, Class 2A4, 2.743s, 2036		103,000	51,158
FRB Ser. 06-1, Class 2A3, 2.673s, 2036		141,000	119,145
Lothian Mortgages PLC 144A FRB
Ser. 3A, Class D, 6.684s, 2039
(United Kingdom)	GBP	700,000	1,288,853
Madison Avenue Manufactured
Housing Contract FRB
Ser. 02-A, Class B1, 5.733s, 2032		$925,076	666,055
MASTR Asset Backed Securities
Trust FRB Ser. 06-FRE2, Class A4,
2.633s, 2036		54,000	38,281
Mid-State Trust Ser. 11, Class B,
8.221s, 2038		96,611	80,701
Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3,
5.683s, 2034		100,559	35,196
FRB Ser. 05-HE2, Class M5,
3.163s, 2035		150,000	45,000
FRB Ser. 05-HE1, Class M3,
3.003s, 2034		150,000	67,500
FRB Ser. 06-NC4, Class M2,
2.783s, 2036		210,000	21,000
N-Star Real Estate CDO, Ltd.
144A FRB Ser. 04-2A, Class C1,
4.483s, 2039 (Cayman Islands)		500,000	412,500
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014		65,382	58,994
Ser. 04-B, Class C, 3.93s, 2012		35,513	32,215
New Century Home Equity Loan Trust
FRB Ser. 03-4, Class M3, 4.533s, 2033		13,122	1,050
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C,
2.643s, 2036		130,000	113,347
FRB Ser. 06-2, Class A2C,
2.633s, 2036		130,000	98,111

100

Putnam VT Diversified Income Fund

ASSET-BACKED SECURITIES (10.0%)* continued

Principal amount			Value

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027		$1,142,950	$662,225
Ser. 99-D, Class A1, 7.84s, 2029		706,295	571,605
Ser. 00-A, Class A2, 7.765s, 2017		100,119	76,471
Ser. 95-B, Class B1, 7.55s, 2021		150,000	84,000
Ser. 00-D, Class A4, 7.4s, 2030		709,000	460,850
Ser. 02-B, Class A4, 7.09s, 2032		294,823	274,863
Ser. 99-B, Class A4, 6.99s, 2026		759,135	676,389
Ser. 00-D, Class A3, 6.99s, 2022		403,385	387,895
Ser. 01-D, Class A4, 6.93s, 2031		397,424	269,612
Ser. 98-A, Class M, 6.825s, 2028		43,000	32,108
Ser. 01-E, Class A4, 6.81s, 2031		645,140	507,080
Ser. 01-C, Class A2, 5.92s, 2017		860,106	338,280
Ser. 01-D, Class A3, 5.9s, 2022		19,102	13,945
Ser. 02-C, Class A1, 5.41s, 2032 (F)		950,913	799,876
Ser. 01-E, Class A2, 5.05s, 2019		622,165	429,294
Ser. 02-A, Class A2, 5.01s, 2020		87,900	70,803
Oakwood Mortgage Investors, Inc. 144A
FRB Ser. 01-B, Class A2, 2.846s, 2018		53,361	40,480
Ser. 01-B, Class A4, 7.21s, 2030		141,785	115,867
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 9.216s,
2018 (Ireland)		627,000	551,760
FRB Ser. 05-A, Class E, 7.316s,
2012 (Ireland)		176,000	141,539
FRB Ser. 05-A, Class D, 4.216s,
2012 (Ireland)		175,000	140,000
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 4.983s, 2035		290,000	31,900
Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 3.313s, 2036		98,000	27,440
Park Place Securities, Inc. 144A FRB
Ser. 04-MHQ1, Class M10, 4.983s, 2034		54,350	3,261
People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1, Class 1A2,
2.613s, 2036		197,000	157,600
Permanent Financing PLC
FRB Ser. 6, Class 3C, 7.576s, 2042
(United Kingdom)	GBP	686,000	1,350,517
FRB Ser. 3, Class 3C, 3.846s, 2042
(United Kingdom)		$280,000	277,383
Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-NC3, Class A2,
2.673s, 2036		148,511	128,121
FRB Ser. 07-RZ1, Class A2,
2.643s, 2037		154,000	113,206
Residential Asset Securities Corp.
144A FRB Ser. 05-KS10, Class B,
5.233s, 2035		288,000	5,760
SAIL Net Interest Margin Notes
144A Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †		14,931	6

ASSET-BACKED SECURITIES (10.0%)* continued

Principal amount		Value

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2,
3.133s, 2035	$150,000	$45,000
FRB Ser. 07-NC2, Class A2B,
2.623s, 2037	144,000	97,200
SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO, 2.693s, 2036	219,000	103,040
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
2.653s, 2036	104,000	80,600
FRB Ser. 06-3, Class A3, 2.643s, 2036	461,000	364,551
Soundview Home Equity Loan Trust 144A
FRB Ser. 05-4, Class M10, 4.983s, 2036	284,000	8,520
South Coast Funding 144A FRB Ser. 3A,
Class A2, 3.916s, 2038 (Cayman Islands)	120,000	600
Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 2.743s, 2036	104,000	50,349
Structured Asset Investment Loan Trust 144A
FRB Ser. 05-HE3, Class M11, 4.983s, 2035	319,000	6,774
Structured Asset Receivables Trust 144A
FRB Ser. 05-1, 3.318s, 2015	1,318,275	1,227,232
TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	395,000	218,905
TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037	351,000	282,274
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3, 3.82s, 2044
(United Kingdom)	189,615	136,807

Total asset-backed securities (cost $50,619,362)		$43,017,360

SENIOR LOANS (9.6%)* (c)

Principal amount		Value

Basic Materials (1.0%)
Aleris International, Inc. bank term loan
FRN Ser. B, 4.563s, 2013	$275,798	$238,221
Domtar Corp. bank term loan FRN
3.779s, 2014 (Canada)	262,632	253,030
Georgia-Pacific, LLC bank term loan
FRN Ser. B, 4.449s, 2013	701,403	661,292
Georgia-Pacific, LLC bank term loan
FRN Ser. B2, 4.465s, 2012	197,500	186,206
Graphic Packaging Corp. bank term loan
FRN Ser. C, 5.587s, 2014	268,650	258,856
Hexion Specialty Chemicals, Inc. bank
term loan FRN Ser. C, 5.063s, 2013	14,850	13,317
Huntsman International, LLC bank
term loan FRN Ser. B, 4.233s, 2012	1,155,000	1,068,857
Momentive Performance Materials, Inc.
bank term loan FRN 4 3/4s, 2013	262,003	239,208
NewPage Holding Corp. bank term
loan FRN 6.563s, 2014	220,890	219,068
Novelis, Inc. bank term loan FRN
Ser. B, 4.7s, 2014	170,586	162,199

101

Putnam VT Diversified Income Fund

SENIOR LOANS (9.6%)* (c) continued

	Principal amount	Value

Basic Materials continued
Novelis, Inc. bank term loan FRN
Ser. B, 4.7s, 2014	$375,289	$356,837
Rockwood Specialties Group, Inc.
bank term loan FRN Ser. E, 4.399s, 2012	571,144	549,115
		4,206,206

Capital Goods (0.6%)
Allied Waste Industries, Inc. bank term
loan FRN 6.82s, 2012	75,096	74,116
Allied Waste Industries, Inc. bank term
loan FRN 4.268s, 2012	124,904	123,273
Berry Plastics Holding Corp. bank term
loan FRN 4.784s, 2015	99,000	89,383
Graham Packaging Co., LP bank term loan
FRN 4.982s, 2011	98,750	94,553
Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN 2.1s, 2014	47,441	44,446
Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN Ser. B, 4.801s, 2014	906,924	849,674
Hexcel Corp. bank term loan FRN Ser. B,
4.879s, 2012	197,499	193,549
Mueller Water Products, Inc. bank term
loan FRN Ser. B, 4.564s, 2014	261,692	247,517
Polypore, Inc. bank term loan FRN
Ser. B, 4.74s, 2014	190,662	182,559
Sensata Technologies BV bank term
loan FRN 4.663s, 2013 (Netherlands)	104,023	96,135
Sequa Corp. bank term loan FRN
6.025s, 2014	321,662	305,780
Transdigm, Inc. bank term loan FRN
4.801s, 2013	300,000	290,719
Wesco Aircraft Hardware Corp. bank
term loan FRN 5.06s, 2013	117,000	113,271
		2,704,975

Communication Services (0.8%)
Alltel Communications, Inc. bank term
loan FRN Ser. B2, 5.564s, 2015	588,518	584,251
Alltel Communications, Inc. bank term
loan FRN Ser. B3, 5.232s, 2015	612,000	607,563
Cricket Communications, Inc. bank term
loan FRN Ser. B, 6 1/2s, 2013	19,898	19,578
Crown Castle International Corp. bank
term loan FRN 4.301s, 2014	57,708	54,883
Fairpoint Communications, Inc. bank
term loan FRN Ser. B, 5 3/4s, 2015	390,000	348,284
Intelsat Corp. bank term loan FRN
Ser. B2, 5.184s, 2011	186,633	176,912
Intelsat Corp. bank term loan FRN
Ser. B2-A, 5.184s, 2013	186,689	176,965
Intelsat Corp. bank term loan FRN
Ser. B2-C, 5.184s, 2013	186,633	176,912
Intelsat, Ltd. bank term loan FRN
5.688s, 2014 (Bermuda)	375,000	330,000

SENIOR LOANS (9.6%)* (c) continued

	Principal amount	Value

Communication Services continued
Intelsat, Ltd. bank term loan FRN
Ser. B, 5.184s, 2013 (Bermuda)	$394,000	$382,673
Level 3 Communications, Inc. bank
term loan FRN 4.893s, 2014	117,000	107,903
MetroPCS Wireless, Inc. bank term
loan FRN 4.989s, 2013	263,783	251,789
PAETEC Holding Corp. bank term
loan FRN 5.363s, 2013	44,888	42,868
PAETEC Holding Corp. bank term
loan FRN Ser. B1, 4.983s, 2013	114,096	108,961
Time Warner Telecom, Inc. bank
term loan FRN Ser. B, 4.49s, 2013	184,911	176,822
West Corp. bank term loan FRN
5.092s, 2013	116,705	106,701
		3,653,065

Consumer Cyclicals (2.0%)
Allison Transmission bank term loan
FRN Ser. B, 5.333s, 2014	309,951	275,921
Aramark Corp. bank term loan
FRN 4.83s, 2014	6,989	6,589
Aramark Corp. bank term loan
FRN Ser. B, 4.676s, 2014	110,011	103,723
CCM Merger, Inc. bank term loan
FRN Ser. B, 4.764s, 2012	66,761	62,755
Cenveo, Inc. bank term loan FRN
Ser. C, 4.551s, 2014	176,859	165,805
Cenveo, Inc. bank term loan FRN
Ser. DD, 4.551s, 2014	5,893	5,525
Claire’s Stores, Inc. bank term loan
FRN 5.445s, 2014	271,454	196,295
Dana Corp. bank term loan FRN
6 3/4s, 2015	355,215	323,838
Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN Ser. B,
6.814s, 2014	335,000	326,765
GateHouse Media, Inc. bank term
loan FRN Ser. B, 4.93s, 2014	160,000	112,000
GateHouse Media, Inc. bank term
loan FRN Ser. B, 4.65s, 2014	440,598	309,153
GateHouse Media, Inc. bank term
loan FRN Ser. DD, 4.714s, 2014	164,402	115,356
Golden Nugget, Inc. bank term
loan FRN Ser. B, 4.49s, 2014	73,182	66,595
Golden Nugget, Inc. bank term loan
FRN Ser. DD, 1 3/4s, 2014 (U)	41,818	38,055
Goodman Global Holdings, Inc.
bank term loan FRN Ser. B, 7.502s, 2011	286,000	281,889
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 4.54s, 2010	1,292,000	1,168,453
Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B2, 5.919s, 2015	116,708	106,415
Isle of Capri Casinos, Inc. bank term
loan FRN 4.551s, 2014	151,412	134,126

102

Putnam VT Diversified Income Fund

SENIOR LOANS (9.6%)* (c) continued

Principal amount		Value

Consumer Cyclicals continued
Isle of Capri Casinos, Inc. bank term
loan FRN Ser. A, 4.551s, 2014	$45,653	$40,441
Isle of Capri Casinos, Inc. bank term
loan FRN Ser. B, 4.551s, 2014	60,565	53,650
Landsource Communities/NWHL
Investment bank term loan FRN 6 3/4s, 2013	329,252	241,588
Lear Corp bank term loan FRN 5.133s, 2013	529,141	482,400
Michaels Stores, Inc. bank term loan
FRN Ser. B, 4.872s, 2013	237,588	197,049
National Bedding Co. bank term loan
FRN 4.605s, 2011	50,871	40,697
Navistar Financial Corp. bank term loan
FRN 5.754s, 2012	165,867	156,537
Navistar International Corp. bank term
loan FRN 6.234s, 2012	456,133	430,476
Neiman Marcus Group, Inc. bank term
loan FRN Ser. B, 4.422s, 2013	338,564	322,059
Reader’s Digest Association, Inc. (The)
bank term loan FRN Ser. B, 4.601s, 2014	296,250	257,182
Realogy Corp. bank term loan FRN
5.32s, 2013 (R)	159,600	135,204
Realogy Corp. bank term loan FRN
Ser. B, 5.475s, 2013 (R)	592,800	502,186
Standard-Pacific Corp. bank term
loan FRN Ser. B, 4.469s, 2013	162,500	134,740
Tribune Co. bank term loan FRN Ser. B,
5.482s, 2014	697,950	524,335
TRW Automotive, Inc. bank term loan
FRN Ser. B, 4.218s, 2014	133,988	129,382
United Components, Inc. bank term loan
FRN Ser. D, 4.698s, 2012	316,667	302,417
Visant Holding Corp. bank term loan
FRN Ser. C, 5.171s, 2010	227,564	223,581
Visteon Corp. bank term loan FRN
Ser. B, 7.2s, 2013	940,000	753,469
Yankee Candle Co., Inc. bank term loan
FRN 4.805s, 2014	69,000	62,661
		8,789,312

Consumer Staples (2.7%)
Affinion Group, Inc. bank term loan
FRN Ser. B, 5.17s, 2013	731,743	704,912
Cablevision Systems Corp. bank term
loan FRN 4.225s, 2013	898,405	852,085
Cebridge Connections, Inc. bank term
loan FRN Ser. B, 4.724s, 2013	519,750	486,096
Charter Communications Operating, LLC
bank term loan FRN 8 1/2s, 2014	189,525	188,340
Charter Communications, Inc. bank
term loan FRN 5.301s, 2014	150,000	124,125
Charter Communications, Inc. bank
term loan FRN 4.9s, 2014	1,573,502	1,378,602
Cinemark USA, Inc. bank term loan
FRN 4.482s, 2013	333,502	317,035

SENIOR LOANS (9.6%)* (c) continued

Principal amount		Value

Consumer Staples continued
Citadel Communications bank term
loan FRN Ser. B, 4.284s, 2014	$315,000	$272,475
Dean Foods Co. bank term loan FRN
Ser. B, 4.305s, 2014	544,500	514,144
DirecTV Holdings, LLC bank term loan
FRN 5 1/4s, 2013	265,000	263,079
Idearc, Inc. bank term loan FRN
Ser. B, 4.787s, 2014	925,561	737,878
Insight Midwest, LP bank term loan
FRN Ser. B, 4.69s, 2014	96,576	92,606
Jarden Corp. bank term loan FRN
Ser. B1, 4.551s, 2012	197,443	187,900
Jarden Corp. bank term loan FRN
Ser. B2, 4.551s, 2012	98,728	93,956
Mediacom Communications Corp.
bank term loan FRN Ser. C, 4.227s, 2015	492,846	450,646
Mediacom Communications Corp.
bank term loan FRN Ser. D2, 4.227s, 2015	88,650	81,115
MGM Studios, Inc. bank term loan
FRN Ser. B, 5.946s, 2011	686,000	560,070
Paxson Communications Corp. bank
term loan FRN Ser. B, 5.963s, 2012	195,000	156,000
Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 5.37s, 2014	715,362	665,108
R.H. Donnelley, Inc. bank term loan
FRN 6.583s, 2011	419,589	411,132
R.H. Donnelley, Inc. bank term loan
FRN Ser. D1, 6.628s, 2011	222,394	217,900
Rental Service Corp. bank term loan
FRN 6.23s, 2013	380,000	319,438
Rite-Aid Corp. bank term loan FRN
Ser. B, 4.227s, 2014	79,800	71,621
Six Flags Theme Parks bank term loan
FRN 4.873s, 2015	476,400	419,083
Spanish Broadcasting Systems, Inc.
bank term loan FRN 4.56s, 2012	334,624	269,372
Spectrum Brands, Inc. bank term loan
FRN 2.309s, 2013	21,751	20,563
Spectrum Brands, Inc. bank term loan
FRN Ser. B1, 6.633s, 2013	389,629	369,498
Universal City Development Partners
bank term loan FRN Ser. B, 4.411s, 2011	462,727	448,845
Univision Communications, Inc.
bank term loan FRN Ser. B, 5.124s, 2014	592,000	485,292
VNU Group BV bank term loan FRN
Ser. B, 4.734s, 2013 (Netherlands)	116,704	108,639
Warner Music Group bank term loan
FRN Ser. B, 4.646s, 2011	140,205	132,610
Young Broadcasting, Inc. bank term loan
FRN Ser. B, 5.189s, 2012	205,908	185,317
		11,585,482

103

Putnam VT Diversified Income Fund

SENIOR LOANS (9.6%)* (c) continued

Principal amount		Value

Energy (0.3%)
CR Gas Storage bank term loan
FRN 4.232s, 2013	$14,509	$13,916
CR Gas Storage bank term loan
FRN 4.198s, 2013	35,124	33,690
CR Gas Storage bank term loan
FRN Ser. B, 4.534s, 2013	216,985	208,125
CR Gas Storage bank term loan
FRN Ser. DD, 4.227s, 2013	23,793	22,821
Enterprise GP Holdings, LP bank
term loan FRN 4.853s, 2014	185,000	182,109
EPCO Holding, Inc. bank term
loan FRN Ser. A, 3.858s, 2012	185,000	178,988
Hercules Offshore, Inc. bank
term loan FRN Ser. B, 4.45s, 2013	49,625	47,971
MEG Energy Corp. bank term loan
FRN 4.8s, 2013 (Canada)	73,313	69,968
MEG Energy Corp. bank term loan
FRN Ser. DD, 4.8s, 2013 (Canada)	74,719	71,419
Petroleum Geo-Services ASA bank
term loan FRN 4.55s, 2015 (Norway)	104,867	100,847
Targa Resources, Inc. bank term loan
FRN 4.654s, 2012	204,047	198,095
Targa Resources, Inc. bank term loan
FRN 2.571s, 2012	115,161	111,802
		1,239,751

Financial (0.1%)
General Growth Properties, Inc. bank
term loan FRN Ser. A, 3.6s, 2010 (R)	85,000	75,951
Hub International, Ltd. bank term loan
FRN Ser. B, 5.196s, 2014	105,413	97,638
Hub International, Ltd. bank term loan
FRN Ser. DD, 5.196s, 2014 (U)	23,680	21,933
Nuveen Investments, Inc. bank term
loan FRN Ser. B, 5.483s, 2014	299,250	278,751
		474,273

Health Care (0.6%)
Community Health Systems, Inc. bank
term loan FRN Ser. B, 4.859s, 2014	430,980	405,701
Community Health Systems, Inc. bank
term loan FRN Ser. DD, 1/2s, 2014 (U)	22,292	20,984
Davita, Inc. bank term loan FRN Ser. B,
4.084s, 2012	200,000	191,875
Health Management Associates, Inc.
bank term loan FRN 4.551s, 2014	938,311	870,753
Healthsouth Corp. bank term loan
FRN Ser. B, 5.29s, 2013	270,015	254,682
IASIS Healthcare, LLC/IASIS Capital
Corp. bank term loan FRN 8.163s, 2014	276,562	241,992
IASIS Healthcare, LLC/IASIS Capital
Corp. bank term loan FRN 7.62s, 2014	20,198	19,104
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. B, 4.483s, 2014	218,904	207,046
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. DD, 4.483s, 2014	75,743	71,640

SENIOR LOANS (9.6%)* (c) continued

Principal amount		Value

Health Care continued
LifePoint, Inc. bank term loan FRN
Ser. B, 4.274s, 2012	$158,330	$153,976
Mylan, Inc. bank term loan FRN
Ser. B, 5 3/4s, 2014	119,400	118,075
Sun Healthcare Group, Inc. bank
term loan FRN 2.596s, 2014	19,507	18,141
Sun Healthcare Group, Inc. bank
term loan FRN Ser. B, 4.789s, 2014	90,051	83,747
Sun Healthcare Group, Inc. bank
term loan FRN Ser. DD, 4.912s, 2014	12,053	11,209
		2,668,925

Technology (0.6%)
Activant Solutions Holdings, Inc. bank
term loan FRN Ser. B, 4.748s, 2013	135,000	119,306
Compucom Systems, Inc. bank term
loan FRN 5.99s, 2014	163,763	151,480
First Data Corp. bank term loan FRN
Ser. B1, 5.261s, 2014	270,251	247,719
First Data Corp. bank term loan FRN
Ser. B3, 5.552s, 2014	373,838	343,152
Flextronics International, Ltd. bank term
loan FRN Ser. B, 4.963s, 2014 (Singapore)	142,893	130,093
Flextronics International, Ltd. bank term
loan FRN Ser. B, 4.947s, 2014 (Singapore)	497,269	452,722
Freescale Semiconductor, Inc. bank term
loan FRN Ser. B, 4.209s, 2013	76,611	69,161
JDA Software Group, Inc. bank term loan
FRN Ser. B, 5.072s, 2013	26,833	25,558
Sabre Holdings Corp. bank term loan
FRN 4.691s, 2014	194,362	159,446
SunGard Data Systems, Inc. bank term
loan FRN 4.508s, 2014	561,080	530,431
Travelport bank term loan FRN 5.196s, 2013	4,550	4,080
Travelport bank term loan FRN Ser. B,
4.733s, 2013	69,418	62,245
Travelport bank term loan FRN Ser. DD,
4.733s, 2013	69,906	62,776
		2,358,169

Transportation (0.3%)
Ceva Group PLC bank term loan FRN
7.38s, 2015 (Netherlands)	1,485,000	1,069,200
Delta Airlines, Inc. bank term loan FRN
4.897s, 2012	2,250	1,847
UAL Corp. bank term loan FRN Ser. B,
4.779s, 2014	97,333	72,189
		1,143,236

Utilities & Power (0.6%)
Dynegy Holdings, Inc. bank term loan
FRN 3.983s, 2013	565,000	530,253
Energy Future Holdings Corp. bank term
loan FRN Ser. B2, 6.235s, 2014	514,707	475,961
Energy Future Holdings Corp. bank term
loan FRN Ser. B3, 6.262s, 2014	527,350	487,305

104

Putnam VT Diversified Income Fund

SENIOR LOANS (9.6%)* (c) continued

	Principal amount		Value

Utilities & Power continued
NRG Energy, Inc. bank term loan
FRN 7.84s, 2014 (U)		$135,000	$128,250
NRG Energy, Inc. bank term loan
FRN 4.346s, 2014		199,483	189,648
NRG Energy, Inc. bank term loan
FRN 4.301s, 2014		407,244	387,164
Reliant Energy, Inc. bank term loan
FRN 2.339s, 2014		335,000	317,413
			2,515,994

Total senior loans (cost $44,060,389)			$41,339,388

PURCHASED OPTIONS OUTSTANDING (1.4%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a fixed
rate of 5.355%
versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	$15,663,000	$860,525
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.355% versus
the three month
USD-LIBOR-BBA maturing
on November 12, 2019.	Nov-09/5.355	15,663,000	439,660
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a fixed
rate of 5.355% versus the
three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	15,663,000	860,525
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate
of 5.355% versus the
three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	15,663,000	439,660
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.03% versus the
three month
USD-LIBOR-BBA
maturing on
February 16, 2020.	Feb-10/5.03	25,080,000	1,074,427

PURCHASED OPTIONS OUTSTANDING (1.4%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.03%
versus the three month
USD-LIBOR-BBA maturing
on February 16, 2020.	Feb-10/5.03	$25,080,000	$1,065,398
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 4.41% versus the
three month
USD-LIBOR-BBA maturing
on August 5, 2018.	Aug-08/4.41	6,290,000	173,290
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 4.41% versus
the three month
USD-LIBOR-BBA maturing
on August 5, 2018.	Aug-08/4.41	6,290,000	24,531
Option on an interest
rate swap with Lehman
Brothers Special Financing,
Inc. for the right to receive
a fixed rate of 5.37% versus
the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.37	15,663,000	871,333
Option on an interest
rate swap with Lehman
Brothers Special Financing,
Inc. for the right to pay a
fixed rate of 5.37% versus
the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.37	15,663,000	432,769

Total purchased options outstanding (cost $6,087,322)			$6,242,118

CONVERTIBLE PREFERRED STOCKS (0.1%)*

		Shares	Value

Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.		1,987	$48,682
Lehman Brothers Holdings, Inc.
Ser. P, 7.25% cv. pfd.		627	504,378

Total convertible preferred stocks (cost $682,165)			$553,060

105

Putnam VT Diversified Income Fund

COMMON STOCK (—%)*

	Shares	Value

AboveNet, Inc. †	207	$12,627
Bohai Bay Litigation, LLC (Units) (F)	842	11,914
VFB LLC (acquired various dates from
6/22/99 to 12/8/03, cost $535,954) (F) ‡ †	815,601	16,872
XCL Warranty Escrow (F)	842	60,094

Total common stocks (cost $607,561)		$101,507

WARRANTS (—%)* †

	Expiration	Strike
	date	price	Warrants	Value

AboveNet, Inc.	9/8/10	$24.00	102	$3,468
AboveNet, Inc.	9/8/08	20.00	87	3,482
New ASAT Finance, Ltd.
(Cayman Islands) (F)	2/1/11	0.01	2,860	16
Dayton Superior Corp.
144A (F)	6/15/09	0.01	890	2,983
Smurfit Kappa Group
PLC 144A (Ireland)	10/1/13	EUR 0.001	422	18,122

Total warrants (cost $32,896)				$28,071

SHORT-TERM INVESTMENTS (3.7%)*

	Principal amount		Value

Egypt Treasury Bills for an effective
yield of 10.58%, December 2, 2008	EGP	3,725,000	$669,444
Egypt Treasury Bills for an effective
yield of 9.776%, September 2, 2008	EGP	6,525,000	1,204,317
Short-term investments held as
collateral for loaned securities with
yields ranging from 2.00% to 3.75%
and due dates ranging from July 1,
2008 to August 19, 2008 (d)		$2,388,741	2,386,030
U.S. Treasury Bills with effective yields
ranging from 1.177% to 1.995%,
September 18, 2008 #		11,651,000	11,615,721

Total short-term investments (cost $15,865,220)			$15,875,512

Total investments (cost $832,251,945)			$827,519,706

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at June 30, 2008
(as a percentage of Portfolio Value):
United States			88.5%
Japan			2.2
Luxembourg			1.3
United Kingdom			1.2
Argentina			0.8
Canada			0.7
Sweden			0.6
Mexico			0.5
Other			4.2

Total			100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/08
(aggregate face value $78,231,906) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$16,562,160	$15,890,844	7/16/08	$671,316
British Pound	10,251,322	10,086,740	9/17/08	164,582
Canadian Dollar	546,882	548,936	7/16/08	(2,054)
Danish Krone	372,318	365,024	9/17/08	7,294
Euro	18,070,609	17,934,868	9/17/08	135,741
Japanese Yen	1,642,756	1,639,304	8/20/08	3,452
Malaysian Ringgit	1,345,646	1,382,879	8/20/08	(37,233)
Mexican Peso	195,276	189,602	7/16/08	5,674
Norwegian Krone	21,197,730	21,053,335	9/17/08	144,395
Polish Zloty	3,497,363	3,388,366	9/17/08	108,997
Swiss Franc	5,817,119	5,752,008	9/17/08	65,111

Total				$1,267,275

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/08
(aggregate face value $76,086,163) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$4,783	$4,765	7/16/08	$(18)
British Pound	2,419,178	2,408,687	9/17/08	(10,491)
Canadian Dollar	15,059,155	15,069,916	7/16/08	10,761
Euro	27,938,449	27,608,373	9/17/08	(330,076)
Hungarian Forint	3,004,539	2,850,016	9/17/08	(154,523)
Japanese Yen	3,947,457	3,968,177	8/20/08	20,720
South African Rand	1,035,624	1,013,861	7/16/08	(21,763)
Swedish Krona	16,079,202	16,037,570	9/17/08	(41,632)
Swiss Franc	7,280,182	7,124,798	9/17/08	(155,384)

Total				$(682,406)

FUTURES CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian
Government
Treasury Bond
10 yr (Short)	86	$57,841,684	Sep-08	$(173,468)
Canadian
Government
Bond 10 yr (Long)	7	808,227	Sep-08	(4,916)
Euro-Bobl
5 yr (Long)	114	18,991,593	Sep-08	(244,703)
Euro-Bund
10 yr (Long)	401	69,828,814	Sep-08	(52,201)
Euro-Dollar
90 day (Short)	92	22,188,100	Jun-09	160,962
Euro-Dollar
90 day (Short)	272	65,426,200	Sep-09	517,335

106

Putnam VT Diversified Income Fund

FUTURES CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar
90 day (Short)	489	$117,280,538	Dec-09	$1,036,845
Euro-Dollar
90 day (Short)	16	3,829,800	Mar-10	23,031
Euro-Schatz
2 yr (Short)	74	11,925,222	Sep-08	(19,500)
Japanese
Government Bond
10 yr (Long)	63	80,488,115	Sep-08	607,825
Japanese
Government Bond
10 yr Mini (Short)	1	127,561	Sep-08	(919)
Sterling Interest
Rate 90 day (Long)	30	7,009,212	Dec-08	(75,949)
Sterling Interest
Rate 90 day (Long)	306	71,547,334	Jun-09	(883,067)
Sterling Interest
Rate 90 day (Long)	193	45,131,068	Sep-09	(510,722)
Sterling Interest
Rate 90 day (Long)	55	12,855,019	Mar-09	(153,741)
U.K. Gilt 10 yr (Long)	19	3,953,333	Sep-08	(76,173)
U.S. Treasury Bond
20 yr (Long)	1,089	125,881,594	Sep-08	2,384,364
U.S. Treasury Note
10 yr (Long)	358	40,784,031	Sep-08	53,045
U.S. Treasury Note
5 yr (Short)	1,398	154,555,453	Sep-08	260,380
U.S. Treasury Note
2 yr (Short)	4,607	973,012,797	Sep-08	(2,011,850)

Total				$836,578

WRITTEN OPTIONS OUTSTANDING at 6/30/08
(premiums received $2,733,218) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.00%
versus the three month
USD-LIBOR-BBA maturing
on December 19, 2018.	$1,362,000	Dec-08/5.00	$46,512

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of 5.00%
versus the three month
USD-LIBOR-BBA maturing
on December 19, 2018.	1,362,000	Dec-08/5.00	25,919

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.51%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	19,678,500	May-12/5.51	1,246,436

WRITTEN OPTIONS OUTSTANDING at 6/30/08
(premiums received $2,733,218) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of
5.51% versus the three
month USD-LIBOR-BBA
maturing on May 14, 2022.	$19,678,500	May-12/5.51	$860,541

Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for
the obligation to pay a fixed
rate of 5.515% versus the
three month USD-LIBOR-BBA
maturing on May 14, 2022.	9,839,000	May-12/5.515	625,957

Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 5.515% versus the
three month USD-LIBOR-BBA
maturing on May 14, 2022.	9,839,000	May-12/5.515	429,079

Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate
of 5.52% versus the three month
USD-LIBOR-BBA maturing on
May 14, 2022.	3,935,500	May-12/5.52	250,691

Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 5.52% versus the three
month USD-LIBOR-BBA
maturing on May 14, 2022.	3,935,500	May-12/5.52	170,919

Total			$3,656,054

TBA SALE COMMITMENTS OUTSTANDING at 6/30/08
(proceeds receivable $228,469,023) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, July 1, 2038	$1,000,000	7/14/08	$1,028,594
FNMA, 5 1/2s, July 1, 2038	180,000,000	7/14/08	177,356,250
FNMA, 5s, July 1, 2038	53,000,000	7/14/08	50,784,764

Total		$229,169,608

107

Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)
			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$1,800,000		$—	1/27/14	4.35%	3 month USD-LIBOR-BBA	$(24,767)

	13,700,000		—	3/30/09	3.075%	3 month USD-LIBOR-BBA	(109,533)

	14,753,000		—	6/6/18	4.6675%	3 month USD-LIBOR-BBA	(14,397)

	25,016,000		—	5/23/10	3 month USD-LIBOR-BBA	3.155%	(144,285)

	40,786,000		—	9/24/09	3 month USD-LIBOR-BBA	4.7375%	1,231,269

	400,000		—	9/1/15	3 month USD-LIBOR-BBA	4.53%	6,207

	7,819,000		—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(45,907)

Citibank, N.A.
JPY	812,000,000		—	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(96,245)

	$10,850,000		—	9/29/13	5.078%	3 month USD-LIBOR-BBA	(536,514)

	15,860,000		—	7/27/09	5.504%	3 month USD-LIBOR-BBA	(678,875)

	36,123,000		—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(748,481)

	11,678,000		—	11/9/09	4.387%	3 month USD-LIBOR-BBA	(198,072)

	12,000,000		—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(441,789)

	27,601,000		—	11/23/17	4.885%	3 month USD-LIBOR-BBA	(574,885)

AUD	8,770,000		—	12/11/17	6 month AUD-BBR-BBSW	7.04%	(238,983)

Citibank, N.A., London
JPY	960,000,000		—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	68,329

Credit Suisse First Boston International
	$4,835,700		—	7/9/14	4.945%	3 month USD-LIBOR-BBA	(226,350)

Credit Suisse International
CHF	3,910,000		—	3/13/18	6 month CHF-LIBOR-BBA	3.3175%	(138,037)

CHF	17,290,000		—	3/15/10	2.59%	6 month CHF-LIBOR-BBA	221,115

CHF	17,290,000		—	3/15/10	2.6625%	6 month CHF-LIBOR-BBA	197,138

CHF	3,910,000		—	3/14/18	6 month CHF-LIBOR-BBA	3.3%	(143,671)

	$496,000		—	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(24,396)

	894,000		—	10/16/17	3 month USD-LIBOR-BBA	5.297%	49,373

	6,325,020		—	11/6/17	4.97021%	3 month USD-LIBOR-BBA	(178,267)

EUR	20,540,000		—	7/4/15	3.93163%	6 month EUR-EURIBOR-Telerate	1,666,792

Deutsche Bank AG
EUR	4,260,000	(E)	—	4/26/38	6 month EUR-EURIBOR-Reuters	5.065%	87,956

EUR	35,220,000	(E)	—	4/30/12	6 month EUR-EURIBOR-Reuters	4.31%	(746,599)

EUR	30,100,000	(E)	—	4/30/15	4.475%	6 month EUR-EURIBOR-Reuters	875,087

EUR	8,420,000	(E)	—	4/30/20	6 month EUR-EURIBOR-Reuters	4.7975%	(204,479)

GBP	15,073,000		—	6/26/10	6 month GBP-LIBOR-BBA	6.18%	(29,394)

ZAR	8,620,000		—	7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	(94,468)

	$2,040,000		—	10/16/17	3 month USD-LIBOR-BBA	5.297%	112,663

	1,410,000		—	11/7/17	3 month USD-LIBOR-BBA	5.056%	49,057

Goldman Sachs International
SEK	72,780,000	(E)	—	3/2/11	3 month SEK-STIBOR-SIDE	4.2475%	(281,183)

SEK	17,430,000	(E)	—	3/4/19	4.80%	3 month SEK-STIBOR-SIDE	108,087

	$20,420,000		—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(461,313)

EUR	19,730,000		—	3/26/10	6 month EUR-EURIBOR-Reuters	4.129%	(645,524)

GBP	16,440,000		—	3/29/10	6 month GBP-LIBOR-BBA	5.25%	(576,096)

GBP	3,980,000		—	3/27/18	5.0675%	6 month GBP-LIBOR-BBA	369,326

	$8,676,000		—	4/2/18	4.076%	3 month USD-LIBOR-BBA	373,359

	20,167,000		—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(681,697)

CHF	26,450,000		—	4/5/10	2.89%	6 month CHF-LIBOR-BBA	227,809

CHF	6,020,000		—	4/3/18	6 month CHF-LIBOR-BBA	3.42%	(167,434)

	$82,829,000		—	4/8/10	3 month USD-LIBOR-BBA	2.64%	(1,177,621)

108

Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International continued
CHF	8,430,000		$—	4/1/10	2.9%	6 month CHF-LIBOR-BBA	$69,644

CHF	1,910,000		—	4/2/18	6 month CHF-LIBOR-BBA	3.44%	(49,895)

	$10,304,000		—	4/23/18	4.43%	3 month USD-LIBOR-BBA	163,348

	14,587,000		—	5/19/18	4.525%	3 month USD-LIBOR-BBA	139,572

JPY	2,972,900,000		—	5/7/10	6 month JPY-LIBOR-BBA	1.09125%	(38,916)

JPY	654,040,000	(E)	—	5/7/18	2.205%	6 month JPY-LIBOR-BBA	11,598

JPY	549,700,000		—	6/10/16	1.953%	6 month JPY-LIBOR-BBA	(95,675)

	$4,200,000		—	7/25/09	5.327%	3 month USD-LIBOR-BBA	(169,593)

	59,200,000	(E)	—	3/8/12	3 month USD-LIBOR-BBA	4.99%	354,608

	1,832,000		—	9/14/14	4.906%	3 month USD-LIBOR-BBA	(73,949)

	894,000		—	9/14/17	5.0625%	3 month USD-LIBOR-BBA	(41,231)

	53,800,000		—	3/10/10	4.779%	3 month USD-LIBOR-BBA	(1,912,203)

	40,090,500		—	9/19/09	3 month USD-LIBOR-BBA	4.763%	1,237,149

	76,832,600		—	9/21/09	3 month USD-LIBOR-BBA	4.60%	2,153,170

	21,423,400		—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(1,109,479)

GBP	1,650,000	(E)	—	1/25/38	4.41%	6 month GBP-LIBOR-BBA	(93,960)

CHF	15,650,000		—	2/4/13	6 month CHF-LIBOR-BBA	2.8125%	(534,370)

EUR	10,150,000		—	2/4/13	4.0525%	6 month EUR-EURIBOR-Reuters	734,143

GBP	1,650,000	(E)	—	1/7/38	4.33625%	6 month GBP-LIBOR-BBA	(73,899)

JPMorgan Chase Bank, N.A.
	$111,794,000		—	4/27/09	5.034%	3 month USD-LIBOR-BBA	(2,177,939)

	3,098,000		—	3/7/18	4.45%	3 month USD-LIBOR-BBA	11,909

	12,555,000		—	3/12/18	3 month USD-LIBOR-BBA	4.4525%	(53,157)

	12,762,000		—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(234,569)

	71,570,000		—	3/14/18	4.775%	3 month USD-LIBOR-BBA	(1,567,783)

	26,583,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	(1,015,812)

	56,404,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	(722,066)

	23,000,000		—	3/6/16	3 month USD-LIBOR-BBA	5.176%	1,322,016

	21,924,000		—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	(570,838)

	41,694,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	(236,089)

	4,970,000		—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(201,974)

	6,920,000		—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(294,859)

	700,000		—	7/25/17	3 month USD-LIBOR-BBA	5.652%	66,792

	11,000,000		—	5/10/15	3 month USD-LIBOR-BBA	4.687%	176,636

	5,000,000		—	5/10/35	5.062%	3 month USD-LIBOR-BBA	(84,291)

	15,000,000		—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(155,864)

	4,100,000		—	8/13/12	3 month USD-LIBOR-BBA	5.2%	230,866

	2,959,000		—	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(193,168)

	1,127,000		—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(71,172)

	14,538,000		—	9/11/27	5.27%	3 month USD-LIBOR-BBA	(847,240)

	16,339,000		—	5/4/16	5.62375%	3 month USD-LIBOR-BBA	(1,243,734)

JPY	3,880,000,000		—	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(612,099)

	$76,832,600		—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	2,167,256

	21,423,400		—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(1,111,035)

	1,364,000		—	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(79,635)

	40,450,000		—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(932,493)

	780,000		—	11/7/17	3 month USD-LIBOR-BBA	5.05771%	27,241

	11,678,000		—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(199,885)

	12,000,000		—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(448,271)

	63,553,000		—	11/30/17	4.705%	3 month USD-LIBOR-BBA	(406,518)

109

Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)		date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
	$22,802,000		$—	12/11/17	3 month USD-LIBOR-BBA	4.65%	$33,292

	15,400,000		—	8/4/08	3 month USD-LIBOR-BBA	5.40%	308,905

	8,600,000		—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	718,330

	59,827,000		—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(1,120,978)

	17,075,000		—	2/5/18	3 month USD-LIBOR-BBA	4.28%	(280,089)

Lehman Brothers Special Financing, Inc.
	21,228,000		14,696	3/14/18	4.35%	3 month USD-LIBOR-BBA	283,392

	54,065,000		—	3/19/13	3 month USD-LIBOR-BBA	3.0675%	(2,255,862)

	46,705,000		—	3/20/13	3 month USD-LIBOR-BBA	3.215%	(1,635,911)

	37,080,000		—	3/26/10	3 month USD-LIBOR-BBA	2.3525%	(461,357)

	37,080,000		—	3/26/10	3 month USD-LIBOR-BBA	2.395%	(430,872)

	3,780,000	(E)	—	3/26/38	5.05%	3 month USD-LIBOR-BBA	70,081

	26,583,000		—	3/20/13	3 month USD-LIBOR-BBA	3.07%	(1,106,737)

	7,560,000	(E)	—	3/22/38	5.29%	3 month USD-LIBOR-BBA	(227)

	77,534,000		—	3/20/13	3 month USD-LIBOR-BBA	3.155%	(2,928,055)

EUR	5,040,000	(E)	—	3/22/38	6 month EUR-EURIBOR-Reuters	4.864%	(20,955)

	$98,894,000		—	3/25/10	3 month USD-LIBOR-BBA	2.345%	(1,240,533)

	25,900,000		—	3/25/13	3 month USD-LIBOR-BBA	3.2292%	(896,559)

	8,800,000		—	3/25/38	4.583%	3 month USD-LIBOR-BBA	433,717

	98,894,000		—	3/25/10	3 month USD-LIBOR-BBA	2.268%	(1,387,423)

	51,881,000		—	3/25/10	3 month USD-LIBOR-BBA	2.275%	(721,184)

GBP	13,150,000		—	3/22/10	6 month GBP-LIBOR-BBA	5.075%	(546,296)

GBP	3,710,000		—	3/20/18	4.99%	6 month GBP-LIBOR-BBA	388,966

EUR	3,330,000	(E)	—	3/29/38	6 month EUR-EURIBOR-Reuters	4.9625%	27,009

EUR	35,370,000	(E)	—	4/12/12	6 month EUR-EURIBOR-Reuters	4.10%	(956,998)

EUR	30,100,000	(E)	—	4/13/15	4.31%	6 month EUR-EURIBOR-Reuters	1,192,697

EUR	8,400,000	(E)	—	4/13/20	6 month EUR-EURIBOR-Reuters	4.6575%	(335,359)

	$49,773,000		—	4/16/18	4.405%	3 month USD-LIBOR-BBA	856,165

	8,479,000		—	4/21/38	4.945%	3 month USD-LIBOR-BBA	$4,506

	6,390,000	(E)	—	4/26/38	5.3325%	3 month USD-LIBOR-BBA	(21,918)

EUR	16,220,000	(E)	—	6/3/18	6 month EUR-EURIBOR-Reuters	4.912%	(26,567)

	$57,180,000	(E)		7/2/18	5.19%	3 month USD-LIBOR-BBA	—

EUR	38,930,000	(E)		7/2/18	6 month EUR-EURIBOR-Reuters	4.9425%	—

	$66,000,000		—	6/10/13	3 month USD-LIBOR-BBA	4.127%	(308,552)

	12,604,000		—	6/10/38	5.1275%	3 month USD-LIBOR-BBA	(321,384)

EUR	8,050,000	(E)	—	6/11/38	4.52%	6 month EUR-EURIBOR-Reuters	356,250

	$12,080,000	(E)	—	6/11/38	3 month USD-LIBOR-BBA	5.54%	234,594

EUR	7,100,000	(E)	—	6/12/38	4.7625%	6 month EUR-EURIBOR-Reuters	107,345

	$10,650,000	(E)	—	6/12/38	3 month USD-LIBOR-BBA	5.4175%	107,032

EUR	16,220,000	(E)	—	6/12/18	4.7225%	6 month EUR-EURIBOR-Reuters	192,097

	$24,069,000	(E)	—	6/12/18	3 month USD-LIBOR-BBA	5.1575%	(42,121)

	46,286,000		—	6/20/18	3 month USD-LIBOR-BBA	4.0575%	(2,278,499)

	24,069,000	(E)	—	6/3/18	5.28%	3 month USD-LIBOR-BBA	(64,024)

	54,156,000		—	6/12/17	3 month USD-LIBOR-BBA	5.717%	4,466,613

	32,862,000		—	6/14/17	3 month USD-LIBOR-BBA	5.8725%	3,079,173

	38,817,000		—	8/3/08	3 month USD-LIBOR-BBA	5.425%	783,359

	9,049,000		—	8/3/11	3 month USD-LIBOR-BBA	5.445%	559,884

	87,000		—	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(7,564)

110

Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
	$554,000		$—	10/23/08	3 month USD-LIBOR-BBA	5.26%	$6,453

	223,000		—	10/23/16	3 month USD-LIBOR-BBA	5.3275%	12,650

	554,000		—	10/23/08	5.255%	3 month USD-LIBOR-BBA	(6,437)

	223,000		—	10/23/16	5.325%	3 month USD-LIBOR-BBA	(12,611)

	25,107,000		—	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(663,700)

	63,445,000		—	8/31/09	3 month USD-LIBOR-BBA	4.89%	2,134,712

	13,401,000		—	8/31/27	5.4925%	3 month USD-LIBOR-BBA	(1,175,515)

	13,401,000		—	9/4/27	5.4475%	3 month USD-LIBOR-BBA	(1,093,082)

	63,445,000		—	9/4/09	3 month USD-LIBOR-BBA	4.836%	2,068,295

	68,824,000		—	9/11/09	3 month USD-LIBOR-BBA	4.6525%	2,042,754

	2,284,000		—	9/11/17	5.0525%	3 month USD-LIBOR-BBA	(104,180)

	26,727,000		—	9/19/09	3 month USD-LIBOR-BBA	4.755%	821,488

	76,832,600		—	9/24/09	3 month USD-LIBOR-BBA	4.695%	2,271,570

	21,423,400		—	9/24/17	5.285%	3 month USD-LIBOR-BBA	(1,338,288)

	36,123,000		—	10/26/12	4.61375%	3 month USD-LIBOR-BBA	(727,744)

JPY	991,400,000		—	6/10/16	1.7775%	6 month JPY-LIBOR-BBA	(49,215)

	$390,000		—	11/7/17	3 month USD-LIBOR-BBA	5.05521%	13,545

	11,678,000		—	11/9/09	4.403%	3 month USD-LIBOR-BBA	(200,795)

	12,000,000		—	11/9/17	5.067%	3 month USD-LIBOR-BBA	(427,361)

	44,647,000		—	12/11/17	3 month USD-LIBOR-BBA	4.839%	714,941

JPY	1,700,000,000		—	10/21/15	1.61%	6 month JPY-LIBOR-BBA	44,803

	$23,409,000		—	1/16/18	4.375%	3 month USD-LIBOR-BBA	169,397

	2,734,210		—	2/8/13	3.441%	3 month USD-LIBOR-BBA	62,498

	40,840,000		—	2/14/13	3.563%	3 month USD-LIBOR-BBA	709,866

EUR	2,520,000	(E)	—	3/26/38	6 month EUR-EURIBOR-Reuters	4.74%	(48,181)

	$37,080,000		—	3/26/10	3 month USD-LIBOR-BBA	2.325%	(481,105)

EUR	19,730,000		—	3/29/10	6 month EUR-EURIBOR-Reuters	4.25%	(587,600)

	$5,000,000	(E)	—	3/29/38	5.31%	3 month USD-LIBOR-BBA	(8,150)

Merrill Lynch Capital Services, Inc.
	36,123,000		—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(731,891)

	20,192,000		—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	63,325

JPY	549,700,000		—	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(112,498)

Merrill Lynch Derivative Products AG
JPY	274,800,000		—	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(59,213)

Morgan Stanley Capital Services, Inc.
GBP	6,290,000		—	3/28/18	5.065%	6 month GBP-LIBOR-BBA	585,933

GBP	26,070,000		—	3/29/10	6 month GBP-LIBOR-BBA	5.21%	(952,061)

	$416,000		—	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(26,180)

Total							$(15,049,602)

(E) See Note 1 to the financial statements regarding extended effective dates.

111

Putnam VT Diversified Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
	$2,135,000	(1)(F)	7/1/08	Banc of America	The spread	$(48,383)
				Securities AAA	return of Banc
				10 year Index	of America
				multiplied by	Securities- CMBS
				the modified	AAA 10 year Index
				duration factor
				minus 125 bp

	36,998,000	(1)(F)	11/1/08	Banc of America	The spread	(309,710)
				Securities AAA	return of Banc
				10 year Index	of America
				multiplied by	Securities- CMBS
				the modified	AAA 10 year Index
				duration factor
				minus 20 bp

Goldman Sachs International
	988,000	(F)	9/15/11	678 bp (1 month	Ford Credit Auto	(13,738)
				USD-LIBOR-BBA)	Owner Trust
					Series 2005-B
					Class D

EUR	16,248,000	(F)	3/26/09	(2.27%)	Eurostat	202,175
					Eurozone HICP
					excluding tobacco

EUR	9,090,000		4/30/13	2.375%	French Consumer	(314,376)
					Price Index
					excluding tobacco

EUR	9,090,000	(F)	4/30/13	(2.41%)	Eurostat	432,338
					Eurozone HICP
					excluding tobacco

EUR	9,090,000		5/6/13	2.34%	French Consumer	(330,701)
					Price Index
					excluding tobacco

EUR	9,090,000		5/6/13	(2.385%)	Eurostat	367,063
					Eurozone HICP
					excluding tobacco

GBP	5,454,000		5/9/13	3.10%	GBP Non-revised	(365,696)
					Retail Price
					Index

GBP	1,188,000		1/7/38	3.485%	GBP Non-revised	(257,693)
					UK Retail Price
					Index excluding
					tobacco

GBP	1,581,000		1/7/18	(3.11%)	GBP Non-revised	215,711
					UK Retail Price
					Index excluding
					tobacco

GBP	1,581,000	(F)	1/24/18	(3.26%)	GBP Non-revised	168,249
					UK Retail Price
					Index excluding
					tobacco

GBP	1,188,000	(F)	1/24/38	3.6665%	GBP Non-revised	(153,892)
					UK Retail Price
					Index excluding
					tobacco

JPMorgan Chase Bank, N.A.
	$6,650,700	(1)(F)	8/1/08	Change in spread	The spread	(684,084)
				of Lehman	return of Lehman
				Brothers AAA	Brothers AAA
				8.5+ Commercial	8.5+ CMBS Index
				Mortgage Backed	adjusted by
				Securities Index	modified
				minus 17.5 bp	duration factor

112

Putnam VT Diversified Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc.
$8,124,000		7/2/10	(3.4075%)	USA Non Revised	$—
Consumer Price
Index- Urban
(CPI-U)

2,687,000	(1)	7/1/08	Lehman Brothers	The spread	(55,296)
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
minus 75 bp

2,687,000	(2)	7/1/08	(Beginning	The spread	(119,605)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 100 bp)

3,045,000	(1)(F)	8/1/08	Lehman Brothers	The spread	(29,403)
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
plus 40 bp

3,045,000	(1)(F)	8/1/08	Lehman Brothers	The spread	(27,880)
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
plus 50 bp

6,834,000	(1)(F)	8/1/08	Lehman Brothers	The spread	(88,200)
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
minus 25 bp

21,090,000	(1)(F)	11/1/08	Lehman Brothers	The spread	(306,606)
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
minus 125 bp

Merrill Lynch Capital Services, Inc.
54,589,334		7/14/08	(2.61%) 5.50%	FNMA 5.50% 30 YR	(314,049)
TBA

Morgan Stanley Capital Services, Inc.
6,938,000	(1)(F)	8/1/08	Beginning	The spread	(73,106)
			of period nominal	return of Lehman
			spread of Lehman	Brothers Aaa
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

Total					$(2,106,882)

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

(1) Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

(2) Fund pays the net fixed and total return payment if positive and receives the net fixed and total return payment if negative.

113

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	$—		$100,000		12/20/08	550 bp	$(3,004)

DJ ABX NA CMBX BBB Index	96		140,000	(F)	10/12/52	(134 bp)	40,061

DJ ABX NA HE AAA Index	101,418		870,026	(F)	7/25/45	18 bp	30,189

DJ CDX NA HY Series 9
Index	7,496		3,997,620		12/20/12	(375 bp)	357,744

Financial Security
Assurance Inc.	—		460,000	(F)	12/20/12	95 bp	(86,815)

Ford Motor Co., 7.45%,
7/16/31	—		340,000		3/20/12	(525 bp)	89,147

Ford Motor Credit Co.,
7%, 10/1/13	—		1,020,000		3/20/12	285 bp	(248,675)

Idearc, Inc T/L Bank
Loan	—		400,000		6/20/12	(152 bp)	41,822

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—		885,000		9/20/13	269 bp	(2,770)

Nalco, Co.
7.75%,11/15/11	—		65,000		9/20/12	350 bp	(1,190)

Visteon Corp., 7%,
3/10/14	(119,531)		450,000		9/20/13	(500 bp)	33,835

Barclays Bank PLC
Peru CD	—		859,623		1/7/09	170 bp	6,478

Peru CD	—		816,013		11/10/08	170 bp	5,704

Bear Stearns Credit Products, Inc.
Claire’s Stores,
9 5/8%, 6/1/15	—		50,000		6/20/12	230 bp	(7,774)

Citibank, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	—		105,000		12/20/08	725 bp	(2,252)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—		100,000		12/20/08	800 bp	(1,777)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—		100,000		12/20/08	825 bp	(1,654)

Advanced Micro Devices
Inc., 7.75%, 11/1/12	—		1,870,000		3/20/09	575 bp	1,677

DJ ABX HE A Index	2,025,275		2,852,500		1/25/38	369 bp	(551,388)

DJ ABX HE AAA Index	496,335		1,711,500		1/25/38	76 bp	(429,929)

DJ ABX NA HE AAA Index	173,362		1,622,215		7/25/45	18 bp	39,242

DJ ABX NA HE AAA Index	337,094		4,030,989		7/25/45	18 bp	3,822

DJ ABX NA HE AAA Index	326,879		4,030,989		7/25/45	18 bp	(6,393)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—		180,000		9/20/12	495 bp	(20,325)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—		215,000		6/20/13	585 bp	(7,893)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—		45,000		3/20/09	275 bp	(275)

Sara Lee Corp., 6 1/8%,
11/1/32	—		250,000		9/20/11	(43 bp)	(318)

Seat Pagine Gialle
S.P.A., 8%, 4/30/14	—	EUR	400,000		3/20/13	815 bp	(2,561)

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	198,000		3/20/13	(495 bp)	(4,572)

114

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Credit Suisse First Boston International
Ukraine Government,
7.65%, 6/11/13	$—		$795,000		10/20/11	194 bp	$(27,200)

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	—		160,000		6/20/09	165 bp	(6,222)

DJ ABX NA HE AAA Index	206,883		1,355,119		7/25/45	18 bp	95,732

DJ CMB NA CMBX AA Index	(177,040)		792,000	(F)	10/12/52	(25 bp)	(45,705)

DJ CMB NA CMBX AAA Index	133,156		800,000	(F)	12/13/49	8 bp	67,621

DJ CMB NA CMBX AAA Index	1,425,810		9,101,500	(F)	2/17/51	35 bp	812,788

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—		110,000		6/20/17	297 bp	(12,055)

Freeport-McMoRan Copper
& Gold, Inc.	—		440,000		3/20/12	41 bp	(2,049)

Freeport-McMoRan Copper
& Gold, Inc.	—		441,600		3/20/12	(82 bp)	(844)

Harrahs Operating Co.
Inc., 5 5/8%, 6/1/15	—		135,000		3/20/09	600 bp	(1,304)

Republic of Peru,
8 3/4%, 11/21/33	—		455,000		4/20/17	125 bp	(6,877)

Deutsche Bank AG
DJ ABX NA HE AAA Index	81,212		781,648		7/25/45	18 bp	14,822

DJ ABX NA HE AAA Index	217,239		2,857,534		7/25/45	18 bp	(25,467)

DJ iTraxx Europe Series
8 Version 1	(46,043)	EUR	480,000		12/20/12	(375 bp)	(13,778)

DJ iTraxx Europe Series
9 Version 1	135,598	EUR	1,985,000		6/20/13	(650 bp)	(19,473)

General Electric
Capital Corp., 6%,
6/15/12	—		$280,000		9/20/13	109 bp	(6,828)

Grohe Holding GmBh,
8 5/8%, 10/1/14	—	EUR	115,000		6/20/09	400 bp	1,274

Grohe Holding GmBh,
8 5/8%, 10/1/14	—	EUR	420,000		6/20/09	400 bp	4,654

India Government Bond,
5.87%, 1/2/10	—		$3,410,000	(F)	1/11/10	170 bp	24,288

iStar Financial, Inc.,
6%, 12/15/10	22,275		330,000		3/20/09	500 bp	11,907

Korea Monetary STAB
Bond, 5%, 2/14/09	—		1,240,000	(F)	2/23/09	105 bp	2,143

Korea Monetary STAB
Bond, 5.04%, 1/24/09	—		925,000	(F)	2/2/09	130 bp	3,919

Korea Monetary STAB
Bond, 5.15%, 2/12/10	—		1,240,000	(F)	2/19/10	115 bp	4,948

Malaysian Government,
6.844%, 10/1/09	—		1,529,000		10/1/09	90 bp	10,191

Nalco, Co. 7.75%,
11/15/11	—		60,000		12/20/12	363 bp	(1,120)

Republic of Argentina,
8.28%, 12/31/33	—		187,500		4/20/13	(565 bp)	3,771

Republic of Argentina,
8.28%, 12/31/33	—		490,000		8/20/12	(380 bp)	34,088

Republic of Argentina,
8.28%, 12/31/33	—		1,755,000		3/20/13	(551 bp)	32,986

Republic of Brazil,
12 1/4%, 3/6/30	—		700,000		10/20/17	105 bp	(21,198)

115

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Deutsche Bank AG continued
Republic of China, zero
coupon, 12/5/08	$—	$2,068,000		(F)	12/12/08	115 bp	$7,236

Republic of Indonesia,
6.75%, 2014	—		435,000		9/20/16	292 bp	(7,564)

Republic of Peru,
8 3/4%, 11/21/33	—		455,000		4/20/17	126 bp	(6,336)

Republic of South
Korea, 5.45%, 1/23/10	—		480,000	(F)	2/1/10	101 bp	900

Republic of Turkey,
11 7/8%, 1/15/30	—		680,000		6/20/14	195 bp	(42,365)

Republic of Venezuela,
9 1/4%, 9/15/27	—		440,000		6/20/14	220 bp	(66,035)

Russian Federation,
7 1/2%, 3/31/30	—		187,500		4/20/13	(112 bp)	(805)

Russian Federation,
7.5%, 3/31/30	—		550,000		8/20/17	86 bp	(14,480)

Smurfit Kappa Funding,
10 1/8%, 10/1/12	—	EUR	390,000		6/20/09	135 bp	75

United Mexican States,
7.5%, 4/8/33	—	$1,095,000			3/20/14	56 bp	(32,983)

United Mexican States,
7.5%, 4/8/33	—		405,000		4/20/17	66 bp	(19,147)

Unity Media GmBh,
8 3/4%, 2/15/15	—	EUR	375,000		6/20/13	460 bp	(14,674)

Virgin Media Finance
PLC, 8 3/4%, 4/15/14	—	EUR	375,000		9/20/13	477 bp	(9,910)

Goldman Sachs International
Advanced Micro Devices,
7 3/4%, 11/1/12	—		$325,000		3/20/09	515 bp	(1,127)

Any one of the
underlying securities
in the basket of BB
CMBS securities	—		3,016,000		(a)	2.461%	(442,136)

DJ ABX HE A Index	417,474		623,000		1/25/38	369 bp	(144,618)

DJ ABX HE AAA Index	146,418		623,000	(F)	1/25/38	76 bp	(190,671)

DJ ABX NA HE AAA Index	105,260		1,384,578		7/25/45	18 bp	(4,507)

DJ CDX NA CMBX AAA Index	40,233		1,100,000		3/15/49	7 bp	(37,645)

DJ CDX NA HY Series 9
Index	446,422		9,276,300		12/20/12	375 bp	(366,313)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		3,280,000		12/20/10	429 bp	117,919

DJ CDX NA HY Series 9
Index 25-35% tranche	—		2,370,000		12/20/10	108.65 bp	(96,075)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		4,100,000		12/20/10	305 bp	26,002

DJ CDX NA IG Series 10
Index	76,012		3,960,000		6/20/18	(150 bp)	25,647

DJ CDX NA IG Series 10
Index 30-100% tranche	—	17,856,000			6/20/13	(50 bp)	13,102

General Motors Corp.,
7 1/8%, 7/15/13	—		210,000		9/20/08	620 bp	(2,068)

General Motors Corp.,
7 1/8%, 7/15/13	—		990,000		9/20/08	620 bp	(9,747)

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—		885,000		9/20/17	(67.8 bp)	91,343

116

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Goldman Sachs International continued
Lighthouse
International Co, SA,
8%, 4/30/14	$—	EUR	350,000		3/20/13	680 bp	$(23,597)

Merrill Lynch & Co.,
5%, 1/15/15	—		$885,000		9/20/17	(59.8 bp)	86,250

Rhodia SA, Euribor +275,
10/15/13	—	EUR	190,000		9/20/13	(367 bp)	6,501

Rhodia SA, Euribor +275,
10/15/13	—	EUR	160,000		9/20/13	(387 bp)	3,499

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	350,000		3/20/13	597 bp	28,847

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	460,000		12/20/10	(340 bp)	(4,151)

JPMorgan Chase Bank, N.A.
Codere Finance
(Luxembourg) S.A.,
8.25%, 6/15/15	—	EUR	350,000		3/20/13	795 bp	35,268

DJ CDX NA HY Series 9
Index 25-35% tranche	—	$2,430,000			12/20/10	105.5 bp	(100,329)

DJ CDX NA IG Series 10
Index	(11,954)		2,000,000		6/20/13	155 bp	2,013

DJ CDX NA IG Series 10
Index	(1,765)		320,000		6/20/13	155 bp	470

DJ CDX NA IG Series 9
Index	—		7,840,000	(F)	12/20/12	(13.55 bp)	120,811

DJ iTraxx Europe
Crossover Series 8
Version 1	(187,066)	EUR	1,400,000		12/20/12	(375 bp)	(92,960)

Freeport-McMoRan Copper
& Gold, Inc.	—		$883,300		3/20/12	(85 bp)	(2,588)

Idearc, Inc T/L Bank
Loan	—		400,000		6/20/12	79 bp	(49,699)

iStar Financial, Inc.,
6%, 12/15/10	22,050		315,000	(F)	3/20/09	500 bp	12,927

Republic of Argentina,
8.28%, 12/31/33	—		520,000		6/20/14	235 bp	(94,625)

Republic of Hungary,
4 3/4%, 2/3/15	—		495,000		4/20/13	(171.5 bp)	(9,367)

Republic of Indonesia,
6.75%, 3/10/14	—		700,000		6/20/17	171.5 bp	(70,263)

Republic of Turkey,
11 7/8%, 1/15/30	—		725,000		5/20/17	230 bp	(62,261)

Republic of Turkey,
11 7/8%, 1/15/30	—		535,000		5/20/17	244 bp	(41,095)

Republic of Turkey,
11 7/8%, 1/15/30	—		175,000		10/20/12	154 bp	(8,217)

Russian Federation,
7 1/2%, 3/31/30	—		590,000		5/20/17	60 bp	(26,945)

Russian Federation,
7.5%, 3/31/30	—		825,000		8/20/12	65 bp	(9,468)

Russian Federation,
7.5%, 3/31/30	—		550,000		8/20/17	85 bp	(14,896)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—		170,000		6/20/13	595 bp	(4,781)

Smurfit-Stone Container
Enterprises, 7 1/2%,
6/1/13	—		60,000	(F)	3/20/13	685 bp	(3,232)

117

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	$—		$645,000		3/20/09	525 bp	$(1,771)

Bear Stearns Co. Inc.,
5.3%, 10/30/15	—		885,000		9/20/17	(77 bp)	17,200

Community Health
Systems, 8 7/8%, 7/15/15	—		160,000		12/20/12	360 bp	(5,688)

DJ ABX HE A Index	417,474		623,000		1/25/38	369 bp	(144,100)

DJ ABX HE A Index	433,680		624,000		1/25/38	369 bp	(128,795)

DJ ABX HE AAA Index	146,418		623,000	(F)	1/25/38	76 bp	(190,671)

DJ ABX HE AAA Index	174,720		624,000	(F)	1/25/38	76 bp	(162,910)

DJ ABX HE AAA Index	330,890		1,141,000	(F)	1/25/38	76 bp	(286,475)

DJ ABX HE PEN AAA Index	20,789		294,071	(F)	5/25/46	11 bp	(22,140)

DJ ABX HE PEN AAA Index	21,293		295,915	(F)	5/25/46	11 bp	(21,906)

DJ ABX NA HE AAA Index	336,683		4,428,687	(F)	7/25/45	18 bp	(25,893)

DJ ABX NA HE AAA Index	132,667		1,716,484	(F)	7/25/45	18 bp	(7,861)

DJ CDX NA CMBX AA Index	(2,060)		65,000	(F)	3/15/49	(15 bp)	13,336

DJ CDX NA HY Series 10
Index	571,106		9,230,000		6/20/13	500 bp	39,068

DJ CDX NA HY Series 10
Index	793,977		12,454,545		6/20/13	500 bp	76,070

DJ CDX NA HY Series 8
Index 35-60% tranche	—		32,486,000		6/20/12	95 bp	(2,542,634)

DJ CDX NA HY Series 8
Index 35-60% tranche	—		6,104,000		6/20/12	104 bp	(457,367)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		9,600,000		12/20/10	104.5 bp	(398,695)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		9,600,000		12/20/10	90 bp	(431,952)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		22,900,000		12/20/10	171 bp	(587,328)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		6,940,000		12/20/10	203 bp	(124,987)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		6,940,000		12/20/10	212 bp	(110,084)

DJ CDX NA HY Series 9
Index, 25-35% tranche	—		8,770,000		12/20/10	163 bp	(241,718)

DJ CDX NA IG Series 10
Index	161,438		10,671,000		6/20/18	(150 bp)	25,720

DJ CDX NA IG Series 10
Index 30-100% tranche	—		9,052,450	(F)	6/20/13	(42 bp)	34,098

DJ CDX NA IG Series 9
Index	(375,905)		8,115,500		12/20/17	(80 bp)	(52,539)

DJ iTraxx Europe
Series 9 Version 1	(67,451)	EUR	485,000		6/20/13	650 bp	(29,562)

DJ LCDX NA Series 9
Index, 30-100% tranche	—		$4,800,000	(F)	12/20/12	96 bp	28,019

Domtar Corp., 7 1/8%,
8/15/15	—		120,000		12/20/11	(250 bp)	1,291

Federal Republic of
Brazil, 12 1/4%, 3/6/30	—		495,000		4/20/13	170 bp	11,736

Freescale
Semiconductor, 8 7/8%,
12/15/14	—		439,000		6/20/12	355 bp	(64,834)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—		439,000		6/20/10	(228 bp)	30,012

118

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
General Electric
Capital Corp., 6%,
6/15/12	$—		$560,000		9/20/13	115 bp	$(12,173)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—		885,000		9/20/17	(58 bp)	49,058

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—		670,000		9/20/12	45.5 bp	(22,405)

Harrahs Operating Co.
Inc., 5 5/8%, 6/1/15	—		95,000		3/20/09	610 bp	(849)

Jefferson Smurfit
Corp., 7 1/2%, 6/1/13	—		100,000	(F)	3/20/13	645 bp	(6,714)

MediaCom LLC/ Cap
Corp., 9 1/2%, 1/15/13	—		104,000		6/20/13	740 bp	(2,352)

MediaCom LLC/ Cap
Corp., 9 1/2%, 1/15/13	—		120,000		9/20/13	820 bp	136

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—		885,000		9/20/17	(60.5 bp)	73,004

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—		885,000		9/20/12	48 bp	(50,852)

Republic of Argentina,
8.28%, 12/31/33	—		187,500		4/20/13	(565 bp)	3,771

Republic of Argentina,
8.28%, 12/31/33	—		245,000		9/20/12	(469 bp)	10,523

Republic of Argentina,
8.28%, 12/31/33	—		735,000		5/20/17	296 bp	(153,252)

Republic of Ecuador,
10%, 8/15/30	—		415,000		6/20/12	600 bp	7,666

Republic of Ecuador,
10%, 8/15/30	—		207,500		5/20/12	540 bp	1,206

Republic of Peru,
8 3/4%, 11/21/33	—		850,000		10/20/16	215 bp	39,833

Republic of Turkey,
11 7/8%, 1/15/30	—		1,040,000		5/20/17	228 bp	(90,657)

Republic of Venezuela,
9 1/4%, 9/15/27	—		875,000		5/20/12	183 bp	(94,864)

Russian Federation,
7 1/2%, 3/31/30	—		187,500		4/20/13	(112 bp)	(805)

United Mexican States,
7.5%, 4/8/33	—		490,000		4/20/17	67 bp	(22,484)

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	205,000	(F)	12/20/10	(357 bp)	(4,014)

Merrill Lynch Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12	—		$900,000		6/20/12	(150 bp)	9,416

D.R. Horton Inc.,
7 7/8%, 8/15/11	—		615,000		9/20/11	(426 bp)	9,433

General Motors Corp.,
7 1/8%, 7/15/13	—		680,000		9/20/08	500 bp	(8,821)

Pulte Homes Inc.,
5.25%, 1/15/14	—		575,000		9/20/11	(482 bp)	(18,361)

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—		110,000		6/20/17	295 bp	(12,179)

KinderMorgan, 6 1/2%,
9/1/12	—		1,182,000		9/20/12	(128 bp)	11,109

119

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	$—	$350,000		6/20/09	190 bp	$(12,771)

Aramark Services, Inc.,
8.5%, 2/1/15	—	105,000		12/20/12	355 bp	(4,856)

Bombardier, Inc,
6 3/4%, 5/1/12	—	450,000		6/20/12	(114 bp)	11,881

Bundesrepublic of
Deutschland, 6%, 6/20/16	—	2,417,000		6/20/18	8 bp	(1,579)

DJ ABX NA CMBX AAA Index	216,739	3,045,000	(F)	3/15/49	7 bp	4,978

DJ ABX NA CMBX BBB Index	40	55,165	(F)	10/12/52	(134 bp)	15,788

DJ CDX NA HY Series 7
Index	45,144	950,400		12/20/09	(325 bp)	56,373

DJ CDX NA HY Series 9
Index	55,260	1,381,500		12/20/12	375 bp	(65,779)

DJ CDX NA IG Series 10
Index	355,996	18,273,000		6/20/18	(150 bp)	123,594

DJ CDX NA IG Series 10
Index 30-100% tranche	—	34,479,000	(F)	6/20/13	(52 bp)	(26,890)

DJ CDX NA IG Series 10
Index 30-100% tranche	—	11,930,000	(F)	6/20/13	(38.6 bp)	63,373

DJ CDX NA IG Series 7
Index 10-15% tranche	38,400	960,000		12/20/09	0 bp	(75,086)

DJ CMB NA CMBX AA Index	(225,646)	989,000	(F)	10/12/52	(25 bp)	(61,643)

DJ CMB NA CMBX AAA Index	1,241,809	10,352,000	(F)	12/13/49	8 bp	393,786

DJ CMB NA CMBX AAA Index	4,592,651	42,320,500	(F)	2/17/51	35 bp	1,742,199

Dominican Republic,
8 5/8%, 4/20/27	—	850,000		11/20/11	(170 bp)	22,212

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	110,000		6/20/12	225 bp	(7,259)

Freeport-McMoRan Copper
& Gold, Inc.	—	1,326,500		3/20/12	44 bp	(14,519)

Freeport-McMoRan Copper
& Gold, Inc.	—	441,600		3/20/12	(83 bp)	(995)

Nalco, Co. 7.75%,
11/15/11	—	65,000		9/20/12	330 bp	(1,673)

Nalco, Co. 7.75%,
11/15/11	—	95,000		3/20/13	460 bp	1,342

Republic of Austria,
5 1/4%, 6/20/18	—	2,417,000		1/4/11	(17 bp)	(6,234)

Republic of Venezuela,
9 1/4%, 9/15/27	—	680,000		10/12/12	339 bp	(39,334)

Total						$(5,275,781)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

See page 321 for Notes to the Portfolios.

120

Putnam VT Equity Income Fund

The fund’s portfolio 6/30/08 (Unaudited)

COMMON STOCKS (97.9%)*

	Shares	Value

Aerospace and Defense (1.1%)
L-3 Communications Holdings, Inc.	12,310	$1,118,610
Lockheed Martin Corp.	11,060	1,091,180
		2,209,790

Airlines (0.3%)
Southwest Airlines Co.	40,980	534,379

Banking (5.7%)
Bank of America Corp.	75,950	1,812,927
Bank of New York Mellon Corp. (The)	20,160	762,653
Comerica, Inc.	31,780	814,521
PNC Financial Services Group	75,190	4,293,349
SunTrust Banks, Inc.	4,080	147,778
U.S. Bancorp	118,450	3,303,571
Zions Bancorp.	13,590	427,949
		11,562,748

Biotechnology (1.7%)
Amgen, Inc. †	74,500	3,513,420

Building Materials (0.8%)
Sherwin-Williams Co. (The)	36,910	1,695,276

Chemicals (4.4%)
E.I. du Pont de Nemours & Co.	82,000	3,516,980
Lubrizol Corp. (The)	37,620	1,742,935
PPG Industries, Inc.	40,780	2,339,549
Rohm & Haas Co.	27,410	1,272,920
		8,872,384

Communications Equipment (0.2%)
Cisco Systems, Inc. †	14,070	327,268

Computers (3.6%)
EMC Corp. †	89,540	1,315,343
IBM Corp.	50,718	6,011,605
		7,326,948

Conglomerates (2.1%)
3M Co.	4,200	292,278
General Electric Co.	39,240	1,047,316
Honeywell International, Inc.	26,190	1,316,833
Tyco International, Ltd. (Bermuda)	41,267	1,652,331
		4,308,758

Consumer Finance (0.8%)
AmeriCredit Corp. †	29,050	250,411
Capital One Financial Corp.	35,969	1,367,182
		1,617,593

Consumer Goods (4.3%)
Clorox Co.	69,970	3,652,434
Energizer Holdings, Inc. †	15,040	1,099,274
Newell Rubbermaid, Inc.	39,180	657,832
Procter & Gamble Co. (The)	56,110	3,412,049
		8,821,589

COMMON STOCKS (97.9%)* continued

	Shares	Value

Electric Utilities (4.1%)
Edison International	121,980	$6,267,332
Great Plains Energy, Inc.	17,390	439,619
Pepco Holdings, Inc.	20,970	537,881
PG&E Corp.	21,190	841,031
Sierra Pacific Resources	24,320	309,107
		8,394,970

Electrical Equipment (0.9%)
WESCO International, Inc. †	44,270	1,772,571

Electronics (1.5%)
Avnet, Inc. †	16,980	463,214
Intel Corp.	123,794	2,659,095
		3,122,309

Financial (5.9%)
Assurant, Inc.	59,120	3,899,555
CIT Group, Inc.	171,780	1,169,822
Discover Financial Services	105,018	1,383,087
JPMorgan Chase & Co.	161,070	5,526,312
		11,978,776

Food (1.1%)
General Mills, Inc.	32,770	1,991,433
Tyson Foods, Inc. Class A	17,610	263,093
		2,254,526

Forest Products and Packaging (1.3%)
Packaging Corp. of America	108,980	2,344,160
Sonoco Products Co.	13,200	408,540
		2,752,700

Health Care Services (1.9%)
AmerisourceBergen Corp.	38,900	1,555,611
Cardinal Health, Inc.	42,850	2,210,203
		3,765,814

Household Furniture and Appliances (0.2%)
Whirlpool Corp.	6,480	400,010

Insurance (5.7%)
ACE, Ltd. (Bermuda)	48,580	2,676,272
Allstate Corp. (The)	50,520	2,303,207
Aspen Insurance Holdings, Ltd. (Bermuda)	25,520	604,058
Chubb Corp. (The)	39,870	1,954,029
Cincinnati Financial Corp.	10,210	259,334
Endurance Specialty Holdings, Ltd. (Bermuda)	9,850	303,282
Fidelity National Title Group, Inc. Class A	60,530	762,678
PartnerRe, Ltd. (Bermuda)	15,090	1,043,172
Platinum Underwriters Holdings, Ltd. (Bermuda)	2,940	95,873
Travelers Cos., Inc. (The)	38,500	1,670,900
		11,672,805

121

Putnam VT Equity Income Fund

COMMON STOCKS (97.9%)* continued

	Shares	Value

Investment Banking/Brokerage (1.7%)
Goldman Sachs Group, Inc. (The)	14,190	$2,481,831
Morgan Stanley	24,199	872,858
		3,354,689

Lodging/Tourism (0.2%)
Wyndham Worldwide Corp.	20,500	367,155

Machinery (0.5%)
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	14,650	548,350
Parker-Hannifin Corp.	5,680	405,098
		953,448

Manufacturing (1.2%)
Cooper Industries, Ltd. Class A	2,520	99,540
Dover Corp.	2,170	104,963
Eaton Corp.	6,180	525,115
Teleflex, Inc.	30,140	1,675,483
		2,405,101

Medical Technology (1.3%)
Covidien, Ltd.	55,477	2,656,794

Metals (0.5%)
Nucor Corp.	14,090	1,052,100

Natural Gas Utilities (0.1%)
NiSource, Inc.	16,960	303,923

Oil & Gas (21.9%)
Apache Corp.	3,230	448,970
BP PLC ADR (United Kingdom)	29,120	2,025,878
Chevron Corp.	7,210	714,727
ConocoPhillips	92,230	8,705,590
Exxon Mobil Corp.	123,540	10,887,580
Marathon Oil Corp.	105,820	5,488,883
Occidental Petroleum Corp.	58,240	5,233,446
Total SA (France)	95,080	8,107,962
Total SA ADR (France)	10	853
Valero Energy Corp.	77,100	3,174,978
		44,788,867

Pharmaceuticals (4.6%)
Abbott Laboratories	4,030	213,469
Eli Lilly & Co.	59,750	2,758,060
Forest Laboratories, Inc. †	9,220	320,303
Johnson & Johnson	48,480	3,119,203
Merck & Co., Inc.	21,180	798,274
Pfizer, Inc.	55,404	967,908
Wyeth	25,990	1,246,480
		9,423,697

Real Estate (1.3%)
Annaly Capital Management, Inc. (R)	158,520	2,458,645
Jones Lang LaSalle, Inc.	4,770	287,106
		2,745,751

COMMON STOCKS (97.9%)* continued

	Shares	Value

Regional Bells (7.1%)
AT&T, Inc.	250,730	$8,447,094
Verizon Communications, Inc.	171,880	6,084,552
		14,531,646

Restaurants (0.1%)
Darden Restaurants, Inc.	6,880	219,747

Retail (2.8%)
Dillards, Inc. Class A	3,270	37,834
Foot Locker, Inc.	77,920	970,104
Home Depot, Inc. (The)	38,220	895,112
Staples, Inc.	131,550	3,124,311
TJX Cos., Inc. (The)	21,710	683,214
		5,710,575

Semiconductor (2.9%)
Applied Materials, Inc.	154,770	2,954,559
Atmel Corp. †	550,000	1,914,000
KLA-Tencor Corp.	11,530	469,386
Varian Semiconductor Equipment †	17,470	608,305
		5,946,250

Software (2.2%)
Microsoft Corp.	24,560	675,646
Oracle Corp. †	35,050	736,050
Symantec Corp. †	159,080	3,078,198
		4,489,894

Telecommunications (0.4%)
Embarq Corp.	16,380	774,283

Tobacco (0.2%)
Lorillard, Inc. †	7,180	496,569

Waste Management (1.3%)
Waste Management, Inc.	72,069	2,717,722

Total common stocks (cost $197,474,768)		$199,842,845

CONVERTIBLE PREFERRED STOCKS (1.4%)*

	Shares	Value

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	3,997	$669,997
Mylan, Inc. 6.50% cv. pfd.	970	843,894
Platinum Underwriters Holdings, Ltd. Ser. A,
6.00% cv. pfd. (Bermuda)	44,420	1,302,434

Total convertible preferred stocks (cost $2,655,467)		$2,816,325

CONVERTIBLE BONDS AND NOTES (0.4%)* (cost $700,000)

Principal amount		Value

EMC Corp. 144A cv. sr. notes
1 3/4s, 2013	$700,000	$798,875

122

Putnam VT Equity Income Fund

INVESTMENT COMPANIES (0.3%)* (cost $963,570)

	Shares	Value

Apollo Investment Corp.	48,970	$701,740

SHORT-TERM INVESTMENTS (0.1%)* (cost $131,779)

	Shares	Value

Putnam Prime Money Market Fund (e)	131,779	$131,779

Total investments (cost $201,925,584)		$204,291,564

See page 321 for Notes to the Portfolios.

123

Putnam VT The George Putnam Fund of Boston

The fund’s portfolio
6/30/08 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (85.5%)*

Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (1.1%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
August 20, 2037
to October 20, 2037	$4,155,252	$4,296,466

U.S. Government Agency Mortgage Obligations (84.4%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
5 1/2s, November 1, 2036	198,698	196,122
5 1/2s, with due dates from
March 1, 2020 to April 1, 2020	103,617	104,953
Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, September 1, 2022	78,517	83,330
7s, with due dates from
April 1, 2032 to December 1, 2035	1,089,385	1,148,358
7s, with due dates from
January 1, 2013 to November 1, 2014	54,209	55,918
6 1/2s, with due dates from
April 1, 2033 to August 1, 2037	2,005,586	2,068,026
6 1/2s, TBA, August 1, 2038	6,000,000	6,152,344
6 1/2s, TBA, July 1, 2038	6,000,000	6,171,563
6s, with due dates from
December 1, 2032 to August 1, 2037	682,546	690,489
6s, with due dates from February 1, 2009
to September 1, 2019	1,862,692	1,913,904
6s, TBA, July 1, 2034	7,000,000	7,060,703
5 1/2s, with due dates from
May 1, 2022 to April 1, 2037	5,035,207	5,026,636
5 1/2s, with due dates from
August 1, 2019 to February 1, 2022	2,191,001	2,216,961
5 1/2s, TBA, August 1, 2038	46,000,000	45,214,766
5 1/2s, TBA, July 1, 2035	189,000,000	186,224,063
5s, TBA, August 1, 2038	15,000,000	14,341,407
5s, TBA, July 1, 2038	39,000,000	37,369,921
4 1/2s, with due dates from
November 1, 2020 to
November 1, 2035	3,602,366	3,460,060
4 1/2s, with due dates from June 1, 2020
to September 1, 2020	1,911,967	1,872,086
		321,371,610

Total U.S. government and agency
mortgage obligations (cost $326,541,748)		$325,668,076

COMMON STOCKS (48.3%)*

	Shares	Value

Basic Materials (3.4%)
Dow Chemical Co. (The) (S)	24,700	$862,277
E.I. du Pont de Nemours & Co.	20,700	887,823
Freeport-McMoRan Copper & Gold, Inc.
Class B (S)	15,322	1,795,585
Lubrizol Corp. (The)	19,900	921,967
Nucor Corp.	22,400	1,672,608
Packaging Corp. of America	34,700	746,397
PPG Industries, Inc.	25,300	1,451,461
Reliance Steel & Aluminum Co.	13,500	1,040,715
Southern Copper Corp.	7,400	789,062
Terra Industries, Inc.	28,100	1,386,735
United States Steel Corp.	7,900	1,459,762
		13,014,392

Capital Goods (3.6%)
Ball Corp.	12,300	587,202
Boeing Co. (The)	28,050	1,843,446
Caterpillar, Inc.	24,600	1,815,972
Cummins, Inc.	10,400	681,408
Eaton Corp.	2,700	229,419
Gardner Denver, Inc. †	23,200	1,317,760
General Dynamics Corp.	9,700	816,740
L-3 Communications Holdings, Inc.	10,700	972,309
Lockheed Martin Corp.	10,300	1,016,198
Northrop Grumman Corp.	25,400	1,699,260
Precision Castparts Corp.	6,400	616,768
Raytheon Co.	22,400	1,260,672
Teleflex, Inc.	4,300	239,037
WESCO International, Inc. †	18,700	748,748
		13,844,939

Communication Services (3.9%)
AT&T, Inc.	214,900	7,239,981
CenturyTel, Inc.	35,400	1,259,886
Comcast Corp. Class A	29,700	563,409
Embarq Corp.	6,300	297,801
Sprint Nextel Corp.	117,100	1,112,450
Verizon Communications, Inc.	125,140	4,429,956
		14,903,483

Conglomerates (3.0%)
General Electric Co.	369,200	9,853,948
Honeywell International, Inc.	34,100	1,714,548
		11,568,496

Consumer Cyclicals (2.8%)
Amazon.com, Inc. †	8,800	645,304
AutoZone, Inc. †	2,100	254,121
Big Lots, Inc. † (S)	31,600	987,184
Carnival Corp. (S)	19,300	636,128
Clear Channel Communications, Inc.	10,000	352,000
Deluxe Corp.	11,414	203,397

124

Putnam VT The George Putnam Fund of Boston

COMMON STOCKS (48.3%)* continued

	Shares	Value

Consumer Cyclicals continued
GameStop Corp. † (S)	12,900	$521,160
Gap, Inc. (The)	18,400	306,728
JC Penney Co., Inc. (Holding Co.)	8,200	297,578
Lennar Corp.	45,700	563,938
Lowe’s Cos., Inc.	32,700	678,525
Macy’s, Inc.	26,100	506,862
Nordstrom, Inc. (S)	11,400	345,420
NVR, Inc. †	1,873	936,650
R. H. Donnelley Corp. † (S)	51,100	153,300
RadioShack Corp. (S)	17,200	211,044
Regal Entertainment Group Class A	81,500	1,245,320
Walt Disney Co. (The)	30,500	951,600
Whirlpool Corp. (S)	14,100	870,393
		10,666,652

Consumer Staples (4.7%)
Altria Group, Inc. #	20,480	421,069
American Greetings Corp. Class A	33,200	409,688
Clorox Co.	13,600	709,920
Corn Products International, Inc.	10,800	530,388
Darden Restaurants, Inc.	20,900	667,546
Energizer Holdings, Inc. †	5,500	401,995
General Mills, Inc.	28,700	1,744,099
H.J. Heinz Co.	7,000	334,950
JM Smucker Co. (The)	15,200	617,728
Kimberly-Clark Corp.	8,900	532,042
Kraft Foods, Inc. Class A #	20,308	577,763
Kroger Co.	25,900	747,733
Lorillard, Inc. †	8,500	587,860
McDonald’s Corp.	7,400	416,028
MPS Group, Inc. †	24,300	258,309
Newell Rubbermaid, Inc.	39,500	663,205
Pepsi Bottling Group, Inc. (The)	47,400	1,323,408
Philip Morris International, Inc.	42,180	2,083,270
Procter & Gamble Co. (The)	48,000	2,918,880
Robert Half International, Inc.	32,000	767,040
Ruby Tuesday, Inc. (S)	54,330	293,382
SYSCO Corp.	8,100	222,831
Universal Corp.	15,200	687,344
		17,916,478

Energy (2.8%)
Chevron Corp.	30,500	3,023,465
Exxon Mobil Corp.	11,200	987,056
Global Industries, Ltd. †	36,500	654,445
Hess Corp. (S)	13,100	1,653,089
Marathon Oil Corp.	18,900	980,343
National-Oilwell Varco, Inc. †	10,200	904,944
Sunoco, Inc.	6,800	276,692
Tesoro Corp. (S)	12,900	255,033
Valero Energy Corp.	44,100	1,816,038
		10,551,105

COMMON STOCKS (48.3%)* continued

	Shares	Value

Financial (11.1%)
Allied World Assurance Company
Holdings, Ltd. (Bermuda)	16,300	$645,806
Allstate Corp. (The)	30,200	1,376,818
American International Group, Inc.	10,200	269,892
Assurant, Inc.	7,200	474,912
Axis Capital Holdings, Ltd. (Bermuda)	37,584	1,120,379
Bank of America Corp.	163,430	3,901,074
Bank of New York Mellon Corp. (The)	11,400	431,262
BB&T Corp.	17,300	393,921
CB Richard Ellis Group, Inc. Class A †	34,200	656,640
CBL & Associates Properties (R)	44,800	1,023,232
Chubb Corp. (The)	19,400	950,794
Citigroup, Inc. #	221,400	3,710,664
Endurance Specialty Holdings, Ltd. (Bermuda)	19,600	603,484
Everest Re Group, Ltd. (Bermuda)	5,300	422,463
Freddie Mac	82,200	1,348,080
General Growth Properties, Inc. (R)	7,900	276,737
Goldman Sachs Group, Inc. (The)	10,500	1,836,450
Hartford Financial Services Group, Inc. (The)	6,027	389,163
Hospitality Properties Trust (R)	13,400	327,764
Jones Lang LaSalle, Inc.	11,400	686,166
JPMorgan Chase & Co.	150,700	5,170,517
KeyCorp	54,400	597,312
Lehman Brothers Holdings, Inc.	31,100	616,091
Marshall & Ilsley Corp.	41,700	639,261
Merrill Lynch & Co., Inc.	41,300	1,309,623
Morgan Stanley	55,900	2,016,313
National City Corp.	35,100	167,427
PNC Financial Services Group	18,300	1,044,930
ProLogis Trust (R)	12,600	684,810
RenaissanceRe Holdings, Ltd. (Bermuda)	27,700	1,237,359
SunTrust Banks, Inc. (S)	4,800	173,856
Travelers Cos., Inc. (The)	20,600	894,040
U.S. Bancorp	38,800	1,082,132
W.R. Berkley Corp.	23,000	555,680
Wachovia Corp.	80,900	1,256,377
Wells Fargo & Co.	133,600	3,173,000
XL Capital, Ltd. Class A (Bermuda)	23,600	485,216
Zions Bancorp. (S)	15,100	475,499
		42,425,144

Health Care (5.1%)
Aetna, Inc.	12,900	522,837
AmerisourceBergen Corp.	25,400	1,015,746
Baxter International, Inc.	17,900	1,144,526
Boston Scientific Corp. †	32,200	395,738
Bristol-Myers Squibb Co.	20,100	412,653
Coventry Health Care, Inc. † (S)	14,100	428,922
Covidien, Ltd.	32,625	1,562,411
Endo Pharmaceuticals Holdings, Inc. †	27,700	670,063

125

Putnam VT The George Putnam Fund of Boston

COMMON STOCKS (48.3%)* continued

	Shares	Value

Health Care continued
Express Scripts, Inc. †	8,600	$539,392
Humana, Inc. †	13,000	517,010
King Pharmaceuticals, Inc. †	83,500	874,245
McKesson Corp.	35,900	2,007,169
Medco Health Solutions, Inc. †	17,800	840,160
Merck & Co., Inc.	52,200	1,967,418
Par Pharmaceutical Cos., Inc. †	16,800	272,664
Pfizer, Inc.	244,900	4,278,403
UnitedHealth Group, Inc.	9,800	257,250
WellPoint, Inc. †	33,500	1,596,610
		19,303,217

Technology (5.0%)
Accenture, Ltd. Class A (Bermuda) (S)	37,700	1,535,144
Apple Computer, Inc. †	1,700	284,648
Applied Materials, Inc.	86,900	1,658,921
Arrow Electronics, Inc. †	15,300	470,016
Atmel Corp. †	167,400	582,552
Avnet, Inc. †	14,700	401,016
BMC Software, Inc. †	7,200	259,200
Computer Sciences Corp. †	4,800	224,832
Dell, Inc. † (S)	31,700	693,596
eBay, Inc. †	18,800	513,804
Hewlett-Packard Co. #	87,500	3,868,375
IBM Corp.	22,400	2,655,072
Intel Corp.	115,800	2,487,384
Nokia OYJ ADR (Finland)	29,300	717,850
Oracle Corp. †	35,900	753,900
SanDisk Corp. †	32,000	598,400
Texas Instruments, Inc.	28,000	788,480
Thermo Electron Corp. † (S)	8,500	473,705
		18,966,895

Transportation (0.3%)
AMR Corp. † (S)	51,300	262,656
UAL Corp. (S)	16,500	86,130
Union Pacific Corp.	4,000	302,000
US Airways Group, Inc. † (S)	100,400	251,000
		901,786

Utilities & Power (2.6%)
Atmos Energy Corp.	19,972	550,628
Black Hills Corp.	11,609	372,185
Dominion Resources, Inc.	6,300	299,187
DTE Energy Co.	15,100	640,844
Duke Energy Corp.	38,500	669,130
Edison International	34,600	1,777,748
Energen Corp.	11,900	928,557
Entergy Corp.	5,820	701,194
FirstEnergy Corp.	14,700	1,210,251
FPL Group, Inc.	10,200	668,916

COMMON STOCKS (48.3%)* continued

	Shares	Value

Utilities & Power continued
PG&E Corp.	25,940	$1,029,559
Sempra Energy	9,800	553,210
Wisconsin Energy Corp.	12,800	578,816
		9,980,225

Total common stocks (cost $208,423,273)		$184,042,812

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)*

Principal amount		Value

Adjustable Rate Mortgage Trust FRB
Ser. 04-5, Class 3A1, 4.943s, 2035	$278,646	$238,242
Asset Backed Funding Certificates 144A
FRB Ser. 06-OPT3, Class B, 4.983s, 2036	33,000	1,887
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.631s, 2029	180,537	186,853
FRB Ser. 97-D5, Class A5, 7.187s, 2043	73,000	74,993
Banc of America Commercial Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036	160,000	159,948
FRB Ser. 07-3, Class A3, 5.658s, 2049	158,000	154,076
Ser. 07-2, Class A2, 5.634s, 2049 (F)	152,000	148,980
Ser. 06-4, Class A2, 5.522s, 2046	838,000	830,886
Ser. 04-3, Class A5, 5.493s, 2039	580,000	575,018
Ser. 05-6, Class A2, 5.165s, 2047	77,000	76,009
Ser. 07-5, Class XW, Interest Only (IO),
0.607s, 2051	3,911,616	96,593
Ser. 07-1, Class XW, IO, 0.465s, 2049	2,493,013	43,872
Ser. 06-1, Class XC, IO, 0.076s, 2045	3,774,390	22,062
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	100,000	90,639
Ser. 02-PB2, Class XC, IO, 0.33s,
2035 (F)	2,535,092	44,136
Ser. 04-4, Class XC, IO, 0.192s, 2042	4,026,823	54,685
Ser. 04-5, Class XC, IO, 0.173s, 2041	6,191,270	66,497
Ser. 05-1, Class XW, IO, 0.144s, 2042	40,821,075	110,700
Ser. 05-4, Class XC, IO, 0.093s, 2045	11,054,828	67,701
Ser. 06-5, Class XC, IO, 0.091s, 2016	13,185,521	163,023
Ser. 06-4, Class XC, IO, 0.088s, 2046	6,389,803	66,454
Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.991s, 2036	75,693	60,176
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 3.421s, 2018	26,000	25,415
FRB Ser. 04-BBA4, Class G, 3.171s, 2018	61,000	59,780
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 4.471s, 2022	111,000	91,020
FRB Ser. 05-MIB1, Class J, 3.521s, 2022	244,000	202,520
Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1, 3.658s, 2033	37,444	37,081
Ser. 05-E, Class 2, IO, 0.303s, 2035	4,113,540	16,390
Ser. 04-D, Class 2A, IO, 0.284s, 2034	1,530,654	1,734

126

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

	Principal amount	Value

Banc of America Structured Security
Trust 144A Ser. 02-X1, Class A3,
5.436s, 2033	$203,420	$204,718
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1,
2.783s, 2035	148,675	130,834
Ser. 04-2, IO, 2.22s, 2034	900,364	35,564
Ser. 06-2A, IO, 1.798s, 2036	379,923	30,736
Ser. 05-3A, IO, 1.6s, 2035	1,973,501	137,948
Ser. 05-1A, IO, 1.6s, 2035	656,159	32,939
Ser. 04-3, IO, 1.6s, 2035	420,500	16,820
Ser. 07-5A, IO, 1.55s, 2037	1,710,951	215,751
Ser. 07-2A, IO, 1.3s, 2037	1,990,672	205,039
Ser. 07-1, Class S, IO, 1.211s, 2037	1,633,201	159,727
Ser. 06-4A, IO, 1.14s, 2036	144,929	16,116
Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1, 6.833s, 2034	17,988	16,142
FRB Ser. 06-5, Class 2A2,
6 1/4s, 2036	916,819	708,815
FRB Ser. 05-7, Class 23A1,
5.694s, 2035	24,238	18,610
Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F,
8.448s, 2032	151,000	141,076
Ser. 07-PW17, Class A3,
5.736s, 2050	1,905,000	1,826,362
Ser. 04-PR3I, Class X1, IO,
0.448s, 2041	997,302	14,862
Ser. 05-PWR9, Class X1, IO,
0.107s, 2042	6,859,670	56,661
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO,
0.883s, 2038	2,135,294	82,294
Ser. 06-PW14, Class X1, IO,
0.09s, 2038	2,297,104	33,676
Ser. 07-PW15, Class X1, IO,
0.078s, 2044	8,868,595	82,921
Ser. 05-PW10, Class X1, IO,
0.074s, 2040	17,199,442	61,230
Ser. 07-PW16, Class X, IO,
0.032s, 2040	18,328,024	14,662
Bear Stearns Small Balance
Commercial Trust 144A
Ser. 06-1A, Class AIO, IO, 1s, 2034	935,200	11,844
Chase Commercial Mortgage
Securities Corp. Ser. 00-3, Class A2,
7.319s, 2032	72,106	74,908
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	580,000	577,079
Ser. 98-1, Class G, 6.56s, 2030	148,000	133,983
Ser. 98-1, Class H, 6.34s, 2030	227,000	169,763

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

	Principal amount	Value

Citigroup Ser. 08-C7, Class A2A,
6.034s, 2012	$495,000	$497,642
Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.299s, 2014	905,000	919,102
Citigroup Commercial Mortgage
Trust 144A
Ser. 05-C3, Class XC, IO,
0.123s, 2043	15,340,791	133,033
Ser. 06-C5, Class XC, IO,
0.085s, 2049	14,319,141	153,819
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR7, Class 2A2A,
5.662s, 2036	102,561	77,177
IFB Ser. 07-6, Class 2A5, IO,
4.168s, 2037	583,891	42,198
Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3,
Class A4, 5.658s, 2048	100,000	98,465
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO,
0.56s, 2049	3,582,001	73,459
Ser. 06-CD2, Class X, IO,
0.128s, 2046	10,674,276	43,413
Ser. 07-CD4, Class XC, IO,
0.057s, 2049	11,980,589	91,726
Commercial Mortgage Acceptance
Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	260,000	263,141
Commercial Mortgage Loan Trust
Ser. 08-LS1,
Class A4B, 6.221s, 2017	224,000	221,266
Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H,
5.756s, 2019	131,000	117,710
Ser. 06-CN2A, Class J,
5.756s, 2019	105,000	93,810
FRB Ser. 01-J2A, Class A2F, 2.971s,
2034 (F)	211,000	185,668
Ser. 03-LB1A, Class X1, IO,
0.461s, 2038	1,157,961	44,585
Ser. 05-LP5, Class XC, IO,
0.117s, 2043	10,661,582	84,209
Ser. 05-C6, Class XC, IO,
0.079s, 2044	12,292,847	69,303
Ser. 06-C8, Class XS, IO,
0.062s, 2046	6,449,100	66,522
Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	33,957	27,638
Ser. 06-J8, Class A4, 6s, 2037	27,497	22,410
IFB Ser. 04-2CB, Class 1A5, IO,
5.118s, 2034	11,794	617
Ser. 05-24, Class 1AX, IO,
1.222s, 2035	1,754,956	36,402

127

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

Principal amount		Value

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.713s, 2035	$42,692	$33,300
Ser. 05-9, Class 1X, IO, 3.126s, 2035	1,057,593	24,787
Ser. 05-2, Class 2X, IO, 1.16s, 2035	1,136,634	23,443
Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	125,189	130,347
IFB Ser. 05-R1, Class 1AS, IO,
3.597s, 2035	1,101,314	71,773
IFB Ser. 05-R2, Class 1AS, IO,
3.242s, 2035	663,191	35,020
Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2,
6.005s, 2039	590,000	584,943
Ser. 06-C5, Class AX, IO,
0.11s, 2039	4,108,473	59,540
Credit Suisse Mortgage Capital
Certificates 144A
Ser. 07-C2, Class AX, IO,
0.28s, 2049	16,077,230	140,354
Ser. 06-C4, Class AX, IO,
0.105s, 2039	9,850,341	135,839
Ser. 07-C1, Class AX, IO,
0.083s, 2040	11,222,678	112,227
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	385,000	364,033
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	216,000	225,135
Ser. 04-C2, Class A2, 5.416s, 2036 (F)	650,000	630,831
CS First Boston Mortgage Securities
Corp. 144A
FRB Ser. 05-TFLA, Class J,
3.421s, 2020	25,000	24,000
FRB Ser. 04-TF2A, Class J,
3.421s, 2016	189,000	174,825
FRB Ser. 05-TF2A, Class J,
3.371s, 2020	91,320	85,841
FRB Ser. 04-TF2A, Class H,
3.171s, 2019	81,000	77,355
Ser. 01-CK1, Class AY, IO,
0.901s, 2035 (F)	8,368,904	134,767
Ser. 03-C3, Class AX, IO,
0.498s, 2038	9,035,576	336,105
Ser. 02-CP3, Class AX, IO,
0.391s, 2035	2,304,216	81,698
Ser. 04-C4, Class AX, IO,
0.278s, 2039	1,523,669	30,355
Ser. 05-C2, Class AX, IO,
0.157s, 2037	9,080,151	122,346
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	281,556	293,896
Ser. 99-CG2, Class B3, 6.1s, 2032	207,000	206,362
Ser. 99-CG2, Class B4, 6.1s, 2032	370,000	360,861

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 07-75, Class JS, 32 1/2s, 2037	$258,797	$348,113
IFB Ser. 07-80, Class AS, 29 1/2s, 2037	120,333	152,744
IFB Ser. 07-75, Class CS, 28.123s, 2037	187,269	249,967
IFB Ser. 06-62, Class PS, 25.005s, 2036	187,266	235,986
IFB Ser. 07-60, Class SB, 24.705s, 2037	103,598	124,089
IFB Ser. 06-76, Class QB, 24.705s, 2036	184,410	231,997
IFB Ser. 06-48, Class TQ, 24.705s, 2036	377,969	465,918
IFB Ser. 06-63, Class SP, 24.405s, 2036	202,350	251,388
IFB Ser. 07-W7, Class 1A4, 24.285s, 2037	184,940	219,712
IFB Ser. 07-81, Class SC, 22.905s, 2037	189,489	223,039
IFB Ser. 07-1, Class NK, 22.096s, 2037	480,596	581,305
IFB Ser. 06-104, Class GS, 21.747s, 2036	131,556	158,110
IFB Ser. 06-104, Class ES, 21.038s, 2036	231,527	276,881
IFB Ser. 05-37, Class SU, 19.27s, 2035	292,185	343,193
IFB Ser. 06-49, Class SE, 19.07s, 2036	305,620	355,276
IFB Ser. 06-60, Class AK, 18.87s, 2036	156,276	180,932
IFB Ser. 06-60, Class TK, 18.67s, 2036	89,021	102,981
IFB Ser. 06-104, Class CS, 18.529s, 2036	228,771	255,591
IFB Ser. 07-30, Class FS, 18.329s, 2037	483,281	537,465
IFB Ser. 07-96, Class AS, 17.738s, 2037	233,187	250,850
IFB Ser. 06-115, Class ES, 16.63s, 2036	200,222	228,252
IFB Ser. 06-8, Class PK, 16.47s, 2036	364,514	394,180
IFB Ser. 05-57, Class CD, 15.816s, 2035	158,779	174,743
IFB Ser. 05-74, Class CP, 15.648s, 2035	185,257	208,030
IFB Ser. 05-115, Class NQ, 15.628s, 2036	103,674	111,388
IFB Ser. 06-27, Class SP, 15.464s, 2036	288,198	320,893
IFB Ser. 06-8, Class HP, 15.464s, 2036	306,045	340,041
IFB Ser. 06-8, Class WK, 15.464s, 2036	486,297	536,136
IFB Ser. 05-106, Class US, 15.464s, 2035	445,718	497,360
IFB Ser. 05-99, Class SA, 15.464s, 2035	218,006	238,781
IFB Ser. 05-45, Class DA, 15.318s, 2035	337,226	372,594
IFB Ser. 05-74, Class DM, 15.281s, 2035	429,178	472,083
IFB Ser. 05-45, Class DC, 15.208s, 2035	281,021	309,361
IFB Ser. 06-60, Class CS, 14.988s, 2036	93,130	96,805
IFB Ser. 05-57, Class DC, 13.707s, 2034	264,907	285,285
IFB Ser. 05-74, Class SK, 13.303s, 2035	342,337	369,417
IFB Ser. 05-74, Class CS, 13.193s, 2035	210,615	227,844
IFB Ser. 05-45, Class PC, 12.803s, 2034	130,111	138,543
IFB Ser. 05-114, Class SP, 12.753s, 2036	129,478	134,245
IFB Ser. 05-95, Class OP, 12.687s, 2035	132,925	135,876
IFB Ser. 05-106, Class JC, 12.426s, 2035	91,256	91,187
IFB Ser. 05-83, Class QP, 10.94s, 2034	79,814	79,427
IFB Ser. 05-72, Class SB, 10.669s, 2035	215,518	216,537
Ser. 03-W6, Class PT1, 9.958s, 2042	53,804	60,481
Ser. 02-T12, Class A4, 9 1/2s, 2042	23,853	25,753
Ser. 02-T4, Class A4, 9 1/2s, 2041	191,534	212,292
Ser. 02-T6, Class A3, 9 1/2s, 2041	47,269	51,963
Ser. 04-T3, Class PT1, 8.93s, 2044	115,519	126,139
Ser. 02-26, Class A2, 7 1/2s, 2048	165,644	176,442

128

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

	Principal amount	Value

Fannie Mae
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	$101,359	$108,481
Ser. 03-W1, Class 2A, 7 1/2s, 2042	193,568	206,122
Ser. 02-T12, Class A3, 7 1/2s, 2042	111,624	118,541
Ser. 02-14, Class A2, 7 1/2s, 2042	46,202	49,047
Ser. 01-T10, Class A2, 7 1/2s, 2041	159,424	169,053
Ser. 02-T4, Class A3, 7 1/2s, 2041	61,337	65,035
Ser. 01-T12, Class A2, 7 1/2s, 2041	161,460	171,113
Ser. 01-T3, Class A1, 7 1/2s, 2040	31,298	33,144
Ser. 01-T1, Class A1, 7 1/2s, 2040	73,606	78,557
Ser. 99-T2, Class A1, 7 1/2s, 2039	15,394	16,611
Ser. 383, Class 87, IO, 7 1/2s, 2037	75,785	14,762
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	102,678	109,463
Ser. 02-T1, Class A3, 7 1/2s, 2031	106,870	113,605
Ser. 00-T6, Class A1, 7 1/2s, 2030	118,759	125,729
Ser. 01-T5, Class A3, 7 1/2s, 2030	17,679	18,769
Ser. 01-T4, Class A1, 7 1/2s, 2028	332,045	356,005
Ser. 02-26, Class A1, 7s, 2048	148,315	156,100
Ser. 04-T3, Class 1A3, 7s, 2044	189,884	200,650
Ser. 03-W3, Class 1A2, 7s, 2042	67,064	70,671
Ser. 02-T16, Class A2, 7s, 2042	137,697	145,282
Ser. 02-14, Class A1, 7s, 2042	48,858	51,318
Ser. 02-T4, Class A2, 7s, 2041	26,340	27,646
Ser. 01-W3, Class A, 7s, 2041	46,847	49,368
Ser. 383, Class 79, IO, 7s, 2037	60,767	13,217
Ser. 383, Class 80, IO, 7s, 2037	111,810	24,767
Ser. 383, Class 81, IO, 7s, 2037	66,740	13,930
Ser. 383, Class 82, IO, 7s, 2037	84,994	17,340
Ser. 05-W4, Class 1A3, 7s, 2035	79,044	83,251
Ser. 04-W1, Class 2A2, 7s, 2033	621,504	656,432
Ser. 386, Class 14, IO, 6 1/2s, 2038	439,896	96,714
Ser. 386, Class 12, IO, 6 1/2s, 2038	288,050	60,967
Ser. 386, Class 15, IO, 6 1/2s, 2037	93,593	19,594
Ser. 386, Class 17, IO, 6 1/2s, 2037	88,450	18,836
Ser. 386, Class 13, IO, 6 1/2s, 2037	93,050	18,950
Ser. 383, Class 60, IO, 6 1/2s, 2037	254,225	58,761
Ser. 383, Class 62, IO, 6 1/2s, 2037	88,671	20,105
Ser. 383, Class 64, IO, 6 1/2s, 2037	102,108	23,336
Ser. 383, Class 58, IO, 6 1/2s, 2037	118,800	26,758
Ser. 383, Class 59, IO, 6 1/2s, 2037	88,510	19,591
Ser. 383, Class 65, IO, 6 1/2s, 2037	91,494	21,093
Ser. 383, Class 66, IO, 6 1/2s, 2037	91,453	21,019
Ser. 383, Class 72, IO, 6 1/2s, 2037	284,321	65,942
Ser. 381, Class 14, IO, 6 1/2s, 2037	198,408	44,640
Ser. 381, Class 15, IO, 6 1/2s, 2037	85,506	20,071
Ser. 383, Class 73, IO, 6 1/2s, 2037	96,814	21,931
Ser. 383, Class 70, IO, 6 1/2s, 2037	149,432	33,880
Ser. 383, Class 74, IO, 6 1/2s, 2037	88,562	20,017
Ser. 383, Class 71, IO, 6 1/2s, 2036	84,587	19,026
Ser. 371, Class 2, IO, 6 1/2s, 2036	1,201,160	319,179

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

	Principal amount	Value

Fannie Mae
Ser. 386, Class 8, IO, 6s, 2038	$339,858	$72,676
Ser. 383, Class 40, IO, 6s, 2038	486,493	111,804
Ser. 383, Class 41, IO, 6s, 2038	427,217	98,096
Ser. 383, Class 42, IO, 6s, 2038	309,213	71,371
Ser. 383, Class 43, IO, 6s, 2038	279,577	64,726
Ser. 383, Class 44, IO, 6s, 2038	255,616	59,000
Ser. 383, Class 45, IO, 6s, 2038	196,318	45,882
Ser. 383, Class 46, IO, 6s, 2038	170,927	39,931
Ser. 383, Class 47, IO, 6s, 2038	151,246	35,333
Ser. 383, Class 48, IO, 6s, 2038	135,341	31,712
Ser. 389, Class 5, IO, 6s, 2038	116,000	25,741
Ser. 386, Class 9, IO, 6s, 2038	243,968	54,097
Ser. 383, Class 28, IO, 6s, 2038	509,386	118,292
Ser. 383, Class 29, IO, 6s, 2038	458,199	106,680
Ser. 383, Class 30, IO, 6s, 2038	337,860	79,236
Ser. 383, Class 31, IO, 6s, 2038	298,321	69,963
Ser. 383, Class 32, IO, 6s, 2038	231,523	54,737
Ser. 383, Class 33, IO, 6s, 2038	198,267	46,874
Ser. 383, Class 37, IO, 6s, 2038	90,250	21,499
Ser. 386, Class 7, IO, 6s, 2038	297,784	71,891
Ser. 383, Class 34, IO, 6s, 2037	89,461	20,712
Ser. 383, Class 35, IO, 6s, 2037	88,907	20,531
Ser. 383, Class 50, IO, 6s, 2037	92,616	21,118
Ser. 386, Class 6, IO, 6s, 2037	142,927	32,877
Ser. 383, Class 49, IO, 6s, 2037	87,720	20,159
Ser. 383, Class 51, IO, 6s, 2037	86,355	19,690
Ser. 383, Class 98, IO, 6s, 2022	79,089	12,760
Ser. 383, Class 17, IO, 5 1/2s, 2038	400,526	92,540
Ser. 383, Class 18, IO, 5 1/2s, 2038	267,401	62,102
Ser. 383, Class 19, IO, 5 1/2s, 2038	244,221	56,719
Ser. 386, Class 3, IO, 5 1/2s, 2037	147,516	33,645
Ser. 383, Class 14, IO, 5 1/2s, 2037	95,302	22,230
Ser. 383, Class 3, IO, 5 1/2s, 2037	421,709	96,685
Ser. 383, Class 4, IO, 5 1/2s, 2037	372,332	85,884
Ser. 383, Class 5, IO, 5 1/2s, 2037	236,644	54,585
Ser. 383, Class 6, IO, 5 1/2s, 2037	212,331	49,125
Ser. 383, Class 7, IO, 5 1/2s, 2037	209,625	48,353
Ser. 383, Class 10, IO, 5 1/2s, 2037	94,588	22,705
Ser. 383, Class 8, IO, 5 1/2s, 2037	94,679	22,726
Ser. 383, Class 9, IO, 5 1/2s, 2037	94,633	22,715
Ser. 383, Class 20, IO, 5 1/2s, 2037	150,636	35,705
Ser. 383, Class 21, IO, 5 1/2s, 2037	142,219	33,710
Ser. 383, Class 22, IO, 5 1/2s, 2037	96,208	22,747
Ser. 383, Class 23, IO, 5 1/2s, 2037	93,346	22,070
Ser. 363, Class 2, IO, 5 1/2s, 2035	206,897	54,171
Ser. 383, Class 95, IO, 5 1/2s, 2022	122,265	20,276
Ser. 383, Class 94, IO, 5 1/2s, 2022	84,209	13,732
Ser. 383, Class 96, IO, 5 1/2s, 2022	81,004	12,597
IFB Ser. 07-W6, Class 6A2, IO,
5.318s, 2037	236,703	25,147

129

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-90, Class SE, IO,
5.318s, 2036	$243,761	$32,181
IFB Ser. 03-66, Class SA, IO,
5.168s, 2033	360,765	40,817
IFB Ser. 04-17, Class ST, IO,
5.118s, 2034	48,703	6,097
Ser. 383, Class 1, IO, 5s, 2037	95,273	22,365
IFB Ser. 07-W6, Class 5A2, IO,
4.808s, 2037	337,418	34,906
IFB Ser. 07-W4, Class 4A2, IO,
4.798s, 2037	1,751,884	171,772
IFB Ser. 07-W2, Class 3A2, IO,
4.798s, 2037	495,111	48,729
IFB Ser. 06-115, Class BI, IO,
4.778s, 2036	417,887	31,980
IFB Ser. 05-113, Class AI, IO,
4.748s, 2036	78,340	8,584
IFB Ser. 05-113, Class DI, IO,
4.748s, 2036	2,666,689	252,752
IFB Ser. 05-52, Class DC, IO,
4.718s, 2035	210,586	27,083
IFB Ser. 07-60, Class AX, IO,
4.668s, 2037	657,701	69,268
IFB Ser. 06-60, Class SI, IO,
4.668s, 2036	465,847	51,398
IFB Ser. 06-60, Class UI, IO,
4.668s, 2036	188,113	20,986
IFB Ser. 04-24, Class CS, IO,
4.668s, 2034	503,092	54,337
IFB Ser. 07-W7, Class 3A2, IO,
4.648s, 2037	579,882	54,135
IFB Ser. 03-122, Class SA, IO,
4.618s, 2028	636,132	45,266
IFB Ser. 03-122, Class SJ, IO,
4.618s, 2028	663,714	47,977
IFB Ser. 06-60, Class DI, IO,
4.588s, 2035	221,422	19,098
IFB Ser. 04-60, Class SW, IO,
4.568s, 2034	927,787	99,668
IFB Ser. 05-65, Class KI, IO,
4.518s, 2035	1,659,818	147,137
IFB Ser. 08-01, Class GI, IO,
4.478s, 2037	1,865,022	189,526
IFB Ser. 07-32, Class JS, IO,
4.308s, 2037	100,136	9,566
IFB Ser. 07-23, Class SI, IO,
4.288s, 2037	384,884	33,088
IFB Ser. 07-54, Class CI, IO,
4.278s, 2037	269,028	26,374
IFB Ser. 07-39, Class PI, IO,
4.278s, 2037	293,582	25,723
IFB Ser. 07-30, Class WI, IO,
4.278s, 2037	2,517,748	207,138

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-28, Class SE, IO,
4.268s, 2037	$325,627	$30,406
IFB Ser. 06-128, Class SH, IO,
4.268s, 2037	358,746	29,500
IFB Ser. 06-56, Class SM, IO,
4.268s, 2036	901,769	75,042
IFB Ser. 05-73, Class SI, IO,
4.268s, 2035	209,991	16,694
IFB Ser. 05-12, Class SC, IO,
4.268s, 2035	292,312	22,814
IFB Ser. 05-17, Class ES, IO,
4.268s, 2035	408,566	35,880
IFB Ser. 05-17, Class SY, IO,
4.268s, 2035	189,976	15,777
IFB Ser. 07-W5, Class 2A2, IO,
4.258s, 2037	177,041	14,008
IFB Ser. 07-30, Class IE, IO,
4.258s, 2037	882,945	95,356
IFB Ser. 06-123, Class CI, IO,
4.258s, 2037	720,488	68,376
IFB Ser. 06-123, Class UI, IO,
4.258s, 2037	319,856	29,869
IFB Ser. 05-82, Class SY, IO,
4.248s, 2035	818,366	66,698
IFB Ser. 05-45, Class EW, IO,
4.238s, 2035	740,105	58,243
IFB Ser. 05-45, Class SR, IO,
4.238s, 2035	1,104,900	89,999
IFB Ser. 07-15, Class BI, IO,
4.218s, 2037	521,223	47,925
IFB Ser. 06-16, Class SM, IO,
4.218s, 2036	250,787	23,072
IFB Ser. 05-95, Class CI, IO,
4.218s, 2035	484,945	46,356
IFB Ser. 05-84, Class SG, IO,
4.218s, 2035	794,445	76,482
IFB Ser. 05-57, Class NI, IO,
4.218s, 2035	164,117	14,635
IFB Ser. 05-54, Class SA, IO,
4.218s, 2035	783,398	64,200
IFB Ser. 05-23, Class SG, IO,
4.218s, 2035	612,448	56,901
IFB Ser. 05-17, Class SA, IO,
4.218s, 2035	533,241	50,551
IFB Ser. 05-17, Class SE, IO,
4.218s, 2035	579,938	53,690
IFB Ser. 05-57, Class DI, IO,
4.218s, 2035	1,243,922	103,075
IFB Ser. 05-83, Class QI, IO,
4.208s, 2035	130,738	13,463
IFB Ser. 06-128, Class GS, IO,
4.198s, 2037	302,095	28,656
Ser. 06-116, Class ES, IO, 4.168s,
2036	178,362	14,465

130

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-114, Class IS, IO,
4.168s, 2036	$371,995	$32,045
IFB Ser. 06-116, Class LS, IO,
4.168s, 2036	84,692	7,524
IFB Ser. 06-115, Class GI, IO,
4.158s, 2036	345,004	33,125
IFB Ser. 06-115, Class IE, IO,
4.158s, 2036	282,564	25,432
IFB Ser. 06-117, Class SA, IO,
4.158s, 2036	419,278	36,175
IFB Ser. 06-121, Class SD, IO,
4.158s, 2036	701,604	61,086
IFB Ser. 06-109, Class SG, IO,
4.148s, 2036	499,277	43,910
IFB Ser. 06-104, Class SY, IO,
4.138s, 2036	191,605	15,610
IFB Ser. 06-109, Class SH, IO,
4.138s, 2036	369,703	36,089
IFB Ser. 06-111, Class SA, IO,
4.138s, 2036	87,507	8,204
Ser. 06-104, Class SG, IO,
4.118s, 2036	350,767	27,335
IFB Ser. 07-W6, Class 4A2, IO,
4.118s, 2037	1,379,180	119,123
IFB Ser. 06-128, Class SC, IO,
4.118s, 2037	1,186,156	103,290
IFB Ser. 06-43, Class SI, IO,
4.118s, 2036	365,065	30,672
IFB Ser. 06-44, Class IS, IO,
4.118s, 2036	608,652	48,003
IFB Ser. 06-8, Class JH, IO,
4.118s, 2036	1,292,660	123,223
IFB Ser. 05-122, Class SG, IO,
4.118s, 2035	253,109	22,792
IFB Ser. 05-95, Class OI, IO,
4.108s, 2035	83,011	7,915
IFB Ser. 06-92, Class JI, IO,
4.098s, 2036	236,633	20,791
IFB Ser. 06-92, Class LI, IO,
4.098s, 2036	412,343	36,265
IFB Ser. 06-96, Class ES, IO,
4.098s, 2036	457,058	39,507
IFB Ser. 06-99, Class AS, IO,
4.098s, 2036	253,324	22,608
IFB Ser. 06-85, Class TS, IO,
4.078s, 2036	671,131	54,113
IFB Ser. 06-61, Class SE, IO,
4.068s, 2036	704,543	52,176
IFB Ser. 07-75, Class PI, IO,
4.058s, 2037	455,045	37,096
IFB Ser. 07-76, Class SA, IO,
4.058s, 2037	498,935	37,996
IFB Ser. 07-W7, Class 2A2, IO,
4.048s, 2037	1,142,427	95,218

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-88, Class MI, IO,
4.038s, 2037	$85,265	$6,238
Ser. 06-94, Class NI, IO,
4.018s, 2036	172,331	13,136
IFB Ser. 07-116, Class IA, IO,
4.018s, 2037	1,815,001	147,590
IFB Ser. 07-103, Class AI, IO,
4.018s, 2037	2,001,134	169,119
IFB Ser. 07-1, Class NI, IO,
4.018s, 2037	1,052,773	81,901
IFB Ser. 07-15, Class NI, IO,
4.018s, 2022	474,332	36,631
IFB Ser. 08-3, Class SC, IO,
3.968s, 2038	97,658	7,702
IFB Ser. 07-109, Class XI, IO,
3.968s, 2037	293,235	24,363
IFB Ser. 07-109, Class YI, IO,
3.968s, 2037	451,376	34,162
IFB Ser. 07-W8, Class 2A2, IO,
3.968s, 2037	753,612	60,514
IFB Ser. 07-88, Class JI, IO,
3.968s, 2037	613,689	51,440
IFB Ser. 07-54, Class KI, IO,
3.958s, 2037	230,078	16,955
IFB Ser. 07-30, Class JS, IO,
3.958s, 2037	741,935	62,120
IFB Ser. 07-30, Class LI, IO,
3.958s, 2037	1,141,128	98,295
IFB Ser. 07-W2, Class 1A2, IO,
3.948s, 2037	312,979	25,945
IFB Ser. 07-106, Class SN, IO,
3.928s, 2037	457,562	34,322
IFB Ser. 07-54, Class IA, IO,
3.928s, 2037	399,583	33,972
IFB Ser. 07-54, Class IB, IO,
3.928s, 2037	399,583	33,972
IFB Ser. 07-54, Class IC, IO,
3.928s, 2037	399,583	33,972
IFB Ser. 07-54, Class ID, IO,
3.928s, 2037	399,583	33,972
IFB Ser. 07-54, Class IE, IO,
3.928s, 2037	399,583	33,972
IFB Ser. 07-54, Class IF, IO,
3.928s, 2037	594,023	50,189
IFB Ser. 07-54, Class NI, IO,
3.928s, 2037	321,331	26,125
IFB Ser. 07-54, Class UI, IO,
3.928s, 2037	460,464	40,967
IFB Ser. 07-109, Class AI, IO,
3.918s, 2037	1,538,722	123,209
IFB Ser. 07-91, Class AS, IO,
3.918s, 2037	296,997	22,572
IFB Ser. 07-91, Class HS, IO,
3.918s, 2037	319,712	23,379

131

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-15, Class CI, IO,
3.898s, 2037	$1,341,941	$112,674
IFB Ser. 06-123, Class BI, IO,
3.898s, 2037	1,755,672	144,047
IFB Ser. 06-115, Class JI, IO,
3.898s, 2036	976,288	82,016
IFB Ser. 07-109, Class PI, IO,
3.868s, 2037	440,868	33,725
IFB Ser. 06-123, Class LI, IO,
3.838s, 2037	645,955	51,783
IFB Ser. 08-1, Class NI, IO,
3.768s, 2037	859,989	58,647
IFB Ser. 07-116, Class BI, IO,
3.768s, 2037	1,685,967	116,232
IFB Ser. 08-01, Class AI, IO,
3.768s, 2037	2,259,653	172,453
IFB Ser. 08-10, Class GI, IO,
3.748s, 2038	605,119	43,000
IFB Ser. 08-13, Class SA, IO,
3.738s, 2038	95,059	6,806
IFB Ser. 08-1, Class HI, IO,
3.718s, 2037	1,056,425	78,094
IFB Ser. 07-39, Class AI, IO,
3.638s, 2037	702,616	50,589
IFB Ser. 07-32, Class SD, IO,
3.628s, 2037	470,202	32,786
IFB Ser. 07-30, Class UI, IO,
3.618s, 2037	390,378	29,467
IFB Ser. 07-32, Class SC, IO,
3.618s, 2037	624,323	45,639
IFB Ser. 07-1, Class CI, IO,
3.618s, 2037	451,664	33,428
IFB Ser. 05-74, Class SE, IO,
3.618s, 2035	1,581,762	96,141
IFB Ser. 05-82, Class SI, IO,
3.618s, 2035	1,558,596	97,363
IFB Ser. 05-14, Class SE, IO,
3.568s, 2035	161,579	10,074
IFB Ser. 05-58, Class IK, IO,
3.518s, 2035	573,971	49,033
IFB Ser. 08-1, Class BI, IO,
3.428s, 2038	651,313	36,563
IFB Ser. 07-75, Class ID, IO,
3.388s, 2037	338,020	22,911
Ser. 03-W12, Class 2, IO,
2.218s, 2043	900,274	56,847
Ser. 03-W10, Class 3, IO,
1.935s, 2043	558,147	31,143
Ser. 03-W10, Class 1, IO,
1.923s, 2043	3,047,136	166,983
Ser. 03-W8, Class 12, IO,
1.636s, 2042	2,158,344	112,204
FRB Ser. 03-W17, Class 12, IO,
1.15s, 2033	838,582	30,396

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

Principal amount		Value

Fannie Mae
Ser. 03-T2, Class 2, IO, 0.812s, 2042	$3,109,265	$83,977
Ser. 03-W3, Class 2IO1, IO,
0.683s, 2042	302,475	6,320
Ser. 03-W6, Class 51, IO, 0.676s, 2042	931,458	18,400
Ser. 06-W3, Class 1AS,
IO, 0.662s, 2046	1,532,568	92,125
Ser. 01-T12, Class IO, 0.565s, 2041	1,494,897	24,163
Ser. 03-W2, Class 1, IO, 0.468s, 2042	1,616,950	22,387
Ser. 03-W3, Class 1, IO, 0.439s, 2042	3,269,052	34,378
Ser. 02-T1, Class IO, IO, 0.422s, 2031	1,358,441	16,320
Ser. 03-W6, Class 3, IO, 0.366s, 2042	1,296,931	14,149
Ser. 03-W6, Class 23, IO, 0.352s, 2042	1,362,089	16,211
Ser. 03-W4, Class 3A,
IO, 0.351s, 2042	1,271,036	14,493
Ser. 08-33, Principal Only (PO),
zero %, 2038	97,887	68,376
Ser. 08-9, PO, zero %, 2038	94,694	70,164
Ser. 07-64, Class LO, PO, zero %, 2037	190,549	147,331
Ser. 06-117, Class OA, PO,
zero %, 2036	80,942	58,171
Ser. 06-81, Class OP, PO, zero %, 2036	78,888	57,779
Ser. 04-38, Class AO, PO, zero %, 2034	538,790	387,321
Ser. 04-61, Class CO, PO, zero %, 2031	388,289	323,866
Ser. 07-31, Class TS, IO, zero %, 2009	1,103,021	10,606
Ser. 07-15, Class IM, IO, zero %, 2009	445,775	3,934
Ser. 07-16, Class TS, IO,
zero %, 2009 (F)	1,818,419	13,221
FRB Ser. 06-115, Class SN,
zero %, 2036	168,782	167,137
FRB Ser. 05-65, Class ER, zero %, 2035	335,067	304,292
FRB Ser. 05-57, Class UL, zero %, 2035	300,251	280,283
FRB Ser. 05-36, Class QA, zero %, 2035	63,660	55,766
FRB Ser. 05-65, Class CU, zero %, 2034	51,734	58,296
FRB Ser. 05-81, Class DF, zero %, 2033	33,930	34,266
IFB Ser. 06-75, Class FY, zero %, 2036	70,388	70,900
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	24,319	26,143
Ser. T-58, Class 4A, 7 1/2s, 2043	126,671	135,262
Ser. T-51, Class 2A, 7 1/2s, 2042	162,406	172,675
Ser. T-42, Class A5, 7 1/2s, 2042	70,191	74,949
Ser. T-60, Class 1A2, 7s, 2044	462,940	488,993
Ser. T-41, Class 2A, 7s, 2032	21,036	22,086
IFB Ser. T-56, Class 2ASI, IO,
5.618s, 2043	209,544	23,637
Ser. T-56, Class A, IO, 0.524s, 2043	1,299,127	20,771
Ser. T-56, Class 3, IO, 0.367s, 2043	924,587	11,857
Ser. T-56, Class 1, IO, 0.282s, 2043	1,192,009	10,026
Ser. T-56, Class 2, IO, 0.031s, 2043	1,088,343	3,218

132

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

Principal amount		Value

FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	$286,749	$286,065
First Horizon Alternative Mortgage
Securities FRB Ser. 05-AA10,
Class 2A1, 5.749s, 2035 (F)	188,100	152,461
First Union National Bank-Bank of
America Commercial Mortgage 144A
Ser. 01-C1, Class 3, IO, 1.945s, 2033	3,687,697	122,968
First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	346,000	364,173
Ser. 97-C2, Class G, 7 1/2s, 2029	116,000	106,138
First Union-Lehman Brothers-Bank of
America 144A Ser. 98-C2, Class G,
7s, 2035 (F)	443,000	426,144
Freddie Mac
IFB Ser. 3360, Class SB, 28.87s, 2037	92,898	122,407
IFB Ser. 3339, Class WS, 28.061s, 2037	177,758	236,351
IFB Ser. 3339, Class JS, 26.772s, 2037	154,858	193,126
IFB Ser. 3202, Class PS, 24.412s, 2036	84,051	104,391
IFB Ser. 3349, Class SA, 24.173s, 2037	617,292	752,818
IFB Ser. 3331, Class SE, 24.173s, 2037	150,754	179,520
IFB Ser. 3153, Class SX, 20.894s, 2036	81,211	96,605
IFB Ser. 3182, Class PS, 18.715s, 2032	246,798	294,050
IFB Ser. 3081, Class DC, 18.039s, 2035	176,871	197,976
IFB Ser. 3114, Class GK, 16.515s, 2036	121,483	134,012
IFB Ser. 3360, Class SC, 16.483s, 2037	257,773	268,998
IFB Ser. 3408, Class EK, 15.849s, 2037	520,095	546,531
IFB Ser. 2976, Class KL, 15.322s, 2035	324,476	353,367
IFB Ser. 2990, Class DP, 15.212s, 2034	274,007	295,936
IFB Ser. 2979, Class AS, 15.212s, 2034	78,941	83,586
IFB Ser. 3149, Class SU, 12.867s, 2036	130,819	133,299
IFB Ser. 3065, Class DC, 12.446s, 2035	288,259	291,966
IFB Ser. 2990, Class WP, 10.652s, 2035	192,131	196,394
IFB Ser. 2990, Class LB, 10.629s, 2034	342,174	336,623
IFB Ser. 2927, Class SI, IO, 6.029s, 2035	451,933	61,610
IFB Ser. 2828, Class GI, IO, 5.029s, 2034	524,575	59,507
IFB Ser. 3184, Class SP, IO, 4.879s, 2033	424,115	39,683
IFB Ser. 2869, Class SH, IO, 4.829s, 2034	245,804	19,135
IFB Ser. 2869, Class JS, IO, 4.779s, 2034	1,164,029	92,614
IFB Ser. 239, IO, 4.729s, 2036	76,216	6,621
IFB Ser. 2882, Class LS, IO, 4.729s, 2034	123,262	13,098
IFB Ser. 3203, Class SH, IO, 4.669s, 2036	239,262	26,983
IFB Ser. 2815, Class PT, IO, 4.579s, 2032	530,072	46,852
IFB Ser. 2828, Class TI, IO, 4.579s, 2030	248,112	22,040
IFB Ser. 3397, Class GS, IO, 4.529s, 2037	280,861	22,865
IFB Ser. 3297, Class BI, IO, 4.289s, 2037	1,178,176	113,742
IFB Ser. 3287, Class SD, IO, 4.279s, 2037	458,019	40,192
IFB Ser. 3281, Class BI, IO, 4.279s, 2037	226,125	21,087
IFB Ser. 3281, Class CI, IO, 4.279s, 2037	120,806	9,932
IFB Ser. 3249, Class SI, IO, 4.279s, 2036	183,351	17,880
IFB Ser. 3028, Class ES, IO, 4.279s, 2035	1,313,922	122,960

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 2922, Class SE, IO,
4.279s, 2035	$626,585	$50,489
IFB Ser. 3045, Class DI, IO,
4.259s, 2035	3,343,110	264,241
IFB Ser. 3236, Class ES, IO,
4.229s, 2036	407,642	33,370
IFB Ser. 3136, Class NS, IO,
4.229s, 2036	828,531	68,529
IFB Ser. 3118, Class SD, IO,
4.229s, 2036	1,015,502	69,260
IFB Ser. 3107, Class DC, IO,
4.229s, 2035	1,394,267	134,052
IFB Ser. 2927, Class ES, IO,
4.229s, 2035	354,325	30,829
IFB Ser. 2950, Class SM, IO,
4.229s, 2016	692,093	56,105
IFB Ser. 3256, Class S, IO, 4.219s, 2036	460,762	43,964
IFB Ser. 3031, Class BI, IO, 4.219s, 2035	260,424	27,150
IFB Ser. 3370, Class TS, IO, 4.199s, 2037	97,137	7,433
IFB Ser. 3244, Class SB, IO, 4.189s, 2036	327,166	29,561
IFB Ser. 3244, Class SG, IO, 4.189s, 2036	381,034	35,408
IFB Ser. 3236, Class IS, IO, 4.179s, 2036	594,188	52,172
IFB Ser. 2962, Class BS, IO, 4.179s, 2035	1,491,383	117,035
IFB Ser. 3114, Class TS, IO, 4.179s, 2030	1,652,863	120,486
IFB Ser. 3128, Class JI, IO, 4.159s, 2036	925,002	86,364
IFB Ser. 2990, Class LI, IO, 4.159s, 2034	509,630	48,593
IFB Ser. 3240, Class S, IO, 4.149s, 2036	1,136,247	102,004
IFB Ser. 3153, Class JI, IO, 4.149s, 2036	527,701	41,556
IFB Ser. 3065, Class DI, IO, 4.149s, 2035	199,156	20,364
IFB Ser. 3145, Class GI, IO, 4.129s, 2036	758,913	74,234
IFB Ser. 3114, Class GI, IO, 4.129s, 2036	290,881	30,742
IFB Ser. 3339, Class JI, IO, 4.119s, 2037	1,131,059	84,247
IFB Ser. 3218, Class AS, IO, 4.109s, 2036	388,634	32,907
IFB Ser. 3221, Class SI, IO, 4.109s, 2036	480,280	40,975
IFB Ser. 3153, Class UI, IO, 4.099s, 2036	1,350,582	139,416
IFB Ser. 3202, Class PI, IO, 4.069s, 2036	1,321,126	114,409
IFB Ser. 3355, Class MI, IO, 4.029s, 2037	318,677	25,577
IFB Ser. 3201, Class SG, IO, 4.029s, 2036	607,171	52,342
IFB Ser. 3203, Class SE, IO, 4.029s, 2036	547,254	46,268
IFB Ser. 3171, Class PS, IO, 4.014s, 2036	499,762	41,297
IFB Ser. 3152, Class SY, IO, 4.009s, 2036	604,093	56,052
IFB Ser. 3284, Class BI, IO, 3.979s, 2037	374,496	30,486
IFB Ser. 3260, Class SA, IO, 3.979s, 2037	373,207	26,700
IFB Ser. 3199, Class S, IO, 3.979s, 2036	299,232	25,461
IFB Ser. 3284, Class LI, IO, 3.969s, 2037	1,431,049	120,425
IFB Ser. 3281, Class AI, IO, 3.959s, 2037	1,368,050	116,715
IFB Ser. 3311, Class EI, IO, 3.939s, 2037	362,438	28,774
IFB Ser. 3311, Class IA, IO, 3.939s, 2037	565,848	49,338
IFB Ser. 3311, Class IB, IO, 3.939s, 2037	565,848	49,338
IFB Ser. 3311, Class IC, IO, 3.939s, 2037	565,848	49,338
IFB Ser. 3311, Class ID, IO, 3.939s, 2037	565,848	49,338

133

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3311, Class IE, IO, 3.939s, 2037	$799,961	$69,751
IFB Ser. 3375, Class MS, IO, 3.929s, 2037	92,062	7,098
IFB Ser. 3240, Class GS, IO, 3.909s, 2036	676,405	55,996
IFB Ser. 3339, Class TI, IO, 3.669s, 2037	524,110	40,158
IFB Ser. 3284, Class CI, IO, 3.649s, 2037	1,047,050	78,601
IFB Ser. 3016, Class SQ, IO, 3.639s, 2035	535,932	31,368
IFB Ser. 3235, Class SA, IO, 3.479s, 2036	84,412	5,490
Ser. 246, PO, zero %, 2037	174,659	132,254
Ser. 3292, Class DO, PO, zero %, 2037	87,680	63,123
Ser. 3300, PO, zero %, 2037	175,452	134,426
Ser. 3255, Class CO, PO, zero %, 2036	83,164	60,749
Ser. 239, PO, zero %, 2036	993,091	740,427
Ser. 2587, Class CO, PO, zero %, 2032	145,766	115,191
FRB Ser. 3349, Class DO, zero %, 2037	129,637	123,385
FRB Ser. 3327, Class YF, zero %, 2037	213,376	211,816
FRB Ser. 3326, Class YF, zero %, 2037	112,714	114,697
FRB Ser. 3241, Class FH, zero %, 2036	131,824	120,857
FRB Ser. 3231, Class XB, zero %, 2036	102,574	102,186
FRB Ser. 3147, Class SF, zero %, 2036	211,869	198,908
FRB Ser. 3326, Class WF, zero %, 2035	135,491	121,093
FRB Ser. 3003, Class XF, zero %, 2035	279,182	254,144
GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.096s, 2043	6,479,134	42,415
Ser. 05-C3, Class XC, IO, 0.081s, 2045	30,817,967	130,753
Ser. 07-C1, Class XC, IO, 0.075s, 2019	24,545,161	139,089
GMAC Commercial
Mortgage Securities, Inc.
Ser. 99-C3, Class F, 8.137s, 2036	131,000	134,011
Ser. 97-C1, Class X, IO, 1.356s, 2029	156,369	8,973
Ser. 05-C1, Class X1, IO, 0.187s, 2043	11,496,040	130,085
GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	201,000	196,748
Ser. 06-C1, Class XC, IO, 0.08s, 2045	17,777,182	99,334
Government National Mortgage Association
IFB Ser. 07-26, Class WS,
44.617s, 2037	365,291	573,221
IFB Ser. 07-38, Class AS,
31.91s, 2037	333,415	444,805
IFB Ser. 07-44, Class SP,
23.468s, 2036	187,487	230,064
IFB Ser. 07-35, Class DK,
19.882s, 2035	102,000	118,117
IFB Ser. 05-66, Class SP,
12.596s, 2035	171,058	170,972
IFB Ser. 05-7, Class JM, 11.261s, 2034	320,217	330,568
IFB Ser. 08-29, Class SA, IO,
5.298s, 2038	217,673	20,696

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 06-62, Class SI, IO,
4.898s, 2036	$428,652	$36,568
IFB Ser. 07-1, Class SL, IO,
4.878s, 2037	197,105	17,431
IFB Ser. 07-1, Class SM, IO,
4.868s, 2037	197,105	17,377
IFB Ser. 04-59, Class SC, IO,
4.729s, 2034	240,671	24,267
IFB Ser. 07-49, Class NY, IO,
4.618s, 2035	1,573,413	137,909
IFB Ser. 07-26, Class SG, IO,
4.368s, 2037	629,943	53,493
IFB Ser. 07-9, Class BI, IO,
4.338s, 2037	1,290,815	98,209
IFB Ser. 07-26, Class SD, IO,
4.329s, 2037	641,072	49,622
IFB Ser. 07-31, Class CI, IO,
4.328s, 2037	306,333	22,150
IFB Ser. 07-25, Class SA, IO,
4.318s, 2037	451,176	32,537
IFB Ser. 07-25, Class SB, IO,
4.318s, 2037	880,509	66,458
IFB Ser. 07-22, Class S, IO,
4.318s, 2037	348,088	32,507
IFB Ser. 07-11, Class SA, IO,
4.318s, 2037	317,146	25,923
IFB Ser. 07-14, Class SB, IO,
4.318s, 2037	299,404	24,518
IFB Ser. 05-84, Class AS, IO,
4.318s, 2035	63,337	5,252
IFB Ser. 07-51, Class SJ, IO,
4.268s, 2037	379,923	33,784
IFB Ser. 07-58, Class PS, IO,
4.218s, 2037	204,969	16,331
IFB Ser. 07-59, Class PS, IO,
4.188s, 2037	294,750	22,797
IFB Ser. 07-59, Class SP, IO,
4.188s, 2037	439,693	34,762
IFB Ser. 07-48, Class SB, IO,
4.179s, 2037	494,415	32,894
IFB Ser. 07-68, Class PI, IO,
4.168s, 2037	391,427	31,084
IFB Ser. 06-38, Class SG, IO,
4.168s, 2033	1,319,444	90,403
IFB Ser. 07-53, Class SG, IO,
4.118s, 2037	230,746	15,379
IFB Ser. 07-17, Class AI, IO,
4.079s, 2037	1,329,912	105,471
IFB Ser. 08-3, Class SA, IO,
4.068s, 2038	768,786	47,681
IFB Ser. 07-79, Class SY, IO,
4.068s, 2037	1,230,459	75,530
IFB Ser. 07-64, Class AI, IO,
4.068s, 2037	1,305,710	88,139

134

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-53, Class ES, IO,
4.068s, 2037	$339,386	$18,981
IFB Ser. 08-2, Class SV, IO,
4.049s, 2038	239,524	17,346
IFB Ser. 08-4, Class SA, IO,
4.034s, 2038	1,508,344	92,378
IFB Ser. 07-9, Class AI, IO,
4.029s, 2037	539,855	40,162
IFB Ser. 07-9, Class DI, IO,
4.028s, 2037	655,538	44,793
IFB Ser. 07-57, Class QA,
IO, 4.018s, 2037	782,606	47,023
IFB Ser. 07-58, Class SA, IO,
4.018s, 2037	333,948	20,871
IFB Ser. 07-58, Class SC, IO,
4.018s, 2037	618,168	32,954
IFB Ser. 07-61, Class SA, IO,
4.018s, 2037	416,552	27,327
IFB Ser. 07-53, Class SC, IO,
4.018s, 2037	375,227	21,237
IFB Ser. 07-53, Class SE, IO,
4.018s, 2037	1,299,978	83,500
IFB Ser. 07-27, Class S, IO,
4.018s, 2037	250,891	18,064
IFB Ser. 07-28, Class SG, IO,
4.018s, 2037	87,389	7,014
IFB Ser. 06-26, Class S, IO,
4.018s, 2036	121,328	9,580
IFB Ser. 06-28, Class GI, IO,
4.018s, 2035	535,474	38,046
IFB Ser. 07-58, Class SD, IO,
4.008s, 2037	583,645	30,680
IFB Ser. 07-59, Class SD, IO,
3.988s, 2037	735,733	44,862
IFB Ser. 07-36, IO, 3.988s, 2037	111,140	7,975
IFB Ser. 07-36, Class SG, IO,
3.988s, 2037	404,867	28,847
IFB Ser. 08-40, Class SA, IO,
3.929s, 2038	113,130	8,139
IFB Ser. 05-65, Class SI, IO,
3.868s, 2035	572,741	43,379
IFB Ser. 07-17, Class IC, IO,
3.779s, 2037	719,861	48,631
IFB Ser. 07-17, Class IB, IO,
3.768s, 2037	312,741	20,627
IFB Ser. 06-14, Class S, IO,
3.768s, 2036	468,632	32,132
IFB Ser. 06-11, Class ST, IO,
3.758s, 2036	292,362	19,670
IFB Ser. 07-25, Class KS, IO,
3.729s, 2037	92,646	7,080
IFB Ser. 07-21, Class S, IO,
3.729s, 2037	735,488	44,975

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

Principal amount		Value

Government National Mortgage Association
IFB Ser. 07-27, Class SD, IO,
3.718s, 2037	$320,075	$18,509
IFB Ser. 07-19, Class SJ, IO,
3.718s, 2037	550,155	32,062
IFB Ser. 07-23, Class ST, IO,
3.718s, 2037	646,050	36,204
IFB Ser. 07-8, Class SA, IO,
3.718s, 2037	472,443	30,567
IFB Ser. 07-9, Class CI, IO,
3.718s, 2037	855,038	50,585
IFB Ser. 07-7, Class EI, IO,
3.718s, 2037	564,113	32,834
IFB Ser. 07-7, Class JI, IO,
3.718s, 2037	845,631	55,855
IFB Ser. 07-1, Class S, IO,
3.718s, 2037	714,842	41,795
IFB Ser. 07-3, Class SA, IO,
3.718s, 2037	682,856	39,794
IFB Ser. 07-31, Class AI, IO,
3.709s, 2037	363,824	33,443
IFB Ser. 07-43, Class SC, IO,
3.629s, 2037	430,836	25,265
IFB Ser. 05-3, Class SN, IO,
3.618s, 2035	50,829	3,215
IFB Ser. 04-41, Class SG, IO,
3.518s, 2034	51,856	2,110
FRB Ser. 07-49, Class UF, zero %, 2037	60,155	57,682
FRB Ser. 07-33, Class TB, zero %, 2037	152,351	135,843
FRB Ser. 07-35, Class UF, zero %, 2037	94,804	96,403
FRB Ser. 07-6, Class TD, zero %, 2037	146,816	131,378
Government National Mortgage
Association 144A IFB Ser. 06-GG8,
Class X, IO, 0.855s, 2039 (F)	3,389,824	106,567
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 4.041s, 2045	751,666	20,671
Greenwich Capital Commercial
Funding Corp. Ser. 05-GG5, Class XC,
IO, 0.083s, 2037 (F)	24,787,159	86,860
Greenwich Capital Commercial
Funding Corp. 144A
Ser. 07-GG9, Class X, IO,
0.511s, 2039	4,298,880	77,917
Ser. 05-GG3, Class XC, IO,
0.175s, 2042	20,486,253	278,485
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.799s, 2045	300,000	291,129
Ser. 06-GG6, Class A2, 5.506s,
2038 (F)	380,000	379,241
GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030 (F)	173,000	171,860
Ser. 04-C1, Class X1, IO, 0.683s,
2028 (F)	4,602,706	36,371

135

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COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

Principal amount		Value

GS Mortgage Securities Corp. II 144A
Ser. 03-C1, Class X1, IO,
0.253s, 2040	$1,802,453	$35,614
Ser. 05-GG4, Class XC, IO,
0.219s, 2039 (F)	14,204,309	221,913
Ser. 06-GG6, Class XC, IO,
0.061s, 2038 (F)	14,754,689	39,869
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035 (F)	38,367	38,116
Ser. 05-RP3, Class 1A3, 8s, 2035 (F)	123,349	120,042
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035 (F)	99,073	100,173
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035 (F)	118,583	115,415
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035 (F)	131,224	132,683
IFB Ser. 04-4, Class 1AS, IO, 3.706s, 2034	6,225,403	387,922
GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.835s, 2035 (F)	240,498	232,309
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	49,480	4,948
HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 6.135s, 2037	1,000,950	825,784
IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 2.593s, 2037 (F)	625,533	539,354
IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR15, Class 1A1,
6.248s, 2037	35,065	27,702
FRB Ser. 07-AR9, Class 2A1,
6.077s, 2037	34,820	27,508
FRB Ser. 07-AR11, Class 1A1,
5.65s, 2037 (F)	441,563	296,085
FRB Ser. 05-AR31, Class 3A1,
5.643s, 2036 (F)	1,207,975	906,175
FRB Ser. 05-AR5, Class 4A1,
5.456s, 2035	29,477	25,067
JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1,
6.069s, 2036	13,851	10,667
FRB Ser. 06-A1, Class 5A1,
5.894s, 2036	24,515	19,612
JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029 (F)	123,000	125,225
FRB Ser. 07-LD12, Class AM,
6.261s, 2051	724,000	670,829
FRB Ser. 07-LD12, Class A3,
6.189s, 2051	3,461,000	3,356,616
FRB Ser. 07-LD11, Class A3,
6.007s, 2049 (F)	375,000	361,702
Ser. 07-CB20, Class A3, 5.863s, 2051	751,000	721,666
Ser. 06-CB15, Class A4, 5.814s, 2043	575,000	558,373
Ser. 07-CB20, Class A4, 5.794s, 2051	491,000	469,440
Ser. 06-CB14, Class A4, 5.481s, 2044	636,000	612,748
Ser. 05-LDP2, Class AM, 4.78s, 2042	250,000	228,547

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

	Principal amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 06-LDP8, Class X, IO,
0.762s, 2045	$4,497,373	$138,969
Ser. 06-CB17, Class X, IO,
0.701s, 2043	5,048,657	156,205
Ser. 06-LDP9, Class X, IO,
0.641s, 2047	1,272,430	30,717
Ser. 07-LDPX, Class X, IO,
0.526s, 2049	7,194,045	125,334
Ser. 06-CB16, Class X1, IO,
0.086s, 2045	5,127,017	66,651
Ser. 06-LDP7, Class X, IO,
0.02s, 2045	29,752,712	23,244
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	152,000	151,450
Ser. 03-ML1A, Class X1, IO,
0.78s, 2039 (F)	5,358,602	188,802
Ser. 05-LDP1, Class X1, IO,
0.156s, 2046	7,258,093	57,266
Ser. 05-LDP2, Class X1, IO,
0.155s, 2042	20,312,854	302,255
Ser. 05-CB12, Class X1, IO,
0.131s, 2037	7,329,530	62,448
Ser. 05-LDP3, Class X1, IO,
0.095s, 2042	10,928,129	74,311
Ser. 06-CB14, Class X1, IO,
0.08s, 2044	7,629,850	28,002
Ser. 06-LDP6, Class X1, IO,
0.079s, 2043	4,752,996	21,341
Ser. 05-LDP5, Class X1, IO,
0.068s, 2044	46,610,094	183,891
Ser. 07-CB20, Class X1, IO,
0.067s, 2051	11,147,375	127,192
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031 (F)	90,000	84,501
Ser. 99-C1, Class G, 6.41s, 2031	97,000	70,304
Ser. 98-C4, Class G, 5.6s, 2035	84,000	77,182
Ser. 98-C4, Class H, 5.6s, 2035	143,000	140,578
LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	1,078,000	1,068,733
Ser. 04-C7, Class A6, 4.786s, 2029	242,000	229,374
Ser. 07-C2, Class XW, IO,
0.73s, 2040	1,560,533	47,641
LB-UBS Commercial
Mortgage Trust 144A
Ser. 06-C7, Class XW, IO,
0.914s, 2038	3,557,055	129,650
Ser. 03-C5, Class XCL, IO,
0.787s, 2037	2,555,032	43,398
Ser. 05-C2, Class XCL, IO,
0.184s, 2040	30,100,827	263,500

136

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COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

Principal amount		Value

LB-UBS Commercial
Mortgage Trust 144A
Ser. 05-C3, Class XCL, IO,
0.183s, 2040	$7,550,050	$128,826
Ser. 05-C5, Class XCL, IO,
0.139s, 2020	9,349,123	104,897
Ser. 05-C7, Class XCL, IO,
0.12s, 2040	16,857,552	117,993
Ser. 06-C1, Class XCL, IO,
0.106s, 2041	13,942,803	123,731
Ser. 06-C7, Class XCL, IO,
0.094s, 2038	5,783,456	81,755
Ser. 07-C2, Class XCL, IO,
0.09s, 2040	13,412,395	141,581
Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H,
3.421s, 2017	137,000	124,122
FRB Ser. 05-LLFA, Class J, 3.271s, 2018	57,000	49,020
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 26.025s, 2036	142,739	166,215
IFB Ser. 07-5, Class 4A3, 25.185s, 2037	262,479	295,544
IFB Ser. 07-5, Class 8A2, IO,
5.238s, 2036	821,399	68,823
Ser. 07-1, Class 3A2, IO, 4.768s, 2037	698,664	69,409
IFB Ser. 07-4, Class 3A2, IO,
4.718s, 2037	400,033	33,133
IFB Ser. 06-5, Class 2A2, IO,
4.668s, 2036	930,623	73,068
IFB Ser. 07-4, Class 2A2, IO,
4.188s, 2037	1,641,447	135,414
IFB Ser. 06-7, Class 2A5, IO,
4.183s, 2036	1,579,971	122,292
IFB Ser. 07-1, Class 2A3,
IO, 4.148s, 2037	1,194,671	103,422
Ser. 06-9, Class 2A3, IO, 4.138s, 2036	1,394,244	119,614
IFB Ser. 06-9, Class 2A2, IO,
4.138s, 2037	1,016,705	85,094
IFB Ser. 06-7, Class 2A4, IO,
4.068s, 2036	1,697,590	116,057
IFB Ser. 07-5, Class 10A2, IO,
3.858s, 2037	812,439	50,844
Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012	656,484	614,075
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 6.442s, 2034	19,061	14,773
FRB Ser. 04-13, Class 3A6, 3.788s, 2034	461,000	434,907
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	274,200	1,577
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	711,053	1,333
MASTR Alternative Loans Trust
Ser. 06-3, Class 1A1, 6 1/4s, 2036	21,817	16,362
MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	94,850	101,420
Ser. 05-1, Class 1A4, 7 1/2s, 2034	167,285	178,275

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

Principal amount		Value

Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 3.103s, 2027	$452,430	$389,070
Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.099s, 2049	10,659,796	127,701
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 2.971s, 2022	99,963	84,968
Ser. 06-1, Class X1A, IO, 1.565s, 2022	1,238,910	7,356
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 7.081s, 2030	82,000	84,394
FRB Ser. 05-A9, Class 3A1,
5.274s, 2035	717,569	701,903
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3,
6.023s, 2050	206,000	200,109
FRB Ser. 07-C1, Class A4,
6.023s, 2050	230,000	220,266
Ser. 05-MCP1, Class XC, IO,
0.127s, 2043	9,268,797	107,875
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO,
0.251s, 2039	1,101,606	20,819
Ser. 05-LC1, Class X, IO,
0.229s, 2044	4,952,258	33,723
Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 6.156s, 2049	563,000	543,364
FRB Ser. 07-8, Class A2, 6.119s, 2049	365,000	358,807
Ser. 07-9, Class A4, 5.748s, 2049	1,120,000	1,055,110
Merrill Lynch/Countrywide Commercial
Mortgage Trust 144A
Ser. 07-7, Class X, IO, 0.137s, 2050	25,156,675	74,337
Ser. 06-3, Class XC, IO, 0.11s, 2046	6,807,370	92,580
Mezz Cap Commercial Mortgage
Trust 144A
Ser. 04-C2, Class X, IO,
6.004s, 2040	313,964	73,665
Ser. 05-C3, Class X, IO,
5.555s, 2044	386,329	89,455
Ser. 06-C4, Class X, IO,
5.454s, 2016	1,109,259	291,996
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.693s, 2043	1,344,488	53,080
Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3,
6.458s, 2043	162,000	166,346
FRB Ser. 06-IQ11, Class A4,
5.944s, 2042	575,000	561,405
FRB Ser. 07-IQ14, Class AM,
5.877s, 2049	228,000	204,902
Ser. 05-HQ6, Class A4A, 4.989s, 2042	553,000	527,626
Ser. 04-HQ4, Class A7, 4.97s, 2040 (F)	286,000	270,489
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	6,064	6,073

137

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COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

	Principal amount	Value

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	$220,000	$145,200
Ser. 04-RR, Class F6, 6s, 2039	230,000	140,300
Ser. 07-HQ13, Class X1,
IO, 0.823s, 2044	7,656,768	239,044
Ser. 05-HQ5, Class X1, IO,
0.168s, 2042	3,007,285	18,104
Ser. 05-HQ6, Class X1, IO,
0.116s, 2042	11,900,470	103,373
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.275s, 2035	586,089	430,482
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.198s, 2030	124,000	127,471
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 7.543s, 2035	49,107	44,707
Nomura Asset Acceptance Corp.
144A Ser. 04-R2, Class PT, 9.087s, 2034	47,967	54,232
Permanent Financing PLC 144A FRB
Ser. 9A, Class 3A, 2.796s, 2033
(United Kingdom)	420,000	409,500
Permanent Master Issuer PLC FRB
Ser. 07-1, Class 4A, 2.793s, 2033
(United Kingdom)	511,000	491,838
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032 (F)	490,000	484,026
Ser. 00-C1, Class J, 6 5/8s, 2010	146,000	105,161
Ser. 00-C2, Class J, 6.22s, 2033 (F)	127,000	115,995
Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	399,976	357,979
IFB Ser. 07-A3, Class 2A2, IO,
4.208s, 2037	1,697,617	143,052
Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	630,089	573,305
Saco I Trust FRB Ser. 05-10, Class 1A1,
2.743s, 2033 (F)	166,756	75,053
Salomon Brothers Mortgage Securities
VII 144A Ser. 02-KEY2, Class X1, IO,
0.794s, 2036	2,905,999	119,732
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018
(Cayman Islands)	100,000	84,500
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)	62,000	47,120
Ser. 04-1A, Class L, 5s, 2018
(Cayman Islands)	41,000	31,570
Structured Adjustable Rate
Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2,
6 1/4s, 2037	1,238,566	1,056,992
Ser. 04-8, Class 1A3, 6.199s, 2034	5,532	4,752
FRB Ser. 05-18, Class 6A1,
5.247s, 2035 (F)	284,797	253,622
Ser. 05-9, Class AX, IO,
1.6s, 2035	2,622,192	57,688

COLLATERALIZED MORTGAGE OBLIGATIONS (27.1%)* continued

Principal amount		Value

Structured Adjustable Rate
Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 2.833s, 2034	$88,060	$80,355
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
3.768s, 2037	6,611,113	407,693
Ser. 07-4, Class 1A4, IO, 1s, 2037	7,116,550	191,666
Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 3.399s, 2037	1,423,346	64,125
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.1s, 2051	442,000	429,151
Ser. 07-C30, Class A3, 5.246s, 2043	719,000	702,049
Ser. 04-C15, Class A4, 4.803s, 2041	426,000	402,814
Ser. 06-C28, Class XC, IO,
0.564s, 2048	2,215,977	45,162
Ser. 06-C29, IO, 0.529s, 2048	10,616,059	222,831
Ser. 07-C34, IO, 0.52s, 2046	2,943,282	63,575
Wachovia Bank Commercial
Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L,
5.771s, 2018	100,000	80,000
Ser. 03-C3, Class IOI, IO, 0.487s, 2035	2,158,645	58,071
Ser. 07-C31, IO, 0.435s, 2047	12,147,770	188,898
Ser. 06-C27, Class XC, IO, 0.084s, 2045	5,852,641	60,282
Ser. 06-C23, Class XC, IO, 0.071s, 2045	8,366,430	45,764
Ser. 06-C26, Class XC, IO, 0.053s, 2045	3,290,422	9,114
WAMU Commercial Mortgage
Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	30,000	19,790
Ser. 06-SL1, Class X, IO, 0.937s, 2043	887,460	33,227
Ser. 07-SL2, Class X, IO, 0 7/8s, 2049	1,998,864	68,101
WAMU Mortgage Pass-Through
Certificates FRB Ser. 04-AR1,
Class A, 4.229s, 2034	39,908	36,716
Washington Mutual Mortgage
Pass-Through Certificates
Ser. 07-2, Class CX, IO, 7s, 2037	112,201	22,081
Washington Mutual Multi-Fam.,
Mtge. 144A Ser. 01-1, Class B5,
7.189s, 2031 (Cayman Islands)	186,000	171,186
Wells Fargo Mortgage Backed
Securities Trust
Ser. 06-AR10, Class 3A1,
5.005s, 2036 (F)	336,724	323,218
Ser. 05-AR2, Class 2A1, 4.541s, 2035	177,143	168,357
Ser. 05-AR9, Class 1A2, 4.367s, 2035	143,668	104,878
Ser. 04-R, Class 2A1, 4.365s, 2034 (F)	173,988	167,546
Ser. 05-AR12, Class 2A5, 4.321s,
2035 (F)	2,483,000	2,276,301
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035	6,075,000	26,152

Total collateralized mortgage obligations
(cost $100,654,306)		$103,305,725

138

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (13.2%)*

Principal amount		Value

Basic Materials (0.5%)
ArcelorMittal 144A notes 6 1/8s, 2018
(Luxembourg)	$175,000	$171,020
Domtar Corp. company guaranty Ser. *,
7 7/8s, 2011 (Canada)	40,000	40,200
Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty 4.027s, 2009	200,000	201,190
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	300,000	317,250
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes FRN 5.883s, 2015	15,000	15,004
Georgia-Pacific Corp. debs. 9 1/2s, 2011	72,000	73,170
Georgia-Pacific Corp. notes 8 1/8s, 2011	85,000	83,938
International Paper Co. bonds 7.95s, 2018	95,000	94,471
International Paper Co. bonds 7.4s, 2014	35,000	35,012
Lubrizol Corp. (The) sr. notes 5 1/2s, 2014	60,000	57,292
Monsanto Co. company guaranty
sr. unsec. notes 5 7/8s, 2038	65,000	62,565
Monsanto Co. sr. unsec. unsub.
notes 5 1/8s, 2018	45,000	44,132
Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	140,000	149,100
Nucor Corp. notes 5.85s, 2018	125,000	125,921
Packaging Corp. of America unsec.
unsub. notes 5 3/4s, 2013	40,000	39,081
PPG Industries, Inc. sr. unsec. unsub.
notes 6.65s, 2018	20,000	20,325
Sealed Air Corp. 144A notes 5 5/8s, 2013	25,000	24,154
Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2015	140,000	134,050
Steel Dynamics, Inc. 144A sr. notes
7 3/8s, 2012	90,000	90,000
United States Steel Corp. sr. unsec.
unsub. notes 7s, 2018	25,000	24,945
Westvaco Corp. unsec. notes
7 1/2s, 2027	22,000	21,892
Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)	95,000	89,594
		1,914,306

Capital Goods (0.5%)
Caterpillar Financial Services Corp.
sr. unsec. 4.85s, 2012	105,000	104,689
Caterpillar Financial Services Corp.
sr. unsec. notes Ser. MTN, 5.85s, 2017	205,000	209,955
Caterpillar Financial Services Corp.
sr. unsec. notes Ser. MTN, 5.45s, 2018	125,000	123,921
Covidien International Finance SA company
guaranty sr. unsec. unsub. notes 6.55s,
2037 (Luxembourg)	65,000	65,560
Covidien International Finance SA company
guaranty sr. unsec. unsub. notes 6s, 2017
(Luxembourg)	75,000	75,907
Eaton Corp. notes 5.6s, 2018	160,000	158,431

CORPORATE BONDS AND NOTES (13.2%)* continued

	Principal amount	Value

John Deere Capital Corp. sr. unsec.
notes Ser. MTN, 5.35s, 2018	$45,000	$44,223
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	80,000	74,800
L-3 Communications Corp. sr. sub.
notes 5 7/8s, 2015	65,000	59,963
Legrand SA unsec. unsub. debs.
8 1/2s, 2025 (France)	120,000	134,924
Pitney Bowes, Inc. sr. unsec. notes
5.6s, 2018	15,000	14,745
Rexam PLC 144A bond 6 3/4s, 2013
(United Kingdom)	580,000	577,813
United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	230,000	230,135
United Technologies Corp. sr. unsec.
notes 5 3/8s, 2017	170,000	169,054
		2,044,120

Communication Services (1.2%)
American Tower Corp. 144A sr.
notes 7s, 2017	160,000	158,400
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	65,000	66,686
AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031	159,000	188,666
AT&T Wireless Services, Inc. sr. notes
7 7/8s, 2011	355,000	377,953
AT&T, Inc. sr. unsec. unsub. notes 6
.3s, 2038	475,000	449,006
AT&T, Inc. sr. unsec. unsub. notes
4.95s, 2013	145,000	144,474
AT&T, Inc. sr. unsec. unsub. bonds
5 1/2s, 2018	15,000	14,535
AT&T, Inc. sr. unsec. unsub. notes
5.6s, 2018	15,000	14,654
Bellsouth Capital Funding unsec. notes
7 7/8s, 2030	170,000	187,784
British Telecommunications PLC sr. unsec.
notes 5.15s, 2013 (United Kingdom)	240,000	234,636
CenturyTel, Inc. sr. unsec. notes
5 1/2s, 2013	10,000	9,427
Embarq Corp. sr. unsec. unsub. notes
6.738s, 2013	50,000	48,244
France Telecom notes 8 1/2s, 2031
(France)	50,000	60,522
Nextel Communications, Inc. sr. notes
Ser. E, 6 7/8s, 2013	85,000	71,825
Nextel Communications, Inc. sr. notes
Ser. F, 5.95s, 2014	350,000	280,875
Qwest Corp. sr. notes FRN
6.026s, 2013	15,000	14,325
Rogers Wireless, Inc. sec. notes
6 3/8s, 2014 (Canada)	245,000	245,284
Southwestern Bell Telephone debs.
7s, 2027	180,000	180,168

139

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (13.2%)* continued

Principal amount		Value

Communication Services continued
Telecom Italia Capital SA company
guaranty 7.2s, 2036 (Luxembourg)	$45,000	$43,518
Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Luxembourg)	135,000	123,546
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	55,000	51,956
Telecom Italia Capital SA company
guaranty 4s, 2010 (Luxembourg)	15,000	14,816
Telecom Italia Capital SA company
guaranty sr. unsec. notes FRN 3.344s,
2011 (Luxembourg)	60,000	57,176
Telefonica Emisones SAU company
guaranty 7.045s, 2036 (Spain)	175,000	185,370
Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	55,000	54,974
Telefonica Europe BV company guaranty
8 1/4s, 2030 (Netherlands)	30,000	34,439
Telus Corp. notes 8s, 2011 (Canada)	140,000	150,313
Verizon Communications, Inc. sr. unsec.
notes 6.4s, 2038	10,000	9,338
Verizon Communications, Inc. sr. unsec.
notes 5.55s, 2016	435,000	423,709
Verizon New Jersey, Inc. debs. 8s, 2022	110,000	119,844
Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	151,610
Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	50,000	48,629
Vodafone Group PLC unsec. notes 6.15s,
2037 (United Kingdom)	200,000	186,598
		4,403,300

Conglomerates (0.2%)
General Electric Co. sr. unsec. notes
5 1/4s, 2017	95,000	91,327
Honeywell International, Inc. sr. unsec.
notes 5.3s, 2018	60,000	59,058
Parker Hannifin Corp. sr. unsec.
unsub. notes 6 1/4s, 2038	125,000	126,517
Parker Hannifin Corp. sr. unsec.
unsub. notes 5 1/2s, 2018	60,000	60,189
Siemens Financieringsmaatschappij
144A notes 5 3/4s, 2016 (Netherlands)	100,000	100,134
Textron, Inc. sr. unsec. 5.6s, 2017	195,000	194,752
		631,977

Consumer Cyclicals (0.5%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	80,000	76,800
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	90,000	76,500
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	155,000	160,731
DaimlerChrysler NA Holding Corp.
company guaranty unsec. notes 7.2s, 2009	125,000	128,570
DaimlerChrysler NA Holding Corp.
company guaranty unsec. unsub. notes
Ser. MTN, 5 3/4s, 2011	235,000	239,640

CORPORATE BONDS AND NOTES (13.2%)* continued

Principal amount		Value

Consumer Cyclicals continued
Federated Department Stores, Inc.
company guaranty sr. unsec. notes
6 5/8s, 2011	$5,000	$4,933
Ford Motor Credit Co., LLC notes
6 3/8s, 2008	135,000	132,680
Hanson PLC company guaranty
6 1/8s, 2016 (United Kingdom)	20,000	19,844
JC Penney Co., Inc. debs. 7.65s, 2016	10,000	10,011
JC Penney Co., Inc. notes 6 7/8s, 2015	130,000	125,277
Marriott International, Inc. notes
6 3/8s, 2017	125,000	118,113
Marriott International, Inc. sr. unsec. Ser. J,
5 5/8s, 2013	20,000	18,809
Mattel, Inc. sr. unsec. notes 5 5/8s, 2013	40,000	39,198
Mohawk Industries, Inc. sr. unsec.
notes 6 1/8s, 2016	30,000	28,680
Omnicom Group, Inc. sr. notes 5.9s, 2016	90,000	87,938
Starwood Hotels & Resorts Worldwide, Inc.
company guaranty 7 7/8s, 2012	85,000	86,492
Starwood Hotels & Resorts
Worldwide, Inc. sr. unsec. notes
6 1/4s, 2013	195,000	188,286
Target Corp. bonds 6 1/2s, 2037	230,000	221,254
VF Corp. sr. unsec. 5.95s, 2017	95,000	93,388
Vulcan Materials Co. sr. unsec. unsub.
notes 5.6s, 2012	110,000	109,222
		1,966,366

Consumer Staples (1.4%)
Cadbury Schweppes US Finance LLC
144A company guaranty sr. unsec.
notes 5 1/8s, 2013	30,000	28,710
Campbell Soup Co. debs. 8 7/8s, 2021	110,000	143,472
ConAgra Foods, Inc. unsec. notes
7 7/8s, 2010	350,000	369,979
Cox Communications, Inc. notes
7 1/8s, 2012	145,000	151,345
Cox Communications, Inc. 144A notes
5 7/8s, 2016	135,000	131,884
Cox Enterprises, Inc. 144A notes
7 7/8s, 2010	125,000	131,763
CVS Caremark, Corp. sr. unsec.
FRN 6.302s, 2037	235,000	201,513
CVS Caremark, Corp. 144A
pass-through certificates 6.117s, 2013	249,495	247,309
Delhaize Group sr. unsub. notes
6 1/2s, 2017 (Belgium)	75,000	75,654
Diageo Capital PLC company guaranty
5 3/4s, 2017 (United Kingdom)	10,000	9,870
Diageo Capital PLC company guaranty
5.2s, 2013 (United Kingdom)	5,000	5,006
Diageo PLC company guaranty 8s, 2022	230,000	262,092
Estee Lauder Cos., Inc. (The) sr. unsec.
notes 6s, 2037	140,000	130,402

140

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (13.2%)* continued

Principal amount		Value

Consumer Staples continued
Estee Lauder Cos., Inc. (The) sr. unsec.
notes 5.55s, 2017	$35,000	$34,208
Kellogg Co. sr. unsub. 5 1/8s, 2012	20,000	20,224
Kraft Foods, Inc. notes 6 1/8s, 2018	110,000	106,363
Kroger Co. company guaranty 6 3/4s, 2012	60,000	63,185
Kroger Co. company guaranty 6.4s, 2017	110,000	112,195
McDonald’s Corp. sr. unsec. Ser.
MTN, 6.3s, 2038	75,000	73,916
McDonald’s Corp. sr. unsec. bond
6.3s, 2037	115,000	114,377
McDonald’s Corp. sr. unsec. bond
5.8s, 2017	60,000	60,938
Newell Rubbermaid, Inc. sr. unsec.
notes 5 1/2s, 2013	20,000	19,676
News America Holdings, Inc. company
guaranty 7 3/4s, 2024	135,000	145,868
News America Holdings, Inc. debs.
7 3/4s, 2045	340,000	362,802
R. R. Donnelley & Sons Co. sr. unsec.
notes 5 5/8s, 2012	20,000	19,588
Reynolds American, Inc. company
guaranty 7 1/4s, 2013	85,000	87,867
Sara Lee Corp. sr. unsec. unsub.
notes 6 1/4s, 2011	110,000	112,619
TCI Communications, Inc. company
guaranty 7 7/8s, 2026	355,000	385,371
TCI Communications, Inc. debs.
9.8s, 2012	95,000	107,086
TCI Communications, Inc. debs.
7 7/8s, 2013	265,000	284,427
Tesco PLC 144A sr. unsec. unsub. notes
6.15s, 2037 (United Kingdom)	120,000	111,228
Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	360,000	356,997
Time Warner Cable, Inc. company
guaranty sr. unsec. 6 3/4s, 2018	100,000	100,492
Time Warner Entertainment Co., LP
debs. 8 3/8s, 2023	20,000	21,552
Time Warner, Inc. debs. 9.15s, 2023	85,000	97,519
Time Warner, Inc. debs. 9 1/8s, 2013	300,000	329,425
Viacom, Inc. sr. notes 5 3/4s, 2011	85,000	85,198
Yum! Brands, Inc. sr. unsec. unsub.
6 1/4s, 2018	105,000	102,385
		5,204,505

Energy (0.6%)
Anadarko Petroleum Corp. sr. notes
5.95s, 2016	88,000	88,100
Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	140,000	140,350
ConocoPhillips comp 5.9s, 2038	15,000	14,733

CORPORATE BONDS AND NOTES (13.2%)* continued

	Principal amount	Value

Energy continued
ConocoPhillips company guaranty unsec.
sr. notes 5.2s, 2018	$10,000	$9,832
El Paso Natural Gas Co. sr. unsec.
notes 5.95s, 2017	15,000	14,474
Enterprise Products Operating LP
company guaranty FRB 8 3/8s, 2066	240,000	239,931
Enterprise Products Operating LP
company guaranty FRB 7.034s, 2068	25,000	21,857
Enterprise Products Operating, LLC
company guaranty sr. notes 6 1/2s, 2019	15,000	15,080
EOG Resources, Inc. sr. unsec. notes
5 7/8s, 2017	85,000	85,574
Forest Oil Corp. sr. notes 8s, 2011	80,000	82,400
Hess Corp. bonds 7 7/8s, 2029	165,000	189,240
Motiva Enterprises, LLC 144A sr. notes
5.2s, 2012	30,000	31,096
Newfield Exploration Co. sr. sub. notes
6 5/8s, 2016	90,000	82,800
Nexen, Inc. unsec. unsub. notes
6.4s, 2037 (Canada)	75,000	71,013
Peabody Energy Corp. sr. notes
5 7/8s, 2016	110,000	103,400
Petro-Canada sr. unsec. unsub.
notes 6.05s, 2018 (Canada)	90,000	88,694
Premcor Refining Group, Inc. sr. notes
7 1/2s, 2015	215,000	221,811
Suncor Energy, Inc. sr. unsec. notes
6.1s, 2018 (Canada) (S)	140,000	140,424
Sunoco, Inc. notes 4 7/8s, 2014	75,000	70,808
Tesoro Corp. company guaranty
6 1/2s, 2017	135,000	121,163
Weatherford International, Inc.
company guaranty sr. unsec. unsub.
bonds 6.8s, 2037	30,000	30,036
Weatherford International, Inc.
company guaranty sr.unsec. unsub.
bonds 6.35s, 2017	35,000	35,451
Weatherford International, Ltd. company
guaranty 6 1/2s, 2036	115,000	112,525
Weatherford International, Ltd. sr.
notes 5 1/2s, 2016	65,000	62,888
XTO Energy, Inc. sr. unsec. notes
6 3/8s, 2038	100,000	96,965
XTO Energy, Inc. sr. unsec. notes
5 1/2s, 2018	50,000	47,747
		2,218,392

Financial (5.0%)
AGFC Capital Trust I company guaranty
6s, 2067	100,000	80,692
Allstate Life Global Funding Trusts notes
Ser. MTN, 5 3/8s, 2013	250,000	249,020
American Express Bank FSB notes Ser.
BKN1, 5.55s, 2012	315,000	311,609

141

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (13.2%)* continued

Principal amount		Value

Financial continued
American Express Co. sr. unsec.
notes 6.15s, 2017	$175,000	$170,930
American International Group, Inc.
jr. sub. bond 6 1/4s, 2037	280,000	220,545
Ameriprise Financial, Inc. jr. sub. FRN
7.518s, 2066	235,000	198,174
Amvescap PLC company guaranty
5 5/8s, 2012	70,000	67,218
Bank of New York Mellon Corp. (The)
sr. unsec. unsub. notes Ser. G,
4.95s, 2012	75,000	74,782
BankAmerica Capital III bank guaranty
jr. unsec. FRN Ser. *, 3.283s, 2027	295,000	233,087
Barclays Bank PLC 144A sub. bonds
FRB 7.7s, 2049 (United Kingdom)	155,000	156,304
Bear Stearns Cos., Inc. (The) notes
Ser. MTN, 6.95s, 2012	220,000	228,750
Bear Stearns Cos., Inc. (The) sr. notes
6.4s, 2017	205,000	203,136
Block Financial Corp. notes 5 1/8s, 2014	25,000	22,962
Bosphorus Financial Services, Ltd.
144A sec. sr. notes FRN 4.476s, 2012
(Cayman Islands)	374,063	360,826
Capital One Capital III company guaranty
7.686s, 2036	165,000	132,024
Capital One Financial Corp. sr. unsec.
unsub. notes FRN Ser. MTN, 2.976s, 2009	30,000	28,002
Chubb Corp. (The) sr. notes 6 1/2s, 2038	100,000	95,559
Chubb Corp. (The) sr. notes 5 3/4s, 2018	50,000	48,461
CIT Group, Inc. jr. sub. FRN 6.1s, 2067	445,000	219,719
CIT Group, Inc. sr. notes 5.4s, 2013	20,000	15,206
CIT Group, Inc. sr. notes 5s, 2015	15,000	10,372
CIT Group, Inc. sr. notes 5s, 2014	160,000	114,893
Citigroup, Inc. sr. unsec. bonds 6 7/8s, 2038	87,000	84,258
Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	400,000	382,787
Citigroup, Inc. sub. notes 5s, 2014	162,000	150,039
CNA Financial Corp. unsec. notes
6 1/2s, 2016	135,000	130,123
CNA Financial Corp. unsec. notes 6s, 2011	100,000	100,437
Credit Suisse Guernsey Ltd. jr. sub.
FRN 5.86s, 2049 (Guernsey)	184,000	153,391
Deutsche Bank AG/London notes
4 7/8s, 2013 (Germany)	315,000	309,868
Deutsche Bank Capital Funding Trust VII
144A FRB 5.628s, 2049	160,000	134,815
Developers Diversified Realty Corp. unsec.
notes 5 3/8s, 2012 (R)	50,000	46,907
Dresdner Funding Trust I 144A bonds
8.151s, 2031	190,000	158,549
Duke Realty LP sr. unsec. notes
6 1/2s, 2018	60,000	57,134
Equity One, Inc. notes 5 3/8s, 2015 (R)	90,000	79,565
Erac USA Finance Co. 144A company
guaranty 6 3/8s, 2017	145,000	129,572

CORPORATE BONDS AND NOTES (13.2%)* continued

Principal amount		Value

Financial continued
Fleet Capital Trust V bank guaranty
FRN 3.764s, 2028	$425,000	$349,355
Fund American Cos., Inc. notes
5 7/8s, 2013	185,000	179,553
GATX Financial Corp. notes 5.8s, 2016	80,000	76,744
General Electric Capital Corp. sr.
unsec. 5 5/8s, 2017	465,000	454,737
General Electric Capital Corp. sr. unsec.
notes 5 7/8s, 2038	495,000	448,603
General Electric Capital Corp. sub.
notes FRN 6 3/8s, 2067	180,000	170,246
Genworth Financial, Inc. sr. unsec. Ser.
MTN, 6.515s, 2018	25,000	23,464
Genworth Life Institutional Funding Trust
notes Ser. MTN, 5 7/8s, 2013	165,000	164,542
GMAC, LLC sr. unsec. unsub. notes 7s, 2012	115,000	80,331
GMAC, LLC sr. unsec. unsub. notes
FRN 3.926s, 2009	385,000	362,004
Goldman Sachs Group, Inc. (The) sr.
notes 5.45s, 2012	160,000	160,967
Goldman Sachs Group, Inc. (The) sub.
notes 6 3/4s, 2037	380,000	351,791
Hartford Financial Services Group, Inc.
(The) jr. sub. debs. FRB 8 1/8s, 2068	335,000	327,924
Hartford Financial Services Group, Inc.
(The) sr. unsec. 5 1/2s, 2016	65,000	62,012
Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017	155,000	133,393
Health Care REIT, Inc. sr. notes 6s, 2013 (R)	55,000	51,312
Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 (R)	135,000	116,592
Hospitality Properties Trust notes 6 3/4s,
2013 (R)	105,000	99,741
HRPT Properties Trust bonds 5 3/4s,
2014 (R)	55,000	51,170
HRPT Properties Trust notes 6 1/4s,
2016 (R)	80,000	73,435
HSBC Finance Capital Trust IX FRN 5.911s,
2035	500,000	400,825
HSBC Holdings PLC sub. notes 6 1/2s,
2037 (United Kingdom)	385,000	350,960
ILFC E-Capital Trust II 144A FRB 6 1/4s,
2065	340,000	279,764
International Lease Finance Corp. sr.
unsec. 6 3/8s, 2013	25,000	23,063
International Lease Finance Corp. sr.
unsec. Ser. MTN, 6 5/8s, 2013	10,000	9,233
iStar Financial, Inc. sr. unsec. notes Ser. B,
4 7/8s, 2009 (R)	30,000	28,800
JPMorgan Chase & Co. notes 6.4s, 2038	40,000	37,101
JPMorgan Chase & Co. sr. notes 6s, 2018 (S)	345,000	336,079
JPMorgan Chase Capital XVIII bonds
Ser. R, 6.95s, 2036	72,000	66,413

142

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (13.2%)* continued

Principal amount		Value

Financial continued
JPMorgan Chase Capital XXV bonds
6.8s, 2037	$280,000	$251,324
KeyCorp MTN sr. unsec. notes
6 1/2s, 2013	50,000	44,643
Lehman Brothers Holdings, Inc. sr. unsec.
notes Ser. MTN, 5s, 2011	725,000	702,992
Lehman Brothers Holdings, Inc.
sub. notes 7 1/2s, 2038	170,000	157,293
Lehman Brothers Holdings, Inc. sub.
notes 6 3/4s, 2017	420,000	394,559
Lehman Brothers Holdings, Inc. sub.
notes 5 3/4s, 2017	280,000	247,091
Liberty Mutual Group 144A company
guaranty FRB 10 3/4s, 2058	170,000	165,818
Liberty Mutual Insurance 144A notes
7.697s, 2097	300,000	254,540
Lincoln National Corp. jr. unsec. sub.
deb. FRB 7s, 2066	103,000	93,819
Lincoln National Corp. sr. unsec. notes
6.3s, 2037	60,000	56,430
Loews Corp. notes 5 1/4s, 2016	70,000	67,715
Marsh & McLennan Cos., Inc. sr. unsec.
notes 6 1/4s, 2012	210,000	215,286
Marsh & McLennan Cos., Inc. sr. unsec.
notes 5 3/8s, 2014	125,000	121,354
Merrill Lynch & Co., Inc. notes 5.45s, 2013	245,000	229,932
Merrill Lynch & Co., Inc. notes Ser.
MTN, 6.15s, 2013	45,000	43,614
Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 3.12s, 2011	110,000	100,346
Merrill Lynch & Co., Inc. sub. 7 3/4s, 2038	495,000	464,050
MetLife Capital Trust IV jr. sub. debs.
7 7/8s, 2067	500,000	489,994
Monumental Global Funding, Ltd. 144A
notes 5 1/2s, 2013 (Cayman Islands)	180,000	180,089
Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	50,000	49,443
Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 (R)	90,000	91,142
Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 (R)	140,000	137,059
Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	60,116
Nuveen Investments, Inc. sr. notes
5 1/2s, 2015	70,000	50,050
OneAmerica Financial Partners, Inc.
144A bonds 7s, 2033	165,000	172,415
Pacific Life Global Funding 144A notes
5.15s, 2013	195,000	193,035
ProLogis Trust sec. notes 6 5/8s, 2018	65,000	62,913
ProLogis Trust sr. notes 5 3/4s, 2016 (R)	50,000	47,090
Protective Life Secured Trusts sr. sec.
notes 5.45s, 2012	105,000	104,211
Prudential Financial, Inc. jr. unsec. sub.
notes FRN 8 7/8s, 2038	15,000	14,848

CORPORATE BONDS AND NOTES (13.2%)* continued

Principal amount		Value

Financial continued
Prudential Financial, Inc. notes Ser.
MTN, 6s, 2017	$110,000	$106,686
Prudential Holdings LLC 144A bonds
8.695s, 2023	210,000	244,232
Regency Centers LP sr. unsec.
5 7/8s, 2017	85,000	78,671
Rouse Co LP/TRC Co-Issuer Inc. 144A
sr. notes 6 3/4s, 2013 (R)	95,000	85,598
Rouse Co. (The) notes 7.2s, 2012 (R)	85,000	78,093
Royal Bank of Scotland Group PLC jr. sub.
notes FRN Ser. MTN, 7.64s, 2049
(United Kingdom)	100,000	91,134
Simon Property Group LP sr. unsec.
notes 6 1/8s, 2018	175,000	168,013
Simon Property Group LP unsub. bonds
5 3/4s, 2015 (R)	50,000	48,526
SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	175,000	161,929
Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	100,000	88,742
Sovereign Bank sub. notes 8 3/4s, 2018	475,000	478,804
State Street Capital Trust IV company
guaranty jr. unsec. sub. bond FRB
3.776s, 2037	120,000	92,129
Swiss Re Capital I LP 144A company
guaranty FRN 6.854s, 2049
(United Kingdom)	120,000	108,916
Travelers Cos., Inc. (The) sr. unsec.
notes 6 1/4s, 2037	95,000	87,539
Travelers Cos., Inc. (The) sr. unsec.
notes 5.8s, 2018	75,000	72,907
Unitrin, Inc. sr. notes 6s, 2017	100,000	89,967
Wachovia Bank NA sub. notes Ser.
BKNT, 6s, 2017	295,000	275,454
Washington Mutual Bank/Henderson NV
sub. notes Ser. BKNT, 5.95s, 2013	250,000	207,500
Wells Fargo & Co. FRN 7.7s, 2049	74,000	73,559
Wells Fargo & Co. sr.not 4 3/8s, 2013 (S)	285,000	275,968
Westfield Group sr. notes 5.7s, 2016
(Australia)	115,000	107,391
Westpac Capital Trust III 144A sub.
notes FRN 5.819s, 2049 (Australia)	140,000	129,080
Willis Group North America, Inc.
company guaranty 6.2s, 2017	80,000	70,692
		18,914,611

Health Care (0.4%)
Aetna, Inc. sr. unsec. unsub. notes
6 3/4s, 2037	660,000	625,099
AmerisourceBergen Corp. company
guaranty sr. unsec. notes 5 5/8s, 2012	80,000	79,518
AstraZeneca PLC sr. unsub. notes 5.9s,
2017 (United Kingdom)	235,000	240,875
Cardinal Health, Inc. sr. unsec.
unsub. notes 5 1/2s, 2013	40,000	39,809
GlaxoSmith Kline Capital Inc, company
guaranty sr. notes 5.65s, 2018	235,000	234,103

143

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (13.2%)* continued

Principal amount		Value

Health Care continued
Hospira, Inc. sr. notes 6.05s, 2017	$75,000	$72,380
Hospira, Inc. sr. notes 5.55s, 2012	105,000	103,155
UnitedHealth Group, Inc. bonds
6 7/8s, 2038	45,000	42,540
UnitedHealth Group, Inc. sr. unsec.
notes 6s, 2018	70,000	67,713
UnitedHealth Group, Inc. sr. unsec.
notes 5 1/2s, 2012	95,000	93,227
Ventas Realty LP/Capital Corp. sr. notes
6 3/4s, 2017 (R)	60,000	57,600
		1,656,019

Technology (0.4%)
Arrow Electronics, Inc. debs. 7 1/2s, 2027	105,000	103,653
Avnet, Inc. notes 6s, 2015	105,000	101,788
Electronic Data Systems Corp. sr. sec.
notes Ser. B, 6 1/2s, 2013	10,000	10,259
Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017	100,000	101,163
Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6 1/8s, 2012	100,000	100,505
IBM Corp. sr. unsec. notes 5.7s, 2017	245,000	248,466
Lexmark International Inc, sr. unsec. notes
5.9s, 2013	285,000	280,572
Motorola, Inc. sr. notes 8s, 2011	25,000	25,530
Motorola, Inc. sr. unsec. notes 6 5/8s, 2037	160,000	125,873
Motorola, Inc. sr. unsec. notes 6s, 2017	70,000	61,187
Tyco Electronics Group SA company
guaranty 6s, 2012 (Luxembourg)	150,000	151,457
Tyco Electronics Group SA company
guaranty 6.55s, 2017 (Luxembourg)	20,000	20,179
Xerox Corp. sr. notes 6.4s, 2016	145,000	144,739
Xerox Corp. sr. unsec. notes 6.35s, 2018	100,000	98,710
Xerox Corp. sr. unsec. notes 5 1/2s, 2012	80,000	79,075
		1,653,156

Transportation (0.3%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	5,000	4,300
American Airlines, Inc. pass-through
certificates Ser. 01-2, 7.858s, 2011	75,000	72,000
Canadian National Railway Co. sr. unsec.
unsub. notes 5.55s, 2018 (Canada)	80,000	78,932
Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	3,158	2,842
Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	60,732	54,962
Continental Airlines, Inc. pass-through
certificates Ser. 98-3, 6.32s, 2008	180,000	178,650
Delta Air Lines, Inc. pass-through
certificates 6.821s, 2022	116,741	98,646
Norfolk Southern Corp. 144A sr. unsec.
5 3/4s, 2018	105,000	103,340

CORPORATE BONDS AND NOTES (13.2%)* continued

	Principal amount	Value

Transportation continued
Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	$203,650	$173,102
Ryder System, Inc. sr. unsec. unsub.
notes Ser. MTN, 6s, 2013	40,000	40,044
Southwest Airlines Co. pass-through
certificates 6.15s, 2022 (S)	117,921	111,714
Union Pacific Corp. sr. unsec. bond
5.7s, 2018	50,000	48,647
Union Pacific Corp. sr. unsub. notes
5 3/4s, 2017	140,000	137,705
United AirLines, Inc. pass-through
certificates 6.636s, 2022	92,418	76,301
		1,181,185

Utilities & Power (2.2%)
AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013	135,000	133,160
American Water Capital Corp. sr.
unsec. bond 6.593s, 2037	60,000	55,366
American Water Capital Corp. sr.
unsec. bond 6.085s, 2017	65,000	62,348
Appalachian Power Co. sr. notes
5.8s, 2035	55,000	46,817
Arizona Public Services Co. notes
6 1/2s, 2012	140,000	141,178
Atmos Energy Corp. sr. unsub. notes
6.35s, 2017	120,000	118,564
Beaver Valley II Funding debs. 9s, 2017	195,000	210,040
Boardwalk Pipelines LP company guaranty
5 7/8s, 2016	240,000	231,002
Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	290,000	290,488
CenterPoint Energy Houston Electric,
LLC general ref. mtge. Ser. M2,
5 3/4s, 2014	25,000	24,908
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	140,000	147,616
CMS Energy Corp. unsub. notes
6.55s, 2017	5,000	4,763
Commonwealth Edison Co. 1st mtge.
6.15s, 2017	30,000	30,142
Commonwealth Edison Co. 1st mtge.
5.9s, 2036	155,000	139,941
Commonwealth Edison Co. 1st mtge.
sec. bond 5.8s, 2018	215,000	209,877
Consolidated Natural Gas Co. sr. notes
5s, 2014	70,000	66,752
Consumers Energy Co. 1st mtge. sec.
bond 5.65s, 2018	455,000	450,421
Dayton Power & Light Co. (The)
1st mtge. 5 1/8s, 2013	89,000	89,680
Dominion Resources, Inc. jr. sub.
notes FRN 6.3s, 2066	405,000	370,677
Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. A, 5.6s, 2016	50,000	48,288

144

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (13.2%)* continued

Principal amount		Value

Utilities & Power continued
Duke Energy Carolinas LLC 1st mtge.
sec. bond 6.05s, 2038	$80,000	$78,704
Duke Energy Corp. sr. unsec. notes
6 1/4s, 2018	220,000	221,437
E.ON International Finance BV 144A
notes 5.8s, 2018 (Netherlands)	320,000	313,922
Entergy Gulf States, Inc. 1st mtge.
5 1/4s, 2015	135,000	127,308
FirstEnergy Corp. notes Ser. B, 6.45s, 2011	20,000	20,522
Florida Power Corp. 1st mtge. 6.35s, 2037	135,000	137,096
Florida Power Corp. 1st mtge. sec.
bond 6.4s, 2038	235,000	238,680
Indianapolis Power & Light 144A 1st mtge.
6.3s, 2013	60,000	61,845
Indiantown Cogeneration LP 1st mtge.
Ser. A-10, 9.77s, 2020	100,000	109,777
Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	20,000	19,700
ITC Holdings Corp. 144A notes
5 7/8s, 2016	145,000	140,815
ITC Holdings Corp. 144A sr. unsec.
notes 6.05s, 2018	40,000	38,500
Kansas Gas & Electric bonds 5.647s, 2021	54,073	51,359
Kinder Morgan, Inc. notes 6s, 2017	70,000	69,072
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	77,000	75,749
MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	335,000	321,689
MidAmerican Energy Holdings Co. sr.
unsec. bond 6 1/2s, 2037	20,000	20,199
National Fuel Gas Co. notes 5 1/4s, 2013	55,000	53,246
Nevada Power Co. general ref. mtge.
Ser. L, 5 7/8s, 2015	95,000	94,830
Northwestern Corp. sec. notes
5 7/8s, 2014	145,000	142,713
Oncor Electric Delivery Co. debs.
7s, 2022	190,000	185,272
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	20,000	19,700
Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	45,000	45,005
Pacific Gas & Electric Co. sr. unsub.
5.8s, 2037	105,000	99,010
PacifiCorp Sinking Fund 1st mtge.
6 1/4s, 2037	65,000	64,278
Potomac Edison Co. 144A 1st mtge.
5.8s, 2016	145,000	142,367
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	89,880	91,951
PPL Energy Supply LLC bonds Ser. A,
5.7s, 2015	90,000	84,484
Public Service Co. of Colorado sr.
notes Ser. A, 6 7/8s, 2009	60,000	61,593
Public Service Co. of New Mexico sr.
notes 4.4s, 2008	60,000	59,937

CORPORATE BONDS AND NOTES (13.2%)* continued

Principal amount		Value

Utilities & Power continued
Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	$155,000	$134,075
Rockies Express Pipeline, LLC 144A
sr. notes 7 1/2s, 2038	430,000	437,804
Rockies Express Pipeline, LLC 144A
sr. notes 6.85s, 2018	60,000	60,642
Sierra Pacific Power Co. general ref.
mtge. Ser. P, 6 3/4s, 2037	210,000	205,224
Southern California Edison Co. 1st mtge.
Ser. 06-E, 5.55s, 2037	115,000	107,479
Southern California Edison Co. notes
6.65s, 2029	135,000	138,624
Southern Natural Gas. Co. 144A notes
5.9s, 2017	60,000	58,278
Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	77,986
Spectra Energy Capital, LLC sr.
notes 8s, 2019	100,000	111,475
Spectra Energy Capital, LLC sr. unsec.
unsub. notes 5.668s, 2014	40,000	39,079
Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes 7.2s, 2011	150,000	155,902
TEPPCO Partners LP company guaranty
FRB 7s, 2067	80,000	69,314
TransAlta Corp. notes 5 3/4s, 2013
(Canada)	95,000	92,677
TransAlta Corp. sr. unsec. notes 6.65s,
2018 (Canada)	250,000	245,064
TransCanada Pipelines, Ltd. jr. sub.
FRN 6.35s, 2067 (Canada)	70,000	60,443
TransCanada Pipelines, Ltd. sr. unsec.
6.2s, 2037 (Canada)	110,000	100,832
Union Electric Co. 1st mtge. sr. sec.
bond 6.7s, 2019	125,000	126,575
West Penn Power Co. 1st mtge.
5.95s, 2017	120,000	119,306
Westar Energy, Inc. 1st mtge. 5.15s, 2017	15,000	14,040
Westar Energy, Inc. 1st mtge. 5.1s, 2020	110,000	99,599
		8,517,206

Total corporate bonds and notes (cost $52,568,281)		$50,305,143

ASSET-BACKED SECURITIES (5.4%)*

Principal amount		Value

Accredited Mortgage Loan Trust FRB
Ser. 05-1, Class M2, 3.173s, 2035	$50,000	$25,000
Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
2.633s, 2036	99,000	57,420
FRB Ser. 06-HE3, Class A2C,
2.633s, 2036	134,000	105,181
Ace Securities Corp. 144A Ser. 03-MH1,
Class M2, 6 1/2s, 2030 (F)	66,689	58,517

145

Putnam VT The George Putnam Fund of Boston

ASSET-BACKED SECURITIES (5.4%)* continued

Principal amount		Value

Advanta Business Card Master Trust
FRB Ser. 04-C1, Class C, 3.532s, 2013	$217,000	$193,527
Aegis Asset Backed Securities Trust
144A Ser. 04-6N,
Class Note, 4 3/4s, 2035	7,867	1
AFC Home Equity Loan Trust
Ser. 99-2, Class 1A, 2.893s, 2029	227,984	155,097
American Express Credit Account
Master Trust 144A Ser. 04-C, Class C,
2.971s, 2012	53,797	51,612
Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10,
4.983s, 2036	157,000	7,976
FRB Ser. 03-8, Class M2, 4.233s, 2033	70,619	15,536
Arcap REIT, Inc. 144A Ser. 04-1A,
Class E, 6.42s, 2039	137,110	99,951
Argent Securities, Inc.
FRB Ser. 03-W3, Class M3,
4.753s, 2033	7,840	1,098
FRB Ser. 06-W4, Class A2C,
2.643s, 2036	239,000	168,495
Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2,
3.483s, 2033	78,842	40,998
FRB Ser. 05-WMC1, Class M1,
2.923s, 2035	108,000	74,520
Asset Backed Funding Corp. NIM Trust
144A FRB Ser. 05-OPT1, Class B1,
4.983s, 2035	71,000	7,291
Asset Backed Securities Corp. Home Equity
Loan Trust
FRB Ser. 06-HE2, Class A3,
2.673s, 2036	51,977	45,172
FRB Ser. 06-HE4, Class A5,
2.643s, 2036	177,000	132,750
FRB Ser. 06-HE7, Class A4,
2.623s, 2036	70,000	50,400
Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 3.182s, 2033	88,584	78,840
BankAmerica Manufactured Housing
Contract Trust Ser. 97-2, Class M,
6.9s, 2028	112,000	141,333
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	114,000	110,900
Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 2.983s, 2039	654,445	556,278
FRB Ser. 04-D, Class A, 2.873s, 2044	147,824	101,999
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M,
3.833s, 2038	60,576	46,189
FRB Ser. 03-SSRA, Class A,
3.183s, 2038	60,576	50,429
FRB Ser. 04-SSRA, Class A1,
3.083s, 2039	122,993	94,397

ASSET-BACKED SECURITIES (5.4%)* continued

Principal amount		Value

Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 06-EC1, Class M9,
4.483s, 2035 (F)	$100,000	$1,998
FRB Ser. 06-PC1, Class M9,
4.233s, 2035	100,000	7,530
FRB Ser. 05-HE1, Class M3,
3.413s, 2035	70,000	23,100
FRB Ser. 03-3, Class A2,
3.073s, 2043	204,297	181,089
FRB Ser. 03-1, Class A1,
2.983s, 2042	64,621	54,114
FRB Ser. 05-3, Class A1,
2.933s, 2035	92,991	77,749
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 2.903s, 2035	42,547	28,029
Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	475,161	39,296
Ser. 00-4, Class A6, 8.31s, 2032	1,001,045	842,129
Ser. 00-5, Class A6, 7.96s, 2032	197,653	156,442
Ser. 01-4, Class A4, 7.36s, 2033	602,612	566,214
Ser. 00-6, Class A5, 7.27s, 2031	165,773	150,886
Ser. 01-1, Class A5, 6.99s, 2032	1,701,122	1,571,634
Ser. 01-3, Class A4, 6.91s, 2033	652,902	613,924
Ser. 02-1, Class A, 6.681s, 2033	487,364	479,141
Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1,
3.003s, 2035	43,000	28,380
FRB Ser. 04-6, Class 2A5, 2.873s, 2034	113,937	90,011
FRB Ser. 05-14, Class 3A2, 2.723s, 2036	25,907	23,057
Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038
(Cayman Islands)	188,000	131,600
CS First Boston Mortgage Securities
Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	12,051	964
DB Master Finance, LLC 144A Ser. 06-1,
Class M1, 8.285s, 2031	131,000	113,222
Equifirst Mortgage Loan Trust FRB
Ser. 05-1, Class M5, 3.153s, 2035	29,000	7,250
Fieldstone Mortgage Investment Corp.
FRB Ser. 05-1, Class M3, 3.023s, 2035	93,000	81,840
First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
2.633s, 2036	158,000	133,861
First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	20,259	19,650
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 2.813s, 2036	221,000	152,534
FRB Ser. 06-2, Class 2A3, 2.653s, 2036	414,000	316,710
GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 3.783s, 2019	169,000	132,665
Ser. 04-1A, Class B, 3.333s, 2018	12,153	11,242

146

Putnam VT The George Putnam Fund of Boston

ASSET-BACKED SECURITIES (5.4%)* continued

Principal amount		Value

Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012	$266,000	$248,653
GEBL 144A
Ser. 04-2, Class D, 5.221s, 2032	93,842	47,859
Ser. 04-2, Class C, 3.321s, 2032 (F)	93,842	62,832
Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2030	1,299,874	1,106,192
Ser. 97-2, Class A7, 7.62s, 2028	56,995	59,309
Ser. 97-6, Class A9, 7.55s, 2029	80,662	75,701
Ser. 97-4, Class A7, 7.36s, 2029	135,943	130,383
Ser. 97-3, Class A5, 7.14s, 2028	75,817	77,379
Ser. 97-6, Class A8, 7.07s, 2029	27,741	27,602
Ser. 98-4, Class A7, 6.87s, 2030	50,076	49,825
Ser. 97-7, Class A8, 6.86s, 2029	87,274	82,745
Ser. 99-3, Class A7, 6.74s, 2031	285,000	264,765
Ser. 99-3, Class A6, 6 1/2s, 2031	35,332	34,272
Ser. 98-6, Class A7, 6.45s, 2030	69,268	70,155
Ser. 99-1, Class A6, 6.37s, 2025	195,000	192,270
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	1,379,705	1,172,749
Ser. 99-5, Class M1A, 8.3s, 2026	70,000	63,056
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	140,731	140,577
GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 2.633s, 2036	616,000	395,757
Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 4.033s, 2030
(Cayman Islands)	250,000	140,000
FRB Ser. 05-1A, Class D, 4.013s, 2030
(Cayman Islands)	65,752	51,944
High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 3.258s, 2036
(Cayman Islands)	258,007	141,904
Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 2.813s, 2036	111,000	72,150
Hyundai Auto Receivables Trust
Ser. 04-A, Class D, .1s, 2011	6,237	6,210
Lehman ABS Manufactured Housing
Contract Ser. 01-B, Class M1, 6.63s, 2028	5,000	3,563
Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	1,546,139	1,310,594
IFB Ser. 07-3, Class 4B, IO, 4.298s, 2037	574,058	45,204
FRB Ser. 07-6, Class 2A1, 2.693s, 2037	1,138,112	821,376
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 5.481s,
2036 (Cayman Islands) (F)	270,000	134,901
FRB Ser. 02-1A, Class FFL, 5.231s,
2037 (Cayman Islands)	460,000	216,200
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 3.103s, 2035	80,000	33,600
FRB Ser. 06-4, Class 2A4, 2.743s, 2036	106,000	52,648
FRB Ser. 06-1, Class 2A3, 2.673s, 2036	189,000	159,705

ASSET-BACKED SECURITIES (5.4%)* continued

Principal amount		Value

Madison Avenue Manufactured
Housing Contract
FRB Ser. 02-A, Class B1, 5.733s, 2032	$338,443	$243,679
Ser. 02-A IO, 0.3s, 2032	10,242,445	128,031
Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	23,795	23,395
FRB Ser. 02-1A, Class A1, 3.182s, 2024	80,270	75,419
MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 2.633s, 2036	56,000	39,699
Merrill Lynch Mortgage Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035	8,236	1,565
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	48,306	40,350
Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5,
3.163s, 2035	50,000	15,000
FRB Ser. 05-HE1, Class M3,
3.003s, 2034	50,000	22,500
FRB Ser. 06-NC4, Class M2,
2.783s, 2036	70,000	7,000
Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 3.166s, 2015
(Cayman Islands)	45,925	44,813
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	35,276	31,829
Ser. 04-B, Class C, 3.93s, 2012	18,402	16,693
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	168,940	145,288
FRB Ser. 03-4, Class M3, 4.533s, 2033	5,468	437
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 2.643s, 2036	132,000	115,091
FRB Ser. 06-2, Class A2C, 2.633s, 2036	132,000	99,620
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	166,391	128,754
Ser. 95-B, Class B1, 7.55s, 2021	78,000	43,680
Ser. 00-D, Class A3, 6.99s, 2022	39,224	37,717
Ser. 01-D, Class A3, 5.9s, 2022	25,880	18,893
Ser. 02-C, Class A1, 5.41s, 2032 (F)	429,471	361,256
Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	68,469	55,953
Ocean Star PLC 144A
FRB Ser. 04, Class D, 5.016s, 2018
(Ireland)	79,000	70,389
FRB Ser. 05-A, Class D, 4.216s, 2012
(Ireland)	92,000	73,600
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 4.983s, 2035	30,000	3,300
Origen Manufactured Housing Ser. 04-B,
Class A2, 3.79s, 2017	15,814	15,318
Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 3.313s, 2036	33,000	9,240
Park Place Securities, Inc. 144A FRB
Ser. 04-MHQ1, Class M10, 4.983s, 2034	28,399	1,704

147

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ASSET-BACKED SECURITIES (5.4%)* continued

Principal amount		Value

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1,
Class 1A2, 2.613s, 2036	$205,000	$164,000
Permanent Financing PLC FRB
Ser. 3, Class 3C, 3.846s, 2042
(United Kingdom)	160,000	158,504
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 3.813s, 2011
(United Kingdom)	275,000	239,364
FRB Ser. 04-2A, Class C, 3.656s, 2011
(United Kingdom)	109,000	91,388
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2,
2.673s, 2036	199,479	172,091
FRB Ser. 07-RZ1, Class A2,
2.643s, 2037	206,000	151,431
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B,
5.233s, 2035	150,000	3,000
Ser. 04-NT, Class Note, 4 1/2s, 2034
(In default) †	9,910	595
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †	783	—
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands) (In default) †	36,851	4
Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2,
3.133s, 2035	50,000	15,000
FRB Ser. 07-NC2, Class A2B,
2.623s, 2037	193,000	130,275
SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO,
2.693s, 2036	226,000	106,333
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
2.653s, 2036	107,000	82,925
FRB Ser. 06-3, Class A3, 2.643s, 2036	619,000	489,495
Soundview Home Equity Loan Trust
144A FRB
Ser. 05-CTX1, Class B1, 4.983s, 2035	82,000	4,920
Structured Asset Investment Loan
Trust FRB
Ser. 06-BNC2, Class A6, 2.743s, 2036	107,000	51,801
Structured Asset Investment Loan Trust
144A FRB
Ser. 05-HE3, Class M11, 4.983s, 2035	166,000	3,525
Structured Asset Receivables Trust
144A FRB
Ser. 05-1, 3.318s, 2015	701,976	653,497
TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	184,000	101,971
WFS Financial Owner Trust Ser. 05-1,
Class D, 4.09s, 2012	18,593	18,458

ASSET-BACKED SECURITIES (5.4%)* continued

	Principal amount		Value

Whinstone Capital Management,
Ltd. 144A FRB Ser. 1A,
Class B3, 3.82s, 2044
(United Kingdom)		$90,076	$64,990

Total asset-backed securities (cost $25,435,912)			$20,573,028

PURCHASED OPTIONS OUTSTANDING (1.9%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a fixed
rate of 5.37% versus
the three month USD-
LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.37	$14,643,000	$814,590
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 5.355% versus
the three month USD-
LIBOR-BBA maturing on
November 12, 2019.	Nov-09/5.355	14,643,000	804,486
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 5.355%
versus the three month
USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.355	14,643,000	804,486
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.355% versus
the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	14,643,000	411,029
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to pay a fixed rate of
5.37% versus the three
month USD-LIBOR-
BBA maturing
November 12, 2019.	Nov-09/5.37	14,643,000	404,586

148

Putnam VT The George Putnam Fund of Boston

PURCHASED OPTIONS OUTSTANDING (1.9%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate of
5.355% versus the three
month USD-LIBOR-
BBA maturing
November 12, 2019.	Nov-09/5.355	$14,643,000	$411,029
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive
a fixed rate of 5.315%
versus the three
month USD-LIBOR-
BBA maturing
February 7, 2023.	Feb-13/5.315	19,820,000	1,108,136
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to pay a
fixed rate of 5.315%
versus the three
month USD-LIBOR-
BBA maturing
February 7, 2023.	Feb-13/5.315	19,820,000	1,035,199

Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 5.325%
versus the three month
USD-LIBOR-BBA
maturing April 08, 2019.	Apr-09/5.325	7,048,000	367,694
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 5.315% versus
the three month
USD-LIBOR-BBA
maturing on
April 08, 2019.	Apr-09/5.315	7,048,000	364,029
Option on an interest
rate swap with
Deutschbank for the
right to receive
a fixed rate of 5.385%
versus the three
month USD-LIBOR-
BBA maturing
April 16, 2019.	Apr-09/5.385	5,560,000	307,802

PURCHASED OPTIONS OUTSTANDING (1.9%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate of
5.315% versus the three
month USD-LIBOR-
BBA maturing on
April 08, 2019.	Apr-09/5.315	$7,048,000	$126,582
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.325%
versus the three month
USD-LIBOR-BBA
maturing April 08, 2019.	Apr-09/5.325	7,048,000	124,750
Option on an interest
rate swap with
Deutschbank for the
right to pay a fixed rate
of 5.385% versus the
three month
USD-LIBOR-BBA
maturing
April 16, 2019.	Apr-09/5.385	5,560,000	92,741

Total purchased options outstanding (cost $6,496,528)			$7,177,139

SENIOR LOANS (0.9%)* (c)

Principal amount			Value

Basic Materials (0.1%)
Aleris International, Inc. bank term
loan FRN Ser. B, 4.563s, 2013		$51,869	$44,802
Georgia-Pacific, LLC bank term loan
FRN Ser. B, 4.449s, 2013		77,602	73,164
Momentive Performance Materials, Inc.
bank term loan FRN 4 3/4s, 2013		76,973	70,276
NewPage Holding Corp. bank term loan
FRN 6.563s, 2014		77,610	76,970
			265,212

Capital Goods (0.1%)
Allied Waste Industries, Inc. bank term
loan FRN 6.82s, 2012		16,897	16,676
Allied Waste Industries, Inc. bank term
loan FRN 4.268s, 2012		28,103	27,736
Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN 2.1s, 2014		4,178	3,914
Hawker Beechcraft Acquisition Co., LLC
bank term oan FRN Ser. B, 4.801s, 2014		71,510	66,996
Polypore, Inc. bank term loan FRN Ser. B,
4.74s, 2014		77,608	74,310
Sequa Corp. bank term loan FRN
6.025s, 2014		135,021	128,354
Wesco Aircraft Hardware Corp. bank
term loan FRN 5.06s, 2013		78,000	75,514
			393,500

149

Putnam VT The George Putnam Fund of Boston

SENIOR LOANS (0.9%)* (c) continued

	Principal amount	Value

Communication Services (0.1%)
Cricket Communications, Inc. bank
term loan FRN Ser. B, 6 1/2s, 2013	$77,604	$76,354
Crown Castle International Corp. bank
term loan FRN 4.301s, 2014	38,804	36,904
Intelsat Corp. bank term loan FRN
Ser. B2, 5.184s, 2011	25,932	24,581
Intelsat Corp. bank term loan FRN
Ser. B2-A, 5.184s, 2013	25,939	24,588
Intelsat Corp. bank term loan FRN
Ser. B2-C, 5.184s, 2013	25,932	24,581
Level 3 Communications, Inc. bank
term loan FRN 4.893s, 2014	78,000	71,936
MetroPCS Wireless, Inc. bank term loan
FRN 4.989s, 2013	77,605	74,076
PAETEC Holding Corp. bank term loan
FRN Ser. B1, 4.983s, 2013	76,064	72,641
Time Warner Telecom, Inc. bank term
loan FRN Ser. B, 4.49s, 2013	77,606	74,211
West Corp. bank term loan FRN
5.092s, 2013	77,803	71,134
		551,006

Consumer Cyclicals (0.2%)
Allison Transmission bank term loan
FRN Ser. B, 5.333s, 2014	77,609	69,088
Aramark Corp. bank term loan FRN
4.83s, 2014	4,659	4,393
Aramark Corp. bank term loan FRN
Ser. B, 4.676s, 2014	73,341	69,149
Dana Corp. bank term loan FRN
6 3/4s, 2015	77,610	70,754
Goodman Global Holdings, Inc. bank
term loan FRN Ser. B, 7.502s, 2011	64,000	63,080
Goodyear Tire & Rubber Co. (The) bank
term loan FRN 4.54s, 2010	78,000	70,541
Harrah’s Operating Co., Inc. bank term
loan FRN Ser. B2, 5.919s, 2015	77,805	70,943
Lear Corp bank term loan FRN
5.133s, 2013	77,764	70,895
National Bedding Co. bank term loan
FRN 4.605s, 2011	33,914	27,131
Navistar Financial Corp. bank term loan
FRN 5.754s, 2012	20,800	19,630
Navistar International Corp. bank term
loan FRN 6.234s, 2012	57,200	53,983
Yankee Candle Co., Inc. bank term loan
FRN 4.805s, 2014	46,000	41,774
		631,361

Consumer Staples (0.2%)
Affinion Group, Inc. bank term loan
FRN Ser. B, 5.17s, 2013	78,000	75,140
Cablevision Systems Corp. bank term loan
FRN 4.225s, 2013	77,603	73,602

SENIOR LOANS (0.9%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Charter Communications, Inc. bank
term loan FRN 4.9s, 2014	$77,805	$68,168
Cinemark USA, Inc. bank term loan
FRN 4.482s, 2013	78,000	74,149
DirecTV Holdings, LLC bank term loan
FRN 5 1/4s, 2013	175,000	173,731
Idearc, Inc. bank term loan FRN Ser. B,
4.787s, 2014	77,803	62,026
Paxson Communications Corp. bank
term loan FRN Ser. B, 5.963s, 2012	130,000	104,000
Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 5.37s, 2014	77,608	72,156
Spectrum Brands, Inc. bank term loan
FRN 2.309s, 2013	4,977	4,705
Spectrum Brands, Inc. bank term loan
FRN Ser. B1, 6.633s, 2013	72,824	69,061
Univision Communications, Inc. bank
term loan FRN Ser. B, 5.124s, 2014	78,000	63,941
VNU Group BV bank term loan FRN
Ser. B, 4.734s, 2013 (Netherlands)	77,803	72,426
		913,105

Financial (—%)
Lender Processing Services, Inc. bank
term loan FRN Ser. B, 5.188s, 2014	110,000	109,725

Health Care (0.1%)
Health Management Associates, Inc.
bank term loan FRN 4.551s, 2014	74,121	68,784
IASIS Healthcare, LLC/IASIS Capital
Corp. bank term loan FRN 7.62s, 2014	4,986	4,716
IASIS Healthcare, LLC/IASIS Capital
Corp. bank term loan FRN Ser. B,
4.483s, 2014	54,041	51,114
IASIS Healthcare, LLC/IASIS Capital
Corp. bank term loan FRN Ser. DD,
4.483s, 2014	18,699	17,686
Sun Healthcare Group, Inc. bank term
loan FRN 2.596s, 2014	13,004	12,094
Sun Healthcare Group, Inc. bank term
loan FRN Ser. B, 4.789s, 2014	39,475	36,712
Sun Healthcare Group, Inc. bank term
loan FRN Ser. DD, 4.912s, 2014	8,035	7,473
		198,579

Technology (0.1%)
First Data Corp. bank term loan FRN
Ser. B1, 5.261s, 2014	77,609	71,138
Freescale Semiconductor, Inc. bank
term loan FRN Ser. B, 4.209s, 2013	50,742	45,808
SunGard Data Systems, Inc. bank
term loan FRN 4.508s, 2014	77,803	73,553
Travelport bank term loan FRN Ser. B,
4.733s, 2013	31,160	27,940
Travelport bank term loan FRN Ser. DD,
4.733s, 2013	46,604	41,851
		260,290

150

Putnam VT The George Putnam Fund of Boston

SENIOR LOANS (0.9%)* (c) continued

	Principal amount		Value

Utilities & Power (—%)
Energy Future Holdings Corp. bank
term loan FRN Ser. B2, 6.235s, 2014		$77,805	$71,948
NRG Energy, Inc. bank term loan FRN
4.346s, 2014		24,637	23,423
NRG Energy, Inc. bank term loan FRN
4.301s, 2014		50,297	47,817
			143,188

Total senior loans (cost $3,365,066)			$3,465,966

INVESTMENT COMPANIES (0.2%)* (cost $1,119,901)

		Shares	Value

American Capital Strategies, Ltd.		33,000	$784,410

CONVERTIBLE PREFERRED STOCKS (0.2%)* (cost $667,000)

		Shares	Value

Citigroup, Inc. Ser. T, $3.25 cv. pfd.		13,340	$580,290

CONVERTIBLE BONDS AND NOTES (0.1%)* (cost $578,000)

	Principal amount		Value

Ford Motor Co. cv. sr. notes 4 1/4s, 2036		$578,000	$420,495

MUNICIPAL BONDS AND NOTES (0.1%)*

		Principal
	Rating**	amount	Value

MI Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A, 7.309s, 6/1/34	Baa3	$135,000	$123,772
Tobacco Settlement Fin. Auth.
of WVA Rev. Bonds, Ser. A,
7.467s, 6/1/47	Baa3	180,000	160,801

Total municipal bonds and notes (cost $314,986)			$284,573

WARRANTS (—%)* † (cost $37,944)

	Expiration	Strike
	date	price	Warrants	Value

Raytheon Co.	6/16/11	$37.50	3,552	$69,086

SHORT-TERM INVESTMENTS (4.6%)*

Principal amount/shares		Value

Short-term investments held
as collateral for loaned securities
with yields ranging from 2.00% to
3.75% and due dates ranging from
July 1, 2008 to August19, 2008 (d)	$10,405,384	$10,393,575
U.S. Treasury Bills for an effective
yield of 1.34%, maturity
September 18, 2008	715,000	712,835
Putnam Prime Money Market
Fund (e)	6,412,268	6,412,268

Total short-term investments (cost $17,518,678)		$17,518,678

Total investments (cost $743,721,623)		$714,195,421

FUTURES CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar
90 day (Short)	64	$15,435,200	Jun-09	$126,326
Euro-Dollar
90 day (Short)	190	45,702,125	Sep-09	379,233
Euro-Dollar
90 day (Short)	177	42,451,238	Dec-09	383,369
Euro-Dollar
90 day (Short)	11	2,632,988	Mar-10	15,821
S&P 500 Index
(Long)	1	320,275	Sep-08	21
S&P 500 Index
E-Mini (Long)	454	29,078,700	Sep-08	(1,652,899)
U.S. Treasury
Bond 20 yr (Long)	356	41,151,375	Sep-08	854,045
U.S. Treasury Note
2 yr (Short)	2461	519,770,891	Sep-08	(449,436)
U.S. Treasury Note
5 yr (Short)	1082	119,620,172	Sep-08	221,098
U.S. Treasury Note
10 yr (Long)	1473	167,806,922	Sep-08	855,028
U.S. Treasury Note
10 yr (Short)	2	227,844	Sep-08	(2,973)

Total				$729,633

151

Putnam VT The George Putnam Fund of Boston

WRITTEN OPTIONS OUTSTANDING at 6/30/08

(premiums received $6,018,480) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate of
5.31% versus the three month
USD-LIBOR-BBA maturing
on August 29, 2018.	$17,456,000	Aug-08/5.31	$858,486
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 5.31% versus the three
month USD-LIBOR-BBA
maturing on August 29, 2018.	17,456,000	Aug-08/5.31	43,291
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.00%
versus the three month
USD-LIBOR-BBA maturing
on December 19, 2018.	10,881,000	Dec-08/5.00	371,586
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of 5.00%
versus the three month
USD-LIBOR-BBA maturing
on December 19, 2018.	10,881,000	Dec-08/5.00	207,065
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.215%
versus the three month
USD-LIBOR-BBA maturing
on February 18, 2020.	13,848,000	Feb-10/5.215	687,692
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.22%
versus the three month
USD-LIBOR-BBA maturing
on February 24, 2020.	8,959,000	Feb-10/5.22	447,144
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate of
2.36% versus the three month
USD-LIBOR-BBA maturing
September 22, 2010.	32,833,000	Sep-08/2.36	8,865
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 2.36% versus the three
month USD-LIBOR-BBA
maturing September 22, 2010.	32,833,000	Sep-08/2.36	873,358

WRITTEN OPTIONS OUTSTANDING at 6/30/08

(premiums received $6,018,480) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of
5.215% versus the three month
USD-LIBOR-BBA maturing
on February 18, 2020.	$13,848,000	Feb-10/5.215	$503,652
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.08%
versus the three month
USD-LIBOR-BBA maturing
on February 24, 2020.	8,959,000	Feb-10/5.08	398,317
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of 5.08%
versus the three month
USD-LIBOR-BBA maturing
on February 24, 2020.	8,959,000	Feb-10/5.08	370,275
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of 5.22%
versus the three month
USD-LIBOR-BBA maturing
on February 24, 2020.	8,959,000	Feb-10/5.22	326,376
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.51%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	3,872,000	May-12/5.51	245,252
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of 5.51%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	3,872,000	May-12/5.51	169,323
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate of
4.935% versus the three month
USD-LIBOR-BB maturing
March 02, 2019.	4,411,000	Feb-09/4.935	147,592
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate of
5.515% versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	1,936,000	May-12/5.515	123,168

152

Putnam VT The George Putnam Fund of Boston

WRITTEN OPTIONS OUTSTANDING at 6/30/08

(premiums received $6,018,480) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 4.935% versus the three
month USD-LIBOR-BBA
maturing March 02, 2019.	$4,411,000	Feb-09/4.935	$118,656
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 5.515% versus the three
month USD-LIBOR-BBA
maturing on May 14, 2022.	1,936,000	May-12/5.515	84,429
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate of
5.52% versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	774,500	May-12/5.52	49,336

WRITTEN OPTIONS OUTSTANDING at 6/30/08

(premiums received $6,018,480) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 5.52% versus the three
month USD-LIBOR-BBA
maturing on May 14, 2022.	$774,500	May-12/5.52	$33,637

Total			$6,067,500

TBA SALE COMMITMENTS OUTSTANDING at 6/30/08

(proceeds receivable $131,392,773) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, July 1, 2038	$6,000,000	7-14-08	$6,171,563
FNMA, 5 1/2s, July 1, 2038	95,000,000	7-14-08	93,604,688
FNMA, 5s, July 1, 2038	34,000,000	7-14-08	32,578,905

Total			$132,355,156

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$4,247,000	$—	1/28/24	3 month USD-LIBOR-BBA	5.2125%	$233,268

8,258,000	—	6/6/18	4.6675%	3 month USD-LIBOR-BBA	(8,059)

3,900,000	—	3/30/09	3.075%	3 month USD-LIBOR-BBA	(31,181)

5,058,000	—	5/23/10	3 month USD-LIBOR-BBA	3.155%	(29,173)

13,480,000	—	12/22/09	3.965%	3 month USD-LIBOR-BBA	(126,424)

14,400,000	—	1/14/10	3 month USD-LIBOR-BBA	4.106%	349,281

13,300,000	—	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(329,139)

2,740,000	—	6/17/15	4.555%	3 month USD-LIBOR-BBA	(15,747)

990,000	—	6/23/15	4.466%	3 month USD-LIBOR-BBA	(89)

410,000	—	6/23/15	4.45%	3 month USD-LIBOR-BBA	358

500,000	—	6/24/15	4.39%	3 month USD-LIBOR-BBA	2,276

7,400,000	—	10/21/15	4.943%	3 month USD-LIBOR-BBA	(236,242)

482,000	—	10/3/16	5.15630%	3 month USD-LIBOR-BBA	(22,551)

5,000,000	—	9/1/15	3 month USD-LIBOR-BBA	4.53%	77,590

3,867,000	—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(22,704)

3,725,000	—	5/15/18	4.48%	3 month USD-LIBOR-BBA	47,750

Bear Stearns Bank plc
4,300,000	—	4/24/12	5.027%	3 month USD-LIBOR-BBA	(158,241)

Citibank, N.A.
570,000	—	4/7/14	5.377%	3 month USD-LIBOR-BBA	(33,086)

12,130,000	—	7/27/09	5.504%	3 month USD-LIBOR-BBA	(519,215)

3,628,000	—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(75,173)

10,917,000	—	11/9/09	4.387%	3 month USD-LIBOR-BBA	(185,165)

11,219,000	—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(413,036)

410,000	—	11/9/17	3 month USD-LIBOR-BBA	5.07641%	14,898

153

Putnam VT The George Putnam Fund of Boston

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. continued
$16,939,000	$—	12/24/09	3 month USD-LIBOR-BBA	3.8675%	$134,279

3,188,000	—	12/24/27	4.9425%	3 month USD-LIBOR-BBA	(8,245)

Credit Suisse First Boston International
10,700,000	—	11/17/09	3.947%	3 month USD-LIBOR-BBA	(110,825)

1,590,000	—	10/7/14	3 month USD-LIBOR-BBA	4.624%	25,153

Credit Suisse International
516,000	—	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(25,379)

536,000	—	3/21/16	3 month USD-LIBOR-BBA	5.20497%	30,620

929,000	—	10/16/17	3 month USD-LIBOR-BBA	5.297%	51,306

711,000	—	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(35,842)

Deutsche Bank AG
2,129,000	—	10/16/17	3 month USD-LIBOR-BBA	5.297%	117,578

1,470,000	—	11/7/17	3 month USD-LIBOR-BBA	5.056%	51,144

Goldman Sachs International
3,195,000	—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(72,179)

62,000	—	4/2/18	4.076%	3 month USD-LIBOR-BBA	2,668

15,916,000	—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(538,002)

6,082,000	—	4/8/10	3 month USD-LIBOR-BBA	2.64%	(86,471)

7,029,000	—	4/23/18	4.43%	3 month USD-LIBOR-BBA	111,429

6,968,000	—	5/19/18	4.525%	3 month USD-LIBOR-BBA	66,672

5,536,000	—	5/30/28	5.014%	3 month USD-LIBOR-BBA	(72,093)

5,434,000	—	9/29/08	5.085%	3 month USD-LIBOR-BBA	(98,605)

1,750,000	—	9/29/16	3 month USD-LIBOR-BBA	5.1275%	89,903

434,000	—	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(24,688)

4,000,000	—	7/25/09	5.327%	3 month USD-LIBOR-BBA	(161,517)

20,959,000	—	11/20/08	5.16%	3 month USD-LIBOR-BBA	(238,921)

4,715,000	—	11/20/26	3 month USD-LIBOR-BBA	5.261%	214,332

20,449,000	—	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(227,057)

4,531,000	—	11/21/26	3 month USD-LIBOR-BBA	5.2075%	176,015

2,392,000	—	12/20/16	3 month USD-LIBOR-BBA	5.074%	84,089

2,890,000	—	1/8/12	3 month USD-LIBOR-BBA	4.98%	140,418

2,000,000	—	10/1/17	3 month USD-LIBOR-BBA	5.253%	105,728

390,000	—	11/9/17	3 month USD-LIBOR-BBA	5.071%	14,008

1,720,000	—	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(96,176)

618,000	—	5/3/16	5.565%	3 month USD-LIBOR-BBA	(44,583)

1,905,000	—	9/14/14	4.906%	3 month USD-LIBOR-BBA	(76,895)

929,000	—	9/14/17	5.0625%	3 month USD-LIBOR-BBA	(42,846)

9,407,000	—	9/19/09	3 month USD-LIBOR-BBA	4.763%	290,290

15,048,200	—	9/21/09	3 month USD-LIBOR-BBA	4.60%	421,713

4,189,200	—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(216,951)

280,000	—	11/9/17	3 month USD-LIBOR-BBA	5.08%	10,254

27,362,000	—	1/16/18	5.790%	3 month USD-LIBOR-BBA	(2,974,223)

JPMorgan Chase Bank, N.A.
6,000,000	—	6/27/18	3 month USD-LIBOR-BBA	4.8305%	74,543

15,000,000	—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(155,864)

4,000,000	—	2/13/18	3 month USD-LIBOR-BBA	4.29125%	(63,139)

2,295,000	—	2/15/18	3 month USD-LIBOR-BBA	5.34%	160,031

625,000	—	2/15/13	3 month USD-LIBOR-BBA	3.585%	(10,256)

1,065,000	—	2/15/18	3 month USD-LIBOR-BBA	4.422%	(5,546)

625,000	—	2/15/13	3.585%	3 month USD-LIBOR-BBA	10,256

154

Putnam VT The George Putnam Fund of Boston

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$1,065,000	$—	2/15/18	4.422%	3 month USD-LIBOR-BBA	$5,546

4,900,000	—	4/23/17	5.186%	3 month USD-LIBOR-BBA	(226,376)

14,320,000	—	8/15/11	5.412%	3 month USD-LIBOR-BBA	(862,524)

40,974,000	—	3/5/18	4.325%	3 month USD-LIBOR-BBA	573,265

8,235,000	—	3/7/18	4.45%	3 month USD-LIBOR-BBA	31,657

5,125,000	—	3/12/18	3 month USD-LIBOR-BBA	4.4525%	(21,698)

1,997,000	—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(36,705)

14,538,000	—	3/11/38	5.03%	3 month USD-LIBOR-BBA	(330,657)

29,302,000	—	3/15/10	3 month USD-LIBOR-BBA	2.5%	(263,021)

14,862,000	—	3/20/13	3 month USD-LIBOR-BBA	3.145%	(567,919)

42,805,000	—	3/20/13	3 month USD-LIBOR-BBA	3.13%	(1,665,325)

65,552,000	—	3/25/10	3 month USD-LIBOR-BBA	2.325%	(847,416)

32,193,000	—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	(412,125)

20,000,000	—	1/17/16	4.946%	3 month USD-LIBOR-BBA	(890,071)

497,000	—	9/18/16	5.291%	3 month USD-LIBOR-BBA	(31,715)

13,450,000	—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	(350,199)

6,366,000	—	9/28/08	5.096%	3 month USD-LIBOR-BBA	(117,687)

8,430,000	—	5/23/10	3 month USD-LIBOR-BBA	3.16%	(47,735)

12,000,000	—	3/7/15	3 month USD-LIBOR-BBA	4.798%	408,454

9,100,000	—	6/27/17	3 month USD-LIBOR-BBA	5.712%	737,033

12,220,000	—	7/5/17	3 month USD-LIBOR-BBA	4.55%	127,109

7,100,000	—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(288,535)

9,880,000	—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(420,984)

20,905,000	—	11/20/08	5.165%	3 month USD-LIBOR-BBA	(240,788)

4,702,000	—	11/20/26	3 month USD-LIBOR-BBA	5.266%	216,636

700,000	—	7/25/17	3 month USD-LIBOR-BBA	5.652%	66,792

435,000	—	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(14,864)

1,351,000	—	1/19/17	3 month USD-LIBOR-BBA	5.249%	86,891

5,311,000	—	1/19/09	5.24%	3 month USD-LIBOR-BBA	(158,834)

6,147,000	—	1/31/17	3 month USD-LIBOR-BBA	5.415%	471,103

11,932,000	—	3/8/17	3 month USD-LIBOR-BBA	5.28%	761,550

2,050,000	—	9/28/16	3 month USD-LIBOR-BBA	5.1223%	105,134

2,380,000	—	6/16/15	4.538%	3 month USD-LIBOR-BBA	(11,600)

590,000	—	6/24/15	4.387%	3 month USD-LIBOR-BBA	2,792

8,280,000	—	6/29/15	3 month USD-LIBOR-BBA	4.296%	(86,265)

1,659,000	—	8/2/15	3 month USD-LIBOR-BBA	4.6570%	41,419

24,000,000	—	8/13/12	3 month USD-LIBOR-BBA	5.2%	1,351,410

4,145,000	—	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(270,593)

1,154,000	—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(72,877)

15,048,200	—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	424,472

4,189,200	—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(217,255)

1,386,000	—	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(80,919)

2,705,000	—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(62,358)

920,000	—	11/7/17	3 month USD-LIBOR-BBA	5.05771%	32,131

10,917,000	—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(186,859)

11,219,000	—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(419,096)

13,247,000	—	12/11/17	3 month USD-LIBOR-BBA	4.65%	19,341

3,188,000	—	12/24/27	4.9675%	3 month USD-LIBOR-BBA	(18,303)

20,400,000	—	8/4/08	3 month USD-LIBOR-BBA	5.40%	409,198

11,300,000	—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	943,852

155

Putnam VT The George Putnam Fund of Boston

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$12,000,000	$—	9/2/15	3 month USD-LIBOR-BBA	4.4505%	$124,408

6,700,000	—	10/21/15	4.916%	3 month USD-LIBOR-BBA	(202,287)

9,236,000	—	1/18/18	4.27625%	3 month USD-LIBOR-BBA	143,227

711,000	—	1/24/18	4.135%	3 month USD-LIBOR-BBA	19,839

948,000	—	1/24/18	4.175%	3 month USD-LIBOR-BBA	23,347

948,000	—	1/24/18	4.1625%	3 month USD-LIBOR-BBA	24,319

22,716,000	—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(425,629)

Lehman Brothers Special Financing, Inc.
7,764,000	46,698	2/26/18	4.65%	3 month USD-LIBOR-BBA	(54,236)

4,785,000	—	6/10/38	5.1275%	3 month USD-LIBOR-BBA	(122,011)

4,000,000	—	6/26/13	3 month USD-LIBOR-BBA	4.465%	37,680

9,466,000	—	3/19/13	3 month USD-LIBOR-BBA	3.0675%	(394,969)

21,402,000	—	3/20/13	3 month USD-LIBOR-BBA	3.215%	(749,636)

43,740,000	—	3/26/10	3 month USD-LIBOR-BBA	2.3525%	(544,222)

43,740,000	—	3/26/10	3 month USD-LIBOR-BBA	2.395%	(508,261)

14,862,000	—	3/20/13	3 month USD-LIBOR-BBA	3.07%	(618,754)

21,618,000	—	3/20/13	3 month USD-LIBOR-BBA	3.06%	(909,931)

59,800,000	—	3/25/13	3 month USD-LIBOR-BBA	3.2292%	(2,070,049)

20,300,000	—	3/25/38	4.583%	3 month USD-LIBOR-BBA	1,000,507

25,638,000	—	4/3/18	4.087%	3 month USD-LIBOR-BBA	1,081,010

4,048,000	—	5/30/10	3 month USD-LIBOR-BBA	3.4275%	(3,050)

2,905,000	—	4/16/18	3 month USD-LIBOR-BBA	4.405%	(49,970)

5,725,000	—	4/21/38	4.945%	3 month USD-LIBOR-BBA	3,043

9,700,000	—	5/29/12	5.28%	3 month USD-LIBOR-BBA	(436,396)

19,820,000	—	5/18/18	4.2375%	3 month USD-LIBOR-BBA	637,960

45,333,000	—	6/3/10	3 month USD-LIBOR-BBA	3.41%	(62,683)

6,963,000	—	6/3/38	5.0975%	3 month USD-LIBOR-BBA	(148,032)

2,450,000	—	8/24/12	5.085%	3 month USD-LIBOR-BBA	(125,177)

5,093,682	—	8/29/09	5.005%	3 month USD-LIBOR-BBA	(179,386)

9,360,000	—	8/29/09	5.001%	3 month USD-LIBOR-BBA	(330,069)

1,161,000	—	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(75,996)

1,309,271	—	8/29/12	5.075%	3 month USD-LIBOR-BBA	(66,242)

12,020,000	—	12/28/16	5.084%	3 month USD-LIBOR-BBA	(423,506)

316,782	—	8/29/17	3 month USD-LIBOR-BBA	5.32%	21,419

23,574,000	—	8/3/08	3 month USD-LIBOR-BBA	5.425%	475,743

9,007,000	—	8/3/11	5.445%	3 month USD-LIBOR-BBA	(557,286)

29,597,000	—	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(2,573,243)

17,860,000	—	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(1,200,917)

16,520,000	—	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(798,434)

6,276,000	—	10/23/08	3 month USD-LIBOR-BBA	5.26%	73,108

2,523,000	—	10/23/16	3 month USD-LIBOR-BBA	5.3275%	143,121

6,276,000	—	10/23/08	5.255%	3 month USD-LIBOR-BBA	(72,924)

2,523,000	—	10/23/16	5.325%	3 month USD-LIBOR-BBA	(142,680)

11,342,000	—	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(299,824)

2,386,000	—	9/11/17	5.0525%	3 month USD-LIBOR-BBA	(108,833)

6,271,300	—	9/19/09	3 month USD-LIBOR-BBA	4.755%	192,756

15,048,200	—	9/24/09	3 month USD-LIBOR-BBA	4.695%	444,903

4,189,200	—	9/24/17	5.285%	3 month USD-LIBOR-BBA	(261,693)

3,628,000	—	10/26/12	4.61375%	3 month USD-LIBOR-BBA	(73,091)

540,000	—	11/7/17	3 month USD-LIBOR-BBA	5.05521%	18,755

156

Putnam VT The George Putnam Fund of Boston

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$10,917,000		$—	11/9/09	4.403%	3 month USD-LIBOR-BBA	$(187,710)

11,219,000		—	11/9/17	5.067%	3 month USD-LIBOR-BBA	(399,547)

490,000		—	11/9/17	3 month USD-LIBOR-BBA	5.068%	17,486

5,308,000		—	12/11/17	3 month USD-LIBOR-BBA	4.839%	84,998

16,939,000		—	12/24/09	3 month USD-LIBOR-BBA	3.84625%	128,958

2,340,000		—	4/12/12	3 month USD-LIBOR-BBA	5.087%	93,855

33,140,000		—	2/8/10	2.728%	3 month USD-LIBOR-BBA	122,285

23,983,000		—	2/7/18	4.217%	3 month USD-LIBOR-BBA	520,766

14,845,000		—	2/21/18	4.599%	3 month USD-LIBOR-BBA	(131,499)

11,000,000	(F)	—	6/30/13	3 month USD-LIBOR-BBA	4.362%	51,825

43,740,000		—	3/26/10	3 month USD-LIBOR-BBA	2.325%	(567,517)

Merrill Lynch Capital Services, Inc.
3,628,000		—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(73,507)

16,929,000		—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	53,092

2,240,000		—	11/6/17	5.00693%	3 month USD-LIBOR-BBA	(69,481)

Morgan Stanley Capital Services, Inc.
409,000		—	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(25,739)

522,000		—	2/20/17	5.192%	3 month USD-LIBOR-BBA	(30,464)

Total						$(17,425,667)

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$3,180,000	(2)(F)	7/2/08	(Banc of America	The spread	$245,286
			Securities AAA	return of Banc
			10 yr Index	of America
			multiplied by	Securities- CMBS
			the modified	AAA 10 year Index
duration factor
minus 150 bp)

Credit Suisse International
8,475,000	(F)	8/1/08	(Beginning	The spread	307,761
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 450 bp)

Deutsche Bank AG
43,196	(F)	10/29/08	6 month USD-
LIBOR-BBA minus
			55 bp	Moody’s Corp	3,188

3,859,987		10/29/08	6 month USD-	S&P 500/	634,555
			LIBOR-BBA minus	Citigroup Pure
			5 bp	Value Index

42,730	(F)	10/31/08	6 month USD-
LIBOR-BBA minus
			55 bp	Moody’s Corp	3,094

157

Putnam VT The George Putnam Fund of Boston

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG continued

$3,858,079	(F)	10/31/08	6 month USD-	S&P 500/	$691,211
			LIBOR-BBA minus	Citigroup Pure
			5 bp	Value Index

3,902,772		10/31/08	(6 month USD-	S&P 500/	(237,853)
			LIBOR-BBA plus	Citigroup Pure
			5 bp)	Value Index

3,903,203		10/29/08	(6 month USD-	S&P 500/	(197,054)
			LIBOR-BBA plus	Citigroup Pure
			5 bp)	Value Index

3,857,708	(F)	11/4/08	6 month USD-	S&P 500/	640,840
			LIBOR-BBA minus	Citigroup Pure
			5 bp	Value Index

3,900,999		11/4/08	(6 month USD-	S&P 500/	(198,108)
			LIBOR-BBA plus	Citigroup Pure
			5 bp)	Value Index

42,800	(F)	11/4/08	6 month USD-
LIBOR-BBA minus
			55 bp	Moody’s Corp	2,979

Goldman Sachs International
10,660,000	(F)	7/2/08	(Banc	The spread	441,260
			of America	return of Banc
			Securities AAA	of America
			10 year Index	Securities- CMBS
			multiplied by	AAA 10 year Index
the modified
duration factor
minus 125 bp)

519,000	(F)	9/15/11	678 bp (1 month	Ford Credit Auto	(7,217)
			USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

2,290,000	(F)	11/2/08	20 bp plus	The spread	(60,735)
			change in spread	return of Banc
			of Banc	of America
			of America	Securities- CMBS
			Securities AAA	AAA 10 year Index
10 year Index
multiplied by
the modified
duration factor

JPMorgan Chase Bank, N.A.
1,911,000	(1)(F)	8/1/08	Change in spread	The spread	(196,564)
			of Lehman	return of Lehman
			Brothers AAA	Brothers AAA
			8.5+ Commercial	8.5+ CMBS Index
			Mortgage Backed	adjusted by
			Securities Index	modified
			minus 17.5 bp	duration factor

Lehman Brothers Special Financing, Inc.
5,881,000	(2)(F)	8/1/08	(Beginning	The spread	(348,249)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index)	duration factor

158

Putnam VT The George Putnam Fund of Boston

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$5,146,000	(2)	9/1/08	(Beginning	The spread	$(287,996)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index)	duration factor

2,549,000	(1)	7/1/08	Lehman Brothers	The spread	(52,456)
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
minus 75 bp

8,000,000	(1)(F)	9/1/08	66.7 bp plus	The spread	(787,200)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

6,400,000	(2)(F)	7/2/08	(Beginning	The spread	612,058
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 230 bp)

4,356,000	(2)	7/1/08	(Beginning	The spread	(193,896)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 100 bp)

3,622,000	(1)(F)	8/1/08	Lehman Brothers	The spread	(34,974)
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
plus 40 bp

3,622,000	(1)(F)	8/1/08	Lehman Brothers	The spread	(33,163)
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
plus 50 bp

9,292,000	(1)(F)	8/1/08	Lehman Brothers	The spread	(119,923)
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
minus 25 bp

159

Putnam VT The George Putnam Fund of Boston

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services, Inc.
$9,433,000	(1)(F)	8/1/08	Beginning	The spread	$(99,396)
			of period nominal	return of Lehman
			spread of Lehman	Brothers Aaa
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

Total					$727,448

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

(1) Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

(2) Fund pays the net fixed and total return payment if positive and receives the net fixed and total return payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$635	$923,000	(F)	10/12/52	(134 bp)	$264,116

DJ ABX NA HE AAA Index	44,642	384,542	(F)	7/25/45	18 bp	13,160

Financial Security
Assurance Inc.	—	45,000	(F)	12/20/12	95 bp	(8,493)

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	205,000		9/20/13	269 bp	(642)

Marsh & Mclennan Co.
Inc., 5 3/8%, 7/15/14	—	210,000		3/20/12	(95 bp)	(2,293)

Mattel, Inc., 7 1/4%,
7/9/12	—	40,000		3/20/13	(157.2 bp)	(1,478)

Meadwestvaco Corp.,
6.85%, 4/1/12	—	25,000		3/20/18	(177 bp)	473

Ryder System Inc.,
6.95%, 12/1/25	—	40,000		3/20/13	(135 bp)	(541)

Sealed Air Corp., 5
5/8%, 7/15/13	—	25,000		9/20/13	(169 bp)	(163)

Spectra Energy Capital,
6 1/4%, 2/15/13	—	40,000		9/20/14	(115 bp)	(542)

Bear Stearns International, Ltd.
GATX Corp., 8.875%,
6/1/09	—	80,000		3/20/16	(100 bp)	1,712

Citibank, N.A.
Arrow Electronic Inc.,
6 7/8%, 6/1/18	—	100,000		3/20/13	(43 bp)	1,682

Conagra Foods Inc., 7%,
10/1/28	—	385,000		9/20/10	(27 bp)	750

DJ ABX NA HE AAA Index	76,292	716,826		7/25/45	18 bp	17,027

DJ CDX NA HY Series 9
Index, 35-100% tranche	—	17,388,942		12/20/12	112 bp	(353,652)

Donnelley (R.R.) &
Sons, 4.95%, 4/1/14	—	20,000		3/20/12	(102 bp)	264

Electronic Data Systems
Corp., 6.5%, 8/1/13	—	10,000		9/20/13	(155 bp)	(444)

160

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Citibank, N.A. continued
Hartford Financial
Services Group, 4 3/4%,
3/1/14	$—		$60,000		12/20/16	(75 bp)	$1,880

International Lease
Finance Corp., 4.15%,
1/20/15	—		25,000		6/20/13	(222.50 bp)	820

Lexmark International,
Inc., 5.9%, 6/1/13	—		10,000		6/20/13	108.5 bp	16

Macy’s Retail Holdings,
Inc., 6 5/8%, 4/1/11	—		5,000		6/20/11	(162 bp)	49

Marsh & Mclennan Co.
Inc., 5 3/8%, 7/15/14	—		125,000		9/20/14	(105 bp)	(1,835)

Mohawk Industries,
Inc., 7.2%, 4/15/12	—		30,000		3/20/16	(140 bp)	480

Motorola, Inc., 6.5%,
9/1/25	—		120,000		3/20/13	(79 bp)	9,743

Newell Rubbermaid,
Inc., 6.35%, 7/15/28	—		20,000		6/20/13	(85 bp)	(88)

Qwest Capital Funding,
7 3/4%, 2/15/31	—		15,000		6/20/13	(263 bp)	332

Rexam PLC, 4 3/8%,
3/15/13	—		350,000		6/20/13	(145 bp)	1,015

Sara Lee Corp., 6 1/8%,
11/1/32	—		110,000		9/20/11	(43 bp)	(140)

Seat Pagine Gialle
S.P.A., 8%, 4/30/14	—	EUR	5,000		3/20/13	815 bp	(32)

Yum! Brands Inc.,
8 7/8%, 4/15/11	—		$115,000		3/20/13	(65 bp)	1,923

Credit Suisse International
DJ ABX NA HE AAA Index	91,448		601,463		7/25/45	18 bp	42,114

DJ ABX NA HE AAA Index	3,598		29,580		7/25/45	18 bp	1,172

DJ ABX NA HE AAA Index	3,298		29,580		7/25/45	18 bp	872

DJ CMB NA CMBX AA Index	(26,377)		118,000	(F)	10/12/52	(25 bp)	(6,810)

DJ CMB NA CMBX AAA Index	1,123,340		6,749,000	(F)	12/13/49	8 bp	570,470

DJ CMB NA CMBX AAA Index	1,178,527		7,523,000	(F)	2/17/51	35 bp	671,824

Sprint Capital Corp,
8 3/8%, 3/15/12	—		350,000		6/20/12	(59 bp)	28,402

Xerox Corp., 6 7/8%,
8/15/11	—		80,000		6/20/12	(86.5 bp)	815

Deutsche Bank AG
CNA Financial Corp.,
5.85%, 12/15/14	—		35,000		9/20/16	(155 bp)	(380)

DJ ABX NA CMBX AAA Index	19,896		330,000	(F)	2/17/51	35 bp	(2,331)

DJ ABX NA HE AAA Index	35,811		346,088		7/25/45	18 bp	6,416

DJ CDX NA IG Series 9
Index 30-100% tranche	—		4,010,000	(F)	12/20/12	(27.2 bp)	39,045

DJ CDX NA IG Series 9
Index 30-100% tranche	—		270,000	(F)	12/20/12	(65 bp)	(1,613)

DJ CDX NA IG Series 10
Index	101		5,000		6/20/13	(155 bp)	66

DJ iTraxx Europe Series
8 Version 1	(480)	EUR	5,000		12/20/12	(375 bp)	(144)

France Telecom, 7.25%,
1/28/13	—		$250,000		6/20/16	70 bp	(7,113)

161

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Deutsche Bank AG continued
General Electric
Capital Corp., 6%,
6/15/12	$—		$400,000		9/20/13	109 bp	$(9,755)

Genworth Financial
Inc., 5 3/4%, 6/15/14	—		25,000		6/20/18	(143 bp)	2,028

Grohe Holding GmBh,
8 5/8%, 10/1/14	—	EUR	5,000		6/20/09	400 bp	55

iStar Financial, Inc.,
6%, 12/15/10	4,388		$65,000		3/20/09	500 bp	2,345

Packaging Corporation
of America, 5 3/4%,
8/1/13	—		40,000		9/20/13	(129 bp)	(291)

Pitney Bowes, Inc., 4
5/8%, 10/1/12	—		15,000		3/20/18	(95 bp)	(215)

PPG Industries, Inc.,
7.05%, 8/15/09	—		20,000		3/20/18	(154 bp)	(941)

Reynolds American,
Inc., 7 5/8%, 6/1/16	—		85,000		6/20/13	(105 bp)	124

Tyco Electronics Group,
6.55%, 10/1/17	—		20,000		12/20/17	(125.5 bp)	(578)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—		1,087,000		(a)	2.461%	(159,351)

DJ ABX HE A Index	135,361		202,000		1/25/38	369 bp	(46,890)

DJ ABX HE AAA Index	47,474		202,000	(F)	1/25/38	76 bp	(61,823)

DJ CDX NA CMBX AAA Index	9,144		250,000		3/15/49	7 bp	(8,556)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		1,086,000		12/20/10	108.65 bp	(44,024)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		4,010,000		12/20/10	249 bp	(28,187)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		2,290,000		12/20/10	305 bp	14,523

DJ CDX NA HY Series 9
Index 25-35% tranche	—		480,000		12/20/10	435 bp	17,947

DJ CDX NA HY Series 9
Index 35-100% tranche	—		993,654	(F)	12/20/10	153.5 bp	9,800

DJ CDX NA IG Series 10
Index	(86,864)	11,770,000			6/20/13	155 bp	(4,667)

DJ CDX NA IG Series 10
Index	14,531		757,000		6/20/18	(150 bp)	4,903

DJ CDX NA IG Series 10
Index	(94,261)		7,336,000		6/20/13	155 bp	(43,029)

DJ CDX NA IG Series 10
Index	318,100	13,839,000			6/20/18	(150 bp)	142,091

DJ CDX NA IG Series 10
Index	(226,485)	11,515,000			6/20/13	155 bp	(146,068)

DJ CDX NA IG Series 10
Index	45,333		1,200,000		6/20/18	(150 bp)	30,071

DJ CDX NA IG Series 10
Index 30-100% tranche	—	12,510,000			6/20/13	(44.25 bp)	43,712

DJ CDX NA IG Series 8
Index	165,243	11,800,000			6/20/18	(150 bp)	15,167

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—		205,000		9/20/17	(67.8 bp)	21,159

162

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Goldman Sachs International continued
Lighthouse
International Co, SA,
8%, 4/30/14	$—	EUR	5,000		3/20/13	680 bp	$(337)

Merrill Lynch & Co.,
5%, 1/15/15	—		$205,000		9/20/17	(59.8 bp)	19,979

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	5,000		3/20/13	597 bp	412

JPMorgan Chase Bank, N.A.
CenturyTel. Inc., 6%,
4/1/17	—		$10,000		6/20/13	(95 bp)	335

Codere Finance
(Luxembourg) S.A.,
8.25%, 6/15/15	—	EUR	5,000		3/20/13	795 bp	504

DJ CDX NA HY Series 9
Index 25-35% tranche	—		$270,000		12/20/10	388.75 bp	7,111

DJ CDX NA HY Series 9
Index 25-35% tranche	—		1,114,000		12/20/10	105.5 bp	(45,994)

DJ CDX NA IG Series 9
Index	—	18,360,000		(F)	12/20/12	(13.55 bp)	282,920

DJ CMB NA CMBX AAA Index	280,374		2,240,000	(F)	12/13/49	8 bp	96,875

DJ CMB NA CMBX AAA Index	77,967		714,000	(F)	2/17/51	35 bp	29,877

DJ iTraxx Europe
Crossover Series 8
Version 1	(2,672)	EUR	20,000		12/20/12	(375 bp)	(1,328)

Freeport-McMoRan Copper
& Gold, Inc., 8 3/8%,
4/1/17	—		$15,000		6/20/12	(145 bp)	(51)

GMAC, LLC, 6 7/8%,
8/28/12	1,725		30,000		3/20/09	500 bp	(187)

iStar Financial, Inc.,
6%, 12/15/10	4,550		65,000	(F)	3/20/09	500 bp	2,667

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—		360,000		6/20/18	(135 bp)	22,251

Lexmark International,
Inc., 5.9%, 6/1/13	—		10,000		6/20/13	(113 bp)	(15)

Lexmark International,
Inc., 5.9%, 6/1/13	—		15,000		6/20/13	(113 bp)	(18)

Lexmark International,
Inc., 5.9%, 6/1/13	—		250,000		6/20/13	(113 bp)	(361)

Nextel Communications,
7 3/8%, 8/1/15	—		85,000		9/20/13	(540 bp)	(3,490)

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—		205,000		9/20/17	(77 bp)	3,984

Cadbury Scheppes US
Finance, 5 1/8%, 10/1/13	—		30,000		10/20/13	(70 bp)	194

DJ ABX HE A Index	135,361		202,000		1/25/38	369 bp	(46,723)

DJ ABX HE A Index	141,085		203,000		1/25/38	369 bp	(41,900)

DJ ABX HE AAA Index	47,474		202,000	(F)	1/25/38	76 bp	(61,823)

DJ ABX HE AAA Index	56,840		203,000	(F)	1/25/38	76 bp	(52,998)

DJ ABX HE PEN AAA Index	26,850		383,562	(F)	5/25/46	11 bp	(29,143)

DJ ABX HE PEN AAA Index	27,395		384,493	(F)	5/25/46	11 bp	(28,734)

DJ CDX NA CMBX AA Index	(7,256)		229,000	(F)	3/15/49	(15 bp)	46,984

DJ CDX NA HY Series 8
Index 35-60% tranche	—		3,995,000		6/20/12	104 bp	(299,342)

163

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA HY Series 9
Index 25-35% tranche	$—	$4,400,000		12/20/10	104.5 bp	$(182,735)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	4,400,000		12/20/10	90 bp	(197,978)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	4,010,000		12/20/10	266 bp	(11,899)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	8,020,000		12/20/10	295 bp	31,770

DJ CDX NA IG Series 10
Index	182	10,000		6/20/13	(155 bp)	112

DJ CDX NA IG Series 10
Index	99,755	5,330,000		6/20/18	(150 bp)	31,967

DJ CDX NA IG Series 10
Index	45,068	2,979,000		6/20/18	(150 bp)	7,180

DJ CDX NA IG Series 10
Index 30-100% tranche	—	6,278,250	(F)	6/20/13	(42 bp)	23,648

DJ CDX NA IG Series 9
Index	(104,937)	2,265,500		12/20/17	(80 bp)	(14,667)

DJ CMB NA CMBX AAA Index	137,282	1,160,500	(F)	2/17/51	35 bp	59,118

DJ LCDX NA Series 9
Index, 30-100% tranche	—	2,200,000	(F)	12/20/12	96 bp	12,842

Domtar Corp., 7 1/8%,
8/15/15	—	40,000		12/20/11	(250 bp)	430

Embarq Corp., 7.082%,
6/1/16	—	50,000		6/20/13	(237 bp)	(120)

General Electric
Capital Corp., 6%,
6/15/12	—	800,000		9/20/13	115 bp	(17,389)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	205,000		9/20/17	(58 bp)	11,364

Hanson Plc, 7 7/8%,
9/27/10	—	20,000		9/20/16	(140 bp)	(1,010)

International Lease
Finance Corp., 4.15%,
1/20/15	—	10,000		12/20/13	(165 bp)	534

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	205,000		9/20/17	(60.5 bp)	16,911

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	205,000		9/20/12	48 bp	(11,779)

Motorola, Inc., 6 1/2%,
9/1/25	—	25,000		11/20/11	(335 bp)	(684)

Telecom Italia SPA, 5
3/8%, 1/29/19	—	20,000		7/20/11	(105 bp)	70

Telecom Italia SPA, 5
3/8%, 1/29/19	—	35,000		7/20/11	(108 bp)	91

US Steel Corp.,
6.65%,6/1/37	—	25,000		3/20/18	(141 bp)	392

Yum! Brands, Inc.,
8 7/8%, 4/15/11	—	20,000		3/20/18	(130 bp)	(103)

Merrill Lynch International
AmerisourceBergen
Corp., 5 7/8%, 9/15/15	—	80,000		9/20/12	(65 bp)	608

Block Financial LLC. 5
1/8%, 10/30/14	—	25,000		12/20/14	(69 bp)	217

164

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Merrill Lynch International continued
KinderMorgan, 6 1/2%,
9/1/12	$—	$77,000		9/20/12	(128 bp)	$724

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	360,000		6/20/18	(130 bp)	23,415

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX AAA Index	257,809	3,622,000	(F)	3/15/49	7 bp	5,921

DJ CDX NA IG Series 10
Index	53,469	2,744,500		6/20/18	(150 bp)	18,563

DJ CDX NA IG Series 10
Index	277,564	16,950,000		6/20/18	(150 bp)	61,989

DJ CDX NA IG Series 10
Index 30-100% tranche	—	5,147,000	(F)	6/20/13	(52 bp)	(4,014)

DJ CDX NA IG Series 10
Index 30-100% tranche	—	5,720,000	(F)	6/20/13	(38.6 bp)	30,385

DJ CMB NA CMBX AA Index	(33,539)	147,000	(F)	10/12/52	(25 bp)	(9,162)

DJ CMB NA CMBX AAA Index	127,816	1,065,500	(F)	12/13/49	8 bp	40,531

DJ CMB NA CMBX AAA Index	128,990	969,000	(F)	12/13/49	8 bp	49,611

UBS, AG
Cardinal Health Inc.,
5.85%, 12/15/17	—	40,000		6/20/13	(49 bp)	63

Starwood Hotels & Resort,
7 7/8%, 5/1/12	—	85,000		6/20/12	(195 bp)	819

Total						$916,838

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

See page 321 for Notes to the Portfolios.

165

Putnam VT Global Asset Allocation Fund

The fund’s portfolio 6/30/08 (Unaudited)

COMMON STOCKS (66.1%)*

	Shares	Value

Basic Materials (6.8%)
Abengoa SA (Spain)	5,005	$156,283
Acciona SA (Spain)	727	171,564
Agnico-Eagle Mines, Ltd. (Canada)	1,300	96,681
Akzo Nobel NV (Netherlands)	1,397	95,669
Ameron International Corp.	576	69,108
Andersons, Inc. (The) (S)	4,869	198,217
Anglo American PLC (United Kingdom)	3,232	229,075
AngloGold Ashanti, Ltd. ADR (South Africa)	2,300	78,062
Antofagasta PLC (United Kingdom)	46,987	611,367
Apex Silver Mines, Ltd. (Cayman Islands) †	1,693	8,313
Arcelor Mittal (Luxembourg)	12,558	1,239,986
ArcelorMittal (Luxembourg)	1,445	142,682
Arch Chemicals, Inc.	4,174	138,368
Aurizon Mines, Ltd. (Canada) †	1,800	8,838
Balfour Beatty PLC (United Kingdom)	10,661	90,119
Barrick Gold Corp. (Canada)	3,324	151,242
Barrick Gold Corp. (Canada)	2,500	114,532
BASF AG (Germany)	10,182	701,411
BHP Billiton, Ltd. (Australia)	47,207	1,977,540
Bilfinger Berger AG (Germany)	4,600	398,255
BlueScope Steel, Ltd. (Australia)	51,287	557,517
Boart Longyear Group. (Australia)	222,236	475,069
Buckeye Technologies, Inc. †	8,461	71,580
Builders FirstSource, Inc. † (S)	4,478	23,778
Carpenter Technology Corp.	2,777	121,216
Celanese Corp. Ser. A	744	33,971
Ceradyne, Inc. †	1,484	50,901
CF Industries Holdings, Inc.	6,234	952,555
Cia de Minas Buenaventura SA ADR (Peru)	1,257	82,170
Cleveland-Cliffs, Inc.	7,742	922,769
Coeur d’Alene Mines Corp. † (S)	15,300	44,370
Crystallex International Corp. (Canada) †	10,800	12,096
Dow Chemical Co. (The)	6,805	237,563
Eldorado Gold Corp. (Canada) †	7,717	66,752
Fletcher Building, Ltd. (New Zealand)	33,020	159,690
FMC Corp.	11,282	873,678
Franco-Nevada Corp. (Canada)	2,800	67,977
Gammon Gold, Inc. (Canada) †	4,575	49,639
Gold Fields, Ltd. ADR (South Africa)	6,100	77,165
Goldcorp, Inc. (Toronto Exchange) (Canada)	3,245	149,822
Golden Star Resources, Ltd. †	11,200	30,128
Great Basin Gold, Ltd. (Canada) †	2,700	9,180
Grief, Inc. Class A	1,180	75,555
H.B. Fuller Co.	4,878	109,462
Harmony Gold Mining Co., Ltd. ADR
(South Africa)	5,587	68,441
Hecla Mining Co. † (S)	4,200	38,892
Hitachi Metals, Ltd. (Japan)	5,000	82,249
Holcim, Ltd. (Switzerland)	546	44,227
Iamgold Corp. (Canada)	8,000	48,400

COMMON STOCKS (66.1%)* continued

	Shares	Value

Basic Materials continued
Innospec, Inc. (United Kingdom)	4,025	$75,751
Insituform Technologies, Inc. †	3,021	46,010
JFE Holdings, Inc. (Japan)	2,400	121,109
K&S AG (Germany)	68	39,025
Kaiser Aluminum Corp.	1,478	79,117
Kinross Gold Corp. (Canada)	4,600	108,606
Koninklijke DSM NV (Netherlands)	3,197	186,992
Koppers Holdings, Inc.	5,781	242,050
Layne Christensen Co. †	4,129	180,809
Matsushita Electric Works, Ltd. (Japan)	7,000	71,505
Metallica Resources, Inc. (Canada) †	3,400	23,192
Minefinders Corp. (Canada) †	2,021	21,018
Minerals Technologies, Inc.	180	11,446
Mitsui Mining Co., Ltd. (Japan)	5,000	17,261
Monsanto Co.	6,025	761,801
Mueller Water Products, Inc. Class A (S)	7,502	60,541
NewMarket Corp.	1,272	84,245
Newmont Mining Corp.	2,400	125,184
Northgate Minerals Corp. (Canada) †	11,800	32,450
Northwest Pipe Co. †	1,077	60,097
Nucor Corp.	270	20,161
Olin Corp.	3,134	82,048
Olympic Steel, Inc.	1,123	85,258
OM Group, Inc. † (S)	3,792	124,340
Packaging Corp. of America	3,045	65,498
PAN American Silver Corp. (Canada) †	1,657	57,299
Perini Corp. †	4,478	147,998
Potlatch Corp. (R)	2,508	113,161
PV Crystalox Solar PLC (United Kingdom)	9,363	37,104
Quanex Building Products Corp.	4,030	59,886
Rangold Resources, Ltd. ADR (Jersey)	1,328	61,327
Rayonier, Inc.	6,627	281,382
Rio Tinto PLC (United Kingdom)	998	122,446
Rio Tinto, Ltd. (Australia)	1,326	172,235
Royal Gold, Inc.	1,400	43,904
Salzgitter AG (Germany)	366	66,901
Schnitzer Steel Industries, Inc. Class A	1,448	165,941
Seabridge Gold, Inc. (Canada) † (S)	1,100	24,200
Silgan Holdings, Inc.	3,075	156,026
Silver Standard Resources, Inc. (Canada) †	1,800	51,570
Silver Wheaton Corp. (Canada) †	4,300	62,995
Skanska AB Class B (Sweden)	12,600	180,069
Solvay SA (Belgium)	6,731	875,543
Southern Copper Corp.	9,491	1,012,025
Steel Dynamics, Inc.	3,173	123,969
Sun Hydraulics Corp.	538	17,361
Terra Industries, Inc. (S)	14,907	735,660
Vallourec SA (France)	216	75,478
voestalpine AG (Austria)	18,702	1,534,288

166

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (66.1%)* continued

	Shares	Value

Basic Materials continued
Xstrata PLC (London Exchange) (Switzerland)	2,417	$192,220
Yamana Gold, Inc. (Canada)	5,900	97,586
Yamana Gold, Inc. (Canada)	3,100	51,677
		21,459,889

Capital Goods (4.9%)
ABB, Ltd. (Switzerland) †	2,821	79,761
Acuity Brands, Inc. (S)	4,347	209,004
Aecom Technology Corp. †	3,504	113,985
AGCO Corp. †	10,071	527,821
Alstom (France)	806	184,849
American Ecology Corp.	2,691	79,465
American Science & Engineering, Inc.	1,145	59,002
Andritz AG (Austria)	5,323	334,948
Applied Industrial Technologies, Inc.	5,029	121,551
Astec Industries, Inc. †	1,165	37,443
Autoliv, Inc. (Sweden)	4,836	225,454
BAE Systems PLC (United Kingdom)	22,594	199,000
Bekaert SA (Belgium)	370	56,929
Boeing Co. (The)	15,130	994,344
Bucyrus International, Inc. Class A	496	36,218
Calgon Carbon Corp. † (S)	3,220	49,781
Canon, Inc. (Japan)	9,700	499,547
Capstone Turbine Corp. †	18,904	79,208
Charter PLC (United Kingdom)	16,143	278,050
Chiyoda Corp. (Japan)	6,000	65,308
Clean Harbors, Inc. †	1,904	135,298
Columbus McKinnon Corp. †	3,457	83,245
Conergy AG (Germany) †	842	17,475
Cookson Group PLC (United Kingdom)	11,715	145,728
Cummins, Inc.	13,256	868,533
Curtiss-Wright Corp.	1,399	62,591
Daito Trust Construction Co., Ltd. (Japan)	2,000	97,151
Dana Holding Corp. †	1,853	9,914
Darling International, Inc. †	5,353	88,432
Emerson Electric Co.	13,789	681,866
EnergySolutions, Inc.	4,825	107,839
EnPro Industries, Inc. †	4,925	183,900
European Aeronautic Defense and Space Co.
(Netherlands)	2,703	50,746
Fanuc, Ltd. (Japan)	900	88,031
Foster Wheeler, Ltd. †	4,200	307,230
Franklin Electric Co., Inc. (S)	1,750	67,865
Freightcar America, Inc.	2,718	96,489
Fuel Systems Solutions, Inc. †	1,401	53,939
Fuel Tech, Inc. † (S)	3,369	59,362
Gardner Denver, Inc. †	2,854	162,107
General Cable Corp. †	1,187	72,229
GKN PLC (United Kingdom)	12,705	56,357

COMMON STOCKS (66.1%)* continued

	Shares	Value

Capital Goods continued
Glory, Ltd. (Japan)	10,200	$240,040
Gorman-Rupp Co. (The)	1,663	66,254
GrafTech International, Ltd. †	6,900	185,127
Hardinge, Inc.	812	10,694
Heico Corp.	1,164	37,877
Herman Miller, Inc.	12,982	323,122
Hyflux, Ltd. (Singapore)	26,000	57,179
II-VI, Inc. †	4,266	148,969
Illinois Tool Works, Inc.	4,968	236,030
IMI PLC (United Kingdom)	10,736	92,901
Intevac, Inc. †	5,015	56,569
Joy Global, Inc.	481	36,474
Komatsu, Ltd. (Japan)	1,500	41,879
Lindsay Corp.	815	69,251
Lockheed Martin Corp.	11,102	1,095,323
LSB Industries, Inc. †	3,207	63,499
MAN AG (Germany)	208	23,051
Manitowoc Co., Inc. (The)	1,882	61,221
Matthews International Corp.	2,103	95,182
McDermott International, Inc. †	2,867	177,439
Met-Pro Corp.	955	12,749
Moog, Inc. †	4,736	176,369
Nalco Holding Co.	4,571	96,677
Nordson Corp.	1,882	137,179
Northrop Grumman Corp.	1,792	119,885
NSK, Ltd. (Japan)	7,000	61,337
Orbital Sciences Corp. †	8,318	195,972
Parker-Hannifin Corp.	1,433	102,202
Pentair, Inc.	3,034	106,251
Prysmian SpA (Italy)	44,157	1,115,515
Raytheon Co.	13,877	780,998
Rieter Holding AG (Switzerland)	292	94,852
Roper Industries, Inc.	2,035	134,066
Safran SA (France)	2,509	48,385
Steelcase, Inc.	15,668	157,150
Superior Essex, Inc. †	1,165	51,994
Tanfield Group PLC (United Kingdom) †	26,614	16,827
Teledyne Technologies, Inc. †	2,248	109,680
Terex Corp. †	808	41,507
Tetra Tech, Inc. †	3,537	80,007
Tognum AG (Germany)	2,021	54,205
Tomkins PLC (United Kingdom)	17,571	52,769
United Technologies Corp.	5,552	342,558
USEC, Inc. † (S)	9,938	60,423
Volvo AB Class A (Sweden)	14,000	164,575
Wabtec Corp.	2,076	100,935
WESCO International, Inc. †	2,691	107,748
		15,368,891

167

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (66.1%)* continued

	Shares	Value

Communication Services (2.7%)
Adelphia Recovery Trust (Ser. ACC-1) †	53,418	$3,739
AT&T, Inc. #	37,978	1,279,479
Atlantic Tele-Network, Inc.	2,195	60,384
BCE, Inc. (Canada)	1,700	59,401
Belgacom SA (Belgium)	1,924	82,502
Centennial Communications Corp. †	13,471	94,162
Comcast Corp. Class A	11,192	212,312
DirecTV Group, Inc. (The) †	17,189	445,367
DISH Network Corp. Class A †	5,283	154,686
Embarq Corp.	2,596	122,713
Fairpoint Communications, Inc.	641	4,622
France Telecom SA (France)	33,408	980,973
InterDigital, Inc. †	13,260	322,483
j2 Global Communications, Inc. †	4,599	105,777
KDDI Corp. (Japan)	167	1,033,314
Koninklijke (Royal) KPN NV (Netherlands)	3,794	64,878
Liberty Global, Inc. Class A †	11,102	348,936
Nice Systems, Ltd. ADR (Israel) †	4,729	139,837
Nippon Telegraph & Telephone (NTT)
Corp. (Japan)	109	534,616
Novatel Wireless, Inc. †	3,812	42,428
NTELOS Holdings Corp.	2,773	70,351
Premiere Global Services, Inc. †	11,091	161,707
Rogers Communications Class B (Canada)	2,800	108,874
StarHub, Ltd. (Singapore)	31,000	64,982
Syniverse Holdings, Inc. †	6,894	111,683
Telefonica SA (Spain)	14,624	386,607
Telekom Austria AG (Austria)	1,704	36,885
Telephone and Data Systems, Inc. (S)	1,613	76,247
USA Mobility, Inc. †	7,701	58,143
Verizon Communications, Inc.	33,996	1,203,458
Vodafone Group PLC (United Kingdom)	70,999	209,340
		8,580,886

Conglomerates (2.1%)
3M Co.	8,376	582,886
AMETEK, Inc.	1,072	50,620
Ansell, Ltd. (Australia)	12,693	112,671
Bouygues SA (France)	11,329	747,093
General Electric Co.	30,390	811,109
Honeywell International, Inc.	12,949	651,076
Investor AB Class B (Sweden)	34,000	714,095
Itochu Corp. (Japan)	44,000	469,383
Mitsubishi Corp. (Japan)	19,500	643,746
Swire Pacific, Ltd. (Hong Kong)	81,500	833,617
Vivendi SA (France)	18,420	697,529
Walter Industries, Inc.	2,499	271,816
		6,585,641

COMMON STOCKS (66.1%)* continued

	Shares	Value

Consumer Cyclicals (5.4%)
Aaron Rents, Inc. (S)	3,583	$80,008
Adidas-Salomon AG (Germany)	440	27,711
Aeropostale, Inc. †	8,712	272,947
Aisin Seiki Co., Ltd. (Japan)	5,300	173,967
Amazon.com, Inc. † #	5,999	439,907
American Woodmark Corp.	6,716	141,909
Astral Media, Inc. (Canada)	1,200	37,779
Bally Technologies, Inc. †	4,412	149,126
Barratt Developments PLC (United Kingdom)	5,608	6,363
Bayerische Motoren Werke (BMW) AG
(Germany)	1,250	60,004
Buckle, Inc. (The)	8,434	385,687
Callaway Golf Co.	3,314	39,205
Casey’s General Stores, Inc.	1,792	41,521
Cash America International, Inc.	1,684	52,204
Charlotte Russe Holding, Inc. †	12,399	220,206
Childrens Place Retail Stores, Inc. (The) †	2,909	105,015
Coach, Inc. †	15,933	460,145
Consolidated Graphics, Inc. †	1,725	84,991
CTC Media, Inc. (Russia) †	5,731	141,326
Daily Mail and General Trust Class A
(United Kingdom)	9,516	59,193
DaimlerChrysler AG (Germany)	1,586	97,928
Davis Service Group PLC (United Kingdom)	10,152	90,086
De La Rue PLC (United Kingdom)	3,652	64,865
Deckers Outdoor Corp. †	3,649	507,941
Deluxe Corp.	5,401	96,246
Dolby Laboratories, Inc. Class A †	4,388	176,836
Dollar Tree, Inc. †	10,207	333,667
Dongfeng Motor Group Co., Ltd. (China)	78,000	31,212
Dress Barn, Inc. †	808	10,811
DSW, Inc. Class A † (S)	3,465	40,818
Esprit Holdings, Ltd. (Hong Kong)	13,500	140,248
Exide Technologies †	4,240	71,062
Expedia, Inc. †	8,953	164,556
Experian Group, Ltd. (Ireland)	9,293	68,725
EZCORP, Inc. Class A †	9,903	126,263
Family Dollar Stores, Inc.	7,253	144,625
Fiat SpA (Italy)	50,643	827,016
Focus Media Holding, Ltd. ADR (China) †	800	22,176
Fossil, Inc. †	4,734	137,617
GameStop Corp. †	7,463	301,505
Genesco, Inc. †	2,540	78,410
Gildan Activewear, Inc. (Canada) †	2,800	72,133
Gymboree Corp. (The) †	4,971	199,188
Hasbro, Inc.	6,089	217,499
Healthcare Services Group, Inc.	2,174	33,067
Helen of Troy, Ltd. (Bermuda) †	628	10,123

168

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (66.1%)* continued

	Shares	Value

Consumer Cyclicals continued
Hillenbrand, Inc.	3,100	$66,340
Home Retail Group (United Kingdom)	8,495	36,706
Hooker Furniture Corp.	2,490	43,127
ICF International, Inc. †	2,495	41,467
J Crew Group, Inc. †	2,687	88,698
Jakks Pacific, Inc. †	7,129	155,769
JC Decaux SA (France)	1,392	35,455
Jos. A. Bank Clothiers, Inc. † (S)	2,126	56,871
Kuoni Reisen Holding AG (Switzerland)	177	84,905
Landauer, Inc.	1,768	99,432
Lear Corp. † (S)	4,149	58,833
Lennox International, Inc.	2,250	65,160
Maidenform Brands, Inc. †	4,117	55,580
Manpower, Inc.	1,882	109,608
Marvel Entertainment, Inc. †	5,721	183,873
Matsushita Electric Industrial Co., Ltd. (Japan)	73,000	1,576,778
Mattel, Inc.	18,264	312,680
Maximus, Inc.	2,419	84,230
Mediaset SpA (Italy) (S)	6,715	44,152
Men’s Wearhouse, Inc. (The)	4,030	65,649
Monro Muffler, Inc.	3,467	53,704
Morningstar, Inc. †	2,768	199,379
NBTY, Inc. †	5,910	189,475
Next PLC (United Kingdom)	12,441	240,026
NIKE, Inc. Class B	4,925	293,579
Nissha Printing Co., Ltd. (Japan)	800	46,105
Onward Kashiyama Co., Ltd. (Japan)	6,000	63,101
PC Mall, Inc. †	3,890	52,748
Perry Ellis International, Inc. †	6,342	134,577
Phillips-Van Heusen Corp.	5,449	199,542
Praktiker Bau- und Heimwerkermaerkte AG
(Germany)	2,486	52,283
Priceline.com, Inc. † (S)	3,523	406,766
RadioShack Corp.	7,253	88,994
Renault SA (France)	557	45,584
Rent-A-Center, Inc. †	3,256	66,976
S.A. D’Ieteren NV (Belgium)	223	61,456
Scholastic Corp. †	2,106	60,358
Skechers U.S.A., Inc. Class A †	718	14,188
Sony Corp. (Japan)	6,600	288,851
Standard Parking Corp. †	3,383	61,571
Stantec, Inc. (Canada) †	2,211	56,916
Steven Madden, Ltd. †	11,020	202,548
Suzuki Motor Corp. (Japan)	2,300	54,452
Target Corp.	3,314	154,068
Tenneco Automotive, Inc. †	3,812	51,576
Thomas Cook Group PLC (United Kingdom)	108,865	507,068
TJX Cos., Inc. (The)	4,746	149,357
Toro Co. (The)	3,844	127,890
Town Sports International Holdings, Inc. †	5,780	53,985

COMMON STOCKS (66.1%)* continued

	Shares	Value

Consumer Cyclicals continued
Toyota Motor Corp. (Japan)	900	$42,530
True Religion Apparel, Inc. † (S)	2,507	66,812
TUI Travel PLC (United Kingdom)	22,969	93,421
Tupperware Brands Corp.	4,400	150,568
Urban Outfitters, Inc. †	8,700	271,353
Valeo SA (France) (S)	6,875	219,100
Volkswagen AG (preference) (Germany)	180	25,950
Volkswagon AG (Germany)	286	82,452
Wal-Mart Stores, Inc.	8,148	457,918
Walt Disney Co. (The)	10,912	340,454
Warnaco Group, Inc. (The) †	7,923	349,167
Watson Wyatt Worldwide, Inc. Class A	5,156	272,701
Wiley (John) & Sons, Inc. Class A	3,762	169,403
William Hill PLC (United Kingdom)	12,481	79,188
WMS Industries, Inc. †	449	13,367
Wolverine World Wide, Inc.	4,820	128,549
		17,049,206

Consumer Staples (6.3%)
Administaff, Inc.	2,867	79,961
Alberto-Culver Co. #	6,219	163,373
Alliance One International, Inc. †	11,053	56,481
Altria Group, Inc. #	28,429	584,500
Axfood AB (Sweden)	2,000	66,152
Barry Callebaut AG (Switzerland) †	79	51,263
BAT Industries PLC (United Kingdom)	3,175	109,559
Beiersdorf AG (Germany)	1,544	113,607
Benesse Corp. (Japan)	1,300	52,726
BJ’s Wholesale Club, Inc. †	2,270	87,849
Blyth Industries, Inc.	3,134	37,702
Boston Beer Co., Inc. Class A †	1,860	75,665
Brinker International, Inc.	6,805	128,615
Britvic PLC (United Kingdom)	17,780	102,055
Cal-Maine Foods, Inc. (S)	5,423	178,905
Campbell Soup Co.	2,598	86,929
CBRL Group, Inc.	6,447	158,016
CEC Entertainment, Inc. †	5,910	165,539
Central European Distribution Corp. †	1,500	111,225
Chattem, Inc. †	1,904	123,855
Coca-Cola Co. (The)	3,493	181,566
Coca-Cola Hellenic Bottling Co., SA (Greece)	2,010	54,560
Colgate-Palmolive Co.	7,522	519,770
Colruyt SA (Belgium)	2,850	750,122
Cosan, Ltd. Class A (Brazil) †	10,467	132,408
Denny’s Corp. †	18,745	53,236
DeVry, Inc.	1,075	57,642
Domino’s Pizza, Inc. † (S)	3,195	36,743
Energizer Holdings, Inc. †	1,077	78,718
Estee Lauder Cos., Inc. (The) Class A (S)	7,701	357,711
Flowers Foods, Inc.	2,964	84,000

169

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (66.1%)* continued

	Shares	Value

Consumer Staples continued
Hansen Natural Corp. † (S)	7,300	$210,386
Heidrick & Struggles International, Inc. (S)	5,910	163,352
Heineken NV (Netherlands)	4,338	220,556
Herbalife, Ltd. (Cayman Islands)	6,582	255,053
Iaws Group PLC (Ireland)	6,340	158,647
Imperial Sugar Co. (S)	7,342	114,021
InBev NV (Belgium)	15,427	1,066,636
Inchcape PLC (United Kingdom)	56,272	356,441
ITT Educational Services, Inc. †	3,910	323,083
Jack in the Box, Inc. †	2,579	57,795
Japan Tobacco, Inc. (Japan)	12	51,273
Jardine Cycle & Carriage, Ltd. (Singapore)	9,000	112,533
KAO Corp. (Japan)	11,000	288,955
Kerry Group PLC Class A (Ireland)	19,327	572,071
Koninklijke Ahold NV (Netherlands)	9,224	123,598
Korn/Ferry International †	7,342	115,490
Kroger Co.	15,490	447,196
Longs Drug Stores Corp.	11,224	472,643
Mannatech, Inc. (S)	10,028	54,552
Marubeni Corp. (Japan)	35,000	292,822
McDonald’s Corp.	6,984	392,640
Medion AG (Germany)	1,617	25,404
MWI Veterinary Supply, Inc. †	2,018	66,816
Nash Finch Co.	9,525	326,422
Nestle SA (Switzerland)	4,940	223,079
Netflix, Inc. † (S)	6,380	166,327
New Oriental Education & Technology
Group ADR (China) †	884	51,643
Orkla ASA (Norway)	6,600	84,562
Papa John’s International, Inc. †	4,208	111,891
Pepsi Bottling Group, Inc. (The)	9,491	264,989
PepsiCo, Inc.	5,373	341,669
Philip Morris International, Inc. #	13,368	660,246
Prestige Brands Holdings, Inc. †	10,082	107,474
Procter & Gamble Co. (The)	8,305	505,027
Ralcorp Holdings, Inc. † (S)	2,239	110,696
Reckitt Benckiser PLC (United Kingdom)	5,923	300,118
Reynolds American, Inc.	16,384	764,641
Robert Half International, Inc.	6,447	154,535
Ruby Tuesday, Inc.	9,750	52,650
Safeway, Inc.	21,411	611,284
Sanderson Farms, Inc.	897	30,964
Sara Lee Corp.	23,278	285,156
Sinclair Broadcast Group, Inc. Class A	15,727	119,525
Snow Brand Milk Products Co., Ltd. (Japan)	23,000	83,088
Sonic Corp. †	5,731	84,819
Spartan Stores, Inc.	3,793	87,239
Suedzucker AG (Germany)	10,484	189,752
Time Warner, Inc.	44,486	658,393
Toyo Suisan Kaisha, Ltd. (Japan)	31,000	701,754

COMMON STOCKS (66.1%)* continued

	Shares	Value

Consumer Staples continued
TrueBlue, Inc. †	10,923	$144,293
Unilever NV (Netherlands)	2,937	83,313
Universal Corp.	2,149	97,178
WM Morrison Supermarkets PLC
(United Kingdom)	11,627	61,564
Wolseley PLC (United Kingdom)	21,424	159,394
Woolworths, Ltd. (Australia)	34,996	820,228
Yum! Brands, Inc.	10,978	385,218
		19,611,547

Energy (7.7%)
Alliance Resource Partners, LP	1,517	84,467
Alpha Natural Resources, Inc. †	6,302	657,236
Arch Coal, Inc.	665	49,895
Aventine Renewable Energy Holdings, Inc. † (S)	9,100	40,040
Ballard Power Systems, Inc. (Canada) †	3,676	15,329
Basic Energy Services, Inc. † #	3,757	118,346
BG Group PLC (United Kingdom)	4,755	123,949
BP PLC (United Kingdom)	78,633	912,847
Canadian Solar, Inc. (China) †	734	29,499
Centennial Coal Co., Ltd. (Australia)	4,797	25,751
Chevron Corp.	21,778	2,158,853
China Coal Energy Co. (China)	31,000	54,232
China Petroleum & Chemical Corp. (China)	76,000	71,156
China Shenhua Energy Co., Ltd. (China)	20,000	78,493
China Sunergy Co., Ltd. ADR (China) †	2,159	17,855
Complete Production Services, Inc. †	2,902	105,691
Comstock Resources, Inc. †	2,308	194,864
ConocoPhillips	12,198	1,151,369
CONSOL Energy, Inc.	538	60,455
Core Laboratories NV (Netherlands) †	1,372	195,304
Delek US Holdings, Inc.	3,134	28,864
Devon Energy Corp.	986	118,478
Dresser-Rand Group, Inc. †	11,012	430,569
ENI SpA (Italy)	25,206	936,894
ENSCO International, Inc.	4,388	354,287
Ersol Solar Energy AG (Germany) †	278	44,196
Evergreen Solar, Inc. † (S)	2,697	26,134
Exxon Mobil Corp. #	37,459	3,301,262
Felix Resources, Ltd. (Australia)	1,570	25,585
First Solar, Inc. †	967	263,817
Foundation Coal Holdings, Inc.	422	37,381
Fred Olsen Energy ASA (Norway)	1,500	91,074
Frontier Oil Corp.	6,389	152,761
FuelCell Energy, Inc. † (S)	12,986	92,201
Fushan International Energy Group, Ltd.
(Hong Kong) †	28,000	21,547
Gloucester Coal, Ltd. (Australia)	1,618	20,008
Halliburton Co.	1,434	76,102
Headwaters, Inc. † (S)	9,387	110,485

170

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (66.1%)* continued

	Shares	Value

Energy continued
Helmerich & Payne, Inc.	2,291	$164,998
Hidili Industry International Development,
Ltd. (China)	14,000	24,420
Holly Corp.	4,567	168,614
Inpex Holdings, Inc. (Japan)	6	75,835
International Coal Group, Inc. † (S)	8,901	116,158
ION Geophysical Corp. † (S)	10,040	175,198
JA Solar Holdings Co., Ltd. ADR (China) †	6,838	115,220
James River Coal Co. †	701	41,142
LDK Solar Co., Ltd. ADR (China) † (S)	1,206	45,683
Lufkin Industries, Inc.	1,013	84,363
Lukoil (Russia)	1,500	147,375
Lukoil ADR (Russia)	893	88,184
MacArthur Coal, Ltd. (Australia)	1,619	26,182
Marathon Oil Corp.	23,206	1,203,695
Mariner Energy, Inc. †	4,554	168,361
Massey Energy Co.	5,411	507,281
McMoRan Exploration Co. † (S)	6,512	179,210
Nexen, Inc. (Canada)	2,085	83,326
Noble Corp.	3,224	209,431
Occidental Petroleum Corp.	6,268	563,242
Oil States International, Inc. †	1,557	98,776
Patriot Coal Corp. †	361	55,338
Peabody Energy Corp.	754	66,390
Petroleo Brasileiro SA ADR (Brazil)	1,058	74,938
Petroleum Geo-Services ASA (Norway)	3,100	75,831
Q-Cells AG (Germany) †	461	46,668
Queensland Gas Co., Ltd. (Australia) †	5,590	28,776
Renewable Energy Corp. AS (Norway) †	1,615	41,680
Repsol YPF SA (Spain)	4,514	177,656
Riversdale Mining, Ltd. (Australia) †	2,321	26,276
Rosetta Resources, Inc. †	2,955	84,218
Royal Dutch Shell PLC Class A (Netherlands)	7,548	310,015
Royal Dutch Shell PLC Class B (Netherlands)	29,532	1,187,721
Sasol, Ltd. ADR (South Africa)	1,053	62,064
Seadrill, Ltd. (Bermuda)	2,122	64,932
Solar Millennium AG (Germany) †	442	18,861
Solarfun Power Holdings Co., Ltd. ADR
(China) † (S)	1,856	32,480
Solaria Energia y Medio Ambiente SA (Spain) †	1,655	23,786
Solon AG Fuer Solartechnik (Germany) †	290	26,673
StatoilHydro ASA (Norway)	38,617	1,443,683
Stone Energy Corp. †	4,628	305,031
Suncor Energy, Inc. (Canada)	2,800	162,925
Sunoco, Inc.	11,800	480,142
Sunpower Corp. Class A †	593	42,684
Suntech Power Holdings Co., Ltd. ADR
(China) †	928	34,763
Swift Energy Co. †	1,768	116,794
Tesoro Corp. (S)	7,700	152,229

COMMON STOCKS (66.1%)* continued

	Shares	Value

Energy continued
Theolia SA (France) †	1,894	$50,028
Tidewater, Inc.	12,087	786,018
Total SA (France)	8,300	707,784
Trico Marine Services, Inc. †	8,596	313,066
Trina Solar, Ltd. ADR (China) †	594	18,200
UK Coal PLC (United Kingdom) †	1,978	21,966
Unit Corp. †	1,599	132,669
Vaalco Energy, Inc. †	7,510	63,610
Valero Energy Corp.	6,300	259,434
VeraSun Energy Corp. † (S)	13,495	55,734
Vestas Wind Systems A/S (Denmark) †	400	52,216
Yanzhou Coal Mining Co., Ltd. (China)	28,000	52,072
Yingli Green Energy Holding Co., Ltd.
ADR (China) †	1,805	28,736
		24,248,057

Financial (10.4%)
3i Group PLC (United Kingdom)	51,509	842,150
Acadia Realty Trust (R)	2,333	54,009
ACE, Ltd. (Bermuda)	920	50,683
Advanta Corp. Class B	8,020	50,446
Agree Realty Corp. (R)	1,882	41,498
Allianz SE (Germany)	1,436	252,393
Allied Irish Banks PLC (Ireland)	14,798	228,165
Allied World Assurance Company
Holdings, Ltd. (Bermuda)	1,223	48,455
Allstate Corp. (The) #	14,325	653,077
Alpha Bank AE (Greece)	1,650	49,596
American Financial Group, Inc.	11,192	299,386
Ameriprise Financial, Inc.	9,200	374,164
Amerisafe, Inc. †	4,212	67,139
Annaly Capital Management, Inc. (R)	27,000	418,770
Arbor Realty Trust, Inc (R)	3,324	29,816
Arch Capital Group, Ltd. (Bermuda) †	4,657	308,852
Aspen Insurance Holdings, Ltd. (Bermuda)	5,897	139,582
Asta Funding, Inc.	5,450	49,377
Axa SA (France)	5,556	163,807
Banco Latinoamericano de Exportaciones
SA Class E (Panama)	3,597	58,235
Banco Santander Central Hispano SA (Spain)	20,588	375,759
Bank of America Corp. #	19,065	455,082
Bank of the Ozarks, Inc.	2,110	31,355
Barclays PLC (United Kingdom)	162,229	939,838
Barclays PLC
(Subsription shares) (United Kingdom) (F) †	34,763	4,937
Barclays PLC ADR (United Kingdom)	12,100	280,115
BNP Paribas SA (France)	12,375	1,109,021
Boston Properties, Inc. (R)	270	24,359
Calamos Asset Management, Inc. Class A	5,731	97,599
Capital Trust, Inc. Class A (R)	1,432	27,509
Cathay General Bancorp	2,069	22,490

171

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (66.1%)* continued

	Shares	Value

Financial continued
CB Richard Ellis Group, Inc. Class A †	16,742	$321,446
CBL & Associates Properties (R)	1,599	36,521
Center Financial Corp.	2,439	20,658
Chubb Corp. (The)	9,938	487,061
Citigroup, Inc. #	17,502	293,334
City Bank	2,270	19,522
City Holding Co.	1,558	63,520
Colonial Properties Trust (R)	3,568	71,431
Comerica, Inc.	718	18,402
Commerzbank AG (Germany)	8,416	248,737
Corporacion Mapfre SA (Spain)	78,903	376,042
Credit Saison Co., Ltd. (Japan)	1,900	39,964
Credit Suisse Group (Switzerland)	1,882	85,549
Daegu Bank (South Korea)	4,870	64,722
DBS Group Holdings, Ltd. (Singapore)	92,000	1,276,199
Deutsche Bank AG (Germany)	852	73,426
Diamond Lease Co., Ltd. (Japan)	8,010	348,294
Discover Financial Services	8,193	107,902
DnB Holdings ASA (Norway)	9,600	121,863
E*Trade Financial Corp. †	26,331	82,679
eHealth, Inc. †	1,660	29,316
Entertainment Properties Trust (R)	3,767	186,240
Evercore Partners, Inc. Class A	842	7,999
Fairfax Financial Holdings, Ltd. (Canada)	228	58,490
FBL Financial Group, Inc. Class A	2,518	50,058
FCStone Group, Inc. †	1,586	44,297
Federated Investors, Inc.	6,600	227,172
First Industrial Realty Trust (R)	718	19,723
First Mercury Financial Corp. †	3,349	59,076
First Midwest Bancorp, Inc.	2,598	48,453
First Niagara Financial Group, Inc. (S)	11,371	146,231
First Regional Bancorp †	1,432	8,034
FirstMerit Corp.	6,089	99,312
GFI Group, Inc.	2,475	22,300
GLG Partners, Inc. (S)	4,445	34,671
Goldman Sachs Group, Inc. (The)	5,894	1,030,861
Gramercy Capital Corp. (R)	4,836	56,049
Great Eagle Holdings, Ltd. (Hong Kong) (R)	16,000	47,198
Green Bankshares, Inc.	3,470	48,649
Greenhill & Co., Inc.	1,227	66,086
Guoco Group, Ltd. (Hong Kong)	8,000	81,109
Hancock Holding Co.	2,239	87,970
HBOS PLC (United Kingdom)	22,271	121,976
HBOS PLC (Rights) (United Kingdom) †	8,908	1,909
HSBC Holdings PLC (London Exchange)
(United Kingdom)	10,776	166,264
IG Group Holdings PLC (United Kingdom)	15,837	103,498
Immofinanz Immobilien Anlagen AG (Austria)	55,968	577,084
Industrial & Commercial Bank of China (China)	73,000	49,903
ING Canada, Inc. (Canada)	2,564	89,591

COMMON STOCKS (66.1%)* continued

	Shares	Value

Financial continued
ING Groep NV (Netherlands)	19,399	$613,220
Inland Real Estate Corp. (R)	3,506	50,557
Integra Bank Corp.	4,214	32,996
Interactive Brokers Group, Inc. Class A †	3,941	126,624
Interactive Data Corp.	5,994	150,629
Investment Technology Group, Inc. †	6,423	214,914
Janus Capital Group, Inc.	13,400	354,698
Jones Lang LaSalle, Inc.	8,238	495,845
JPMorgan Chase & Co.	18,829	646,023
KBC Groupe SA (Belgium)	10,298	1,135,982
Knight Capital Group, Inc. Class A †	15,733	282,879
Lexington Corporate Properties Trust (R)	5,126	69,867
Link REIT (The) (Hong Kong) (R)	32,000	72,891
Lloyds TSB Group PLC (United Kingdom)	12,397	76,027
Lloyds TSB Group PLC ADR (United Kingdom)	6,400	157,888
Loews Corp.	5,642	264,610
LTC Properties, Inc. (R)	4,623	118,164
Macquarie Bank, Ltd. (Australia)	1,350	62,946
Man Group PLC (United Kingdom)	9,692	119,551
Mastercard, Inc. Class A	1,503	399,077
Medical Properties Trust, Inc. (R)	11,550	116,886
Mitsubishi Estate Co., Ltd. (Japan)	2,000	45,840
Morgan Stanley	10,655	384,326
Muenchener Rueckversicherungs-
Gesellschaft AG (Germany)	151	26,437
Nara Bancorp, Inc.	3,561	38,210
Nasdaq OMX Group, Inc. (The) †	8,200	217,710
National Bank of Greece SA (Greece)	5,034	226,812
National Health Investors, Inc. (R)	2,524	71,959
National Retail Properties, Inc. (R)	6,503	135,913
Nationale A Portefeuille (Belgium)	3,277	245,818
Nationwide Financial Services, Inc. Class A	2,687	129,003
Nationwide Health Properties, Inc. (R)	2,239	70,506
Navigators Group, Inc. †	1,984	107,235
Nordea AB (Sweden)	82,000	1,123,439
Northern Trust Corp.	4,875	334,279
NorthStar Realty Finance Corp. (R)	5,911	49,180
Odyssey Re Holdings Corp.	7,163	254,287
Old Mutual PLC (United Kingdom)	172,693	316,501
Omega Healthcare Investors, Inc. (R)	9,748	162,304
Onex Corp (Canada)	1,441	42,533
optionsXpress Holdings, Inc.	2,602	58,129
ORIX Corp. (Japan)	2,650	379,678
Pacific Capital Bancorp.	11,146	153,592
Philadelphia Consolidated Holding Corp. †	8,668	294,452
Pico Holdings, Inc. †	1,583	68,781
Platinum Underwriters Holdings, Ltd. (Bermuda)	5,405	176,257
Prudential PLC (United Kingdom)	10,017	106,170
PS Business Parks, Inc. (R)	2,767	142,777
Ramco-Gershenson Properties (R)	4,628	95,059

172

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (66.1%)* continued

	Shares	Value

Financial continued
Realty Income Corp. (R)	986	$22,441
Royal Bank of Scotland Group PLC
(United Kingdom)	43,867	187,224
S&T Bancorp, Inc.	2,197	63,845
Safety Insurance Group, Inc.	1,268	45,204
Sai-Soc Assicuratrice Industriale SpA
(SAI) (Italy)	8,450	278,516
SeaBright Insurance Holdings, Inc. †	5,043	73,023
Selective Insurance Group	2,270	42,585
Senior Housing Properties Trust (R)	4,624	90,307
Shinhan Financial Group Co., Ltd. (South Korea)	1,360	61,505
Sony Financial Holdings, Inc. (Japan)	25	100,689
Southwest Bancorp, Inc.	2,524	29,026
Standard Chartered PLC (United Kingdom)	6,347	179,609
State Street Corp.	7,100	454,329
Sterling Bancshares, Inc.	8,148	74,065
Sterling Financial Corp.	4,478	18,539
Stifel Financial Corp. †	2,227	76,587
Suffolk Bancorp (S)	1,954	57,409
Sumitomo Mitsui Financial Group, Inc. (Japan)	6	45,218
Sumitomo Realty & Development Co., Ltd.
(Japan)	3,000	59,706
SVB Financial Group †	2,867	137,931
SWS Group, Inc.	14,514	241,078
Tanger Factory Outlet Centers (R)	718	25,798
Topdanmark A/S (Denmark) †	700	105,445
Toronto-Dominion Bank (Canada)	800	50,521
Travelers Cos., Inc. (The)	4,120	178,808
U.S. Bancorp	28,209	786,749
Unibanco-Uniao de Bancos Brasileiros
SA ADR (Brazil)	681	86,439
UniCredito Italiano SpA (Italy)	25,156	153,282
Universal Health Realty Income Trust (R)	1,936	58,080
Urstadt Biddle Properties, Inc. Class A (R)	4,204	61,631
Validus Holdings, Ltd. (Bermuda)	2,380	50,575
Virginia Commerce Bancorp. †	5,332	27,673
W.R. Berkley Corp.	28,054	677,785
Waddell & Reed Financial, Inc. Class A	6,129	214,576
Westpac Banking Corp. (Australia)	24,125	462,525
World Acceptance Corp. †	2,480	83,502
Zenith National Insurance Corp.	5,212	183,254
Zurich Financial Services AG (Switzerland)	3,569	912,954
		32,752,349

Health Care (6.4%)
Aetna, Inc. #	10,607	429,902
Albany Molecular Research, Inc. †	3,234	42,915
Alfresa Holdings Corp. (Japan)	1,000	71,496
Align Technology, Inc. †	538	5,644
Alliance Imaging, Inc. †	9,199	79,755
Alnylam Pharmaceuticals, Inc. †	2,001	53,487

COMMON STOCKS (66.1%)* continued

	Shares	Value

Health Care continued
Alpharma, Inc. Class A † (S)	2,630	$59,254
Amedisys, Inc. †	4,404	222,050
American Oriental Bioengineering, Inc.
(China) † (S)	24,970	246,454
AMERIGROUP Corp. †	12,749	265,179
Amgen, Inc. †	10,349	488,059
AMN Healthcare Services, Inc. †	6,261	105,936
Applera Corp.- Applied Biosystems Group	808	27,052
Astellas Pharma, Inc. (Japan)	6,600	280,136
AstraZeneca PLC (London Exchange)
(United Kingdom)	35,219	1,498,839
Becton, Dickinson and Co.	6,081	494,385
Bio-Rad Laboratories, Inc. Class A †	685	55,410
Biogen Idec, Inc. †	8,144	455,168
Bristol-Myers Squibb Co.	10,552	216,633
Cephalon, Inc. †	5,300	353,457
China Medical Technologies, Inc. ADR
(China) (S)	5,251	259,399
CIGNA Corp.	8,062	285,314
Corvel Corp. †	4,777	161,797
Cubist Pharmaceuticals, Inc. †	3,398	60,688
Cutera, Inc. †	4,836	43,669
Cynosure, Inc. Class A †	5,552	110,041
Cypress Bioscience, Inc. †	10,207	73,388
Daiichi Sankyo Co., Ltd. (Japan)	2,200	60,696
Eclipsys Corp. †	3,203	58,807
Eli Lilly & Co.	7,342	338,907
Emergent Biosolutions, Inc. †	4,688	46,552
Enzon Pharmaceuticals, Inc. † (S)	15,722	111,941
eResearch Technology, Inc. †	7,479	130,434
Forest Laboratories, Inc. †	7,611	264,406
Gen-Probe, Inc. †	3,907	185,504
Genoptix, Inc. †	2,306	72,754
GlaxoSmithKline PLC (United Kingdom)	21,234	469,612
Haemonetics Corp. †	1,213	67,273
Healthsouth Corp. † (S)	4,360	72,507
Healthspring, Inc. †	3,133	52,885
Hisamitsu Pharmaceutical Co., Inc. (Japan)	1,800	78,438
Humana, Inc. †	8,835	351,368
Illumina, Inc. †	1,904	165,857
Immucor, Inc. †	2,162	55,953
Intuitive Surgical, Inc. †	1,501	404,369
Invitrogen Corp. †	1,439	56,495
Johnson & Johnson #	15,978	1,028,025
Kinetic Concepts, Inc. † (S)	1,516	60,504
King Pharmaceuticals, Inc. †	11,216	117,432
Luminex Corp. † (S)	4,637	95,290
Magellan Health Services, Inc. †	3,844	142,343
Martek Biosciences Corp. † (S)	14,744	497,020
Medcath Corp. †	5,283	94,988

173

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (66.1%)* continued

	Shares	Value

Health Care continued
Medicines Co. †	7,094	$140,603
Medicis Pharmaceutical Corp. Class A	2,598	53,986
Mentor Corp. (S)	6,438	179,105
Merck & Co., Inc.	33,349	1,256,924
Meridian Bioscience, Inc. (S)	2,187	58,874
Merit Medical Systems, Inc. †	6,940	102,018
Myriad Genetics, Inc. †	1,674	76,200
Neurocrine Biosciences, Inc. †	12,982	54,395
Novartis AG (Switzerland)	11,507	632,149
Novo Nordisk A/S Class B (Denmark)	1,250	82,397
Obagi Medical Products, Inc. †	6,330	54,122
Ono Pharmaceutical Co., Ltd. (Japan)	2,300	126,910
Onyx Pharmaceuticals, Inc. †	1,320	46,992
OSI Pharmaceuticals, Inc. †	6,438	266,018
Owens & Minor, Inc.	1,456	66,525
Pall Corp.	2,979	118,207
Par Pharmaceutical Cos., Inc. †	6,447	104,635
PDL BioPharma, Inc.	7,959	84,525
Pfizer, Inc.	34,186	597,229
Questcor Pharmaceuticals, Inc. †	10,510	48,766
Quidel Corp. †	8,093	133,696
Regeneron Pharmaceuticals, Inc. †	2,680	38,699
Roche Holding AG (Switzerland)	965	173,475
Schering-Plough Corp.	9,424	185,559
Sciele Pharma, Inc. †	5,630	108,941
Sepracor, Inc. †	3,310	65,935
Steris Corp.	4,133	118,865
Suzuken Co., Ltd. (Japan)	14,300	528,730
Taisho Pharmaceutical Co., Ltd. (Japan)	11,000	204,292
Techne Corp. †	1,643	127,152
Terumo Corp. (Japan)	2,900	148,255
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	1,300	59,540
Toho Pharmaceutical Co., Ltd. (Japan)	2,400	46,293
UCB SA (Belgium)	2,571	94,587
United Therapeutics Corp. † (S)	1,192	116,518
UnitedHealth Group, Inc.	5,860	153,825
Varian Medical Systems, Inc. †	7,094	367,824
Waters Corp. †	6,268	404,286
WellCare Health Plans, Inc. †	1,447	52,309
WellPoint, Inc. †	7,018	334,478
Wyeth	17,011	815,848
Zoll Medical Corp. †	2,107	70,943
		20,026,497

Technology (9.1%)
Accenture, Ltd. Class A (Bermuda)	628	25,572
Acer, Inc. (Taiwan)	27,000	53,201
Acme Packet, Inc. †	5,992	46,498
Actuate Corp. †	11,135	43,538
Acxiom Corp.	5,670	65,148

COMMON STOCKS (66.1%)* continued

	Shares	Value

Technology continued
Advanced Analogic Technologies, Inc. †	976	$4,031
Advanced Energy Industries, Inc. † (S)	10,865	148,851
Advent Software, Inc. †	3,653	131,800
ALPS Electric Co., Ltd. (Japan)	14,200	146,929
Anixter International, Inc. †	1,472	87,569
Ansoft Corp. †	5,733	208,681
ANSYS, Inc. † (S)	6,475	305,102
Apple Computer, Inc. †	6,645	1,112,639
Applied Materials, Inc.	9,850	188,037
Arris Group, Inc. †	17,738	149,886
Atheros Communications †	2,076	62,280
AU Optronics Corp. (Taiwan)	24,000	37,721
AuthenTec, Inc. †	4,893	50,985
Autodesk, Inc. † #	19,697	665,956
Avnet, Inc. †	4,836	131,926
Avocent Corp. †	2,873	53,438
Badger Meter, Inc.	1,283	64,830
Blackbaud, Inc.	2,457	52,580
Blackboard, Inc. †	1,643	62,812
Blue Coat Systems, Inc. †	5,552	78,339
BMC Software, Inc. † #	32,231	1,160,316
Brocade Communications Systems, Inc. †	18,802	154,928
BYD Co., Ltd. (China)	16,500	21,162
CACI International, Inc. Class A †	1,190	54,466
Checkpoint Systems, Inc. †	2,808	58,631
Chordiant Software, Inc. †	8,058	40,290
Cisco Systems, Inc. † #	70,286	1,634,852
CommScope, Inc. †	3,005	158,574
Compal Electronics, Inc. (Taiwan)	52,000	56,200
Compuware Corp. †	16,921	161,426
Comtech Telecommunications Corp. †	1,822	89,278
Credence Systems Corp. †	39,123	50,860
CSG Systems International, Inc. †	9,938	109,517
Cubic Corp.	1,613	35,938
Cybersource Corp. †	4,794	80,204
eBay, Inc. †	11,012	300,958
Electronic Data Systems Corp.	27,754	683,859
EMC Corp. †	36,207	531,881
Emulex Corp. †	8,025	93,491
Energy Conversion Devices, Inc. †	6,286	462,901
EnerSys †	2,554	87,423
F5 Networks, Inc. †	2,727	77,501
Factset Research Systems, Inc.	1,957	110,297
FEI Co. †	9,199	209,553
Fujitsu, Ltd. (Japan)	150,000	1,114,884
Gemalto NV (France) †	3,122	113,143
Global Sources, Ltd. (Bermuda) †	2,965	45,009
Greatbatch, Inc. †	2,357	40,776
Greatek Electronics, Inc. (Taiwan)	39,000	45,619

174

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (66.1%)* continued

	Shares	Value

Technology continued
GS Yuasa Corp. (Japan)	21,000	$100,623
Hewlett-Packard Co.	24,442	1,080,581
Hitachi, Ltd. (Japan)	80,000	578,004
Hutchinson Technology, Inc. †	5,821	78,234
IBM Corp.	15,266	1,809,479
IHS, Inc. Class A †	2,419	168,362
Informatica Corp. †	6,940	104,378
Intel Corp. #	53,880	1,157,342
Interwoven, Inc. †	5,731	68,829
Intuit, Inc. †	6,904	190,343
Itron, Inc. †	844	83,007
Jack Henry & Associates, Inc.	4,685	101,383
JDA Software Group, Inc. †	12,166	220,205
LG Electronics, Inc. (South Korea)	670	75,911
LTX Corp. †	25,874	56,923
MEMC Electronic Materials, Inc. †	7,342	451,827
Methode Electronics, Inc. Class A	6,895	72,053
Micrel, Inc.	8,736	79,934
Microsoft Corp.	76,348	2,100,333
MicroStrategy, Inc. †	1,224	79,254
Mitsubishi Electric Corp. (Japan)	29,000	313,196
National Instruments Corp.	3,160	89,649
National Semiconductor Corp.	21,308	437,666
NetApp, Inc. †	10,604	229,683
Nokia OYJ (Finland)	15,300	374,898
NTT Data Corp. (Japan)	76	297,491
Nuance Communications, Inc. †	7,263	113,811
NVIDIA Corp. †	5,194	97,232
Oce NV (Netherlands)	13,693	168,103
Olympus Corp. (Japan)	13,000	440,200
Omnicell, Inc. †	2,419	31,882
Oracle Corp. †	41,026	861,546
Palm, Inc.	1,702	9,174
Parametric Technology Corp. †	9,639	160,682
Park Electrochemical Corp.	1,432	34,812
Photronics, Inc. †	15,668	110,303
Plantronics, Inc.	2,417	53,947
Polycom, Inc. † (S)	6,895	167,962
Progress Software Corp. †	2,399	61,342
PROS Holdings, Inc. †	4,132	46,402
Qualcomm, Inc.	7,835	347,639
Roth & Rau AG (Germany) †	86	18,570
Saft Groupe SA (France) †	679	29,505
SAIC, Inc. †	5,015	104,362
Samsung Electronics Co., Ltd. (South Korea)	433	258,748
Sanyo Electric Co., Ltd. (Japan) †	42,000	97,849
Sharp Corp. (Japan)	3,000	48,925
Silicon Image, Inc. †	10,870	78,808
Silicon Storage Technology, Inc. †	12,266	33,977

COMMON STOCKS (66.1%)* continued

	Shares	Value

Technology continued
Sohu.com, Inc. (China) †	2,266	$159,617
Solarworld AG (Germany)	824	39,129
SonicWall, Inc. †	39,258	253,214
SPSS, Inc. †	6,733	244,879
Sybase, Inc. †	14,048	413,292
Sykes Enterprises, Inc. †	6,303	118,875
Synaptics, Inc. †	3,482	131,376
Telefonaktiebolaget LM Ericsson AB
Class B (Sweden)	4,200	43,372
Texas Instruments, Inc.	2,508	70,625
TIBCO Software, Inc. †	5,462	41,784
Trizetto Group †	7,253	155,069
TTM Technologies, Inc. †	11,678	154,266
Ultralife Batteries, Inc. †	1,446	15,458
United Internet AG (Germany)	3,515	69,218
United Online, Inc.	6,722	67,422
Varian Semiconductor Equipment †	2,248	78,275
Varian, Inc. †	4,925	251,471
Veeco Instruments, Inc. †	10,555	169,724
Watts Water Technologies, Inc. Class A	2,309	57,494
Wincor Nixdorf AG (Germany)	914	63,475
Xilinx, Inc.	2,955	74,614
Yahoo!, Inc. †	7,400	152,884
Yucheng Technologies, Ltd. (China) † (S)	6,348	71,034
		28,434,222

Transportation (1.0%)
Accuride Corp. †	8,238	35,012
Alaska Air Group, Inc. †	538	8,253
Arkansas Best Corp.	3,680	134,835
British Airways PLC (United Kingdom) †	178,538	760,021
Central Japan Railway Co. (Japan)	72	794,567
ComfortDelgro Corp., Ltd. (Singapore)	70,000	77,229
DP World, Ltd. (United Arab Emirates)	44,462	38,237
East Japan Railway Co. (Japan)	4	32,635
Kirby Corp. †	2,900	139,200
National Express Group PLC (United Kingdom)	6,467	122,467
Neptune Orient Lines, Ltd. (Singapore)	80,000	190,056
Overseas Shipholding Group	1,432	113,873
Ryder System, Inc.	5,000	344,400
Singapore Airlines, Ltd. (Singapore)	12,000	129,744
SkyWest, Inc.	10,923	138,176
		3,058,705

Utilities & Power (3.3%)
A2A SpA (Italy)	130,460	479,347
Alliant Energy Corp.	6,179	211,693
American States Water Co.	1,535	53,633
Aqua America, Inc. (S)	4,737	75,650
BKW FMB Energie AG (Switzerland)	374	51,574
Black Hills Corp.	628	20,134

175

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (66.1%)* continued

	Shares	Value

Utilities & Power continued
California Water Service Group	1,558	$51,056
Cia de Saneamento Basico do Estado de
Sao Paulo ADR (Brazil)	2,637	134,909
Cleco Corp.	2,429	56,669
Consolidated Water Co., Inc.
(Cayman Islands) (S)	1,495	29,601
Constellation Energy Group, Inc.	3,403	279,386
E.On AG (Germany)	824	165,982
EDF Energies Nouvelles SA (France)	1,267	84,956
Edison International	17,687	908,758
Enel SpA (Italy) (S)	54,706	519,229
Energen Corp.	13,690	1,068,231
Energias de Portugal (EDP) SA (Portugal)	25,296	131,915
FirstEnergy Corp.	5,540	456,108
Huaneng Power International, Inc. (China)	56,000	38,856
International Power PLC (United Kingdom)	21,893	187,452
Mirant Corp. †	986	38,602
National Grid PLC (United Kingdom)	7,430	97,434
Northwest Natural Gas Co.	3,403	157,423
Northwestern Corp.	2,472	62,838
OGE Energy Corp.	2,419	76,706
Ormat Technologies, Inc.	4,048	199,081
Osaka Gas Co., Ltd. (Japan)	89,000	326,552
PG&E Corp.	18,385	729,701
Portland General Electric Co.	8,698	195,879
Public Power Corp. SA (Greece)	23,730	825,430
Public Service Enterprise Group, Inc.	1,254	57,596
Questar Corp.	9,491	674,241
RWE AG (Germany)	1,400	176,660
Scottish and Southern Energy PLC
(United Kingdom)	3,534	98,687
SJW Corp. (S)	1,688	44,563
Southwest Water Co. (S)	2,270	22,745
Suez SA (France)	5,579	379,009
Terna SPA (Italy)	66,607	281,785
Tokyo Electric Power Co. (Japan)	11,500	296,123
Tokyo Gas Co., Ltd. (Japan)	30,000	121,109
TransAlta Corp. (Canada)	503	18,223
Vector, Ltd. (New Zealand)	28,334	41,432
Veolia Environnement (France)	2,782	155,044
Westar Energy, Inc.	1,613	34,696
WGL Holdings, Inc.	2,419	84,036
		10,200,734

Total common stocks (cost $199,687,331)		$207,376,624

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (56.7%)*

Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (1.7%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
August 20, 2037 to October 20, 2037	$4,155,586	$4,296,812
5 1/2s, TBA, July 1, 2038	1,000,000	994,688
		5,291,500

U.S. Government Agency Mortgage Obligations (55.0%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from
July 1, 2021 to September 1, 2021	374,221	383,665
5 1/2s, November 1, 2036	68,767	67,875
5 1/2s, with due dates from
October 1, 2019 to April 1, 2020	432,403	438,236
Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from
February 1, 2024 to October 1, 2028	129,825	137,028
6 1/2s, November 1, 2037	528,853	544,801
6 1/2s, TBA, August 1, 2038	2,000,000	2,050,781
6 1/2s, TBA, July 1, 2038	2,000,000	2,057,188
6s, July 1, 2021	37,813	38,793
6s, TBA, July 1, 2034	2,000,000	2,017,344
5 1/2s, with due dates from
March 1, 2037 to December 1, 2037	1,003,594	990,421
5 1/2s, with due dates from
May 1, 2022 to September 1, 2022	1,019,669	1,027,954
5 1/2s, TBA, August 1, 2038	15,000,000	14,743,946
5 1/2s, TBA, July 1, 2035	120,500,000	118,730,156
5s, January 1, 2021	38,564	38,569
5s, TBA, August 1, 2038	10,000,000	9,560,938
5s, TBA, July 1, 2038	20,000,000	19,164,062
4 1/2s, with due dates from
September 1, 2035 to October 1, 2035	872,094	809,411
		172,801,168

Total U.S. government and agency mortgage obligations
(cost $178,796,692)		$178,092,668

U.S. TREASURY OBLIGATIONS (—%)* (cost $20,074)

Principal amount		Value

U.S. Treasury Notes 4 1/4s,
November 15, 2013	$20,000	$20,880

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)*

Principal amount		Value

Adjustable Rate Mortgage Trust FRB
Ser. 04-5, Class 3A1, 4.943s, 2035	$218,236	$186,592
Asset Backed Funding Certificates 144A
FRB Ser. 06-OPT3, Class B, 4.983s, 2036	25,000	1,429

176

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.631s, 2029	$44,051	$45,592
Ser. 96-D3, Class A1C, 7.4s, 2026	43,342	43,548
Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.838s, 2049	98,000	95,566
Ser. 07-2, Class A2, 5.634s, 2049 (F)	71,000	69,589
Ser. 06-4, Class A4, 5.634s, 2046	150,000	144,302
Ser. 06-4, Class A2, 5.522s, 2046	471,000	467,001
Ser. 04-3, Class A5, 5.493s, 2039	190,000	188,368
Ser. 05-6, Class A2, 5.165s, 2047	36,000	35,537
Ser. 07-5, Class XW, IO (Interest Only),
0.607s, 2051	2,884,505	71,229
Ser. 07-1, Class XW, IO, 0.465s, 2049	1,680,963	29,582
Ser. 06-1, Class XC, IO, 0.076s, 2045	2,618,502	15,305
Banc of America Commercial Mortgage,
Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.33s, 2035 (F)	878,237	15,290
Ser. 04-4, Class XC, IO, 0.192s, 2042	1,942,853	26,384
Ser. 04-5, Class XC, IO, 0.173s, 2041	3,109,775	33,401
Ser. 05-4, Class XC, IO, 0.093s, 2045	3,790,871	23,216
Ser. 06-5, Class XC, IO, 0.091s, 2016	5,937,864	73,415
Ser. 06-4, Class XC, IO, 0.088s, 2046	3,012,008	31,325
Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.991s, 2036	319,504	254,006
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 4.471s, 2022	95,000	77,900
FRB Ser. 05-MIB1, Class J, 3.521s, 2022	102,000	84,660
Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1, 3.658s, 2033	29,196	28,914
Ser. 05-E, Class 2, IO, 0.303s, 2035	1,413,176	5,631
Ser. 04-D, Class 2A, IO, 0.284s, 2034	525,663	595
Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033	100,928	101,572
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 2.783s, 2035	51,267	45,115
Ser. 04-2, IO, 2.22s, 2034	247,033	9,758
Ser. 06-2A, IO, 1.798s, 2036	128,972	10,434
Ser. 05-3A, IO, 1.6s, 2035	375,128	26,221
Ser. 05-1A, IO, 1.6s, 2035	228,686	11,480
Ser. 04-3, IO, 1.6s, 2035	154,761	6,190
Ser. 07-2A, IO, 1.3s, 2037	891,044	91,778
Ser. 07-1, Class S, IO, 1.211s, 2037	1,464,898	143,267
Ser. 06-4A, IO, 1.14s, 2036	107,355	11,938
Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1, 6.833s, 2034	6,958	6,244
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	458,409	354,408
FRB Ser. 05-7, Class 23A1, 5.694s, 2035	208,230	159,879
Bear Stearns Commercial Mortgage
Securities, Inc.
Ser. 07-PW17, Class A3, 5.736s, 2050	1,167,000	1,118,826
Ser. 04-PR3I, Class X1, IO, 0.448s, 2041	689,920	10,281

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO,
0.883s, 2038	$1,566,478	$60,372
Ser. 06-PW14, Class X1, IO,
0.09s, 2038	1,685,602	24,711
Ser. 07-PW15, Class X1, IO,
0.078s, 2044	4,912,726	45,934
Ser. 05-PW10, Class X1, IO,
0.074s, 2040	5,896,672	20,992
Ser. 07-PW18, Class X1, IO,
0.063s, 2050	712,054	5,934
Ser. 07-PW16, Class X, IO,
0.032s, 2040	14,364,399	11,492
Chase Commercial Mortgage
Securities Corp. Ser. 00-3, Class A2,
7.319s, 2032	26,669	27,706
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	222,000	220,882
Ser. 98-1, Class G, 6.56s, 2030	56,000	50,696
Ser. 98-1, Class H, 6.34s, 2030	85,000	63,568
Citigroup Ser. 08-C7, Class A2A,
6.034s, 2012	255,000	256,361
Citigroup Commercial Mortgage
Trust Ser. 08-C7, Class A3, 6.299s, 2014	465,000	472,246
Citigroup Commercial Mortgage Trust 144A
Ser. 05-C3, Class XC, IO, 0.123s, 2043	5,282,588	45,810
Ser. 06-C5, Class XC, IO, 0.085s, 2049	5,906,000	63,443
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A,
6.208s, 2036	311,121	226,021
FRB Ser. 06-AR7, Class 2A2A,
5.662s, 2036	315,225	237,207
IFB Ser. 07-6, Class 2A5, IO,
4.168s, 2037	314,754	22,747
Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3, Class A4,
5.658s, 2048	62,000	61,048
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO,
0.56s, 2049	1,714,649	35,164
Ser. 06-CD2, Class X, IO,
0.128s, 2046	3,702,956	15,060
Ser. 07-CD4, Class XC, IO,
0.057s, 2049	5,734,794	43,907
CNL Funding Ser. 99-1, Class A2,
7.645s, 2014	100,000	97,446
Commercial Mortgage Acceptance Corp.
Ser. 97-ML1, IO, 0.975s, 2017	572,536	20,374
Commercial Mortgage Acceptance
Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	98,000	99,184
Ser. 98-C2, Class F, 5.44s, 2030	435,000	416,486

177

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Commercial Mortgage Loan Trust
Ser. 08-LS1, Class A4B, 6.221s, 2017	$126,000	$124,462
Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.756s, 2019	45,000	40,435
Ser. 06-CN2A, Class J, 5.756s, 2019	36,000	32,163
FRB Ser. 01-J2A, Class A2F, 2.971s,
2034 (F)	74,000	65,116
Ser. 05-LP5, Class XC, IO, 0.117s, 2043	2,766,146	21,848
Ser. 05-C6, Class XC, IO, 0.079s, 2044	5,618,713	31,676
Ser. 06-C8, Class XS, IO, 0.062s, 2046	5,380,392	55,498
Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	298,988	243,348
Ser. 06-J8, Class A4, 6s, 2037	240,197	195,760
Ser. 07-HY5R, Class 2A1A, 5.544s,
2047 (F)	136,690	123,418
IFB Ser. 04-2CB, Class 1A5, IO,
5.118s, 2034	7,021	367
Ser. 05-24, Class 1AX, IO, 1.222s, 2035	759,904	15,762
Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.713s, 2035	582,398	454,270
Ser. 05-9, Class 1X, IO, 3.126s, 2035	369,227	8,654
Ser. 05-2, Class 2X, IO, 1.16s, 2035	395,557	8,158
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
3.597s, 2035	452,047	29,460
IFB Ser. 05-R2, Class 1AS, IO,
3.242s, 2035	261,928	13,831
Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.005s, 2039	349,000	346,009
Ser. 06-C5, Class AX, IO, 0.11s, 2039	3,423,894	49,619
Credit Suisse Mortgage Capital
Certificates 144A
Ser. 07-C2, Class AX, IO, 0.28s, 2049	8,030,127	70,103
Ser. 06-C4, Class AX, IO, 0.105s, 2039	4,633,522	63,898
Ser. 07-C1, Class AX, IO, 0.083s, 2040	6,218,644	62,186
Ser. 06-C3, Class AX, IO, 0.032s, 2038	9,910,951	1,982
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	133,000	125,757
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	59,000	61,495
Ser. 04-C2, Class A2, 5.416s, 2036 (F)	210,000	203,807
CS First Boston Mortgage Securities
Corp. 144A
FRB Ser. 04-TF2A, Class J, 3.421s, 2016	50,000	46,250
FRB Ser. 05-TF2A, Class J, 3.371s, 2020	31,319	29,440
FRB Ser. 04-TF2A, Class H, 3.171s, 2019	50,000	47,750
Ser. 01-CK1, Class AY, IO,
0.901s, 2035 (F)	2,933,249	47,235
Ser. 03-C3, Class AX, IO, 0.498s, 2038	3,248,792	120,848
Ser. 02-CP3, Class AX, IO, 0.391s, 2035	797,318	28,270

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

CS First Boston Mortgage Securities
Corp. 144A
Ser. 04-C4, Class AX, IO,
0.278s, 2039	$761,834	$15,177
Ser. 05-C2, Class AX, IO,
0.157s, 2037	3,755,089	50,596
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1, Class X,
IO, 0.771s, 2031	393,247	11,981
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	103,173	107,695
Ser. 99-CG2, Class B3, 6.1s, 2032	100,000	99,692
Ser. 99-CG2, Class B4, 6.1s, 2032	130,000	126,789
Fannie Mae
IFB Ser. 07-75, Class JS, 32 1/2s, 2037	172,532	232,075
IFB Ser. 07-75, Class CS, 28.123s, 2037	93,634	124,984
IFB Ser. 06-76, Class QB, 24.705s, 2036	87,776	110,427
IFB Ser. 06-48, Class TQ, 24.705s, 2036	124,264	153,178
IFB Ser. 06-63, Class SP, 24.405s, 2036	95,554	118,711
IFB Ser. 07-W7, Class 1A4,
24.285s, 2037	99,284	117,950
IFB Ser. 07-81, Class SC, 22.905s, 2037	111,302	131,008
IFB Ser. 07-1, Class NK, 22.096s, 2037	270,690	327,413
IFB Ser. 06-104, Class GS,
21.747s, 2036	81,712	98,205
IFB Ser. 06-104, Class ES, 21.038s, 2036	101,904	121,867
IFB Ser. 05-37, Class SU, 19.27s, 2035	116,874	137,277
IFB Ser. 06-49, Class SE, 19.07s, 2036	139,972	162,715
IFB Ser. 06-60, Class AK, 18.87s, 2036	86,553	100,208
IFB Ser. 06-104, Class CS,
18.529s, 2036	118,330	132,202
IFB Ser. 07-30, Class FS, 18.329s, 2037	272,507	303,060
IFB Ser. 07-96, Class AS, 17.738s, 2037	158,567	170,578
IFB Ser. 05-25, Class PS, 17.237s, 2035	76,309	86,109
IFB Ser. 06-115, Class ES, 16.63s, 2036	112,679	128,454
IFB Ser. 06-8, Class PK, 16.47s, 2036	125,433	135,642
IFB Ser. 05-57, Class CD, 15.816s, 2035	69,034	75,975
IFB Ser. 05-74, Class CP, 15.648s, 2035	70,440	79,099
IFB Ser. 05-115, Class NQ,
15.628s, 2036	64,797	69,617
IFB Ser. 06-27, Class SP, 15.464s, 2036	99,279	110,542
IFB Ser. 06-8, Class HP, 15.464s, 2036	104,885	116,536
IFB Ser. 06-8, Class WK, 15.464s, 2036	177,444	195,630
IFB Ser. 05-106, Class US, 15.464s, 2035	152,161	169,791
IFB Ser. 05-99, Class SA, 15.464s, 2035	74,619	81,731
IFB Ser. 05-45, Class DA, 15.318s, 2035	168,613	186,297
IFB Ser. 05-74, Class DM, 15.281s, 2035	147,373	162,106
IFB Ser. 05-45, Class DC, 15.208s, 2035	70,255	77,340
IFB Ser. 05-57, Class DC, 13.707s, 2034	88,302	95,095
IFB Ser. 05-74, Class SK, 13.303s, 2035	117,634	126,940
IFB Ser. 05-74, Class CS, 13.193s, 2035	71,849	77,726
IFB Ser. 05-45, Class PC, 12.803s, 2034	64,758	68,955

178

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 05-72, Class SB, 10.669s, 2035	$119,732	$120,298
Ser. 03-W6, Class PT1, 9.958s, 2042	25,409	28,562
Ser. 02-T12, Class A4, 9 1/2s, 2042	8,829	9,532
Ser. 02-T4, Class A4, 9 1/2s, 2041	31,817	35,265
Ser. 02-T6, Class A3, 9 1/2s, 2041	17,415	19,144
Ser. 04-T3, Class PT1, 8.93s, 2044	43,841	47,872
Ser. 02-26, Class A2, 7 1/2s, 2048	60,527	64,472
Ser. 04-W2, Class 5A, 7 1/2s, 2044	6,079	6,506
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	2,716	2,907
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	35,021	37,482
Ser. 03-W1, Class 2A, 7 1/2s, 2042	152,872	162,787
Ser. 02-T12, Class A3, 7 1/2s, 2042	21,162	22,474
Ser. 02-14, Class A2, 7 1/2s, 2042	119,050	126,381
Ser. 01-T10, Class A2, 7 1/2s, 2041	12,600	13,361
Ser. 02-T4, Class A3, 7 1/2s, 2041	80,416	85,263
Ser. 01-T12, Class A2, 7 1/2s, 2041	27,745	29,404
Ser. 01-T3, Class A1, 7 1/2s, 2040	6,810	7,211
Ser. 01-T1, Class A1, 7 1/2s, 2040	19,771	21,101
Ser. 99-T2, Class A1, 7 1/2s, 2039	3,896	4,204
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	35,497	37,843
Ser. 02-T1, Class A3, 7 1/2s, 2031	40,542	43,097
Ser. 01-T5, Class A3, 7 1/2s, 2030	9,188	9,755
Ser. 01-T4, Class A1, 7 1/2s, 2028	10,280	11,022
Ser. 02-26, Class A1, 7s, 2048	50,787	53,453
Ser. 04-T3, Class 1A3, 7s, 2044	46,616	49,259
Ser. 04-W2, Class 2A2, 7s, 2044	3,661	3,867
Ser. 03-W3, Class 1A2, 7s, 2042	46,439	48,937
Ser. 02-T16, Class A2, 7s, 2042	47,135	49,731
Ser. 02-14, Class A1, 7s, 2042	16,768	17,612
Ser. 02-T4, Class A2, 7s, 2041	13,507	14,177
Ser. 01-W3, Class A, 7s, 2041	16,013	16,874
Ser. 05-W4, Class 1A3, 7s, 2035	26,855	28,284
Ser. 04-W1, Class 2A2, 7s, 2033	213,947	225,970
Ser. 386, Class 14, IO, 6 1/2s, 2038	84,758	18,635
Ser. 381, Class 14, IO, 6 1/2s, 2037	107,364	24,156
Ser. 371, Class 2, IO, 6 1/2s, 2036	123,560	32,833
Ser. 386, Class 8, IO, 6s, 2038	431,292	92,228
Ser. 389, Class 3, IO, 6s, 2038	165,000	38,114
Ser. 383, Class 40, IO, 6s, 2038	87,815	20,181
Ser. 383, Class 41, IO, 6s, 2038	87,724	20,143
Ser. 383, Class 28, IO, 6s, 2038	89,681	20,826
Ser. 383, Class 29, IO, 6s, 2038	984,413	229,195
Ser. 383, Class 3, IO, 5 1/2s, 2037	92,683	21,249
Ser. 363, Class 2, IO, 5 1/2s, 2035	218,182	57,125
IFB Ser. 07-W6, Class 6A2, IO,
5.318s, 2037	119,156	12,659
IFB Ser. 06-90, Class SE, IO,
5.318s, 2036	94,550	12,482
IFB Ser. 04-51, Class XP, IO,
5.218s, 2034	42,648	4,823

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 03-66, Class SA, IO,
5.168s, 2033	$123,805	$14,007
IFB Ser. 07-W6, Class 5A2, IO,
4.808s, 2037	170,052	17,592
IFB Ser. 07-W4, Class 4A2, IO,
4.798s, 2037	707,796	69,399
IFB Ser. 07-W2, Class 3A2, IO,
4.798s, 2037	226,820	22,324
IFB Ser. 06-115, Class BI, IO,
4.778s, 2036	185,728	14,213
IFB Ser. 05-113, Class DI, IO,
4.748s, 2036	375,662	35,606
IFB Ser. 05-52, Class DC, IO,
4.718s, 2035	105,006	13,504
IFB Ser. 07-60, Class AX, IO,
4.668s, 2037	692,552	72,938
IFB Ser. 06-60, Class SI, IO,
4.668s, 2036	215,206	23,744
IFB Ser. 06-60, Class UI, IO,
4.668s, 2036	86,943	9,699
IFB Ser. 04-24, Class CS, IO,
4.668s, 2034	173,977	18,790
IFB Ser. 07-W7, Class 3A2, IO,
4.648s, 2037	274,951	25,668
IFB Ser. 03-122, Class SA, IO,
4.618s, 2028	222,999	15,868
IFB Ser. 03-122, Class SJ, IO,
4.618s, 2028	232,408	16,800
IFB Ser. 06-60, Class DI, IO,
4.588s, 2035	85,896	7,409
IFB Ser. 04-60, Class SW, IO,
4.568s, 2034	321,276	34,513
IFB Ser. 05-65, Class KI, IO,
4.518s, 2035	821,775	72,847
IFB Ser. 08-01, Class GI, IO,
4.478s, 2037	885,375	89,973
IFB Ser. 07-23, Class SI, IO,
4.288s, 2037	128,028	11,007
IFB Ser. 07-54, Class CI, IO,
4.278s, 2037	145,686	14,282
IFB Ser. 07-39, Class PI, IO,
4.278s, 2037	135,631	11,884
IFB Ser. 07-30, Class WI, IO,
4.278s, 2037	1,261,248	103,764
IFB Ser. 07-28, Class SE, IO,
4.268s, 2037	172,853	16,141
IFB Ser. 06-128, Class SH, IO,
4.268s, 2037	141,191	11,610
IFB Ser. 06-56, Class SM, IO,
4.268s, 2036	477,286	39,718
IFB Ser. 05-73, Class SI, IO,
4.268s, 2035	71,786	5,707
IFB Ser. 05-12, Class SC, IO,
4.268s, 2035	164,803	12,862

179

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 05-17, Class ES, IO,
4.268s, 2035	$143,065	$12,564
IFB Ser. 05-17, Class SY, IO,
4.268s, 2035	67,195	5,580
IFB Ser. 07-30, Class IE, IO,
4.258s, 2037	404,758	43,713
IFB Ser. 06-123, Class CI, IO,
4.258s, 2037	380,948	36,153
IFB Ser. 06-123, Class UI, IO,
4.258s, 2037	147,751	13,797
IFB Ser. 05-82, Class SY, IO,
4.248s, 2035	281,357	22,931
IFB Ser. 05-45, Class EW, IO,
4.238s, 2035	567,864	44,688
IFB Ser. 05-45, Class SR, IO,
4.238s, 2035	382,607	31,165
IFB Ser. 07-15, Class BI, IO,
4.218s, 2037	241,187	22,176
IFB Ser. 06-16, Class SM, IO,
4.218s, 2036	131,181	12,069
IFB Ser. 05-95, Class CI, IO,
4.218s, 2035	166,057	15,874
IFB Ser. 05-84, Class SG, IO,
4.218s, 2035	270,938	26,083
IFB Ser. 05-57, Class NI, IO,
4.218s, 2035	75,668	6,748
IFB Ser. 05-54, Class SA, IO,
4.218s, 2035	270,721	22,186
IFB Ser. 05-23, Class SG, IO,
4.218s, 2035	214,414	19,921
IFB Ser. 05-17, Class SA, IO,
4.218s, 2035	186,721	17,701
IFB Ser. 05-17, Class SE, IO,
4.218s, 2035	203,073	18,800
IFB Ser. 05-57, Class DI, IO,
4.218s, 2035	431,310	35,739
IFB Ser. 06-128, Class GS, IO,
4.198s, 2037	163,181	15,479
Ser. 06-116, Class ES, IO, 4.168s, 2036	82,618	6,700
IFB Ser. 06-114, Class IS, IO,
4.168s, 2036	170,939	14,725
IFB Ser. 06-115, Class GI, IO,
4.158s, 2036	164,805	15,823
IFB Ser. 06-115, Class IE, IO,
4.158s, 2036	130,881	11,780
IFB Ser. 06-117, Class SA, IO,
4.158s, 2036	194,260	16,761
IFB Ser. 06-121, Class SD, IO,
4.158s, 2036	372,148	32,401
IFB Ser. 06-109, Class SG, IO,
4.148s, 2036	260,458	22,906
IFB Ser. 06-104, Class SY, IO,
4.138s, 2036	86,890	7,079
IFB Ser. 06-109, Class SH, IO,
4.138s, 2036	198,377	19,365

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

	Principal amount	Value

Fannie Mae
Ser. 06-104, Class SG, IO,
4.118s, 2036	$173,997	$13,560
IFB Ser. 07-W6, Class 4A2, IO,
4.118s, 2037	694,326	59,971
IFB Ser. 06-128, Class SC, IO,
4.118s, 2037	606,006	52,771
IFB Ser. 06-43, Class SI, IO,
4.118s, 2036	384,442	32,300
IFB Ser. 06-44, Class IS, IO,
4.118s, 2036	185,612	14,639
IFB Ser. 06-8, Class JH, IO,
4.118s, 2036	592,917	56,520
IFB Ser. 05-122, Class SG, IO,
4.118s, 2035	132,843	11,962
IFB Ser. 06-92, Class JI, IO,
4.098s, 2036	95,158	8,361
IFB Ser. 06-92, Class LI, IO,
4.098s, 2036	190,373	16,743
IFB Ser. 06-96, Class ES, IO,
4.098s, 2036	243,286	21,029
IFB Ser. 06-99, Class AS, IO,
4.098s, 2036	112,588	10,048
IFB Ser. 06-85, Class TS, IO,
4.078s, 2036	197,569	15,930
IFB Ser. 06-61, Class SE, IO,
4.068s, 2036	222,299	16,463
IFB Ser. 07-75, Class PI, IO,
4.058s, 2037	208,931	17,033
IFB Ser. 07-76, Class SA, IO,
4.058s, 2037	199,574	15,199
IFB Ser. 07-W7, Class 2A2, IO,
4.048s, 2037	516,452	43,045
IFB Ser. 07-88, Class MI, IO,
4.038s, 2037	85,265	6,238
Ser. 06-94, Class NI, IO, 4.018s, 2036	85,160	6,491
IFB Ser. 07-116, Class IA, IO,
4.018s, 2037	734,393	59,719
IFB Ser. 07-103, Class AI, IO,
4.018s, 2037	916,915	77,490
IFB Ser. 07-1, Class NI, IO,
4.018s, 2037	421,434	32,786
IFB Ser. 07-15, Class NI, IO,
4.018s, 2022	237,166	18,316
IFB Ser. 08-3, Class SC, IO,
3.968s, 2038	97,658	7,702
IFB Ser. 07-109, Class XI, IO,
3.968s, 2037	97,745	8,121
IFB Ser. 07-109, Class YI, IO,
3.968s, 2037	207,389	15,696
IFB Ser. 07-W8, Class 2A2, IO,
3.968s, 2037	357,482	28,705
IFB Ser. 07-88, Class JI, IO,
3.968s, 2037	209,010	17,519
IFB Ser. 07-54, Class KI, IO,
3.958s, 2037	105,803	7,797

180

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-30, Class JS, IO,
3.958s, 2037	$343,081	$28,725
IFB Ser. 07-30, Class LI, IO,
3.958s, 2037	604,433	52,065
IFB Ser. 07-W2, Class 1A2, IO,
3.948s, 2037	147,119	12,196
IFB Ser. 07-106, Class SN, IO,
3.928s, 2037	214,370	16,080
IFB Ser. 07-54, Class IA, IO,
3.928s, 2037	182,845	15,545
IFB Ser. 07-54, Class IB, IO,
3.928s, 2037	182,845	15,545
IFB Ser. 07-54, Class IC, IO,
3.928s, 2037	182,845	15,545
IFB Ser. 07-54, Class ID, IO,
3.928s, 2037	182,845	15,545
IFB Ser. 07-54, Class IE, IO,
3.928s, 2037	182,845	15,545
IFB Ser. 07-54, Class IF, IO,
3.928s, 2037	271,146	22,909
IFB Ser. 07-54, Class NI, IO,
3.928s, 2037	154,089	12,528
IFB Ser. 07-54, Class UI, IO,
3.928s, 2037	224,210	19,948
IFB Ser. 07-109, Class AI, IO,
3.918s, 2037	1,044,307	83,620
IFB Ser. 07-91, Class AS, IO,
3.918s, 2037	138,180	10,502
IFB Ser. 07-91, Class HS, IO,
3.918s, 2037	148,535	10,862
IFB Ser. 07-15, Class CI, IO,
3.898s, 2037	700,887	58,849
IFB Ser. 06-123, Class BI, IO,
3.898s, 2037	919,244	75,421
IFB Ser. 06-115, Class JI, IO,
3.898s, 2036	512,965	43,093
IFB Ser. 07-109, Class PI, IO,
3.868s, 2037	210,766	16,123
IFB Ser. 06-123, Class LI, IO,
3.838s, 2037	339,540	27,219
IFB Ser. 08-1, Class NI, IO,
3.768s, 2037	396,251	27,022
IFB Ser. 07-116, Class BI, IO,
3.768s, 2037	681,867	47,008
IFB Ser. 08-01, Class AI, IO,
3.768s, 2037	1,074,197	81,981
IFB Ser. 08-10, Class GI, IO,
3.748s, 2038	205,855	14,628
IFB Ser. 08-1, Class HI, IO,
3.718s, 2037	502,458	37,143
IFB Ser. 07-39, Class AI, IO,
3.638s, 2037	323,289	23,277
IFB Ser. 07-32, Class SD, IO,
3.628s, 2037	215,944	15,057

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 07-30, Class UI, IO,
3.618s, 2037	$178,633	$13,484
IFB Ser. 07-32, Class SC, IO,
3.618s, 2037	286,475	20,942
IFB Ser. 07-1, Class CI, IO,
3.618s, 2037	206,523	15,285
IFB Ser. 05-74, Class SE, IO,
3.618s, 2035	911,153	55,381
IFB Ser. 05-82, Class SI, IO,
3.618s, 2035	535,335	33,442
IFB Ser. 05-14, Class SE, IO,
3.568s, 2035	171,577	10,697
IFB Ser. 05-58, Class IK, IO,
3.518s, 2035	198,048	16,919
IFB Ser. 08-1, Class BI, IO,
3.428s, 2038	685,543	38,485
IFB Ser. 07-75, Class ID, IO,
3.388s, 2037	182,587	12,376
Ser. 03-W12, Class 2, IO, 2.218s, 2043	457,384	28,881
Ser. 03-W10, Class 3, IO, 1.935s, 2043	272,507	15,205
Ser. 03-W10, Class 1, IO, 1.923s, 2043	966,047	52,939
Ser. 03-W8, Class 12, IO, 1.636s, 2042	955,408	49,668
FRB Ser. 03-W17, Class 12, IO,
1.15s, 2033	341,128	12,365
Ser. 03-T2, Class 2, IO, 0.812s, 2042	1,295,527	34,990
Ser. 03-W6, Class 51, IO, 0.676s, 2042	314,484	6,212
Ser. 06-W3, Class 1AS, IO,
0.662s, 2046	686,707	41,279
Ser. 01-T12, Class IO, 0.565s, 2041	282,079	4,559
Ser. 03-W2, Class 1, IO, 0.468s, 2042	2,263,730	31,342
Ser. 02-T4, IO, 0.45s, 2041	1,528,634	18,431
Ser. 01-50, Class B1, IO, 0.449s, 2041	500,659	5,269
Ser. 02-T1, Class IO, IO, 0.422s, 2031	318,833	3,830
Ser. 03-W6, Class 3, IO, 0.366s, 2042	437,729	4,775
Ser. 03-W6, Class 23, IO, 0.352s, 2042	459,786	5,472
Ser. 01-79, Class BI, IO, 0.335s, 2045	1,128,922	10,315
Ser. 08-33, PO (Principal Only),
zero %, 2038	97,887	68,376
Ser. 07-64, Class LO, PO, zero %, 2037	129,396	100,048
Ser. 06-46, Class OC, PO, zero %, 2036	104,021	76,244
Ser. 06-16, Class OG, PO, zero %, 2036	77,357	55,082
Ser. 04-38, Class AO, PO, zero %, 2034	204,194	146,789
Ser. 04-61, Class CO, PO, zero %, 2031	129,430	107,955
Ser. 07-31, Class TS, IO, zero %, 2009	486,771	4,680
Ser. 07-15, Class IM, IO, zero %, 2009	197,463	1,743
Ser. 07-16, Class TS, IO, zero %, 2009 (F)	801,209	5,825
FRB Ser. 06-115, Class SN,
zero %, 2036	87,700	86,846
FRB Ser. 05-65, Class ER, zero %, 2035	115,061	104,493
FRB Ser. 05-57, Class UL, zero %, 2035	103,914	97,003
FRB Ser. 05-65, Class CU, zero %, 2034	51,734	58,296

181

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	$8,975	$9,648
Ser. T-58, Class 4A, 7 1/2s, 2043	30,255	32,307
Ser. T-51, Class 2A, 7 1/2s, 2042	60,363	64,180
Ser. T-42, Class A5, 7 1/2s, 2042	21,350	22,797
Ser. T-60, Class 1A2, 7s, 2044	158,731	167,664
Ser. T-41, Class 2A, 7s, 2032	4,558	4,785
IFB Ser. T-56, Class 2ASI, IO,
5.618s, 2043	109,633	12,367
Ser. T-56, Class A, IO, 0.524s, 2043	351,670	5,623
Ser. T-56, Class 3, IO, 0.367s, 2043	368,191	4,722
Ser. T-56, Class 1, IO, 0.282s, 2043	474,633	3,992
Ser. T-56, Class 2, IO, 0.031s, 2043	433,454	1,282
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	74,159	73,982
First Horizon Alternative Mortgage
Securities FRB Ser. 05-AA10, Class 2A1,
5.749s, 2035 (F)	147,754	119,759
First Union National Bank-Bank of
America Commercial Mortgage 144A
Ser. 01-C1, Class 3, IO, 1.945s, 2033	1,438,121	47,955
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	131,000	137,881
Ser. 97-C2, Class G, 7 1/2s, 2029	40,000	36,599
First Union-Lehman Brothers-Bank of
America 144A Ser. 98-C2, Class G,
7s, 2035 (F)	165,000	158,722
Freddie Mac
IFB Ser. 3202, Class HM, 20.894s, 2036	79,938	95,168
IFB Ser. 3182, Class PS, 18.715s, 2032	98,262	117,075
IFB Ser. 3081, Class DC, 18.039s, 2035	76,238	85,334
IFB Ser. 3360, Class SC, 16.483s, 2037	145,458	151,792
IFB Ser. 3408, Class EK, 15.849s, 2037	375,730	394,828
IFB Ser. 2976, Class KL, 15.322s, 2035	112,077	122,057
IFB Ser. 2990, Class DP, 15.212s, 2034	94,562	102,130
IFB Ser. 3149, Class SU, 12.867s, 2036	79,768	81,280
IFB Ser. 3065, Class DC, 12.446s, 2035	98,763	100,033
IFB Ser. 2990, Class WP, 10.652s, 2035	66,229	67,699
IFB Ser. 2990, Class LB, 10.629s, 2034	117,937	116,024
IFB Ser. 2927, Class SI, IO, 6.029s, 2035	158,147	21,560
IFB Ser. 2828, Class GI, IO, 5.029s, 2034	175,368	19,893
IFB Ser. 3184, Class SP, IO, 4.879s, 2033	229,159	21,442
IFB Ser. 2869, Class SH, IO, 4.829s, 2034	86,072	6,701
IFB Ser. 2869, Class JS, IO, 4.779s, 2034	389,140	30,961
IFB Ser. 2882, Class LS, IO, 4.729s, 2034	129,844	13,798
IFB Ser. 3203, Class SH, IO,
4.669s, 2036	129,567	14,612
IFB Ser. 2815, Class PT, IO,
4.579s, 2032	185,612	16,406
IFB Ser. 2828, Class TI, IO, 4.579s, 2030	84,912	7,543

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3397, Class GS, IO,
4.529s, 2037	$131,486	$10,704
IFB Ser. 3297, Class BI, IO,
4.289s, 2037	545,192	52,633
IFB Ser. 3287, Class SD, IO,
4.279s, 2037	243,218	21,343
IFB Ser. 3281, Class BI, IO,
4.279s, 2037	104,625	9,757
IFB Ser. 3281, Class CI, IO,
4.279s, 2037	126,559	10,405
IFB Ser. 3249, Class SI, IO,
4.279s, 2036	91,675	8,940
IFB Ser. 3028, Class ES, IO,
4.279s, 2035	448,243	41,948
IFB Ser. 2922, Class SE, IO,
4.279s, 2035	216,939	17,480
IFB Ser. 3045, Class DI, IO,
4.259s, 2035	1,071,954	84,728
IFB Ser. 3236, Class ES, IO,
4.229s, 2036	154,137	12,618
IFB Ser. 3136, Class NS, IO,
4.229s, 2036	254,625	21,060
IFB Ser. 3118, Class SD, IO,
4.229s, 2036	351,806	23,994
IFB Ser. 3107, Class DC, IO,
4.229s, 2035	481,149	46,260
IFB Ser. 2927, Class ES, IO,
4.229s, 2035	123,955	10,785
IFB Ser. 2950, Class SM, IO,
4.229s, 2016	261,214	21,176
IFB Ser. 3256, Class S, IO, 4.219s, 2036	249,084	23,766
IFB Ser. 3031, Class BI, IO, 4.219s, 2035	89,015	9,280
IFB Ser. 3244, Class SB, IO,
4.189s, 2036	151,325	13,673
IFB Ser. 3244, Class SG, IO,
4.189s, 2036	176,538	16,405
IFB Ser. 3236, Class IS, IO, 4.179s, 2036	274,923	24,139
IFB Ser. 2962, Class BS, IO,
4.179s, 2035	516,820	40,557
IFB Ser. 3114, Class TS, IO,
4.179s, 2030	566,097	41,266
IFB Ser. 3128, Class JI, IO, 4.159s, 2036	281,825	26,313
IFB Ser. 2990, Class LI, IO, 4.159s, 2034	175,531	16,737
IFB Ser. 3240, Class S, IO, 4.149s, 2036	597,582	53,647
IFB Ser. 3153, Class JI, IO, 4.149s, 2036	249,323	19,634
IFB Ser. 3065, Class DI, IO,
4.149s, 2035	76,599	7,832
IFB Ser. 3145, Class GI, IO,
4.129s, 2036	231,693	22,663
IFB Ser. 3114, Class GI, IO,
4.129s, 2036	100,571	10,629
IFB Ser. 3339, Class JI, IO, 4.119s, 2037	452,595	33,711

182

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3218, Class AS, IO,
4.109s, 2036	$180,465	$15,281
IFB Ser. 3221, Class SI, IO,
4.109s, 2036	222,337	18,969
IFB Ser. 3202, Class PI, IO,
4.069s, 2036	611,279	52,936
IFB Ser. 3355, Class MI, IO,
4.029s, 2037	145,806	11,702
IFB Ser. 3201, Class SG, IO,
4.029s, 2036	280,743	24,202
IFB Ser. 3203, Class SE, IO,
4.029s, 2036	253,242	21,410
IFB Ser. 3171, Class PS, IO,
4.014s, 2036	233,502	19,295
IFB Ser. 3152, Class SY, IO,
4.009s, 2036	206,958	19,203
IFB Ser. 3284, Class BI, IO,
3.979s, 2037	173,505	14,124
IFB Ser. 3260, Class SA, IO,
3.979s, 2037	149,283	10,680
IFB Ser. 3199, Class S, IO, 3.979s, 2036	114,964	9,782
IFB Ser. 3284, Class LI, IO, 3.969s, 2037	758,065	63,792
IFB Ser. 3281, Class AI, IO,
3.959s, 2037	714,523	60,959
IFB Ser. 3311, Class EI, IO,
3.939s, 2037	173,707	13,791
IFB Ser. 3311, Class IA, IO,
3.939s, 2037	258,518	22,541
IFB Ser. 3311, Class IB, IO,
3.939s, 2037	258,518	22,541
IFB Ser. 3311, Class IC, IO,
3.939s, 2037	258,518	22,541
IFB Ser. 3311, Class ID, IO,
3.939s, 2037	258,518	22,541
IFB Ser. 3311, Class IE, IO,
3.939s, 2037	374,219	32,629
IFB Ser. 3240, Class GS, IO,
3.909s, 2036	354,700	29,364
IFB Ser. 3339, Class TI, IO,
3.669s, 2037	283,129	21,694
IFB Ser. 3284, Class CI, IO,
3.649s, 2037	555,453	41,698
IFB Ser. 3016, Class SQ, IO,
3.639s, 2035	184,448	10,796
Ser. 246, PO, zero %, 2037	228,526	173,042
Ser. 3292, Class DO, PO, zero %, 2037	87,680	63,123
Ser. 3296, Class OK, PO, zero %, 2037	89,695	64,022
Ser. 3300, PO, zero %, 2037	78,492	60,138
Ser. 3252, Class LO, PO, zero %, 2036	114,939	86,701
Ser. 239, PO, zero %, 2036	438,241	326,743
Ser. 2587, Class CO, PO, zero %, 2032	189,790	149,981
FRB Ser. 3327, Class YF, zero %, 2037	114,770	113,931
FRB Ser. 3326, Class YF, zero %, 2037	67,092	68,272

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Freddie Mac
FRB Ser. 3241, Class FH, zero %, 2036	$72,431	$66,405
FRB Ser. 3231, Class XB, zero %, 2036	54,436	54,230
FRB Ser. 3147, Class SF, zero %, 2036	118,479	111,231
FRB Ser. 3003, Class XF, zero %, 2035	74,365	67,695
GE Capital Commercial Mortgage
Corp. 144A
Ser. 05-C2, Class XC, IO,
0.096s, 2043	4,474,646	29,293
Ser. 05-C3, Class XC, IO,
0.081s, 2045	10,561,679	44,810
Ser. 07-C1, Class XC, IO,
0.075s, 2019	11,895,846	67,410
GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F, 8.137s, 2036	44,000	45,011
Ser. 97-C1, Class X, IO, 1.356s, 2029	107,102	6,146
Ser. 05-C1, Class X1, IO, 0.187s, 2043	4,469,757	50,578
GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	77,845	76,198
Ser. 06-C1, Class XC, IO, 0.08s, 2045	6,807,546	38,039
Government National
Mortgage Association
IFB Ser. 07-26, Class WS,
44.617s, 2037	206,241	323,637
IFB Ser. 07-38, Class AS, 31.91s, 2037	166,708	222,402
IFB Ser. 07-51, Class SP, 24.589s, 2037	85,522	100,213
IFB Ser. 07-44, Class SP, 23.468s, 2036	102,605	125,906
IFB Ser. 05-66, Class SP, 12.596s, 2035	80,688	80,647
IFB Ser. 05-7, Class JM, 11.261s, 2034	110,551	114,125
IFB Ser. 06-62, Class SI, IO,
4.898s, 2036	198,764	16,956
IFB Ser. 07-1, Class SL, IO,
4.878s, 2037	104,828	9,270
IFB Ser. 07-1, Class SM, IO,
4.868s, 2037	104,828	9,242
IFB Ser. 04-59, Class SC, IO,
4.729s, 2034	114,041	11,499
IFB Ser. 04-26, Class IS, IO,
4.729s, 2034	46,637	2,997
IFB Ser. 07-49, Class NY, IO,
4.618s, 2035	540,741	47,396
IFB Ser. 07-26, Class SG, IO,
4.368s, 2037	291,439	24,748
IFB Ser. 07-9, Class BI, IO,
4.338s, 2037	573,289	43,617
IFB Ser. 07-26, Class SD, IO,
4.329s, 2037	294,049	22,761
IFB Ser. 07-31, Class CI, IO,
4.328s, 2037	153,166	11,075
IFB Ser. 07-25, Class SA, IO,
4.318s, 2037	207,134	14,938

183

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

	Principal amount	Value

Government National
Mortgage Association
IFB Ser. 07-25, Class SB, IO,
4.318s, 2037	$340,453	$25,696
IFB Ser. 07-22, Class S, IO,
4.318s, 2037	160,008	14,943
IFB Ser. 07-11, Class SA, IO,
4.318s, 2037	146,701	11,991
IFB Ser. 07-14, Class SB, IO,
4.318s, 2037	308,655	25,276
IFB Ser. 05-84, Class AS, IO,
4.318s, 2035	63,337	5,252
IFB Ser. 07-51, Class SJ, IO,
4.268s, 2037	179,862	15,994
IFB Ser. 07-53, Class SY, IO,
4.253s, 2037	96,825	8,998
IFB Ser. 07-58, Class PS, IO,
4.218s, 2037	777,134	61,918
IFB Ser. 07-59, Class PS, IO,
4.188s, 2037	136,188	10,533
IFB Ser. 07-59, Class SP, IO,
4.188s, 2037	415,374	32,839
IFB Ser. 07-48, Class SB, IO,
4.179s, 2037	229,910	15,296
IFB Ser. 07-68, Class PI, IO,
4.168s, 2037	195,714	15,542
IFB Ser. 06-38, Class SG, IO,
4.168s, 2033	603,914	41,378
IFB Ser. 07-53, Class SG, IO,
4.118s, 2037	108,873	7,256
IFB Ser. 07-17, Class AI, IO,
4.079s, 2037	638,041	50,601
IFB Ser. 08-3, Class SA, IO,
4.068s, 2038	355,165	22,028
IFB Ser. 07-79, Class SY, IO,
4.068s, 2037	597,917	36,702
IFB Ser. 07-64, Class AI, IO,
4.068s, 2037	2,366,598	159,751
IFB Ser. 07-53, Class ES, IO,
4.068s, 2037	161,323	9,022
IFB Ser. 08-4, Class SA, IO,
4.034s, 2038	850,270	52,075
IFB Ser. 07-9, Class AI, IO,
4.029s, 2037	209,154	15,560
IFB Ser. 07-9, Class DI, IO,
4.028s, 2037	291,350	19,908
IFB Ser. 07-57, Class QA, IO,
4.018s, 2037	363,149	21,820
IFB Ser. 07-58, Class SA, IO,
4.018s, 2037	1,266,558	79,156
IFB Ser. 07-58, Class SC, IO,
4.018s, 2037	284,723	15,178
IFB Ser. 07-61, Class SA, IO,
4.018s, 2037	193,516	12,695
IFB Ser. 07-53, Class SC, IO,
4.018s, 2037	175,440	9,930

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Government National
Mortgage Association
IFB Ser. 06-26, Class S, IO,
4.018s, 2036	$157,568	$12,441
IFB Ser. 06-28, Class GI, IO,
4.018s, 2035	284,660	20,225
IFB Ser. 07-58, Class SD, IO,
4.008s, 2037	282,261	14,837
IFB Ser. 07-59, Class SD, IO,
3.988s, 2037	694,859	42,370
IFB Ser. 07-36, IO, 3.988s, 2037	394,282	28,291
IFB Ser. 08-40, Class SA, IO,
3.929s, 2038	365,950	26,329
IFB Ser. 05-71, Class SA, IO,
3.889s, 2035	55,356	3,964
IFB Ser. 05-65, Class SI, IO,
3.868s, 2035	196,233	14,862
IFB Ser. 07-17, Class IC, IO,
3.779s, 2037	380,779	25,724
IFB Ser. 07-17, Class IB, IO,
3.768s, 2037	156,371	10,314
IFB Ser. 06-14, Class S, IO,
3.768s, 2036	220,906	15,147
IFB Ser. 06-11, Class ST, IO,
3.758s, 2036	138,101	9,291
IFB Ser. 07-25, Class KS, IO,
3.729s, 2037	98,204	7,505
IFB Ser. 07-21, Class S, IO,
3.729s, 2037	337,133	20,616
IFB Ser. 07-27, Class SD, IO,
3.718s, 2037	148,473	8,586
IFB Ser. 07-19, Class SJ, IO,
3.718s, 2037	252,554	14,719
IFB Ser. 07-23, Class ST, IO,
3.718s, 2037	299,979	16,811
IFB Ser. 07-8, Class SA, IO,
3.718s, 2037	249,768	16,160
IFB Ser. 07-9, Class CI, IO,
3.718s, 2037	380,183	22,492
IFB Ser. 07-7, Class EI, IO,
3.718s, 2037	276,555	16,097
IFB Ser. 07-7, Class JI, IO, 3.718s, 2037	392,692	25,938
IFB Ser. 07-1, Class S, IO, 3.718s, 2037	331,198	19,364
IFB Ser. 07-3, Class SA, IO,
3.718s, 2037	316,323	18,434
IFB Ser. 07-31, Class AI, IO,
3.709s, 2037	170,038	15,630
IFB Ser. 05-17, Class S, IO,
3.698s, 2035	55,874	3,946
IFB Ser. 07-43, Class SC, IO,
3.629s, 2037	217,373	12,747
IFB Ser. 04-41, Class SG, IO,
3.518s, 2034	56,005	2,279
FRB Ser. 07-49, Class UF, zero %, 2037	32,758	31,411
FRB Ser. 07-33, Class TB, zero %, 2037	70,533	62,890
FRB Ser. 07-35, Class UF, zero %, 2037	50,729	51,584

184

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Government National Mortgage
Association 144A IFB
Ser. 06-GG8, Class X, IO,
0.855s, 2039 (F)	$1,597,675	$50,227
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 4.041s, 2045	262,434	7,217
Greenwich Capital Commercial
Funding Corp.
Ser. 05-GG5, Class XC, IO, 0.083s,
2037 (F)	8,465,114	29,664
Greenwich Capital Commercial
Funding Corp. 144A
Ser. 07-GG9, Class X, IO,
0.511s, 2039	2,898,200	52,530
Ser. 05-GG3, Class XC, IO,
0.175s, 2042	4,151,844	56,439
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.993s, 2045	187,000	181,470
Ser. 06-GG6, Class A2, 5.506s, 2038 (F)	178,000	177,645
GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030 (F)	59,000	58,611
Ser. 04-C1, Class X1, IO, 0.683s,
2028 (F)	2,362,859	18,671
Ser. 03-C1, Class X1, IO, 0.253s, 2040	624,421	12,338
Ser. 05-GG4, Class XC, IO, 0.219s,
2039 (F)	4,895,254	76,478
Ser. 06-GG6, Class XC, IO, 0.061s,
2038 (F)	2,554,422	6,902
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035 (F)	14,684	14,588
Ser. 05-RP3, Class 1A3, 8s, 2035 (F)	46,841	45,586
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035 (F)	37,597	38,015
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035 (F)	41,388	40,282
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035 (F)	45,250	45,753
GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.835s, 2035 (F)	78,162	75,501
HSI Asset Loan Obligation FRB
Ser. 07-AR1, Class 2A1, 6.135s, 2037	619,713	511,263
IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 2.593s, 2037 (F)	402,751	347,264
IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1,
6.333s, 2036	91,718	73,191
FRB Ser. 07-AR9, Class 2A1,
6.077s, 2037	304,214	240,329
FRB Ser. 07-AR15, Class 1A1,
6.248s, 2037	306,596	242,211
FRB Ser. 07-AR11, Class 1A1,
5.65s, 2037 (F)	258,044	173,029

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

IndyMac Indx Mortgage Loan Trust
FRB Ser. 05-AR31, Class 3A1,
5.643s, 2036 (F)	$470,865	$353,224
FRB Ser. 05-AR5, Class 4A1,
5.456s, 2035	254,855	216,728
JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1,
6.069s, 2036	272,651	209,968
FRB Ser. 06-A1, Class 5A1,
5.894s, 2036	213,951	171,161
FRB Ser. 06-A6, Class 1A1,
2.553s, 2036	147,724	108,158
JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029 (F)	42,000	42,760
FRB Ser. 07-LD12, Class AM,
6.261s, 2051	406,000	376,183
FRB Ser. 07-LD12, Class A3,
6.189s, 2051	1,922,000	1,864,032
FRB Ser. 07-LD11, Class A3,
6.007s, 2049 (F)	234,000	225,702
Ser. 07-CB20, Class A3, 5.863s, 2051	469,000	450,681
Ser. 06-CB15, Class A4, 5.814s, 2043	258,000	250,540
Ser. 07-CB20, Class A4, 5.794s, 2051	302,000	288,739
Ser. 06-CB16, Class A4, 5.552s, 2045	207,000	197,557
Ser. 06-CB14, Class A4, 5.481s, 2044	217,000	209,066
Ser. 05-LDP2, Class AM, 4.78s, 2042	80,000	73,135
Ser. 06-LDP8, Class X, IO,
0.762s, 2045	2,120,204	65,514
Ser. 06-CB17, Class X, IO,
0.701s, 2043	2,044,736	63,264
Ser. 06-LDP9, Class X, IO,
0.641s, 2047	3,053,034	73,702
Ser. 07-LDPX, Class X, IO,
0.526s, 2049	3,474,743	60,537
Ser. 06-CB16, Class X1, IO,
0.086s, 2045	2,416,809	31,419
Ser. 06-LDP7, Class X, IO, 0.02s, 2045	9,917,571	7,748
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	44,000	43,841
Ser. 05-LDP1, Class X1, IO,
0.156s, 2046	2,809,459	22,167
Ser. 05-LDP2, Class X1, IO,
0.155s, 2042	7,005,337	104,239
Ser. 05-CB12, Class X1, IO,
0.131s, 2037	3,357,484	28,606
Ser. 05-LDP3, Class X1, IO,
0.095s, 2042	6,241,564	42,443
Ser. 06-CB14, Class X1, IO,
0.08s, 2044	4,072,416	14,946

185

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

	Principal amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 05-LDP5, Class X1, IO,
0.068s, 2044	$16,027,754	$63,234
Ser. 07-CB20, Class X1, IO,
0.067s, 2051	6,063,046	69,179
LB Commercial Conduit Mortgage
Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031 (F)	35,110	32,965
Ser. 99-C1, Class G, 6.41s, 2031	37,135	26,915
Ser. 98-C4, Class H, 5.6s, 2035	50,000	49,153
LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	599,000	593,850
Ser. 04-C7, Class A6, 4.786s, 2029	83,000	78,669
Ser. 07-C7, Class XW, IO,
0.526s, 2045	592,831	13,889
LB-UBS Commercial Mortgage
Trust 144A
Ser. 06-C7, Class XW, IO,
0.914s, 2038	1,452,348	52,936
Ser. 03-C5, Class XCL, IO,
0.787s, 2037	1,202,052	20,417
Ser. 05-C2, Class XCL, IO,
0.184s, 2040	3,947,842	34,559
Ser. 05-C3, Class XCL, IO,
0.183s, 2040	2,607,640	44,494
Ser. 05-C5, Class XCL, IO,
0.139s, 2020	3,201,053	35,916
Ser. 05-C7, Class XCL, IO,
0.12s, 2040	3,833,802	26,834
Ser. 06-C1, Class XCL, IO,
0.106s, 2041	5,593,547	49,638
Ser. 06-C7, Class XCL, IO,
0.094s, 2038	2,562,556	36,224
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H,
3.421s, 2017	52,000	47,112
FRB Ser. 05-LLFA, Class J,
3.271s, 2018	20,000	17,200
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9,
26.025s, 2036	71,370	83,108
IFB Ser. 07-5, Class 4A3,
25.185s, 2037	116,938	131,669
IFB Ser. 07-4, Class 3A2, IO,
4.718s, 2037	184,214	15,258
IFB Ser. 06-5, Class 2A2, IO,
4.668s, 2036	316,457	24,847
IFB Ser. 07-4, Class 2A2, IO,
4.188s, 2037	741,670	61,185
IFB Ser. 07-1, Class 2A3, IO,
4.148s, 2037	1,011,155	87,536

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Lehman Mortgage Trust
IFB Ser. 06-9, Class 2A2, IO,
4.138s, 2037	$609,111	$50,980
IFB Ser. 07-5, Class 10A2, IO,
3.858s, 2037	366,969	22,965
Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012	296,604	277,444
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 6.442s, 2034	6,542	5,070
FRB Ser. 04-13, Class 3A6,
3.788s, 2034	134,000	126,416
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	94,116	541
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	244,283	458
MASTR Alternative Loans Trust Ser. 06-3,
Class 1A1, 6 1/4s, 2036	188,350	141,263
MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	58,333	62,165
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 3.103s, 2027	89,308	76,805
Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.099s, 2049	7,911,451	94,777
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 2.971s, 2022	99,963	84,968
Ser. 06-1, Class X1A, IO, 1.565s, 2022	919,610	5,460
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 7.081s, 2030	31,000	31,905
FRB Ser. 05-A9, Class 3A1,
5.274s, 2035	207,949	203,409
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.023s, 2050	128,000	124,340
FRB Ser. 07-C1, Class A4, 6.023s, 2050	103,000	98,641
Ser. 05-MCP1, Class XC, IO,
0.127s, 2043	3,201,737	37,264
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO,
0.251s, 2039	817,410	15,448
Ser. 05-LC1, Class X, IO, 0.229s, 2044	1,705,445	11,613
Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 6.156s, 2049	316,000	304,979
FRB Ser. 07-8, Class A2, 6.119s, 2049	226,000	222,165
Ser. 07-9, Class A4, 5.748s, 2049	630,000	593,499
Merrill Lynch/Countrywide Commercial
Mortgage Trust 144A
Ser. 07-7, Class X, IO, 0.137s, 2050	12,876,884	38,051
Ser. 06-1, Class X, IO, 0.132s, 2039	2,892,660	10,456
Ser. 06-3, Class XC, IO, 0.11s, 2046	3,208,493	43,636
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.004s, 2040	117,137	27,484
Ser. 05-C3, Class X, IO, 5.555s, 2044	132,062	30,579
Ser. 06-C4, Class X, IO, 5.454s, 2016	557,060	146,638

186

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.693s, 2043	$936,925	$36,990
Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3,
6.458s, 2043	76,000	78,039
FRB Ser. 06-IQ11, Class A4,
5.944s, 2042	258,000	251,900
FRB Ser. 07-IQ14, Class AM,
5.877s, 2049	139,000	124,918
Ser. 05-HQ6, Class A4A, 4.989s, 2042	191,000	182,236
Ser. 04-HQ4, Class A7, 4.97s, 2040 (F)	99,000	93,631
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	2,294	2,298
Ser. 04-RR, Class F5, 6s, 2039	100,000	66,000
Ser. 04-RR, Class F6, 6s, 2039	100,000	61,000
Ser. 07-HQ13, Class X1, IO,
0.823s, 2044	3,581,343	111,810
Ser. 05-HQ5, Class X1, IO,
0.168s, 2042	1,464,475	8,816
Ser. 05-HQ6, Class X1, IO,
0.116s, 2042	4,080,636	35,446
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.275s, 2035	180,677	132,708
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.198s, 2030	49,000	50,372
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 7.543s, 2035	23,189	21,112
Nomura Asset Acceptance Corp.
144A Ser. 04-R2, Class PT, 9.087s, 2034	18,387	20,789
Permanent Financing PLC 144A FRB
Ser. 9A, Class 3A, 2.796s, 2033
(United Kingdom)	195,000	190,125
Permanent Master Issuer PLC FRB
Ser. 07-1, Class 4A, 2.793s, 2033
(United Kingdom)	236,000	227,150
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032 (F)	187,000	184,720
Ser. 00-C2, Class J, 6.22s, 2033 (F)	49,000	44,754
Residential Asset Mortgage Products, Inc.
Ser. 02-SL1, Class AI3, 7s, 2032	66,016	65,914
Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	396,622	354,977
IFB Ser. 07-A3, Class 2A2, IO,
4.208s, 2037	756,456	63,744
Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	170,611	155,235
Saco I Trust FRB Ser. 05-10, Class 1A1,
2.743s, 2033 (F)	60,978	27,445
Salomon Brothers Mortgage
Securities VII 144A
Ser. 02-KEY2, Class X1, IO, 0.794s, 2036	1,185,587	48,848
Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	607,003	518,016
Ser. 04-8, Class 1A3, 6.199s, 2034	3,236	2,780

COLLATERALIZED MORTGAGE OBLIGATIONS (15.2%)* continued

Principal amount		Value

Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 06-9, Class 1A1, 5.694s, 2036	$105,205	$82,617
FRB Ser. 05-18, Class 6A1, 5.247s,
2035 (F)	91,584	81,559
Ser. 05-9, Class AX, IO, 1.6s, 2035	916,189	20,156
Structured Adjustable Rate Mortgage
Loan Trust 144A
Ser. 04-NP2, Class A, 2.833s, 2034	45,205	41,250
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
3.768s, 2037	2,365,444	145,872
Ser. 07-4, Class 1A4, IO, 1s, 2037	2,576,043	69,379
Structured Asset Securities Corp. 144A
IFB Ser. 08-01, Class 1A2, IO,
3.588s, 2045
(acquired 3/4/08, cost $48,906) ‡	723,825	41,580
Ser. 08-RF1, Class AI, IO, 2.948s, 2037	2,055,098	110,359
Wachovia Bank Commercial
Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.1s, 2051	249,000	241,762
Ser. 07-C30, Class A3, 5.246s, 2043	277,000	270,470
Ser. 04-C15, Class A4, 4.803s, 2041	147,000	138,999
Ser. 06-C28, Class XC, IO, 0.564s, 2048	1,420,855	28,957
Ser. 07-C34, IO, 0.52s, 2046	1,635,934	35,336
Wachovia Bank Commercial Mortgage
Trust 144A
Ser. 03-C3, Class IOI, IO, 0.487s, 2035	736,809	19,821
Ser. 05-C18, Class XC, IO, 0 1/8s, 2042	3,740,879	31,012
Ser. 06-C27, Class XC, IO, 0.084s, 2045	2,758,633	28,414
Ser. 06-C23, Class XC, IO, 0.071s, 2045	2,897,975	15,852
Ser. 06-C26, Class XC, IO, 0.053s, 2045	1,709,768	4,736
WAMU Commercial Mortgage Securities
Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	10,000	6,597
Ser. 06-SL1, Class X, IO, 0.937s, 2043	362,429	13,569
WAMU Mortgage Pass-Through
Certificates FRB Ser. 04-AR1, Class A,
4.229s, 2034	31,079	28,593
WAMU Mortgage Pass-Through
Certificates 144A Ser. 04-RP1, Class 1S,
IO, 3.198s, 2034 (acquired 3/10/08,
cost $54,393) ‡	804,211	50,263
Wells Fargo Mortgage Backed
Securities Trust
Ser. 06-AR10, Class 3A1, 5.005s,
2036 (F)	110,655	106,216
Ser. 05-AR2, Class 2A1, 4.541s, 2035	58,433	55,534
Ser. 04-R, Class 2A1, 4.365s, 2034 (F)	57,659	55,524
Ser. 05-AR12, Class 2A5, 4.321s,
2035 (F)	855,000	783,825

Total collateralized mortgage obligations
(cost $46,720,950)		$47,547,817

187

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (10.9%)*

Principal amount		Value

Basic Materials (0.8%)
AK Steel Corp. company guaranty
7 3/4s, 2012	$70,000	$70,175
Aleris International, Inc. company
guaranty 9s, 2014 ‡‡	55,000	43,794
Algoma Acquisition Corp. 144A
unsec. notes 9 7/8s, 2015 (Canada)	12,000	11,400
ARCO Chemical Co. debs. 10 1/4s, 2010	25,000	25,250
Builders FirstSource, Inc. company
guaranty sr. sec. notes FRN 6.926s, 2012	40,000	27,200
Century Aluminum Co. company
guaranty 7 1/2s, 2014	10,000	9,900
Clondalkin Acquisition BV 144A company
guaranty sr. sec. notes FRN 4.776s, 2013
(Netherlands)	75,000	66,000
Domtar Corp. company guaranty
Ser. *, 7 7/8s, 2011 (Canada)	20,000	20,100
Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty
4.027s, 2009	55,000	55,327
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	105,000	111,038
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015	50,000	51,625
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec.notes FRN 5.883s, 2015	20,000	20,005
Georgia-Pacific Corp. debs. 9 1/2s, 2011	52,000	52,845
Georgia-Pacific Corp. notes 8 1/8s, 2011	30,000	29,625
Georgia-Pacific Corp. sr. notes 8s, 2024	35,000	32,375
Gerdau Ameristeel Corp. sr. notes
10 3/8s, 2011 (Canada)	45,000	46,744
Glancore Funding LLC 144A company
guaranty sr. unsec. unsub. notes 6s, 2014	480,000	458,520
Hercules, Inc. company guaranty
6 3/4s, 2029	10,000	9,700
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014	40,000	36,200
Huntsman International, LLC company
guaranty sr. unsec. sub. notes 7 7/8s, 2014	288,000	263,520
Huntsman, LLC company guaranty
11 5/8s, 2010	1,000	1,033
International Paper Co. bonds 7.95s, 2018	140,000	139,221
International Paper Co. bonds 7.4s, 2014	45,000	45,016
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012	10,000	8,725
Lubrizol Corp. (The) sr. notes 5 1/2s, 2014	20,000	19,097
Metals USA, Inc. sec. notes 11 1/8s, 2015	45,000	46,800
Momentive Performance Materials, Inc.
company guaranty sr. unsec. notes
9 3/4s, 2014	85,000	72,675
Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	20,000	21,300
Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014	20,000	20,900

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount			Value

Basic Materials continued
NewPage Corp. company guaranty
10s, 2012		$60,000	$60,750
NewPage Holding Corp. sr. notes FRN
9.986s, 2013 ‡‡		13,445	12,974
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		40,000	34,000
Novelis, Inc. company guaranty
7 1/4s, 2015		60,000	56,700
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	55,000	78,737
Smurfit-Stone Container
Enterprises, Inc. sr. unsec.
unsub. notes 8s, 2017		$30,000	24,000
Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes
6 3/4s, 2015		140,000	134,050
Steel Dynamics, Inc. 144A sr. notes
7 3/4s, 2016		45,000	44,775
Steel Dynamics, Inc. 144A sr. notes
7 3/8s, 2012		40,000	40,000
Stone Container Corp. sr. notes
8 3/8s, 2012		5,000	4,388
Tube City IMS Corp. company guaranty
9 3/4s, 2015		35,000	32,288
Ucar Finance, Inc. company guaranty
10 1/4s, 2012		2,000	2,070
Verso Paper Holdings, LLC/ Verso
Paper, Inc. company guaranty
11 3/8s, 2016		25,000	23,688
Westvaco Corp. unsec. notes
7 1/2s, 2027		9,000	8,956
Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)		35,000	33,008
			2,406,494

Capital Goods (0.6%)
Alliant Techsystems, Inc. sr. sub. notes
6 3/4s, 2016		18,000	17,460
Allied Waste North America, Inc.
sec. notes 6 1/2s, 2010		25,000	25,000
Baldor Electric Co. company guaranty
8 5/8s, 2017		25,000	25,063
Berry Plastics Corp. company guaranty
sr. sec. notes FRN 7.568s, 2015		220,000	210,650
Blount, Inc. sr. sub. notes 8 7/8s, 2012		30,000	30,000
Caterpillar Financial Services Corp.
sr. unsec. 4.85s, 2012		75,000	74,778
Caterpillar Financial Services Corp.
sr. unsec. notes Ser. MTN, 5.85s, 2017		65,000	66,571
Covidien International Finance SA
company guaranty sr. unsec. unsub.
notes 6.55s, 2037 (Luxembourg)		30,000	30,258
Covidien International Finance SA
company guaranty sr. unsec. unsub.
notes 6s, 2017 (Luxembourg)		35,000	35,423

188

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Capital Goods continued
Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013	$28,000	$27,930
General Cable Corp. company guaranty
sr. unsec. notes FRN 5.073s, 2015	45,000	39,938
Greenbrier Cos., Inc. company guaranty
8 3/8s, 2015	29,000	27,623
Hawker Beechcraft Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017	25,000	25,000
Hawker Beechcraft Acquisition Co., LLC
sr. unsec. notes 8 7/8s, 2015 ‡‡	50,000	50,250
Hexcel Corp. sr. sub. notes 6 3/4s, 2015	45,000	43,763
L-3 Communications Corp. company
guaranty 7 5/8s, 2012	81,000	81,810
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	75,000	70,125
L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 6 1/8s, 2014	24,000	22,500
L-3 Communications Corp. sr. sub. notes
5 7/8s, 2015	20,000	18,450
Legrand SA unsec. unsub. debs.
8 1/2s, 2025 (France)	135,000	151,790
Manitowoc Co., Inc. (The) sr. notes
7 1/8s, 2013	24,000	22,800
Owens-Brockway Glass Container,
Inc. company guaranty 6 3/4s, 2014 EUR	50,000	72,288
RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014	$85,000	82,025
Rexam PLC 144A bond 6 3/4s, 2013
(United Kingdom)	225,000	224,152
Ryerson Tull, Inc. 144A sec. notes
12s, 2015	119,000	118,108
Tekni-Plex, Inc. sec. notes 10 7/8s, 2012	40,000	40,600
Terex Corp. company guaranty
7 3/8s, 2014	35,000	34,475
Titan International, Inc. company
guaranty 8s, 2012	65,000	63,700
United Technologies Corp. sr. unsec.
notes 5 3/8s, 2017	75,000	74,583
WCA Waste Corp. company guaranty
9 1/4s, 2014	20,000	20,050
		1,827,163

Communication Services (0.9%)
American Tower Corp. 144A sr. notes
7s, 2017	100,000	99,000
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	95,000	97,464
AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031	56,000	66,448
AT&T, Inc. sr. unsec. unsub. notes
6.3s, 2038	220,000	207,960
AT&T, Inc. sr. unsec. unsub. notes
4.95s, 2013	65,000	64,764
AT&T, Inc. sr. unsec. unsub. bonds
5 1/2s, 2018	25,000	24,225

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Communication Services continued
Bellsouth Capital Funding unsec. notes
7 7/8s, 2030	$95,000	$104,938
British Telecommunications PLC sr. unsec.
notes 5.15s, 2013 (United Kingdom)	110,000	107,542
Centennial Cellular Operating Co., LLC
company guaranty 10 1/8s, 2013	30,000	30,900
Centennial Communications Corp.
sr. notes 10s, 2013	10,000	10,150
Cincinnati Bell, Inc. company guaranty
7 1/4s, 2013	95,000	92,625
Citizens Communications Co. notes
9 1/4s, 2011	105,000	108,675
Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	45,000	43,313
Cricket Communications, Inc. 144A
company guaranty sr. notes 10s, 2015	110,000	107,800
Hawaiian Telcom Communications, Inc.
company guaranty Ser. B, 9 3/4s, 2013	15,000	6,000
Inmarsat Finance PLC company guaranty
stepped-coupon zero % (10 3/8s,
11/15/08), 2012 (United Kingdom) ††	41,000	41,410
Intelsat Bermuda, Ltd. company guaranty
sr. unsec. notes 11 1/4s, 2016 (Bermuda)	105,000	106,444
Intelsat Intermediate Holding Co., Ltd.
company guaranty stepped-coupon
zero % (9 1/4s, 2/1/10), 2015 (Bermuda) ††	10,000	8,050
iPCS, Inc. company guaranty sr. sec.
notes FRN 4.998s, 2013	15,000	13,500
Level 3 Financing, Inc. company guaranty
9 1/4s, 2014	55,000	50,050
Level 3 Financing, Inc. company guaranty
8 3/4s, 2017	25,000	21,500
MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014	55,000	52,938
Nextel Communications, Inc. sr. notes
Ser. F, 5.95s, 2014	155,000	124,388
Nordic Telephone Co. Holdings
ApS 144A sr. sec. bond 8 7/8s, 2016
(Denmark)	75,000	73,500
PAETEC Holding Corp. company
guaranty sr. unsec. unsub. notes
9 1/2s, 2015	20,000	18,450
Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014	30,000	28,500
Qwest Corp. sr. unsec. unsub. notes
8 7/8s, 2012	130,000	132,600
Qwest Corp. sr. unsec. unsub. notes
7 1/4s, 2025	25,000	22,125
Rogers Wireless, Inc. sec. notes
6 3/8s, 2014 (Canada)	60,000	60,069
Rural Cellular Corp. sr. unsec. notes
9 7/8s, 2010	5,000	5,088
Rural Cellular Corp. sr. unsec. sub.
notes FRN 5.682s, 2013	25,000	25,313

189

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Communication Services continued
Syniverse Technologies, Inc. sr. sub.
notes Ser. B, 7 3/4s, 2013	$20,000	$18,800
Telecom Italia Capital SA company
guaranty 7.2s, 2036 (Luxembourg)	20,000	19,341
Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Luxembourg)	50,000	45,758
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	20,000	18,893
Telefonica Emisones SAU company
guaranty 7.045s, 2036 (Spain)	75,000	79,444
Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	40,000	39,981
Telefonica Europe BV company
guaranty 8 1/4s, 2030 Netherlands)	5,000	5,740
Telus Corp. notes 8s, 2011 (Canada)	50,000	53,683
Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	35,000	35,788
Verizon Communications, Inc. sr. unsec.
notes 6.4s, 2038	40,000	37,350
Verizon Communications, Inc. sr. unsec.
notes 5.55s, 2016	135,000	131,496
Verizon New England, Inc. sr. notes
6 1/2s, 2011	50,000	51,391
Verizon New Jersey, Inc. debs. 8s, 2022	45,000	49,027
Verizon Pennsylvania, Inc. debs.
8.35s, 2030	45,000	50,537
Verizon Virginia, Inc. debs. Ser. A,
4 5/8s, 2013	30,000	29,177
Vodafone Group PLC unsec. notes 6.15s,
2037 (United Kingdom)	90,000	83,969
West Corp. company guaranty 11s, 2016	15,000	12,675
West Corp. company guaranty 9 1/2s, 2014	25,000	22,500
Windstream Corp. company guaranty
8 5/8s, 2016	65,000	64,838
Windstream Corp. company guaranty
8 1/8s, 2013	35,000	34,913
		2,841,030

Conglomerates (—%)
General Electric Co. sr. unsec. notes
5 1/4s, 2017	45,000	43,260
Textron, Inc. sr. unsec. 5.6s, 2017	80,000	79,898
		123,158

Consumer Cyclicals (1.2%)
Allison Transmission 144A company
guaranty 11s, 2015	20,000	17,900
American Media, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2011	5,000	4,000
American Media, Inc. company guaranty
sr. unsec. sub. notes Ser. B, 10 1/4s, 2009	50,000	40,250
American Media, Inc. 144A company
guaranty sr. unsec. sub. notes 8 7/8s, 2011	182	148
American Media, Inc. 144A company
guaranty sr. unsec. sub. notes 10 1/4s, 2009	1,818	1,463

CORPORATE BONDS AND NOTES (10.9%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Aramark Corp. company guaranty
8 1/2s, 2015	$50,000	$49,000
ArvinMeritor, Inc. sr. unsec. notes
8 1/8s, 2015	30,000	23,550
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	65,000	64,350
Autonation, Inc. company guaranty
7s, 2014	10,000	8,900
Autonation, Inc. company guaranty
sr. unsec. notes FRN 4.713s, 2013	10,000	8,450
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	45,000	29,531
Boyd Gaming Corp. sr. sub. notes
7 1/8s, 2016	45,000	33,188
CanWest Media, Inc. company guaranty
8s, 2012 (Canada)	56,690	50,454
Cenveo Corp. 144A company guaranty
sr. unsec. notes 10 1/2s, 2016	100,000	99,000
Claire’s Stores, Inc. 144A company
guaranty sr. unsec. notes 9 5/8s,
2015 (In default) †	25,000	10,625
Corrections Corporation of America
sr. notes 7 1/2s, 2011	35,000	35,175
D.R. Horton, Inc. company guaranty
8s, 2009	35,000	34,913
D.R. Horton, Inc. company
guaranty sr. unsub. notes 5s, 2009	50,000	49,063
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	30,000	28,800
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	30,000	25,500
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	5,000	5,185
DaimlerChrysler NA Holding Corp.
company guaranty unsec. unsub. notes
Ser. MTN, 5 3/4s, 2011	50,000	50,987
Dana Corp. bonds 5.85s, 2015 (Escrow)	55,000	3,163
Federated Department Stores, Inc.
company guaranty sr. unsec. notes
6 5/8s, 2011	665,000	656,092
Ford Motor Credit Co., LLC notes
7 7/8s, 2010	60,000	51,789
Ford Motor Credit Co., LLC notes
6 3/8s, 2008	45,000	44,227
Ford Motor Credit Co., LLC sr. notes
9 7/8s, 2011	185,000	155,416
Ford Motor Credit Co., LLC unsec. notes
7 3/8s, 2009	20,000	18,216
Goodyear Tire & Rubber Co. (The) notes
7.857s, 2011	4,000	3,975
Goodyear Tire & Rubber Co. (The) sr.
notes 9s, 2015	40,000	39,900
Hanesbrands, Inc. company guaranty sr.
unsec. notes FRN Ser. B, 6.508s, 2014	40,000	37,200
Host Marriott LP sr. notes Ser. M, 7s,
2012 (R)	100,000	94,500

190

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Consumer Cyclicals continued
Isle of Capri Casinos, Inc. company
guaranty 7s, 2014	$20,000	$14,100
JC Penney Co., Inc. debs. 7.65s, 2016	50,000	50,053
Jostens IH Corp. company guaranty
7 5/8s, 2012	50,000	49,125
K. Hovnanian Enterprises, Inc. sr. notes
8 5/8s, 2017	5,000	3,650
KB Home company guaranty 6 3/8s, 2011	235,000	216,200
Lamar Media Corp. company guaranty
7 1/4s, 2013	55,000	52,869
Lear Corp. company guaranty 8 1/2s, 2013	45,000	37,181
Levi Strauss & Co. sr. unsec. notes
8 7/8s, 2016	30,000	29,175
Levi Strauss & Co. sr. unsec. unsub. notes
9 3/4s, 2015	50,000	50,250
Marriott International, Inc. notes
6 3/8s, 2017	42,000	39,686
Marriott International, Inc. sr. unsec. Ser. J,
5 5/8s, 2013	10,000	9,405
Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015	50,000	44,125
Meritage Homes Corp. company guaranty
6 1/4s, 2015	55,000	44,138
Meritor Automotive, Inc. notes 6.8s, 2009	69,000	67,879
MGM Mirage, Inc. company guaranty
8 1/2s, 2010	15,000	14,813
MGM Mirage, Inc. sr. notes 6 3/4s, 2012	95,000	85,263
Michaels Stores, Inc. company guaranty
11 3/8s, 2016	45,000	35,775
Mohegan Tribal Gaming Authority
sr. sub. notes 6 3/8s, 2009	30,000	29,700
Neiman-Marcus Group, Inc. company
guaranty 9s, 2015	100,000	98,750
NTK Holdings, Inc. sr. disc. notes
zero %, 2014	45,000	20,475
Omnicom Group, Inc. sr. notes 5.9s, 2016	30,000	29,313
Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	35,000	26,775
Pinnacle Entertainment, Inc. sr. sub.
notes 8 1/4s, 2012	45,000	44,213
Quebecor Media, Inc. sr. unsec. notes
Ser. *, 7 3/4s, 2016 (Canada)	10,000	9,300
R.H. Donnelley, Inc. 144A company
guaranty sr. unsec. notes 11 3/4s, 2015	47,000	42,770
Reader’s Digest Association, Inc. (The)
144A sr. sub. notes 9s, 2017	35,000	25,550
Realogy Corp. company guaranty sr.
unsec. notes 10 1/2s, 2014 (R)	120,000	83,400
Sealy Mattress Co. sr. sub. notes
8 1/4s, 2014	15,000	12,300
Starwood Hotels & Resorts Worldwide,
Inc. sr. unsec. notes 6 1/4s, 2013	65,000	62,762
Station Casinos, Inc. sr. notes 6s, 2012	90,000	71,550

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Consumer Cyclicals continued
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	$20,000	$17,650
Tenneco Automotive, Inc. sec. notes
Ser. B, 10 1/4s, 2013	3,000	3,139
Tenneco, Inc. 144A sr. unsec. notes
8 1/8s, 2015	10,000	9,050
Texas Industries, Inc. sr. unsec. notes
7 1/4s, 2013	45,000	44,775
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	75,000	48,000
THL Buildco, Inc. (Nortek Holdings, Inc.)
144A sr. sec. notes 10s, 2013	35,000	33,425
Toll Brothers, Inc. company guaranty
sr. unsec. sub. notes 8 1/4s, 2011	205,000	198,850
Tropicana Entertainment, LLC sr. sub.
notes 9 5/8s, 2014 (In default) †	35,000	16,625
Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015	105,000	65,363
UCI Holdco, Inc. sr. unsec. notes FRN
10.276s, 2013 ‡‡	52,364	44,509
United Auto Group, Inc. company
guaranty 7 3/4s, 2016	40,000	35,000
Vertis, Inc. company guaranty Ser. B,
10 7/8s, 2009 (In default) †	110,000	48,400
Vertis, Inc. 144A unsec. sub. notes 13 1/2s,
2009 (In default) †	5,000	175
VF Corp. sr. unsec. 5.95s, 2017	40,000	39,321
Vulcan Materials Co. sr. unsec. unsub.
notes 5.6s, 2012	50,000	49,646
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	85,000	77,775
Yankee Acquisition Corp. company
guaranty Ser. B, 8 1/2s, 2015	30,000	23,400
		3,930,558

Consumer Staples (1.6%)
Adelphia Communications Corp. escrow
bonds zero %, 2010	55,000	4,538
Affinion Group, Inc. company guaranty
11 1/2s, 2015	35,000	34,913
Affinion Group, Inc. company guaranty
10 1/8s, 2013	55,000	55,138
Affinity Group, Inc. sr. sub. notes 9s, 2012	55,000	48,400
AMC Entertainment, Inc. company
guaranty 11s, 2016	60,000	59,400
AMC Entertainment, Inc. sr. sub. notes
8s, 2014	20,000	17,750
Avis Budget Car Rental, LLC company
guaranty 7 3/4s, 2016	30,000	23,025
Avis Budget Car Rental, LLC company
guaranty 7 5/8s, 2014	20,000	16,000
British Sky Broadcasting PLC company
guaranty 6 7/8s, 2009 (United Kingdom)	545,000	553,262
Buffets, Inc. company guaranty 12 1/2s,
2014 (In default) †	15,000	225

191

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (10.9%)* continued

	Principal amount	Value

Consumer Staples continued
Campbell Soup Co. debs. 8 7/8s, 2021	$50,000	$65,215
CCH II, LLC sr. unsec. notes
10 1/4s, 2010	84,000	81,270
CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010	101,000	97,465
Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	35,000	28,525
Chiquita Brands International, Inc. sr.
unsec. unsub. notes 8 7/8s, 2015	5,000	4,375
Church & Dwight Co., Inc. company
guaranty 6s, 2012	40,000	38,400
Cinemark, Inc. sr. disc. notes
stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	65,000	61,750
Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	10,000	6,000
ConAgra Foods, Inc. unsec. notes
7 7/8s, 2010	160,000	169,133
Cox Communications, Inc. notes
7 1/8s, 2012	70,000	73,063
Cox Communications, Inc. 144A notes
5 7/8s, 2016	55,000	53,731
Cox Enterprises, Inc. 144A notes
7 7/8s, 2010	35,000	36,894
CSC Holdings, Inc. debs. Ser. B,
8 1/8s, 2009	125,000	125,938
CSC Holdings, Inc. sr. notes 6 3/4s, 2012	5,000	4,700
CSC Holdings, Inc. sr. notes Ser. B,
7 5/8s, 2011	5,000	4,900
CVS Caremark, Corp. sr. unsec. FRN
6.302s, 2037	100,000	85,750
CVS Caremark, Corp. 144A
pass-through certificates 6.117s, 2013	92,121	91,314
Dean Foods Co. company guaranty
7s, 2016	30,000	26,025
Del Monte Corp. company guaranty
6 3/4s, 2015	70,000	66,675
Del Monte Corp. sr. sub. notes
8 5/8s, 2012	10,000	10,150
Delhaize Group sr. unsub. notes
6 1/2s, 2017 (Belgium)	35,000	35,305
Diageo Capital PLC company guaranty
5 3/4s, 2017 (United Kingdom)	55,000	54,284
Diageo Capital PLC company guaranty
5.2s, 2013 (United Kingdom)	25,000	25,029
Diageo PLC company guaranty 8s, 2022	40,000	45,581
DirecTV Holdings, LLC company guaranty
6 3/8s, 2015	163,000	152,813
DirecTV Holdings, LLC 144A sr. notes
7 5/8s, 2016	25,000	24,625
Dole Food Co. sr. notes 8 5/8s, 2009	42,000	40,005
Echostar DBS Corp. company guaranty
7s, 2013	35,000	33,338

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Consumer Staples continued
Echostar DBS Corp. company guaranty
6 5/8s, 2014	$5,000	$4,625
Echostar DBS Corp. sr. notes 6 3/8s, 2011	145,000	139,925
Elizabeth Arden, Inc. company guaranty
7 3/4s, 2014	55,000	51,563
Estee Lauder Cos., Inc. (The) sr. unsec.
notes 6s, 2037	65,000	60,544
Estee Lauder Cos., Inc. (The) sr. unsec.
notes 5.55s, 2017	15,000	14,661
Hertz Corp. company guaranty
8 7/8s, 2014	65,000	59,475
Idearc, Inc. company guaranty 8s, 2016	120,000	75,450
Ion Media Networks, Inc. 144A sr. sec.
notes 8.963s, 2013	20,000	12,900
Ion Media Networks, Inc. 144A sr. sec.
notes 5.963s, 2012	20,000	17,000
Jarden Corp. company guaranty
7 1/2s, 2017	35,000	30,450
Kellogg Co. sr. unsub. 5 1/8s, 2012	10,000	10,112
Kroger Co. company guaranty 6.4s, 2017	55,000	56,098
Liberty Media Corp. debs. 8 1/4s, 2030	50,000	43,556
McDonald’s Corp. sr. unsec. bond
6.3s, 2037	40,000	39,783
McDonald’s Corp. sr. unsec. bond
5.8s, 2017	20,000	20,313
News America Holdings, Inc. company
guaranty 7 3/4s, 2024	50,000	54,025
News America Holdings, Inc. debs.
7 3/4s, 2045	165,000	176,066
Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014	1,000	1,008
Nielsen Finance LLC/Nielsen Finance Co.
company guaranty stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	30,000	20,625
Nielsen Finance LLC/Nielsen Finance Co.
144A company guaranty sr. unsec. notes
10s, 2014	34,000	35,063
OSI Restaurant Partners, Inc. 144A
sr. notes 10s, 2015	20,000	12,950
Pilgrim’s Pride Corp. sr. unsec. notes
7 5/8s, 2015	5,000	4,113
Pinnacle Foods Finance LLC sr. notes
9 1/4s, 2015	20,000	17,600
Pinnacle Foods Finance LLC sr. sub. notes
10 5/8s, 2017	20,000	16,000
Prestige Brands, Inc. sr. sub. notes
9 1/4s, 2012	45,000	45,000
R.H. Donnelley Corp. sr. unsec. unsub.
notes 8 7/8s, 2017	1,000	595
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	45,000	45,675
Reynolds American, Inc. company
guaranty 7 1/4s, 2013	55,000	56,855

192

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (10.9%)* continued

	Principal amount	Value

Consumer Staples continued
Rite Aid Corp. company guaranty
9 3/8s, 2015	$33,000	$22,110
Rite Aid Corp. sec. notes 7 1/2s, 2017	40,000	32,300
Sara Lee Corp. sr. unsec. unsub. notes
6 1/4s, 2011	50,000	51,190
Sinclair Broadcast Group, Inc. company
guaranty 8s, 2012	15,000	15,113
Sirius Satellite Radio, Inc. sr. unsec.
notes 9 5/8s, 2013	40,000	32,400
Spectrum Brands, Inc. company guaranty
7 3/8s, 2015	60,000	37,800
Spectrum Brands, Inc. company guaranty
sr. unsec. sub. notes stepped-coupon
11 1/2s (12s, 10/2/08), 2013 †† ‡‡	30,000	24,600
Supervalu, Inc. sr. notes 7 1/2s, 2014	40,000	40,050
TCI Communications, Inc. company
guaranty 7 7/8s, 2026	215,000	233,394
TCI Communications, Inc. debs.
9.8s, 2012	20,000	22,544
TCI Communications, Inc. debs.
7 7/8s, 2013	70,000	75,132
Tesco PLC 144A sr. unsec. unsub. notes
6.15s, 2037 (United Kingdom)	100,000	92,690
Time Warner, Inc. debs. 9.15s, 2023	40,000	45,892
Time Warner, Inc. debs. 9 1/8s, 2013	130,000	142,751
United Rentals NA, Inc. company
guaranty 6 1/2s, 2012	15,000	13,500
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	45,000	44,550
Universal Corp. MTNC notes 5.2s, 2013	460,000	441,961
Univision Communications, Inc. 144A
company guaranty unsec. notes 9 3/4s,
2015 ‡‡	30,000	22,050
Viacom, Inc. sr. notes 5 3/4s, 2011	30,000	30,070
Young Broadcasting, Inc. company
guaranty 10s, 2011	30,000	16,800
Yum! Brands, Inc. sr. unsec. unsub.
6 1/4s, 2018	40,000	39,004
		4,952,835

Energy (0.9%)
Anadarko Petroleum Corp. sr. notes
5.95s, 2016	18,000	18,020
Arch Western Finance, LLC sr. notes
6 3/4s, 2013	115,000	112,700
Chaparral Energy, Inc. company guaranty
sr. unsec. notes 8 7/8s, 2017	50,000	43,375
Chesapeake Energy Corp. sr. notes
7 1/2s, 2013	110,000	110,000
Chesapeake Energy Corp. sr. unsec. notes
7 5/8s, 2013	45,000	45,113
Complete Production Services, Inc.
company guaranty 8s, 2016	60,000	59,925
Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	70,000	68,775

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Energy continued
Comstock Resources, Inc. sr. notes
6 7/8s, 2012	$40,000	$39,300
Connacher Oil and Gas, Ltd. 144A
sec. notes 10 1/4s, 2015 (Canada)	25,000	26,375
Denbury Resources, Inc. sr. sub. notes
7 1/2s, 2015	40,000	39,800
Dresser-Rand Group, Inc. company
guaranty 7 3/8s, 2014	5,000	4,938
El Paso Natural Gas Co. sr. unsec. notes
5.95s, 2017	10,000	9,649
Encore Acquisition Co. sr. sub. notes
6s, 2015	79,000	74,260
Enterprise Products Operating LP
company guaranty FRB 8 3/8s, 2066	85,000	84,976
Enterprise Products Operating LP
company uaranty FRB 7.034s, 2068	35,000	30,599
EOG Resources, Inc. sr. unsec. notes
5 7/8s, 2017	40,000	40,270
EXCO Resources, Inc. company guaranty
7 1/4s, 2011	20,000	19,650
Forest Oil Corp. sr. notes 8s, 2011	65,000	66,950
Gaz Capital SA 144A sr. unsec. 6.51s,
2022 (Luxembourg)	100,000	89,750
Harvest Operations Corp. sr. notes
7 7/8s, 2011 Canada)	45,000	42,750
Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016	70,000	71,750
Hess Corp. bonds 7 7/8s, 2029	55,000	63,080
Hilcorp Energy I LP/Hilcorp Finance Co.
144A sr. unsec. notes 9s, 2016	15,000	15,263
Hornbeck Offshore Services, Inc. sr. notes
Ser. B, 6 1/8s, 2014	10,000	9,600
Inergy LP/Inergy Finance Corp. sr. unsec.
notes 6 7/8s, 2014	85,000	79,050
Kerr-McGee Corp. sec. notes 6.95s, 2024	50,000	51,863
Key Energy Services, Inc. 144A sr. notes
8 3/8s, 2014	25,000	25,500
Massey Energy Co. sr. notes 6 5/8s, 2010	45,000	45,000
Motiva Enterprises, LLC 144A sr. notes
5.2s, 2012	15,000	15,548
Newfield Exploration Co. sr. sub. notes
6 5/8s, 2016	30,000	27,600
Newfield Exploration Co. sr. sub. notes
6 5/8s, 2014	40,000	37,600
Nexen, Inc. unsec. unsub. notes 6.4s,
2037 (Canada)	35,000	33,139
Offshore Logistics, Inc. company guaranty
6 1/8s, 2013	35,000	33,688
OPTI Canada, Inc. company guaranty
sr. sec. notes 8 1/4s, 2014 (Canada)	40,000	39,800
Peabody Energy Corp. company guaranty
7 3/8s, 2016	110,000	109,725
Peabody Energy Corp. sr. notes
5 7/8s, 2016	50,000	47,000

193

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (10.9%)* continued

	Principal amount	Value

Energy continued
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	$95,000	$97,375
Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	20,000	21,150
Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	5,000	5,038
Plains Exploration & Production Co.
company guaranty 7s, 2017	40,000	38,400
Premcor Refining Group, Inc. sr. notes
7 1/2s, 2015	80,000	82,534
Pride International, Inc. sr. unsec. notes
7 3/8s, 2014	60,000	59,850
Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	30,000	27,938
Sabine Pass LNG LP sec. notes
7 1/2s, 2016	100,000	90,000
SandRidge Energy, Inc. sr. notes 8s, 2018	75,000	75,375
SandRidge Energy, Inc. 144A company
guaranty sr. unsec. FRN 6.323s, 2014	15,000	14,720
SandRidge Energy, Inc. 144A company
guaranty sr. unsec. notes 8 5/8s, 2015 ‡‡	45,000	46,125
Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes
9 3/4s, 2015	70,000	59,850
Sunoco, Inc. notes 4 7/8s, 2014	30,000	28,323
Targa Resources, Inc. company guaranty
sr. unsec. notes 8 1/2s, 2013	70,000	68,600
Tesoro Corp. company guaranty
6 1/2s, 2017	60,000	53,850
Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds
6.8s, 2037	15,000	15,018
Weatherford International, Inc. company
guaranty sr.unsec. unsub. bonds
6.35s, 2017	25,000	25,322
Weatherford International, Ltd. company
guaranty 6 1/2s, 2036	40,000	39,139
Weatherford International, Ltd. sr. notes
5 1/2s, 2016	20,000	19,350
Whiting Petroleum Corp. company
guaranty 7s, 2014	30,000	29,438
Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019	75,000	78,750
Williams Cos., Inc. (The) 144A notes
6 3/8s, 2010	10,000	10,100
		2,718,626

Financial (2.1%)
American Express Bank FSB notes
Ser. BKN1, 5.55s, 2012	250,000	247,309
American Express Co. sr. unsec. notes
6.15s, 2017	50,000	48,837
American International Group, Inc. jr.
sub. bond 6 1/4s, 2037	125,000	98,458

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Financial continued
Ameriprise Financial, Inc. jr. sub. FRN
7.518s, 2066	$80,000	$67,464
Amvescap PLC company guaranty
5 5/8s, 2012	30,000	28,808
Bank of New York Mellon Corp. (The)
sr. unsec. unsub. notes Ser. G, 4.95s, 2012	35,000	34,898
BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 3.283s, 2027	115,000	90,864
Bear Stearns Cos., Inc. (The) notes Ser.
MTN, 6.95s, 2012	105,000	109,176
Bosphorus Financial Services, Ltd.
144A sec. sr. notes FRN 4.476s, 2012
(Cayman Islands)	93,750	90,433
Capital One Financial Corp. sr. unsec.
unsub. notes FRN Ser. MTN, 2.976s, 2009	45,000	42,003
CIT Group, Inc. jr. sub. FRN 6.1s, 2067	195,000	96,281
CIT Group, Inc. sr. notes 5.4s, 2013	10,000	7,603
CIT Group, Inc. sr. notes 5s, 2014	85,000	61,037
Citigroup, Inc. sr. unsec. bonds 6 7/8s, 2038	41,000	39,708
Citigroup, Inc. sub. notes 5s, 2014	79,000	73,167
CNA Financial Corp. unsec. notes
6 1/2s, 2016	35,000	33,736
CNA Financial Corp. unsec. notes 6s, 201 1	35,000	35,153
Credit Suisse Guernsey Ltd. jr. sub. FRN
5.86s, 2049 (Guernsey)	84,000	70,026
Deutsche Bank Capital Funding Trust VII
144A FRB 5.628s, 2049	55,000	46,343
Developers Diversified Realty Corp.
unsec. notes 5 3/8s, 2012 (R)	20,000	18,763
Dresdner Funding Trust I 144A bonds
8.151s, 2031	100,000	83,447
Duke Realty LP sr. unsec. notes 6 1/2s, 2018	25,000	23,806
E*Trade Financial Corp. sr. unsec. notes
8s, 2011	25,000	23,000
Equity One, Inc. notes 5 3/8s, 2015 (R)	35,000	30,942
Erac USA Finance Co. 144A company
guaranty 6 3/8s, 2017	65,000	58,084
Fleet Capital Trust V bank guaranty FRN
3.764s, 2028	170,000	139,742
Fund American Cos., Inc. notes
5 7/8s, 2013	65,000	63,086
GATX Financial Corp. notes 5.8s, 2016	25,000	23,983
General Electric Capital Corp. sr. unsec.
5 5/8s, 2017	185,000	180,917
General Electric Capital Corp. sr. unsec.
notes 5 7/8s, 2038	175,000	158,597
General Electric Capital Corp. sub. notes
FRN 6 3/8s, 2067	100,000	94,581
GMAC, LLC sr. unsec. unsub. notes
6 7/8s, 2011	125,000	89,822
GMAC, LLC sr. unsec. unsub. notes
7 3/4s, 2010	40,000	34,205
GMAC, LLC sr. unsec. unsub. notes
7s, 2012	55,000	38,419

194

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (10.9%)* continued

	Principal amount	Value

Financial continued
GMAC, LLC sr. unsec. unsub. notes
6 7/8s, 2012	$95,000	$65,054
GMAC, LLC sr. unsec. unsub. notes
6 3/4s, 2014	105,000	69,347
GMAC, LLC sr. unsec. unsub. notes
6 5/8s, 2012	10,000	6,781
GMAC, LLC sr. unsec. unsub. notes
FRN 4.882s, 2014	15,000	9,860
GMAC, LLC sr. unsec. unsub. notes
FRN 3.926s, 2009	170,000	159,846
Goldman Sachs Group, Inc. (The)
sr. notes 5.45s, 2012	70,000	70,423
Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037	180,000	166,638
Health Care REIT, Inc. sr. notes
6s, 2013 (R)	20,000	18,659
Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 (R)	60,000	51,819
Hospitality Properties Trust notes
6 3/4s, 2013 (R)	35,000	33,247
HRPT Properties Trust bonds
5 3/4s, 2014 (R)	25,000	23,259
HRPT Properties Trust notes
6 1/4s, 2016 (R)	25,000	22,949
HSBC Finance Capital Trust IX FRN
5.911s, 2035	200,000	160,330
HSBC Holdings PLC sub. notes
6 1/2s, 2037 (United Kingdom)	255,000	232,454
HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	10,000	8,200
HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014	10,000	9,050
ILFC E-Capital Trust II 144A FRB
6 1/4s, 2065	110,000	90,512
iStar Financial, Inc. sr. unsec. notes Ser. B,
4 7/8s, 2009 (R)	175,000	168,000
JPMorgan Chase & Co. sr. notes 6s, 2018	165,000	160,733
JPMorgan Chase Capital XVIII bonds
Ser. R, 6.95s, 2036	75,000	69,180
JPMorgan Chase Capital XXV bonds
6.8s, 2037	85,000	76,295
Lehman Brothers Holdings, Inc. sub.
notes 6 3/4s, 2017	195,000	183,188
Lender Processing Services, Inc. 144A
sr. unsec. notes 8 1/8s, 2016	97,000	97,121
Leucadia National Corp. sr. unsec. notes
8 1/8s, 2015	15,000	15,075
Leucadia National Corp. sr. unsec. notes
7 1/8s, 2017	30,000	28,650
Liberty Mutual Group 144A company
guaranty FRB 10 3/4s, 2058	145,000	141,433
Liberty Mutual Insurance 144A notes
7.697s, 2097	100,000	84,847
Lincoln National Corp. jr. unsec. sub. deb.
FRB 7s, 2066	40,000	36,435

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Financial continued
Lincoln National Corp. sr. unsec. notes
6.3s, 2037	$35,000	$32,918
Loews Corp. notes 5 1/4s, 2016	25,000	24,184
Marsh & McLennan Cos., Inc. sr. unsec.
notes 6 1/4s, 2012	95,000	97,391
Marsh & McLennan Cos., Inc. sr. unsec.
notes 5 3/8s, 2014	60,000	58,250
Merrill Lynch & Co., Inc. notes 5.45s, 2013	115,000	107,927
Merrill Lynch & Co., Inc. notes FRN Ser.
MTN, 3.12s, 2011	50,000	45,612
MetLife Capital Trust X 144A collateral
trust FRB 9 1/4s, 2068	200,000	226,048
Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	25,000	24,722
Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 (R)	30,000	30,381
Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 (R)	75,000	73,425
Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	45,000	45,087
Nuveen Investments, Inc. sr. notes
5 1/2s, 2015	25,000	17,875
Nuveen Investments, Inc. 144A sr. notes
10 1/2s, 2015	25,000	23,063
OneAmerica Financial Partners, Inc.
144A bonds 7s, 2033	60,000	62,696
ProLogis Trust sr. notes 5 3/4s, 2016 (R)	25,000	23,545
Prudential Financial, Inc. jr. unsec. sub.
notes FRN 8 7/8s, 2038	95,000	94,035
Prudential Financial, Inc. notes Ser. MTN,
6s, 2017	50,000	48,494
Prudential Holdings LLC 144A bonds
8.695s, 2023	100,000	116,301
Regency Centers LP sr. unsec. 5 7/8s, 2017	40,000	37,022
Rouse Co LP/TRC Co-Issuer Inc. 144A
sr. notes 6 3/4s, 2013 (R)	30,000	27,031
Rouse Co. (The) notes 7.2s, 2012 (R)	30,000	27,562
Royal Bank of Scotland Group PLC jr.
sub. notes FRN Ser. MTN, 7.64s, 2049
(United Kingdom)	100,000	91,134
Simon Property Group LP unsub. bonds
5 3/4s, 2015 (R)	17,000	16,499
SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	140,000	129,543
Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	35,000	31,060
State Street Capital Trust IV company
guaranty jr. unsec. sub. bond FRB
3.776s, 2037	75,000	57,580
Travelers Cos., Inc. (The) sr. unsec. notes
6 1/4s, 2037	45,000	41,466
Unitrin, Inc. sr. notes 6s, 2017	45,000	40,485
USI Holdings Corp. 144A sr. unsec. notes
FRN 6.551s, 2014	5,000	4,175
VTB Capital SA 144A notes 6 7/8s, 2018
(Luxembourg)	192,000	187,200

195

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Financial continued
Wells Fargo & Co. sr. note 4 3/8s, 2013	$125,000	$121,038
Westfield Group sr. notes 5.7s, 2016
(Australia)	40,000	37,353
Westpac Capital Trust III 144A sub. notes
FRN 5.819s, 2049 (Australia)	60,000	55,320
Willis Group North America, Inc.
company uaranty 6.2s, 2017	35,000	30,928
		6,729,433

Health Care (0.6%)
Accellent, Inc. company guaranty
10 1/2s, 2013	15,000	13,725
Aetna, Inc. sr. unsec. unsub. notes
6 3/4s, 2037	300,000	284,136
AstraZeneca PLC sr. unsub. notes
5.9s, 2017 (United Kingdom)	105,000	107,625
Community Health Systems, Inc.
company guaranty 8 7/8s, 2015	95,000	95,594
DaVita, Inc. company guaranty 6 5/8s, 2013	55,000	52,800
Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s, 2011 (Ireland)	65,000	63,944
HCA, Inc. company guaranty sr. sec. notes
9 5/8s, 2016 ‡‡	60,000	61,800
HCA, Inc. sr. sec. notes 9 1/4s, 2016	75,000	77,250
HCA, Inc. sr. unsec. notes 7 7/8s, 2011	132,000	130,020
Health Management Associates, Inc.
sr. notes 6 1/8s, 016	15,000	13,125
Healthsouth Corp. company guaranty
10 3/4s, 2016	25,000	26,875
Hospira, Inc. sr. notes 6.05s, 2017	30,000	28,952
Hospira, Inc. sr. notes 5.55s, 2012	45,000	44,209
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	20,000	20,200
Omnicare, Inc. company guaranty
6 3/4s, 2013	20,000	18,800
Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	10,000	9,250
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	50,000	45,750
Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	45,000	44,550
Select Medical Corp. company guaranty
7 5/8s, 2015	55,000	48,263
Service Corporation International sr.
unsec. unsub. notes 6 3/4s, 2016	80,000	75,800
Stewart Enterprises, Inc. sr. notes
6 1/4s, 2013	60,000	57,000
Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes
9 1/8s, 2015	35,000	35,000
Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	15,000	11,700
Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	15,000	13,125
Tenet Healthcare Corp. notes 7 3/8s, 2013	65,000	61,100

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Health Care continued
Tenet Healthcare Corp. sr. notes
9 1/4s, 2015	$5,000	$4,900
Tenet Healthcare Corp. sr. unsec.
unsub. notes 6 3/8s, 2011	64,000	61,280
UnitedHealth Group, Inc. bonds
6 7/8s, 2038	20,000	18,906
UnitedHealth Group, Inc. sr. unsec.
notes 6s, 2018	35,000	33,857
UnitedHealth Group, Inc. sr. unsec.
notes 5 1/2s, 2012	45,000	44,160
US Oncology Holdings, Inc. sr. unsec.
notes FRN 7.949s, 2012 ‡‡	21,000	17,115
US Oncology, Inc. company guaranty
9s, 2012	40,000	39,700
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	50,000	49,500
Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 (R)	50,000	52,375
Ventas Realty LP/Capital Corp. sr. notes
6 3/4s, 2017 (R)	25,000	24,000
		1,786,386

Other (0.1%)
Dow Jones CDX NA HY pass-through
certificates Ser. 5-T1, 8 3/4s, 2010	384,000	394,560

Technology (0.7%)
Activant Solutions, Inc. company guaranty
9 1/2s, 2016	15,000	11,850
Advanced Micro Devices, Inc. sr. notes
7 3/4s, 2012	58,000	50,025
Amkor Technologies, Inc. sr. notes
7 3/4s, 2013	53,000	49,158
Arrow Electronics, Inc. debs. 7 1/2s, 2027	35,000	34,551
Avnet, Inc. notes 6s, 2015	35,000	33,929
Celestica, Inc. sr. sub. notes 7 7/8s, 2011
(Canada)	20,000	20,000
Celestica, Inc. sr. sub. notes 7 5/8s, 2013
(Canada)	20,000	19,200
Ceridian Corp. 144A sr. unsec. notes
11 1/4s, 2015	40,000	36,300
Compucom Systems, Inc. sr. sub. notes
12 1/2s, 2015	30,000	27,450
Computer Sciences Corp. 144A sr. unsec.
notes 6 1/2s, 2018	435,000	437,107
Electronic Data Systems Corp. sr. sec.
notes Ser. B, 6 1/2s, 2013	75,000	76,946
Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017	45,000	45,524
Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6 1/8s, 2012	45,000	45,227
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	60,000	48,750
Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes
9 1/8s, 2014 ‡‡	45,000	34,988

196

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Technology continued
Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes
10 1/8s, 2016	$45,000	$34,313
IBM Corp. sr. unsec. notes 5.7s, 2017	100,000	101,415
Iron Mountain, Inc. company guaranty
8 3/4s, 2018	15,000	15,450
Iron Mountain, Inc. company guaranty
sr. unsec. sub. notes 8s, 2020	95,000	93,456
Iron Mountain, Inc. sr. sub. notes
8 1/4s, 2011	80,000	80,100
Lucent Technologies, Inc. unsec. debs.
6.45s, 2029	45,000	34,425
Motorola, Inc. sr. unsec. notes 6 5/8s, 2037	60,000	47,202
Motorola, Inc. sr. unsec. notes 6s, 2017	30,000	26,223
Nortel Networks, Ltd. company guaranty
sr. unsec. notes 10 3/4s, 2016 (Canada)	15,000	14,850
Nortel Networks, Ltd. company guaranty
144A sr. unsec. notes 10 3/4s, 2016 (Canada)	29,000	28,710
Nortel Networks, Ltd. company guaranty
sr. unsec. notes FRN 6.963s, 2011
(Canada)	40,000	37,800
NXP BV/NXP Funding, LLC sec. notes
7 7/8s, 2014 (Netherlands)	75,000	69,000
Open Solutions, Inc. 144A sr. sub. notes
9 3/4s, 2015	15,000	12,225
Sanmina Corp. company guaranty sr.
unsec. sub. notes 6 3/4s, 2013	65,000	58,338
Sanmina Corp. sr. unsec. sub. notes
8 1/8s, 2016	100,000	90,000
Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016
(Cayman Islands)	20,000	18,488
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	22,000	22,110
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	88,000	88,880
Travelport LLC company guaranty
9 7/8s, 2014	50,000	44,375
Tyco Electronics Group SA company
guaranty 6.55s, 2017 (Luxembourg)	65,000	65,632
Unisys Corp. sr. unsec. unsub. notes
12 1/2s, 2016	46,000	46,000
Xerox Corp. sr. notes 6.4s, 2016	60,000	59,892
		2,059,889

Transportation (0.1%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	10,000	8,600
American Airlines, Inc. pass-through
certificates er. 01-2, 7.858s, 2011	25,000	24,000
Continental Airlines, Inc. pass-through
certificates er. 97-4A, 6.9s, 2018	12,631	11,368
Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	60,732	54,962

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Transportation continued
Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	$91,642	$77,896
Southwest Airlines Co. pass-through
certificates .15s, 2022	29,480	27,929
Union Pacific Corp. sr. unsec. bond
5.7s, 2018	35,000	34,053
Union Pacific Corp. sr. unsub. notes
5 3/4s, 2017	45,000	44,262
United AirLines, Inc. pass-through
certificates 6.636s, 2022	38,913	32,127
		315,197

Utilities & Power (1.3%)
AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013	40,000	39,455
AES Corp. (The) sr. unsec. unsub. notes
8s, 2017	15,000	14,700
AES Corp. (The) 144A sec. notes
8 3/4s, 2013	61,000	63,364
American Water Capital Corp. sr. unsec.
bond 6.593s, 2037	25,000	23,069
American Water Capital Corp. sr. unsec.
bond 6.085s, 2017	30,000	28,776
Appalachian Power Co. sr. notes
5.8s, 2035	25,000	21,281
Arizona Public Services Co. notes
6 1/2s, 2012	50,000	50,421
Atmos Energy Corp. sr. unsub. notes
6.35s, 2017	55,000	54,342
Beaver Valley II Funding debs. 9s, 2017	59,000	63,551
Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	85,000	81,813
Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	140,000	140,235
CenterPoint Energy Houston Electric,
LLC general ref. mtge. Ser. M2, 5 3/4s, 2014	5,000	4,982
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	50,000	52,720
CMS Energy Corp. sr. notes 8 1/2s, 2011	25,000	26,098
Colorado Interstate Gas Co. debs.
6.85s, 2037	10,000	9,480
Commonwealth Edison Co. 1st mtge.
6.15s, 2017	15,000	15,071
Commonwealth Edison Co. 1st mtge.
5.9s, 2036	70,000	63,199
Consolidated Natural Gas Co. sr. notes
5s, 2014	45,000	42,912
Dayton Power & Light Co. (The) 1st mtge.
5 1/8s, 2013	34,000	34,260
Dominion Resources, Inc. jr. sub. notes
FRN 6.3s, 2066	125,000	114,407
Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	25,000	24,684
Dynegy Holdings, Inc. sr. unsec. notes
8 3/8s, 2016	45,000	43,650

197

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Utilities & Power continued
Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	$40,000	$39,300
Edison Mission Energy sr. unsec. notes
7 3/4s, 2016	15,000	14,925
Edison Mission Energy sr. unsec. notes
7 1/2s, 2013	20,000	19,850
Edison Mission Energy sr. unsec. notes
7.2s, 2019	35,000	32,638
Edison Mission Energy sr. unsec. notes
7s, 2017	25,000	23,375
El Paso Corp. sr. notes Ser. MTN,
7 3/4s, 2032	35,000	35,062
Entergy Gulf States, Inc. 1st mtge.
5 1/4s, 2015	45,000	42,436
Ferrellgas LP/Finance sr. notes
6 3/4s, 2014	65,000	59,313
FirstEnergy Corp. notes Ser. B,
6.45s, 2011	430,000	441,223
Florida Power Corp. 1st mtge. 6.35s, 2037	50,000	50,776
Indianapolis Power & Light 144A 1st mtge.
6.3s, 2013	25,000	25,769
Ipalco Enterprises, Inc. 144A sr. sec. notes
7 1/4s, 2016	35,000	34,475
ITC Holdings Corp. 144A notes
5 7/8s, 2016	50,000	48,557
ITC Holdings Corp. 144A sr. unsec. notes
6.05s, 2018	35,000	33,687
Kansas Gas & Electric bonds 5.647s, 2021	19,663	18,676
Kinder Morgan, Inc. notes 6s, 2017	35,000	34,536
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	25,000	24,594
MidAmerican Energy Holdings Co. bonds
6 1/8s, 2036	110,000	105,629
MidAmerican Energy Holdings Co.
sr. unsec. bond 6 1/2s, 2037	50,000	50,499
Mirant North America, LLC company
guaranty 7 3/8s, 2013	80,000	79,300
National Fuel Gas Co. notes 5 1/4s, 2013	30,000	29,043
Nevada Power Co. general ref. mtge.
Ser. L, 5 7/8s, 2015	25,000	24,955
Northwestern Corp. sec. notes
5 7/8s, 2014	50,000	49,211
NRG Energy, Inc. company guaranty
7 3/8s, 2017	20,000	18,900
NRG Energy, Inc. sr. notes 7 3/8s, 2016	135,000	127,069
Oncor Electric Delivery Co. debs. 7s, 2022	25,000	24,378
Oncor Electric Delivery Co. sec. notes
7 1/4s, 2033	45,000	44,324
Pacific Gas & Electric Co. sr. unsub.
5.8s, 2037	45,000	42,433
PacifiCorp Sinking Fund 1st mtge.
6 1/4s, 2037	30,000	29,667
PNM Resources, Inc. unsec. unsub. notes
9 1/4s, 2015	161,000	166,233

CORPORATE BONDS AND NOTES (10.9%)* continued

Principal amount		Value

Utilities & Power continued
Potomac Edison Co. 144A 1st mtge.
5.8s, 2016	$50,000	$49,092
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	56,175	57,470
PPL Energy Supply LLC bonds Ser. A,
5.7s, 2015	30,000	28,161
PSEG Energy Holdings, Inc. sr. notes
8 1/2s, 2011	45,000	47,199
Public Service Co. of Colorado sr. notes
Ser. A, 6 7/8s, 2009	45,000	46,195
Public Service Co. of New Mexico sr. notes
4.4s, 2008	25,000	24,974
Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	70,000	60,550
Sierra Pacific Power Co. general ref. mtge.
Ser. P, 6 3/4s, 2037	115,000	112,385
Sierra Pacific Resources sr. unsec. notes
8 5/8s, 2014	25,000	26,208
Southern California Edison Co. 1st mtge.
Ser. 06-E, .55s, 2037	45,000	42,057
Southern California Edison Co. notes
6.65s, 2029	55,000	56,477
Southern Natural Gas. Co. 144A notes
5.9s, 2017	25,000	24,283
Spectra Energy Capital, LLC sr. notes
8s, 2019	45,000	50,164
Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes 7.2s, 2011	135,000	140,312
Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2015	5,000	5,032
Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	10,000	10,536
TEPPCO Partners LP company guaranty
FRB 7s, 2067	35,000	30,325
Texas Competitive Electric Holdings Co.,
LLC company guaranty 10 1/4s, 2015	105,000	102,900
TransAlta Corp. notes 5 3/4s, 2013 (Canada)	30,000	29,266
TransCanada Pipelines, Ltd. jr. sub. FRN
6.35s, 2067 (Canada)	30,000	25,904
TransCanada Pipelines, Ltd. sr. unsec.
6.2s, 2037 Canada)	50,000	45,833
TXU Corp. sr. notes Ser. P, 5.55s, 2014	90,000	70,459
West Penn Power Co. 1st mtge. 5.95s, 2017	75,000	74,566
Westar Energy, Inc. 1st mtge. 5.15s, 2017	5,000	4,680
Westar Energy, Inc. 1st mtge. 5.1s, 2020	35,000	31,691
Williams Partners LP/ Williams Partners
Finance Corp. sr. unsec. notes 7 1/4s, 2017	15,000	15,000
		3,995,022

Total corporate bonds and notes
(cost $36,234,768)		$34,080,351

198

Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (3.2%)*

Principal amount		Value

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
2.633s, 2036	$62,000	$35,960
FRB Ser. 06-HE3, Class A2C,
2.633s, 2036	75,000	58,870
Ace Securities Corp. 144A Ser. 03-MH1,
Class M2, 6 1/2s, 2030 (F)	30,403	26,677
Aegis Asset Backed Securities Trust 144A
Ser. 04-6N, Class Note, 4 3/4s, 2035	2,980	—
AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 2.893s, 2029	122,652	83,440
American Express Credit Account Master
Trust 144A Ser. 04-C, Class C,
2.971s, 2012	13,650	13,095
Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 4.983s, 2036	54,000	2,743
Argent Securities, Inc. FRB Ser. 06-W4,
Class A2C, 2.643s, 2036	133,000	93,765
Asset Backed Funding Certificates FRB
Ser. 05-WMC1, Class M1, 2.923s, 2035	60,000	41,400
Asset Backed Funding Corp. NIM Trust
144A FRB Ser. 05-OPT1, Class B1,
4.983s, 2035	25,000	2,567
Asset Backed Securities Corp.
Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 2.673s, 2036	29,138	25,323
FRB Ser. 06-HE4, Class A5, 2.643s, 2036	98,000	73,500
FRB Ser. 06-HE7, Class A4, 2.623s, 2036	42,000	30,240
BankAmerica Manufactured Housing
Contract Trust Ser. 97-2, Class M,
6.9s, 2028	52,000	65,619
Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014	39,000	37,940
Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 2.983s, 2039	257,345	218,743
FRB Ser. 04-D, Class A, 2.873s, 2044	55,188	38,079
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M,
3.833s, 2038	25,403	19,370
FRB Ser. 03-SSRA, Class A,
3.183s, 2038	25,403	21,148
FRB Ser. 04-SSRA, Class A1,
3.083s, 2039	33,846	25,977
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 03-3, Class A2, 3.073s, 2043	75,539	66,957
FRB Ser. 03-1, Class A1, 2.983s, 2042	66,868	55,996
FRB Ser. 05-3, Class A1, 2.933s, 2035	42,428	35,474
Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	284,363	184,694
Ser. 00-A, Class A2, 7.575s, 2030	49,689	29,227
Ser. 99-B, Class A-5, 7.44s, 2020	186,563	117,534
Ser. 99-B, Class A3, 7.18s, 2015	189,172	113,541
Ser. 99-B, Class A2, 6.975s, 2012	6,523	3,926

ASSET-BACKED SECURITIES (3.2%)* continued

Principal amount		Value

Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 3.551s, 2010	$100,000	$99,936
Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	95,969	7,937
Ser. 00-4, Class A6, 8.31s, 2032	461,248	388,025
Ser. 00-5, Class A7, 8.2s, 2032	123,000	95,596
Ser. 00-5, Class A6, 7.96s, 2032	318,795	252,326
Ser. 02-1, Class M1F, 7.954s, 2033	67,000	60,807
Ser. 02-2, Class M1, 7.424s, 2033	32,000	27,709
Ser. 01-4, Class A4, 7.36s, 2033	224,533	210,971
Ser. 00-6, Class A5, 7.27s, 2031	66,009	60,081
Ser. 01-1, Class A5, 6.99s, 2032	765,877	707,579
Ser. 01-3, Class A4, 6.91s, 2033	84,463	79,421
Ser. 02-1, Class A, 6.681s, 2033	119,943	117,919
FRB Ser. 02-1, Class M1A, 4.521s, 2033	356,000	306,160
Countrywide Asset Backed Certificates
FRB Ser. 04-6, Class 2A5, 2.873s, 2034	51,684	40,831
DB Master Finance, LLC 144A Ser. 06-1,
Class M1, 8.285s, 2031	100,000	86,429
Fieldstone Mortgage Investment Corp.
FRB Ser. 05-1, Class M3, 3.023s, 2035	32,000	28,160
First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
2.633s, 2036	97,000	82,181
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 2.813s, 2036	137,000	94,557
FRB Ser. 06-2, Class 2A3, 2.653s, 2036	230,000	175,950
GE Corporate Aircraft Financing, LLC 144A
Ser. 04-1A, Class B, 3.333s, 2018	12,153	11,242
GEBL 144A
Ser. 04-2, Class D, 5.221s, 2032	69,513	35,451
Ser. 04-2, Class C, 3.321s, 2032 (F)	69,513	46,542
Granite Mortgages PLC FRB Ser. 03-3,
Class 1C, 4.268s, 2044 (United Kingdom)	50,482	43,055
Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019	84,545	53,137
Ser. 96-5, Class M1, 8.05s, 2027	33,057	27,675
Ser. 96-6, Class M1, 7.95s, 2027	173,000	151,098
Ser. 99-5, Class A5, 7.86s, 2030	442,660	376,703
Ser. 97-2, Class A7, 7.62s, 2028	10,792	11,230
Ser. 96-2, Class M1, 7.6s, 2026	98,000	76,367
Ser. 97-6, Class A9, 7.55s, 2029	30,652	28,766
Ser. 97-4, Class A7, 7.36s, 2029	55,016	52,766
Ser. 96-10, Class M1, 7.24s, 2028	63,000	57,015
Ser. 97-6, Class M1, 7.21s, 2029	73,000	53,370
Ser. 97-3, Class A5, 7.14s, 2028	14,474	14,772
Ser. 97-6, Class A8, 7.07s, 2029	10,508	10,455
Ser. 98-4, Class A7, 6.87s, 2030	19,673	19,574
Ser. 97-7, Class A8, 6.86s, 2029	35,320	33,487
Ser. 93-3, Class B, 6.85s, 2018	12,877	11,586
Ser. 99-3, Class A7, 6.74s, 2031	19,000	17,651
Ser. 99-3, Class A6, 6 1/2s, 2031	13,219	12,823

199

Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (3.2%)* continued

Principal amount		Value

Green Tree Financial Corp.
Ser. 98-6, Class A7, 6.45s, 2030	$13,424	$13,596
Ser. 99-2, Class A7, 6.44s, 2030	71,974	61,329
Ser. 98-7, Class M1, 6.4s, 2030	20,000	13,024
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	594,611	505,419
Ser. 99-5, Class A4, 7.59s, 2028	74,913	73,415
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	56,727	56,664
GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 2.633s, 2036	342,000	219,722
High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 3.258s, 2036
(Cayman Islands)	99,200	54,560
Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 2.813s, 2036	69,000	44,850
Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	2,425	2,415
Lehman ABS Manufactured Housing
Contract Ser. 01-B, Class M1, 6.63s, 2028	10,000	7,126
Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	700,649	593,909
IFB Ser. 07-3, Class 4B, IO, 4.298s, 2037	259,118	20,404
FRB Ser. 07-6, Class 2A1, 2.693s, 2037	694,848	501,471
LNR CDO, Ltd. 144A FRB Ser. 03-1A,
Class EFL, 5.481s, 2036 (Cayman Islands) (F)	120,000	59,956
Long Beach Mortgage Loan Trust
FRB Ser. 06-4, Class 2A4, 2.743s, 2036	66,000	32,781
FRB Ser. 06-1, Class 2A3, 2.673s, 2036	105,000	88,725
Marriott Vacation Club Owner Trust 144A
Ser. 04-1A, Class C, 5.265s, 2026	15,010	13,074
FRB Ser. 02-1A, Class A1, 3.182s, 2024	15,845	14,888
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	37,327	31,180
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	12,164	10,976
Ser. 04-B, Class C, 3.93s, 2012	6,134	5,564
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	62,336	53,609
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 2.643s, 2036	82,000	71,496
FRB Ser. 06-2, Class A2C, 2.633s, 2036	82,000	61,885
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	61,892	47,892
Ser. 95-B, Class B1, 7.55s, 2021	27,000	15,120
Ser. 00-D, Class A3, 6.99s, 2022	12,386	11,911
Ser. 98-A, Class M, 6.825s, 2028	31,000	23,148
Ser. 01-E, Class A4, 6.81s, 2031	118,478	93,124
Ser. 99-B, Class A3, 6.45s, 2017	39,219	33,002
Ser. 01-E, Class A, IO, 6s, 2009	124,976	2,624
Ser. 01-D, Class A3, 5.9s, 2022	86,268	62,975
Ser. 02-C, Class A1, 5.41s, 2032 (F)	175,435	147,570

ASSET-BACKED SECURITIES (3.2%)* continued

Principal amount		Value

Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4, 7.21s, 2030	$60,592	$49,516
Ocean Star PLC 144A
FRB Ser. 04, Class D, 5.016s, 2018
(Ireland)	30,000	26,730
FRB Ser. 05-A, Class D, 4.216s, 2012
(Ireland)	32,000	25,600
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 4.983s, 2035	10,000	1,100
Origen Manufactured Housing Ser. 04-B,
Class A2, 3.79s, 2017	8,913	8,634
People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1, Class 1A2,
2.613s, 2036	128,000	102,400
Permanent Financing PLC
FRB Ser. 3, Class 3C, 3.846s, 2042
(United Kingdom)	60,000	59,439
FRB Ser. 4, Class 3C, 3.496s, 2042
(United Kingdom)	110,000	104,918
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 3.813s, 2011
(United Kingdom)	116,000	100,968
FRB Ser. 04-2A, Class C, 3.656s, 2011
(United Kingdom)	100,000	83,842
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2,
2.673s, 2036	110,724	95,522
FRB Ser. 07-RZ1, Class A2,
2.643s, 2037	114,000	83,802
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 5.233s, 2035	52,000	1,040
Ser. 04-NT, Class Note, 4 1/2s, 2034
(In default) †	4,095	246
Securitized Asset Backed Receivables,
LLC FRB Ser. 07-NC2, Class A2B,
2.623s, 2037	107,000	72,225
SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO,
2.693s, 2036	139,000	65,400
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
2.653s, 2036	66,000	51,150
FRB Ser. 06-3, Class A3, 2.643s, 2036	344,000	272,029
Soundview Home Equity Loan Trust
144A FRB Ser. 05-CTX1, Class B1,
4.983s, 2035	29,000	1,740
Structured Asset Investment Loan Trust
FRB Ser. 06-BNC2, Class A6, 2.743s, 2036	66,000	31,952
Structured Asset Receivables Trust 144A
FRB Ser. 05-1, 3.318s, 2015	243,404	226,594
TIAA Real Estate CDO, Ltd. 144A FRB
Ser. 02-1A, Class III, 7.6s, 2037	100,000	91,274
WFS Financial Owner Trust Ser. 05-1,
Class D, 4.09s, 2012	2,101	2,140

Total asset-backed securities (cost $12,157,416)		$10,196,810

200

Putnam VT Global Asset Allocation Fund

PURCHASED OPTIONS OUTSTANDING (1.2%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with
Deutschbank for the
right to receive a fixed
rate of 5.385% versus
the three month
USD-LIBOR-BBA
maturing April 16, 2019.	Apr-09/5.385	$4,868,000	$269,492
Option on an interest
rate swap with
Deutschbank for the
right to pay a fixed rate
of 5.385% versus
the three month
USD-LIBOR-BBA
maturing April 16, 2019.	Apr-09/5.385	4,868,000	81,198
Option on an interest
rate swap with
Goldman Sachs
International for
the right to receive a
fixed rate of 5.355%
versus the three
month USD-LIBOR-
BBA maturing
November 12, 2019.	Nov-09/5.355	7,480,000	410,951
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.355%
versus the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	7,480,000	209,964
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 5.325%
versus the three month
USD-LIBOR-BBA
maturing April 8, 2019.	Apr-09/5.325	4,669,000	243,582
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.325%
versus the three month
USD-LIBOR-BBA
maturing April 8, 2019.	Apr-09/5.325	4,669,000	82,641
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 5.315%
versus the three month
USD-LIBOR-BBA
maturing on April 8, 2019.	Apr-09/5.315	4,669,000	241,154

PURCHASED OPTIONS OUTSTANDING (1.2%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate of
5.315% versus the three
month USD-LIBOR-
BBA maturing on
April 8, 2019.	Apr-09/5.315	$4,669,000	$83,855
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 5.355%
versus the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	7,480,000	410,951
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate of
5.355% versus the three
month USD-LIBOR-
BBA maturing
November 12, 2019.	Nov-09/5.355	7,480,000	209,964
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive
a fixed rate of 5.37%
versus the three
month USD-LIBOR-
BBA maturing
November 12, 2019.	Nov-09/5.37	7,480,000	416,112
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to pay a fixed rate of
5.37% versus the three
month USD-LIBOR-
BBA maturing
November 12, 2019.	Nov-09/5.37	7,480,000	206,672
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive
a fixed rate of 5.315%
versus the three
month USD-LIBOR-
BBA maturing
February 7, 2023.	Feb-13/5.315	9,514,000	531,928

201

Putnam VT Global Asset Allocation Fund

PURCHASED OPTIONS OUTSTANDING (1.2%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to pay a
fixed rate of 5.315%
versus the three
month USD-LIBOR-
BBA maturing
February 7, 2023.	Feb-13/5.315	$9,514,000	$496,916

Total purchased options outstanding (cost $3,487,740)			$3,895,380

SENIOR LOANS (0.8%)* (c)

	Principal amount	Value

Basic Materials (0.1%)
Aleris International, Inc. bank term
loan FRN Ser. B, 4.563s, 2013	$11,970	$10,339
Georgia-Pacific, LLC bank term loan
FRN Ser. B, 4.449s, 2013	17,908	16,884
Graphic Packaging Corp. bank term loan
FRN Ser. C, 5.587s, 2014	69,650	67,111
Huntsman International, LLC bank term
loan FRN Ser. B, 4.233s, 2012	260,000	240,608
Momentive Performance Materials, Inc.
bank term loan FRN 4 3/4s, 2013	17,763	16,218
NewPage Holding Corp. bank term
loan FRN 6.563s, 2014	17,910	17,762
		368,922

Capital Goods (0.1%)
Allied Waste Industries, Inc. bank term
loan FRN 6.82s, 2012	16,897	16,676
Allied Waste Industries, Inc. bank term
loan FRN 4.268s, 2012	28,103	27,736
Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN 2.1s, 2014	10,128	9,489
Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN Ser. B, 4.801s, 2014	197,097	184,655
Polypore, Inc. bank term loan FRN Ser. B,
4.74s, 2014	17,910	17,148
Sequa Corp. bank term loan FRN
6.025s, 2014	30,776	29,256
Transdigm, Inc. bank term loan FRN
4.801s, 2013	35,000	33,917
Wesco Aircraft Hardware Corp. bank
term loan FRN 5.06s, 2013	18,000	17,426
		336,303

Communication Services (0.2%)
Alltel Communications, Inc. bank term
loan FRN Ser. B2, 5.564s, 2015	129,673	128,733
Alltel Communications, Inc. bank term
loan FRN Ser. B3, 5.232s, 2015	135,000	134,021
Cricket Communications, Inc. bank term
loan FRN Ser. B, 6 1/2s, 2013	17,909	17,620

SENIOR LOANS (0.8%)* (c) continued

Principal amount		Value

Communication Services continued
Crown Castle International Corp. bank
term loan FRN 4.301s, 2014	$8,955	$8,516
Fairpoint Communications, Inc. bank
term loan FRN Ser. B, 5 3/4s, 2015	100,000	89,304
Intelsat Corp. bank term loan FRN
Ser. B2, 5.184s, 2011	5,984	5,673
Intelsat Corp. bank term loan FRN
Ser. B2-A, 5.184s, 2013	5,986	5,674
Intelsat Corp. bank term loan FRN
Ser. B2-C, 5.184s, 2013	5,984	5,673
Intelsat, Ltd. bank term loan FRN
5.688s, 2014 (Bermuda)	105,000	92,400
Level 3 Communications, Inc. bank
term loan FRN 4.893s, 2014	18,000	16,601
MetroPCS Wireless, Inc. bank term
loan FRN 4.989s, 2013	17,909	17,095
PAETEC Holding Corp. bank term loan
FRN Ser. B1, 4.983s, 2013	17,553	16,763
Time Warner Telecom, Inc. bank term
loan FRN Ser. B, 4.49s, 2013	17,909	17,126
West Corp. bank term loan FRN
5.092s, 2013	17,955	16,416
		571,615

Consumer Cyclicals (0.1%)
Allison Transmission bank term loan
FRN Ser. B, 5.333s, 2014	17,910	15,943
Aramark Corp. bank term loan
FRN 4.83s, 2014	1,075	1,014
Aramark Corp. bank term loan FRN
Ser. B, 4.676s, 2014	16,925	15,957
Dana Corp. bank term loan FRN
6 3/4s, 2015	17,910	16,328
Dex Media West, LLC/Dex Media Finance
Co. bank term loan FRN Ser. B, 6.814s, 2014	75,000	73,156
Goodman Global Holdings, Inc. bank term
loan FRN Ser. B, 7.502s, 2011	17,000	16,756
Goodyear Tire & Rubber Co. (The) bank
term loan FRN 4.54s, 2010	18,000	16,279
Harrah’s Operating Co., Inc. bank term
loan FRN Ser. B2, 5.919s, 2015	17,955	16,371
Lear Corp bank term loan FRN 5.133s, 2013	17,946	16,360
National Bedding Co. bank term loan
FRN 4.605s, 2011	7,980	6,384
Navistar Financial Corp. bank term loan
FRN 5.754s, 2012	4,800	4,530
Navistar International Corp. bank term
loan FRN 6.234s, 2012	13,200	12,458
Visteon Corp. bank term loan FRN Ser. B,
7.2s, 2013	225,000	180,352
Yankee Candle Co., Inc. bank term loan
FRN 4.805s, 2014	11,000	9,989
		401,877

202

Putnam VT Global Asset Allocation Fund

SENIOR LOANS (0.8%)* (c) continued

Principal amount		Value

Consumer Staples (0.1%)
Affinion Group, Inc. bank term loan
FRN Ser. B, 5.17s, 2013	$18,000	$17,340
Cablevision Systems Corp. bank term
loan FRN 4.225s, 2013	17,908	16,985
Charter Communications Operating,
LLC bank term loan FRN 8 1/2s, 2014	49,875	49,563
Charter Communications, Inc. bank term
loan FRN 4.9s, 2014	17,955	15,731
Cinemark USA, Inc. bank term loan FRN
4.482s, 2013	18,000	17,111
DirecTV Holdings, LLC bank term loan
FRN 5 1/4s, 2013	60,000	59,565
Idearc, Inc. bank term loan FRN Ser. B,
4.787s, 2014	17,955	14,314
Paxson Communications Corp. bank
term loan FRN Ser. B, 5.963s, 2012	30,000	24,000
Pinnacle Foods Holding Corp. bank term
loan FRN Ser. B, 5.37s, 2014	17,910	16,651
Spectrum Brands, Inc. bank term loan
FRN 2.309s, 2013	1,149	1,086
Spectrum Brands, Inc. bank term loan
FRN Ser. B1, 6.633s, 2013	16,806	15,937
Univision Communications, Inc. bank
term loan FRN Ser. B, 5.124s, 2014	18,000	14,756
VNU Group BV bank term loan FRN
Ser. B, 4.734s, 2013 (Netherlands)	17,954	16,714
		279,753

Financial (—%)
General Growth Properties, Inc. bank
term loan FRN Ser. A, 3.6s, 2010 (R)	20,000	17,871

Health Care (—%)
Health Management Associates, Inc.
bank term loan FRN 4.551s, 2014	17,105	15,873
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 7.62s, 2014	1,151	1,088
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. B, 4.483s, 2014	12,471	11,796
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. DD, 4.483s, 2014	4,315	4,081
Sun Healthcare Group, Inc. bank term
loan FRN 2.596s, 2014	3,001	2,791
Sun Healthcare Group, Inc. bank term
loan FRN er. B, 4.789s, 2014	18,801	17,485
Sun Healthcare Group, Inc. bank term
loan FRN Ser. DD, 4.912s, 2014	1,854	1,724
		54,838

Technology (0.1%)
First Data Corp. bank term loan FRN
Ser. B1, 5.261s, 2014	17,910	16,417
First Data Corp. bank term loan FRN
Ser. B3, 5.552s, 2014	125,000	114,740

SENIOR LOANS (0.8%)* (c) continued

	Principal amount	Value

Technology continued
Freescale Semiconductor, Inc. bank term
loan FRN Ser. B, 4.209s, 2013	$11,939	$10,778
SunGard Data Systems, Inc. bank term
loan FRN 4.508s, 2014	17,955	16,974
Travelport bank term loan FRN Ser. B,
4.733s, 2013	7,191	6,448
Travelport bank term loan FRN Ser. DD,
4.733s, 2013	10,755	9,658
		175,015

Transportation (0.1%)
Ceva Group PLC bank term loan FRN
7.38s, 2015 (Netherlands)	465,000	334,800

Utilities & Power (—%)
Energy Future Holdings Corp. bank term
loan FRN Ser. B2, 6.235s, 2014	17,955	16,603
NRG Energy, Inc. bank term loan FRN
4.346s, 2014	5,686	5,405
NRG Energy, Inc. bank term loan FRN
4.301s, 2014	11,607	11,035
		33,043

Total senior loans (cost $2,577,049)		$2,574,037

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)* (cost $488,986)

	Principal amount		Value

Brazil (Federal Republic of ) notes
10s, 2012	BRL	85,300	$491,484

INVESTMENT COMPANIES (0.1%)*

		Shares	Value

Harris & Harris Group, Inc. †		9,005	$54,030
iShares MSCI EAFE Index Fund		1,300	89,310
iShares Russell 2000 Growth Index Fund		1,300	99,008
iShares Russell 2000 Value Index Fund		3,000	192,000

Total investment companies (cost $521,643)			$434,348

MUNICIPAL BONDS AND NOTES (—%)*

		Principal
	Rating**	amount	Value

MI Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A, 7.309s, 6/1/34	Baa3	$45,000	$41,257
Tobacco Settlement Fin. Auth. of
WVA Rev. Bonds, Ser. A,
7.467s, 6/1/47	Baa3	100,000	89,334

Total municipal bonds and notes (cost $144,995)			$130,591

203

Putnam VT Global Asset Allocation Fund

CONVERTIBLE PREFERRED STOCKS (—%)* (cost $131,961)

	Shares	Value

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd.	140	$112,620

WARRANTS (—%)* † (cost $69,208)

	Expiration	Strike
	date	price	Warrants	Value

Air Arabia 144A
(issued by Merrill
Lynch International
& Co.) (United
Arab Emirates)	8/13/10	—	131,001	$65,265

SHORT-TERM INVESTMENTS (5.4%)*

Principal amount/shares		Value

Short-term investments held
as collateral for loaned securities
with yields ranging from 1.70%
to 3.75% and due dates ranging
from July 1, 2008 to
August 19, 2008 (d)	$6,740,209	$6,733,378
U.S. Treasury Bills for effective
yields ranging from 1.96% to
2.00% with a maturity date
of September 18, 2008 #	600,000	598,183
Putnam Prime Money Market Fund (e)	9,747,712	9,747,712

Total short-term investments (cost $17,079,273)		$17,079,273

Total investments (cost $498,118,086)		$502,098,148

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at June 30, 2008
(as a percentage of Portfolio Value):
United States	82.8%
Japan	3.1
United Kingdom	3.0
France	1.2
Australia	1.0
Italy	0.9
Belgium	0.9
Netherlands	0.8
Germany	0.7
Canada	0.6
Switzerland	0.5
Sweden	0.5
Austria	0.5
Other	3.5

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/08
(aggregate face value $55,286,926) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$12,188,143	$11,698,850	7/16/08	$489,293
Brazilian Real	805,358	731,237	7/16/08	74,121
British Pound	10,489,298	10,304,990	9/17/08	184,308
Canadian Dollar	404,486	406,005	7/16/08	(1,519)
Czech Koruna	160,944	160,602	9/17/08	342
Danish Krone	359,760	352,712	9/17/08	7,048
Euro	4,103,228	4,061,924	9/17/08	41,304
Hungarian Forint	23,574	22,371	9/17/08	1,203
Japanese Yen	3,991,468	4,003,512	8/20/08	(12,044)
Malaysian Ringgit	175,191	177,106	1/8/09	(1,915)
Malaysian Ringgit	178,457	183,395	8/20/08	(4,938)
Mexican Peso	2,406,528	2,367,017	7/16/08	39,511
Norwegian Krone	15,255,251	15,151,868	9/17/08	103,383
Polish Zloty	189,519	183,742	9/17/08	5,777
Singapore Dollar	86,998	86,704	8/20/08	294
South African Rand	335,684	330,682	7/16/08	5,002
Swiss Franc	4,590,278	4,537,481	9/17/08	52,797
Taiwan Dollar	73,139	72,758	8/20/08	381
Turkish Lira	461,274	453,970	9/17/08	7,304

Total				$991,652

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/08
(aggregate face value $90,853,296) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$3,070,109	$2,913,237	7/16/08	$(156,872)
British Pound	10,468,841	10,305,863	9/17/08	(162,978)
Canadian Dollar	11,752,607	11,767,578	7/16/08	14,971
Chilean Peso	118,807	132,865	7/17/08	14,058
Chinese Yuan	191,249	190,050	1/8/09	(1,199)
Euro	33,339,694	32,933,200	9/17/08	(406,494)
Hong Kong Dollar	606,800	607,602	8/20/08	802
Hungarian Forint	13,065	12,447	9/17/08	(618)
Japanese Yen	8,773,175	8,844,367	8/20/08	71,192
New Zealand Dollar	1,102,052	1,114,742	7/16/08	12,690
Norwegian Krone	2,015,308	2,000,460	9/17/08	(14,848)
Polish Zloty	164,626	160,651	9/17/08	(3,975)
Singapore Dollar	1,884,685	1,867,108	8/20/08	(17,577)
South Korean Won	906,523	907,762	8/20/08	1,239
Swedish Krona	10,035,204	10,010,803	9/17/08	(24,401)
Swiss Franc	6,211,247	6,076,490	9/17/08	(134,757)
Taiwan Dollar	883,909	879,158	8/20/08	(4,751)
Turkish Lira	132,087	128,913	9/17/08	(3,174)

Total				$(816,692)

204

Putnam VT Global Asset Allocation Fund

FUTURES CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Amsterdam
Exchanges
Index (Short)	7	$939,491	Jul-08	$71,845
Australian
Government
Treasury Bond
3 yr (Long)	70	16,899,135	Sep-08	53,144
Australian
Government
Treasury Bond
10 yr (Long)	122	82,054,482	Sep-08	258,222
Canadian
Government
Bond 10 yr (Long)	3	346,383	Sep-08	(2,107)
Canadian
Government
Bond 10 yr (Short)	8	923,688	Sep-08	5,469
Dow Jones Euro
Stoxx 50 Index (Short)	370	19,695,699	Sep-08	1,271,781
Euro-Bobl 5 yr (Long)	6	999,558	Sep-08	(14,507)
Euro-Bund 10 yr (Long)	62	10,796,475	Sep-08	(75,635)
Euro-Bund 10 yr (Short)	67	11,667,158	Sep-08	205,566
Euro-CAC 40 Index (Short)	25	1,749,714	Jul-08	87,702
Euro-Dollar 90 day (Short)	8	1,929,400	Jun-09	14,391
Euro-Dollar 90 day (Short)	27	6,494,513	Sep-09	51,552
Euro-Dollar 90 day (Short)	43	10,313,013	Dec-09	91,384
Euro-Dollar 90 day (Short)	2	478,725	Mar-10	2,870
Euro-Schatz 2 yr (Long)	59	9,507,947	Sep-08	(60,877)
Euro-Schatz 2 yr (Short)	20	3,223,033	Sep-08	(5,019)
Hang Seng Index (Long)	106	15,036,232	Jul-08	(425,260)
IBEX 35 Index (Short)	1	188,264	Jul-08	12,851
Japanese Government
Bond 10 yr (Long)	7	8,943,124	Sep-08	68,354
Japanese Government
Bond 10 yr Mini (Short)	9	1,148,048	Sep-08	(8,269)
New Financial Times
Stock Exchange 100
Index (Long)	207	23,303,219	Sep-08	(708,678)
New Financial Times
Stock Exchange 100
Index (Short)	52	5,853,949	Sep-08	186,903
OMXS 30 Index (Short)	183	2,622,670	Jul-08	251,544
Russell 2000 Index
Mini (Long)	8	553,360	Sep-08	(30,776)
Russell 2000 Index
Mini (Short)	502	34,723,340	Sep-08	1,960,885
S&P 500 Index
E-Mini (Long)	642	41,120,100	Sep-08	(2,338,199)
S&P 500 Index
E-Mini (Short)	117	7,493,850	Sep-08	332,631
S&P Mid Cap 400 Index
E-Mini (Long)	63	5,173,560	Sep-08	(209,916)

FUTURES CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

S&P Mid Cap 400
Index E-Mini (Short)	76	$6,241,120	Sep-08	$252,928
S&P/MIB Index (Short)	7	1,635,786	Sep-08	66,696
S&P/Toronto Stock
Exchange 60 Index
(Short)	10	1,702,772	Sep-08	36,991
SGX MSCI Singapore
Index (Short)	17	896,014	Jul-08	18,194
SPI 200 Index (Short)	35	4,355,759	Sep-08	151,668
Sterling Interest Rate
90 day (Long)	10	2,336,404	Dec-08	(25,317)
Sterling Interest Rate
90 day (Long)	47	10,989,296	Jun-09	(133,949)
Sterling Interest Rate
90 day (Long)	44	10,288,948	Sep-09	(117,285)
Sterling Interest Rate
90 day (Long)	10	2,337,276	Mar-09	(29,191)
Tokyo Price Index (Short)	109	13,555,603	Sep-08	857,696
U.K. Gilt 10 yr (Long)	4	832,281	Sep-08	(16,037)
U.K. Gilt 10 yr (Short)	13	2,704,912	Sep-08	51,371
U.S. Treasury Bond
20 yr (Long)	168	19,419,750	Sep-08	395,520
U.S. Treasury Note
2 yr (Short)	1,376	290,615,500	Sep-08	(281,060)
U.S. Treasury Note
5 yr (Short)	33	3,648,305	Sep-08	3,563
U.S. Treasury Note
10 yr (Long)	593	67,555,672	Sep-08	554,798

Total				$2,834,437

WRITTEN OPTIONS OUTSTANDING at 6/30/08
(premiums received $3,719,328) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.00%
versus the three month
USD-LIBOR-BBA maturing
on December 19, 2018.	$6,158,000	Dec-08/5	$210,296
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of
5.00% versus the three
month USD-LIBOR-BBA
maturing on December 19, 2018.	6,158,000	Dec-08/5	117,187

205

Putnam VT Global Asset Allocation Fund

WRITTEN OPTIONS OUTSTANDING at 6/30/08
(premiums received $3,719,328) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of
4.735% versus the three
month USD-LIBOR-BBA
maturing on May 19, 2019.	$6,186,000	May-09/4.735	$251,770
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 4.735%
versus the three month
USD-LIBOR-BBA
maturing on May 19, 2019.	6,186,000	May-09/4.735	171,167
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.215%
versus the three month
USD-LIBOR-BBA maturing
on February 18, 2020.	7,801,000	Feb-10/5.215	387,398
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of
5.215% versus the three
month USD-LIBOR-BBA
maturing on
February 18, 2020.	7,801,000	Feb-10/5.215	283,722
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.22%
versus the three month
USD-LIBOR-BBA maturing
on February 24, 2020.	5,475,000	Feb-10/5.22	273,257
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.08%
versus the three month
USD-LIBOR-BBA maturing
on February 24, 2020.	5,475,000	Feb-10/5.08	243,419
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of
5.08% versus the three
month USD-LIBOR-BBA
maturing on
February 24, 2020.	5,475,000	Feb-10/5.08	226,282
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of
5.22% versus the three
month USD-LIBOR-BBA
maturing on
February 24, 2020.	5,475,000	Feb-10/5.22	199,454

WRITTEN OPTIONS OUTSTANDING at 6/30/08
(premiums received $3,719,328) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.51%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	$1,966,000	May-12/5.51	$124,526
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of
5.51% versus the three
month USD-LIBOR-BBA
maturing on May 14, 2022.	1,966,000	May-12/5.51	85,973
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate
of 5.31% versus the three
month USD-LIBOR-BBA
maturing on August 29, 2018.	11,085,000	Aug-08/5.31	545,160
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 5.31% versus the
three month USD-LIBOR-
BBA maturing on
August 29, 2018.	11,085,000	Aug-08/5.31	27,491
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate
of 4.935% versus the three
month USD-LIBOR-BB
maturing March 2, 2019.	3,554,000	Feb-09/4.935	118,916
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 4.935% versus the
three month USD-LIBOR-
BBA maturing March 2, 2019.	3,554,000	Feb-09/4.935	95,603
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate
of 5.515% versus the three
month USD-LIBOR-BBA
maturing on May 14, 2022.	983,000	May-12/5.515	62,538
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 5.515% versus the
three month USD-LIBOR-
BBA maturing on May 14, 2022.	983,000	May-12/5.515	42,869

206

Putnam VT Global Asset Allocation Fund

WRITTEN OPTIONS OUTSTANDING at 6/30/08
(premiums received $3,719,328) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate
of 5.52% versus the three
month USD-LIBOR-BBA
maturing on May 14, 2022.	$393,000	May-12/5.52	$25,034
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 5.52% versus the
three month USD-LIBOR-
BBA maturing on May 14, 2022.	393,000	May-12/5.52	17,068

Total			$3,509,130

TBA SALE COMMITMENTS OUTSTANDING at 6/30/08
(proceeds receivable $90,870,273) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

FNMA, 5s, July 1, 2038	$10,000,000	7/14/08	$9,582,031
FNMA, 5 1/2s, July 1, 2038	81,000,000	7/14/08	79,810,318
FNMA, 6 1/2s, July 1, 2038	2,000,000	7/14/08	2,057,188

Total			$91,449,537

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$4,509,000	$—	1/28/24	3 month USD-LIBOR-BBA	5.2125%	$247,658

3,658,000	—	6/6/18	4.6675%	3 month USD-LIBOR-BBA	(3,570)

1,500,000	—	3/30/09	3.075%	3 month USD-LIBOR-BBA	(11,993)

4,261,000	—	5/23/10	3 month USD-LIBOR-BBA	3.155%	(24,576)

4,370,000	—	12/22/09	3.965%	3 month USD-LIBOR-BBA	(40,985)

3,500,000	—	1/14/10	3 month USD-LIBOR-BBA	4.106%	84,895

4,700,000	—	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(116,312)

1,719,000	—	9/24/09	3 month USD-LIBOR-BBA	4.7375%	51,894

940,000	—	6/17/15	4.555%	3 month USD-LIBOR-BBA	(5,402)

340,000	—	6/23/15	4.466%	3 month USD-LIBOR-BBA	(31)

140,000	—	6/23/15	4.45%	3 month USD-LIBOR-BBA	122

170,000	—	6/24/15	4.39%	3 month USD-LIBOR-BBA	774

2,300,000	—	10/21/15	4.943%	3 month USD-LIBOR-BBA	(73,427)

204,000	—	10/3/16	5.15630%	3 month USD-LIBOR-BBA	(9,545)

600,000	—	9/1/15	3 month USD-LIBOR-BBA	4.53%	9,311

1,375,000	—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(8,073)

Bear Stearns Bank plc
2,800,000	—	4/24/12	5.027%	3 month USD-LIBOR-BBA	(103,041)

Citibank, N.A.
190,000	—	4/7/14	5.377%	3 month USD-LIBOR-BBA	(11,029)

2,220,000	—	7/27/09	5.504%	3 month USD-LIBOR-BBA	(95,025)

4,768,000	—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(98,795)

5,577,000	—	11/9/09	4.387%	3 month USD-LIBOR-BBA	(94,592)

5,731,000	—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(210,991)

140,000	—	11/9/17	3 month USD-LIBOR-BBA	5.07641%	5,087

7,854,000	—	12/24/09	3 month USD-LIBOR-BBA	3.8675%	62,260

1,478,000	—	12/24/27	4.9425%	3 month USD-LIBOR-BBA	(3,822)

Credit Suisse First Boston International
6,200,000	—	11/17/09	3.947%	3 month USD-LIBOR-BBA	(64,216)

3,140,000	—	3/9/09	3 month USD-LIBOR-BBA	3.195%	30,349

2,750,000	—	10/7/14	3 month USD-LIBOR-BBA	4.624%	43,503

207

Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
CHF	1,500,000		$—	3/13/18	6 month CHF-LIBOR-BBA	3.3175%	$(52,955)

CHF	6,590,000		—	3/15/10	2.59%	6 month CHF-LIBOR-BBA	84,277

CHF	6,590,000		—	3/15/10	2.6625%	6 month CHF-LIBOR-BBA	75,138

CHF	1,500,000		—	3/14/18	6 month CHF-LIBOR-BBA	3.3%	(55,117)

	$315,000		—	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(15,493)

	185,000		—	3/21/16	3 month USD-LIBOR-BBA	5.20497%	10,569

	570,000		—	10/16/17	3 month USD-LIBOR-BBA	5.297%	31,479

	303,000		—	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(15,274)

Deutsche Bank AG
EUR	870,000	(E)	—	4/26/38	6 month EUR-EURIBOR-Reuters	5.065%	17,963

EUR	11,780,000	(E)	—	4/30/12	6 month EUR-EURIBOR-Reuters	4.31%	(249,714)

EUR	10,070,000	(E)	—	4/30/15	4.475%	6 month EUR-EURIBOR-Reuters	292,762

EUR	2,820,000	(E)	—	4/30/20	6 month EUR-EURIBOR-Reuters	4.7975%	(68,484)

GBP	3,361,000		—	6/26/10	6 month GBP-LIBOR-BBA	6.18%	(6,554)

	$1,300,000		—	10/16/17	3 month USD-LIBOR-BBA	5.297%	71,795

	890,000		—	11/7/17	3 month USD-LIBOR-BBA	5.056%	30,965

Goldman Sachs International
	1,376,000		—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(31,086)

EUR	7,490,000		—	3/26/10	6 month EUR-EURIBOR-Reuters	4.129%	(245,057)

GBP	6,240,000		—	3/29/10	6 month GBP-LIBOR-BBA	5.25%	(218,664)

GBP	1,520,000		—	3/27/18	5.0675%	6 month GBP-LIBOR-BBA	141,049

	$7,947,000		—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(268,629)

CHF	10,080,000		—	4/5/10	2.89%	6 month CHF-LIBOR-BBA	86,817

CHF	2,310,000		—	4/3/18	6 month CHF-LIBOR-BBA	3.42%	(64,248)

	$1,094,000		—	4/8/10	3 month USD-LIBOR-BBA	2.64%	(15,554)

	1,385,000		—	4/23/18	4.43%	3 month USD-LIBOR-BBA	21,956

	707,000		—	5/19/18	4.525%	3 month USD-LIBOR-BBA	6,765

	2,088,000		—	5/30/28	5.014%	3 month USD-LIBOR-BBA	(27,191)

JPY	988,030,000		—	5/7/10	6 month JPY-LIBOR-BBA	1.09125%	(12,934)

JPY	217,370,000	(E)	—	5/7/18	2.205%	6 month JPY-LIBOR-BBA	3,855

	$1,105,000		—	9/29/08	5.085%	3 month USD-LIBOR-BBA	(20,051)

	368,000		—	9/29/16	3 month USD-LIBOR-BBA	5.1275%	18,905

	191,000		—	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(10,865)

	4,700,000		—	7/25/09	5.327%	3 month USD-LIBOR-BBA	(189,782)

	5,302,000		—	11/20/08	5.16%	3 month USD-LIBOR-BBA	(60,440)

	1,191,000		—	11/20/26	3 month USD-LIBOR-BBA	5.261%	54,140

	5,186,000		—	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(57,583)

	1,145,000		—	11/21/26	3 month USD-LIBOR-BBA	5.2075%	44,480

	937,000		—	12/20/16	3 month USD-LIBOR-BBA	5.074%	32,939

	1,130,000		—	1/8/12	3 month USD-LIBOR-BBA	4.98%	54,904

	6,500,000		—	10/1/12	3 month USD-LIBOR-BBA	4.909%	223,235

	170,000		—	11/9/17	3 month USD-LIBOR-BBA	5.071%	6,106

	560,000		—	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(31,313)

	195,000		—	5/3/16	5.565%	3 month USD-LIBOR-BBA	(14,067)

	1,167,000		—	9/14/14	4.906%	3 month USD-LIBOR-BBA	(47,106)

	570,000		—	9/14/17	5.0625%	3 month USD-LIBOR-BBA	(26,288)

	4,241,200		—	9/19/09	3 month USD-LIBOR-BBA	4.763%	130,879

	7,918,200		—	9/21/09	3 month USD-LIBOR-BBA	4.60%	221,901

	2,205,200		—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(114,203)

	440,000		—	11/9/17	3 month USD-LIBOR-BBA	5.08%	16,114

	12,293,000		—	1/16/18	5.790%	3 month USD-LIBOR-BBA	(1,336,237)

208

Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
$6,134,000	$—	5/16/18	4.53%	3 month USD-LIBOR-BBA	$54,918

4,000,000	—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(41,564)

1,400,000	—	4/23/17	5.186%	3 month USD-LIBOR-BBA	(64,679)

3,435,000	—	8/15/11	5.412%	3 month USD-LIBOR-BBA	(206,897)

17,750,000	—	3/5/18	4.325%	3 month USD-LIBOR-BBA	248,339

3,558,000	—	3/7/18	4.45%	3 month USD-LIBOR-BBA	13,678

3,491,000	—	3/12/18	3 month USD-LIBOR-BBA	4.4525%	(14,781)

860,000	—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(15,807)

6,694,000	—	3/11/38	5.03%	3 month USD-LIBOR-BBA	(152,250)

19,113,000	—	3/15/10	3 month USD-LIBOR-BBA	2.5%	(171,562)

34,240,000	—	3/22/10	3 month USD-LIBOR-BBA	2.23%	(503,326)

16,987,000	—	3/20/13	3 month USD-LIBOR-BBA	3.13%	(660,878)

26,144,000	—	3/25/10	3 month USD-LIBOR-BBA	2.325%	(337,974)

13,216,000	—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	(169,187)

8,000,000	—	1/17/16	4.946%	3 month USD-LIBOR-BBA	(356,029)

208,000	—	9/18/16	5.291%	3 month USD-LIBOR-BBA	(13,273)

4,245,000	—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	(110,528)

1,295,000	—	9/28/08	5.096%	3 month USD-LIBOR-BBA	(23,941)

7,101,000	—	5/23/10	3 month USD-LIBOR-BBA	3.16%	(40,209)

3,900,000	—	3/7/15	3 month USD-LIBOR-BBA	4.798%	132,747

3,600,000	—	6/27/17	3 month USD-LIBOR-BBA	5.712%	291,574

4,220,000	—	7/5/17	3 month USD-LIBOR-BBA	4.55%	43,895

1,650,000	—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(67,054)

2,300,000	—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(98,002)

5,288,000	—	11/20/08	5.165%	3 month USD-LIBOR-BBA	(60,908)

1,188,000	—	11/20/26	3 month USD-LIBOR-BBA	5.266%	54,735

800,000	—	7/25/17	3 month USD-LIBOR-BBA	5.652%	76,334

746,000	—	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(25,491)

4,688,000	—	1/31/17	3 month USD-LIBOR-BBA	5.415%	359,286

4,916,000	—	3/8/17	3 month USD-LIBOR-BBA	5.28%	313,759

432,000	—	9/28/16	3 month USD-LIBOR-BBA	5.1223%	22,155

5,200,000	—	8/7/12	3 month USD-LIBOR-BBA	5.194%	292,209

820,000	—	6/16/15	4.538%	3 month USD-LIBOR-BBA	(3,997)

200,000	—	6/24/15	4.387%	3 month USD-LIBOR-BBA	946

2,860,000	—	6/29/15	3 month USD-LIBOR-BBA	4.296%	(29,797)

574,000	—	8/2/15	3 month USD-LIBOR-BBA	4.6570%	14,331

10,100,000	—	8/13/12	3 month USD-LIBOR-BBA	5.2%	568,718

2,357,000	—	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(153,869)

716,000	—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(45,217)

7,918,200	—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	223,353

2,205,200	—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(114,364)

865,000	—	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(50,502)

4,194,000	—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(96,684)

540,000	—	11/7/17	3 month USD-LIBOR-BBA	5.05771%	18,859

5,577,000	—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(95,458)

5,731,000	—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(214,087)

5,842,000	—	12/11/17	3 month USD-LIBOR-BBA	4.65%	8,530

1,478,000	—	12/24/27	4.9675%	3 month USD-LIBOR-BBA	(8,485)

7,200,000	—	8/4/08	3 month USD-LIBOR-BBA	5.40%	144,423

4,000,000	—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	334,107

209

Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
	$1,400,000		$—	9/2/15	3 month USD-LIBOR-BBA	4.4505%	$14,514

	2,100,000		—	10/21/15	4.916%	3 month USD-LIBOR-BBA	(63,404)

	4,292,000		—	1/18/18	4.27625%	3 month USD-LIBOR-BBA	66,558

	925,000		—	1/24/18	4.135%	3 month USD-LIBOR-BBA	25,810

	1,233,000		—	1/24/18	4.175%	3 month USD-LIBOR-BBA	30,366

	1,233,000		—	1/24/18	4.1625%	3 month USD-LIBOR-BBA	31,629

	11,302,000		—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(211,765)

	9,700,000		—	2/4/10	3 month USD-LIBOR-BBA	2.835%	(13,241)

	1,500,000		—	2/4/18	3 month USD-LIBOR-BBA	4.2625%	(26,574)

	800,000		—	4/17/09	5.12%	3 month USD-LIBOR-BBA	(16,837)

	200,000		—	4/17/17	3 month USD-LIBOR-BBA	5.266%	10,617

Lehman Brothers Special Financing, Inc.
	4,690,000		28,209	2/26/18	4.65%	3 month USD-LIBOR-BBA	(32,762)

	27,400,000		—	4/8/13	3.435%	3 month USD-LIBOR-BBA	899,668

	24,600,000		—	4/8/13	3 month USD-LIBOR-BBA	3.435%	(807,731)

	2,900,000		—	5/9/13	3 month USD-LIBOR-BBA	3.875%	(41,987)

	11,710,000	(E)	—	7/2/18	5.19%	3 month USD-LIBOR-BBA	—

EUR	8,120,000	(E)	—	7/2/18	6 month EUR-EURIBOR-Reuters	4.9425%	—

	$24,000,000		—	6/9/13	4.2075%	3 month USD-LIBOR-BBA	22,911

EUR	3,080,000	(E)	—	6/11/38	4.52%	6 month EUR-EURIBOR-Reuters	136,304

	$4,620,000	(E)	—	6/11/38	3 month USD-LIBOR-BBA	5.54%	89,720

EUR	1,960,000	(E)	—	6/12/38	4.7625%	6 month EUR-EURIBOR-Reuters	29,633

	$2,940,000	(E)	—	6/12/38	3 month USD-LIBOR-BBA	5.4175%	29,547

EUR	3,582,000	(E)	—	6/12/18	4.7225%	6 month EUR-EURIBOR-Reuters	42,423

	$5,315,000	(E)	—	6/12/18	3 month USD-LIBOR-BBA	5.1575%	(9,301)

	24,000,000		—	6/24/13	3 month USD-LIBOR-BBA	4.41375%	173,602

	2,000,000		—	6/26/13	3 month USD-LIBOR-BBA	4.465%	18,840

	8,494,000		—	3/20/13	3 month USD-LIBOR-BBA	3.215%	(297,515)

	22,430,000		—	3/26/10	3 month USD-LIBOR-BBA	2.3525%	(279,079)

	22,430,000		—	3/26/10	3 month USD-LIBOR-BBA	2.395%	(260,638)

	1,455,000	(E)	—	3/26/38	5.05%	3 month USD-LIBOR-BBA	26,976

	2,910,000	(E)	—	3/22/38	5.29%	3 month USD-LIBOR-BBA	(87)

	8,506,000		—	3/20/13	3 month USD-LIBOR-BBA	3.06%	(358,029)

EUR	1,940,000	(E)	—	3/22/38	6 month EUR-EURIBOR-Reuters	4.864%	(8,066)

	$21,100,000		—	3/25/13	3 month USD-LIBOR-BBA	3.2292%	(730,402)

	7,100,000		—	3/25/38	4.583%	3 month USD-LIBOR-BBA	349,931

GBP	4,990,000		—	3/22/10	6 month GBP-LIBOR-BBA	5.075%	(207,302)

GBP	1,410,000		—	3/20/18	4.99%	6 month GBP-LIBOR-BBA	147,828

EUR	1,260,000	(E)	—	3/29/38	6 month EUR-EURIBOR-Reuters	4.9625%	10,220

	$6,663,000		—	4/3/18	4.087%	3 month USD-LIBOR-BBA	280,941

EUR	11,830,000	(E)	—	4/12/12	6 month EUR-EURIBOR-Reuters	4.10%	(320,082)

EUR	10,070,000	(E)	—	4/13/15	4.31%	6 month EUR-EURIBOR-Reuters	399,019

EUR	2,810,000	(E)	—	4/13/20	6 month EUR-EURIBOR-Reuters	4.6575%	(112,186)

	$4,760,000		—	5/30/10	3 month USD-LIBOR-BBA	3.4275%	(3,587)

	1,186,000		—	4/16/18	3 month USD-LIBOR-BBA	4.405%	(20,401)

	1,366,000		—	4/19/38	4.8425%	3 month USD-LIBOR-BBA	22,258

	1,140,000		—	4/21/38	4.945%	3 month USD-LIBOR-BBA	606

	1,305,000	(E)	—	4/26/38	5.3325%	3 month USD-LIBOR-BBA	(4,476)

	5,700,000		—	5/29/12	5.28%	3 month USD-LIBOR-BBA	(256,439)

	9,514,000		—	5/18/18	4.2375%	3 month USD-LIBOR-BBA	306,234

210

Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
EUR	3,582,000	(E)	$—	6/3/18	6 month EUR-EURIBOR-Reuters	4.912%	$(5,867)

	$5,315,000	(E)	—	6/3/18	5.28%	3 month USD-LIBOR-BBA	(14,138)

	20,172,000		—	6/3/10	3 month USD-LIBOR-BBA	3.41%	(27,892)

	3,098,000		—	6/3/38	5.0975%	3 month USD-LIBOR-BBA	(65,863)

	1,100,000		—	8/24/12	5.085%	3 month USD-LIBOR-BBA	(56,202)

	2,301,405		—	8/29/09	5.005%	3 month USD-LIBOR-BBA	(81,049)

	3,868,000		—	8/29/09	5.001%	3 month USD-LIBOR-BBA	(136,400)

	521,000		—	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(34,103)

	599,280		—	8/29/12	5.075%	3 month USD-LIBOR-BBA	(30,320)

	4,710,000		—	12/28/16	5.084%	3 month USD-LIBOR-BBA	(165,949)

	143,130		—	8/29/17	3 month USD-LIBOR-BBA	5.32%	9,678

	10,375,000		—	8/3/08	3 month USD-LIBOR-BBA	5.425%	209,376

	7,663,000		—	8/3/11	5.445%	3 month USD-LIBOR-BBA	(474,129)

	8,408,000		—	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(731,014)

	6,250,000		—	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(420,254)

	6,530,000		—	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(315,604)

	2,123,000		—	10/23/08	3 month USD-LIBOR-BBA	5.26%	24,731

	853,000		—	10/23/16	3 month USD-LIBOR-BBA	5.3275%	48,388

	2,123,000		—	10/23/08	5.255%	3 month USD-LIBOR-BBA	(24,668)

	853,000		—	10/23/16	5.325%	3 month USD-LIBOR-BBA	(48,239)

	7,400,000		—	11/29/08	3 month USD-LIBOR-BBA	5.045%	80,699

	2,610,000		—	11/29/16	3 month USD-LIBOR-BBA	5.02%	86,569

	660,000		—	11/29/26	3 month USD-LIBOR-BBA	5.135%	19,589

	5,953,000		—	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(157,367)

	4,500,000		—	3/16/09	4.9275%	3 month USD-LIBOR-BBA	(118,837)

	1,458,000		—	9/11/17	5.0525%	3 month USD-LIBOR-BBA	(66,504)

	2,827,500		—	9/19/09	3 month USD-LIBOR-BBA	4.755%	86,907

	7,918,200		—	9/24/09	3 month USD-LIBOR-BBA	4.695%	234,103

	2,205,200		—	9/24/17	5.285%	3 month USD-LIBOR-BBA	(137,756)

	4,768,000		—	10/26/12	4.61375%	3 month USD-LIBOR-BBA	(96,057)

	300,000		—	11/7/17	3 month USD-LIBOR-BBA	5.05521%	10,419

	5,577,000		—	11/9/09	4.403%	3 month USD-LIBOR-BBA	(95,892)

	5,731,000		—	11/9/17	5.067%	3 month USD-LIBOR-BBA	(204,100)

	770,000		—	11/9/17	3 month USD-LIBOR-BBA	5.068%	27,477

	1,588,000		—	12/11/17	3 month USD-LIBOR-BBA	4.839%	25,429

	7,854,000		—	12/24/09	3 month USD-LIBOR-BBA	3.84625%	59,793

	15,907,000		—	2/8/10	2.728%	3 month USD-LIBOR-BBA	58,696

	11,512,000		—	2/7/18	4.217%	3 month USD-LIBOR-BBA	249,971

	6,294,000		—	2/21/18	4.599%	3 month USD-LIBOR-BBA	(55,753)

	900,000		—	2/4/38	3 month USD-LIBOR-BBA	4.806%	(9,915)

EUR	970,000	(E)	—	3/26/38	6 month EUR-EURIBOR-Reuters	4.74%	(18,546)

	$22,430,000		—	3/26/10	3 month USD-LIBOR-BBA	2.325%	(291,024)

EUR	7,490,000		—	3/29/10	6 month EUR-EURIBOR-Reuters	4.25%	(223,068)

	$1,890,000	(E)	—	3/29/38	5.31%	3 month USD-LIBOR-BBA	(3,081)

Merrill Lynch Capital Services, Inc.
	4,768,000		—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(96,605)

	1,260,000		—	11/6/17	5.00693%	3 month USD-LIBOR-BBA	(39,083)

211

Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
GBP	2,350,000	$—	3/28/18	5.065%	6 month GBP-LIBOR-BBA	$218,910

GBP	9,760,000	—	3/29/10	6 month GBP-LIBOR-BBA	5.21%	(356,430)

	$251,000	—	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(15,796)

	818,000	—	2/20/17	5.192%	3 month USD-LIBOR-BBA	(47,736)

Total						$(6,875,614)

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
	$1,600,000	(2)(F)	7/2/08	(Banc of America	The spread	$123,414
				Securities AAA	return of Banc
				10 yr Index	of America
				multiplied by	Securities- CMBS
				the modified	AAA 10 year Index
duration factor
minus 150 bp)

Citibank, N.A.
	11,927,514		1/15/09	3 month USD-	Russell 2000	(20,102)
				LIBOR-BBA minus	Total Return
				110 bp	Index

Credit Suisse International
	3,974,000	(2)(F)	8/1/08	(Beginning	The spread	144,312
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor
minus 450 bp)

Goldman Sachs International
	178,000	(F)	9/15/11	678 bp (1 month	Ford Credit Auto	(2,475)
				USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

	5,000,000	(2)(F)	7/2/08	(Banc	The spread	206,970
				of America	return of Banc
				Securities AAA	of America
				10 year Index	Securities- CMBS
				multiplied by	AAA 10 year Index
the modified
duration factor
minus 125 bp)

	1,880,000	(1)(F)	11/2/08	20 bp plus	The spread	(49,861)
				change in spread	return of Banc
				of Banc	of America
				of America	Securities- CMBS
				Securities AAA	AAA 10 year Index
10 year Index
multiplied by
the modified
duration factor

EUR	6,168,000	(F)	3/26/09	(2.27%)	Eurostat	76,749
Eurozone HICP
excluding tobacco

212

Putnam VT Global Asset Allocation Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International continued

EUR	3,040,000		4/30/13	2.375%	French Consumer	$(105,138)
Price Index
excluding tobacco

EUR	3,040,000	(F)	4/30/13	(2.41%)	Eurostat	144,588
Eurozone HICP
excluding tobacco

EUR	3,040,000		5/6/13	2.34%	French Consumer	(110,598)
Price Index
excluding tobacco

EUR	3,040,000		5/6/13	(2.385%)	Eurostat	122,759
Eurozone HICP
excluding tobacco

GBP	1,824,000		5/9/13	3.10%	GBP Non-revised	(122,301)
Retail Price
Index

JPMorgan Chase Bank, N.A.
	$834,750	(1)(F)	8/1/08	Change in spread	The spread	(85,862)
				of Lehman	return of Lehman
				Brothers AAA	Brothers AAA
				8.5+ Commercial	8.5+ CMBS Index
				Mortgage Backed	adjusted by
				Securities Index	modified
				minus 17.5 bp	duration factor

	4,076,286		4/15/09	(3 month USD-	A basket	(903,503)
				LIBOR-BBA plus	of common stocks
25 bp)

	4,085,165		4/15/09	(3 month USD-	A basket	1,104,572
				LIBOR-BBA minus	of common stocks
40 bp)

	3,416,387		9/24/08	3 month USD-	Russell 2000	168,389
				LIBOR-BBA	Total Return
Index

Lehman Brothers Special Financing, Inc.
	3,084,000		7/2/10	(3.4075%)	USA Non Revised	—
Consumer Price
Index- Urban
(CPI-U)

	2,383,000	(2)(F)	8/1/08	(Beginning	The spread	(141,112)
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index)	duration factor

	2,085,000	(2)	9/1/08	(Beginning	The spread	(116,687)
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index)	duration factor

	1,791,000	(1)	7/1/08	Lehman Brothers	The spread	(36,857)
				SD CMBS AAA 8.5+	return of Lehman
				Index multiplied	Brothers SD CMBS
				by the modified	AAA 8.5+ Index
duration factor
minus 75 bp

213

Putnam VT Global Asset Allocation Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$3,600,000	(1)(F)	9/1/08	66.7 bp plus	The spread	$(354,240)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

3,250,000	(2)(F)	7/2/08	(Beginning	The spread	310,810
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 230 bp)

1,990,000	(2)	7/1/08	(Beginning	The spread	(88,579)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 100 bp)

1,435,000	(1)(F)	8/1/08	Lehman Brothers	The spread	(13,856)
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
plus 40 bp

1,435,000	(1)(F)	8/1/08	Lehman Brothers	The spread	(13,139)
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
plus 50 bp

3,666,000	(1)(F)	8/1/08	Lehman Brothers	The spread	(47,313)
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
minus 25 bp

Merrill Lynch Capital Services
757,092		10/28/08	3 month USD-	Russell 2000	20,182
			LIBOR-BBA minus	Total Return
			105 bp	Index

Morgan Stanley Capital Services, Inc.
3,722,000	(1)(F)	8/1/08	Beginning	The spread	(39,217)
			of period nominal	return of Lehman
			spread of Lehman	Brothers Aaa
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

Total					$171,905

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

(1) Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

(2) Fund pays the net fixed and total return payment if positive and receives the net fixed and total return payment if negative.

214

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	$—		$10,000		12/20/08	550 bp	$(300)

BSKYB Finance UK Plc, 5
3/4%, 10/20/17	—		545,000		2/20/09	(50 bp)	(334)

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—		95,000		9/20/13	269 bp	(297)

Visteon Corp., 7%,
3/10/14	(25,234)		95,000		9/20/13	(500 bp)	7,143

DJ CDX NA HY Series 10	5,250		200,000		6/20/13	500 bp	(6,278)

DJ ABX NA CMBX BBB Index	250		364,000	(F)	10/12/52	(134 bp)	104,159

DJ ABX NA HE AAA Index	25,755		221,851	(F)	7/25/45	18 bp	7,592

DJ CDX NA HY Series 9
Index	(2,939)		495,000		12/20/12	375 bp	(46,308)

Financial Security
Assurance Inc.	—		20,000	(F)	12/20/12	95 bp	(3,775)

Marsh & Mclennan Co.
Inc., 5 3/8%, 7/15/14	—		95,000		3/20/12	(95 bp)	(1,037)

Nalco, Co.
7.75%,11/15/11	—		10,000		9/20/12	350 bp	(183)

Bear Stearns International, Ltd.
GATX Corp., 8.875%,
6/1/09	—		25,000		3/20/16	(100 bp)	535

Citibank, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	—		10,000		12/20/08	725 bp	(214)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—		10,000		12/20/08	800 bp	(178)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—		10,000		12/20/08	825 bp	(165)

Arrow Electronic Inc.,
6 7/8%, 6/1/18	—		30,000		3/20/13	(43 bp)	505

Conagra Foods Inc., 7%,
10/1/28	—		176,000		9/20/10	(27 bp)	$343

DJ ABX NA HE AAA Index	44,075		414,122		7/25/45	18 bp	9,837

Freescale
Semiconductor, 8 7/8%,
12/15/14	—		30,000		9/20/12	495 bp	(3,388)

Marsh & Mclennan Co.
Inc., 5 3/8%, 7/15/14	—		60,000		9/20/14	(105 bp)	(881)

Motorola, Inc., 6.5%,
9/1/25	—		45,000		3/20/13	(79 bp)	3,653

Rexam PLC, 4 3/8%,
3/15/13	—		125,000		6/20/13	(145 bp)	363

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—		75,000		6/20/13	585 bp	(2,753)

Sara Lee Corp., 6 1/8%,
11/1/32	—		50,000		9/20/11	(43 bp)	(64)

Seat Pagine Gialle
S.P.A., 8%, 4/30/14	—	EUR	190,000		3/20/13	815 bp	(1,216)

Yum! Brands Inc.,
8 7/8%, 4/15/11	—		$50,000		3/20/13	(65 bp)	836

215

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Credit Suisse International
DJ ABX NA HE AAA Index	$52,470		$345,102		7/25/45	18 bp	$24,164

DJ CMB NA CMBX AA Index	(12,518)		56,000	(F)	10/12/52	(25 bp)	(3,232)

DJ CMB NA CMBX AAA Index	266,646		1,602,000	(F)	12/13/49	8 bp	135,412

DJ CMB NA CMBX AAA Index	553,859		3,535,500	(F)	2/17/51	35 bp	315,729

DJ CMB NA CMBX AAA Index	(28,263)		340,000	(F)	12/13/49	(8 bp)	(411)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—		20,000		6/20/17	297 bp	(2,192)

Echostar DBS Corp.,
6 5/8%, 10/1/14	—		35,000		6/20/13	(225 bp)	1,122

KB Home, 5 3/4%, 2/1/14	—		235,000		9/20/11	(425 bp)	(476)

Sprint Capital Corp,
8 3/8%, 3/15/12	—		155,000		6/20/12	(59 bp)	12,578

Deutsche Bank AG
DJ ABX NA CMBX AAA Index	9,043		150,000	(F)	2/17/51	35 bp	(1,060)

DJ ABX NA HE AAA Index	20,609		199,173		7/25/45	18 bp	3,692

Unity Media GmBh,
8 3/4%, 2/15/15	—	EUR	125,000		6/20/13	460 bp	(4,891)

Smurfit Kappa Funding,
10 1/8%, 10/1/12	—	EUR	85,000		6/20/09	135 bp	16

Virgin Media Finance
PLC, 8 3/4%, 4/15/14	—	EUR	125,000		9/20/13	477 bp	(3,303)

DJ CDX NA IG Series 9
Index 30-100% tranche	—		$1,240,000	(F)	12/20/12	(27.2 bp)	12,074

DJ CDX NA IG Series 9
Index 30-100% tranche	—		2,370,000	(F)	12/20/12	(65 bp)	(14,160)

DJ iTraxx Europe Series
8 Version 1	(22,062)	EUR	230,000		12/20/12	(375 bp)	(6,602)

DJ iTraxx Europe Series
9 Version 1	44,402	EUR	650,000		6/20/13	(650 bp)	(6,377)

France Telecom, 7.25%,
1/28/13	—		$90,000		6/20/16	70 bp	(2,561)

Grohe Holding GmBh,
8 5/8%, 10/1/14	—	EUR	45,000		6/20/09	400 bp	499

Grohe Holding GmBh,
8 5/8%, 10/1/14	—	EUR	160,000		6/20/09	400 bp	1,773

iStar Financial, Inc.,
6%, 12/15/10	5,063		$75,000		3/20/09	500 bp	2,706

Korea Monetary STAB
Bond, 5%, 2/14/09	—		620,000	(F)	2/23/09	105 bp	1,071

Korea Monetary STAB
Bond, 5.15%, 2/12/10	—		620,000	(F)	2/19/10	115 bp	2,474

Malaysian Government,
6.844%, 10/1/09	—		765,000		10/1/09	90 bp	5,099

Nalco, Co. 7.75%,
11/15/11	—		10,000		12/20/12	363 bp	(187)

Republic of China, zero
coupon, 12/5/08	—		1,033,000	(F)	12/12/08	115 bp	3,615

Universal Corp., 5.2%,
10/15/13	—		115,000		3/20/15	(95 bp)	(1,219)

216

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	$—		$414,000		(a)	2.461%	$(60,691)

DJ CDX NA IG Series 10
Index	(35,034)		1,400,000		6/20/13	155 bp	(25,257)

DJ CDX NA IG Series 10
Index	(172,501)		9,000,000		6/20/13	155 bp	(109,648)

CSC Holdings, Inc.,
7 5/8%, 7/15/18	—		65,000		9/20/13	495 bp	(216)

DJ CDX NA HY Series 10	185,000		4,000,000		6/20/13	500 bp	(45,569)

DJ ABX HE A Index	65,670		98,000		1/25/38	369 bp	(22,749)

DJ ABX HE AAA Index	23,032		98,000	(F)	1/25/38	76 bp	(29,993)

DJ CDX NA CMBX AAA Index	4,023		110,000		3/15/49	7 bp	(3,764)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		3,580,000		12/20/10	429 bp	128,704

DJ CDX NA HY Series 9
Index 25-35% tranche	—		198,000		12/20/10	108.65 bp	(8,027)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		1,240,000		12/20/10	249 bp	(8,716)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		430,000		12/20/10	305 bp	2,727

DJ CDX NA HY Series 9
Index 25-35% tranche	—		4,150,000		12/20/10	435 bp	155,165

DJ CDX NA IG Series 10
Index	6,795		354,000		6/20/18	(150 bp)	2,293

DJ CDX NA IG Series 10
Index	(38,534)		2,999,000		6/20/13	155 bp	(17,591)

DJ CDX NA IG Series 10
Index	108,746		4,731,000		6/20/18	(150 bp)	48,575

DJ CDX NA IG Series 10
Index	(94,213)		4,790,000		6/20/13	155 bp	(60,761)

DJ CDX NA IG Series 10
Index 30-100% tranche	—		7,870,000		6/20/13	(44.25 bp)	27,499

DJ CDX NA IG Series 8
Index	52,444		3,745,000		6/20/18	(150 bp)	4,813

General Motors Corp.,
7 1/8%, 7/15/13	—		10,000		9/20/08	620 bp	(98)

General Motors Corp.,
7 1/8%, 7/15/13	—		35,000		9/20/08	620 bp	(345)

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—		95,000		9/20/17	(67.8 bp)	9,805

Lighthouse
International Co, SA,
8%, 4/30/14	—	EUR	110,000		3/20/13	680 bp	(7,416)

Merrill Lynch & Co.,
5%, 1/15/15	—		$95,000		9/20/17	(59.8 bp)	9,258

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	110,000		3/20/13	597 bp	9,066

JPMorgan Chase Bank, N.A.
Codere Finance
(Luxembourg) S.A.,
8.25%, 6/15/15	—	EUR	110,000		3/20/13	795 bp	11,084

DJ CDX NA HY Series 9
Index 25-35% tranche	—		$2,370,000		12/20/10	388.75 bp	62,421

217

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
DJ CDX NA HY Series 9
Index 25-35% tranche	$—		$203,000		12/20/10	105.5 bp	$(8,381)

DJ CDX NA IG Series 9
Index	—		160,000	(F)	12/20/12	(13.55 bp)	2,466

DJ CMB NA CMBX AAA Index	40,454		339,000	(F)	2/17/51	35 bp	17,621

DJ CMB NA CMBX AAA Index	131,926		1,054,000	(F)	12/13/49	8 bp	45,583

DJ CMB NA CMBX AAA Index	36,690		336,000	(F)	2/17/51	35 bp	14,060

DJ iTraxx Europe
Crossover Series 8
Version 1	(58,792)	EUR	440,000		12/20/12	(375 bp)	(29,216)

Glencore Funding LLC,
6%, 4/15/14	—		$480,000		6/20/14	(148 bp)	14,385

iStar Financial, Inc.,
6%, 12/15/10	4,900		70,000	(F)	3/20/09	500 bp	2,873

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—		165,000		6/20/18	(135 bp)	10,198

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—		60,000		6/20/13	595 bp	(1,687)

Smurfit-Stone Container
Enterprises, 7 1/2%,
6/1/13	—		5,000	(F)	3/20/13	685 bp	(269)

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—		95,000		9/20/17	(77 bp)	1,846

Community Health
Systems, 8 7/8%, 7/15/15	—		25,000		12/20/12	360 bp	(889)

Computer Sciences Corp,
5%, 2/15/13	—		435,000		3/20/18	(132 bp)	(17,332)

DJ ABX HE A Index	65,670		98,000		1/25/38	369 bp	(22,667)

DJ ABX HE A Index	68,110		98,000		1/25/38	369 bp	(20,227)

DJ ABX HE AAA Index	23,032		98,000	(F)	1/25/38	76 bp	(29,993)

DJ ABX HE AAA Index	27,440		98,000	(F)	1/25/38	76 bp	(25,585)

DJ CDX NA CMBX AA Index	(2,662)		84,000	(F)	3/15/49	(15 bp)	17,234

DJ CDX NA HY Series 8
Index 35-60% tranche	—		3,227,000		6/20/12	104 bp	(241,796)

DJ CDX NA HY Series 10
Index	692,125		15,820,000		6/20/13	500 bp	(219,775)

DJ CDX NA HY Series 10
Index	(202,125)		4,620,000		6/20/13	(500 bp)	64,182

DJ CDX NA IG Series 10
Index	(591,007)		28,400,000		6/20/13	155 bp	(392,672)

DJ CDX NA IG Series 10
Index	562,080		27,010,000		6/20/13	(155 bp)	373,453

DJ iTraxx Europe Series
9 Version 1	(25,729)	EUR	185,000		6/20/13	650 bp	(11,276)

DJ ABX HE PEN AAA Index	9,124		$130,337	(F)	5/25/46	11 bp	(9,903)

DJ ABX HE PEN AAA Index	9,353		131,268	(F)	5/25/46	11 bp	(9,810)

MediaCom LLC/ Cap
Corp., 9 1/2%, 1/15/13	—		155,000		9/20/13	820 bp	175

DJ CDX NA HY Series 9
Index 25-35% tranche	—		800,000		12/20/10	104.5 bp	(33,225)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		800,000		12/20/10	90 bp	(35,996)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		1,240,000		12/20/10	266 bp	(3,679)

218

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA HY Series 9
Index 25-35% tranche	$ —	$2,480,000		12/20/10	295 bp	$9,824

DJ CDX NA IG Series 10
Index	52,404	2,800,000		6/20/18	(150 bp)	16,793

DJ CDX NA IG Series 10
Index	20,968	1,386,000		6/20/18	(150 bp)	3,341

DJ CDX NA IG Series 10
Index 30-100% tranche	—	2,814,350	(F)	6/20/13	(42 bp)	10,601

DJ CDX NA IG Series 9
Index	(48,798)	1,053,500		12/20/17	(80 bp)	(6,820)

DJ CMB NA CMBX AAA Index	147,870	1,250,000	(F)	2/17/51	35 bp	63,677

DJ LCDX NA Series 9
Index, 30-100% tranche	—	400,000	(F)	12/20/12	96 bp	2,335

Domtar Corp., 7 1/8%,
8/15/15	—	20,000		12/20/11	(250 bp)	215

FirstEnergy Corp.,
7 3/8%, 11/15/31	—	430,000		12/20/11	(79 bp)	(388)

GMAC, LLC, 6 7/8%,
8/28/12	8,913	155,000		3/20/09	500 bp	(968)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	95,000		9/20/17	(58 bp)	5,266

Jefferson Smurfit
Corp., 7 1/2%, 6/1/13	—	10,000	(F)	3/20/13	645 bp	(671)

Macy’s Retail Holdings,
Inc., 6 5/8%, 4/1/11	—	665,000		6/20/11	(195 bp)	1,426

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	95,000		9/20/17	(60.5 bp)	7,837

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	95,000		9/20/12	48 bp	(5,459)

Sungard Data Systems,
Inc., 9 1/8%, 8/15/13	—	12,000		9/20/12	395 bp	(172)

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	—	25,000		9/20/08	500 bp	(324)

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	20,000		6/20/17	295 bp	(2,214)

KinderMorgan, 6 1/2%,
9/1/12	—	25,000		9/20/12	(128 bp)	235

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	165,000		6/20/18	(130 bp)	10,732

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX AAA Index	102,141	1,435,000	(F)	3/15/49	7 bp	2,346

Bundesrepublic of
Deutschland, 6%, 6/20/16	—	534,000		6/20/18	8 bp	(349)

Republic of Austria, 5
1/4%, 1/4/11	—	534,000		6/20/18	(17 bp)	(1,377)

DJ CDX NA IG Series 10
Index	24,898	1,278,000		6/20/18	(150 bp)	8,644

DJ CDX NA IG Series 10
Index	128,220	7,830,000		6/20/18	(150 bp)	28,635

DJ CDX NA IG Series 10
Index 30-100% tranche	—	2,307,000	(F)	6/20/13	(52 bp)	(1,799)

DJ CDX NA IG Series 10
Index 30-100% tranche	—	1,090,000	(F)	6/20/13	(38.6 bp)	5,790

219

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. continued
DJ CMB NA CMBX AA Index	$(16,199)	$71,000	(F)	10/12/52	(25 bp)	$(4,425)

DJ CMB NA CMBX AAA Index	121,489	1,119,500	(F)	2/17/51	35 bp	46,086

DJ CMB NA CMBX AAA Index	55,641	455,000	(F)	2/17/51	35 bp	24,995

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	20,000		6/20/12	225 bp	(1,320)

Nalco, Co. 7.75%,
11/15/11	—	10,000		9/20/12	330 bp	(257)

Nalco, Co. 7.75%,
11/15/11	—	15,000		3/20/13	460 bp	212

Universal Corp., 5.2%,
10/15/13	—	345,000		3/20/13	(89 bp)	(2,881)

Total						$282,781

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

See page 321 for Notes to the Portfolios.

220

Putnam VT Global Equity Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (97.1%)*

	Shares	Value

Aerospace and Defense (4.3%)
L-3 Communications Holdings, Inc.	63,700	$5,788,419
Lockheed Martin Corp.	130,800	12,904,728
		18,693,147

Airlines (0.3%)
Air France-KLM (France)	46,663	1,112,331

Automotive (2.2%)
Peugeot SA (France)	17,800	958,654
Suzuki Motor Corp. (Japan)	367,200	8,693,379
		9,652,033

Banking (7.2%)
Allied Irish Banks PLC (Ireland)	205,452	3,167,786
Alpha Bank AE (Greece)	108,000	3,246,256
Bank of America Corp. #	254,200	6,067,754
Bank of Ireland PLC (Ireland)	128,092	1,115,721
Credit Agricole SA (France)	174,469	3,536,379
DBS Group Holdings, Ltd. (Singapore)	565,000	7,837,526
KBC Groupe SA (Belgium)	33,989	3,749,358
Royal Bank of Scotland Group PLC
(United Kingdom)	527,000	2,249,228
		30,970,008

Basic Materials (1.1%)
Antofagasta PLC (United Kingdom)	359,161	4,673,191

Beverage (0.7%)
PepsiCo, Inc.	49,500	3,147,705

Chemicals (2.3%)
Potash Corp. of Saskatchewan, Inc. (Canada)	5,900	1,371,892
Terra Industries, Inc.	174,917	8,632,154
		10,004,046

Communications Equipment (0.9%)
Nokia OYJ (Finland)	158,700	3,888,650

Conglomerates (1.6%)
Mitsubishi Corp. (Japan)	164,900	5,443,784
Vivendi SA (France)	35,336	1,338,104
		6,781,888

Construction (0.2%)
Lafarge SA (France)	5,526	845,621

Consumer (1.4%)
Matsushita Electric Industrial Co., Ltd. (Japan)	283,000	6,112,715

Consumer Goods (2.4%)
Reckitt Benckiser PLC (United Kingdom)	201,975	10,234,058

Electronics (2.3%)
High Tech Computer Corp. (Taiwan)	273,000	6,116,841
NVIDIA Corp. †	193,900	3,629,808
		9,746,649

COMMON STOCKS (97.1%)* continued

	Shares	Value

Energy (Oil Field) (3.1%)
ENSCO International, Inc.	167,000	$13,483,580

Financial (1.1%)
JPMorgan Chase & Co.	20,628	707,747
Korea Investment Holdings Co., Ltd.
(South Korea)	29,070	1,163,189
Man Group PLC (United Kingdom)	247,463	3,052,458
		4,923,394

Health Care Services (0.3%)
Suzuken Co., Ltd. (Japan)	38,400	1,419,808

Insurance (5.2%)
Allianz SE (Germany)	31,317	5,504,322
Arch Capital Group, Ltd. (Bermuda) †	43,528	2,886,777
Swiss Re (Switzerland)	117,551	7,792,486
Zurich Financial Services AG (Switzerland)	23,975	6,132,828
		22,316,413

Investment Banking/Brokerage (2.2%)
3i Group PLC (United Kingdom)	66,987	1,095,208
Credit Suisse Group (Switzerland)	105,667	4,803,221
Goldman Sachs Group, Inc. (The)	19,000	3,323,100
		9,221,529

Manufacturing (1.9%)
NSK, Ltd. (Japan)	704,000	6,168,798
Roper Industries, Inc.	31,800	2,094,984
		8,263,782

Media (1.7%)
Viacom, Inc. Class B † (S)	234,883	7,173,327

Metals (8.8%)
ArcelorMittal (Luxembourg)	61,866	6,108,773
BHP Billiton, Ltd. (Australia)	265,896	11,138,601
Freeport-McMoRan Copper & Gold, Inc.
Class B (S)	95,800	11,226,802
MMC Norilsk Nickel ADR (Russia)	139,850	3,530,414
Salzgitter AG (Germany)	9,750	1,782,190
voestalpine AG (Austria)	51,270	4,206,125
		37,992,905

Natural Gas Utilities (0.8%)
Energen Corp.	43,200	3,370,896

Office Equipment & Supplies (2.2%)
Canon, Inc. (Japan)	183,100	9,429,598

Oil & Gas (13.9%)
Addax Petroleum Corp. (Switzerland)	197,602	9,563,517
China Petroleum & Chemical Corp. (China)	1,322,000	1,237,748
Exxon Mobil Corp.	134,700	11,871,111
Inpex Holdings, Inc. (Japan)	405	5,118,846
Patterson-UTI Energy, Inc.	124,700	4,494,188
Royal Dutch Shell PLC Class A (Netherlands)	371,730	15,300,411

221

Putnam VT Global Equity Fund

COMMON STOCKS (97.1%)* continued

	Shares	Value

Oil & Gas continued
Valero Energy Corp.	127,000	$5,229,860
W&T Offshore, Inc.	118,500	6,933,435
		59,749,116

Pharmaceuticals (8.8%)
AstraZeneca PLC (United Kingdom)	37,951	1,615,106
Eli Lilly & Co.	87,400	4,034,384
Johnson & Johnson	241,800	15,557,412
Pfizer, Inc.	720,900	12,594,123
Roche Holding AG (Switzerland)	22,930	4,122,043
		37,923,068

Power Producers (0.4%)
Reliant Resources, Inc. †	87,900	1,869,633

Regional Bells (2.1%)
Verizon Communications, Inc.	255,000	9,027,000

Retail (1.3%)
Hennes & Mauritz AB Class B (Sweden)	99,550	5,376,968

Shipping (4.2%)
D/S Norden (Denmark)	28,725	3,075,962
Mitsui O.S.K. Lines, Ltd. (Japan)	678,000	9,675,665
Pacific Basin Shipping, Ltd. (Hong Kong)	3,700,000	5,286,460
		18,038,087

Software (6.8%)
Adobe Systems, Inc. †	329,100	12,963,249
Microsoft Corp.	442,000	12,159,420
Oracle Corp. †	190,000	3,990,000
		29,112,669

Telecommunications (1.7%)
Embarq Corp.	149,494	7,066,581

Tobacco (3.6%)
Altria Group, Inc.	117,300	2,411,688
Lorillard, Inc. †	104,920	7,256,267
Philip Morris International, Inc.	117,300	5,793,447
		15,461,402

Trucks & Parts (0.1%)
Toyota Boshoku Corp. (Japan)	14,800	397,153

Total common stocks (cost $432,703,310)		$417,478,951

SHORT-TERM INVESTMENTS (3.5%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	12,471,835	$12,471,835
Short-term investments held as
collateral for loaned securities
with yields ranging from 2.00% to
3.75% and due dates ranging
from July 1, 2008 to
August 19, 2008 (d)	$2,764,172	2,761,035

Total short-term investments (cost $15,232,870)		$15,232,870

Total investments (cost $447,936,180)		$432,711,821

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at June 30, 2008
(as a percentage of Portfolio Value):
United States	50.5%
Japan	12.2
Switzerland	7.5
United Kingdom	5.3
Netherlands	3.6
Australia	2.6
Singapore	1.8
France	1.8
Germany	1.7
Taiwan	1.4
Luxembourg	1.4
Sweden	1.3
Hong Kong	1.2
Ireland	1.0
Austria	1.0
Finland	0.9
Belgium	0.9
Russia	0.8
Greece	0.8
Denmark	0.7
Bermuda	0.7
Other	0.9

Total	100.0%

222

Putnam VT Global Equity Fund

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/08
(aggregate face value $78,782,306) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$19,768,090	$18,869,488	7/16/08	$898,602
British Pound	21,781,917	21,398,547	9/17/08	383,370
Canadian Dollar	2,722,323	2,746,820	7/16/08	(24,497)
Euro	11,617,380	11,488,808	9/17/08	128,572
Japanese Yen	1,805,529	1,814,058	8/20/08	(8,529)
Norwegian Krone	21,683,478	21,546,196	9/17/08	137,282
Swiss Franc	917,310	918,389	9/17/08	(1,079)

Total				$1,513,721

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/08
(aggregate face value $49,339,759) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$2,365,559	$2,310,465	7/16/08	$(55,094)
British Pound	4,268,730	4,262,657	9/17/08	(6,073)
Canadian Dollar	3,304,877	3,306,621	7/16/08	1,744
Euro	4,906,901	4,844,077	9/17/08	(62,824)
Japanese Yen	17,709,238	17,842,234	8/20/08	132,996
Norwegian Krone	1,199,068	1,199,961	9/17/08	893
Swedish Krona	2,561,349	2,552,276	9/17/08	(9,073)
Swiss Franc	13,311,540	13,021,468	9/17/08	(290,072)

Total				$(287,503)

FUTURES CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

Number of			Expiration	Unrealized
contracts		Value	date	depreciation

Dow Jones
Euro Stoxx
50 Index (Long)	7	$372,621	Sep-08	$(23,179)
New Financial Times
Stock Exchange
100 Index (Long)	4	450,304	Sep-08	(13,795)
Tokyo Price Index (Long)	4	497,453	Sep-08	(31,219)

Total				$(68,193)

See page 321 for Notes to the Portfolios.

223

Putnam VT Growth and Income Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (97.9%)*

	Shares	Value

Advertising and Marketing Services (0.4%)
Omnicom Group, Inc.	216,000	$9,694,080

Aerospace and Defense (3.1%)
Boeing Co. (The)	197,000	12,946,840
L-3 Communications Holdings, Inc.	77,000	6,996,990
Lockheed Martin Corp. (S)	233,000	22,987,780
Northrop Grumman Corp.	140,000	9,366,000
United Technologies Corp.	234,000	14,437,800
		66,735,410

Automotive (0.6%)
Ford Motor Co. † (S)	2,151,192	10,347,234
Harley-Davidson, Inc. (S)	107,000	3,879,820
		14,227,054

Banking (4.4%)
Bank of America Corp.	1,120,500	26,746,335
PNC Financial Services Group	61,800	3,528,780
U.S. Bancorp	1,732,900	48,330,581
Wells Fargo & Co.	754,400	17,917,000
		96,522,696

Beverage (1.5%)
Molson Coors Brewing Co. Class B (S)	283,000	15,375,390
Pepsi Bottling Group, Inc. (The)	604,000	16,863,680
		32,239,070

Biotechnology (0.7%)
Amgen, Inc. †	338,000	15,940,080

Building Materials (0.7%)
Masco Corp. (S)	947,200	14,899,456

Chemicals (2.6%)
Celanese Corp. Ser. A	273,000	12,465,180
E.I. du Pont de Nemours & Co. (S)	683,000	29,293,870
Huntsman Corp.	95,700	1,090,980
Rohm & Haas Co. (S)	311,470	14,464,667
		57,314,697

Communications Equipment (0.7%)
Cisco Systems, Inc. †	460,200	10,704,252
Corning, Inc.	234,000	5,393,700
		16,097,952

Computers (2.1%)
EMC Corp. †	550,000	8,079,500
Hewlett-Packard Co.	271,210	11,990,194
IBM Corp.	212,200	25,152,066
		45,221,760

Conglomerates (2.6%)
3M Co.	153,315	10,669,191
General Electric Co. (S)	498,000	13,291,620
Honeywell International, Inc.	249,000	12,519,720

COMMON STOCKS (97.9%)* continued

	Shares	Value

Conglomerates continued
Textron, Inc.	189,538	$9,084,556
Tyco International, Ltd. (Bermuda)	266,575	10,673,663
		56,238,750

Consumer Finance (1.6%)
Capital One Financial Corp.	861,000	32,726,610
Countrywide Financial Corp.	645,597	2,743,787
		35,470,397

Consumer Goods (5.0%)
Clorox Co.	566,409	29,566,550
Colgate-Palmolive Co.	139,000	9,604,900
Energizer Holdings, Inc. †	71,000	5,189,390
Newell Rubbermaid, Inc.	159,752	2,682,236
Procter & Gamble Co. (The)	1,029,000	62,573,490
		109,616,566

Consumer Services (0.2%)
Service Corporation International (S)	333,100	3,284,366

Containers (0.1%)
Crown Holdings, Inc. †	104,800	2,723,752

Electric Utilities (6.4%)
Edison International	782,000	40,179,160
Entergy Corp.	145,800	17,565,984
Exelon Corp.	220,327	19,820,617
FirstEnergy Corp.	184,000	15,148,720
PG&E Corp.	923,200	36,641,808
Sierra Pacific Resources	319,300	4,058,303
Wisconsin Energy Corp.	139,000	6,285,580
		139,700,172

Electrical Equipment (0.8%)
Emerson Electric Co.	251,000	12,411,950
WESCO International, Inc. † (S)	131,000	5,245,240
		17,657,190

Electronics (1.2%)
Avnet, Inc. † (S)	113,000	3,082,640
Intel Corp.	923,000	19,826,040
Tyco Electronics, Ltd. (Bermuda)	96,575	3,459,317
		26,367,997

Energy (Oil Field) (1.0%)
Global Industries, Ltd. † (S)	492,000	8,821,560
Transocean, Inc. † (S)	82,000	12,495,980
		21,317,540

Financial (3.6%)
Citigroup, Inc.	1,000,996	16,776,693
Fannie Mae (S)	98,720	1,926,027
Freddie Mac	911,000	14,940,400
JPMorgan Chase & Co.	1,240,058	42,546,390
MGIC Investment Corp.	370,900	2,266,199

224

Putnam VT Growth and Income Fund

COMMON STOCKS (97.9%)* continued

	Shares	Value

Financial continued
PMI Group, Inc. (The)	208,000	$405,600
Radian Group, Inc.	435,000	630,750
		79,492,059

Food (0.9%)
Kraft Foods, Inc. Class A (S)	727,509	20,697,631

Health Care Services (2.3%)
AmerisourceBergen Corp.	272,000	10,877,280
Cardinal Health, Inc.	187,568	9,674,757
Health Management Associates, Inc. Class A †	2,183,000	14,211,330
Quest Diagnostics, Inc. (S)	183,000	8,870,010
UnitedHealth Group, Inc.	113,000	2,966,250
WellPoint, Inc. †	56,000	2,668,960
		49,268,587

Homebuilding (0.5%)
Lennar Corp. (S)	459,800	5,673,932
Toll Brothers, Inc. † (S)	255,000	4,776,150
		10,450,082

Insurance (7.6%)
ACE, Ltd. (Bermuda)	717,500	39,527,075
Allstate Corp. (The)	368,000	16,777,120
American International Group, Inc.	981,500	25,970,490
Berkshire Hathaway, Inc. Class B †	4,349	17,448,188
Chubb Corp. (The)	167,717	8,219,810
Everest Re Group, Ltd. (Bermuda)	171,900	13,702,149
Genworth Financial, Inc. Class A	1,564,530	27,864,279
Loews Corp.	355,000	16,649,500
		166,158,611

Investment Banking/Brokerage (2.9%)
Goldman Sachs Group, Inc. (The)	202,369	35,394,338
Lehman Brothers Holdings, Inc.	553,000	10,954,930
Morgan Stanley	448,900	16,191,823
		62,541,091

Leisure (0.3%)
Brunswick Corp. (S)	636,500	6,746,900

Lodging/Tourism (0.5%)
Carnival Corp. (S)	67,000	2,208,320
Wyndham Worldwide Corp. (S)	432,480	7,745,717
		9,954,037

Machinery (1.4%)
Caterpillar, Inc. (S)	228,000	16,830,960
Parker-Hannifin Corp. (S)	203,463	14,510,981
		31,341,941

Media (1.3%)
Walt Disney Co. (The) (S)	882,000	27,518,400

COMMON STOCKS (97.9%)* continued

	Shares	Value

Medical Technology (3.2%)
Baxter International, Inc.	125,300	$8,011,682
Boston Scientific Corp. † (S)	1,233,530	15,160,084
Covidien, Ltd.	475,575	22,775,287
Hospira, Inc. † (S)	301,000	12,073,110
Medtronic, Inc.	224,000	11,592,000
		69,612,163

Metals (1.3%)
Freeport-McMoRan Copper &
Gold, Inc. Class B (S)	184,700	21,644,993
Nucor Corp.	96,000	7,168,320
		28,813,313

Oil & Gas (16.6%)
Apache Corp.	171,000	23,769,000
BP PLC ADR (United Kingdom) (S)	576,000	40,072,320
Chevron Corp.	327,000	32,415,510
ConocoPhillips	116,000	10,949,240
Devon Energy Corp.	148,000	17,783,680
Exxon Mobil Corp.	948,300	83,573,679
Marathon Oil Corp.	1,076,200	55,822,494
Nexen, Inc. (Canada)	570,000	22,657,500
Occidental Petroleum Corp. (S)	316,000	28,395,760
Total SA ADR (France)	421,000	35,898,670
Valero Energy Corp.	279,100	11,493,338
		362,831,191

Pharmaceuticals (5.1%)
Abbott Laboratories	213,000	11,282,610
Eli Lilly & Co.	75,000	3,462,000
Johnson & Johnson (S)	552,000	35,515,680
Merck & Co., Inc.	171,000	6,444,990
Pfizer, Inc.	2,917,900	50,975,713
Watson Pharmaceuticals, Inc. †	95,000	2,581,150
		110,262,143

Photography/Imaging (0.1%)
Xerox Corp.	145,700	1,975,692

Publishing (0.1%)
Idearc, Inc. (S)	1,015,595	2,386,648

Railroads (0.2%)
Norfolk Southern Corp.	57,000	3,572,190

Regional Bells (5.8%)
AT&T, Inc.	1,540,000	51,882,600
Qwest Communications
International, Inc. (S)	1,534,102	6,029,021
Verizon Communications, Inc. (S)	1,943,900	68,814,060
		126,725,681

225

Putnam VT Growth and Income Fund

COMMON STOCKS (97.9%)* continued

	Shares	Value

Retail (4.2%)
Best Buy Co., Inc. (S)	86,000	$3,405,600
Big Lots, Inc. † (S)	153,118	4,783,406
Home Depot, Inc. (The) (S)	786,400	18,417,488
JC Penney Co., Inc. (Holding Co.) (S)	297,000	10,778,130
Staples, Inc.	868,000	20,615,000
Supervalu, Inc. (S)	122,800	3,793,292
TJX Cos., Inc. (The) (S)	469,000	14,759,430
Wal-Mart Stores, Inc.	247,380	13,902,756
		90,455,102

Schools (0.2%)
Career Education Corp. † (S)	225,000	3,287,250

Software (2.2%)
Microsoft Corp.	684,000	18,816,840
Parametric Technology Corp. † (S)	520,792	8,681,603
Symantec Corp. †	1,002,000	19,388,700
		46,887,143

Telecommunications (0.8%)
Embarq Corp.	47,130	2,227,835
Sprint Nextel Corp. (S)	1,561,600	14,835,200
		17,063,035

Tobacco (0.2%)
Philip Morris International, Inc.	72,800	3,595,592

Toys (0.1%)
Mattel, Inc.	188,400	3,225,408

Waste Management (0.8%)
Waste Management, Inc. (S)	474,000	17,874,540

Total common stocks (cost $2,140,409,540)		$2,134,005,415

CONVERTIBLE BONDS AND NOTES (0.2%)* (cost $4,984,130)

	Principal amount	Value

MGIC Investment Corp. 144A
cv. jr. unsec. sub. debs 9s, 2063	$5,000,000	$3,770,000

CONVERTIBLE PREFERRED STOCKS (—%)* (cost $1,533,480)

	Shares	Value

Ambac Financial Group, Inc. $4.75 cv. pfd.	30,000	$529,500

SHORT-TERM INVESTMENTS (11.4%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities with
yields ranging from 2.00% to 3.75%
and due dates ranging from July 1,
2008 to August 19, 2008 (d)	$240,880,838	$240,607,466
Putnam Prime Money Market Fund (e)	8,832,828	8,832,828

Total short-term investments (cost $249,440,294)		$249,440,294

Total investments (cost $2,396,367,444)		$2,387,745,209

See page 321 for Notes to the Portfolios.

226

Putnam VT Growth Opportunities Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (96.5%)*

	Shares	Value

Advertising and Marketing Services (0.6%)
Omnicom Group, Inc.	5,000	$224,400

Aerospace and Defense (5.4%)
Alliant Techsystems, Inc. †	500	50,840
Boeing Co. (The)	7,400	486,328
L-3 Communications Holdings, Inc.	2,401	218,179
Lockheed Martin Corp.	7,601	749,915
United Technologies Corp.	6,500	401,050
		1,906,312

Banking (2.5%)
Barclays PLC ADR (United Kingdom)	4,900	113,435
Northern Trust Corp.	2,500	171,425
Toronto-Dominion Bank (The) (Canada)	3,100	193,037
U.S. Bancorp	14,700	409,983
		887,880

Beverage (1.9%)
Coca-Cola Co. (The)	5,000	259,900
Pepsi Bottling Group, Inc. (The)	6,300	175,896
PepsiCo, Inc.	3,900	248,001
		683,797

Biotechnology (2.0%)
Amgen, Inc. †	4,000	188,640
Biogen Idec, Inc. †	4,400	245,916
Genzyme Corp. †	3,700	266,474
		701,030

Cable Television (0.8%)
DirecTV Group, Inc. (The) †	10,300	266,873

Chemicals (2.7%)
Celanese Corp. Ser. A	1,800	82,188
Monsanto Co.	4,500	568,980
Potash Corp. of Saskatchewan (Canada)	1,300	297,141
		948,309

Commercial and Consumer Services (0.6%)
Dun & Bradstreet Corp. (The)	1,500	131,460
Equifax, Inc.	2,600	87,412
		218,872

Communications Equipment (1.9%)
Cisco Systems, Inc. †	24,861	578,267
Corning, Inc.	4,300	99,115
		677,382

Computers (7.5%)
Apple Computer, Inc. †	4,400	736,736
EMC Corp. †	20,300	298,207
Hewlett-Packard Co.	14,300	632,203
IBM Corp.	7,500	888,975
NetApp, Inc. †	3,700	80,142
		2,636,263

COMMON STOCKS (96.5%)* continued

	Shares	Value

Conglomerates (2.3%)
General Electric Co.	20,700	$552,483
Honeywell International, Inc.	3,200	160,896
Tyco International, Ltd. (Bermuda)	2,700	108,108
		821,487

Consumer Finance (0.9%)
Capital One Financial Corp.	8,200	311,682

Consumer Goods (3.1%)
Clorox Co.	2,000	104,400
Colgate-Palmolive Co.	1,600	110,560
Procter & Gamble Co. (The)	12,900	784,449
Unilever NV (NY Shares) (Netherlands)	3,600	102,240
		1,101,649

Consumer Services (0.1%)
Netflix, Inc. †	1,000	26,070

Containers (0.2%)
Owens-Illinois, Inc. †	1,400	58,366

Electric Utilities (0.7%)
Edison International	1,100	56,518
FirstEnergy Corp.	1,000	82,330
Public Service Enterprise Group, Inc.	2,000	91,860
		230,708

Electrical Equipment (0.3%)
Emerson Electric Co.	2,000	98,900

Electronics (3.2%)
Intel Corp.	24,700	530,556
MEMC Electronic Materials, Inc. †	2,300	141,542
National Semiconductor Corp.	7,400	151,996
Texas Instruments, Inc.	11,300	318,208
		1,142,302

Energy (Oil Field) (4.3%)
Dresser-Rand Group, Inc. †	1,100	43,010
FMC Technologies, Inc. †	2,300	176,939
Halliburton Co.	9,100	482,937
National-Oilwell Varco, Inc. †	3,989	353,904
Noble Corp.	1,200	77,952
Schlumberger, Ltd.	1,900	204,117
Transocean, Inc. †	1,300	198,107
		1,536,966

Energy (Other) (0.2%)
First Solar, Inc. †	300	81,846

Financial (0.9%)
Assurant, Inc.	3,700	244,052
Nasdaq OMX Group, Inc. (The) †	3,300	87,615
		331,667

227

Putnam VT Growth Opportunities Fund

COMMON STOCKS (96.5%)* continued

	Shares	Value

Food (0.5%)
Bunge, Ltd.	900	$96,921
Sara Lee Corp.	5,800	71,050
		167,971

Gaming & Lottery (0.1%)
International Game Technology	1,300	32,474

Health Care Services (2.3%)
Aetna, Inc.	3,200	129,696
Express Scripts, Inc. †	4,300	269,696
Humana, Inc. †	2,700	107,379
Medco Health Solutions, Inc. †	2,900	136,880
WellPoint, Inc. †	3,200	152,512
		796,163

Insurance (1.1%)
AFLAC, Inc.	2,300	144,440
American International Group, Inc.	9,000	238,140
		382,580

Investment Banking/Brokerage (3.0%)
Blackstone Group, LP (The)	10,600	193,026
Federated Investors, Inc.	2,900	99,818
Goldman Sachs Group, Inc. (The)	2,100	367,290
Janus Capital Group, Inc.	3,000	79,410
Raymond James Financial, Inc.	3,100	81,809
State Street Corp.	3,500	223,965
T. Rowe Price Group, Inc.	500	28,235
		1,073,553

Machinery (3.9%)
AGCO Corp. †	2,600	136,266
Caterpillar, Inc.	7,000	516,740
Cummins, Inc.	1,100	72,072
Deere (John) & Co.	900	64,917
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	1,900	71,117
Joy Global, Inc.	3,500	265,405
Parker-Hannifin Corp.	1,700	121,244
Terex Corp. †	2,400	123,288
		1,371,049

Manufacturing (0.1%)
Mettler-Toledo International, Inc. †	400	37,944

Media (0.9%)
Time Warner, Inc.	6,900	102,120
Walt Disney Co. (The)	7,100	221,520
		323,640

Medical Technology (4.3%)
Baxter International, Inc.	1,200	76,728
Becton, Dickinson and Co.	4,400	357,720
Hospira, Inc. †	5,900	236,649
Intuitive Surgical, Inc. †	300	80,820

COMMON STOCKS (96.5%)* continued

	Shares	Value

Medical Technology continued
Medtronic, Inc.	7,000	$362,250
St. Jude Medical, Inc. †	6,100	249,368
Varian Medical Systems, Inc. †	1,500	77,775
Zimmer Holdings, Inc. †	1,100	74,855
		1,516,165

Metals (1.2%)
Freeport-McMoRan Copper & Gold, Inc.
Class B	1,600	187,504
Nucor Corp.	1,000	74,670
Southern Copper Corp.	500	53,315
United States Steel Corp.	600	110,868
		426,357

Oil & Gas (13.8%)
Chevron Corp.	3,600	356,868
ConocoPhillips	5,600	528,584
Devon Energy Corp.	3,400	408,544
Exxon Mobil Corp.	18,500	1,630,414
Hess Corp.	4,000	504,760
Marathon Oil Corp.	2,200	114,114
Occidental Petroleum Corp.	8,400	754,824
Sunoco, Inc.	5,000	203,450
Tesoro Corp.	3,100	61,287
Valero Energy Corp.	7,500	308,850
		4,871,695

Pharmaceuticals (4.8%)
Cephalon, Inc. †	1,200	80,028
Eli Lilly & Co.	3,000	138,480
Forest Laboratories, Inc. †	1,900	66,006
Johnson & Johnson	11,500	739,910
Merck & Co., Inc.	8,500	320,365
Schering-Plough Corp.	8,600	169,334
Wyeth	3,800	182,248
		1,696,371

Power Producers (0.8%)
AES Corp. (The) †	10,600	203,626
NRG Energy, Inc. †	2,100	90,090
		293,716

Publishing (0.2%)
McGraw-Hill Cos., Inc. (The)	1,399	56,128

Railroads (0.2%)
Norfolk Southern Corp.	1,200	75,204

Real Estate (1.2%)
CB Richard Ellis Group, Inc. Class A †	18,928	363,418
Jones Lang LaSalle, Inc.	1,168	70,302
		433,720

228

Putnam VT Growth Opportunities Fund

COMMON STOCKS (96.5%)* continued

	Shares	Value

Restaurants (1.1%)
McDonald’s Corp.	1,300	$73,086
Starbucks Corp. †	2,100	33,054
Yum! Brands, Inc.	7,700	270,193
		376,333

Retail (4.8%)
Abercrombie & Fitch Co. Class A	1,100	68,948
Amazon.com, Inc. †	200	14,666
Best Buy Co., Inc.	1,050	41,580
Big Lots, Inc. †	2,400	74,976
BJ’s Wholesale Club, Inc. †	1,000	38,700
Costco Wholesale Corp.	1,200	84,168
CVS Caremark Corp.	9,000	356,130
Dollar Tree, Inc. †	1,737	56,783
GameStop Corp. †	1,600	64,640
Kroger Co.	6,100	176,107
Lowe’s Cos., Inc.	9,000	186,750
Priceline.com, Inc. †	700	80,822
Safeway, Inc.	5,000	142,750
TJX Cos., Inc. (The)	6,600	207,702
Urban Outfitters, Inc. †	3,100	96,689
		1,691,411

Shipping (0.4%)
Kirby Corp. †	2,000	96,000
Ryder System, Inc.	600	41,328
		137,328

Software (4.8%)
Activision, Inc. †	3,400	115,838
Adobe Systems, Inc. †	8,600	338,754
Autodesk, Inc. †	2,800	94,668
Microsoft Corp.	35,200	968,352
Symantec Corp. †	8,800	170,280
		1,687,892

Technology Services (2.5%)
Accenture, Ltd. Class A (Bermuda)	2,600	105,872
eBay, Inc. †	13,100	358,023
Google, Inc. Class A †	715	376,390
Yahoo!, Inc. †	2,600	53,716
		894,001

Textiles (0.9%)
Coach, Inc. †	6,900	199,272
NIKE, Inc. Class B	2,100	125,181
		324,453

Tire & Rubber (0.1%)
Goodyear Tire & Rubber Co. (The) †	2,700	48,141

COMMON STOCKS (96.5%)* continued

	Shares	Value

Tobacco (1.1%)
Altria Group, Inc.	7,900	$162,424
Philip Morris International, Inc.	4,800	237,072
		399,496

Waste Management (0.3%)
Republic Services, Inc.	3,900	115,830

Total common stocks (cost $32,043,824)		$34,122,376

INVESTMENT COMPANIES (0.6%)*

	Shares	Value

iShares FTSE/Xinhua China 25 Index Fund	300	$39,447
S&P 500 Index Depository Receipts (SPDR
Trust Series 1) (S)	1,400	179,312

Total investment companies (cost $229,048)		$218,759

SHORT-TERM INVESTMENTS (2.6%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities with
yields ranging from 2.00% to 3.75%
and due dates ranging from July 1,
2008 to August 19, 2008 (d)	$130,398	$130,250
Putnam Prime Money Market Fund (e)	772,307	772,307

Total short-term investments (cost $902,557)		$902,557

Total investments (cost $33,175,429)		$35,243,692

See page 321 for Notes to the Portfolios.

229

Putnam VT Health Sciences Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (98.0%)*

	Shares	Value

Biotechnology (17.1%)
Amgen, Inc. †	214,200	$10,101,672
Amylin Pharmaceuticals, Inc. † (S)	31,200	792,168
Arqule, Inc. † (S)	57,600	187,200
Basilea Pharmaceutical AG (Switzerland) †	1,000	162,978
Basilea Pharmaceutical AG 144A (Switzerland) †	5,000	814,888
Biogen Idec, Inc. †	17,200	961,308
Celgene Corp. †	8,283	529,035
Genentech, Inc. †	110,700	8,402,130
Genzyme Corp. †	71,900	5,178,238
Idenix Pharmaceuticals, Inc. † (S)	73,700	535,799
InterMune, Inc. † (S)	40,500	531,360
		28,196,776

Health Care Services (19.0%)
Aetna, Inc.	16,100	652,533
AMERIGROUP Corp. †	36,700	763,360
AmerisourceBergen Corp.	54,600	2,183,454
Cardinal Health, Inc. (S)	89,400	4,611,252
Centene Corp. †	41,049	689,213
CIGNA Corp.	82,900	2,933,831
Coventry Health Care, Inc. † (S)	57,050	1,735,461
Express Scripts, Inc. †	29,400	1,843,968
Health Management Associates, Inc.
Class A † (S)	329,600	2,145,696
Henry Schein, Inc. † (S)	18,800	969,516
Laboratory Corp. of America Holdings † (S)	27,900	1,942,677
LifePoint Hospitals, Inc. † (S)	60,700	1,717,810
McKesson Corp.	26,200	1,464,842
Omnicare, Inc. (S)	54,900	1,439,478
Quest Diagnostics, Inc. (S)	54,900	2,661,003
UnitedHealth Group, Inc.	9,500	249,375
Universal Health Services, Inc. Class B	18,300	1,156,926
WellPoint, Inc. †	46,700	2,225,722
		31,386,117

Manufacturing (0.2%)
Mettler-Toledo International, Inc. †	3,700	350,982

Medical Technology (28.7%)
Baxter International, Inc.	69,900	4,469,406
Becton, Dickinson and Co.	49,700	4,040,610
Boston Scientific Corp. †	520,400	6,395,716
Covidien, Ltd.	93,400	4,472,926
Edwards Lifesciences Corp. †	27,765	1,722,541
Hospira, Inc. † (S)	119,300	4,785,123
Medtronic, Inc.	205,900	10,655,325
Patterson Cos., Inc. †	34,900	1,025,711
Sirona Dental Systems, Inc. † (S)	20,200	523,584
St. Jude Medical, Inc. †	123,900	5,065,032
Stryker Corp.	7,900	496,752
Synthes, Inc. (Switzerland)	7	962
Varian Medical Systems, Inc. †	25,400	1,316,990
Waters Corp. †	6,400	412,800

COMMON STOCKS ( 98.0%)* continued

	Shares	Value

Medical Technology continued
West Pharmaceutical Services, Inc.	21,400	$926,192
Zimmer Holdings, Inc. †	14,900	1,013,945
		47,323,615

Pharmaceuticals (32.3%)
Abbott Laboratories	96,800	5,127,496
Barr Pharmaceuticals, Inc. †	105,400	4,751,432
Cephalon, Inc. †	26,000	1,733,940
Eli Lilly & Co.	11,100	512,376
Jazz Pharmaceuticals, Inc. † (S)	38,300	283,803
Johnson & Johnson	103,800	6,678,491
Mylan Laboratories, Inc. (S)	319,100	3,851,537
Novartis AG (Switzerland)	99,035	5,440,587
Pfizer, Inc.	294,800	5,150,156
Roche Holding AG (Switzerland)	60,043	10,793,714
Teva Pharmaceutical Industries, Ltd. ADR
(Israel) (S)	61,200	2,802,960
Wyeth	129,500	6,210,820
		53,337,312

Retail (0.7%)
CVS Caremark Corp.	30,800	1,218,756

Total common stocks (cost $140,551,099)		$161,813,558

SHORT-TERM INVESTMENTS (16.8%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from
2.00% to 3.75% and due dates
ranging from July 1, 2008 to
August 19, 2008 (d)	$24,997,800	$24,969,430
Putnam Prime Money Market Fund (e)	2,710,545	2,710,545

Total short-term investments (cost $27,679,975)		$27,679,975

Total investments (cost $168,231,074)		$189,493,533

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/08
(aggregate face value $2,330) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

British Pound	$2,378	$2,330	9/17/08	$48

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/08
(aggregate face value $18,935,856) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

British Pound	$2,378	$2,331	9/17/08	$(47)
Euro	2,921,521	2,884,510	9/17/08	(37,011)
Swiss Franc	16,431,786	16,049,015	9/17/08	(382,771)

Total				$(419,829)

See page 321 for Notes to the Portfolios.

230

Putnam VT High Yield Fund

The fund’s portfolio
6/30/08 (Unaudited)

CORPORATE BONDS AND NOTES (78.8%)*

	Principal amount	Value

Advertising and Marketing Services (0.3%)
Lamar Media Corp. company guaranty
7 1/4s, 2013 (S)	$1,035,000	$994,894
Lamar Media Corp. sr. unsec. sub.
notes Ser. C, 6 5/8s, 2015	330,000	300,300
		1,295,194

Automotive (3.3%)
Allison Transmission 144A company
guaranty 11s, 2015	1,095,000	980,025
ArvinMeritor, Inc. sr. unsec. notes
8 1/8s, 2015	385,000	302,225
Dana Corp. 5.85s, 2015	1,540,000	88,550
Ford Motor Co. notes 7.45s, 2031	1,285,000	748,513
Ford Motor Credit Co., LLC notes
7 7/8s, 2010	2,385,000	2,058,629
Ford Motor Credit Co., LLC sr. notes
9 7/8s, 2011	3,825,000	3,213,326
Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010	978,000	844,150
Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009	1,370,000	1,247,767
General Motors Corp. sr. unsec. unsub.
notes 7.2s, 2011	3,250,000	2,502,500
Lear Corp. company guaranty
8 1/2s, 2013	1,315,000	1,086,519
Meritor Automotive, Inc. notes
6.8s, 2009	225,000	221,344
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014 (S)	690,000	608,925
Tenneco Automotive, Inc. sec. notes
Ser. B, 10 1/4s, 2013	80,000	83,700
Tenneco, Inc. 144A sr. unsec. notes
8 1/8s, 2015	235,000	212,675
TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017	395,000	331,800
UCI Holdco, Inc. sr. unsec. notes FRN
10.276s, 2013 ‡‡	860,110	731,094
		15,261,742

Basic Materials (7.8%)
Airgas, Inc. 144A company
guaranty sr. sub. notes 7 1/8s, 2018	1,235,000	1,244,263
AK Steel Corp. company guaranty
7 3/4s, 2012	1,595,000	1,598,988
Aleris International, Inc. company
guaranty 10s, 2016	805,000	589,663
Aleris International, Inc. company
guaranty 9s, 2014 ‡‡	1,320,000	1,051,050
Algoma Acquisition Corp. 144A unsec.
notes 9 7/8s, 2015 (Canada)	300,000	285,000
ARCO Chemical Co. debs.
10 1/4s, 2010	715,000	722,150
Builders FirstSource, Inc. company
guaranty sr. sec. notes FRN 6.926s, 2012	1,255,000	853,400

CORPORATE BONDS AND NOTES (78.8%)* continued

Principal amount			Value

Basic Materials continued
Century Aluminum Co. company
guaranty 7 1/2s, 2014		$625,000	$618,750
Clondalkin Acquisition BV 144A
company guaranty sr. sec. notes FRN
4.776s, 2013 (Netherlands)		850,000	748,000
Compass Minerals International, Inc.
sr. disc. notes Ser. B, 12s, 2013		326,000	343,115
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes 8 3/8s, 2017		2,985,000	3,156,638
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes 8 1/4s, 2015		1,490,000	1,538,425
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes FRN
5.883s, 2015 (S)		535,000	535,127
Georgia-Pacific Corp. debs.
9 1/2s, 2011		1,100,000	1,117,875
Gerdau Ameristeel Corp. sr. notes
10 3/8s, 2011 (Canada)		1,475,000	1,532,156
Hercules, Inc. company guaranty
6 3/4s, 2029		1,600,000	1,552,000
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		900,000	814,500
Huntsman International, LLC company
guaranty sr. unsec. sub. notes
7 7/8s, 2014		1,080,000	988,200
Huntsman, LLC company guaranty
11 5/8s, 2010		4,000	4,130
International Paper Co. bonds
7.4s, 2014		870,000	870,307
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		340,000	296,650
Metals USA, Inc. sec. notes
11 1/8s, 2015		1,425,000	1,482,000
Momentive Performance Materials, Inc.
company guaranty sr. unsec. notes
9 3/4s, 2014 (S)		2,705,000	2,312,775
Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		895,000	953,175
Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014		200,000	209,000
NewPage Corp. company guaranty
10s, 2012		1,275,000	1,290,938
NewPage Holding Corp. sr. notes
FRN 9.986s, 2013 ‡‡		422,654	407,861
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		1,215,000	1,032,750
Novelis, Inc. company guaranty
7 1/4s, 2015		1,770,000	1,672,650
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	770,000	1,102,320
Smurfit-Stone Container
Enterprises, Inc. sr. unsec. unsub.
notes 8s, 2017		$910,000	728,000

231

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Basic Materials continued
Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2015	$2,095,000	$2,005,963
Steel Dynamics, Inc. 144A sr. notes
7 3/8s, 2012	240,000	240,000
Stone Container Corp. sr. notes
8 3/8s, 2012	650,000	570,375
Tube City IMS Corp. company guaranty
9 3/4s, 2015	1,085,000	1,000,913
Ucar Finance, Inc. company guaranty
10 1/4s, 2012	27,000	27,945
Verso Paper Holdings, LLC/ Verso
Paper, Inc. company guaranty
11 3/8s, 2016	625,000	592,188
		36,089,240

Broadcasting (2.1%)
Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	215,000	129,000
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	2,435,000	2,282,813
DirecTV Holdings, LLC 144A sr. notes
7 5/8s, 2016	365,000	359,525
Echostar DBS Corp. company guaranty
7s, 2013	1,080,000	1,028,700
Echostar DBS Corp. company guaranty
6 5/8s, 2014	250,000	231,250
Echostar DBS Corp. sr. notes
6 3/8s, 2011	2,300,000	2,219,500
Ion Media Networks, Inc. 144A sr. sec.
notes 8.963s, 2013	680,000	438,600
Ion Media Networks, Inc. 144A sr. sec.
notes 5.963s, 2012	820,000	697,000
Sirius Satellite Radio, Inc. sr. unsec.
notes 9 5/8s, 2013	1,265,000	1,024,650
Univision Communications, Inc. 144A
company guaranty unsec. notes
9 3/4s, 2015 ‡‡	795,000	584,325
Young Broadcasting, Inc. company
guaranty 10s, 2011	847,000	474,320
Young Broadcasting, Inc. sr. sub. notes
8 3/4s, 2014	290,000	162,400
		9,632,083

Building Materials (0.9%)
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	1,675,000	1,658,250
NTK Holdings, Inc. sr. disc. notes
zero %, 2014	1,545,000	702,975
Texas Industries, Inc. sr. unsec. notes
7 1/4s, 2013	520,000	517,400

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Building Materials continued
THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	$1,870,000	$1,196,800
THL Buildco, Inc. (Nortek
Holdings, Inc.) 144A sr. sec. notes
10s, 2013	255,000	243,525
		4,318,950

Cable Television (2.3%)
Adelphia Communications Corp.
zero %, 2009	80,000	6,600
Adelphia Communications Corp.
zero %, 2009	140,000	11,900
Adelphia Communications Corp.
zero %, 2008	130,000	10,400
Adelphia Communications Corp.
escrow zero %, 2009	755,000	62,288
Adelphia Communications Corp.
escrow bonds zero %, 2010	290,000	23,925
Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014	520,000	478,400
Cablevision Systems Corp. sr. notes
Ser. B, 8s, 2012	425,000	401,625
CCH I Holdings, LLC company
guaranty 12 1/8s, 2015	15,000	9,038
CCH I, LLC sec. notes 11s, 2015	3,349,000	2,482,446
CCH II, LLC sr. unsec. notes
10 1/4s, 2010	1,700,000	1,644,750
CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010	2,045,000	1,973,425
CSC Holdings, Inc. sr. notes
6 3/4s, 2012	1,170,000	1,099,800
CSC Holdings, Inc. sr. notes Ser. B,
7 5/8s, 2011	700,000	686,000
NTL Cable PLC sr. notes 9 1/8s, 2016
(United Kingdom) (S)	580,000	543,750
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	1,345,000	1,365,175
		10,799,522

Capital Goods (6.2%)
Alliant Techsystems, Inc. sr. sub. notes
6 3/4s, 2016	645,000	625,650
Allied Waste North America, Inc.
sec. notes 6 1/2s, 2010	700,000	700,000
Baldor Electric Co. company guaranty
8 5/8s, 2017	385,000	385,963
BBC Holding Corp. sr. notes
8 7/8s, 2014	970,000	839,050
Berry Plastics Corp. company guaranty
sr. sec. notes FRN 7.568s, 2015	700,000	670,250
Blount, Inc. sr. sub. notes 8 7/8s, 2012	790,000	790,000

232

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount		Value

Capital Goods continued
Bombardier, Inc. 144A sr. unsec.
notes FRN 7.981s, 2013 (Canada)	EUR	715,000	$1,124,702
Crown Americas, LLC/Crown
Americas Capital Corp. sr. notes
7 5/8s, 2013		$874,000	871,815
General Cable Corp. company
guaranty sr. unsec. notes FRN
5.073s, 2015		1,250,000	1,109,375
Greenbrier Cos., Inc. company
guaranty 8 3/8s, 2015		755,000	719,138
Hawker Beechcraft
Acquisition Co., LLC sr. sub. notes
9 3/4s, 2017		1,090,000	1,090,000
Hawker Beechcraft
Acquisition Co., LLC sr. unsec.
notes 8 7/8s, 2015 ‡‡		830,000	834,150
Hexcel Corp. sr. sub. notes
6 3/4s, 2015		1,825,000	1,774,813
L-3 Communications Corp. company
guaranty 7 5/8s, 2012 (S)		640,000	646,400
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		1,510,000	1,411,850
L-3 Communications Corp. company
guaranty sr. unsec. sub. notes
6 1/8s, 2014		10,000	9,375
Legrand SA unsec. unsub. debs.
8 1/2s, 2025 (France)		2,690,000	3,024,553
Manitowoc Co., Inc. (The) sr. notes
7 1/8s, 2013		845,000	802,750
Moog, Inc. 144A sr. sub. notes
7 1/4s, 2018		245,000	242,550
Owens-Brockway Glass
Container, Inc. company guaranty
6 3/4s, 2014	EUR	255,000	368,668
RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		$1,975,000	1,905,875
Ryerson Tull, Inc. 144A sec. notes
12s, 2015		1,145,000	1,136,413
TD Funding Corp. company
guaranty 7 3/4s, 2014		1,580,000	1,560,250
Tekni-Plex, Inc. sec. notes
10 7/8s, 2012		1,185,000	1,202,775
Terex Corp. company guaranty
7 3/8s, 2014		1,875,000	1,846,875
Titan International, Inc. company
guaranty 8s, 2012		2,060,000	2,018,800
WCA Waste Corp. company
guaranty 9 1/4s, 2014		910,000	912,275
			28,624,315

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount		Value

Coal (1.4%)
Arch Western Finance, LLC sr. notes
6 3/4s, 2013		$2,355,000	$2,307,900
Massey Energy Co. sr. notes
6 5/8s, 2010		1,845,000	1,845,000
Peabody Energy Corp. company
guaranty 7 3/8s, 2016 (S)		2,165,000	2,159,588
			6,312,488

Communication Services (7.0%)
American Tower Corp. sr. notes
7 1/2s, 2012		590,000	595,900
American Tower Corp. 144A
sr. notes 7s, 2017 (S)		725,000	717,750
BCM Ireland Finance Ltd. 144A
FRN 9.856s, 2016 (Cayman Islands)	EUR	440,000	637,520
Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013		$715,000	736,450
Centennial Communications Corp.
sr. notes 10s, 2013		195,000	197,925
Centennial Communications Corp.
sr. unsec. notes FRN 8.448s, 2013		885,000	854,025
Cincinnati Bell, Inc. company
guaranty 7s, 2015		520,000	484,900
Citizens Communications Co. notes
9 1/4s, 2011		1,075,000	1,112,625
Cricket Communications, Inc.
company guaranty 9 3/8s, 2014 (S)		1,840,000	1,771,000
Cricket Communications, Inc.
company guaranty sr. unsec. notes
Ser. *, 9 3/8s, 2014		185,000	178,063
Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)		810,000	764,438
Digicel, Ltd. 144A sr. unsec. unsub.
notes 9 1/4s, 2012 (Jamaica)		1,430,000	1,471,113
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††		1,754,000	1,771,540
Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)		2,665,000	2,701,644
Intelsat Intermediate
Holding Co., Ltd. company
guaranty stepped-coupon zero %
(9 1/4s, 2/1/10), 2015 (Bermuda) ††		625,000	503,125
iPCS, Inc. company guaranty sr. sec.
notes FRN 4.998s, 2013		500,000	450,000
Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		1,375,000	1,251,250
Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017		790,000	679,400
MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		2,175,000	2,093,438

233

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount		Value

Communication Services continued
Nordic Telephone Co. Holdings ApS
144A sr. sec. bond 8 7/8s, 2016
(Denmark)		$260,000	$254,800
PAETEC Holding Corp. company
guaranty sr. unsec. unsub. notes
9 1/2s, 2015		650,000	599,625
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014		1,965,000	1,866,750
Qwest Corp. sr. unsec. unsub.
notes 8 7/8s, 2012		2,140,000	2,182,800
Qwest Corp. sr. unsec. unsub.
notes 7 1/4s, 2025		555,000	491,175
Rural Cellular Corp. sr. unsec. notes
9 7/8s, 2010		405,000	412,088
Rural Cellular Corp. sr. unsec. sub.
FRN 8.623s, 2012		330,000	332,475
Rural Cellular Corp. sr. unsec. sub.
notes FRN 5.682s, 2013		700,000	708,750
Syniverse Technologies, Inc. sr. sub.
notes Ser. B, 7 3/4s, 2013		1,165,000	1,095,100
Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014		605,000	618,613
West Corp. company guaranty
11s, 2016		390,000	329,550
West Corp. company guaranty
9 1/2s, 2014		715,000	643,500
Wind Aquisition Fin. SA notes
9 3/4s, 2015 (Netherlands)	EUR	555,000	878,440
Windstream Corp. company
guaranty 8 5/8s, 2016		$2,035,000	2,029,913
Windstream Corp. company
guaranty 8 1/8s, 2013		1,065,000	1,062,338
			32,478,023

Consumer (0.7%)
Jostens IH Corp. company guaranty
7 5/8s, 2012		2,060,000	2,023,950
Yankee Acquisition Corp. company
guaranty Ser. B, 8 1/2s, 2015 (S)		1,665,000	1,298,700
			3,322,650

Consumer Goods (1.3%)
Church & Dwight Co., Inc. company
guaranty 6s, 2012		1,035,000	993,600
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014		860,000	806,250
Jarden Corp. company guaranty
7 1/2s, 2017 (S)		1,055,000	917,850
Prestige Brands, Inc. sr. sub. notes
9 1/4s, 2012		1,408,000	1,408,000

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount		Value

Consumer Goods continued
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015		$1,850,000	$1,165,500
Spectrum Brands, Inc. company
guaranty sr. unsec. sub. notes
stepped-coupon 11 1/2s (12s,
10/2/08), 2013 †† ‡‡		1,015,000	832,300
			6,123,500

Consumer Services (—%)
United Rentals NA, Inc. company
guaranty 6 1/2s, 2012		30,000	27,000

Energy (Oil Field) (2.9%)
CHC Helicopter Corp. sr. sub. notes
7 3/8s, 2014 (Canada)		1,855,000	1,924,563
Complete Production Services, Inc.
company guaranty 8s, 2016		1,160,000	1,158,550
Dresser-Rand Group, Inc. company
guaranty 7 3/8s, 2014		161,000	158,988
Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016		1,950,000	1,998,750
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014		555,000	532,800
Inergy LP/Inergy Finance Corp.
sr. unsec. notes 6 7/8s, 2014		2,020,000	1,878,600
Key Energy Services, Inc. 144A
sr. notes 8 3/8s, 2014		670,000	683,400
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013		1,065,000	1,025,063
Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011		592,689	618,532
Pacific Energy Partners/Pacific
Energy Finance Corp. sr. notes
7 1/8s, 2014	EUR	755,000	761,357
Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014		$810,000	807,975
Stallion Oilfield Services/Stallion
Oilfield Finance Corp. 144A
sr. unsec. notes 9 3/4s, 2015		2,020,000	1,727,100
			13,275,678

Entertainment (1.4%)
AMC Entertainment, Inc. company
guaranty 11s, 2016		744,000	736,560
Avis Budget Car Rental, LLC
company guaranty 7 3/4s, 2016		1,020,000	782,850
Avis Budget Car Rental, LLC
company guaranty 7 5/8s, 2014 (S)		685,000	548,000
Cinemark, Inc. sr. disc. notes
stepped-coupon zero % (9 3/4s,
3/15/09), 2014 ††		1,045,000	992,750
Hertz Corp. company guaranty
8 7/8s, 2014 (S)		1,325,000	1,212,375
Marquee Holdings, Inc. sr. disc.
notes 12s, 2014		1,275,000	1,000,875

234

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Entertainment continued
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	$245,000	$242,550
Universal City Florida Holding Co.
sr. unsec. notes FRN 7.623s, 2010	780,000	752,700
		6,268,660

Financial (3.0%)
E*Trade Financial Corp. sr. unsec. notes
8s, 2011	820,000	754,400
GMAC, LLC sr. unsec. unsub. notes
7 3/4s, 2010	4,025,000	3,441,902
GMAC, LLC sr. unsec. unsub. notes
7s, 2012	625,000	436,580
GMAC, LLC sr. unsec. unsub. notes
6 7/8s, 2012 (S)	3,685,000	2,523,403
GMAC, LLC sr. unsec. unsub. notes
6 3/4s, 2014 (S)	3,734,000	2,466,102
GMAC, LLC sr. unsec. unsub. notes
6 5/8s, 2012	110,000	74,591
GMAC, LLC sr. unsec. unsub. notes
FRN 4.882s, 2014	209,000	137,384
HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	335,000	274,700
HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014	240,000	217,200
Lender Processing Services, Inc. 144A
sr. unsec. notes 8 1/8s, 2016	610,000	610,763
Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	400,000	402,000
Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	920,000	878,600
Liberty Mutual Group 144A company
guaranty FRB 10 3/4s, 2058	525,000	512,084
Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015	725,000	668,813
Rouse Co LP/TRC Co-Issuer Inc.
144A sr. notes 6 3/4s, 2013 (R)	135,000	121,639
USI Holdings Corp. 144A sr. unsec.
notes FRN 6.551s, 2014	215,000	179,525
		13,699,686

Food (0.8%)
Archibald Candy Corp. company
guaranty 10s, 2008 (In default) (F) †	176,170	2,588
Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	1,165,000	949,475
Chiquita Brands International, Inc.
sr. unsec. unsub. notes 8 7/8s, 2015	205,000	179,375
Dean Foods Co. company guaranty
7s, 2016	850,000	737,375
Del Monte Corp. sr. sub. notes
8 5/8s, 2012	1,305,000	1,324,575
Pinnacle Foods Finance LLC sr. sub.
notes 10 5/8s, 2017	650,000	520,000
		3,713,388

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Gaming & Lottery (3.0%)
Boyd Gaming Corp. sr. sub. notes
7 1/8s, 2016	$1,125,000	$829,688
Boyd Gaming Corp. sr. sub. notes
6 3/4s, 2014	1,265,000	974,050
Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	1,445,000	1,275,213
MGM Mirage, Inc. company guaranty
8 1/2s, 2010	1,665,000	1,644,188
MGM Mirage, Inc. company guaranty
6s, 2009	1,735,000	1,706,806
Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes
7 1/2s, 2015	1,275,000	975,375
Pinnacle Entertainment, Inc. sr. sub.
notes 8 1/4s, 2012	1,225,000	1,203,563
Station Casinos, Inc. sr. notes 6s, 2012	1,615,000	1,283,925
Tropicana Entertainment, LLC sr. sub.
notes 9 5/8s, 2014 (In default) †	960,000	456,000
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	2,785,000	1,733,663
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014 (S)	1,789,000	1,636,935
		13,719,406

Health Care (7.6%)
Accellent, Inc. company guaranty
10 1/2s, 2013	1,355,000	1,239,825
Community Health Systems, Inc.
company guaranty 8 7/8s, 2015	2,320,000	2,334,500
DaVita, Inc. company guaranty
6 5/8s, 2013	1,350,000	1,296,000
Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s, 2011 (Ireland)	1,700,000	1,672,375
HCA, Inc. company guaranty sr. sec.
notes 9 5/8s, 2016 ‡‡	1,995,000	2,054,850
HCA, Inc. sr. sec. notes 9 1/4s, 2016	2,335,000	2,405,050
HCA, Inc. sr. sec. notes 9 1/8s, 2014	1,575,000	1,610,438
HCA, Inc. sr. unsec. notes 7 7/8s, 2011	225,000	221,625
HCA, Inc. sr. unsec. notes 6 3/8s, 2015	520,000	431,600
HCA, Inc. sr. unsec. notes 5 3/4s, 2014	555,000	462,038
Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	1,560,000	1,365,000
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	100,000	101,000
Omnicare, Inc. company guaranty
6 3/4s, 2013	90,000	84,600
Omnicare, Inc. sr. sub. notes
6 1/8s, 2013	255,000	233,325
Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	1,275,000	1,262,250
Select Medical Corp. company
guaranty 7 5/8s, 2015	1,445,000	1,267,988
Service Corporation International
debs. 7 7/8s, 2013	688,000	682,840

235

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Health Care continued
Service Corporation International
sr. notes 7s, 2017	$1,050,000	$1,002,750
Service Corporation International
sr. unsec. unsub. notes 6 3/4s, 2016	1,160,000	1,099,100
Stewart Enterprises, Inc. sr. notes
6 1/4s, 2013	1,785,000	1,695,750
Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes
9 1/8s, 2015	980,000	980,000
Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	1,115,000	869,700
Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	465,000	406,875
Tenet Healthcare Corp. notes
7 3/8s, 2013	1,570,000	1,475,800
Tenet Healthcare Corp. sr. notes
9 1/4s, 2015	600,000	588,000
Tenet Healthcare Corp. sr. unsec.
notes 6 1/2s, 2012	340,000	320,450
Tenet Healthcare Corp. sr. unsec.
unsub. notes 6 3/8s, 2011	1,445,000	1,383,588
US Oncology, Inc. company guaranty
9s, 2012	1,345,000	1,334,913
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	1,850,000	1,831,500
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	1,750,000	1,833,125
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	520,000	517,400
Ventas Realty LP/Capital Corp. sr. notes
6 5/8s, 2014 (R)	395,000	379,200
Ventas Realty LP/Capital Corp. sr. notes
6 1/2s, 2016 (R)	530,000	506,150
		34,949,605

Homebuilding (1.2%)
D.R. Horton, Inc. company guaranty
8s, 2009	100,000	99,750
D.R. Horton, Inc. company guaranty
sr. unsub. notes 5s, 2009	765,000	750,656
K. Hovnanian Enterprises, Inc. company
guaranty sr. sec. notes 11 1/2s, 2013	505,000	523,938
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	1,285,000	1,031,213
Meritage Homes Corp. sr. notes
7s, 2014	205,000	166,050
Realogy Corp. company guaranty
sr. unsec. notes 10 1/2s, 2014 (R)	3,245,000	2,255,275
Toll Brothers, Inc. company guaranty
sr. unsec. sub. notes 8 1/4s, 2011	645,000	625,650
		5,452,532

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Household Furniture and Appliances (0.1%)
Sealy Mattress Co. sr. sub. notes
8 1/4s, 2014	$535,000	$438,700

Lodging/Tourism (0.7%)
FelCor Lodging LP company guaranty
8 1/2s, 2011 (R)	505,000	493,638
Host Marriott LP company guaranty
Ser. Q, 6 3/4s, 2016 (R)	30,000	26,625
Host Marriott LP sr. notes Ser. M, 7s,
2012 (R)	2,240,000	2,116,800
Seminole Hard Rock Entertainment, Inc.
144A sr. sec. notes FRN 5.276s, 2014	830,000	702,388
		3,339,451

Media (1.9%)
Affinion Group, Inc. company guaranty
11 1/2s, 2015	695,000	693,263
Affinion Group, Inc. company guaranty
10 1/8s, 2013	1,360,000	1,363,400
Affinity Group, Inc. sr. sub. notes
9s, 2012	1,295,000	1,139,600
Idearc, Inc. company guaranty 8s, 2016	2,925,000	1,839,094
Liberty Media, LLC sr. notes 5.7s, 2013	495,000	443,607
Liberty Media, LLC sr. unsec. notes
7 7/8s, 2009	615,000	620,985
Nielsen Finance LLC/Nielsen
Finance Co. company guaranty
10s, 2014	10,000	10,075
Nielsen Finance LLC/Nielsen
Finance Co. company guaranty
stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††	1,895,000	1,302,813
Nielsen Finance LLC/Nielsen
Finance Co. 144A company guaranty
sr. unsec. notes 10s, 2014	1,270,000	1,309,688
R.H. Donnelley Corp. sr. unsec. notes
6 7/8s, 2013	6,000	3,570
R.H. Donnelley Corp. sr. unsec. unsub.
notes 8 7/8s, 2017	19,000	11,305
		8,737,400

Oil & Gas (7.5%)
Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	1,465,000	1,270,888
Chesapeake Energy Corp. company
guaranty 7 3/4s, 2015	514,000	533,275
Chesapeake Energy Corp. sr. notes
7 1/2s, 2014	500,000	496,250
Chesapeake Energy Corp. sr. notes
7 1/2s, 2013	945,000	945,000
Chesapeake Energy Corp. sr. notes
7s, 2014	625,000	612,500
Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	2,120,000	2,082,900

236

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Oil & Gas continued
Comstock Resources, Inc. sr. notes
6 7/8s, 2012	$1,000,000	$982,500
Connacher Oil and Gas, Ltd. 144A
sec. notes 10 1/4s, 2015 (Canada)	1,250,000	1,318,750
Denbury Resources, Inc. sr. sub. notes
7 1/2s, 2015	1,120,000	1,114,400
El Paso Natural Gas Co. debs.
8 5/8s, 2022	360,000	399,478
Encore Acquisition Co. sr. sub. notes
6 1/4s, 2014	495,000	472,725
Encore Acquisition Co. sr. sub. notes
6s, 2015	1,643,000	1,544,420
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	1,450,000	1,424,625
Forest Oil Corp. sr. notes 8s, 2011	1,215,000	1,251,450
Harvest Operations Corp. sr. notes
7 7/8s, 2011 (Canada)	1,350,000	1,282,500
Hilcorp Energy I LP/Hilcorp
Finance Co. 144A sr. unsec. notes
9s, 2016	535,000	544,363
Newfield Exploration Co. sr. sub.
notes 7 1/8s, 2018 (S)	625,000	593,750
Newfield Exploration Co. sr. sub.
notes 6 5/8s, 2014	2,220,000	2,086,800
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	2,535,000	2,598,375
Petroleum Development Corp.
company guaranty sr. unsec. notes
12s, 2018	555,000	586,913
Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda)	1,270,000	1,149,350
Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	245,000	246,838
Plains Exploration & Production Co.
company guaranty 7s, 2017 (S)	1,425,000	1,368,000
Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	940,000	875,375
Range Resources Corp. company
guaranty sr. sub. notes 7 1/4s, 2018	375,000	371,250
Sabine Pass LNG LP sec. notes
7 1/2s, 2016	950,000	855,000
SandRidge Energy, Inc. sr. notes
8s, 2018 (S)	165,000	165,825
SandRidge Energy, Inc. 144A company
guaranty sr. unsec. FRN 6.323s, 2014	495,000	485,767
SandRidge Energy, Inc. 144A company
guaranty sr. unsec. notes 8 5/8s, 2015 ‡‡	1,385,000	1,419,625
Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013	2,010,000	1,969,800
Whiting Petroleum Corp. company
guaranty 7s, 2014	2,140,000	2,099,875
Williams Cos., Inc. (The) notes
7 3/4s, 2031	695,000	722,800

CORPORATE BONDS AND NOTES (78.8%)* continued

Principal amount		Value

Oil & Gas continued
Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019	$550,000	$577,500
Williams Cos., Inc. (The) 144A notes
6 3/8s, 2010	435,000	439,350
		34,888,217

Publishing (1.6%)
American Media, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2011	260,000	208,000
American Media, Inc. company
guaranty sr. unsec. sub. notes
Ser. B, 10 1/4s, 2009	1,815,000	1,461,075
American Media, Inc. company
guaranty 144A sr. unsec. sub. notes
8 7/8s, 2011	9,454	7,705
American Media, Inc. 144A company
guaranty sr. unsec. sub. notes
10 1/4s, 2009	65,993	53,124
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	895,304	796,821
Cenveo Corp. 144A company
guaranty sr. unsec. notes 10 1/2s, 2016	720,000	712,800
Dex Media, Inc. disc. notes
stepped-coupon zero % (9s,
11/15/08), 2013 ††	685,000	489,775
Quebecor Media, Inc. sr. unsec. notes
Ser. *, 7 3/4s, 2016 (Canada)	270,000	251,100
R.H. Donnelley, Inc. 144A company
guaranty sr. unsec. notes 11 3/4s, 2015	1,689,000	1,536,990
Reader’s Digest Association, Inc. (The)
144A sr. sub. notes 9s, 2017	1,295,000	945,350
Vertis, Inc. company guaranty Ser. B,
10 7/8s, 2009 (In default) †	1,940,000	853,600
Vertis, Inc. 144A unsec. sub. notes
13 1/2s, 2009 (In default) †	600,000	21,000
		7,337,340

Restaurants (0.1%)
Buffets, Inc. company guaranty 12 1/2s,
2014 (In default) †	485,000	7,275
OSI Restaurant Partners, Inc. 144A
sr. notes 10s, 2015	535,000	346,413
		353,688

Retail (1.9%)
Asbury Automotive Group, Inc. sr. sub.
notes 8s, 2014	910,000	787,150
Autonation, Inc. company guaranty
7s, 2014	260,000	231,400
Autonation, Inc. company guaranty
sr. unsec. notes FRN 4.713s, 2013	405,000	342,225
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	810,000	531,563
Harry & David Holdings, Inc. company
guaranty 9s, 2013	860,000	756,800

237

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Retail continued
Harry & David Holdings, Inc. company
guaranty sr. unsec. notes FRN
7.682s, 2012	$285,000	$239,400
Michaels Stores, Inc. company guaranty
11 3/8s, 2016	1,540,000	1,224,300
Neiman-Marcus Group, Inc. company
guaranty 9s, 2015	1,650,000	1,629,375
Rite Aid Corp. company guaranty
9 3/8s, 2015	990,000	663,300
Rite Aid Corp. company guaranty
7 1/2s, 2015	785,000	839,950
Rite Aid Corp. sec. notes
8 1/8s, 2010 (S)	195,000	196,950
Rite Aid Corp. sec. notes 7 1/2s, 2017	345,000	278,588
United Auto Group, Inc. company
guaranty 7 3/4s, 2016	1,245,000	1,089,375
		8,810,376

Technology (5.4%)
Activant Solutions, Inc. company
guaranty 9 1/2s, 2016	730,000	576,700
Advanced Micro Devices, Inc. sr. notes
7 3/4s, 2012	790,000	681,375
Amkor Technologies, Inc. sr. notes
7 3/4s, 2013	677,000	627,918
Avago Technologies Finance company
guaranty 11 7/8s, 2015 (Singapore)	270,000	293,625
Avago Technologies Finance company
guaranty 10 1/8s, 2013 (Singapore)	275,000	291,500
Avago Technologies Finance company
guaranty FRN 8.182s, 2013 (Singapore)	6,000	5,963
Celestica, Inc. sr. sub. notes 7 7/8s,
2011 (Canada)	325,000	325,000
Celestica, Inc. sr. sub. notes 7 5/8s,
2013 (Canada)	425,000	408,000
Ceridian Corp. 144A sr. unsec. notes
11 1/4s, 2015	1,030,000	934,725
Compucom Systems, Inc. sr. sub. notes
12 1/2s, 2015	430,000	393,450
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	2,050,000	1,665,625
Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes
9 1/8s, 2014 ‡‡	1,130,000	878,575
Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes
10 1/8s, 2016 (S)	1,440,000	1,098,000
Iron Mountain, Inc. company guaranty
6 5/8s, 2016 (S)	1,895,000	1,771,825
Iron Mountain, Inc. company guaranty
sr. unsec. sub. notes 8s, 2020	240,000	236,100
Lucent Technologies, Inc. notes
5 1/2s, 2008	400,000	399,000

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Technology continued
Lucent Technologies, Inc. unsec. debs.
6.45s, 2029	$840,000	$642,600
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011 (Cayman Islands)	690,000	441,600
Nortel Networks, Ltd. company
guaranty sr. unsec. notes 10 3/4s,
2016 (Canada)	400,000	396,000
Nortel Networks Ltd. 144A company
guaranty sr. unsec. notes 10 3/4s,
2016 (Canada)	490,000	485,100
Nortel Networks, Ltd. company
guaranty sr. unsec. notes FRN 6.963s,
2011 (Canada)	1,230,000	1,162,350
NXP BV/NXP Funding, LLC company
guaranty sr. sec. notes FRN 5.463s,
2013 (Netherlands)	1,200,000	1,056,000
NXP BV/NXP Funding, LLC sec. notes
7 7/8s, 2014 (Netherlands)	1,340,000	1,232,800
Open Solutions, Inc. 144A sr. sub.
notes 9 3/4s, 2015	845,000	688,675
Sanmina Corp. company guaranty
sr. unsec. sub. notes 6 3/4s, 2013	210,000	188,475
Sanmina Corp. sr. unsec. sub. notes
8 1/8s, 2016	325,000	292,500
Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016
(Cayman Islands)	670,000	619,342
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	1,218,000	1,224,090
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	3,326,000	3,359,260
Travelport LLC company guaranty
11 7/8s, 2016	365,000	299,300
Travelport LLC company guaranty
9 7/8s, 2014	985,000	874,188
Unisys Corp. sr. unsec. unsub. notes
12 1/2s, 2016	670,000	670,000
Xerox Capital Trust I company guaranty
8s, 2027	895,000	873,575
		25,093,236

Textiles (1.3%)
Hanesbrands, Inc. company guaranty
sr. unsec. notes FRN Ser. B,
6.508s, 2014	1,935,000	1,799,550
Levi Strauss & Co. sr. unsec. notes
8 7/8s, 2016	1,025,000	996,813
Levi Strauss & Co. sr. unsec. unsub.
notes 9 3/4s, 2015	2,405,000	2,417,025
Oxford Industries, Inc. sr. notes
8 7/8s, 2011	860,000	829,900
		6,043,288

238

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Utilities & Power (5.2%)
AES Corp. (The) sr. unsec. unsub.
notes 8s, 2017	$485,000	$475,300
AES Corp. (The) 144A sec. notes
8 3/4s, 2013	760,000	789,450
AES Corp. (The) 144A sr. notes
8s, 2020	380,000	366,700
Allegheny Energy Supply 144A
sr. unsec. bond 8 1/4s, 2012	860,000	896,550
CMS Energy Corp. sr. notes
8 1/2s, 2011	430,000	448,888
CMS Energy Corp. sr. notes
7 3/4s, 2010	345,000	360,051
Colorado Interstate Gas Co. debs.
6.85s, 2037	1,055,000	1,000,126
Dynegy-Roseton Danskamme
company guaranty Ser. B, 7.67s, 2016	1,130,000	1,110,225
Edison Mission Energy sr. unsec. notes
7 3/4s, 2016	525,000	522,375
Edison Mission Energy sr. unsec. notes
7 1/2s, 2013	615,000	610,388
Edison Mission Energy sr. unsec. notes
7.2s, 2019 (S)	1,020,000	951,150
Edison Mission Energy sr. unsec. notes
7s, 2017	710,000	663,850
Ferrellgas LP/Finance sr. notes
6 3/4s, 2014	1,240,000	1,131,500
Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	170,000	167,450
Mirant Americas Generation, Inc.
sr. unsec. notes 8.3s, 2011	1,060,000	1,097,100
Mirant North America, LLC company
guaranty 7 3/8s, 2013	1,665,000	1,650,431
NRG Energy, Inc. company guaranty
7 3/8s, 2017	685,000	647,325
NRG Energy, Inc. sr. notes 7 3/8s, 2016	3,455,000	3,252,019
Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010	1,240,000	1,339,200
PNM Resources, Inc. unsec. unsub.
notes 9 1/4s, 2015	1,330,000	1,373,225
Sierra Pacific Power Co. general ref.
mtge. 6 1/4s, 2012	275,000	281,591
Sierra Pacific Resources sr. unsec. notes
8 5/8s, 2014	1,470,000	1,541,023
Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes 7.2s, 2011	335,000	348,182
Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes 7s, 2012	525,000	547,460
Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2015	85,000	85,552
Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	500,000	526,817
Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	140,000	136,536

CORPORATE BONDS AND NOTES (78.8%)* continued

	Principal amount	Value

Utilities & Power continued
Transcontinental Gas Pipeline Corp.
sr. unsec. debs. 7 1/4s, 2026	$1,250,000	$1,278,125
Utilicorp United, Inc. sr. unsec. notes
9.95s, 2011	38,000	39,053
Williams Partners LP/ Williams
Partners Finance Corp. sr. unsec.
notes 7 1/4s, 2017	520,000	520,000
		24,157,642

Total corporate bonds and notes (cost $396,373,467)		$364,563,000

SENIOR LOANS (10.6%)* (c)

	Principal amount	Value

Automotive (0.3%)
Allison Transmission bank term loan
FRN Ser. B, 5.333s, 2014	$898,213	$799,596
Dana Corp. bank term loan FRN
6 3/4s, 2015	676,600	616,834
		1,416,430

Basic Materials (1.1%)
Domtar Corp. bank term loan FRN
3.779s, 2014 (Canada)	1,192,972	1,149,355
Georgia-Pacific, LLC bank term loan
FRN Ser. B, 4.449s, 2013	1,585,746	1,495,062
Graphic Packaging Corp. bank term
loan FRN Ser. C, 5.587s, 2014	288,550	278,030
Huntsman International, LLC bank
term loan FRN Ser. B, 4.233s, 2012	1,257,317	1,163,533
Ineos Holdings, Ltd. bank term loan
FRN Ser. B2, 4.885s, 2014
(United Kingdom)	158,384	142,545
Ineos Holdings, Ltd. bank term loan
FRN Ser. C2, 5.385s, 2015
(United Kingdom)	158,384	142,545
NewPage Holding Corp. bank term
loan FRN 6.563s, 2014	353,225	350,311
Rockwood Specialties Group, Inc.
bank term loan FRN Ser. E,
4.399s, 2012	327,051	314,437
		5,035,818

Broadcasting (0.2%)
Univision Communications, Inc. bank
term loan FRN Ser. B, 5.124s, 2014	1,250,000	1,024,678
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 5.189s, 2012	78,824	70,942
		1,095,620

Cable Television (0.1%)
Cablevision Systems Corp. bank term
loan FRN 4.225s, 2013	658,266	624,327

239

Putnam VT High Yield Fund

SENIOR LOANS (10.6%)* (c) continued

	Principal amount	Value

Capital Goods (0.6%)
Allied Waste Industries, Inc. bank term
loan FRN 6.82s, 2012	$84,483	$83,380
Allied Waste Industries, Inc. bank term
loan FRN 4.268s, 2012	140,517	138,682
Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN 2.1s, 2014	25,542	23,929
Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN Ser. B, 4.801s, 2014	490,566	459,599
Sensata Technologies BV bank term
loan FRN 4.663s, 2013 (Netherlands)	421,068	389,138
Sequa Corp. bank term loan FRN
6.025s, 2014	526,167	500,187
Transdigm, Inc. bank term loan FRN
4.801s, 2013	165,000	159,895
Wesco Aircraft Hardware Corp. bank
term loan FRN 8.56s, 2014	850,000	829,813
Wesco Aircraft Hardware Corp. bank
term loan FRN 5.06s, 2013	408,125	395,116
		2,979,739

Communication Services (0.4%)
Alltel Communications, Inc. bank term
loan FRN Ser. B2, 5.564s, 2015	877,789	871,425
Alltel Communications, Inc. bank term
loan FRN Ser. B3, 5.232s, 2015	915,000	908,366
Cricket Communications, Inc. bank
term loan FRN Ser. B, 6 1/2s, 2013	27,609	27,164
		1,806,955

Consumer Cyclicals (2.5%)
CCM Merger, Inc. bank term loan FRN
Ser. B, 4.764s, 2012	472,431	444,085
Claire’s Stores, Inc. bank term loan FRN
5.445s, 2014	579,175	418,816
Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN Ser. B,
6.814s, 2014	370,000	360,904
GateHouse Media, Inc. bank term loan
FRN Ser. B, 4.65s, 2014	619,022	434,347
GateHouse Media, Inc. bank term loan
FRN Ser. DD, 4.714s, 2014	230,978	162,070
Golden Nugget, Inc. bank term loan
FRN Ser. B, 4.49s, 2014	181,364	165,041
Golden Nugget, Inc. bank term loan
FRN Ser. DD, 1 3/4s, 2014 (U)	103,636	94,309
Goodman Global Holdings, Inc. bank
term loan FRN Ser. B, 7.502s, 2011	810,000	798,356
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 4.54s, 2010	2,320,000	2,098,150
Isle of Capri Casinos, Inc. bank term
loan FRN 4.551s, 2014	357,176	316,399
Isle of Capri Casinos, Inc. bank term
loan FRN Ser. A, 4.551s, 2014	107,694	95,399

SENIOR LOANS (10.6%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
Isle of Capri Casinos, Inc. bank term
loan FRN Ser. B, 4.551s, 2014	$142,871	$126,560
Landsource Communities/NWHL
Investment bank term loan FRN
6 3/4s, 2013	1,058,891	776,961
Lear Corp bank term loan FRN
5.133s, 2013	270,000	246,150
Navistar Financial Corp. bank term loan
FRN 5.754s, 2012	586,667	553,667
Navistar International Corp. bank term
loan FRN 6.234s, 2012	1,613,333	1,522,583
Standard-Pacific Corp. bank term loan
FRN Ser. B, 4.469s, 2013	590,000	489,209
Tribune Co. bank term loan FRN
Ser. B, 5.482s, 2014	2,252,975	1,692,547
United Components, Inc. bank term
loan FRN Ser. D, 4.698s, 2012	164,667	157,257
Visteon Corp. bank term loan FRN
Ser. B, 7.2s, 2013	1,035,000	829,618
		11,782,428

Consumer Staples (1.1%)
Charter Communications
Operating, LLC bank term loan FRN
8 1/2s, 2014	204,488	203,209
Charter Communications, Inc. bank
term loan FRN 4.9s, 2014	161,212	141,244
Citadel Communications bank term
loan FRN Ser. B, 4.284s, 2014	570,000	493,050
Dole Food Co. bank term loan FRN
Ser. B, 7.19s, 2013	85,651	79,455
Dole Food Co. bank term loan FRN
Ser. C, 7.202s, 2013	285,505	264,850
Dole Food Co. bank term loan FRN
Ser. C, 1.88s, 2013	38,844	36,034
Mediacom Communications Corp.
bank term loan FRN Ser. C,
4.227s, 2015	1,031,110	942,821
Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 5.37s, 2014	83,741	77,858
Rental Service Corp. bank term loan
FRN 6.23s, 2013	1,545,000	1,298,756
Rite-Aid Corp. bank term loan FRN
Ser. B, 4.227s, 2014	84,788	76,097
Six Flags Theme Parks bank term loan
FRN 4.873s, 2015	1,460,613	1,284,873
		4,898,247

Energy (—%)
Enterprise GP Holdings, LP bank term
loan FRN 4.853s, 2014	205,000	201,797

240

Putnam VT High Yield Fund

SENIOR LOANS (10.6%)* (c) continued

	Principal amount	Value

Financial (0.2%)
General Growth Properties, Inc. bank
term loan FRN Ser. A, 3.6s, 2010 (R)	$90,000	$80,419
Nuveen Investments, Inc. bank term
loan FRN Ser. B, 5.483s, 2014	334,163	311,272
Residential Capital, LLC bank term
loan FRN 4.06s, 2008	325,000	320,938
		712,629

Health Care (1.9%)
Bausch & Lomb, Inc. bank term loan
FRN Ser. B, 6.051s, 2015	875,561	856,317
Bausch & Lomb, Inc. bank term loan
FRN Ser. DD, 6.051s, 2015 (U)	219,439	214,616
Biomet, Inc. bank term loan FRN
Ser. B, 5.801s, 2015	513,706	502,576
Community Health Systems, Inc.
bank term loan FRN Ser. B,
4.859s, 2014	1,012,304	952,929
Community Health Systems, Inc.
bank term loan FRN Ser. DD,
1/2s, 2014 (U)	52,959	49,853
Fenwal Controls of Japan, LTD. bank
term loan FRN 4.899s, 2014 (Japan)	1,367,689	1,227,501
Fenwal Controls of Japan, LTD. bank
term loan FRN Ser. DD, 0 1/2s,
2014 (Japan) (U)	249,105	223,572
Health Management Associates, Inc.
bank term loan FRN 4.551s, 2014	1,418,477	1,316,347
Healthsouth Corp. bank term loan
FRN Ser. B, 5.29s, 2013	1,016,886	959,141
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
8.163s, 2014	1,573,123	1,376,483
Mylan, Inc. bank term loan FRN Ser. B,
5 3/4s, 2014	517,400	511,660
United Surgical Partners
International, Inc. bank term loan
FRN 5.49s, 2014	449,426	415,719
United Surgical Partners
International, Inc. bank term loan
FRN Ser. DD, 4.918s, 2014	105,574	97,656
		8,704,370

Homebuilding (0.2%)
Realogy Corp. bank term loan FRN
5.32s, 2013 (R)	176,400	149,436
Realogy Corp. bank term loan FRN
Ser. B, 5.475s, 2013 (R)	655,200	555,048
		704,484

Media (0.1%)
Idearc, Inc. bank term loan FRN Ser. B,
4.787s, 2014	784,045	625,058

SENIOR LOANS (10.6%)* (c) continued

	Principal amount	Value

Oil & Gas (0.1%)
Targa Resources, Inc. bank term loan
FRN 4.654s, 2012	$201,782	$195,897
Targa Resources, Inc. bank term loan
FRN 2.571s, 2012	113,218	109,916
		305,813

Retail (0.1%)
Michaels Stores, Inc. bank term loan
FRN Ser. B, 4.872s, 2013	584,070	484,413

Technology (0.6%)
Compucom Systems, Inc. bank term
loan FRN 5.99s, 2014	729,488	674,776
First Data Corp. bank term loan FRN
Ser. B1, 5.261s, 2014	694,750	636,825
First Data Corp. bank term loan FRN
Ser. B3, 5.552s, 2014	694,750	637,723
Flextronics International, Ltd.
bank term loan FRN Ser. B, 4.963s,
2014 (Singapore)	163,940	149,254
Flextronics International, Ltd.
bank term loan FRN Ser. B, 4.947s,
2014 (Singapore)	570,510	519,402
		2,617,980

Transportation (—%)
UAL Corp. bank term loan FRN Ser. B,
4.779s, 2014	51,472	38,175

Utilities & Power (1.0%)
Energy Future Holdings Corp. bank
term loan FRN Ser. B2, 6.235s, 2014	2,816,000	2,604,017
Energy Future Holdings Corp. bank
term loan FRN Ser. B3, 6.262s, 2014	2,407,900	2,225,051
		4,829,068

Total senior loans (cost $52,249,100)		$48,863,351

CONVERTIBLE BONDS AND NOTES (2.2%)*

	Principal amount	Value

Acquicor Technology, Inc. 144A cv.
notes 8s, 2011	$607,000	$424,900
Alliant Techsystems, Inc. cv. sr. sub.
notes 2 3/4s, 2024	745,000	988,988
Chiquita Brands International cv. sr.
unsec. notes 4 1/4s, 2016	490,000	453,863
Countrywide Financial Corp. cv. unsec.
sr. FRN company guaranty 0.758s, 2037	570,000	549,338
General Growth Properties, Inc. 144A
cv. sr. notes 3.98s, 2027	895,000	701,456
Intel Corp. cv. sub. bonds 2.95s, 2035	1,085,000	1,056,519
L-3 Communications Corp. 144A
cv. bonds 3s, 2035	1,155,000	1,277,719
Level 3 Communications, Inc. cv. sr.
notes 3 1/2s, 2012	725,000	588,156

241

Putnam VT High Yield Fund

CONVERTIBLE BONDS AND NOTES (2.2%)* continued

	Principal amount	Value

NII Holdings, Inc. 144A cv. sr. unsec.
notes 3 1/8s, 2012	$971,000	$818,068
Pantry, Inc. (The) cv. sr. sub. notes
3s, 2012	1,380,000	952,200
Sinclair Broadcast Group, Inc. cv. sr.
sub. notes stepped-coupon 4 7/8s (2s,
1/15/11) 2018 ††	730,000	656,088
Transocean, Inc. cv. sr. unsec. notes
Ser. C, 1 1/2s, 2037	690,000	784,875
Trinity Industries, Inc. cv. sub. notes
3 7/8s, 2036	990,000	945,450

Total convertible bonds and notes (cost $10,162,886)		$10,197,620

COMMON STOCKS (1.5%)*

	Shares	Value

AboveNet, Inc. †	476	$29,036
Adelphia Recovery Trust (Ser. ACC-1) †	1,358,502	95,095
Bohai Bay Litigation, LLC (Units) (F)	2,670	37,776
Chesapeake Energy Corp.	14,460	953,782
Cinemark Holdings, Inc.	46,200	603,372
Dana Holding Corp. †	51,907	277,702
Decrane Aircraft Holdings, Inc. (F) †	11,167	11
El Paso Corp.	34,660	753,508
Elizabeth Arden, Inc. †	18,415	279,540
Jarden Corp. † (S)	24,085	439,310
NRG Energy, Inc. †	18,875	809,738
Pinnacle Entertainment , Inc. † (S)	30,275	317,585
Qwest Communications International, Inc. (S)	90,475	355,567
Service Corporation International	69,075	681,080
Titan Europe PLC (United Kingdom)	66,475	194,616
Titan International, Inc.	6,175	219,954
VFB LLC (acquired 1/21/00, cost
$1,601,579) (F) ‡ †	2,812,235	58,174
Williams Cos., Inc. (The)	19,143	771,654
XCL Warranty Escrow (F)	2,670	190,533

Total common stocks (cost $9,641,340)		$7,068,033

CONVERTIBLE PREFERRED STOCKS (1.3%)*

	Shares	Value

Crown Castle International Corp. $3.125
cum. cv. pfd.	17,095	$980,826
Digital Realty Trust, Inc. $1.094 cv. pfd.	26,035	598,805
Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.	31,889	781,281
Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	6,837	1,146,052
Interpublic Group of Companies, Inc. 144A
Ser. B, 5.25% cum. cv. pfd	1,723	1,406,399
Lehman Brothers Holdings, Inc. Ser. P, 7.25%
cv. pfd.	1,120	900,962

Total convertible preferred stocks (cost $5,986,857)		$5,814,325

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)*

	Principal amount	Value

Argentina (Republic of ) bonds FRB
zero %, 2013	$1,470,000	$699,720
Argentina (Republic of ) sr. unsec.
unsub. bonds FRB 3.092s, 2012	62,500	52,608

Total foreign government bonds and notes (cost $808,683)		$752,328

COLLATERALIZED MORTGAGE OBLIGATIONS (—%)* (cost $139,446)

	Principal amount	Value

Mach One Commercial Mortgage
Trust 144A Ser. 04-1A, Class J, 5.45s,
2040 (Canada)	$155,000	$57,350

PREFERRED STOCKS (—%)* (cost $93,244)

	Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. ‡‡	8,000	$56,000

WARRANTS (—%)* †

	Expiration	Strike
	date	price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	236	$8,024
AboveNet, Inc.	9/08/08	20.00	200	8,004
Decrane Aircraft
Holdings Co. Class B	6/30/00	116.00	1	—
New ASAT Finance, Ltd.
(Cayman Islands) (F)	2/01/11	.01	179,400	1,017
Dayton Superior Corp.
144A (F)	6/15/09	.01	1,950	6,535
Smurfit Kappa Group
PLC 144A (Ireland)	10/01/13	EUR .001	432	18,551

Total warrants (cost $63,874)				$42,131

SHORT-TERM INVESTMENTS (6.6%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities with
yields ranging from 2.00% to 3.75%
and due dates ranging from July 1,
2008 to August 19, 2008 (d)	$16,225,008	$16,206,594
Putnam Prime Money Market Fund (e)	14,097,023	14,097,023

Total short-term investments (cost $30,303,617)		$30,303,617

Total investments (cost $505,822,514)		$467,717,755

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/08
(aggregate face value $4,535,821) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$4,593,965	$4,535,821	9/17/08	$(58,144)

242

Putnam VT High Yield Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
$26,900,000	6/09/13	3 month USD-LIBOR-
		BBA	4.21875%	$(12,044)

Lehman Brothers Special Financing, Inc.
100,640,000	9/14/09	3 month USD-LIBOR-
		BBA	4.715%	3,065,218

Total				$3,053,174

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	$—	$320,000	12/20/08	550 bp	$(9,613)

Nalco, Co.
7.75%,11/15/11	—	300,000	9/20/12	350 bp	(5,490)

Visteon Corp., 7%,
3/10/14	(131,484)	495,000	9/20/13	(500 bp)	37,218

Bear Stearns Credit Products, Inc.
Claire’s Stores,
9 5/8%, 6/1/15	—	190,000	6/20/12	230 bp	(29,543)

Citibank, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	—	320,000	12/20/08	725 bp	(6,862)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	320,000	12/20/08	800 bp	(5,685)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	320,000	12/20/08	825 bp	(5,293)

Amkor Technologies,
Inc., 7 3/4%, 5/15/13	—	660,000	6/20/13	450 bp	(37,214)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	835,000	9/20/12	495 bp	(94,286)

Lear Corp., term loan	—	270,000	6/20/13	(225 bp)	18,876

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—	230,000	6/20/13	585 bp	(8,444)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—	190,000	3/20/09	275 bp	(1,161)

Wind Acquisition
9 3/4%, 12/1/15	—	108,000	3/20/13	(495 bp)	(2,494)

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	—	380,000	6/20/09	165 bp	(14,777)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	535,000	6/20/17	297 bp	(58,632)

Echostar DBS Corp.,
6 5/8%, 10/1/14	—	1,080,000	6/20/13	(225 bp)	34,630

Harrahs Operating Co.
Inc., 5 5/8%, 6/1/15	—	580,000	3/20/09	600 bp	(5,601)

Deutsche Bank AG
Nalco, Co. 7.75%,
11/15/11	—	285,000	12/20/12	363 bp	(5,318)

243

Putnam VT High Yield Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	$—	$833,000		(a)	2.461%	$(122,115)

General Motors Corp.,
7 1/8%, 7/15/13	—	255,000		9/20/08	620 bp	(2,511)

General Motors Corp.,
7 1/8%, 7/15/13	—	1,210,000		9/20/08	620 bp	(11,913)

Wind Acquisition
9 3/4%, 12/1/15	—	250,000		12/20/10	(340 bp)	(2,256)

JPMorgan Chase Bank, N.A.
Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—	185,000		6/20/13	595 bp	(5,203)

Smurfit-Stone Container
Enterprises, 7 1/2%,
6/1/13	—	135,000		3/20/13	685 bp	(7,273)

Lehman Brothers Special Financing, Inc.
Community Health
Systems, 8 7/8%, 7/15/15	—	728,000		12/20/12	360 bp	(25,880)

Harrahs Operating Co.
Inc., 5 5/8%, 6/1/15	—	405,000		3/20/09	610 bp	(3,619)

Jefferson Smurfit
Corp., 7 1/2%, 6/1/13	—	225,000	(F)	3/20/13	645 bp	(15,106)

MediaCom LLC/ Cap
Corp., 9 1/2%, 1/15/13	—	430,000		6/20/13	740 bp	(9,726)

Sungard Data Systems,
Inc., 9 1/8%, 8/15/13	—	688,000		9/20/12	395 bp	(9,882)

Wind Acquisition
9 3/4%, 12/1/15	—	125,000	(F)	12/20/10	(357 bp)	(2,448)

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	—	850,000		9/20/08	500 bp	(11,026)

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	535,000		6/20/17	295 bp	(59,234)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—	125,000		6/20/09	190 bp	(4,561)

Aramark Services, Inc.,
8.5%, 2/1/15	—	595,000		12/20/12	355 bp	(27,519)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	535,000		6/20/12	225 bp	(35,306)

Nalco, Co. 7.75%,
11/15/11	—	305,000		9/20/12	330 bp	(7,852)

Nalco, Co. 7.75%,
11/15/11	—	380,000		3/20/13	460 bp	5,368

Total						$(557,751)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

See page 321 for Notes to the Portfolios.

244

Putnam VT Income Fund

The fund’s portfolio
6/30/08 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (136.7%)*

Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (2.7%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
September 20, 2032
to November 20, 2037	$15,571,566	$16,106,238

U.S. Government Agency Mortgage Obligations (134.0%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from October 1,
2029 to November 1, 2029	210,168	224,170
6s, September 1, 2021	53,418	54,766
5 1/2s, October 1, 2036	598,792	591,027
5 1/2s, May 1, 2016	383,486	390,107
Federal National Mortgage Association
Pass-Through Certificates
9s, January 1, 2027	79,599	87,433
7 1/2s, with due dates from June 1,
2032 to April 1, 2033	228,589	243,034
7s, with due dates from April 1, 2032
to April 1, 2033	964,187	1,019,010
7s, with due dates from November 1,
2010 to November 1, 2014	125,343	129,689
6 1/2s, with due dates from November 1,
2034 to December 1, 2037	2,172,537	2,239,092
6 1/2s, TBA, August 1, 2038	27,000,000	27,685,546
6 1/2s, TBA, July 1, 2038	27,000,000	27,772,033
6s, with due dates from November 1,
2035 to September 1, 2037	13,652,432	13,802,861
6s, with due dates from June 1, 2009
to September 1, 2021	1,428,590	1,460,481
6s, TBA, July 1, 2034	16,000,000	16,138,750
5 1/2s, with due dates from November 1,
2036 to December 1, 2037	8,541,813	8,430,219
5 1/2s, with due dates from March 1,
2009 to October 1, 2022	18,177,152	18,339,289
5 1/2s, TBA, August 1, 2038	76,000,000	74,702,657
5 1/2s, TBA, July 1, 2035	431,000,000	424,669,688
5s, October 1, 2020	518,966	519,027
5s, TBA, August 1, 2038	52,000,000	49,716,878
5s, TBA, July 1, 2038	123,000,000	117,858,981
4 1/2s, with due dates from March 1,
2034 to November 1, 2035	757,898	703,477
		786,778,215

Total U.S. government and agency mortgage obligations
(cost $804,391,770)		$802,884,453

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)*

Principal amount		Value

Adjustable Rate Mortgage Trust FRB
Ser. 04-5, Class 3A1, 4.943s, 2035	$1,044,378	$892,943
Asset Backed Funding Certificates 144A
FRB Ser. 06-OPT3, Class B, 4.983s, 2036	61,000	3,487
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.631s, 2029	549,555	568,780
FRB Ser. 97-D5, Class A5, 7.187s, 2043	97,000	99,648
Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.838s, 2049	487,000	474,905
Ser. 07-2, Class A2, 5.634s, 2049 (F)	494,000	484,184
Ser. 06-4, Class A2, 5.522s, 2046	2,663,000	2,640,392
Ser. 04-3, Class A5, 5.493s, 2039	1,630,000	1,615,998
FRB Ser. 05-1, Class A5, 5.24s, 2042	54,000	53,150
Ser. 05-6, Class A2, 5.165s, 2047	323,000	318,844
Ser. 07-5, Class XW, Interest only (IO),
0.607s, 2051	13,759,098	339,765
Ser. 07-1, Class XW, IO, 0.465s, 2049	6,439,534	113,323
Ser. 06-1, Class XC, IO, 0.076s, 2045	17,572,071	102,710
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	289,000	261,948
Ser. 02-PB2, Class XC, IO,
0.33s, 2035 (F)	3,947,285	68,722
Ser. 04-4, Class XC, IO, 0.192s, 2042	12,138,735	164,846
Ser. 04-5, Class XC, IO, 0.173s, 2041	20,047,158	215,317
Ser. 05-1, Class XW, IO, 0.144s, 2042	47,363,348	128,441
Ser. 05-4, Class XC, IO, 0.093s, 2045	33,640,182	206,018
Ser. 06-5, Class XC, IO, 0.091s, 2016	40,679,244	502,951
Ser. 06-4, Class XC, IO, 0.088s, 2046	20,049,490	208,515
Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.991s, 2036	64,538	51,308
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H,
3.421s, 2018	143,000	139,783
FRB Ser. 04-BBA4, Class G,
3.171s, 2018	196,000	192,080
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K,
4.471s, 2022	184,000	150,880
FRB Ser. 05-MIB1, Class J,
3.521s, 2022	582,000	483,060
Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1, 3.658s, 2033	141,198	139,830
Ser. 05-E, Class 2, IO, 0.303s, 2035	12,419,914	49,486
Ser. 04-D, Class 2A, IO, 0.284s, 2034	4,621,788	5,236
Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033	708,058	712,576
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 2.783s, 2035	466,532	410,548
Ser. 04-2, IO, 2.22s, 2034	2,240,696	88,508
Ser. 06-2A, IO, 1.798s, 2036	1,173,178	94,910
Ser. 05-3A, IO, 1.6s, 2035	6,029,454	421,459

245

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Bayview Commercial Asset Trust 144A
Ser. 05-1A, IO, 1.6s, 2035	$2,002,252	$100,513
Ser. 04-3, IO, 1.6s, 2035	1,426,231	57,049
Ser. 07-5A, IO, 1.55s, 2037	5,365,046	676,532
Ser. 07-2A, IO, 1.3s, 2037	6,138,306	632,246
Ser. 07-1, Class S, IO, 1.211s, 2037	5,546,491	542,447
Ser. 06-4A, IO, 1.14s, 2036	841,843	93,613
Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1, 6.833s, 2034	62,846	56,399
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	1,431,500	1,106,728
Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.448s, 2032	412,000	384,923
Ser. 07-PW17, Class A3, 5.736s, 2050	5,940,000	5,694,797
Ser. 04-PR3I, Class X1, IO, 0.448s, 2041	3,098,308	46,171
Ser. 05-PWR9, Class X1, IO,
0.107s, 2042	25,047,039	206,889
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO,
0.883s, 2038	7,631,866	294,132
Ser. 06-PW14, Class X1, IO,
0.09s, 2038	8,208,623	120,338
Ser. 07-PW15, Class X1, IO,
0.078s, 2044	25,418,924	237,667
Ser. 05-PW10, Class X1, IO,
0.074s, 2040	12,372,849	44,047
Ser. 07-PW16, Class X, IO,
0.032s, 2040	54,839,450	43,872
Bear Stearns Small Balance Commercial
Trust 144A Ser. 06-1A, Class AIO, IO,
1s, 2034	3,064,800	38,816
Chase Commercial Mortgage
Securities Corp. Ser. 00-3, Class A2,
7.319s, 2032	243,974	253,454
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	2,005,365	1,995,266
Ser. 98-1, Class G, 6.56s, 2030	515,745	466,898
Ser. 98-1, Class H, 6.34s, 2030	779,000	582,580
Citigroup Ser. 08-C7, Class A2A,
6.034s, 2012	800,000	804,270
Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.299s, 2014	1,470,000	1,492,905
Citigroup Commercial Mortgage Trust 144A
Ser. 05-C3, Class XC, IO, 0.123s, 2043	46,439,368	402,716
Ser. 06-C5, Class XC, IO, 0.085s, 2049	50,310,846	540,449
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR7, Class 2A2A,
5.662s, 2036	165,154	124,278
IFB Ser. 07-6, Class 2A5, IO,
4.168s, 2037	1,862,977	134,639

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3, Class A4,
5.658s, 2048	$308,000	$303,271
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO,
0.56s, 2049	10,725,043	219,947
Ser. 06-CD2, Class X, IO,
0.128s, 2046	33,148,002	134,815
Ser. 07-CD4, Class XC, IO,
0.057s, 2049	35,861,924	274,568
Commercial Mortgage
Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	895,470	906,289
Ser. 98-C2, Class F, 5.44s, 2030	1,176,000	1,125,948
Commercial Mortgage Loan Trust
Ser. 08-LS1, Class A4B, 6.221s, 2017	710,000	701,333
Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.756s, 2019	405,000	363,913
Ser. 06-CN2A, Class J, 5.756s, 2019	324,000	289,471
FRB Ser. 01-J2A, Class A2F,
2.971s, 2034 (F)	653,000	574,603
Ser. 03-LB1A, Class X1, IO,
0.461s, 2038	3,606,122	138,847
Ser. 05-LP5, Class XC, IO,
0.117s, 2043	24,360,815	192,410
Ser. 05-C6, Class XC, IO,
0.079s, 2044	24,818,696	139,920
Ser. 06-C8, Class XS, IO, 0.062s, 2046	23,725,716	244,729
Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	596,320	485,348
Ser. 05-24, Class 1AX, IO,
1.222s, 2035	4,007,758	83,130
Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.713s, 2035	30,585	23,857
Ser. 05-9, Class 1X, IO, 3.126s, 2035	3,236,605	75,858
Ser. 05-2, Class 2X, IO, 1.16s, 2035	3,466,411	71,495
Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	379,318	394,946
IFB Ser. 05-R1, Class 1AS, IO,
3.597s, 2035	2,641,983	172,179
IFB Ser. 05-R2, Class 1AS, IO,
3.242s, 2035	2,769,415	146,240
Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.005s, 2039	1,846,000	1,830,178
Ser. 06-C5, Class AX, IO, 0.11s, 2039	15,106,585	218,925
Credit Suisse Mortgage Capital
Certificates 144A
Ser. 07-C2, Class AX, IO, 0.28s, 2049	48,940,730	427,253
Ser. 06-C4, Class AX, IO, 0.105s, 2039	30,891,808	426,007

246

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Credit Suisse Mortgage Capital
Certificates 144A
Ser. 07-C1, Class AX, IO,
0.083s, 2040	$31,788,281	$317,883
Ser. 06-C3, Class AX, IO,
0.032s, 2038	88,925,327	17,785
CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class C, 3.083s, 2017	286,000	267,410
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	1,172,000	1,108,173
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	371,000	386,691
Ser. 04-C2, Class A2, 5.416s, 2036 (F)	1,850,000	1,795,443
FRB Ser. 04-C3, Class A5,
5.113s, 2036 (F)	20,000	19,069
Ser. 04-C3, Class A3, 4.302s, 2036	42,000	41,698
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 3.421s, 2020	106,500	102,240
FRB Ser. 04-TF2A, Class J, 3.421s, 2016	278,000	257,150
FRB Ser. 04-TF2A, Class H, 3.171s, 2019	278,000	265,490
Ser. 01-CK1, Class AY, IO,
0.901s, 2035 (F)	25,846,757	416,218
Ser. 03-C3, Class AX, IO, 0.498s, 2038	27,812,670	1,034,574
Ser. 02-CP3, Class AX, IO,
0.391s, 2035	7,149,459	253,490
Ser. 04-C4, Class AX, IO, 0.278s, 2039	3,678,052	73,274
Ser. 05-C2, Class AX, IO, 0.157s, 2037	27,599,610	371,877
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	953,627	995,421
Ser. 99-CG2, Class B3, 6.1s, 2032	854,000	851,368
Ser. 99-CG2, Class B4, 6.1s, 2032	1,144,000	1,115,743
Ser. 98-CF2, Class B3, 6.04s, 2031	315,455	316,736
Fannie Mae
IFB Ser. 06-70, Class SM, 33.724s, 2036	142,638	184,155
IFB Ser. 07-75, Class JS, 32 1/2s, 2037	862,658	1,160,376
IFB Ser. 07-80, Class AS, 29 1/2s, 2037	341,533	433,524
IFB Ser. 07-75, Class CS, 28.123s, 2037	582,405	777,398
IFB Ser. 06-62, Class PS, 25.005s, 2036	567,305	714,900
IFB Ser. 07-60, Class SB, 24.705s, 2037	308,113	369,058
IFB Ser. 06-76, Class QB, 24.705s, 2036	605,572	761,843
IFB Ser. 06-48, Class TQ, 24.705s, 2036	1,121,825	1,382,860
IFB Ser. 06-63, Class SP, 24.405s, 2036	663,258	823,995
IFB Ser. 07-W7, Class 1A4, 24.285s, 2037	589,862	700,765
IFB Ser. 07-81, Class SC, 22.905s, 2037	580,424	683,192
IFB Ser. 07-1, Class NK, 22.096s, 2037	1,451,514	1,755,678
IFB Ser. 06-104, Class GS, 21.747s, 2036	403,657	485,132
IFB Ser. 06-104, Class ES, 21.038s, 2036	775,289	927,163
IFB Ser. 05-37, Class SU, 19.27s, 2035	934,991	1,098,217
IFB Ser. 06-49, Class SE, 19.07s, 2036	966,553	1,123,598
IFB Ser. 06-60, Class AK, 18.87s, 2036	464,018	537,228
IFB Ser. 06-60, Class TK, 18.67s, 2036	321,512	371,931

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 06-104, Class CS, 18.529s, 2036	$818,668	$914,643
IFB Ser. 07-30, Class FS, 18.329s, 2037	1,459,545	1,623,183
IFB Ser. 07-96, Class AS, 17.738s, 2037	697,696	750,543
IFB Ser. 06-115, Class ES, 16.63s, 2036	603,266	687,720
IFB Ser. 06-8, Class PK, 16.47s, 2036	1,124,690	1,216,222
IFB Ser. 05-57, Class CD, 15.816s, 2035	476,338	524,229
IFB Ser. 05-74, Class CP, 15.648s, 2035	564,222	633,581
IFB Ser. 05-115, Class NQ, 15.628s, 2036	316,855	340,429
IFB Ser. 06-27, Class SP, 15.464s, 2036	890,618	991,656
IFB Ser. 06-8, Class HP, 15.464s, 2036	940,051	1,044,474
IFB Ser. 06-8, Class WK, 15.464s, 2036	1,502,415	1,656,394
IFB Ser. 05-106, Class US, 15.464s, 2035	1,361,556	1,519,310
IFB Ser. 05-99, Class SA, 15.464s, 2035	664,259	727,562
IFB Ser. 05-45, Class DA, 15.318s, 2035	1,095,281	1,210,153
IFB Ser. 05-74, Class DM, 15.281s, 2035	1,294,723	1,424,157
IFB Ser. 05-45, Class DC, 15.208s, 2035	772,809	850,744
IFB Ser. 06-60, Class CS, 14.988s, 2036	307,845	319,996
IFB Ser. 05-57, Class DC, 13.707s, 2034	794,722	855,854
IFB Ser. 05-74, Class SK, 13.303s, 2035	1,032,647	1,114,333
IFB Ser. 05-74, Class CS, 13.193s, 2035	643,115	695,725
IFB Ser. 05-45, Class PC, 12.803s, 2034	390,332	415,629
IFB Ser. 05-114, Class SP, 12.753s, 2036	396,140	410,724
IFB Ser. 05-95, Class OP, 12.687s, 2035	404,431	413,409
IFB Ser. 05-95, Class CP, 12.496s, 2035	97,566	105,240
IFB Ser. 05-106, Class JC, 12.426s, 2035	281,516	281,302
IFB Ser. 05-83, Class QP, 10.94s, 2034	229,864	228,751
IFB Ser. 05-72, Class SB, 10.669s, 2035	641,232	644,265
Ser. 03-W6, Class PT1, 9.958s, 2042	163,164	183,411
Ser. 02-T12, Class A4, 9 1/2s, 2042	81,007	87,460
Ser. 02-T4, Class A4, 9 1/2s, 2041	124,238	137,703
Ser. 02-T6, Class A3, 9 1/2s, 2041	160,531	176,472
Ser. 04-T3, Class PT1, 8.93s, 2044	313,501	342,324
Ser. 02-26, Class A2, 7 1/2s, 2048	544,165	579,636
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	308,455	330,128
Ser. 03-W1, Class 2A, 7 1/2s, 2042	577,053	614,478
Ser. 02-T12, Class A3, 7 1/2s, 2042	160,655	170,610
Ser. 02-14, Class A2, 7 1/2s, 2042	318,691	338,315
Ser. 01-T10, Class A2, 7 1/2s, 2041	679,868	720,927
Ser. 02-T4, Class A3, 7 1/2s, 2041	114,633	121,542
Ser. 01-T12, Class A2, 7 1/2s, 2041	615,279	652,067
Ser. 01-T3, Class A1, 7 1/2s, 2040	111,572	118,155
Ser. 01-T1, Class A1, 7 1/2s, 2040	246,199	262,761
Ser. 99-T2, Class A1, 7 1/2s, 2039	58,440	63,062
Ser. 386, Class 26, IO, 7 1/2s, 2038	84,584	14,531
Ser. 383, Class 88, IO, 7 1/2s, 2037	89,682	16,858
Ser. 383, Class 89, IO, 7 1/2s, 2037	73,196	13,818
Ser. 383, Class 87, IO, 7 1/2s, 2037	111,404	21,699
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	312,141	332,766
Ser. 02-T1, Class A3, 7 1/2s, 2031	290,205	308,493

247

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

	Principal amount	Value

Fannie Mae
Ser. 00-T6, Class A1, 7 1/2s, 2030	$529,188	$560,247
Ser. 01-T5, Class A3, 7 1/2s, 2030	66,528	70,630
Ser. 01-T4, Class A1, 7 1/2s, 2028	1,588,219	1,702,824
Ser. 02-26, Class A1, 7s, 2048	450,814	474,476
Ser. 04-T3, Class 1A3, 7s, 2044	411,155	434,469
Ser. 03-W3, Class 1A2, 7s, 2042	203,777	214,739
Ser. 02-T16, Class A2, 7s, 2042	418,211	441,249
Ser. 02-14, Class A1, 7s, 2042	223,184	234,423
Ser. 02-T4, Class A2, 7s, 2041	120,081	126,037
Ser. 01-W3, Class A, 7s, 2041	142,129	149,778
Ser. 386, Class 24, IO, 7s, 2038	90,284	16,769
Ser. 386, Class 25, IO, 7s, 2038	89,643	16,766
Ser. 386, Class 22, IO, 7s, 2038	97,186	18,664
Ser. 386, Class 21, IO, 7s, 2037	109,873	21,549
Ser. 386, Class 23, IO, 7s, 2037	107,330	20,075
Ser. 383, Class 84, IO, 7s, 2037	100,618	21,333
Ser. 383, Class 85, IO, 7s, 2037	87,742	18,366
Ser. 383, Class 79, IO, 7s, 2037	103,304	22,469
Ser. 383, Class 80, IO, 7s, 2037	223,620	49,535
Ser. 383, Class 81, IO, 7s, 2037	124,136	25,910
Ser. 383, Class 82, IO, 7s, 2037	121,541	24,796
Ser. 383, Class 83, IO, 7s, 2037	102,331	21,491
Ser. 05-W4, Class 1A3, 7s, 2035	442,851	466,418
Ser. 04-W1, Class 2A2, 7s, 2033	1,316,831	1,390,836
Ser. 386, Class 20, IO, 6 1/2s, 2038	106,674	22,023
Ser. 386, Class 14, IO, 6 1/2s, 2038	876,402	192,682
Ser. 386, Class 12, IO, 6 1/2s, 2038	573,505	121,384
Ser. 386, Class 19, IO, 6 1/2s, 2038	103,489	21,055
Ser. 386, Class 15, IO, 6 1/2s, 2037	145,070	30,371
Ser. 386, Class 17, IO, 6 1/2s, 2037	159,210	33,904
Ser. 386, Class 18, IO, 6 1/2s, 2037	117,479	24,807
Ser. 386, Class 13, IO, 6 1/2s, 2037	149,810	30,509
Ser. 386, Class 16, IO, 6 1/2s, 2037	108,534	23,091
Ser. 383, Class 60, IO, 6 1/2s, 2037	506,793	117,140
Ser. 383, Class 62, IO, 6 1/2s, 2037	139,213	31,565
Ser. 383, Class 69, IO, 6 1/2s, 2037	91,271	20,695
Ser. 383, Class 63, IO, 6 1/2s, 2037	109,622	24,285
Ser. 383, Class 64, IO, 6 1/2s, 2037	203,373	46,478
Ser. 383, Class 67, IO, 6 1/2s, 2037	106,739	24,116
Ser. 383, Class 58, IO, 6 1/2s, 2037	236,803	53,337
Ser. 383, Class 59, IO, 6 1/2s, 2037	147,812	32,716
Ser. 383, Class 61, IO, 6 1/2s, 2037	118,146	26,244
Ser. 383, Class 65, IO, 6 1/2s, 2037	139,070	32,061
Ser. 383, Class 66, IO, 6 1/2s, 2037	142,666	32,790
Ser. 383, Class 72, IO, 6 1/2s, 2037	566,994	131,503
Ser. 383, Class 77, IO, 6 1/2s, 2037	89,044	20,304
Ser. 383, Class 78, IO, 6 1/2s, 2037	88,606	20,151
Ser. 381, Class 14, IO, 6 1/2s, 2037	810,810	182,425
Ser. 381, Class 16, IO, 6 1/2s, 2037	211,627	65,554

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

	Principal amount	Value

Fannie Mae
Ser. 381, Class 15, IO, 6 1/2s, 2037	$343,732	$80,684
Ser. 383, Class 73, IO, 6 1/2s, 2037	192,748	43,662
Ser. 383, Class 76, IO, 6 1/2s, 2037	115,451	26,927
Ser. 383, Class 70, IO, 6 1/2s, 2037	298,864	67,760
Ser. 383, Class 74, IO, 6 1/2s, 2037	159,411	36,031
Ser. 383, Class 71, IO, 6 1/2s, 2036	126,034	28,348
Ser. 383, Class 75, IO, 6 1/2s, 2036	100,846	23,248
Ser. 371, Class 2, IO, 6 1/2s, 2036	2,683,326	713,028
Ser. 389, Class 6, IO, 6s, 2038	100,000	18,983
Ser. 386, Class 10, IO, 6s, 2038	94,717	21,059
Ser. 386, Class 8, IO, 6s, 2038	677,992	144,983
Ser. 389, Class 3, IO, 6s, 2038	100,000	23,099
Ser. 383, Class 40, IO, 6s, 2038	970,352	223,002
Ser. 383, Class 41, IO, 6s, 2038	851,803	195,588
Ser. 383, Class 42, IO, 6s, 2038	615,782	142,132
Ser. 383, Class 43, IO, 6s, 2038	556,516	128,841
Ser. 383, Class 44, IO, 6s, 2038	508,596	117,392
Ser. 383, Class 45, IO, 6s, 2038	391,751	91,557
Ser. 383, Class 46, IO, 6s, 2038	340,091	79,449
Ser. 383, Class 47, IO, 6s, 2038	301,613	70,460
Ser. 383, Class 48, IO, 6s, 2038	270,681	63,424
Ser. 383, Class 52, IO, 6s, 2038	109,686	25,701
Ser. 389, Class 2, IO, 6s, 2038	100,000	20,879
Ser. 389, Class 5, IO, 6s, 2038	126,000	27,960
Ser. 389, Class 4, IO, 6s, 2038	100,000	21,199
Ser. 386, Class 9, IO, 6s, 2038	486,149	107,798
Ser. 383, Class 28, IO, 6s, 2038	1,016,081	235,959
Ser. 383, Class 29, IO, 6s, 2038	913,714	212,734
Ser. 383, Class 30, IO, 6s, 2038	673,928	158,051
Ser. 383, Class 31, IO, 6s, 2038	594,855	139,507
Ser. 383, Class 32, IO, 6s, 2038	461,251	109,049
Ser. 383, Class 33, IO, 6s, 2038	394,749	93,326
Ser. 383, Class 37, IO, 6s, 2038	153,425	36,549
Ser. 386, Class 7, IO, 6s, 2038	592,836	143,122
Ser. 383, Class 34, IO, 6s, 2037	160,136	37,075
Ser. 383, Class 35, IO, 6s, 2037	132,472	30,591
Ser. 383, Class 36, IO, 6s, 2037	103,908	24,109
Ser. 383, Class 38, IO, 6s, 2037	89,585	20,696
Ser. 383, Class 50, IO, 6s, 2037	185,231	42,236
Ser. 386, Class 6, IO, 6s, 2037	285,853	65,755
Ser. 383, Class 49, IO, 6s, 2037	139,475	32,054
Ser. 383, Class 51, IO, 6s, 2037	144,212	32,883
Ser. 383, Class 57, IO, 6s, 2037	88,118	20,339
Ser. 383, Class 98, IO, 6s, 2022	155,805	25,137
Ser. 383, Class 99, IO, 6s, 2022	80,326	12,590
Ser. 383, Class 17, IO, 5 1/2s, 2038	798,295	184,444
Ser. 383, Class 18, IO, 5 1/2s, 2038	532,959	123,776
Ser. 383, Class 19, IO, 5 1/2s, 2038	485,677	112,795
Ser. 383, Class 25, IO, 5 1/2s, 2038	90,007	20,141

248

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

	Principal amount	Value

Fannie Mae
Ser. 386, Class 3, IO, 5 1/2s, 2037	$294,098	$67,077
Ser. 386, Class 4, IO, 5 1/2s, 2037	120,126	27,889
Ser. 386, Class 5, IO, 5 1/2s, 2037	95,371	22,494
Ser. 383, Class 14, IO, 5 1/2s, 2037	190,604	44,460
Ser. 383, Class 15, IO, 5 1/2s, 2037	91,833	20,954
Ser. 383, Class 3, IO, 5 1/2s, 2037	840,637	192,732
Ser. 383, Class 4, IO, 5 1/2s, 2037	742,813	171,340
Ser. 383, Class 5, IO, 5 1/2s, 2037	471,439	108,744
Ser. 383, Class 6, IO, 5 1/2s, 2037	423,740	98,037
Ser. 383, Class 7, IO, 5 1/2s, 2037	417,404	96,280
Ser. 383, Class 10, IO, 5 1/2s, 2037	154,179	37,009
Ser. 383, Class 11, IO, 5 1/2s, 2037	106,403	25,275
Ser. 383, Class 12, IO, 5 1/2s, 2037	97,910	23,316
Ser. 383, Class 13, IO, 5 1/2s, 2037	97,937	23,323
Ser. 383, Class 8, IO, 5 1/2s, 2037	168,529	40,453
Ser. 383, Class 9, IO, 5 1/2s, 2037	160,876	38,616
Ser. 383, Class 20, IO, 5 1/2s, 2037	300,337	71,189
Ser. 383, Class 21, IO, 5 1/2s, 2037	283,503	67,198
Ser. 383, Class 22, IO, 5 1/2s, 2037	192,416	45,493
Ser. 383, Class 23, IO, 5 1/2s, 2037	173,624	41,050
Ser. 383, Class 24, IO, 5 1/2s, 2037	121,577	27,787
Ser. 383, Class 26, IO, 5 1/2s, 2037	93,500	22,218
Ser. 363, Class 2, IO, 5 1/2s, 2035	1,136,052	297,446
Ser. 383, Class 95, IO, 5 1/2s, 2022	243,670	40,409
Ser. 383, Class 97, IO, 5 1/2s, 2022	103,789	16,573
Ser. 383, Class 94, IO, 5 1/2s, 2022	122,946	20,049
Ser. 383, Class 96, IO, 5 1/2s, 2022	133,656	20,784
IFB Ser. 07-W6, Class 6A2, IO,
5.318s, 2037	775,322	82,370
IFB Ser. 06-90, Class SE, IO,
5.318s, 2036	876,801	115,754
IFB Ser. 03-66, Class SA, IO,
5.168s, 2033	1,096,367	124,044
Ser. 383, Class 2, IO, 5s, 2037	96,040	23,108
Ser. 383, Class 1, IO, 5s, 2037	171,492	40,257
Ser. 383, Class 92, IO, 5s, 2022	106,597	16,819
IFB Ser. 07-W6, Class 5A2, IO,
4.808s, 2037	1,107,125	114,531
IFB Ser. 07-W4, Class 4A2, IO,
4.798s, 2037	5,302,311	519,892
IFB Ser. 07-W2, Class 3A2, IO,
4.798s, 2037	1,515,802	149,186
IFB Ser. 06-115, Class BI, IO,
4.778s, 2036	1,346,526	103,047
IFB Ser. 05-113, Class AI, IO,
4.748s, 2036	281,028	30,794
IFB Ser. 05-113, Class DI, IO,
4.748s, 2036	3,655,247	346,449
IFB Ser. 05-52, Class DC, IO,
4.718s, 2035	722,993	92,981

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-60, Class AX, IO,
4.668s, 2037	$3,613,779	$380,596
IFB Ser. 06-60, Class SI, IO,
4.668s, 2036	1,444,211	159,344
IFB Ser. 06-60, Class UI, IO,
4.668s, 2036	582,519	64,986
IFB Ser. 04-24, Class CS, IO,
4.668s, 2034	1,522,573	164,446
IFB Ser. 07-W7, Class 3A2, IO,
4.648s, 2037	1,870,696	174,640
IFB Ser. 03-122, Class SA, IO,
4.618s, 2028	1,963,128	139,692
IFB Ser. 03-122, Class SJ, IO,
4.618s, 2028	2,042,561	147,649
IFB Ser. 06-60, Class DI, IO,
4.588s, 2035	796,608	68,707
IFB Ser. 04-60, Class SW, IO,
4.568s, 2034	2,820,668	303,012
IFB Ser. 05-65, Class KI, IO,
4.518s, 2035	6,537,705	579,544
IFB Ser. 08-10, Class LI, IO,
4.498s, 2038	441,199	46,820
IFB Ser. 08-01, Class GI, IO,
4.478s, 2037	5,667,957	575,987
IFB Ser. 07-39, Class LI, IO,
4.288s, 2037	237,452	22,945
IFB Ser. 07-23, Class SI, IO,
4.288s, 2037	1,282,681	110,272
IFB Ser. 07-54, Class CI, IO,
4.278s, 2037	941,152	92,265
IFB Ser. 07-39, Class PI, IO,
4.278s, 2037	909,931	79,728
IFB Ser. 07-30, Class WI, IO,
4.278s, 2037	7,739,978	636,776
IFB Ser. 07-28, Class SE, IO,
4.268s, 2037	1,000,453	93,420
IFB Ser. 06-128, Class SH, IO,
4.268s, 2037	1,144,092	94,079
IFB Ser. 06-56, Class SM, IO,
4.268s, 2036	2,767,025	230,261
IFB Ser. 05-73, Class SI, IO,
4.268s, 2035	633,327	50,348
IFB Ser. 05-12, Class SC, IO,
4.268s, 2035	944,775	73,736
IFB Ser. 05-17, Class ES, IO,
4.268s, 2035	1,257,352	110,419
IFB Ser. 05-17, Class SY, IO,
4.268s, 2035	584,645	48,553
IFB Ser. 07-W5, Class 2A2, IO,
4.258s, 2037	546,322	43,227
IFB Ser. 07-30, Class IE, IO,
4.258s, 2037	2,721,370	293,900
IFB Ser. 06-123, Class CI, IO,
4.258s, 2037	2,227,716	211,414

249

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 06-123, Class UI, IO,
4.258s, 2037	$991,230	$92,564
IFB Ser. 05-82, Class SY, IO,
4.248s, 2035	2,471,923	201,466
IFB Ser. 05-45, Class EW, IO,
4.238s, 2035	2,212,542	174,116
IFB Ser. 05-45, Class SR, IO,
4.238s, 2035	3,359,127	273,616
IFB Ser. 07-15, Class BI, IO,
4.218s, 2037	1,616,278	148,612
IFB Ser. 06-126, Class CS, IO,
4.218s, 2037	633,322	54,610
IFB Ser. 06-16, Class SM, IO,
4.218s, 2036	856,534	78,801
IFB Ser. 05-95, Class CI, IO,
4.218s, 2035	1,480,552	141,528
IFB Ser. 05-84, Class SG, IO,
4.218s, 2035	2,423,351	233,298
IFB Ser. 05-57, Class NI, IO,
4.218s, 2035	507,688	45,273
IFB Ser. 05-54, Class SA, IO,
4.218s, 2035	2,371,766	194,369
IFB Ser. 05-23, Class SG, IO,
4.218s, 2035	1,885,245	175,152
IFB Ser. 05-17, Class SA, IO,
4.218s, 2035	1,641,032	155,570
IFB Ser. 05-17, Class SE, IO,
4.218s, 2035	1,784,741	165,229
IFB Ser. 05-57, Class DI, IO,
4.218s, 2035	3,775,521	312,849
IFB Ser. 05-83, Class QI, IO,
4.208s, 2035	397,969	40,982
IFB Ser. 06-128, Class GS, IO,
4.198s, 2037	1,057,750	100,336
Ser. 06-116, Class ES, IO, 4.168s, 2036	722,715	58,610
IFB Ser. 06-114, Class IS, IO,
4.168s, 2036	1,138,776	98,098
IFB Ser. 06-115, Class GI, IO,
4.158s, 2036	1,058,554	101,635
IFB Ser. 06-115, Class IE, IO,
4.158s, 2036	874,563	78,715
IFB Ser. 06-117, Class SA, IO,
4.158s, 2036	1,299,116	112,087
IFB Ser. 06-121, Class SD, IO,
4.158s, 2036	2,144,283	186,694
IFB Ser. 06-109, Class SG, IO,
4.148s, 2036	1,524,278	134,055
IFB Ser. 06-104, Class IM, IO,
4.138s, 2036	363,405	32,372
IFB Ser. 06-104, Class SY, IO,
4.138s, 2036	767,161	62,501
IFB Ser. 06-109, Class SH, IO,
4.138s, 2036	1,136,162	110,907
Ser. 06-104, Class SG, IO, 4.118s, 2036	1,489,028	116,039

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-W6, Class 4A2, IO,
4.118s, 2037	$4,523,067	$390,668
IFB Ser. 06-128, Class SC, IO,
4.118s, 2037	3,641,693	317,119
IFB Ser. 06-43, Class SI, IO,
4.118s, 2036	2,005,918	168,531
IFB Ser. 06-44, Class IS, IO,
4.118s, 2036	1,753,259	138,275
IFB Ser. 06-8, Class JH, IO,
4.118s, 2036	3,971,183	378,553
IFB Ser. 05-122, Class SG, IO,
4.118s, 2035	865,443	77,931
IFB Ser. 05-95, Class OI, IO,
4.108s, 2035	223,301	21,291
IFB Ser. 06-92, Class JI, IO,
4.098s, 2036	860,635	75,616
IFB Ser. 06-92, Class LI, IO,
4.098s, 2036	1,278,104	112,406
IFB Ser. 06-96, Class ES, IO,
4.098s, 2036	1,397,498	120,798
IFB Ser. 06-99, Class AS, IO,
4.098s, 2036	985,929	87,988
IFB Ser. 06-85, Class TS, IO,
4.078s, 2036	2,099,358	169,270
IFB Ser. 06-61, Class SE, IO,
4.068s, 2036	2,018,018	149,446
IFB Ser. 07-75, Class PI, IO,
4.058s, 2037	1,459,861	119,012
IFB Ser. 07-76, Class SA, IO,
4.058s, 2037	1,495,846	113,916
IFB Ser. 07-W7, Class 2A2, IO,
4.048s, 2037	3,567,959	297,379
IFB Ser. 07-88, Class MI, IO,
4.038s, 2037	444,229	32,502
Ser. 06-94, Class NI, IO, 4.018s, 2036	730,227	55,661
IFB Ser. 07-116, Class IA, IO,
4.018s, 2037	5,493,644	446,726
IFB Ser. 07-103, Class AI, IO,
4.018s, 2037	6,124,354	517,578
IFB Ser. 07-1, Class NI, IO,
4.018s, 2037	3,369,848	262,159
IFB Ser. 07-15, Class NI, IO,
4.018s, 2022	1,739,216	134,315
IFB Ser. 08-3, Class SC, IO,
3.968s, 2038	357,428	28,189
IFB Ser. 07-109, Class XI, IO,
3.968s, 2037	879,705	73,089
IFB Ser. 07-109, Class YI, IO,
3.968s, 2037	1,383,219	104,688
IFB Ser. 07-W8, Class 2A2, IO,
3.968s, 2037	2,429,914	195,118
IFB Ser. 07-88, Class JI, IO,
3.968s, 2037	1,874,864	157,153

250

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-54, Class KI, IO,
3.958s, 2037	$703,671	$51,856
IFB Ser. 07-30, Class JS, IO,
3.958s, 2037	2,298,477	192,443
IFB Ser. 07-30, Class LI, IO,
3.958s, 2037	3,501,544	301,618
IFB Ser. 07-W2, Class 1A2, IO,
3.948s, 2037	1,017,649	84,362
IFB Ser. 07-106, Class SN, IO,
3.928s, 2037	1,465,460	109,924
IFB Ser. 07-54, Class IA, IO,
3.928s, 2037	1,228,183	104,417
IFB Ser. 07-54, Class IB, IO,
3.928s, 2037	1,228,183	104,417
IFB Ser. 07-54, Class IC, IO,
3.928s, 2037	1,228,183	104,417
IFB Ser. 07-54, Class ID, IO,
3.928s, 2037	1,228,183	104,417
IFB Ser. 07-54, Class IE, IO,
3.928s, 2037	1,228,183	104,417
IFB Ser. 07-54, Class IF, IO,
3.928s, 2037	1,827,558	154,409
IFB Ser. 07-54, Class NI, IO,
3.928s, 2037	1,072,982	87,238
IFB Ser. 07-54, Class UI, IO,
3.928s, 2037	1,471,261	130,897
IFB Ser. 07-109, Class AI, IO,
3.918s, 2037	4,600,594	368,380
IFB Ser. 07-91, Class AS, IO,
3.918s, 2037	958,286	72,831
IFB Ser. 07-91, Class HS, IO,
3.918s, 2037	1,029,779	75,303
IFB Ser. 07-15, Class CI, IO,
3.898s, 2037	4,136,940	347,353
IFB Ser. 06-123, Class BI, IO,
3.898s, 2037	5,416,084	444,370
IFB Ser. 06-115, Class JI, IO,
3.898s, 2036	3,003,325	252,303
IFB Ser. 07-109, Class PI, IO,
3.868s, 2037	1,471,494	112,563
IFB Ser. 06-123, Class LI, IO,
3.838s, 2037	2,004,117	160,661
IFB Ser. 08-1, Class NI, IO,
3.768s, 2037	2,656,133	181,135
IFB Ser. 07-116, Class BI, IO,
3.768s, 2037	5,102,976	351,803
IFB Ser. 08-01, Class AI, IO,
3.768s, 2037	6,869,541	524,271
IFB Ser. 08-10, Class GI, IO,
3.748s, 2038	1,849,825	131,449
IFB Ser. 08-1, Class HI, IO,
3.718s, 2037	3,211,065	237,371
IFB Ser. 07-39, Class AI, IO,
3.638s, 2037	2,154,401	155,117

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 07-32, Class SD, IO,
3.628s, 2037	$1,449,788	$101,089
IFB Ser. 07-30, Class UI, IO,
3.618s, 2037	1,199,888	90,571
IFB Ser. 07-32, Class SC, IO,
3.618s, 2037	1,926,085	140,801
IFB Ser. 07-1, Class CI, IO, 3.618s, 2037	1,389,411	102,831
IFB Ser. 05-74, Class SE, IO,
3.618s, 2035	3,721,279	226,183
IFB Ser. 05-82, Class SI, IO,
3.618s, 2035	4,706,682	294,019
IFB Ser. 05-14, Class SE, IO,
3.568s, 2035	895,081	55,804
IFB Ser. 05-58, Class IK, IO,
3.518s, 2035	1,737,500	148,431
IFB Ser. 08-1, Class BI, IO, 3.428s, 2038	3,577,944	200,859
IFB Ser. 07-75, Class ID, IO,
3.388s, 2037	1,183,537	80,221
Ser. 03-W12, Class 2, IO, 2.218s, 2043	2,408,570	152,087
Ser. 03-W10, Class 3, IO, 1.935s, 2043	2,280,070	127,223
Ser. 03-W10, Class 1, IO, 1.923s, 2043	5,570,614	305,270
Ser. 03-W8, Class 12, IO, 1.636s, 2042	10,320,411	536,516
FRB Ser. 03-W17, Class 12, IO,
1.15s, 2033	3,076,383	111,511
Ser. 03-T2, Class 2, IO, 0.812s, 2042	15,327,083	413,964
Ser. 03-W3, Class 2IO1, IO,
0.683s, 2042	1,496,224	31,261
Ser. 03-W6, Class 51, IO, 0.676s, 2042	4,290,617	84,756
Ser. 06-W3, Class 1AS, IO,
0.662s, 2046	5,026,693	302,161
Ser. 01-T12, Class IO, 0.565s, 2041	7,846,536	126,830
Ser. 03-W2, Class 1, IO, 0.468s, 2042	7,999,646	110,758
Ser. 03-W3, Class 1, IO, 0.439s, 2042	14,624,959	153,799
Ser. 02-T1, Class IO, IO, 0.422s, 2031	6,854,158	82,344
Ser. 03-W6, Class 3, IO, 0.366s, 2042	5,974,272	65,176
Ser. 03-W6, Class 23, IO, 0.352s, 2042	6,273,812	74,670
Ser. 03-W4, Class 3A, IO, 0.351s, 2042	6,168,685	70,337
Ser. 08-33, Principal only (PO),
zero %, 2038	277,999	194,187
Ser. 08-9, PO, zero %, 2038	201,698	149,449
Ser. 07-112, Class EO, PO, zero %, 2037	118,291	85,103
Ser. 07-89, Class PO, PO, zero %, 2037	159,596	116,569
Ser. 07-64, Class LO, PO, zero %, 2037	569,875	440,622
Ser. 06-117, Class OA, PO, zero %, 2036	149,742	107,616
Ser. 06-81, Class OP, PO, zero %, 2036	99,398	72,801
Ser. 06-56, Class XF, zero %, 2036	73,445	68,392
Ser. 06-16, Class OG, PO, zero %, 2036	77,357	55,082
Ser. 04-38, Class AO, PO, zero %, 2034	1,649,391	1,185,700
Ser. 04-61, Class CO, PO, zero %, 2031	1,158,396	966,199
Ser. 07-31, Class TS, IO, zero %, 2009	3,350,036	32,211
Ser. 07-15, Class IM, IO, zero %, 2009	1,355,968	11,967

251

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Fannie Mae
Ser. 07-16, Class TS, IO,
zero %, 2009 (F)	$5,511,349	$40,070
FRB Ser. 06-115, Class SN, zero %, 2036	465,805	461,265
FRB Ser. 06-104, Class EK, zero %, 2036	116,123	113,157
FRB Ser. 05-117, Class GF, zero %, 2036	90,069	75,441
FRB Ser. 05-65, Class ER, zero %, 2035	1,012,156	919,191
FRB Ser. 05-57, Class UL, zero %, 2035	909,246	848,776
FRB Ser. 05-36, Class QA, zero %, 2035	192,324	168,477
FRB Ser. 05-65, Class CU, zero %, 2034	126,747	142,825
FRB Ser. 05-81, Class DF, zero %, 2033	101,451	102,455
FRB Ser. 06-1, Class HF, zero %, 2032	84,934	80,267
IFB Ser. 06-75, Class FY, zero %, 2036	199,874	201,329
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	82,510	88,698
Ser. T-58, Class 4A, 7 1/2s, 2043	381,331	407,194
Ser. T-51, Class 2A, 7 1/2s, 2042	444,420	472,523
Ser. T-42, Class A5, 7 1/2s, 2042	318,494	340,082
Ser. T-60, Class 1A2, 7s, 2044	1,404,230	1,483,258
Ser. T-41, Class 2A, 7s, 2032	50,838	53,374
IFB Ser. T-56, Class 2ASI, IO,
5.618s, 2043	711,167	80,220
Ser. T-56, Class A, IO, 0.524s, 2043	4,047,691	64,716
Ser. T-56, Class 3, IO, 0.367s, 2043	4,267,169	54,721
Ser. T-56, Class 1, IO, 0.282s, 2043	5,500,954	46,268
Ser. T-56, Class 2, IO, 0.031s, 2043	5,023,023	14,853
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	1,609,388	1,605,548
First Horizon Alternative Mortgage Securities
FRB Ser. 05-AA10, Class 2A1,
5.749s, 2035 (F)	705,512	571,840
First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1,
Class 3, IO, 1.945s, 2033	13,216,255	440,702
First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	1,196,000	1,258,818
Ser. 97-C2, Class G, 7 1/2s, 2029	361,000	330,309
First Union-Lehman Brothers-Bank of
America 144A Ser. 98-C2, Class G,
7s, 2035 (F)	1,515,000	1,457,356
Freddie Mac
IFB Ser. 3360, Class SB, 28.87s, 2037	371,590	489,628
IFB Ser. 3339, Class WS, 28.061s, 2037	552,515	734,637
IFB Ser. 3339, Class JS, 26.772s, 2037	482,540	601,786
IFB Ser. 3202, Class PS, 24.412s, 2036	379,757	471,656
IFB Ser. 3349, Class SA, 24.173s, 2037	1,946,772	2,374,185
IFB Ser. 3331, Class SE, 24.173s, 2037	475,594	566,342
IFB Ser. 3202, Class HM, 20.894s, 2036	256,602	305,491
IFB Ser. 3153, Class SX, 20.894s, 2036	337,218	401,142
IFB Ser. 3182, Class PS, 18.715s, 2032	897,310	1,069,107

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3081, Class DC, 18.039s, 2035	$539,763	$604,167
IFB Ser. 3211, Class SI, IO, 17.275s, 2036	89,934	35,904
IFB Ser. 3114, Class GK, 16.515s, 2036	374,907	413,573
IFB Ser. 3360, Class SC, 16.483s, 2037	778,844	812,759
IFB Ser. 3408, Class EK, 15.849s, 2037	1,539,250	1,617,490
IFB Ser. 2976, Class KL, 15.322s, 2035	986,752	1,074,612
IFB Ser. 2990, Class DP, 15.212s, 2034	829,467	895,848
IFB Ser. 2979, Class AS, 15.212s, 2034	241,169	255,360
IFB Ser. 3153, Class UT, 14.955s, 2036	204,639	214,931
IFB Ser. 3149, Class SU, 12.867s, 2036	417,983	425,907
IFB Ser. 3065, Class DC, 12.446s, 2035	880,033	891,350
IFB Ser. 3012, Class FS, 10.697s, 2035	76,719	76,129
IFB Ser. 2990, Class WP, 10.652s, 2035	582,293	595,216
IFB Ser. 2990, Class LB, 10.629s, 2034	1,037,384	1,020,556
IFB Ser. 2927, Class SI, IO, 6.029s, 2035	1,391,338	189,676
IFB Ser. 2828, Class GI, IO, 5.029s, 2034	1,624,157	184,241
IFB Ser. 3184, Class SP, IO, 4.879s, 2033	1,481,838	138,650
IFB Ser. 2869, Class SH, IO, 4.829s, 2034	756,454	58,888
IFB Ser. 2869, Class JS, IO, 4.779s, 2034	3,603,996	286,746
IFB Ser. 2882, Class LS, IO, 4.729s, 2034	678,541	72,103
IFB Ser. 3203, Class SH, IO, 4.669s, 2036	837,021	94,396
IFB Ser. 2815, Class PT, IO, 4.579s, 2032	1,631,282	144,186
IFB Ser. 2828, Class TI, IO, 4.579s, 2030	756,982	67,245
IFB Ser. 3397, Class GS, IO, 4.529s, 2037	910,562	74,128
IFB Ser. 3297, Class BI, IO, 4.289s, 2037	3,652,171	352,582
IFB Ser. 3287, Class SD, IO, 4.279s, 2037	1,412,503	123,950
IFB Ser. 3281, Class BI, IO, 4.279s, 2037	702,000	65,465
IFB Ser. 3281, Class CI, IO, 4.279s, 2037	662,379	54,457
IFB Ser. 3249, Class SI, IO, 4.279s, 2036	641,727	62,581
IFB Ser. 3028, Class ES, IO, 4.279s, 2035	4,011,081	375,367
IFB Ser. 2922, Class SE, IO, 4.279s, 2035	1,904,364	153,450
IFB Ser. 3045, Class DI, IO, 4.259s, 2035	9,573,708	756,710
IFB Ser. 3236, Class ES, IO, 4.229s, 2036	1,369,240	112,089
IFB Ser. 3136, Class NS, IO, 4.229s, 2036	2,375,440	196,475
IFB Ser. 3118, Class SD, IO, 4.229s, 2036	3,087,613	210,585
IFB Ser. 3107, Class DC, IO, 4.229s, 2035	4,304,933	413,898
IFB Ser. 2927, Class ES, IO, 4.229s, 2035	1,091,040	94,929
IFB Ser. 2950, Class SM, IO, 4.229s, 2016	2,126,400	172,379
IFB Ser. 3256, Class S, IO, 4.219s, 2036	1,611,817	153,792
IFB Ser. 3031, Class BI, IO, 4.219s, 2035	790,836	82,447
IFB Ser. 3244, Class SB, IO, 4.189s, 2036	1,015,314	91,737
IFB Ser. 3244, Class SG, IO, 4.189s, 2036	1,181,447	109,786
IFB Ser. 3236, Class IS, IO, 4.179s, 2036	1,842,225	161,755
IFB Ser. 2962, Class BS, IO, 4.179s, 2035	4,549,852	357,045
IFB Ser. 3114, Class TS, IO, 4.179s, 2030	5,016,348	365,669
IFB Ser. 3128, Class JI, IO, 4.159s, 2036	2,667,682	249,072
IFB Ser. 2990, Class LI, IO, 4.159s, 2034	1,546,590	147,468
IFB Ser. 3240, Class S, IO, 4.149s, 2036	3,492,908	313,568
IFB Ser. 3229, Class BI, IO, 4.149s, 2036	293,391	23,810

252

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3153, Class JI, IO, 4.149s, 2036	$1,704,047	$134,192
IFB Ser. 3065, Class DI, IO, 4.149s, 2035	608,193	62,187
IFB Ser. 3145, Class GI, IO, 4.129s, 2036	2,190,840	214,300
IFB Ser. 3114, Class GI, IO, 4.129s, 2036	896,625	94,762
IFB Ser. 3339, Class JI, IO, 4.119s, 2037	3,619,047	269,564
IFB Ser. 3218, Class AS, IO, 4.109s, 2036	1,243,469	105,288
IFB Ser. 3221, Class SI, IO, 4.109s, 2036	1,489,105	127,043
IFB Ser. 3153, Class UI, IO, 4.099s, 2036	831,127	85,795
IFB Ser. 3202, Class PI, IO, 4.069s, 2036	4,094,040	354,541
IFB Ser. 3355, Class MI, IO, 4.029s, 2037	1,021,513	81,987
IFB Ser. 3201, Class SG, IO, 4.029s, 2036	1,881,936	162,235
IFB Ser. 3203, Class SE, IO, 4.029s, 2036	1,697,428	143,509
IFB Ser. 3238, Class LI, IO, 4.019s, 2036	195,397	16,568
IFB Ser. 3171, Class PS, IO, 4.014s, 2036	1,599,240	132,151
IFB Ser. 3152, Class SY, IO, 4.009s, 2036	1,910,565	177,275
IFB Ser. 3366, Class SA, IO, 3.979s, 2037	360,643	30,079
IFB Ser. 3284, Class BI, IO, 3.979s, 2037	1,161,281	94,533
IFB Ser. 3260, Class SA, IO, 3.979s, 2037	1,119,621	80,099
IFB Ser. 3199, Class S, IO, 3.979s, 2036	1,071,364	91,159
IFB Ser. 3284, Class LI, IO, 3.969s, 2037	4,641,124	390,557
IFB Ser. 3281, Class AI, IO, 3.959s, 2037	4,217,427	359,810
IFB Ser. 3311, Class EI, IO, 3.939s, 2037	1,211,255	96,161
IFB Ser. 3311, Class IA, IO, 3.939s, 2037	1,740,027	151,718
IFB Ser. 3311, Class IB, IO, 3.939s, 2037	1,740,027	151,718
IFB Ser. 3311, Class IC, IO, 3.939s, 2037	1,740,027	151,718
IFB Ser. 3311, Class ID, IO, 3.939s, 2037	1,740,027	151,718
IFB Ser. 3311, Class IE, IO, 3.939s, 2037	2,482,138	216,424
IFB Ser. 3240, Class GS, IO, 3.909s, 2036	2,095,207	173,450
IFB Ser. 3416, Class BI, IO, 3.779s, 2038	756,498	60,678
IFB Ser. 3339, Class TI, IO, 3.669s, 2037	1,833,469	140,481
IFB Ser. 3284, Class CI, IO, 3.649s, 2037	3,212,004	241,123
IFB Ser. 3016, Class SQ, IO, 3.639s, 2035	1,648,425	96,482
IFB Ser. 3424, Class UI, IO, 3.289s, 2037	267,427	17,376
Ser. 3369, Class BO, PO, zero %, 2037	91,057	65,835
Ser. 246, PO, zero %, 2037	803,922	608,737
Ser. 3391, PO, zero %, 2037	151,055	110,571
Ser. 3292, Class DO, PO, zero %, 2037	132,015	95,041
Ser. 3292, Class OA, PO, zero %, 2037	88,100	62,723
Ser. 3300, PO, zero %, 2037	838,016	642,059
Ser. 3255, Class CO, PO, zero %, 2036	122,251	89,301
Ser. 3218, Class AO, PO, zero %, 2036	77,524	58,179
Ser. 239, PO, zero %, 2036	2,913,729	2,172,413
Ser. 3175, Class MO, PO, zero %, 2036	128,059	94,153
Ser. 3210, PO, zero %, 2036	78,680	56,674
Ser. 3139, Class CO, PO, zero %, 2036	228,393	165,301
Ser. 2587, Class CO, PO, zero %, 2032	669,155	528,798
FRB Ser. 3349, Class DO, zero %, 2037	230,887	219,750
FRB Ser. 3327, Class YF, zero %, 2037	394,422	391,538
FRB Ser. 3326, Class XF, zero %, 2037	582,701	533,587

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Freddie Mac
FRB Ser. 3326, Class YF, zero %, 2037	$1,081,516	$1,100,544
FRB Ser. 3263, Class TA, zero %, 2037	125,192	132,995
FRB Ser. 3241, Class FH, zero %, 2036	271,616	249,018
FRB Ser. 3231, Class XB, zero %, 2036	212,346	211,543
FRB Ser. 3231, Class X, zero %, 2036	128,589	131,011
FRB Ser. 3147, Class SF, zero %, 2036	562,428	528,021
FRB Ser. 3117, Class AF, zero %, 2036	76,338	76,686
FRB Ser. 3326, Class WF, zero %, 2035	813,844	727,361
FRB Ser. 3036, Class AS, zero %, 2035	77,737	72,405
FRB Ser. 3003, Class XF, zero %, 2035	841,958	766,447
GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.096s, 2043	34,958,769	228,857
Ser. 05-C3, Class XC, IO, 0.081s, 2045	93,548,836	396,903
Ser. 07-C1, Class XC, IO, 0.075s, 2019	73,894,956	418,738
GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F, 8.137s, 2036	162,000	165,723
Ser. 97-C1, Class X, IO, 1.356s, 2029	1,914,454	109,853
Ser. 05-C1, Class X1, IO, 0.187s, 2043	39,161,510	443,138
GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	706,723	691,772
Ser. 06-C1, Class XC, IO, 0.08s, 2045	66,949,605	374,094
Government National
Mortgage Association
IFB Ser. 07-26, Class WS,
44.617s, 2037	1,102,863	1,730,633
IFB Ser. 07-38, Class AS, 31.91s, 2037	1,083,600	1,445,616
IFB Ser. 06-34, Class SA, 24.649s, 2036	139,822	168,814
IFB Ser. 07-51, Class SP, 24.589s, 2037	82,295	96,431
IFB Ser. 07-44, Class SP, 23.468s, 2036	566,192	694,770
IFB Ser. 07-35, Class DK, 19.882s, 2035	293,000	339,296
IFB Ser. 05-66, Class SP, 12.596s, 2035	525,279	525,015
IFB Ser. 05-7, Class JM, 11.261s, 2034	968,911	1,000,232
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	116,436	29,233
IFB Ser. 06-69, Class SI, IO,
4.898s, 2036	236,443	23,298
IFB Ser. 06-62, Class SI, IO,
4.898s, 2036	1,330,519	113,505
IFB Ser. 07-1, Class SL, IO, 4.878s, 2037	605,343	53,533
IFB Ser. 07-1, Class SM, IO,
4.868s, 2037	605,343	53,369
IFB Ser. 05-68, Class PU, IO,
4.818s, 2032	198,857	20,240
IFB Ser. 04-59, Class SC, IO,
4.729s, 2034	776,564	78,302
IFB Ser. 07-49, Class NY, IO,
4.618s, 2035	4,810,203	421,613
IFB Ser. 07-26, Class SG, IO,
4.368s, 2037	1,953,187	165,858

253

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Government National
Mortgage Association
IFB Ser. 07-9, Class BI, IO, 4.338s, 2037	$3,970,554	$302,091
IFB Ser. 07-26, Class SD, IO,
4.329s, 2037	1,976,192	152,966
IFB Ser. 07-26, Class SL, IO,
4.329s, 2037	82,810	6,746
IFB Ser. 07-31, Class CI, IO,
4.328s, 2037	1,072,165	77,524
IFB Ser. 07-25, Class SA, IO,
4.318s, 2037	1,392,696	100,437
IFB Ser. 07-25, Class SB, IO,
4.318s, 2037	2,713,083	204,775
IFB Ser. 07-22, Class S, IO,
4.318s, 2037	1,080,756	100,929
IFB Ser. 07-11, Class SA, IO,
4.318s, 2037	1,013,340	82,827
IFB Ser. 07-14, Class SB, IO,
4.318s, 2037	959,607	78,582
IFB Ser. 06-69, Class SA, IO,
4.318s, 2036	456,188	37,694
IFB Ser. 07-51, Class SJ, IO,
4.268s, 2037	1,225,371	108,963
IFB Ser. 07-58, Class PS, IO,
4.218s, 2037	512,908	40,866
IFB Ser. 07-59, Class PS, IO,
4.188s, 2037	950,399	73,506
IFB Ser. 07-59, Class SP, IO,
4.188s, 2037	2,394,966	189,344
IFB Ser. 07-48, Class SB, IO,
4.179s, 2037	1,581,983	105,251
IFB Ser. 07-68, Class PI, IO,
4.168s, 2037	1,272,139	101,022
IFB Ser. 06-38, Class SG, IO,
4.168s, 2033	4,063,296	278,400
IFB Ser. 07-53, Class SG, IO,
4.118s, 2037	741,800	49,440
IFB Ser. 07-17, Class AI, IO,
4.079s, 2037	4,250,178	337,068
IFB Ser. 08-3, Class SA, IO,
4.068s, 2038	2,381,642	147,711
IFB Ser. 07-79, Class SY, IO,
4.068s, 2037	4,165,994	255,723
IFB Ser. 07-64, Class AI, IO,
4.068s, 2037	9,711,214	655,531
IFB Ser. 07-53, Class ES, IO,
4.068s, 2037	1,095,776	61,283
IFB Ser. 07-10, Class SB, IO,
4.038s, 2037	1,257,720	94,835
IFB Ser. 08-4, Class SA, IO,
4.034s, 2038	4,777,454	292,594
IFB Ser. 07-9, Class AI, IO, 4.029s, 2037	1,659,028	123,421
IFB Ser. 07-67, Class SI, IO,
4.028s, 2037	4,186,071	253,132
IFB Ser. 07-9, Class DI, IO, 4.028s, 2037	2,016,412	137,782

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Government National
Mortgage Association
IFB Ser. 07-57, Class QA, IO,
4.018s, 2037	$2,527,352	$151,857
IFB Ser. 07-58, Class SA, IO,
4.018s, 2037	835,684	52,228
IFB Ser. 07-58, Class SC, IO,
4.018s, 2037	1,985,447	105,842
IFB Ser. 07-61, Class SA, IO,
4.018s, 2037	1,351,334	88,652
IFB Ser. 07-53, Class SC, IO,
4.018s, 2037	1,202,301	68,048
IFB Ser. 06-28, Class GI, IO,
4.018s, 2035	1,636,797	116,296
IFB Ser. 07-58, Class SD, IO,
4.008s, 2037	1,890,917	99,397
IFB Ser. 07-59, Class SD, IO,
3.988s, 2037	4,005,660	244,249
IFB Ser. 06-49, Class SA, IO,
3.978s, 2036	541,765	36,766
IFB Ser. 05-65, Class SI, IO,
3.868s, 2035	1,747,184	132,330
IFB Ser. 07-17, Class IC, IO,
3.779s, 2037	2,202,852	148,815
IFB Ser. 07-17, Class IB, IO,
3.768s, 2037	860,039	56,726
IFB Ser. 06-14, Class S, IO,
3.768s, 2036	1,508,234	103,414
IFB Ser. 06-11, Class ST, IO,
3.758s, 2036	943,199	63,457
IFB Ser. 07-25, Class KS, IO,
3.729s, 2037	398,376	30,444
IFB Ser. 07-21, Class S, IO,
3.729s, 2037	2,269,318	138,769
IFB Ser. 07-27, Class SD, IO,
3.718s, 2037	993,799	57,468
IFB Ser. 07-19, Class SJ, IO,
3.718s, 2037	1,696,987	98,899
IFB Ser. 07-23, Class ST, IO,
3.718s, 2037	2,067,360	115,853
IFB Ser. 07-8, Class SA, IO,
3.718s, 2037	1,445,269	93,509
IFB Ser. 07-9, Class CI, IO,
3.718s, 2037	2,629,225	155,549
IFB Ser. 07-7, Class EI, IO,
3.718s, 2037	1,738,555	101,193
IFB Ser. 07-7, Class JI, IO, 3.718s, 2037	2,705,292	178,686
IFB Ser. 07-1, Class S, IO, 3.718s, 2037	2,217,089	129,627
IFB Ser. 07-3, Class SA, IO,
3.718s, 2037	2,117,427	123,395
IFB Ser. 07-31, Class AI, IO,
3.709s, 2037	1,179,815	108,450
IFB Ser. 07-43, Class SC, IO,
3.629s, 2037	1,443,419	84,644

254

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Government National
Mortgage Association
IFB Ser. 07-73, Class MI, IO,
3.518s, 2037	$4,386,494	$215,561
IFB Ser. 07-67, Class EI, IO, 0.02s, 2037	2,242,303	1,045
IFB Ser. 07-67, Class GI, IO,
0.02s, 2037	6,566,095	3,053
Ser. 07-73, Class MO, PO, zero %, 2037	337,863	249,158
FRB Ser. 07-73, Class KI, IO, zero %, 2037	3,374,541	92,560
FRB Ser. 07-73, Class KM, zero %, 2037	337,045	338,357
FRB Ser. 07-49, Class UF, zero %, 2037	103,633	99,373
FRB Ser. 07-35, Class UF, zero %, 2037	173,808	176,739
FRB Ser. 07-22, Class TA, zero %, 2037	113,589	118,835
FRB Ser. 98-2, Class EA, PO,
zero %, 2028	227,506	189,836
Government National Mortgage
Association 144A IFB Ser. 06-GG8,
Class X, IO, 0.855s, 2039 (F)	10,638,204	334,437
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 4.041s, 2045	2,300,545	63,265
Greenwich Capital Commercial
Funding Corp. Ser. 05-GG5, Class XC, IO,
0.083s, 2037 (F)	75,760,792	265,484
Greenwich Capital Commercial
Funding Corp. 144A
Ser. 07-GG9, Class X, IO, 0.511s, 2039	11,102,610	201,235
Ser. 05-GG3, Class XC, IO,
0.175s, 2042	37,456,941	509,180
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.993s, 2045	928,000	900,558
Ser. 06-GG6, Class A2, 5.506s, 2038 (F)	1,238,000	1,235,528
Ser. 05-GG4, Class A4, 4.761s, 2039	42,000	40,156
GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030 (F)	528,000	524,520
FRB Ser. 07-EOP, Class J, 3.313s, 2009	171,000	153,900
Ser. 04-C1, Class X1, IO,
0.683s, 2028 (F)	10,983,232	86,790
Ser. 03-C1, Class X1, IO, 0.253s, 2040	8,421,962	166,406
Ser. 05-GG4, Class XC, IO,
0.219s, 2039 (F)	43,038,260	672,385
Ser. 06-GG6, Class XC, IO,
0.061s, 2038 (F)	45,719,481	123,541
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035 (F)	128,365	127,525
Ser. 05-RP3, Class 1A3, 8s, 2035 (F)	415,327	404,193
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035 (F)	334,308	338,021
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035 (F)	361,794	352,130
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035 (F)	400,253	404,705
IFB Ser. 04-4, Class 1AS, IO,
3.706s, 2034	6,463,088	402,732

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.835s, 2035 (F)	$709,468	$685,313
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	108,460	10,846
HSI Asset Loan Obligation FRB Ser.
07-AR1, Class 2A1, 6.135s, 2037	1,546,849	1,276,150
IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 2.593s, 2037 (F)	1,978,080	1,705,560
IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR11, Class 1A1,
5.65s, 2037 (F)	1,431,819	960,090
FRB Ser. 05-AR31, Class 3A1,
5.643s, 2036 (F)	1,887,049	1,415,590
JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029 (F)	377,000	383,820
FRB Ser. 07-LD12, Class AM,
6.261s, 2051	2,258,000	2,092,172
FRB Ser. 07-LD12, Class A3,
6.189s, 2051	10,769,000	10,444,207
FRB Ser. 07-LD11, Class A3,
6.007s, 2049 (F)	1,157,000	1,115,972
Ser. 07-CB20, Class A3, 5.863s, 2051	2,329,000	2,238,029
Ser. 06-CB15, Class A4, 5.814s, 2043	1,799,000	1,746,980
Ser. 07-CB20, Class A4, 5.794s, 2051	1,515,000	1,448,476
FRB Ser. 04-PNC1, Class A4,
5.541s, 2041 (F)	16,000	15,536
Ser. 06-CB14, Class A4, 5.481s, 2044	1,727,000	1,663,861
Ser. 05-CB12, Class A4, 4.895s, 2037 (F)	42,000	39,073
Ser. 04-C3, Class A5, 4.878s, 2042 (F)	40,000	37,382
Ser. 05-LDP2, Class AM, 4.78s, 2042	680,000	621,649
Ser. 06-LDP8, Class X, IO, 0.762s, 2045	14,111,215	436,037
Ser. 06-CB17, Class X, IO, 0.701s, 2043	17,597,665	544,472
Ser. 06-LDP9, Class X, IO, 0.641s, 2047	4,101,269	99,007
Ser. 07-LDPX, Class X, IO, 0.526s, 2049	21,970,435	382,766
Ser. 06-CB16, Class X1, IO,
0.086s, 2045	16,087,195	209,134
Ser. 06-LDP7, Class X, IO, 0.02s, 2045	99,175,707	77,481
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	473,000	471,289
Ser. 03-ML1A, Class X1, IO,
0.78s, 2039 (F)	1,668,830	58,799
Ser. 05-LDP1, Class X1, IO,
0.156s, 2046	22,396,874	176,711
Ser. 05-LDP2, Class X1, IO,
0.155s, 2042	61,527,115	915,523
Ser. 05-CB12, Class X1, IO,
0.131s, 2037	22,147,279	188,695
Ser. 05-LDP3, Class X1, IO,
0.095s, 2042	55,289,704	375,970
Ser. 06-CB14, Class X1, IO,
0.08s, 2044	18,225,051	66,886

255

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 06-LDP6, Class X1, IO,
0.079s, 2043	$44,388,734	$199,305
Ser. 05-LDP5, Class X1, IO,
0.068s, 2044	142,830,044	563,509
Ser. 07-CB20, Class X1, IO,
0.067s, 2051	35,235,773	402,040
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031 (F)	314,997	295,749
Ser. 99-C1, Class G, 6.41s, 2031	337,198	244,396
Ser. 98-C4, Class G, 5.6s, 2035	260,000	238,896
Ser. 98-C4, Class H, 5.6s, 2035	441,000	433,529
LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	14,000	14,278
Ser. 07-C6, Class A2, 5.845s, 2012	3,355,000	3,326,157
Ser. 04-C7, Class A6, 4.786s, 2029	747,000	708,025
Ser. 07-C2, Class XW, IO, 0.73s, 2040	4,723,561	144,205
LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.914s, 2038	12,509,541	455,958
Ser. 03-C5, Class XCL, IO,
0.787s, 2037	8,013,234	136,106
Ser. 05-C2, Class XCL, IO,
0.184s, 2040	70,537,922	617,482
Ser. 05-C3, Class XCL, IO,
0.183s, 2040	26,651,925	454,759
Ser. 05-C5, Class XCL, IO,
0.139s, 2020	28,399,868	318,645
Ser. 05-C7, Class XCL, IO, 0.12s, 2040	34,282,676	239,958
Ser. 06-C1, Class XCL, IO,
0.106s, 2041	42,899,029	380,693
Ser. 06-C7, Class XCL, IO,
0.094s, 2038	19,124,904	270,349
Ser. 07-C2, Class XCL, IO, 0.09s, 2040	40,589,853	428,466
Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H,
3.421s, 2017	377,000	341,562
FRB Ser. 05-LLFA, Class J, 3.271s, 2018	173,000	148,780
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 26.025s, 2036	285,478	332,430
IFB Ser. 07-5, Class 4A3, 25.185s, 2037	810,992	913,156
IFB Ser. 06-7, Class 4A2, IO,
5.268s, 2036	1,346,815	123,990
IFB Ser. 07-5, Class 8A2, IO,
5.238s, 2036	1,368,451	114,660
Ser. 07-1, Class 3A2, IO, 4.768s, 2037	1,596,946	158,650
IFB Ser. 06-9, Class 3A2, IO,
4.748s, 2037	989,187	93,582
IFB Ser. 07-4, Class 3A2, IO,
4.718s, 2037	1,246,154	103,214

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO,
4.668s, 2036	$2,833,863	$222,500
IFB Ser. 07-2, Class 2A13, IO,
4.208s, 2037	2,260,324	184,506
IFB Ser. 07-4, Class 2A2, IO,
4.188s, 2037	5,125,569	422,844
IFB Ser. 06-7, Class 2A5, IO,
4.183s, 2036	4,256,774	329,479
IFB Ser. 07-1, Class 2A3, IO,
4.148s, 2037	2,530,158	219,035
Ser. 06-9, Class 2A3, IO, 4.138s, 2036	3,211,881	275,551
IFB Ser. 06-9, Class 2A2, IO,
4.138s, 2037	2,366,233	198,044
IFB Ser. 06-7, Class 2A4, IO,
4.068s, 2036	4,573,419	312,665
IFB Ser. 06-6, Class 1A2, IO,
4.018s, 2036	1,714,305	112,522
IFB Ser. 06-6, Class 1A3, IO,
4.018s, 2036	2,473,259	171,678
IFB Ser. 07-5, Class 10A2, IO,
3.858s, 2037	2,537,570	158,805
Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012	2,055,467	1,922,684
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 6.442s, 2034	58,314	45,194
FRB Ser. 04-13, Class 3A6, 3.788s, 2034	1,066,000	1,005,664
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	827,658	4,759
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	2,147,235	4,026
MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	287,086	306,971
Ser. 05-1, Class 1A4, 7 1/2s, 2034	510,531	544,073
Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 3.103s, 2027	1,889,215	1,624,725
Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.099s, 2049	37,925,174	454,332
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 2.971s, 2022	408,848	347,521
Ser. 06-1, Class X1A, IO, 1.565s, 2022	7,194,635	42,718
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 7.081s, 2030	283,000	291,263
FRB Ser. 05-A9, Class 3A1,
5.274s, 2035	1,658,463	1,622,255
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.023s, 2050	640,000	621,698
FRB Ser. 07-C1, Class A4, 6.023s, 2050	720,000	689,529
FRB Ser. 04-BPC1, Class A5,
4.855s, 2041	41,000	39,543
FRB Ser. 05-MCP1, Class A4,
4.747s, 2043 (F)	40,000	36,976
Ser. 05-MCP1, Class XC, IO,
0.127s, 2043	28,046,135	326,416

256

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO,
0.251s, 2039	$6,391,165	$120,784
Ser. 05-LC1, Class X, IO, 0.229s, 2044	15,194,581	103,469
Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 6.156s, 2049	1,790,000	1,727,569
FRB Ser. 07-8, Class A2, 6.119s, 2049	1,129,000	1,109,844
Ser. 07-9, Class A4, 5.748s, 2049	3,560,000	3,353,741
Merrill Lynch/Countrywide Commercial
Mortgage Trust 144A
Ser. 07-7, Class X, IO, 0.137s, 2050	77,049,980	227,681
Ser. 06-1, Class X, IO, 0.132s, 2039	25,954,160	93,818
Ser. 06-3, Class XC, IO, 0.11s, 2046	21,359,825	290,494
Mezz Cap Commercial Mortgage
Trust 144A
Ser. 04-C1, Class X, IO, 8.008s, 2037	1,367,961	327,605
Ser. 04-C2, Class X, IO, 6.004s, 2040	1,077,272	252,759
Ser. 05-C3, Class X, IO, 5.555s, 2044	1,182,641	273,842
Ser. 06-C4, Class X, IO, 5.454s, 2016	3,532,907	929,986
Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.693s, 2043	5,127,793	202,445
Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3,
6.458s, 2043	553,000	567,837
FRB Ser. 06-IQ11, Class A4,
5.944s, 2042	1,799,000	1,756,467
FRB Ser. 07-IQ14, Class AM,
5.877s, 2049	709,000	637,172
Ser. 05-HQ6, Class A4A, 4.989s, 2042	1,708,000	1,629,631
Ser. 04-HQ4, Class A7,
4.97s, 2040 (F)	882,000	834,166
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	20,978	21,008
Ser. 04-RR, Class F5, 6s, 2039	790,000	521,400
Ser. 04-RR, Class F6, 6s, 2039	820,000	500,200
Ser. 07-HQ13, Class X1, IO,
0.823s, 2044	19,069,554	595,351
Ser. 05-HQ5, Class X1, IO,
0.168s, 2042	9,100,190	54,783
Ser. 05-HQ6, Class X1, IO,
0.116s, 2042	30,840,062	267,892
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.275s, 2035	1,775,622	1,304,195
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.198s, 2030	470,000	483,155
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 7.543s, 2035	192,956	175,667
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	167,485	189,359
Permanent Financing PLC 144A FRB
Ser. 9A, Class 3A, 2.796s, 2033
(United Kingdom)	1,252,000	1,220,700

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Permanent Master Issuer PLC FRB
Ser. 07-1, Class 4A, 2.793s, 2033
(United Kingdom)	$1,512,000	$1,455,300
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032 (F)	1,699,000	1,678,285
Ser. 00-C1, Class J, 6 5/8s, 2010	206,000	148,378
Ser. 00-C2, Class J, 6.22s, 2033 (F)	439,000	400,960
Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	592,837	530,589
IFB Ser. 07-A3, Class 2A2, IO,
4.208s, 2037	5,170,817	435,726
Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	1,279,887	1,164,544
Saco I Trust FRB Ser. 05-10, Class 1A1,
2.743s, 2033 (F)	510,639	229,828
Salomon Brothers Mortgage
Securities VII 144A Ser. 02-KEY2, Class X1,
IO, 0.794s, 2036	9,581,307	394,767
SBA CMBS Trust 144A Ser. 05-1A,
Class D, 6.219s, 2035	215,000	199,606
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018
(Cayman Islands)	336,000	283,920
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)	228,000	173,280
Ser. 04-1A, Class L, 5s, 2018
(Cayman Islands)	150,000	115,500
Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	3,977,096	3,394,054
Ser. 04-8, Class 1A3, 6.199s, 2034	9,707	8,339
FRB Ser. 05-18, Class 6A1,
5.247s, 2035 (F)	828,985	738,240
Ser. 05-9, Class AX, IO, 1.6s, 2035	8,024,895	176,548
Structured Adjustable Rate Mortgage
Loan Trust 144A Ser. 04-NP2, Class A,
2.833s, 2034	355,314	324,224
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
3.768s, 2037	20,311,819	1,252,586
Ser. 07-4, Class 1A4, IO, 1s, 2037	21,491,171	578,811
Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 3.399s, 2037	4,829,490	217,578
Ser. 06-RF4, Class 1A, IO, 0.356s, 2036	2,649,273	131,131
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.1s, 2051	1,405,000	1,364,157
Ser. 07-C30, Class A3, 5.246s, 2043	1,743,000	1,701,908
Ser. 04-C15, Class A4, 4.803s, 2041	1,317,000	1,245,320
Ser. 06-C28, Class XC, IO,
0.564s, 2048	9,325,236	190,048
Ser. 06-C29, IO, 0.529s, 2048	36,365,948	763,321
Ser. 07-C34, IO, 0.52s, 2046	9,421,100	203,496

257

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (53.8%)* continued

Principal amount		Value

Wachovia Bank Commercial
Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L,
5.771s, 2018	$313,000	$250,400
Ser. 03-C3, Class IOI, IO, 0.487s, 2035	6,595,625	177,432
Ser. 07-C31, IO, 0.435s, 2047	36,761,412	571,640
Ser. 06-C27, Class XC, IO,
0.084s, 2045	18,365,012	189,160
Ser. 06-C23, Class XC, IO,
0.071s, 2045	38,925,270	212,921
Ser. 06-C26, Class XC, IO,
0.053s, 2045	14,636,707	40,544
WAMU Commercial Mortgage
Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	73,000	48,156
Ser. 06-SL1, Class X, IO, 0.937s, 2043	3,119,825	116,806
Ser. 07-SL2, Class X, IO, 0 7/8s, 2049	6,003,285	204,532
WAMU Mortgage Pass-Through Certificates
FRB Ser. 04-AR1, Class A, 4.229s, 2034	150,451	138,415
Washington Mutual Mortgage Pass-Through
Certificates Ser. 07-2, Class CX, IO,
7s, 2037	363,096	71,455
Washington Mutual Multi-Fam., Mtge.
144A Ser. 01-1, Class B5, 7.189s, 2031
(Cayman Islands)	572,000	526,442
Wells Fargo Mortgage Backed
Securities Trust
Ser. 06-AR10, Class 3A1,
5.005s, 2036 (F)	964,958	926,252
Ser. 05-AR2, Class 2A1, 4.541s, 2035	522,818	496,887
Ser. 05-AR9, Class 1A2, 4.367s, 2035	478,734	349,476
Ser. 04-R, Class 2A1, 4.365s, 2034 (F)	513,367	494,358
Ser. 05-AR12, Class 2A5,
4.321s, 2035 (F)	7,512,000	6,886,659
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035	18,344,000	78,967

Total collateralized mortgage obligations
(cost $307,291,157)		$315,769,975

CORPORATE BONDS AND NOTES (23.9%)*

Principal amount		Value

Basic Materials (0.7%)
ArcelorMittal 144A notes 6 1/8s,
2018 (Luxembourg)	$280,000	$273,632
Domtar Corp. company guaranty Ser. *,
7 7/8s, 2011 (Canada)	125,000	125,625
Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty
4.027s, 2009	695,000	699,134
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	635,000	671,513
Georgia-Pacific Corp. debs. 9 1/2s, 2011	228,000	231,705
Georgia-Pacific Corp. notes 8 1/8s, 2011	260,000	256,750

CORPORATE BONDS AND NOTES (23.9%)* continued

Principal amount		Value

Basic Materials continued
International Paper Co. bonds 7.95s, 2018	$145,000	$144,193
International Paper Co. bonds 7.4s, 2014	45,000	45,016
Lubrizol Corp. (The) sr. notes 5 1/2s, 2014	190,000	181,425
Monsanto Co. company guaranty sr. unsec.
notes 5 7/8s, 2038	125,000	120,317
Monsanto Co. sr. unsec. unsub. notes
5 1/8s, 2018	90,000	88,264
Mosaic Co. (The) 144A sr. unsec. unsub.
notes 7 5/8s, 2016	225,000	239,625
Nucor Corp. notes 5.85s, 2018 (S)	250,000	251,842
Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2015	435,000	416,513
Steel Dynamics, Inc. 144A sr. notes
7 3/8s, 2012	285,000	285,000
Westvaco Corp. unsec. notes 7 1/2s, 2027	63,000	62,692
Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)	305,000	287,644
		4,380,890

Capital Goods (0.7%)
Caterpillar Financial Services Corp.
sr. unsec. 4.85s, 2012	335,000	334,007
Caterpillar Financial Services Corp.
sr. unsec. notes Ser. MTN, 5.85s, 2017	610,000	624,746
Covidien International Finance SA
company guaranty sr. unsec. unsub. notes
6.55s, 2037 (Luxembourg)	205,000	206,765
Covidien International Finance SA
company guaranty sr. unsec. unsub. notes
6s, 2017 (Luxembourg)	235,000	237,842
Eaton Corp. notes 5.6s, 2018	295,000	292,107
John Deere Capital Corp. sr. unsec. notes
Ser. MTN, 5.35s, 2018	145,000	142,498
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	240,000	224,400
L-3 Communications Corp. sr. sub. notes
5 7/8s, 2015	185,000	170,663
Legrand SA unsec. unsub. debs. 8 1/2s,
2025 (France)	355,000	399,151
Rexam PLC 144A bond 6 3/4s, 2013
(United Kingdom)	935,000	931,474
United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	335,000	335,197
United Technologies Corp. sr. unsec.
notes 5 3/8s, 2017	530,000	527,051
		4,425,901

Communication Services (2.0%)
American Tower Corp. 144A sr. notes
7s, 2017	505,000	499,950
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	325,000	333,431
AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031	494,000	586,170

258

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (23.9%)* continued

	Principal amount	Value

Communication Services continued
AT&T Wireless Services, Inc. sr. notes
7 7/8s, 2011	$45,000	$47,910
AT&T, Inc. sr. unsec. unsub. notes
6.3s, 2038	1,500,000	1,417,912
AT&T, Inc. sr. unsec. unsub. notes
4.95s, 2013	465,000	463,314
AT&T, Inc. sr. unsec. unsub. bonds
5 1/2s, 2018	130,000	125,971
Bellsouth Capital Funding unsec. notes
7 7/8s, 2030	480,000	530,215
British Telecommunications PLC sr. unsec.
notes 5.15s, 2013 (United Kingdom)	765,000	747,902
France Telecom notes 8 1/2s,
2031 (France)	85,000	102,887
Nextel Communications, Inc. sr. notes
Ser. E, 6 7/8s, 2013 (S)	245,000	207,025
Nextel Communications, Inc. sr. notes
Ser. F, 5.95s, 2014	1,080,000	866,700
Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada)	475,000	475,550
Southwestern Bell Telephone debs.
7s, 2027	425,000	425,397
Telecom Italia Capital SA company
guaranty 7.2s, 2036 (Luxembourg)	140,000	135,388
Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Luxembourg)	425,000	388,941
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	145,000	136,974
Telecom Italia Capital SA company
guaranty 4s, 2010 (Luxembourg)	70,000	69,143
Telefonica Emisones SAU company
guaranty 7.045s, 2036 (Spain)	295,000	312,480
Telefonica Emisones SAU company
guaranty 6.421s, 2016 (Spain)	115,000	117,003
Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	140,000	139,933
Telefonica Europe BV company guaranty
8 1/4s, 2030 (Netherlands)	240,000	275,509
Telus Corp. notes 8s, 2011 (Canada)	435,000	467,045
Verizon Communications, Inc. sr. unsec.
notes 6.4s, 2038	100,000	93,375
Verizon Communications, Inc. sr. unsec.
notes 5.55s, 2016 (S)	590,000	574,686
Verizon New England, Inc. sr. notes
6 1/2s, 2011	975,000	1,002,117
Verizon New Jersey, Inc. debs. 8s, 2022	40,000	43,579
Verizon Pennsylvania, Inc. debs.
8.35s, 2030	405,000	454,829
Verizon Virginia, Inc. debs. Ser. A,
4 5/8s, 2013	255,000	248,008
Vodafone Group PLC unsec. notes
6.15s, 2037 (United Kingdom)	625,000	583,119
		11,872,463

CORPORATE BONDS AND NOTES (23.9%)* continued

Principal amount		Value

Conglomerates (0.3%)
General Electric Co. sr. unsec. notes
5 1/4s, 2017	$305,000	$293,206
Honeywell International, Inc. sr. unsec.
notes 5.3s, 2018	185,000	182,095
Parker Hannifin Corp. sr. unsec. unsub.
notes 6 1/4s, 2038	205,000	207,488
Parker Hannifin Corp. sr. unsec. unsub.
notes 5 1/2s, 2018	90,000	90,283
Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	285,000	285,381
Textron, Inc. sr. unsec. 5.6s, 2017	570,000	569,274
		1,627,727

Consumer Cyclicals (1.0%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	245,000	235,200
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	285,000	242,250
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	175,000	181,471
DaimlerChrysler NA Holding Corp.
company guaranty unsec. notes 7.2s, 2009	695,000	714,849
DaimlerChrysler NA Holding Corp.
company guaranty unsec. unsub. notes
Ser. MTN, 5 3/4s, 2011	720,000	734,215
Ford Motor Credit Co., LLC notes
6 3/8s, 2008	425,000	417,698
JC Penney Co., Inc. debs. 7.65s, 2016	40,000	40,043
JC Penney Co., Inc. notes 6 7/8s, 2015	380,000	366,195
Marriott International, Inc. notes
6 3/8s, 2017	376,000	355,284
Marriott International, Inc. sr. unsec. Ser. J,
5 5/8s, 2013	60,000	56,428
Omnicom Group, Inc. sr. notes 5.9s, 2016	275,000	268,700
Starwood Hotels & Resorts Worldwide, Inc.
sr. unsec. notes 6 1/4s, 2013	590,000	569,685
Target Corp. bonds 6 1/2s, 2037	690,000	663,763
VF Corp. sr. unsec. 5.95s, 2017	295,000	289,995
Vulcan Materials Co. sr. unsec. unsub.
notes 5.6s, 2012	355,000	352,488
Wal-Mart Stores, Inc. sr. unsec. notes
6.2s, 2038	130,000	128,098
		5,616,362

Consumer Staples (2.5%)
Campbell Soup Co. debs. 8 7/8s, 2021	345,000	449,981
ConAgra Foods, Inc. unsec. notes
7 7/8s, 2010	1,115,000	1,178,649
Cox Communications, Inc. notes
7 1/8s, 2012	300,000	313,127
Cox Communications, Inc. 144A notes
5 7/8s, 2016	455,000	444,499
Cox Enterprises, Inc. 144A notes
7 7/8s, 2010	495,000	521,781
CVS Caremark, Corp. sr. unsec. FRN
6.302s, 2037	790,000	677,425

259

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (23.9%)* continued

Principal amount		Value

Consumer Staples continued
CVS Caremark, Corp. 144A pass-through
certificates 6.117s, 2013	$698,586	$692,466
Delhaize Group sr. unsub. notes
6 1/2s, 2017 (Belgium)	230,000	232,005
Diageo Capital PLC company guaranty
5 3/4s, 2017 (United Kingdom)	630,000	621,802
Diageo Capital PLC company guaranty
5.2s, 2013 (United Kingdom)	270,000	270,309
Estee Lauder Cos., Inc. (The) sr. unsec.
notes 6s, 2037	420,000	391,206
Estee Lauder Cos., Inc. (The) sr. unsec.
notes 5.55s, 2017	115,000	112,398
Kellogg Co. sr. unsub. 5 1/8s, 2012	65,000	65,727
Kraft Foods, Inc. notes 6 1/8s, 2018	295,000	285,246
Kroger Co. company guaranty
6 3/4s, 2012	20,000	21,062
Kroger Co. company guaranty 6.4s, 2017	505,000	515,078
McDonald’s Corp. sr. unsec. Ser. MTN,
6.3s, 2038	220,000	216,821
McDonald’s Corp. sr. unsec. bond
6.3s, 2037	345,000	343,132
McDonald’s Corp. sr. unsec. bond
5.8s, 2017	175,000	177,735
News America Holdings, Inc. company
guaranty 7 3/4s, 2024	420,000	453,812
News America Holdings, Inc. debs.
7 3/4s, 2045	875,000	933,682
Sara Lee Corp. sr. unsec. unsub. notes
6 1/4s, 2011	350,000	358,333
TCI Communications, Inc. company
guaranty 7 7/8s, 2026	960,000	1,042,131
TCI Communications, Inc. debs. 9.8s, 2012	670,000	755,236
TCI Communications, Inc. debs.
7 7/8s, 2013	530,000	568,853
Tesco PLC 144A sr. unsec. unsub. notes
6.15s, 2037 (United Kingdom)	450,000	417,103
Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	605,000	599,954
Time Warner Cable, Inc. company
guaranty sr. unsec. 6 3/4s, 2018	170,000	170,836
Time Warner Entertainment Co., LP debs.
8 3/8s, 2023	5,000	5,388
Time Warner, Inc. debs. 9.15s, 2023	325,000	372,869
Time Warner, Inc. debs. 9 1/8s, 2013	885,000	971,803
Viacom, Inc. sr. notes 5 3/4s, 2011	250,000	250,583
Yum! Brands, Inc. sr. unsec. unsub.
6 1/4s, 2018	265,000	258,400
		14,689,432

Energy (1.1%)
Anadarko Petroleum Corp. sr. notes
5.95s, 2016	268,000	268,305
Chesapeake Energy Corp. sr. unsec. notes
7 5/8s, 2013	420,000	421,050

CORPORATE BONDS AND NOTES (23.9%)* continued

Principal amount		Value

Energy continued
ConocoPhillips comp 5.9s, 2038	$245,000	$240,633
ConocoPhillips company guaranty unsec.
sr. notes 5.2s, 2018	120,000	117,986
El Paso Natural Gas Co. sr. unsec. notes
5.95s, 2017	50,000	48,247
Enterprise Products Operating LP company
guaranty FRB 8 3/8s, 2066	745,000	744,786
Enterprise Products Operating LP company
guaranty FRB 7.034s, 2068	75,000	65,570
EOG Resources, Inc. sr. unsec. notes
5 7/8s, 2017	260,000	261,754
Forest Oil Corp. sr. notes 8s, 2011	250,000	257,500
Hess Corp. bonds 7 7/8s, 2029	500,000	573,454
Motiva Enterprises, LLC 144A sr. notes
5.2s, 2012	90,000	93,287
Newfield Exploration Co. sr. sub. notes
6 5/8s, 2016	280,000	257,600
Nexen, Inc. unsec. unsub. notes 6.4s,
2037 (Canada)	240,000	227,241
Peabody Energy Corp. sr. notes
5 7/8s, 2016	325,000	305,500
Petro-Canada sr. unsec. unsub. notes
6.05s, 2018 (Canada)	220,000	216,808
Premcor Refining Group, Inc. sr. notes
7 1/2s, 2015	600,000	619,007
Suncor Energy, Inc. sr. unsec. notes
6.1s, 2018 (Canada) (S)	290,000	290,878
Sunoco, Inc. notes 4 7/8s, 2014	260,000	245,469
Tesoro Corp. company guaranty
6 1/2s, 2017 (S)	415,000	372,463
Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	95,000	95,115
Weatherford International, Inc. company
guaranty sr.unsec. unsub. bonds
6.35s, 2017	115,000	116,481
Weatherford International, Ltd. company
guaranty 6 1/2s, 2036	350,000	342,468
Weatherford International, Ltd. sr. notes
5 1/2s, 2016	195,000	188,663
XTO Energy, Inc. sr. unsec. notes
6 3/8s, 2038	270,000	261,805
XTO Energy, Inc. sr. unsec. notes
5 1/2s, 2018	135,000	128,916
		6,760,986

Financial (9.6%)
AGFC Capital Trust I company guaranty
6s, 2067	270,000	217,868
Allstate Life Global Funding Trusts notes
Ser. MTN, 5 3/8s, 2013	570,000	567,765
American Express Bank FSB notes Ser.
BKN1, 5.55s, 2012	990,000	979,342
American Express Co. sr. unsec. notes
6.15s, 2017	520,000	507,906

260

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (23.9%)* continued

Principal amount		Value

Financial continued
American International Group, Inc. jr. sub.
bond 6 1/4s, 2037	$845,000	$665,573
Ameriprise Financial, Inc. jr. sub. FRN
7.518s, 2066	725,000	611,388
Amvescap PLC company guaranty
5 5/8s, 2012	215,000	206,455
Bank of New York Mellon Corp. (The)
sr. unsec. unsub. notes Ser. G, 4.95s, 2012	245,000	244,288
BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 3.283s, 2027	465,000	367,408
Barclays Bank PLC unsec. FRN 3 1/8s,
2049 (United Kingdom)	500,000	317,500
Barclays Bank PLC 144A sub. bonds FRB
7.7s, 2049 (United Kingdom)	130,000	131,094
Bear Stearns Cos., Inc. (The) notes Ser.
MTN, 6.95s, 2012	700,000	727,840
Bear Stearns Cos., Inc. (The) sr. notes
6.4s, 2017	455,000	450,863
Bosphorus Financial Services, Ltd. 144A
sec. sr. notes FRN 4.476s, 2012
(Cayman Islands)	848,438	818,415
Capital One Capital III company guaranty
7.686s, 2036	475,000	380,068
Capital One Financial Corp. sr. unsec.
unsub. notes FRN Ser. MTN, 2.976s, 2009	90,000	84,006
Chubb Corp. (The) sr. notes 6 1/2s, 2038	235,000	224,565
Chubb Corp. (The) sr. notes 5 3/4s, 2018	155,000	150,228
CIT Group, Inc. jr. sub. FRN 6.1s, 2067	825,000	407,344
CIT Group, Inc. sr. notes 5.4s, 2013	60,000	45,618
CIT Group, Inc. sr. notes 5s, 2014	645,000	463,164
Citigroup, Inc. sr. unsec. bonds
6 7/8s, 2038	280,000	271,174
Citigroup, Inc. sr. unsec. notes
6 1/8s, 2018	1,895,000	1,813,452
Citigroup, Inc. sub. notes 5s, 2014 (S)	530,000	490,867
CNA Financial Corp. unsec. notes
6 1/2s, 2016	305,000	293,982
CNA Financial Corp. unsec. notes 6s, 2011	305,000	306,333
Credit Suisse Guernsey Ltd. jr. sub. FRN
5.86s, 2049 (Guernsey)	576,000	480,181
Deutsche Bank AG/London notes 4 7/8s,
2013 (Germany)	525,000	516,447
Deutsche Bank Capital Funding Trust VII
144A FRB 5.628s, 2049	495,000	417,085
Developers Diversified Realty Corp. unsec.
notes 5 3/8s, 2012 (R)	160,000	150,102
Dresdner Funding Trust I 144A bonds
8.151s, 2031	575,000	479,819
Duke Realty LP sr. unsec. notes
6 1/2s, 2018	185,000	176,162
Duke Realty LP sr. unsec. notes
6 1/4s, 2013 (R)	115,000	113,850
Equity One, Inc. notes 5 3/8s, 2015 (R)	290,000	256,375

CORPORATE BONDS AND NOTES (23.9%)* continued

Principal amount		Value

Financial continued
Erac USA Finance Co. 144A company
guaranty 6 3/8s, 2017	$450,000	$402,120
Fleet Capital Trust V bank guaranty FRN
3.764s, 2028	675,000	554,857
Fund American Cos., Inc. notes
5 7/8s, 2013	650,000	630,861
GATX Financial Corp. notes 5.8s, 2016	235,000	225,436
General Electric Capital Corp. sr. unsec.
5 5/8s, 2017	1,425,000	1,393,550
General Electric Capital Corp. sr. unsec.
notes 5 7/8s, 2038	1,920,000	1,740,035
General Electric Capital Corp. sub. notes
FRN 6 3/8s, 2067	565,000	534,382
Genworth Life Institutional Funding Trust
notes Ser. MTN, 5 7/8s, 2013	410,000	408,863
GMAC, LLC sr. unsec. unsub. notes
7s, 2012	380,000	265,441
GMAC, LLC sr. unsec. unsub. notes FRN
3.926s, 2009	1,110,000	1,043,699
Goldman Sachs Group, Inc (The) sr. unsec.
6.15s, 2018	230,000	223,137
Goldman Sachs Group, Inc. (The) sr. notes
5.45s, 2012	500,000	503,023
Goldman Sachs Group, Inc. (The) sub.
notes 6 3/4s, 2037	1,215,000	1,124,805
Hartford Financial Services
Group, Inc. (The) jr. sub. debs. FRB
8 1/8s, 2068	600,000	587,326
Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017	320,000	275,391
Health Care REIT, Inc. sr. notes
6s, 2013 (R)	160,000	149,272
Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 (R)	410,000	354,094
Hospitality Properties Trust notes
6 3/4s, 2013 (R)	325,000	308,722
HRPT Properties Trust bonds
5 3/4s, 2014 (R)	220,000	204,680
HRPT Properties Trust notes
6 1/4s, 2016 (R)	245,000	224,896
HSBC Finance Capital Trust IX FRN
5.911s, 2035	1,400,000	1,122,310
HSBC Holdings PLC sub. notes
6 1/2s, 2037 (United Kingdom)	1,360,000	1,239,754
ILFC E-Capital Trust II 144A FRB
6 1/4s, 2065	1,060,000	872,207
iStar Financial, Inc. sr. unsec. notes
5 7/8s, 2016 (R)	705,000	555,417
iStar Financial, Inc. sr. unsec. notes Ser. B,
4 7/8s, 2009 (R)	335,000	321,600
JPMorgan Chase & Co. notes 6.4s, 2038	250,000	231,884
JPMorgan Chase & Co. sr. notes
6s, 2018 (S)	1,090,000	1,061,815

261

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (23.9%)* continued

Principal amount		Value

Financial continued
JPMorgan Chase Bank NA sub. notes
6s, 2017	$405,000	$393,434
JPMorgan Chase Capital XVIII bonds
Ser. R, 6.95s, 2036	337,000	310,850
JPMorgan Chase Capital XXV bonds
6.8s, 2037	365,000	327,619
KeyCorp MTN sr. unsec. notes
6 1/2s, 2013	155,000	138,393
Lehman Brothers Holdings, Inc. sr. unsec.
notes Ser. MTN, 5s, 2011	550,000	533,304
Lehman Brothers Holdings, Inc. sub. notes
7 1/2s, 2038	2,005,000	1,855,132
Lehman Brothers Holdings, Inc. sub. notes
6 3/4s, 2017	1,335,000	1,254,132
Lehman Brothers Holdings, Inc. sub. notes
5 3/4s, 2017	700,000	617,727
Liberty Mutual Insurance 144A notes
7.697s, 2097	900,000	763,621
Lincoln National Corp. jr. unsec. sub. deb.
FRB 7s, 2066	320,000	291,477
Lincoln National Corp. sr. unsec. notes
6.3s, 2037	190,000	178,696
Loews Corp. notes 5 1/4s, 2016	210,000	203,144
Marsh & McLennan Cos., Inc. sr. unsec.
notes 6 1/4s, 2012	655,000	671,488
Marsh & McLennan Cos., Inc. sr. unsec.
notes 5 3/8s, 2014	395,000	383,478
Merrill Lynch & Co., Inc. notes 5.45s, 2013	795,000	746,107
Merrill Lynch & Co., Inc. notes Ser. MTN,
6.15s, 2013	605,000	586,367
Merrill Lynch & Co., Inc. notes FRN Ser.
MTN, 3.12s, 2011	340,000	310,160
Merrill Lynch & Co., Inc. sub. 7 3/4s, 2038	1,055,000	989,036
MetLife Capital Trust IV jr. sub. debs.
7 7/8s, 2067	1,500,000	1,469,982
Monumental Global Funding, Ltd. 144A
notes 5 1/2s, 2013 (Cayman Islands)	335,000	335,166
Morgan Stanley sr. unsec. notes
6 5/8s, 2018	1,135,000	1,080,501
Nationwide Financial Services, Inc. notes
5 5/8s, 2015	235,000	232,383
Nationwide Health Properties, Inc. notes
6 1/2s,2011 (R)	270,000	273,426
Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 (R)	445,000	435,652
Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	205,000	205,398
Nuveen Investments, Inc. sr. notes
5 1/2s, 2015	205,000	146,575
OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	515,000	538,144
Pacific Life Global Funding 144A notes
5.15s, 2013	320,000	316,776
ProLogis Trust sec. notes 6 5/8s, 2018	110,000	106,467

CORPORATE BONDS AND NOTES (23.9%)* continued

Principal amount		Value

Financial continued
ProLogis Trust sr. notes 5 3/4s, 2016 (R)	$155,000	$145,978
Protective Life Secured Trusts sr. sec.
notes 5.45s, 2012	220,000	218,348
Prudential Financial, Inc. notes Ser. MTN,
6s, 2017	340,000	329,757
Prudential Holdings LLC 144A bonds
8.695s, 2023	650,000	755,957
Regency Centers LP sr. unsec.
5 7/8s, 2017	265,000	245,268
Rouse Co LP/TRC Co-Issuer Inc. 144A
sr. notes 6 3/4s, 2013 (R)	285,000	256,793
Rouse Co. (The) notes 7.2s, 2012 (R)	270,000	248,061
Royal Bank of Scotland Group PLC jr. sub.
notes FRN Ser. MTN, 7.64s, 2049
(United Kingdom) (S)	300,000	273,403
Simon Property Group LP sr. unsec. notes
6 1/8s, 2018	370,000	355,227
Simon Property Group LP unsub. bonds
5 3/4s, 2015 (R)	153,000	148,489
SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	525,000	485,787
Sovereign Bancorp, Inc. sr. notes
4.8s, 2010	295,000	261,790
Sovereign Bank sub. notes 8 3/4s, 2018	700,000	705,606
State Street Capital Trust IV company
guaranty jr. unsec. sub. bond FRB
3.776s, 2037	200,000	153,548
Swiss Re Capital I LP 144A company
guaranty FRN 6.854s, 2049
(United Kingdom)	355,000	322,211
Travelers Cos., Inc. (The) sr. unsec. notes
6 1/4s, 2037	295,000	271,833
Travelers Cos., Inc. (The) sr. unsec. notes
5.8s, 2018	120,000	116,652
Unitrin, Inc. sr. notes 6s, 2017	300,000	269,901
Wachovia Bank NA sr. unsec. sub. notes
6.6s, 2038	285,000	248,346
Wachovia Bank NA sub. notes Ser. BKNT,
6s, 2017	930,000	868,379
Wachovia Corp. sr. unsec. notes Ser. MTN,
5 1/2s, 2013	50,000	47,855
Washington Mutual Bank/Henderson NV
sub. notes Ser. BKNT, 5.95s, 2013	425,000	352,750
Wells Fargo & Co. FRN 7.7s, 2049	232,000	230,619
Wells Fargo & Co. sr. notes 4 3/8s, 2013 (S)	870,000	842,427
Westfield Group sr. notes 5.7s,
2016 (Australia)	365,000	340,850
Westpac Capital Trust III 144A sub. notes
FRN 5.819s, 2049 (Australia)	645,000	594,690
Willis Group North America, Inc.
company guaranty 6.2s, 2017	245,000	216,493
ZFS Finance USA Trust I 144A bonds FRB
6 1/2s, 2037	865,000	762,169
		56,657,926

262

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (23.9%)* continued

Principal amount		Value

Health Care (0.8%)
Aetna, Inc. sr. unsec. unsub. notes
6 3/4s, 2037	$2,050,000	$1,941,594
AstraZeneca PLC sr. unsub. notes
5.9s, 2017 (United Kingdom) (S)	730,000	748,250
GlaxoSmith Kline Capital Inc, company
guaranty sr. notes 5.65s, 2018	440,000	438,320
Hospira, Inc. sr. notes 6.05s, 2017	230,000	221,965
Hospira, Inc. sr. notes 5.55s, 2012	320,000	314,378
UnitedHealth Group, Inc. bonds
6 7/8s, 2038	150,000	141,799
UnitedHealth Group, Inc. sr. unsec. notes
6s, 2018 (S)	215,000	207,977
UnitedHealth Group, Inc. sr. unsec. notes
5 1/2s, 2012	305,000	299,307
Ventas Realty LP/Capital Corp. sr. notes
6 3/4s, 2017 (R)	190,000	182,400
		4,495,990

Technology (0.7%)
Tyco Electronics Group SA company
guaranty 6.55s, 2017 (Luxembourg)	465,000	469,518
Arrow Electronics, Inc. debs. 7 1/2s, 2027	315,000	310,959
Avnet, Inc. notes 6s, 2015	310,000	300,518
Fiserv, Inc. sr. unsec. unsub. notes
company guaranty 6.8s, 2017	305,000	308,548
Fiserv, Inc. sr. unsec. unsub. notes
company guaranty 6 1/8s, 2012	305,000	306,541
IBM Corp. sr. unsec. notes 5.7s, 2017	740,000	750,467
Lexmark International Inc, sr. unsec. notes
5.9s, 2013	405,000	398,707
Motorola, Inc. sr. unsec. notes 6 5/8s, 2037	430,000	338,284
Motorola, Inc. sr. unsec. notes 6s, 2017	215,000	187,931
Xerox Corp. sr. notes 6.4s, 2016	445,000	444,199
Xerox Corp. sr. unsec. notes 6.35s, 2018	85,000	83,904
		3,899,576

Transportation (0.7%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	40,000	34,400
American Airlines, Inc. pass-through
certificates Ser. 01-2, 7.858s, 2011	215,000	206,400
Canadian National Railway Co. sr. unsec.
unsub. notes 5.55s, 2018 (Canada)	240,000	236,796
Continental Airlines, Inc. pass-through
certificates Ser. 98-3, 6.32s, 2008	1,205,000	1,195,963
Delta Air Lines, Inc. pass-through
certificates 6.821s, 2022	364,815	308,268
Norfolk Southern Corp. 144A sr. unsec.
5 3/4s, 2018	280,000	275,573
Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	616,041	523,635
Southwest Airlines Co. pass-through
certificates 6.15s, 2022 (S)	343,937	325,833

CORPORATE BONDS AND NOTES (23.9%)* continued

Principal amount		Value

Transportation continued
Union Pacific Corp. sr. unsec. bond
5.7s, 2018	$50,000	$48,647
Union Pacific Corp. sr. unsub. notes
5 3/4s, 2017	205,000	201,639
Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	295,000	286,929
United AirLines, Inc. pass-through
certificates 6.636s, 2022	282,117	232,919
		3,877,002

Utilities & Power (3.8%)
AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013	330,000	325,503
American Water Capital Corp. sr. unsec.
bond 6.593s, 2037	185,000	170,711
American Water Capital Corp. sr. unsec.
bond 6.085s, 2017	205,000	196,637
Appalachian Power Co. sr. notes
5.8s, 2035	255,000	217,062
Arizona Public Services Co. notes
6 1/2s, 2012	435,000	438,661
Atmos Energy Corp. sr. unsub. notes
6.35s, 2017	370,000	365,572
Beaver Valley II Funding debs. 9s, 2017	548,000	590,267
Boardwalk Pipelines LP company guaranty
5 7/8s, 2016	680,000	654,506
Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	950,000	951,598
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	515,000	543,016
CMS Energy Corp. unsub. notes
6.55s, 2017	20,000	19,050
Commonwealth Edison Co. 1st mtge.
6.15s, 2017	105,000	105,496
Commonwealth Edison Co. 1st mtge.
5.9s, 2036	470,000	424,338
Commonwealth Edison Co. 1st mtge. sec.
bond 5.8s, 2018	80,000	78,094
Consumers Energy Co. 1st mtge. sec.
bond 5.65s, 2018	45,000	44,547
Dayton Power & Light Co. (The) 1st mtge.
5 1/8s, 2013	296,000	298,262
Dominion Resources, Inc. jr. sub. notes
FRN 6.3s, 2066	1,375,000	1,258,473
Duke Energy Carolinas LLC 1st mtge. sec.
bond 6.05s, 2038	255,000	250,870
Duke Energy Corp. sr. unsec. notes
6 1/4s, 2018	490,000	493,201
E.ON International Finance BV 144A notes
5.8s, 2018 (Netherlands)	530,000	519,934
Entergy Gulf States, Inc. 1st mtge.
5 1/4s, 2015	410,000	386,639
Florida Power Corp. 1st mtge. 6.35s, 2037	415,000	421,444

263

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (23.9%)* continued

Principal amount		Value

Utilities & Power continued
Florida Power Corp. 1st mtge. sec. bond
6.4s, 2038	$330,000	$335,167
Indianapolis Power & Light 144A 1st mtge.
6.3s, 2013	230,000	237,071
Indiantown Cogeneration LP 1st mtge.
Ser. A-10, 9.77s, 2020	320,000	351,286
ITC Holdings Corp. 144A notes
5 7/8s, 2016	450,000	437,012
ITC Holdings Corp. 144A sr. unsec. notes
6.05s, 2018	140,000	134,749
Kansas Gas & Electric bonds 5.647s, 2021	147,472	140,070
Kinder Morgan, Inc. notes 6s, 2017	230,000	226,951
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	232,000	228,230
MidAmerican Energy Holdings Co. bonds
6 1/8s, 2036	890,000	854,636
MidAmerican Energy Holdings Co.
sr. unsec. bond 6 1/2s, 2037	215,000	217,144
National Fuel Gas Co. notes 5 1/4s, 2013	270,000	261,388
Nevada Power Co. general ref. mtge.
Ser. L, 5 7/8s, 2015	185,000	184,668
Northwest Pipeline Corp. sr. unsec. notes
5.95s, 2017	90,000	87,075
Northwestern Corp. sec. notes
5 7/8s, 2014	450,000	442,902
Oncor Electric Delivery Co. debs. 7s, 2022	245,000	238,903
Oncor Electric Delivery Co. sec. notes
7 1/4s, 2033	375,000	369,370
Pacific Gas & Electric Co. sr. unsec. notes
6.35s, 2038	155,000	155,018
Pacific Gas & Electric Co. sr. unsub.
5.8s, 2037 (S)	320,000	301,745
PacifiCorp Sinking Fund 1st mtge.
6 1/4s, 2037	205,000	202,722
Potomac Edison Co. 144A 1st mtge.
5.8s, 2016	450,000	441,827
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	356,713	364,932
PPL Energy Supply LLC bonds Ser. A,
5.7s, 2015	265,000	248,759
Public Service Co. of Colorado sr. notes
Ser. A, 6 7/8s, 2009	390,000	400,355
Public Service Co. of New Mexico sr. notes
4.4s, 2008	270,000	269,718
Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	480,000	415,200
Rockies Express Pipeline, LLC 144A
sr. notes 7 1/2s, 2038	695,000	707,614
Rockies Express Pipeline, LLC 144A
sr. notes 6.85s, 2018	100,000	101,070
Sierra Pacific Power Co. general ref. mtge.
Ser. P, 6 3/4s, 2037 (S)	735,000	718,284
Southern California Edison Co. 1st mtge.
Ser. 06-E, 5.55s, 2037 (S)	410,000	383,186

CORPORATE BONDS AND NOTES (23.9%)* continued

Principal amount		Value

Utilities & Power continued
Southern California Edison Co. notes
6.65s, 2029	$515,000	$528,827
Southern Natural Gas. Co. 144A notes
5.9s, 2017	185,000	179,691
Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	50,000	48,741
Spectra Energy Capital, LLC sr. notes
8s, 2019	325,000	362,295
Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes 7.2s, 2011	465,000	483,297
TEPPCO Partners LP company guaranty
FRB 7s, 2067	240,000	207,942
TransAlta Corp. notes 5 3/4s, 2013
(Canada)	275,000	268,275
TransAlta Corp. sr. unsec. notes 6.65s,
2018 (Canada)	290,000	284,274
TransCanada Pipelines, Ltd. jr. sub. FRN
6.35s, 2067 (Canada)	210,000	181,329
TransCanada Pipelines, Ltd. sr. unsec.
6.2s, 2037 (Canada)	360,000	329,997
Union Electric Co. 1st mtge. sr. sec. bond
6.7s, 2019	260,000	263,276
West Penn Power Co. 1st mtge.
5.95s, 2017	395,000	392,714
Westar Energy, Inc. 1st mtge. 5.15s, 2017	45,000	42,119
Westar Energy, Inc. 1st mtge. 5.1s, 2020	330,000	298,797
		22,082,507

Total corporate bonds and notes (cost $147,606,539)		$140,386,762

ASSET-BACKED SECURITIES (11.1%)*

Principal amount		Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 3.173s, 2035	$141,000	$70,500
FRB Ser. 05-4, Class A2C, 2.693s, 2035	122,000	109,800
Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
2.633s, 2036	307,000	178,060
FRB Ser. 06-HE3, Class A2C,
2.633s, 2036	418,000	328,103
Advanta Business Card Master Trust FRB
Ser. 04-C1, Class C, 3.532s, 2013	373,000	332,653
Aegis Asset Backed Securities Trust 144A
Ser. 04-6N, Class Note, 4 3/4s, 2035	26,758	3
AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 2.893s, 2029	1,121,339	762,847
American Express Credit Account Master
Trust 144A Ser. 04-C, Class C, 2.971s, 2012	182,670	175,248
Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10,
4.983s, 2036	388,000	19,710
FRB Ser. 03-8, Class M2, 4.233s, 2033	198,552	43,681

264

Putnam VT Income Fund

ASSET-BACKED SECURITIES (11.1%)* continued

Principal amount		Value

AMP CMBS 144A FRB Ser. 06-1A,
Class A, 3.526s, 2047 (Cayman Islands) (F)	$790,000	$373,726
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	622,000	515,372
Ser. 04-1A, Class E, 6.42s, 2039	495,418	361,151
Argent Securities, Inc.
FRB Ser. 03-W3, Class M3,
4.753s, 2033	22,214	3,110
FRB Ser. 06-W4, Class A2C,
2.643s, 2036	743,000	523,815
Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2,
3.483s, 2033	222,553	115,728
FRB Ser. 05-WMC1, Class M1,
2.923s, 2035	177,000	122,130
Asset Backed Funding Corp. NIM Trust
144A FRB Ser. 05-OPT1, Class B1,
4.983s, 2035	176,000	18,074
Asset Backed Securities Corp. Home Equity
Loan Trust
FRB Ser. 06-HE2, Class A3,
2.673s, 2036	162,230	140,990
FRB Ser. 06-HE4, Class A5,
2.643s, 2036	551,000	413,250
FRB Ser. 06-HE7, Class A4,
2.623s, 2036	217,000	156,240
Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 3.182s, 2033	405,162	360,595
Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014	173,000	168,296
Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 2.983s, 2039	2,360,897	2,006,755
FRB Ser. 04-D, Class A, 2.873s, 2044	519,314	358,326
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M,
3.833s, 2038	361,500	275,644
FRB Ser. 03-SSRA, Class A,
3.183s, 2038	358,569	298,508
FRB Ser. 04-SSRA, Class A1,
3.083s, 2039	310,656	238,428
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9,
4.483s, 2035 (F)	301,000	6,015
FRB Ser. 06-PC1, Class M9,
4.233s, 2035	178,000	13,403
FRB Ser. 05-HE1, Class M3,
3.413s, 2035	198,000	65,340
FRB Ser. 03-3, Class A2, 3.073s, 2043	809,464	717,509
FRB Ser. 05-3, Class A1, 2.933s, 2035	181,585	151,823
Bear Stearns Asset Backed Securities, Inc.
144A FRB Ser. 06-HE2, Class M10,
4.733s, 2036	106,000	8,191
Capital Auto Receivables Asset Trust 144A
Ser. 05-1, Class D, 6 1/2s, 2011	582,000	559,561

ASSET-BACKED SECURITIES (11.1%)* continued

Principal amount		Value

Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 3.551s, 2010	$860,000	$859,448
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 2.903s, 2035	133,073	87,666
Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	2,146,419	177,509
Ser. 00-4, Class A6, 8.31s, 2032	2,849,691	2,397,302
Ser. 00-5, Class A6, 7.96s, 2032	1,491,959	1,180,885
Ser. 01-4, Class A4, 7.36s, 2033	2,064,003	1,939,337
Ser. 00-6, Class A5, 7.27s, 2031	384,052	349,564
Ser. 01-1, Class A5, 6.99s, 2032	4,051,628	3,743,222
Ser. 01-3, Class A4, 6.91s, 2033	2,209,563	2,077,652
Ser. 02-1, Class A, 6.681s, 2033	1,989,215	1,955,649
Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1,
3.003s, 2035	134,000	88,440
FRB Ser. 04-6, Class 2A5, 2.873s, 2034	338,482	267,401
FRB Ser. 05-14, Class 3A2,
2.723s, 2036	80,769	71,884
Credit-Based Asset Servicing and
Securitization 144A Ser. 06-MH1,
Class B1, 6 1/4s, 2036	137,000	101,421
Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038 (Cayman Islands)	716,000	501,200
CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s, 2034	55,155	4,412
DB Master Finance, LLC 144A Ser. 06-1,
Class M1, 8.285s, 2031	155,000	133,965
Equifirst Mortgage Loan Trust FRB
Ser. 05-1, Class M5, 3.153s, 2035	81,000	20,250
Fieldstone Mortgage Investment Corp.
FRB Ser. 05-1, Class M3, 3.023s, 2035	286,000	251,680
First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
2.633s, 2036	493,000	417,681
First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	106,244	103,048
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 2.813s, 2036	685,000	472,787
FRB Ser. 06-2, Class 2A3, 2.653s, 2036	1,287,000	984,555
GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 3.783s, 2019	513,000	402,705
Ser. 04-1A, Class B, 3.333s, 2018	28,439	26,306
Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012	814,000	760,916
GEBL 144A
Ser. 04-2, Class D, 5.221s, 2032	256,502	130,816
Ser. 04-2, Class C, 3.321s, 2032 (F)	191,855	128,457
Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2030	5,805,516	4,940,494
Ser. 97-2, Class A7, 7.62s, 2028	125,456	130,550
Ser. 97-6, Class A9, 7.55s, 2029	278,284	261,169
Ser. 97-4, Class A7, 7.36s, 2029	204,802	196,425

265

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ASSET-BACKED SECURITIES (11.1%)* continued

Principal amount		Value

Green Tree Financial Corp.
Ser. 97-3, Class A5, 7.14s, 2028	$166,798	$170,234
Ser. 97-6, Class A8, 7.07s, 2029	96,461	95,979
Ser. 98-4, Class A7, 6.87s, 2030	117,589	117,001
Ser. 97-7, Class A8, 6.86s, 2029	131,481	124,657
Ser. 99-3, Class A6, 6 1/2s, 2031	121,379	117,738
Ser. 98-6, Class A7, 6.45s, 2030	152,496	154,450
Ser. 99-1, Class A6, 6.37s, 2025	408,000	402,288
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	1,578,112	1,341,395
Ser. 99-5, Class M1A, 8.3s, 2026	197,000	177,458
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	513,948	513,383
GSAMP Trust FRB Ser. 06-HE5, Class A2C,
2.633s, 2036	1,916,000	1,230,959
Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 4.033s, 2030
(Cayman Islands)	400,000	224,000
FRB Ser. 05-1A, Class D, 4.013s, 2030
(Cayman Islands)	180,084	142,266
High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 3.258s, 2036
(Cayman Islands)	855,381	470,460
Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 2.813s, 2036	345,000	224,250
Hyundai Auto Receivables Trust Ser. 04-A,
Class D, 4.1s, 2011	21,713	21,621
JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11,
4.733s, 2035	268,000	18,760
FRB Ser. 06-FRE1, Class A4,
2.773s, 2035	291,000	199,335
Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	4,570,358	3,874,091
IFB Ser. 07-3, Class 4B, IO,
4.298s, 2037	1,793,828	141,256
FRB Ser. 07-6, Class 2A1, 2.693s, 2037	3,546,974	2,559,851
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 5.481s,
2036 (Cayman Islands) (F)	1,280,000	639,533
FRB Ser. 02-1A, Class FFL, 5.231s,
2037 (Cayman Islands)	2,075,000	975,250
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 3.103s, 2035	226,000	94,920
FRB Ser. 06-4, Class 2A4, 2.743s, 2036	331,000	164,400
FRB Ser. 06-1, Class 2A3, 2.673s, 2036	587,000	496,015
Madison Avenue Manufactured
Housing Contract
FRB Ser. 02-A, Class B1, 5.733s, 2032	1,626,445	1,171,040
Ser. 02-A IO, 0.3s, 2032	49,221,838	615,273

ASSET-BACKED SECURITIES (11.1%)* continued

Principal amount		Value

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	$35,910	$35,305
Ser. 04-2A, Class D, 5.389s, 2026	36,506	35,855
Ser. 04-2A, Class C, 4.741s, 2026	36,177	35,773
FRB Ser. 02-1A, Class A1, 3.182s, 2024	360,605	338,814
MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 2.633s, 2036	174,000	123,350
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	203,653	170,113
Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5,
3.163s, 2035	141,000	42,300
FRB Ser. 05-HE1, Class M3,
3.003s, 2034	141,000	63,450
FRB Ser. 06-NC4, Class M2,
2.783s, 2036	198,000	19,800
N-Star Real Estate CDO, Ltd. 144A FRB
Ser. 04-2A, Class C1, 4.483s, 2039
(Cayman Islands)	500,000	412,500
Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 3.166s, 2015
(Cayman Islands)	173,050	168,862
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	79,675	71,891
Ser. 04-B, Class C, 3.93s, 2012	84,585	76,730
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	664,917	571,829
FRB Ser. 03-4, Class M3, 4.533s, 2033	12,248	980
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 2.643s, 2036	410,000	357,479
FRB Ser. 06-2, Class A2C, 2.633s, 2036	410,000	309,426
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	570,485	441,441
Ser. 00-D, Class A3, 6.99s, 2022	16,515	15,881
Ser. 01-D, Class A3, 5.9s, 2022	62,236	45,432
Ser. 02-C, Class A1, 5.41s, 2032 (F)	1,580,128	1,329,150
Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	174,505	142,605
Ser. 01-B, Class A3, 6.535s, 2023	61,518	51,774
Ocean Star PLC 144A
FRB Ser. 04, Class D, 5.016s,
2018 (Ireland)	273,000	243,243
FRB Ser. 05-A, Class D, 4.216s,
2012 (Ireland)	300,000	240,000
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 4.983s, 2035	93,000	10,230
Origen Manufactured Housing Ser. 04-B,
Class A2, 3.79s, 2017	54,343	52,637
Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 3.313s, 2036	92,000	25,760
Park Place Securities, Inc. 144A FRB
Ser. 04-MHQ1, Class M10, 4.983s, 2034	87,646	5,259

266

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ASSET-BACKED SECURITIES (11.1%)* continued

Principal amount		Value

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1, Class 1A2,
2.613s, 2036	$639,000	$511,200
Permanent Financing PLC FRB Ser. 3,
Class 3C, 3.846s, 2042 (United Kingdom)	580,000	574,578
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2,
2.673s, 2036	621,285	535,985
FRB Ser. 07-RZ1, Class A2,
2.643s, 2037	640,000	470,466
Residential Asset Securities Corp. FRB
Ser. 05-EMX1, Class M2, 3.213s, 2035	321,000	128,400
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 5.233s, 2035	371,000	7,420
Ser. 04-NT, Class Note, 4 1/2s, 2034
(In default) †	37,676	2,261
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †	7,356	3
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands) (In default) †	98,270	10
Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 3.133s, 2035	141,000	42,300
FRB Ser. 07-NC2, Class A2B,
2.623s, 2037	602,000	406,350
SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO,
2.693s, 2036	704,000	331,232
FRB Ser. 06-FRE1, Class A2B,
2.663s, 2036	325,000	227,500
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
2.653s, 2036	333,000	258,075
FRB Ser. 06-3, Class A3, 2.643s, 2036	1,927,000	1,523,839
Soundview Home Equity Loan Trust 144A
FRB Ser. 05-CTX1, Class B1, 4.983s, 2035	202,000	12,120
South Coast Funding 144A FRB Ser. 3A,
Class A2, 3.916s, 2038 (Cayman Islands)	235,000	1,175
Structured Asset Investment Loan Trust
FRB Ser. 06-BNC2, Class A6, 2.743s, 2036	331,000	160,245
Structured Asset Investment Loan Trust
144A FRB Ser. 05-HE3, Class M11,
4.983s, 2035	420,000	8,919
Structured Asset Receivables Trust 144A
FRB Ser. 05-1, 3.318s, 2015	2,121,507	1,974,991
TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	718,000	397,908
Wells Fargo Home Equity Trust FRB
Ser. 07-1, Class A3, 2.803s, 2037	146,000	72,403
WFS Financial Owner Trust Ser. 05-1,
Class D, 4.09s, 2012	28,782	28,574
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3, 3.82s, 2044
(United Kingdom)	244,291	176,256

Total asset-backed securities (cost $81,765,237)		$64,925,323

PURCHASED OPTIONS OUTSTANDING (3.5%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a fixed
rate of 5.37% versus
the three month
USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.370	$45,696,000	$2,542,068
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.355%
versus the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	45,696,000	2,510,538
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 5.355%
versus the three month
USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.355	45,696,000	2,510,538
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.355% versus
the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	45,696,000	1,282,687
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to pay a fixed rate
of 5.37% versus the three
month USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.370	45,696,000	1,262,580
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate
of 5.355% versus the three
month USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.355	45,696,000	1,282,687

267

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PURCHASED OPTIONS OUTSTANDING (3.5%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate
of 5.03% versus the three
month USD-LIBOR-BBA
maturing on
February 16, 2020.	Feb-10/5.030	$33,440,000	$1,432,570
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.03% versus
the three month
USD-LIBOR-BBA
maturing on
February 16, 2020.	Feb-10/5.030	33,440,000	1,420,531
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 5.325%
versus the three month
USD-LIBOR-BBA
maturing April 8, 2019.	Apr-09/5.325	23,109,000	1,205,597
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.315%
versus the three month
USD-LIBOR-BBA
maturing on
April 8, 2019.	Apr-09/5.315	23,109,000	1,193,580
Option on an interest
rate swap with
Deutschbank for the
right to receive a fixed
rate of 5.385% versus
the three month
USD-LIBOR-BBA
maturing April 16, 2019.	Apr-09/5.385	18,711,000	1,035,841
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a fixed
rate of 5.315% versus
the three month
USD-LIBOR-BBA
maturing
February 7, 2023.	Feb-13/5.315	17,706,000	989,942

PURCHASED OPTIONS OUTSTANDING (3.5%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to pay a fixed rate
of 5.315% versus
the three month
USD-LIBOR-BBA
maturing
February 7, 2023.	Feb-13/5.315	$17,706,000	$924,784
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.315% versus
the three month
USD-LIBOR-BBA
maturing on
April 8, 2019.	Apr-09/5.315	23,109,000	415,038
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.325% versus
the three month
USD-LIBOR-BBA
maturing April 8, 2019.	Apr-09/5.325	23,109,000	409,029
Option on an interest
rate swap with
Deutschbank for the
right to pay a fixed rate
of 5.385% versus the three
month USD-LIBOR-BBA
maturing
April 16, 2019.	Apr-09/5.385	18,711,000	312,099

Total purchased options outstanding (cost $18,703,768)			$20,730,109

SENIOR LOANS (1.0%)* (c)

	Principal amount	Value

Basic Materials (0.1%)
Aleris International, Inc. bank term loan
FRN Ser. B, 4.563s, 2013	$85,783	$74,095
Georgia-Pacific, LLC bank term loan FRN
Ser. B, 4.449s, 2013	128,342	121,002
Momentive Performance Materials, Inc.
bank term loan FRN 4 3/4s, 2013	127,301	116,226
NewPage Holding Corp. bank term loan
FRN 6.563s, 2014	128,355	127,296
		438,619

Capital Goods (0.1%)
Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN 2.1s, 2014	6,909	6,473
Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN Ser. B, 4.801s, 2014	118,267	110,802

268

Putnam VT Income Fund

SENIOR LOANS (1.0%)* (c) continued

Principal amount		Value

Capital Goods continued
Polypore, Inc. bank term loan FRN Ser. B,
4.74s, 2014	$128,352	$122,897
Sequa Corp. bank term loan FRN
6.025s, 2014	221,389	210,458
Wesco Aircraft Hardware Corp. bank
term loan FRN 5.06s, 2013	129,000	124,888
		575,518

Communication Services (0.2%)
Cricket Communications, Inc. bank term
loan FRN Ser. B, 6 1/2s, 2013	128,345	126,277
Crown Castle International Corp. bank
term loan FRN 4.301s, 2014	63,678	60,560
Intelsat Corp. bank term loan FRN
Ser. B2, 5.184s, 2011	42,887	40,653
Intelsat Corp. bank term loan FRN
Ser. B2-A, 5.184s, 2013	42,900	40,665
Intelsat Corp. bank term loan FRN
Ser. B2-C, 5.184s, 2013	42,887	40,653
Level 3 Communications, Inc. bank term
loan FRN 4.893s, 2014	129,000	118,970
MetroPCS Wireless, Inc. bank term loan
FRN 4.989s, 2013	128,347	122,511
PAETEC Holding Corp. bank term loan
FRN Ser. B1, 4.983s, 2013	125,798	120,137
Time Warner Telecom, Inc. bank term loan
FRN Ser. B, 4.49s, 2013	128,348	122,733
West Corp. bank term loan FRN
5.092s, 2013	128,674	117,645
		910,804

Consumer Cyclicals (0.2%)
Allison Transmission bank term loan FRN
Ser. B, 5.333s, 2014	128,353	114,261
Aramark Corp. bank term loan FRN
4.83s, 2014	7,706	7,265
Aramark Corp. bank term loan FRN
Ser. B, 4.676s, 2014	121,294	114,361
Dana Corp. bank term loan FRN
6 3/4s, 2015	128,355	117,017
Goodman Global Holdings, Inc. bank
term loan FRN Ser. B, 7.502s, 2011	105,000	103,491
Goodyear Tire & Rubber Co. (The) bank
term loan FRN 4.54s, 2010	129,000	116,664
Harrah’s Operating Co., Inc. bank term
loan FRN Ser. B2, 5.919s, 2015	128,678	117,329
Lear Corp bank term loan FRN
5.133s, 2013	128,609	117,249
National Bedding Co. bank term loan
FRN 4.605s, 2011	55,859	44,687
Navistar Financial Corp. bank term loan
FRN 5.754s, 2012	34,400	32,465

SENIOR LOANS (1.0%)* (c) continued

Principal amount		Value

Consumer Cyclicals continued
Navistar International Corp. bank term
loan FRN 6.234s, 2012	$94,600	$89,279
Yankee Candle Co., Inc. bank term loan
FRN 4.805s, 2014	76,000	69,018
		1,043,086

Consumer Staples (0.2%)
Affinion Group, Inc. bank term loan
FRN Ser. B, 5.17s, 2013	129,000	124,270
Cablevision Systems Corp. bank term loan
FRN 4.225s, 2013	128,344	121,726
Charter Communications, Inc. bank term
loan FRN 4.9s, 2014	128,678	112,739
Cinemark USA, Inc. bank term loan FRN
4.482s, 2013	129,000	122,631
DirecTV Holdings, LLC bank term loan
FRN 5 1/4s, 2013	285,000	282,934
Idearc, Inc. bank term loan FRN Ser. B,
4.787s, 2014	128,674	102,582
Paxson Communications Corp. bank term
loan FRN Ser. B, 5.963s, 2012	215,000	172,000
Pinnacle Foods Holding Corp. bank term
loan FRN Ser. B, 5.37s, 2014	128,352	119,335
Spectrum Brands, Inc. bank term loan
FRN 2.309s, 2013	8,231	7,782
Spectrum Brands, Inc. bank term loan
FRN Ser. B1, 6.633s, 2013	120,440	114,217
Univision Communications, Inc. bank term
loan FRN Ser. B, 5.124s, 2014	129,000	105,748
VNU Group BV bank term loan FRN
Ser. B, 4.734s, 2013 (Netherlands)	128,674	119,781
		1,505,745

Financial (—%)
Lender Processing Services, Inc. bank term
loan FRN Ser. B, 5.188s, 2014	180,000	179,550

Health Care (0.1%)
Health Management Associates, Inc. bank
term loan FRN 4.551s, 2014	122,584	113,758
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 7.62s, 2014	8,247	7,800
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. B, 4.483s, 2014	89,376	84,535
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. DD, 4.483s, 2014	30,925	29,250
Sun Healthcare Group, Inc. bank term loan
FRN 2.596s, 2014	21,507	20,002
Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 4.789s, 2014	128,315	119,333
Sun Healthcare Group, Inc. bank term loan
FRN Ser. DD, 4.912s, 2014	13,289	12,358
		387,036

269

Putnam VT Income Fund

SENIOR LOANS (1.0%)* (c) continued

	Principal amount	Value

Technology (0.1%)
First Data Corp. bank term loan FRN
Ser. B1, 5.261s, 2014	$128,353	$117,652
Freescale Semiconductor, Inc. bank term
loan FRN Ser. B, 4.209s, 2013	84,571	76,346
SunGard Data Systems, Inc. bank term
loan FRN 4.508s, 2014	128,674	121,645
Travelport bank term loan FRN Ser. B,
4.733s, 2013	51,534	46,209
Travelport bank term loan FRN Ser. DD,
4.733s, 2013	77,076	69,215
		431,067

Utilities & Power (—%)
Energy Future Holdings Corp. bank term
loan FRN Ser. B2, 6.235s, 2014	128,677	118,990
NRG Energy, Inc. bank term loan FRN
4.346s, 2014	40,746	38,737
NRG Energy, Inc. bank term loan FRN
4.301s, 2014	83,183	79,082
		236,809

Total senior loans (cost $5,551,764)		$5,708,234

MUNICIPAL BONDS AND NOTES (0.2%)*

		Principal
	Rating**	amount	Value

MI Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A, 7.309s, 6/1/34	Baa3	$405,000	$371,316
Tobacco Settlement Fin. Auth. of
WVA Rev. Bonds, Ser. A,
7.467s, 6/1/47	Baa3	575,000	513,671

Total municipal bonds and notes (cost $979,957)			$884,987

SHORT-TERM INVESTMENTS (11.1%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities with
yields ranging from 2.00% to 3.75%
and due dates ranging from July 1,
2008 to August 19, 2008 (d)	$5,171,826	$5,262,689
U.S. Treasury Bills with yields
ranging from 1.470% to 1.995%,
September 18, 2008 #	9,306,000	9,275,792
Putnam Prime Money Market Fund (e)	50,369,484	50,369,484

Total short-term investments (cost $64,907,965)		$64,907,965

Total investments (cost $1,431,198,157)		$1,416,197,808
FUTURES CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar
90 day (Short)	199	$47,993,825	Jun-09	$348,221
Euro-Dollar
90 day (Short)	469	112,812,088	Sep-09	938,912
Euro-Dollar
90 day (Short)	551	132,150,463	Dec-09	1,192,389
Euro-Dollar
90 day (Short)	34	8,138,325	Mar-10	48,933
U.S. Treasury
Bond 20 yr (Long)	797	92,128,219	Sep-08	2,174,549
U.S. Treasury
Note 2 yr (Short)	4627	977,236,859	Sep-08	(2,527,570)
U.S. Treasury
Note 5 yr (Short)	2805	310,105,898	Sep-08	521,949
U.S. Treasury
Note 10 yr (Long)	3029	345,069,359	Sep-08	1,808,633

Total				$4,506,016

WRITTEN OPTIONS OUTSTANDING at 6/30/08
(premiums received $20,143,820) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.31%
versus the three month
USD-LIBOR-BBA maturing
on August 29, 2018.	$54,886,000	Aug-08/5.310	$2,699,294
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.31%
versus the three month
USD-LIBOR-BBA maturing
on August 29, 2018.	54,886,000	Aug-08/5.310	136,117
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.00% versus the three
month USD-LIBOR-BBA
maturing on
December 19, 2018.	36,793,000	Dec-08/5.000	1,256,481

270

Putnam VT Income Fund

WRITTEN OPTIONS OUTSTANDING at 6/30/08
(premiums received $20,143,820) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.00% versus the
three month USD-LIBOR-BBA
maturing on
December 19, 2018.	$36,793,000	Dec-08/5.000	$700,171
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.215% versus the three
month USD-LIBOR-BBA
maturing on February 18, 2020.	44,455,000	Feb-10/5.215	2,207,635
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.22% versus the three
month USD-LIBOR-BBA
maturing on February 24, 2020.	32,893,000	Feb-10/5.220	1,641,690
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 2.36%
versus the three month
USD-LIBOR-BBA maturing
September 22, 2010.	107,603,000	Sep-08/2.360	29,053
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 2.36%
versus the three month
USD-LIBOR-BBA maturing
September 22, 2010.	107,603,000	Sep-08/2.360	2,862,240
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.215% versus the
three month USD-LIBOR-BBA
maturing on February 18, 2020.	44,455,000	Feb-10/5.215	1,616,828
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.08% versus the three
month USD-LIBOR-BBA
maturing on February 24, 2020.	32,893,000	Feb-10/5.080	1,462,423
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.08% versus the
three month USD-LIBOR-BBA
maturing on February 24, 2020.	32,893,000	Feb-10/5.080	1,359,468

WRITTEN OPTIONS OUTSTANDING at 6/30/08
(premiums received $20,143,820) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.22% versus the
three month USD-LIBOR-BBA
maturing on February 24, 2020.	$32,893,000	Feb-10/5.220	$1,198,292
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 4.935%
versus the three month
USD-LIBOR-BB maturing
March 2, 2019.	18,405,000	Feb-09/4.935	615,831
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.51% versus the three
month USD-LIBOR-BBA
maturing on May 14, 2022.	9,347,000	May-12/5.510	592,039
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 4.935%
versus the three month
USD-LIBOR-BBA maturing
March 2, 2019.	18,405,000	Feb-09/4.935	495,095
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.51% versus the
three month USD-LIBOR-BBA
maturing on May 14, 2022.	9,347,000	May-12/5.510	408,744
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.515%
versus the three month
USD-LIBOR-BBA maturing on
May 14, 2022.	4,673,500	May-12/5.515	297,328
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.515%
versus the three month
USD-LIBOR-BBA maturing on
May 14, 2022.	4,673,500	May-12/5.515	203,811

271

Putnam VT Income Fund

WRITTEN OPTIONS OUTSTANDING at 6/30/08
(premiums received $20,143,820) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.52%
versus the three month
USD-LIBOR-BBA maturing on
May 14, 2022.	$1,869,500	May-12/5.520	$119,087
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.52%
versus the three month
USD-LIBOR-BBA maturing on
May 14, 2022.	1,869,500	May-12/5.520	81,192

Total			$19,982,819

TBA SALE COMMITMENTS OUTSTANDING at 6/30/08
(proceeds receivable $388,653,711) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, July 1, 2038	$27,000,000	7/14/08	$27,772,033
FNMA, 5 1/2s, July 1, 2038	288,000,000	7/14/08	283,770,000
FNMA, 5s, July 1, 2038	83,000,000	7/14/08	79,530,857

Total			$391,072,890

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$23,974,000	$—	1/28/24	3 month USD-LIBOR-BBA	5.2125%	$1,316,780

24,800,000	—	3/30/09	3.075%	3 month USD-LIBOR-BBA	(198,279)

25,143,000	—	5/23/10	3 month USD-LIBOR-BBA	3.155%	(145,017)

22,856,000	—	6/6/18	4.6675%	3 month USD-LIBOR-BBA	(22,304)

29,313,000	—	12/22/09	3.965%	3 month USD-LIBOR-BBA	(274,915)

35,700,000	—	1/14/10	3 month USD-LIBOR-BBA	4.106%	865,925

39,200,000	—	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(970,094)

2,752,000	—	9/24/09	3 month USD-LIBOR-BBA	4.7375%	83,079

22,000,000	—	5/20/15	3 month USD-LIBOR-BBA	4.528%	135,140

8,300,000	—	6/17/15	4.555%	3 month USD-LIBOR-BBA	(47,701)

3,000,000	—	6/23/15	4.466%	3 month USD-LIBOR-BBA	(270)

1,240,000	—	6/23/15	4.45%	3 month USD-LIBOR-BBA	1,083

1,500,000	—	6/24/15	4.39%	3 month USD-LIBOR-BBA	6,827

21,000,000	—	10/21/15	4.943%	3 month USD-LIBOR-BBA	(670,418)

1,769,000	—	10/3/16	5.15630%	3 month USD-LIBOR-BBA	(82,767)

7,000,000	—	9/1/15	3 month USD-LIBOR-BBA	4.53%	108,626

13,718,000	—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(80,542)

11,119,000	—	5/15/18	4.48%	3 month USD-LIBOR-BBA	142,532

Bear Stearns Bank plc
25,900,000	—	4/24/12	5.027%	3 month USD-LIBOR-BBA	(953,126)

Citibank, N.A.
1,590,000	—	4/7/14	5.377%	3 month USD-LIBOR-BBA	(92,294)

23,850,000	—	7/27/09	5.504%	3 month USD-LIBOR-BBA	(1,020,880)

13,780,000	—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(285,526)

34,070,000	—	11/9/09	4.387%	3 month USD-LIBOR-BBA	(577,867)

35,011,000	—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(1,288,957)

22,208,000	—	11/23/17	4.885%	3 month USD-LIBOR-BBA	(462,557)

1,280,000	—	11/9/17	3 month USD-LIBOR-BBA	5.07641%	46,511

37,713,000	—	12/24/09	3 month USD-LIBOR-BBA	3.8675%	298,959

7,097,000	—	12/24/27	4.9425%	3 month USD-LIBOR-BBA	(18,354)

272

Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse First Boston International
$28,000,000	$—	5/17/09	3 month USD-LIBOR-BBA	4.505%	$403,716

10,570,000	—	10/7/14	3 month USD-LIBOR-BBA	4.624%	167,211

Credit Suisse International
1,606,000	—	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(78,991)

9,200,000	—	3/14/12	3 month USD-LIBOR-BBA	4.98%	413,493

1,656,000	—	3/21/16	3 month USD-LIBOR-BBA	5.20497%	94,603

2,898,000	—	10/16/17	3 month USD-LIBOR-BBA	5.297%	160,048

2,609,000	—	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(131,520)

Deutsche Bank AG
6,625,000	—	10/16/17	3 month USD-LIBOR-BBA	5.297%	365,879

4,550,000	—	11/7/17	3 month USD-LIBOR-BBA	5.056%	158,304

Goldman Sachs International
9,680,000	—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(218,683)

10,209,000	—	4/2/18	4.076%	3 month USD-LIBOR-BBA	439,329

56,496,000	—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(1,909,712)

29,035,000	—	4/8/10	3 month USD-LIBOR-BBA	2.64%	(412,805)

28,189,000	—	4/23/18	4.43%	3 month USD-LIBOR-BBA	446,876

20,117,000	—	5/19/18	4.525%	3 month USD-LIBOR-BBA	192,484

17,775,000	—	9/29/08	5.085%	3 month USD-LIBOR-BBA	(322,544)

5,663,000	—	9/29/16	3 month USD-LIBOR-BBA	5.1275%	290,927

1,655,000	—	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(94,146)

19,200,000	—	7/25/09	5.327%	3 month USD-LIBOR-BBA	(775,281)

64,699,000	—	11/20/08	5.16%	3 month USD-LIBOR-BBA	(737,533)

14,556,000	—	11/20/26	3 month USD-LIBOR-BBA	5.261%	661,680

62,989,000	—	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(699,405)

13,947,000	—	11/21/26	3 month USD-LIBOR-BBA	5.2075%	541,795

7,552,000	—	12/20/16	3 month USD-LIBOR-BBA	5.074%	265,484

9,190,000	—	1/8/12	3 month USD-LIBOR-BBA	4.98%	446,519

8,500,000	—	10/1/17	3 month USD-LIBOR-BBA	5.253%	449,342

1,500,000	—	11/9/17	3 month USD-LIBOR-BBA	5.071%	53,879

4,880,000	—	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(272,872)

1,696,000	—	5/3/16	5.565%	3 month USD-LIBOR-BBA	(122,351)

5,940,000	—	9/14/14	4.906%	3 month USD-LIBOR-BBA	(239,768)

2,898,000	—	9/14/17	5.0625%	3 month USD-LIBOR-BBA	(133,656)

29,307,100	—	9/19/09	3 month USD-LIBOR-BBA	4.763%	904,385

47,565,600	—	9/21/09	3 month USD-LIBOR-BBA	4.60%	1,332,986

13,242,100	—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(685,784)

570,000	—	11/9/17	3 month USD-LIBOR-BBA	5.08%	20,875

84,478,000	—	1/16/18	5.790%	3 month USD-LIBOR-BBA	(9,182,676)

JPMorgan Chase Bank, N.A.
9,709,000	—	2/15/18	3 month USD-LIBOR-BBA	5.34%	677,010

9,300,000	—	4/23/17	5.186%	3 month USD-LIBOR-BBA	(429,652)

19,667,000	—	8/15/11	5.412%	3 month USD-LIBOR-BBA	(1,184,586)

7,968,000	—	3/5/18	4.325%	3 month USD-LIBOR-BBA	111,480

24,386,000	—	3/7/18	4.45%	3 month USD-LIBOR-BBA	93,745

6,050,000	—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(111,201)

21,658,000	—	3/11/38	5.03%	3 month USD-LIBOR-BBA	(492,596)

90,223,000	—	3/15/10	3 month USD-LIBOR-BBA	2.5%	(809,861)

47,089,000	—	3/20/13	3 month USD-LIBOR-BBA	3.145%	(1,799,405)

39,362,000	—	3/20/13	3 month USD-LIBOR-BBA	3.13%	(1,531,376)

273

Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$54,877,000	$—	3/26/10	3 month USD-LIBOR-BBA	$2.33375%	$(702,518)

65,000,000	—	1/17/16	4.946%	3 month USD-LIBOR-BBA	(2,892,732)

1,793,000	—	9/18/16	5.291%	3 month USD-LIBOR-BBA	(114,416)

62,642,000	—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	(1,631,018)

12,148,000	—	5/7/13	3.9325%	3 month USD-LIBOR-BBA	144,114

20,825,000	—	9/28/08	5.096%	3 month USD-LIBOR-BBA	(384,989)

41,904,000	—	5/23/10	3 month USD-LIBOR-BBA	3.16%	(237,278)

30,000,000	—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(311,728)

35,700,000	—	3/7/15	3 month USD-LIBOR-BBA	4.798%	1,215,149

29,900,000	—	6/27/17	3 month USD-LIBOR-BBA	5.712%	2,421,680

43,180,000	—	7/5/17	3 month USD-LIBOR-BBA	4.55%	449,147

19,780,000	—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(803,834)

27,520,000	—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(1,172,620)

10,000,000	—	6/27/18	3 month USD-LIBOR-BBA	4.8305%	124,247

64,534,000	—	11/20/08	5.165%	3 month USD-LIBOR-BBA	(743,315)

14,515,000	—	11/20/26	3 month USD-LIBOR-BBA	5.266%	668,753

3,300,000	—	7/25/17	3 month USD-LIBOR-BBA	5.652%	314,878

1,979,000	—	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(67,623)

3,601,000	—	1/19/17	3 month USD-LIBOR-BBA	5.249%	231,603

14,151,000	—	1/19/09	5.24%	3 month USD-LIBOR-BBA	(423,208)

26,777,000	—	1/31/17	3 month USD-LIBOR-BBA	5.415%	2,052,177

40,872,000	—	3/8/17	3 month USD-LIBOR-BBA	5.28%	2,608,620

6,637,000	—	9/28/16	3 month USD-LIBOR-BBA	5.1223%	340,377

7,220,000	—	6/16/15	4.538%	3 month USD-LIBOR-BBA	(35,191)

1,800,000	—	6/24/15	4.387%	3 month USD-LIBOR-BBA	8,517

25,100,000	—	6/29/15	3 month USD-LIBOR-BBA	4.296%	(261,503)

5,862,000	—	8/2/15	3 month USD-LIBOR-BBA	4.6570%	146,351

79,900,000	—	8/13/12	3 month USD-LIBOR-BBA	5.2%	4,499,069

12,976,000	—	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(847,095)

3,613,000	—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(228,167)

47,565,600	—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	1,341,707

13,242,100	—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(686,746)

4,300,000	—	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(251,048)

10,559,000	—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(243,416)

2,850,000	—	11/7/17	3 month USD-LIBOR-BBA	5.05771%	99,535

34,070,000	—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(583,153)

35,011,000	—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(1,307,867)

35,576,000	—	12/11/17	3 month USD-LIBOR-BBA	4.65%	51,943

7,097,000	—	12/24/27	4.9675%	3 month USD-LIBOR-BBA	(40,745)

63,600,000	—	8/4/08	3 month USD-LIBOR-BBA	5.40%	1,275,736

33,800,000	—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	2,823,202

16,700,000	—	9/2/15	3 month USD-LIBOR-BBA	4.4505%	173,135

19,000,000	—	10/21/15	4.916%	3 month USD-LIBOR-BBA	(573,651)

29,216,000	—	1/18/18	4.27625%	3 month USD-LIBOR-BBA	453,066

2,264,000	—	1/24/18	4.135%	3 month USD-LIBOR-BBA	63,171

3,019,000	—	1/24/18	4.175%	3 month USD-LIBOR-BBA	74,352

3,019,000	—	1/24/18	4.1625%	3 month USD-LIBOR-BBA	77,445

70,063,000	—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(1,312,770)

274

Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
$32,378,000		$194,742	2/26/18	4.65%	3 month USD-LIBOR-BBA	$(226,177)

49,567,000		—	3/19/13	3 month USD-LIBOR-BBA	3.0675%	(2,068,183)

114,696,000		—	3/20/13	3 month USD-LIBOR-BBA	3.13666%	(4,426,835)

19,681,000		—	3/20/13	3 month USD-LIBOR-BBA	3.215%	(689,356)

35,850,000		—	3/26/10	3 month USD-LIBOR-BBA	2.3525%	(446,053)

35,850,000		—	3/26/10	3 month USD-LIBOR-BBA	2.395%	(416,579)

47,089,000		—	3/20/13	3 month USD-LIBOR-BBA	3.07%	(1,960,469)

48,590,000		—	3/20/13	3 month USD-LIBOR-BBA	3.06%	(2,045,217)

196,000,000		—	3/25/13	3 month USD-LIBOR-BBA	3.2292%	(6,784,775)

66,500,000		—	3/25/38	4.583%	3 month USD-LIBOR-BBA	3,277,523

57,108,000		—	3/25/10	3 month USD-LIBOR-BBA	2.275%	(793,843)

84,849,000		—	4/3/18	4.087%	3 month USD-LIBOR-BBA	3,577,606

7,595,000		—	4/16/18	3 month USD-LIBOR-BBA	4.405%	(130,645)

23,197,000		—	4/21/38	4.945%	3 month USD-LIBOR-BBA	12,328

33,300,000		—	5/29/12	5.28%	3 month USD-LIBOR-BBA	(1,498,144)

17,706,000		—	5/18/18	4.2375%	3 month USD-LIBOR-BBA	569,916

17,000,000	(F)	—	6/30/13	3 month USD-LIBOR-BBA	4.362%	80,093

47,000,000		—	6/10/13	3 month USD-LIBOR-BBA	4.127%	(219,727)

18,353,000		—	6/10/38	5.1275%	3 month USD-LIBOR-BBA	(467,976)

7,520,000		—	8/24/12	5.085%	3 month USD-LIBOR-BBA	(384,217)

15,908,492		—	8/29/09	5.005%	3 month USD-LIBOR-BBA	(560,255)

30,083,000		—	8/29/09	5.001%	3 month USD-LIBOR-BBA	(1,060,841)

3,634,000		—	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(237,872)

4,088,344		—	8/29/12	5.075%	3 month USD-LIBOR-BBA	(206,848)

11,000,000		—	6/26/13	3 month USD-LIBOR-BBA	4.465%	103,619

38,030,000		—	12/28/16	5.084%	3 month USD-LIBOR-BBA	(1,339,927)

989,267		—	8/29/17	3 month USD-LIBOR-BBA	5.32%	66,889

91,686,000		—	8/3/08	3 month USD-LIBOR-BBA	5.425%	1,850,299

92,028,000		—	8/3/11	5.445%	3 month USD-LIBOR-BBA	(5,694,002)

104,829,000		—	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(9,114,116)

56,250,000		—	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(3,782,283)

43,020,000		—	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(2,079,216)

19,475,000		—	10/23/08	3 month USD-LIBOR-BBA	5.26%	226,862

7,828,000		—	10/23/16	3 month USD-LIBOR-BBA	5.3275%	444,054

19,475,000		—	10/23/08	5.255%	3 month USD-LIBOR-BBA	(226,289)

7,828,000		—	10/23/16	5.325%	3 month USD-LIBOR-BBA	(442,686)

34,981,000		—	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(924,718)

12,600,000		—	3/16/09	4.9275%	3 month USD-LIBOR-BBA	(332,744)

7,423,000		—	9/11/17	5.0525%	3 month USD-LIBOR-BBA	(338,586)

19,538,100		—	9/19/09	3 month USD-LIBOR-BBA	4.755%	600,528

47,565,600		—	9/24/09	3 month USD-LIBOR-BBA	4.695%	1,406,286

13,242,100		—	9/24/17	5.285%	3 month USD-LIBOR-BBA	(827,214)

13,780,000		—	10/26/12	4.61375%	3 month USD-LIBOR-BBA	(277,616)

1,650,000		—	11/7/17	3 month USD-LIBOR-BBA	5.05521%	57,306

34,070,000		—	11/9/09	4.403%	3 month USD-LIBOR-BBA	(585,809)

35,011,000		—	11/9/17	5.067%	3 month USD-LIBOR-BBA	(1,246,860)

980,000		—	11/9/17	3 month USD-LIBOR-BBA	5.068%	34,971

16,972,000		—	12/11/17	3 month USD-LIBOR-BBA	4.839%	271,776

37,713,000		—	12/24/09	3 month USD-LIBOR-BBA	3.84625%	287,112

7,118,000		—	4/12/12	3 month USD-LIBOR-BBA	5.087%	285,495

275

Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$29,605,000	$—	2/8/10	2.728%	3 month USD-LIBOR-BBA	$109,241

21,424,000	—	2/7/18	4.217%	3 month USD-LIBOR-BBA	465,200

54,470,000	—	2/14/13	3.563%	3 month USD-LIBOR-BBA	946,778

22,141,000	—	2/21/18	4.599%	3 month USD-LIBOR-BBA	(196,128)

35,850,000	—	3/26/10	3 month USD-LIBOR-BBA	2.325%	(465,146)

Merrill Lynch Capital Services, Inc.
13,780,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(279,198)

50,782,000	—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	159,260

7,120,000	—	11/6/17	5.00693%	3 month USD-LIBOR-BBA	(220,850)

Morgan Stanley Capital Services, Inc.
1,280,000	—	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(80,553)

1,040,000	—	2/20/17	5.192%	3 month USD-LIBOR-BBA	(60,694)

Total					$(50,374,922)

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$9,560,000	(2)(F)	7/2/08	(Banc of America Securities	The spread return of	$737,401
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 150 bp)

Credit Suisse International
26,255,000	(2)(F)	8/1/08	(Beginning of period nominal	The spread return of Lehman	953,424
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
450 bp)

Goldman Sachs International
1,592,000	(F)	9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	(22,136)
Series 2005-B Class D

32,330,000	(2)(F)	7/2/08	(Banc of America Securities	The spread return of	1,338,268
			AAA 10 year Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 125 bp)

6,740,000	(1)(F)	11/2/08	20 bp plus change in spread	The spread return of	(178,758)
			of Banc of America Securities	Banc of America Securities-
			AAA 10 year Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

JPMorgan Chase Bank, N.A.
6,072,150	(1)(F)	8/1/08	Change in spread of Lehman	The spread return of Lehman	(624,575)
			Brothers AAA 8.5+ Commercial	Brothers AAA 8.5+ CMBS Index
			Mortgage Backed Securities	adjusted by modified duration
			Index minus 17.5 bp	factor

Lehman Brothers Special Financing, Inc.
18,256,000	(2)(F)	8/1/08	(Beginning of period nominal	The spread return of Lehman	(1,081,047)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index)	factor

15,974,000	(2)	9/1/08	(Beginning of period nominal	The spread return of Lehman	(893,985)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index)	factor

276

Putnam VT Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$7,796,000	(1)	7/1/08	Lehman Brothers SD CMBS AAA	The spread return of Lehman	$(160,435)
			8.5+ Index multiplied by the	Brothers SD CMBS AAA
			modified duration factor	8.5+ Index
minus 75 bp

25,200,000	(1)(F)	9/1/08	66.7 bp plus beginning	The spread return of Lehman	(2,479,680)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index

19,200,000	(2)(F)	7/2/08	(Beginning of period nominal	The spread return of Lehman	1,836,173
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
230 bp)

13,307,000	(2)	7/1/08	(Beginning of period nominal	The spread return of Lehman	(592,325)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
100 bp)

11,352,000	(1)(F)	8/1/08	Lehman Brothers SD CMBS AAA	The spread return of Lehman	(109,615)
			8.5+ Index multiplied by the	Brothers SD CMBS AAA
			modified duration factor	8.5+ Index
plus 40 bp

11,352,000	(1)(F)	8/1/08	Lehman Brothers SD CMBS AAA	The spread return of Lehman	(103,939)
			8.5+ Index multiplied by the	Brothers SD CMBS AAA
			modified duration factor	8.5+ Index
plus 50 bp

29,113,000	(1)(F)	8/1/08	Lehman Brothers SD CMBS AAA	The spread return of Lehman	(375,732)
			8.5+ Index multiplied by the	Brothers SD CMBS AAA
			modified duration factor	8.5+ Index
minus 25 bp

Merrill Lynch Capital Services
72,785,745		7/14/08	(2.61%) 5.50%	FNMA 5.50% 30 YR TBA	(424,576)

Morgan Stanley Capital Services, Inc.
29,556,000	(1)(F)	8/1/08	Beginning of period nominal	The spread return of Lehman	(311,432)
			spread of Lehman Brothers AAA	Brothers Aaa 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index	factor

Total					$(2,492,969)

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

(1) Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

(2) Fund pays the net fixed and total return payment if positive and receives the net fixed and total return payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$1,975	$2,873,000	(F)	10/12/52	(134 bp)	$822,108

DJ ABX NA HE AAA Index	148,807	1,281,807	(F)	7/25/45	18 bp	43,866

Financial Security
Assurance Inc.	—	135,000	(F)	12/20/12	95 bp	(25,478)

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	645,000		9/20/13	269 bp	(2,019)

277

Putnam VT Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A. continued
Marsh & Mclennan Co.
Inc., 5 3/8%, 7/15/14	$—	$655,000		3/20/12	(95 bp)	$(7,153)

Meadwestvaco Corp.,
6.85%, 4/1/12	—	70,000		3/20/18	(177 bp)	1,325

Bear Stearns International, Ltd.
GATX Corp., 8.875%,
6/1/09	—	235,000		3/20/16	(100 bp)	5,030

Citibank, N.A.
Arrow Electronic Inc.,
6 7/8%, 6/1/18	—	305,000		3/20/13	(43 bp)	5,130

Conagra Foods Inc., 7%,
10/1/28	—	1,227,000		9/20/10	(27 bp)	2,390

DJ ABX NA HE AAA Index	254,377	2,390,078		7/25/45	18 bp	56,771

Marsh & Mclennan Co.
Inc., 5 3/8%, 7/15/14	—	395,000		9/20/14	(105 bp)	(5,799)

Motorola, Inc., 6.5%,
9/1/25	—	335,000		3/20/13	(79 bp)	27,198

Rexam PLC, 4 3/8%,
3/15/13	—	560,000		6/20/13	(145 bp)	1,625

Sara Lee Corp., 6 1/8%,
11/1/32	—	350,000		9/20/11	(43 bp)	(445)

Yum! Brands Inc.,
8 7/8%, 4/15/11	—	355,000		3/20/13	(65 bp)	5,936

Credit Suisse International
DJ ABX NA HE AAA Index	302,829	1,991,731		7/25/45	18 bp	139,460

DJ CMB NA CMBX AA Index	(81,144)	363,000	(F)	10/12/52	(25 bp)	(20,948)

DJ CMB NA CMBX AAA Index	122,171	734,000	(F)	12/13/49	8 bp	62,043

DJ CMB NA CMBX AAA Index	694,302	4,432,000	(F)	2/17/51	35 bp	395,789

Sprint Capital Corp,
8 3/8%, 3/15/12	—	1,080,000		6/20/12	(59 bp)	87,642

Deutsche Bank AG
DJ ABX NA CMBX AAA Index	2,532	42,000	(F)	2/17/51	35 bp	(297)

DJ ABX NA HE AAA Index	119,165	1,151,655		7/25/45	18 bp	21,349

DJ CDX NA IG Series 9
Index 30-100% tranche	—	8,440,000	(F)	12/20/12	(27.2 bp)	82,179

France Telecom, 7.25%,
1/28/13	—	750,000		6/20/16	70 bp	(21,338)

General Electric
Capital Corp., 6%,
6/15/12	—	910,000		9/20/13	109 bp	(22,192)

iStar Financial, Inc.,
6%, 12/15/10	2,363	35,000		3/20/09	500 bp	1,263

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	3,768,000		(a)	2.461%	(552,377)

DJ ABX HE A Index	420,824	628,000		1/25/38	369 bp	(145,778)

DJ ABX HE AAA Index	147,593	628,000	(F)	1/25/38	76 bp	(192,201)

DJ CDX NA CMBX AAA Index	27,066	740,000		3/15/49	7 bp	(25,324)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	1,358,000		12/20/10	108.65 bp	(55,051)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	8,440,000		12/20/10	249 bp	(59,326)

278

Putnam VT Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Goldman Sachs International continued
DJ CDX NA HY Series 9
Index 25-35% tranche	$—	$2,950,000		12/20/10	305 bp	$18,709

DJ CDX NA IG Series 10
Index	(270,186)	36,610,000		6/20/13	155 bp	(14,516)

DJ CDX NA IG Series 10
Index	45,070	2,348,000		6/20/18	(150 bp)	15,207

DJ CDX NA IG Series 10
Index	(291,598)	22,694,000		6/20/13	155 bp	(133,112)

DJ CDX NA IG Series 10
Index	958,898	41,717,000		6/20/18	(150 bp)	428,327

DJ CDX NA IG Series 10
Index	(794,221)	40,380,000		6/20/13	155 bp	(512,223)

DJ CDX NA IG Series 10
Index 30-100% tranche	—	25,320,000		6/20/13	(44.25 bp)	88,472

DJ CDX NA IG Series 8
Index	493,348	35,230,000		6/20/18	(150 bp)	45,281

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	645,000		9/20/17	(67.8 bp)	66,572

Merrill Lynch & Co.,
5%, 1/15/15	—	645,000		9/20/17	(59.8 bp)	62,860

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series 9
Index 25-35% tranche	—	1,392,000		12/20/10	105.5 bp	(57,472)

DJ CDX NA IG Series 9
Index	—	1,070,000	(F)	12/20/12	(13.55 bp)	16,488

GMAC, LLC, 6 7/8%,
8/28/12	12,938	225,000		3/20/09	500 bp	(1,405)

iStar Financial, Inc.,
6%, 12/15/10	2,100	30,000	(F)	3/20/09	500 bp	1,231

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	1,145,000		6/20/18	(135 bp)	70,770

Lexmark International,
Inc., 5.9%, 6/1/13	—	405,000		6/20/13	(113 bp)	(585)

Nextel Communications,
7 3/8%, 8/1/15	—	245,000		9/20/13	(540 bp)	(10,060)

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	645,000		9/20/17	(77 bp)	12,535

DJ ABX HE A Index	420,824	628,000		1/25/38	369 bp	(145,256)

DJ ABX HE A Index	437,155	629,000		1/25/38	369 bp	(129,827)

DJ ABX HE AAA Index	147,593	628,000	(F)	1/25/38	76 bp	(192,201)

DJ ABX HE AAA Index	176,120	629,000	(F)	1/25/38	76 bp	(164,215)

DJ ABX HE PEN AAA Index	42,816	611,652	(F)	5/25/46	11 bp	(46,474)

DJ ABX HE PEN AAA Index	43,713	613,513	(F)	5/25/46	11 bp	(45,849)

DJ CDX NA CMBX AA Index	(22,624)	714,000	(F)	3/15/49	(15 bp)	146,492

DJ CDX NA HY Series 8
Index 35-60% tranche	—	22,489,000		6/20/12	104 bp	(1,685,081)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	5,500,000		12/20/10	104.5 bp	(228,419)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	5,500,000		12/20/10	90 bp	(247,473)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	8,440,000		12/20/10	266 bp	(25,043)

279

Putnam VT Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA HY Series 9
Index 25-35% tranche	$—	$16,880,000		12/20/10	295 bp	$66,868

DJ CDX NA IG Series 10
Index	173,870	9,290,000		6/20/18	(150 bp)	55,717

DJ CDX NA IG Series 10
Index	147,943	9,779,000		6/20/18	(150 bp)	23,570

DJ CDX NA IG Series 10
Index 30-100% tranche	—	19,645,450	(F)	6/20/13	(42 bp)	73,998

DJ LCDX NA Series 9
Index, 30-100% tranche	—	2,750,000	(F)	12/20/12	96 bp	16,053

Domtar Corp., 7 1/8%,
8/15/15	—	125,000		12/20/11	(250 bp)	1,345

General Electric
Capital Corp., 6%,
6/15/12	—	1,820,000		9/20/13	115 bp	(39,561)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	645,000		9/20/17	(58 bp)	35,754

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	645,000		9/20/17	(60.5 bp)	53,206

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	645,000		9/20/12	48 bp	(37,062)

Merrill Lynch International
KinderMorgan, 6 1/2%,
9/1/12	—	232,000		9/20/12	(128 bp)	2,181

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	1,145,000		6/20/18	(130 bp)	74,474

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX AAA Index	808,019	11,352,000	(F)	3/15/49	7 bp	18,559

DJ CDX NA IG Series 10
Index	190,097	9,757,500		6/20/18	(150 bp)	65,997

DJ CDX NA IG Series 10
Index	828,599	50,600,000		6/20/18	(150 bp)	185,052

DJ CDX NA IG Series 10
Index 30-100% tranche	—	16,105,000	(F)	6/20/13	(52 bp)	(12,560)

DJ CDX NA IG Series 10
Index 30-100% tranche	—	7,325,000	(F)	6/20/13	(38.6 bp)	38,911

DJ CMB NA CMBX AA Index	(103,355)	453,000	(F)	10/12/52	(25 bp)	(28,235)

DJ CMB NA CMBX AAA Index	3,125,576	26,055,500	(F)	12/13/49	8 bp	991,141

DJ CMB NA CMBX AAA Index	2,997,288	27,619,500	(F)	2/17/51	35 bp	1,137,008

Total						$681,527

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

See page 321 for Notes to the Portfolios.

280

Putnam VT International Equity Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (97.0%)*

	Shares	Value

Australia (0.8%)
Australia & New Zealand Banking Group, Ltd.	94,870	$1,702,441
BHP Billiton, Ltd.	67,057	2,809,073
Macquarie Airports	176,605	348,745
National Australia Bank, Ltd.	17,767	451,333
QBE Insurance Group, Ltd.	26,647	572,181
Rio Tinto, Ltd.	11,084	1,439,704
Suncorp-Metway, Ltd.	81,434	1,017,937
		8,341,414

Austria (0.1%)
Telekom Austria AG	28,592	618,902

Belgium (0.1%)
InBev NV	15,483	1,070,508

Canada (0.2%)
Suncor Energy, Inc.	11,500	669,157
Teck Cominco, Ltd. Class B	18,564	897,181
		1,566,338

China (1.8%)
China Petroleum & Chemical Corp.	8,584,000	8,036,938
China Petroleum & Chemical Corp. ADR (S)	23,326	2,166,752
China Shenhua Energy Co., Ltd.	103,000	404,238
Focus Media Holding, Ltd. ADR † (S)	110,300	3,057,516
Industrial & Commercial Bank of China	5,385,000	3,681,213
		17,346,657

Finland (1.9%)
Nokia OYJ	760,984	18,646,505

France (10.4%)
Air France-KLM	243,908	5,814,168
Alcatel SA †	64,204	386,658
Alstom (S)	2,154	494,000
Axa SA	42,259	1,245,919
BNP Paribas SA	238,682	21,390,169
Bouygues SA	7,819	515,625
Electricite de France	6,839	648,603
France Telecom SA	21,128	620,390
Lafarge SA	5,284	808,588
Pinault-Printemps-Redoute SA	3,882	428,989
Renault SA	62,715	5,132,443
Sanofi-Aventis	4,966	330,460
Societe Generale	7,665	660,059
Suez SA	217,725	14,791,141
Total SA	366,042	31,214,290
Vinci SA	7,182	438,349
Vivendi SA	491,916	18,627,885
		103,547,736

Germany (8.7%)
Adidas-Salomon AG	12,176	766,847
Allianz SE	123,277	21,667,348

COMMON STOCKS (97.0%)* continued

	Shares	Value

Germany continued
BASF AG	293,272	$20,202,729
Bayerische Motoren Werke (BMW) AG	134,442	6,453,660
Beiersdorf AG	8,348	614,245
Commerzbank AG	24,120	712,872
Deutsche Post AG	241,331	6,297,514
E.On AG	8,178	1,647,335
Merck KGaA	25,916	3,680,988
Merck KGaA 144A	28,752	4,083,800
Praktiker Bau- und Heimwerkermaerkte AG	127,058	2,672,130
RWE AG	77,557	9,786,572
Salzgitter AG	29,567	5,404,515
Siemens AG	8,991	995,903
Tognum AG	63,912	1,714,172
		86,700,630

Greece (2.3%)
EFG Eurobank Ergasias	292,857	6,913,227
Hellenic Telecommunication Organization
(OTE) SA	400,472	9,940,985
National Bank of Greece SA	127,792	5,757,810
		22,612,022

Hong Kong (1.7%)
BOC Hong Kong Holdings, Ltd.	4,610,000	12,209,532
Esprit Holdings, Ltd.	104,600	1,086,663
Hutchison Whampoa, Ltd.	99,000	998,012
Swire Pacific, Ltd.	117,000	1,196,726
Wharf (Holdings), Ltd.	363,000	1,520,085
		17,011,018

Ireland (1.3%)
Allied Irish Banks PLC	848,151	13,077,316

Israel (—%)
Teva Pharmaceutical Industries, Ltd. ADR (S)	10,600	485,480

Italy (3.5%)
Enel SpA	1,898,999	18,023,910
Finmeccanica SpA	187,333	4,899,674
Intesa Sanpaolo SpA	177,784	1,011,818
Saras SpA	329,958	1,873,931
UniCredito Italiano SpA	1,377,492	8,393,437
		34,202,770

Japan (18.9%)
Aeon Co., Ltd.	69,500	859,409
Astellas Pharma, Inc.	355,100	15,072,156
Bridgestone Corp.	73,000	1,117,516
Canon, Inc.	34,400	1,771,590
Credit Saison Co., Ltd.	231,100	4,860,904
Daito Trust Construction Co., Ltd.	220,700	10,720,666
Dowa Mining Co., Ltd.	72,000	524,958
East Japan Railway Co.	2,096	17,100,924

281

Putnam VT International Equity Fund

COMMON STOCKS (97.0%)* continued

	Shares	Value

Japan continued
Fanuc, Ltd.	6,600	$645,557
Fuji Photo Film Cos., Ltd.	11,600	399,359
Fuji Television Network, Inc.	203	306,357
Honda Motor Co., Ltd.	56,700	1,930,645
Japan Tobacco, Inc.	2,007	8,575,467
JFE Holdings, Inc.	22,800	1,150,538
KDDI Corp.	1,311	8,111,828
Komatsu, Ltd.	45,200	1,261,951
Lawson, Inc.	17,900	872,882
Matsushita Electric Industrial Co., Ltd.	720,000	15,551,783
Mitsubishi Corp.	303,200	10,009,432
Mitsubishi UFJ Financial Group, Inc.	166,000	1,473,364
Mitsui & Co., Ltd.	320,000	7,077,910
Mitsui Fudosan Co., Ltd.	51,000	1,091,964
Mitsui O.S.K. Lines, Ltd.	840,000	11,987,550
NET One Systems Co., Ltd.	394	442,237
Nintendo Co., Ltd.	13,100	7,401,339
Nippon Electric Glass Co., Ltd.	304,000	5,267,384
NSK, Ltd.	1,345,000	11,785,559
NTT DoCoMo, Inc.	279	410,526
ORIX Corp.	46,670	6,686,637
Sankyo Co., Ltd.	8,400	548,274
Sony Corp.	12,600	551,443
Sumitomo Electric Industries, Ltd.	86,300	1,097,268
Sumitomo Mitsui Financial Group, Inc.	237	1,786,106
Suruga Bank, Ltd. (The)	96,000	1,250,481
Suzuken Co., Ltd.	28,800	1,064,856
Suzuki Motor Corp.	216,000	5,113,752
Terumo Corp.	122,000	6,236,936
Tokyo Gas Co., Ltd.	2,664,000	10,754,499
Toyo Suisan Kaisha, Ltd.	106,000	2,399,547
Toyota Boshoku Corp.	48,200	1,293,426
Toyota Motor Corp.	22,500	1,063,243
		187,628,223

Luxembourg (1.6%)
Arcelor Mittal	156,150	15,418,364

Malaysia (0.1%)
Tenaga Nasional Berhad	245,300	612,311

Netherlands (4.5%)
Akzo Nobel NV	120,574	8,257,107
ASML Holding NV	39,972	973,802
ING Groep NV	359,409	11,361,245
Koninklijke (Royal) KPN NV	791,991	13,543,122
Koninklijke Ahold NV	779,686	10,447,470
		44,582,746

COMMON STOCKS (97.0%)* continued

	Shares	Value

Norway (3.5%)
DnB Holdings ASA	1,008,584	$12,803,055
Petroleum Geo-Services ASA	25,654	627,541
StatoilHydro ASA	559,268	20,908,037
		34,338,633

Russia (1.2%)
Gazprom	56,486	823,491
Lukoil	75,100	7,378,559
Lukoil ADR	37,600	3,713,000
		11,915,050

Singapore (2.9%)
Chartered Semiconductor
Manufacturing, Ltd. †	7,523,000	4,288,265
DBS Group Holdings, Ltd.	572,000	7,934,628
Singapore Airlines, Ltd.	1,083,800	11,718,049
United Overseas Bank, Ltd.	338,000	4,628,979
		28,569,921

South Korea (1.3%)
LG Chemical, Ltd.	24,427	2,335,501
Samsung Electronics Co., Ltd.	13,299	7,947,103
Shinhan Financial Group Co., Ltd.	67,882	3,069,910
		13,352,514

Spain (2.3%)
Banco Santander Central Hispano SA	1,083,398	19,773,474
Iberdrola SA	89,080	1,191,127
Industria de Diseno Textil (Inditex) SA	9,467	435,305
Telefonica SA	66,521	1,758,581
		23,158,487

Sweden (0.1%)
Modern Times Group AB Class B	11,124	652,596
Telefonaktiebolaget LM Ericsson AB Class B	42,940	443,424
		1,096,020

Switzerland (12.9%)
Credit Suisse Group	146,161	6,643,924
Julius Baer Holding, Ltd. Class B	13,820	926,659
Nestle SA	624,930	28,220,355
Nobel Biocare Holding AG	11,770	383,202
Novartis AG	437,711	24,046,096
Roche Holding AG	161,723	29,072,361
Swisscom AG	38,495	12,822,591
Syngenta AG	1,697	550,182
Xstrata PLC (London Exchange)	105,858	8,418,699
Zurich Financial Services AG	64,356	16,462,326
		127,546,395

Taiwan (0.3%)
Acer, Inc.	1,570,000	3,093,545

282

Putnam VT International Equity Fund

COMMON STOCKS (97.0%)* continued

	Shares	Value

United Arab Emirates (—%)
DP World, Ltd.	487,850	$419,551

United Kingdom (14.6%)
BAE Systems PLC	1,699,930	14,972,374
BAT Industries PLC	120,680	4,164,286
BHP Billiton PLC	629,299	24,187,320
BP PLC	2,605,322	30,245,076
Britvic PLC	197,166	1,131,704
Davis Service Group PLC	57,216	507,719
GKN PLC	237,906	1,055,305
GlaxoSmithKline PLC	565,696	12,510,964
Lloyds TSB Group PLC	203,985	1,250,984
Premier Foods PLC	761,356	1,439,109
Prudential PLC	1,177,041	12,475,448
Reckitt Benckiser PLC	308,685	15,641,045
Reed Elsevier PLC	37,994	434,688
Rio Tinto PLC	155,856	19,122,212
Royal Bank of Scotland Group PLC	189,619	809,291
Standard Chartered PLC	25,922	733,546
Unilever PLC	18,742	533,564
Vodafone Group PLC	690,006	2,034,482
WM Morrison Supermarkets PLC	97,696	517,291
WPP Group PLC	43,735	421,314
		144,187,722

Total common stocks (cost $963,186,574)		$961,146,778

INVESTMENT COMPANIES (1.7%)* (cost $17,693,091)

	Shares	Value

iShares MSCI EAFE Index Fund	243,900	$16,755,930

WARRANTS (0.5%)* †

	Expiration	Strike
	date	price	Warrants	Value

Aldar Properties 144A
(United Arab Emirates)	1/12/10	$—	1,447,047	$4,944,560
Fuji Television Network,
Inc. 144A (issued by
Merrill Lynch International
& Co.) (Japan)	11/20/08	—	197	297,387

Total warrants (cost $4,734,532)				$5,241,947

SHORT-TERM INVESTMENTS (1.0%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities with
yields ranging from 1.70% to 3.75%
and due dates ranging from July 1,
2008 to August 19, 2008 (d)	$5,655,318	$5,649,400
Putnam Prime Money Market Fund (e)	3,913,705	3,913,705

Total short-term investments (cost $9,563,105)		$9,563,105

Total investments (cost $995,177,302)		$992,707,760

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/08
(aggregate face value $266,356,286) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$99,963,488	$95,456,358	7/16/08	$4,507,130
British Pound	93,597,433	92,006,806	9/17/08	1,590,627
Canadian Dollar	26,140	26,214	7/16/08	(74)
Euro	29,146,664	28,882,556	9/17/08	264,108
Japanese Yen	17,791,147	17,556,735	8/20/08	234,412
Norwegian Krone	27,004,749	26,834,446	9/17/08	170,303
Swedish Krona	5,613,056	5,593,171	9/17/08	19,885

Total				$6,786,391

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/08
(aggregate face value $223,834,827) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$1,021,067	$1,007,412	7/16/08	$(13,655)
British Pound	4,888,087	4,884,535	9/17/08	(3,552)
Canadian Dollar	32,956,003	33,011,338	7/16/08	55,335
Euro	84,953,844	83,931,926	9/17/08	(1,021,918)
Hong Kong Dollar	24,871,177	24,904,226	8/20/08	33,049
Japanese Yen	14,823,000	14,921,022	8/20/08	98,022
Norwegian Krone	3,301,515	3,258,491	9/17/08	(43,024)
Swedish Krona	9,050,089	9,044,392	9/17/08	(5,697)
Swiss Franc	49,955,837	48,871,485	9/17/08	(1,084,352)

Total				$(1,985,792)

The fund had the following industry concentrations greater than 10% at June 30, 2008 (as a percentage of net assets):

Banking	13.2%
Oil & Gas	10.8

See page 321 for Notes to the Portfolios.

283

Putnam VT International Growth and Income Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (98.5%)*

	Shares	Value

Aerospace and Defense (0.8%)
BAE Systems PLC (United Kingdom)	292,612	$2,577,222

Airlines (1.3%)
Singapore Airlines, Ltd. (Singapore)	394,270	4,262,849

Automotive (2.9%)
Bayerische Motoren Werke (BMW) AG
(Germany)	41,698	2,001,642
DaimlerChrysler AG (Germany)	54,553	3,368,390
Dongfeng Motor Group Co., Ltd. (China)	2,696,000	1,078,829
Renault SA (France)	19,040	1,558,187
Suzuki Motor Corp. (Japan)	78,900	1,867,940
		9,874,988

Banking (16.9%)
Allied Irish Banks PLC (Ireland)	198,178	3,055,631
Alpha Bank AE (Greece)	56,690	1,703,984
Banco Santander Central Hispano SA (Spain)	518,724	9,467,412
Barclays PLC (United Kingdom)	495,217	2,868,932
Barclays PLC (Subscription shares)
(United Kingdom) † (F)	106,117	15,070
BNP Paribas SA (France)	41,487	3,717,976
Commerzbank AG (Germany)	144,700	4,276,640
Daegu Bank (South Korea)	168,690	2,241,888
DBS Group Holdings, Ltd. (Singapore)	197,000	2,732,730
DnB Holdings ASA (Norway)	331,218	4,204,511
HSBC Holdings PLC (United Kingdom)	369,734	5,704,679
KBC Groupe SA (Belgium)	35,086	3,870,369
Lloyds TSB Group PLC (United Kingdom)	425,374	2,608,701
National Bank of Greece SA (Greece)	52,975	2,386,847
Unibanco-Uniao de Bancos Brasileiros SA
ADR (Brazil)	23,300	2,957,469
UniCredito Italiano SpA (Italy)	876,329	5,339,713
		57,152,552

Basic Materials (1.7%)
Anglo American PLC (United Kingdom)	81,861	5,802,066

Beverage (0.6%)
Britvic PLC (United Kingdom)	375,440	2,154,970

Chemicals (2.4%)
Akzo Nobel NV (Netherlands)	47,948	3,283,558
BASF AG (Germany)	72,006	4,960,302
		8,243,860

Communications Equipment (2.1%)
Nokia OYJ (Finland)	220,914	5,413,089
Telefonaktiebolaget LM Ericsson AB Class B
(Sweden)	152,240	1,572,121
		6,985,210

COMMON STOCKS (98.5%)* continued

	Shares	Value

Computers (2.0%)
Mitsubishi Electric Corp. (Japan)	432,000	$4,665,535
Wincor Nixdorf AG (Germany)	31,578	2,193,015
		6,858,550

Conglomerates (3.0%)
Mitsubishi Corp. (Japan)	175,100	5,780,513
Vivendi SA (France)	118,668	4,493,722
		10,274,235

Consumer (1.5%)
Matsushita Electric Industrial Co., Ltd. (Japan)	239,000	5,162,328

Consumer Goods (0.6%)
Reckitt Benckiser PLC (United Kingdom)	38,659	1,958,849

Distribution (1.1%)
Marubeni Corp. (Japan)	444,000	3,714,658

Electric Utilities (3.6%)
E.On AG (Germany)	28,436	5,728,004
Enel SpA (Italy)	680,918	6,462,776
		12,190,780

Electrical Equipment (1.1%)
Bekaert SA (Belgium)	12,683	1,951,419
Tognum AG (Germany)	43,956	1,178,936
Tognum AG 144A (Germany)	25,295	678,433
		3,808,788

Electronics (1.7%)
Acer, Inc. (Taiwan)	929,000	1,830,512
Compal Electronics, Inc. (Taiwan)	1,844,435	1,993,392
Samsung Electronics Co., Ltd. (South Korea)	3,389	2,025,170
		5,849,074

Engineering & Construction (1.6%)
Chiyoda Corp. (Japan)	190,000	2,068,100
Daito Trust Construction Co., Ltd. (Japan)	67,200	3,264,290
		5,332,390

Financial (2.6%)
Guoco Group, Ltd. (Hong Kong)	261,000	2,646,186
Onex Corp (Canada)	50,655	1,495,154
ORIX Corp. (Japan)	17,920	2,567,485
Shinhan Financial Group Co., Ltd. (South Korea)	47,970	2,169,405
		8,878,230

Food (5.4%)
Koninklijke Ahold NV (Netherlands)	184,762	2,475,734
Nestle SA (Switzerland)	94,970	4,288,620
Orkla ASA (Norway)	226,250	2,898,805
Toyo Suisan Kaisha, Ltd. (Japan)	283,000	6,406,338
WM Morrison Supermarkets PLC
(United Kingdom)	400,585	2,121,058
		18,190,555

284

Putnam VT International Growth and Income Fund

COMMON STOCKS (98.5%)* continued

	Shares	Value

Health Care Services (1.3%)
Suzuken Co., Ltd. (Japan)	117,700	$4,351,858

Homebuilding (0.1%)
Barratt Developments PLC (United Kingdom)	192,318	218,194

Insurance (7.4%)
ACE, Ltd. (Bermuda)	31,600	1,740,844
Allianz SE (Germany)	23,971	4,213,178
Axa SA (France)	190,111	5,605,030
Fairfax Financial Holdings, Ltd. (Canada)	7,800	2,000,983
ING Canada, Inc. (Canada)	85,700	2,994,530
ING Groep NV (Netherlands)	119,343	3,772,541
Zurich Financial Services AG (Switzerland)	18,065	4,621,044
		24,948,150

Investment Banking/Brokerage (1.7%)
3i Group PLC (United Kingdom)	160,710	2,627,538
Credit Suisse Group (Switzerland)	65,059	2,957,335
		5,584,873

Manufacturing (2.1%)
Glory, Ltd. (Japan)	209,500	4,930,225
NSK, Ltd. (Japan)	246,000	2,155,574
		7,085,799

Metals (4.9%)
Arcelor Mittal (Luxembourg)	29,900	2,952,348
BHP Billiton, Ltd. (Australia)	70,272	2,943,752
Salzgitter AG (Germany)	12,581	2,299,665
voestalpine AG (Austria)	46,093	3,781,411
Xstrata PLC (Switzerland)	58,714	4,669,420
		16,646,596

Natural Gas Utilities (1.3%)
Tokyo Gas Co., Ltd. (Japan)	1,048,000	4,230,749

Oil & Gas (12.2%)
BP PLC (United Kingdom)	1,023,617	11,883,128
China Petroleum & Chemical Corp. (China)	2,562,000	2,398,723
Lukoil ADR (Russia)	30,700	3,031,625
Nexen, Inc. (Canada)	71,400	2,853,474
Petroleo Brasileiro SA ADR (Brazil)	36,424	2,579,912
Royal Dutch Shell PLC Class B (Netherlands)	113,190	4,552,288
StatoilHydro ASA (Norway)	119,778	4,477,858
Total SA (France)	109,659	9,351,189
		41,128,197

Pharmaceuticals (3.8%)
Astellas Pharma, Inc. (Japan)	94,000	3,989,813
Ono Pharmaceutical Co., Ltd. (Japan)	78,800	4,348,048
Roche Holding AG (Switzerland)	17,620	3,167,484
UCB SA (Belgium)	37,544	1,381,245
		12,886,590

COMMON STOCKS (98.5%)* continued

	Shares	Value

Railroads (1.4%)
Central Japan Railway Co. (Japan)	412	$4,546,689

Real Estate (0.5%)
Great Eagle Holdings, Ltd. (Hong Kong) (R)	563,000	1,660,788

Retail (1.8%)
Herbalife, Ltd. (Cayman Islands)	52,300	2,026,625
Onward Kashiyama Co., Ltd. (Japan)	202,000	2,124,410
Praktiker Bau- und Heimwerkermaerkte AG
(Germany)	88,389	1,858,891
		6,009,926

Semiconductor (0.5%)
Greatek Electronics, Inc. (Taiwan)	1,391,320	1,627,463

Shipping (0.8%)
ComfortDelgro Corp., Ltd. (Singapore)	2,420,000	2,669,903

Telecommunications (4.2%)
BCE, Inc. (Canada)	57,700	2,016,154
Nippon Telegraph & Telephone (NTT) Corp.
(Japan)	979	4,801,736
Vodafone Group PLC (United Kingdom)	2,468,233	7,277,581
		14,095,471

Tobacco (1.0%)
Japan Tobacco, Inc. (Japan)	391	1,670,656
Philip Morris International, Inc.	36,600	1,807,674
		3,478,330

Trucks & Parts (0.6%)
GKN PLC (United Kingdom)	444,062	1,969,775

Total common stocks (cost $349,220,105)		$332,411,505

SHORT-TERM INVESTMENTS (1.5%)* (cost $5,092,991)

	Shares	Value

Putnam Prime Money Market Fund (e)	5,092,991	$5,092,991

Total investments (cost $354,313,096)		$337,504,496

285

Putnam VT International Growth and Income Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at June 30, 2008
(as a percentage of Portfolio Value):
Japan	21.5%
United Kingdom	14.8
Germany	9.7
France	7.3
Switzerland	5.8
Netherlands	4.2
Italy	3.5
Norway	3.4
Canada	3.4
Singapore	2.9
Spain	2.8
Belgium	2.1
United States	2.0
South Korea	1.9
Brazil	1.6
Taiwan	1.6
Finland	1.6
Hong Kong	1.3
Greece	1.2
Austria	1.1
China	1.0
Ireland	0.9
Russia	0.9
Luxembourg	0.9
Australia	0.9
Cayman Islands	0.6
Bermuda	0.5
Sweden	0.5
Other	0.1

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/08
(aggregate face value $71,597,806) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$30,032,912	$28,234,062	7/16/08	$1,798,850
British Pound	4,805,467	4,730,624	9/17/08	74,843
Canadian Dollar	15,483,099	15,529,043	7/16/08	(45,944)
Euro	5,037,095	4,973,967	9/17/08	63,128
Japanese Yen	2,306,578	2,359,668	8/20/08	(53,090)
Norwegian Krone	994,204	981,489	9/17/08	12,715
Swedish Krona	7,020,708	6,997,405	9/17/08	23,303
Swiss Franc	7,962,939	7,791,548	9/17/08	171,391

Total				$2,045,196

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/08
(aggregate face value $55,045,016) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$13,966,736	$13,291,775	7/16/08	$(674,961)
British Pound	1,942,079	1,912,879	9/17/08	(29,200)
Euro	15,742,151	15,570,140	9/17/08	(172,011)
Japanese Yen	10,773,094	10,850,168	8/20/08	77,074
Norwegian Krone	9,618,180	9,556,684	9/17/08	(61,496)
Swedish Krona	926,644	925,520	9/17/08	(1,124)
Swiss Franc	3,008,466	2,937,850	9/17/08	(70,616)

Total				$(932,334)

See page 321 for Notes to the Portfolios.

286

Putnam VT International New Opportunities Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (93.9%)*

	Shares	Value

Advertising and Marketing Services (0.6%)
Focus Media Holding, Ltd. ADR (China) † (S)	19,300	$534,996
JC Decaux SA (France)	32,109	817,826
		1,352,822

Aerospace and Defense (1.7%)
BAE Systems PLC (United Kingdom)	310,176	2,731,919
Safran SA (France)	57,294	1,104,888
		3,836,807

Airlines (0.7%)
Air Arabia (United Arab Emirates) †	2,941,718	1,465,733

Banking (8.1%)
Banco Santander Central Hispano SA (Spain)	122,260	2,231,410
BNP Paribas SA (France)	28,668	2,569,165
Commerzbank AG (Germany)	75,581	2,233,813
Industrial & Commercial Bank of China (China)	1,619,000	1,106,757
National Bank of Greece SA (Greece)	77,806	3,505,635
Standard Chartered PLC (United Kingdom)	142,679	4,037,558
Sumitomo Mitsui Financial Group, Inc. (Japan)	140	1,055,084
Toronto-Dominion Bank (Canada) (S)	18,100	1,143,036
		17,882,458

Basic Materials (0.6%)
Anglo American PLC (United Kingdom)	19,916	1,411,587

Beverage (1.6%)
Britvic PLC (United Kingdom)	150,924	866,282
Coca-Cola Hellenic Bottling Co., SA (Greece)	44,425	1,205,887
InBev NV (Belgium)	20,930	1,447,118
		3,519,287

Cable Television (1.0%)
Rogers Communications Class B (Canada)	59,700	2,321,341

Chemicals (1.5%)
BASF SE (Germany)	35,674	2,457,487
K&S AG (Germany)	1,556	892,975
		3,350,462

Commercial and Consumer Services (1.1%)
De La Rue PLC (United Kingdom)	82,939	1,473,119
Nissha Printing Co., Ltd. (Japan)	17,500	1,008,536
		2,481,655

Computers (1.6%)
Gemalto NV (France) †	68,953	2,498,890
Sharp Corp. (Japan)	66,000	1,076,344
		3,575,234

Conglomerates (2.3%)
Mitsubishi Corp. (Japan)	56,800	1,875,118
Vivendi SA (France)	85,973	3,255,627
		5,130,745

COMMON STOCKS (93.9%)* continued

	Shares	Value

Construction (0.5%)
Holcim, Ltd. (Switzerland)	12,655	$1,025,083

Consumer Goods (3.5%)
Beiersdorf AG (Germany)	34,018	2,503,039
Reckitt Benckiser PLC (United Kingdom)	104,770	5,308,688
		7,811,727

Distribution (0.3%)
Medion AG (Germany) (S)	38,086	598,350

Electric Utilities (4.9%)
Enel SpA (Italy) (S)	216,159	2,051,623
RWE AG (Germany)	31,100	3,924,370
Scottish and Southern Energy PLC
(United Kingdom)	78,479	2,191,519
Suez SA (France)	37,753	2,564,749
		10,732,261

Electronics (2.9%)
AU Optronics Corp. (Taiwan)	542,000	851,870
LG Electronics, Inc. (South Korea)	14,730	1,668,902
Samsung Electronics Co., Ltd. (South Korea)	6,545	3,911,105
		6,431,877

Energy (Oil Field) (0.8%)
Petroleum Geo-Services ASA (Norway)	68,150	1,667,068

Energy (Other) (0.5%)
Vestas Wind Systems A/S (Denmark) †	9,250	1,207,502

Financial (3.3%)
IG Group Holdings PLC (United Kingdom)	343,033	2,241,792
Man Group PLC (United Kingdom)	213,387	2,632,130
Sony Financial Holdings, Inc. (Japan)	390	1,570,741
Sony Financial Holdings, Inc. 144A (Japan)	181	728,985
		7,173,648

Food (3.3%)
Barry Callebaut AG (Switzerland) †	1,828	1,186,187
Carrefour Supermarche SA (France)	3,028	170,796
Nestle SA (Switzerland)	48,070	2,170,727
Snow Brand Milk Products Co., Ltd. (Japan)	474,000	1,712,337
Toyo Suisan Kaisha, Ltd. (Japan)	85,000	1,924,165
		7,164,212

Health Care Services (1.2%)
Suzuken Co., Ltd. (Japan)	46,400	1,715,601
Toho Pharmaceutical Co., Ltd. (Japan)	53,300	1,028,094
		2,743,695

Insurance (4.0%)
ING Groep NV (Netherlands)	73,199	2,313,887
Prudential PLC (United Kingdom)	217,698	2,307,379
Topdanmark A/S (Denmark) † (S)	15,300	2,304,733
Zurich Financial Services AG (Switzerland)	7,005	1,791,886
		8,717,885

287

Putnam VT International New Opportunities Fund

COMMON STOCKS (93.9%)* continued

	Shares	Value

Machinery (3.1%)
Alstom (France) (S)	17,554	$4,025,849
Fanuc, Ltd. (Japan)	18,900	1,848,642
Komatsu, Ltd. (Japan)	34,800	971,590
		6,846,081

Manufacturing (1.6%)
Charter PLC (United Kingdom)	78,891	1,358,833
Glory, Ltd. (Japan)	91,200	2,146,237
		3,505,070

Media (0.4%)
Astral Media, Inc. (Canada)	25,500	802,796

Medical Technology (1.5%)
Terumo Corp. (Japan)	63,300	3,236,050

Metals (11.3%)
ArcelorMittal (Luxembourg)	32,052	3,164,879
Barrick Gold Corp. (Canada)	53,180	2,436,328
BHP Billiton, Ltd. (Australia)	126,838	5,313,348
Franco-Nevada Corp. (Canada)	64,300	1,561,048
Hitachi Metals, Ltd. (Japan)	109,000	1,793,020
Rio Tinto PLC (United Kingdom)	21,560	2,645,229
Rio Tinto, Ltd. (Australia)	29,521	3,834,492
Vallourec SA (France)	4,919	1,718,873
Xstrata PLC (London Exchange) (Switzerland)	15,707	1,249,150
Yamana Gold, Inc. (Canada) (S)	70,070	1,168,063
		24,884,430

Oil & Gas (11.8%)
BG Group PLC (United Kingdom)	104,190	2,715,933
Fred Olsen Energy ASA (Norway)	32,600	1,979,348
Inpex Holdings, Inc. (Japan)	136	1,718,921
Lukoil (Russia)	32,500	3,193,118
Seadrill, Ltd. (Bermuda)	48,196	1,474,760
StatoilHydro ASA (Norway)	46,450	1,736,517
Suncor Energy, Inc. (Canada)	61,600	3,584,352
Total SA (France)	111,417	9,501,102
		25,904,051

Pharmaceuticals (8.1%)
Astellas Pharma, Inc. (Japan)	84,000	3,565,365
AstraZeneca PLC (London Exchange)
(United Kingdom)	29,932	1,273,836
Hisamitsu Pharmaceutical Co., Inc. (Japan)	41,400	1,804,075
Novartis AG (Switzerland)	87,173	4,788,937
Novo Nordisk A/S Class B (Denmark)	28,100	1,852,280
Roche Holding AG (Switzerland)	10,469	1,881,974
Teva Pharmaceutical Industries, Ltd. ADR
(Israel) (S)	29,800	1,364,840
UCB SA (Belgium)	33,728	1,240,854
		17,772,161

COMMON STOCKS (93.9%)* continued

	Shares	Value

Railroads (0.4%)
East Japan Railway Co. (Japan)	96	$783,248

Real Estate (1.7%)
Link REIT (The) (Hong Kong) (R)	708,500	1,613,841
Mitsubishi Estate Co., Ltd. (Japan)	44,000	1,008,489
Sumitomo Realty & Development Co.,
Ltd. (Japan)	58,000	1,154,311
		3,776,641

Schools (0.5%)
Benesse Corp. (Japan)	28,500	1,155,914

Technology Services (0.7%)
United Internet AG (Germany)	77,377	1,523,726

Telecommunications (3.2%)
France Telecom SA (France)	33,458	982,441
Koninklijke (Royal) KPN NV (Netherlands)	86,239	1,474,695
StarHub, Ltd. (Singapore)	697,000	1,461,055
Telefonica SA (Spain)	117,569	3,108,110
		7,026,301

Textiles (2.1%)
Esprit Holdings, Ltd. (Hong Kong)	300,500	3,121,818
Gildan Activewear, Inc. (Canada) †	62,400	1,607,536
		4,729,354

Tobacco (1.1%)
BAT Industries PLC (United Kingdom)	68,539	2,365,065

Transportation (0.4%)
DP World, Ltd. (United Arab Emirates)	354,240	304,646
DP World, Ltd. 144A (United Arab Emirates)	648,861	558,020
		862,666

Total common stocks (cost $193,477,265)		$206,774,993

SHORT-TERM INVESTMENTS (11.1%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	12,748,158	$12,748,158
Short-term investments held as
collateral for loaned securities
with yields ranging from 1.70% to
3.75% and due dates ranging from
July 1, 2008 to August 19, 2008 (d)	$11,773,514	11,771,059

Total short-term investments (cost $24,519,217)		$24,519,217

Total investments (cost $217,996,482)		$231,294,210

288

Putnam VT International New Opportunities Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at June 30, 2008
(as a percentage of Portfolio Value):
United Kingdom	16.2%
Japan	15.9
France	13.3
Canada	6.7
Germany	6.4
Switzerland	6.4
United States	5.8
Australia	4.2
Norway	2.5
South Korea	2.5
Spain	2.5
Denmark	2.4
Hong Kong	2.2
Greece	2.1
Netherlands	1.7
Luxembourg	1.5
Russia	1.5
Belgium	1.2
United Arab Emirates	1.1
Italy	0.9
Bermuda	0.7
China	0.7
Israel	0.6
Singapore	0.6
Other	0.4

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/08
(aggregate face value $59,843,043) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$15,153,486	$14,397,559	7/16/08	$755,927
British Pound	12,011,487	11,794,954	9/17/08	216,533
Canadian Dollar	4,819,638	4,830,116	7/16/08	(10,478)
Euro	2,155,259	2,132,404	9/17/08	22,855
Japanese Yen	14,171,737	14,297,222	8/20/08	(125,485)
Norwegian Krone	8,063,536	8,007,404	9/17/08	56,132
Swedish Krona	2,501,223	2,492,362	9/17/08	8,861
Swiss Franc	1,925,496	1,891,022	9/17/08	34,474

Total				$958,819

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/08
(aggregate face value $38,783,182) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$2,326,531	$2,297,626	7/16/08	$(28,905)
British Pound	1,647,854	1,628,601	9/17/08	(19,253)
Canadian Dollar	4,960,460	5,006,223	7/16/08	45,763
Euro	18,409,427	18,185,964	9/17/08	(223,463)
Japanese Yen	5,018,699	4,985,335	8/20/08	(33,364)
Norwegian Krone	1,198,133	1,186,727	9/17/08	(11,406)
Swedish Krona	2,136,811	2,127,326	9/17/08	(9,485)
Swiss Franc	3,446,855	3,365,380	9/17/08	(81,475)

Total				$(361,588)

See page 321 for Notes to the Portfolios.

289

Putnam VT Investors Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (98.4%)*

	Shares	Value

Advertising and Marketing Services (0.9%)
Omnicom Group, Inc. (S)	72,000	$3,231,360

Aerospace and Defense (3.7%)
Alliant Techsystems, Inc. † (S)	7,400	752,432
Boeing Co. (The)	41,400	2,720,808
General Dynamics Corp.	36,300	3,056,460
L-3 Communications Holdings, Inc.	11,678	1,061,180
Lockheed Martin Corp.	14,863	1,466,384
United Technologies Corp.	71,900	4,436,230
		13,493,494

Automotive (1.5%)
Harley-Davidson, Inc. (S)	61,710	2,237,605
Johnson Controls, Inc.	119,800	3,435,864
		5,673,469

Banking (5.2%)
Bank of America Corp.	246,876	5,892,930
Bank of New York Mellon Corp. (The)	81,200	3,071,796
M&T Bank Corp. (S)	43,610	3,076,249
U.S. Bancorp	122,599	3,419,286
Wells Fargo & Co.	140,900	3,346,375
		18,806,636

Beverage (1.4%)
PepsiCo, Inc.	76,200	4,845,558

Cable Television (0.2%)
DirecTV Group, Inc. (The) †	24,400	632,204

Chemicals (2.3%)
Monsanto Co.	37,576	4,751,109
Potash Corp. of Saskatchewan (Canada)	15,823	3,616,663
		8,367,772

Commercial and Consumer Services (1.6%)
Alliance Data Systems Corp. †	38,700	2,188,485
Dun & Bradstreet Corp. (The)	40,346	3,535,923
		5,724,408

Communications Equipment (3.4%)
Cisco Systems, Inc. †	439,800	10,229,748
Nokia OYJ ADR (Finland)	77,300	1,893,850
		12,123,598

Computers (5.9%)
Apple Computer, Inc. †	54,237	9,081,443
Dell, Inc. † (S)	71,200	1,557,856
EMC Corp. †	134,200	1,971,398
Hewlett-Packard Co.	193,870	8,570,993
		21,181,690

Conglomerates (1.0%)
Danaher Corp. (S)	48,200	3,725,860

COMMON STOCKS (98.4%)* continued

	Shares	Value

Consumer Finance (1.5%)
Capital One Financial Corp.	137,074	$5,210,183

Consumer Goods (0.9%)
Energizer Holdings, Inc. †	20,251	1,480,146
Procter & Gamble Co. (The)	28,700	1,745,247
		3,225,393

Electronics (1.0%)
Amphenol Corp. Class A (S)	76,700	3,442,296

Energy (Oil Field) (1.6%)
Halliburton Co.	31,600	1,677,012
National-Oilwell Varco, Inc. † (S)	45,400	4,027,888
		5,704,900

Engineering & Construction (0.6%)
Jacobs Engineering Group, Inc. † (S)	26,300	2,122,410

Financial (2.8%)
CME Group, Inc. (S)	10,066	3,857,191
Fannie Mae (S)	134,555	2,625,168
Freddie Mac	209,193	3,430,765
		9,913,124

Health Care Services (5.5%)
Aetna, Inc.	133,426	5,407,756
Express Scripts, Inc. † (S)	50,864	3,190,190
Medco Health Solutions, Inc. †	90,400	4,266,880
Quest Diagnostics, Inc.	56,169	2,722,511
UnitedHealth Group, Inc.	160,386	4,210,133
		19,797,470

Insurance (2.3%)
American International Group, Inc.	152,318	4,030,334
Genworth Financial, Inc. Class A	229,669	4,090,405
		8,120,739

Investment Banking/Brokerage (7.4%)
Franklin Resources, Inc.	46,292	4,242,662
Goldman Sachs Group, Inc. (The)	61,791	10,807,246
Lehman Brothers Holdings, Inc.	174,590	3,458,628
Merrill Lynch & Co., Inc.	114,800	3,640,308
State Street Corp.	66,300	4,242,537
		26,391,381

Lodging/Tourism (0.9%)
Carnival Corp. (S)	60,000	1,977,600
Royal Caribbean Cruises, Ltd.	62,000	1,393,140
		3,370,740

Machinery (2.0%)
Caterpillar, Inc.	32,654	2,410,518
Deere (John) & Co.	32,900	2,373,077
Terex Corp. †	46,400	2,383,568
		7,167,163

290

Putnam VT Investors Fund

COMMON STOCKS (98.4%)* continued

	Shares	Value

Manufacturing (2.6%)
ITT Corp.	69,200	$4,382,436
Mettler-Toledo International, Inc. †	30,698	2,912,012
Roper Industries, Inc.	28,900	1,903,932
		9,198,380

Media (1.1%)
Walt Disney Co. (The)	121,300	3,784,560

Medical Technology (3.4%)
Medtronic, Inc.	110,782	5,732,969
Stryker Corp.	78,900	4,961,232
Waters Corp. †	23,000	1,483,500
		12,177,701

Metals (1.0%)
Freeport-McMoRan Copper & Gold, Inc.
Class B (S)	29,930	3,507,497

Oil & Gas (8.6%)
Apache Corp.	33,300	4,628,700
ConocoPhillips	45,651	4,308,998
Devon Energy Corp.	32,200	3,869,152
Hess Corp. (S)	26,059	3,288,385
Marathon Oil Corp.	57,700	2,992,899
Occidental Petroleum Corp.	54,800	4,924,328
Suncor Energy, Inc. (Canada)	69,596	4,044,920
XTO Energy, Inc. (S)	41,075	2,814,048
		30,871,430

Pharmaceuticals (2.9%)
Johnson & Johnson	105,000	6,755,700
Merck & Co., Inc.	95,000	3,580,550
		10,336,250

Publishing (0.3%)
Wiley (John) & Sons, Inc. Class A	22,829	1,027,990

Railroads (0.8%)
Burlington Northern Santa Fe Corp.	29,990	2,995,701

Real Estate (0.9%)
General Growth Properties, Inc. (R)	95,581	3,348,202

Regional Bells (2.7%)
AT&T, Inc.	232,510	7,833,262
Verizon Communications, Inc.	49,700	1,759,380
		9,592,642

Restaurants (1.8%)
Burger King Holdings, Inc.	84,834	2,272,703
McDonald’s Corp.	73,700	4,143,414
		6,416,117

COMMON STOCKS (98.4%)* continued

	Shares	Value

Retail (6.6%)
AutoZone, Inc. †	11,500	$1,391,615
Best Buy Co., Inc. (S)	80,650	3,193,740
Costco Wholesale Corp. (S)	35,000	2,454,900
CVS Caremark Corp.	156,120	6,177,668
Expedia, Inc. † (S)	48,600	893,268
GameStop Corp. † (S)	46,000	1,858,400
Priceline.com, Inc. † (S)	8,200	946,772
Safeway, Inc. (S)	85,000	2,426,750
Staples, Inc.	137,200	3,258,500
TJX Cos., Inc. (The)	7,400	232,878
Wal-Mart Stores, Inc.	16,200	910,440
		23,744,931

Schools (0.5%)
ITT Educational Services, Inc. † (S)	23,600	1,950,068

Software (5.8%)
Adobe Systems, Inc. †	74,580	2,937,706
Akamai Technologies, Inc. † (S)	78,861	2,743,574
Citrix Systems, Inc. † (S)	28,700	844,067
Microsoft Corp.	317,000	8,720,670
Oracle Corp. †	263,700	5,537,700
		20,783,717

Technology Services (5.0%)
Accenture, Ltd. Class A (Bermuda) (S)	88,746	3,613,737
Cognizant Technology Solutions Corp. †	112,700	3,663,877
eBay, Inc. †	63,558	1,737,040
Google, Inc. Class A †	13,183	6,939,795
Iron Mountain, Inc. †	81,000	2,150,550
		18,104,999

Transportation Services (0.5%)
Expeditors International of Washington, Inc.	42,600	1,831,800

Waste Management (0.3%)
Stericycle, Inc. †	20,800	1,075,360

Total common stocks (cost $335,853,132)		$353,019,193

SHORT-TERM INVESTMENTS (14.8%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	6,251,509	$6,251,509
Short-term investments held as
collateral for loaned securities
with yields ranging from 2.00%
to 3.75% and due dates ranging
from July 1, 2008 to
August 19, 2008 (d)	$46,826,948	46,773,805

Total short-term investments (cost $53,025,314)		$53,025,314

Total investments (cost $388,878,446)		$406,044,507

See page 321 for Notes to the Portfolios.

291

Putnam VT Mid Cap Value Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (94.0%)*

	Shares	Value

Aerospace and Defense (0.8%)
L-3 Communications Holdings, Inc.	5,380	$488,881

Banking (5.3%)
Capitol Federal Financial	25,180	947,020
City National Corp.	8,130	342,029
Colonial Bancgroup, Inc.	5,360	23,691
First Citizens BancShares, Inc. Class A	6,140	856,469
Sovereign Bancorp, Inc.	35,640	262,310
TCF Financial Corp.	39,250	472,178
Washington Mutual, Inc.	61,870	305,019
		3,208,716

Building Materials (1.3%)
Stanley Works (The)	18,240	817,699

Chemicals (2.0%)
Celanese Corp. Ser. A	13,750	627,825
Cytec Industries, Inc.	10,560	576,154
		1,203,979

Commercial and Consumer Services (0.8%)
URS Corp. †	12,090	507,417

Construction (0.4%)
USG Corp. † (S)	8,930	264,060

Consumer (1.0%)
Harman International Industries, Inc.	14,890	616,297

Consumer Goods (4.8%)
Alberto-Culver Co.	28,695	753,818
Clorox Co.	14,650	764,730
Newell Rubbermaid, Inc.	50,130	841,683
Weight Watchers International, Inc.	16,370	582,936
		2,943,167

Electric Utilities (3.8%)
Ameren Corp.	3,370	142,315
Edison International	17,790	914,050
PG&E Corp.	10,500	416,745
Progress Energy, Inc.	6,960	291,137
Wisconsin Energy Corp.	12,380	559,824
		2,324,071

Electrical Equipment (2.1%)
WESCO International, Inc. †	31,430	1,258,457

Electronics (4.4%)
Amphenol Corp. Class A (S)	25,730	1,154,762
Avnet, Inc. †	11,010	300,353
General Cable Corp. † (S)	19,700	1,198,745
		2,653,860

COMMON STOCKS (94.0%)* continued

	Shares	Value

Energy (Oil Field) (3.8%)
BJ Services Co.	34,490	$1,101,611
National-Oilwell Varco, Inc. †	13,654	1,211,383
		2,312,994

Gaming & Lottery (1.0%)
Scientific Games Corp. Class A †	19,760	585,291

Health Care Services (8.5%)
AmerisourceBergen Corp.	26,150	1,045,739
Coventry Health Care, Inc. †	26,110	794,266
DaVita, Inc. †	12,430	660,406
Omnicare, Inc. (S)	53,305	1,397,657
Pediatrix Medical Group, Inc. †	25,520	1,256,350
		5,154,418

Insurance (4.2%)
Assured Guaranty, Ltd. (Bermuda)	23,160	416,648
Fidelity National Title Group, Inc. Class A	48,660	613,116
Progressive Corp. (The) (S)	50,970	954,158
W.R. Berkley Corp.	24,860	600,618
		2,584,540

Investment Banking/Brokerage (1.8%)
Ameriprise Financial, Inc.	7,220	293,637
Waddell & Reed Financial, Inc. Class A	23,610	826,586
		1,120,223

Machinery (2.5%)
Joy Global, Inc.	8,410	637,730
Kennametal, Inc.	26,450	860,948
		1,498,678

Media (2.0%)
Interpublic Group of Companies, Inc. (The) † (S)	138,440	1,190,584

Metals (4.5%)
Steel Dynamics, Inc.	36,190	1,413,943
United States Steel Corp.	7,340	1,356,285
		2,770,228

Natural Gas Utilities (3.9%)
National Fuel Gas Co.	14,830	882,088
Questar Corp.	20,980	1,490,419
		2,372,507

Oil & Gas (5.2%)
EOG Resources, Inc.	3,020	396,224
Frontier Oil Corp.	26,630	636,723
Hess Corp.	5,980	754,616
Newfield Exploration Co. †	14,120	921,330
Sunoco, Inc.	11,980	487,466
		3,196,359

Pharmaceuticals (2.5%)
Sepracor, Inc. † (S)	76,910	1,532,047

292

Putnam VT Mid Cap Value Fund

COMMON STOCKS (94.0%)* continued

	Shares	Value

Power Producers (1.7%)
AES Corp. (The) †	54,030	$1,037,916

Real Estate (3.6%)
Annaly Capital Management, Inc. (R)	28,330	439,398
Colonial Properties Trust (R)	12,030	240,841
DiamondRock Hospitality Co. (R)	45,440	494,842
General Growth Properties, Inc. (R)	16,480	577,294
HCP, Inc. (R)	13,450	427,845
		2,180,220

Retail (11.4%)
BJ’s Wholesale Club, Inc. †	37,620	1,455,894
OfficeMax, Inc.	70,930	985,927
Ross Stores, Inc.	33,690	1,196,669
Sally Beauty Holdings, Inc. † (S)	154,545	998,361
Supervalu, Inc.	22,450	693,481
Timberland Co. (The) Class A † (S)	96,880	1,583,988
		6,914,320

Semiconductor (3.4%)
Atmel Corp. †	435,930	1,517,036
Maxim Integrated Products, Inc.	26,578	562,125
		2,079,161

Shipping (3.9%)
Con-way, Inc.	28,630	1,353,054
DryShips, Inc. (Greece) (S)	12,520	1,003,854
		2,356,908

Software (3.4%)
McAfee, Inc. †	44,082	1,500,110
Parametric Technology Corp. †	33,090	551,609
		2,051,719

Total common stocks (cost $56,955,463)		$57,224,717

SHORT-TERM INVESTMENTS (21.0%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities with
yields ranging from 2.00% to 3.75%
and due dates ranging from July 1,
2008 to August 19, 2008 (d)	$8,623,527	$8,613,740
Putnam Prime Money Market Fund (e)	4,186,965	4,186,965

Total short-term investments (cost $12,800,705)		$12,800,705

Total investments (cost $69,756,168)		$70,025,422

See page 321 for Notes to the Portfolios.

293

Putnam VT Money Market Fund

The fund’s portfolio
6/30/08 (Unaudited)

CORPORATE BONDS AND NOTES (33.0%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Allstate Life Global Funding II
sr. notes FRN, Ser. MTN (M)	3.058	3/20/13	$5,000,000	$5,000,000
American Honda Finance
Corp. 144A FRN,
Ser. MTN1	2.840	4/14/09	3,000,000	3,000,000
Australia & New Zealand
Banking Group, Ltd. 144A
FRN (Australia) (M)	2.892	3/1/13	3,000,000	3,000,000
Banco Espanol de Credito
S.A. 144A sr. unsub. unsec.
notes FRN (Spain)	2.734	8/11/08	1,000,000	1,000,000
Bank of America N.A. FRN,
Ser. BKNT	2.716	8/11/08	2,300,000	2,300,000
Bank of America N.A. sr.
unsec. notes FRN,
Ser. BKNT (M)	3.208	4/3/14	4,000,000	4,000,000
Bank of Ireland sr. unsec.
notes FRN, Ser. MTN
(Ireland)	2.819	12/19/08	3,250,000	3,246,071
Bank of Ireland unsec.
notes FRN, Ser. XMTN
(Ireland)	2.492	9/19/08	2,000,000	2,000,000
Bank of New York Co.,
Inc. (The) 144A sr. unsec.
notes FRN, Ser. XMTN	2.459	11/7/08	2,000,000	2,000,000
Bank of Nova Scotia 144A
FRN, Ser. MTN
(Canada) (M)	2.771	4/9/13	2,500,000	2,500,000
Bank of Scotland PLC
144A FRN, Ser. MTN*
(United Kingdom)	2.448	10/8/08	3,000,000	3,000,000
BNP Paribas 144A FRN
(France)	2.719	8/19/08	1,000,000	1,000,000
BP Capital Markets PLC
company guaranty unsec.
notes FRN
(United Kingdom) (M)	2.791	12/10/12	3,000,000	3,000,000
Caisse Nationale des Caisses
d’Epargne et de Prevoyance
144A FRB (France)	2.706	9/9/08	3,000,000	3,000,000
Citigroup Funding, Inc.
company guaranty
FRN, Ser. D	2.685	8/13/08	4,000,000	4,000,000
Commonwealth Bank of
Australia 144A
sr. unsub. unsec. notes FRN
(Australia) (M)	2.884	1/3/13	1,000,000	1,000,000
Credit Agricole S.A.
144A FRN
(United Kingdom)	2.910	8/22/08	4,000,000	4,000,000
Credit Agricole S.A.
144A FRN
(United Kingdom)	2.791	7/21/08	4,000,000	4,000,000
Danske Bank A/S 144A FRN
(Denmark)	2.472	9/19/08	1,000,000	1,000,000

CORPORATE BONDS AND NOTES (33.0%)* continued

	Yield	Maturity	Principal
	(%)	date	amount	Value

DnB NOR Bank ASA
144A FRN (Norway)	2.493	9/24/08	$4,000,000	$4,000,000
General Electric Capital
Corp. sr. unsec.
notes FRN, Ser. A	2.876	6/15/09	4,400,000	4,402,165
HSBC USA, Inc. sr. unsec.
notes FRN, Ser. *	2.481	10/15/08	5,000,000	5,000,000
IBM International Group
Capital, LLC 144A company
guaranty sr. notes FRN
(International Business
Machines Corp. (Letter of
credit (LOC))) (M)	2.869	6/26/14	2,970,000	2,970,000
ING Bank NV 144A FRN,
Ser. MTN (Netherlands)	3.138	6/15/09	2,000,000	2,000,000
ING Bank NV 144A FRN
(Netherlands) (M)	3.059	3/26/14	3,000,000	3,000,000
ING USA Global Funding
Trust FRN, Ser. MTN (M)	3.143	6/19/13	2,830,000	2,830,000
Lehman Brothers Holdings,
Inc. FRN, Ser. MTNA	2.808	8/27/08	2,000,000	2,000,000
Lloyds TSB Group PLC
144A FRN, Ser. EXT
(United Kingdom)	2.632	9/5/08	3,000,000	3,000,000
Merrill Lynch & Co., Inc.
sr. unsec. notes FRN	2.641	8/15/08	3,000,000	3,000,000
Merrill Lynch & Co., Inc.
sr. unsec. notes FRN, Ser. C	2.611	8/14/08	1,500,000	1,500,000
Merrill Lynch & Co., Inc.
sr. unsec. notes FRN,
Ser. MTN	2.621	8/22/08	5,000,000	5,000,000
Metropolitan Life Global
Funding I 144A
sr. notes FRN	3.085	4/13/09	3,000,000	3,000,000
Metropolitan Life Global
Funding I 144A
sr. unsub. notes FRN (M)	2.960	1/9/13	4,000,000	4,000,000
Monumental Global
Funding III 144A FRN	2.851	1/15/09	2,000,000	2,000,000
National Australia Bank, Ltd.
144A FRN (Australia) (M)	2.882	2/6/14	2,000,000	2,000,000
Nordea Bank AB 144A
dep. notes FRN (Sweden)	2.468	10/10/08	2,000,000	2,000,000
Pacific Life Global Funding
144A sr. unsec. notes
FRN (M)	2.984	2/9/13	2,000,000	2,000,000
Pricoa Global Funding I
144A FRN (M)	2.955	2/13/13	3,000,000	3,000,000
Royal Bank of Canada 144A
sr. unsec. notes FRN
(Canada) (M)	2.871	5/15/14	3,600,000	3,600,000
Royal Bank of Canada FRN
(Canada)	2.509	10/9/08	800,000	800,166
Svenska Handelsbanken AB
144A FRN (Sweden)	2.938	8/6/09	2,000,000	2,000,000

294

Putnam VT Money Market Fund

CORPORATE BONDS AND NOTES (33.0%)* continued

	Yield	Maturity	Principal
	(%)	date	amount	Value

Svenska Handelsbanken AB
144A sr. unsec. notes FRN
(Sweden) (M)	3.200	5/23/14	$3,600,000	$3,600,000
Svenska Handelsbanken AB
FRN, Ser. MTN (Sweden)	2.471	9/19/08	2,000,000	1,999,166
Totta Ireland PLC 144A
bank guaranty FRB
(Portugal)	2.458	9/5/08	3,500,000	3,500,000
Toyota Motor Credit Corp.
FRN, Ser. MTN	2.493	6/19/09	2,220,000	2,220,000
Toyota Motor Credit Corp.
sr. unsec. notes FRN, Ser. B	2.430	6/26/09	2,000,000	2,000,000
Toyota Motor Credit Corp.
sr. unsec. notes FRN, Ser. B	2.210	3/18/09	4,000,000	4,000,000
UniCredito Italiano 144A
bank guaranty FRN
(Ireland)	2.706	8/8/08	2,000,000	2,000,000
Wachovia Bank NA sr. unsec.
notes FRN, Ser. BKNT	3.100	8/4/09	4,000,000	4,000,000
Wells Fargo & Co. sr. unsec.
notes FRN, Ser. MTN	2.508	10/2/08	2,800,000	2,800,160
Wells Fargo Bank NA FRN,
Ser. BKNT	2.633	5/28/09	2,830,000	2,830,000
Westpac Banking Corp.
144A FRN (Australia)	2.471	9/15/08	2,000,000	2,000,000
Westpac Banking Corp./NY
144A FRN	2.440	9/5/08	4,000,000	4,000,000

Total corporate bonds and notes (cost $150,097,728)				$150,097,728

ASSET-BACKED COMMERCIAL PAPER (24.2%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Atlantis One Funding Corp.	2.840	9/12/08	$3,400,000	$3,380,558
Atlantis One Funding Corp.	2.820	9/11/08	2,400,000	2,386,560
Atlantis One Funding Corp.	2.710	8/1/08	2,000,000	1,995,350
Atlantis One Funding Corp.	2.556	7/3/08	2,273,000	2,272,678
Bryant Park Funding, LLC	2.830	9/15/08	3,000,000	2,982,203
Bryant Park Funding, LLC	2.618	8/29/08	6,749,000	6,720,242
Citibank Credit Card Issuance
Trust Dakota Notes	2.901	9/16/08	3,200,000	3,180,288
Citibank Credit Card Issuance
Trust Dakota Notes	2.734	8/15/08	2,000,000	1,993,200
Enterprise Funding Co., LLC	2.648	8/14/08	1,500,000	1,495,178
Gemini Securitization
Corp., LLC	2.901	9/23/08	1,500,000	1,489,920
Gemini Securitization
Corp., LLC	2.662	8/1/08	4,100,000	4,090,644
Gemini Securitization
Corp., LLC	2.621	7/9/08	4,000,000	3,997,680
Gotham Funding Corp.	2.905	7/21/08	5,000,000	4,991,944
Gotham Funding Corp.	2.755	7/11/08	4,000,000	3,996,944
LMA Americas, LLC	2.979	8/7/08	3,400,000	3,389,622
LMA Americas, LLC	2.906	7/17/08	4,000,000	3,994,844

ASSET-BACKED COMMERCIAL PAPER (24.2%)* continued

	Yield	Maturity	Principal
	(%)	date	amount	Value

Old Line Funding Corp.	2.572	7/25/08	$2,518,000	$2,513,703
Sheffield Receivables	2.693	7/10/08	5,100,000	5,096,583
Starbird Funding Corp.	3.175	7/7/08	2,400,000	2,398,740
Starbird Funding Corp.	3.166	7/23/08	3,100,000	3,094,051
Starbird Funding Corp.	3.097	7/28/08	3,000,000	2,993,093
Starbird Funding Corp.	3.024	9/29/08	2,400,000	2,382,000
Starbird Funding Corp.	3.023	9/10/08	2,000,000	1,988,167
Starbird Funding Corp.	2.860	8/29/08	1,000,000	995,346
Starbird Funding Corp.	2.711	7/31/08	1,500,000	1,496,625
Three Pillars Funding Corp.	2.806	7/21/08	2,000,000	1,996,889
Three Pillars Funding Corp.	2.806	7/18/08	3,000,000	2,996,033
Three Pillars Funding Corp.	2.637	8/20/08	3,598,000	3,584,379
Thunder Bay Funding, Inc.	2.633	7/21/08	3,122,000	3,117,456
Tulip Funding Corp.	2.606	7/7/08	2,000,000	1,999,133
Variable Funding Capital
Co., LLC	2.870	7/14/08	4,200,000	4,195,678
Victory Receivables Corp.	2.761	8/19/08	3,000,000	2,988,771
Victory Receivables Corp.	2.709	9/4/08	1,500,000	1,492,715
Victory Receivables Corp.	2.697	8/28/08	1,800,000	1,792,228
Working Capital
Management Co.	2.952	7/1/08	3,000,000	3,000,000
Working Capital
Management Co.	2.806	7/15/08	7,536,000	7,527,878

Total asset-backed commercial paper (cost $110,007,323)				$110,007,323

COMMERCIAL PAPER (21.1%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Beagle Funding, LLC	3.026	11/13/08	$3,000,000	$2,966,475
Beagle Funding, LLC	2.985	11/28/08	1,500,000	1,481,625
Beagle Funding, LLC	2.823	8/28/08	5,000,000	4,977,444
Beagle Funding, LLC	2.771	8/21/08	2,000,000	1,992,208
BNP Paribas Finance, Inc.	2.697	7/31/08	1,600,000	1,596,413
Caisse Nationale des
Caisses d’Epargne et
de Prevoyance (France)	2.865	8/20/08	2,200,000	2,191,292
CBA (Delaware) Finance	2.769	7/3/08	3,000,000	2,999,542
Citigroup Funding, Inc.	2.972	9/25/08	3,000,000	2,978,858
Citigroup Funding, Inc.	2.822	8/15/08	3,000,000	2,989,500
Citigroup Funding, Inc.	2.800	8/21/08	2,910,000	2,898,539
Danske Corp.	2.507	7/15/08	1,000,000	999,028
Danske Corp. 144A FRN	2.756	12/15/08	3,000,000	3,000,000
Dexia Delaware, LLC	2.667	8/12/08	3,000,000	2,990,725
DnB NOR Bank ASA
(Norway)	3.021	12/29/08	3,500,000	3,447,912
DnB NOR Bank ASA
(Norway)	3.001	10/27/08	2,000,000	1,980,628
Greenwich Capital Holdings	3.072	12/22/08	3,600,000	3,547,626
Greenwich Capital Holdings	3.066	10/17/08	2,000,000	1,981,880
ICICI Bank, Ltd. (Fortis
Funding, LLC (LOC)) (India)	3.108	9/30/08	8,000,000	7,940,648

295

Putnam VT Money Market Fund

COMMERCIAL PAPER (21.1%)* continued

	Yield	Maturity	Principal
	(%)	date	amount	Value

ICICI Bank, Ltd. (Fortis
Funding, LLC (LOC)) (India)	3.097	8/4/08	$5,500,000	$5,484,157
ING (US) Funding, LLC	2.726	7/31/08	1,250,000	1,247,188
International Lease Finance
Corp.	3.053	7/8/08	3,000,000	2,998,221
NATC California, LLC
(Chase Manhattan Bank
USA, NA (LOC))	2.768	7/11/08	2,000,000	1,998,472
Royal Bank of Scotland
Group PLC
(United Kingdom)	2.913	10/20/08	3,000,000	2,973,453
Societe Generale	3.097	10/20/08	1,590,000	1,575,047
Societe Generale	3.050	8/4/08	3,000,000	2,991,429
Swedbank AB (Sweden)	3.201	7/30/08	2,000,000	1,994,925
Swedbank AB (Sweden)	2.871	7/16/08	3,000,000	2,996,438
Swedbank Hypotek AB
(Sweden)	2.713	7/10/08	4,000,000	3,997,300
UniCredito Italiano Bank
Ireland PLC (Ireland)	3.123	9/16/08	3,300,000	3,278,119
UniCredito Italiano Bank
Ireland PLC (Ireland)	3.013	8/7/08	3,000,000	2,990,781
UniCredito Italiano Bank
Ireland PLC (Ireland)	2.720	7/2/08	2,200,000	2,199,835
Westpac Banking Corp.	2.798	10/8/08	3,000,000	2,977,230
Westpac Securities NZ,
Ltd. 144A FRN
(United Kingdom)	3.366	1/28/09	3,500,000	3,493,938

Total commercial paper (cost $96,156,876)				$96,156,876

CERTIFICATES OF DEPOSIT (14.6%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Abbey National Treasury
Services PLC FRN,
Ser. YCD	2.717	2/13/09	$3,000,000	$3,000,000
ABN Amro Bank N.V. Ser.
ECD (Netherlands)	2.840	9/5/08	3,400,000	3,400,835
Banco Santander SA (Spain)	3.060	10/22/08	2,100,000	2,100,065
Barclays Bank PLC/NY FRN,
Ser. YCD1	2.982	3/17/09	2,000,000	2,000,000
Barclays Bank PLC/NY FRN,
Ser. YCD1	2.881	2/23/09	2,000,000	2,000,000
Barclays Bank PLC/NY FRN,
Ser. YCD1	2.771	2/17/09	2,500,000	2,500,000
Barclays Bank PLC/NY
Ser. YCD	3.000	12/2/08	2,000,000	2,000,042
Calyon New York Ser. YCD	2.800	11/17/08	3,000,000	3,000,000
Canadian Imperial Bank of
Commerce/New
York FRN, Ser. YCD1	2.491	9/22/08	4,000,000	4,000,000
Deutsche Bank AG/New York
NY FRN, Ser. YCD (M)	3.011	12/21/12	5,000,000	5,000,000

CERTIFICATES OF DEPOSIT (14.6%)* continued

	Yield	Maturity	Principal
	(%)	date	amount	Value

Dexia Credit Local/
New York NY	2.950	7/18/08	$4,000,000	$4,000,019
National Australia Bank, Ltd.
(Australia)	2.810	9/18/08	3,000,000	3,000,058
Natixis/New York NY	3.100	7/22/08	2,100,000	2,100,000
Nordea Bank Finland PLC/
New York NY FRN,
Ser. YCD	2.418	7/29/08	4,000,000	3,999,375
Royal Bank of Canada/
New York NY Ser. YCD	2.810	9/26/08	4,300,000	4,300,103
Societe Generale Ser. ECD
(France)	3.100	12/22/08	2,000,000	2,000,000
Societe Generale NA	2.840	9/30/08	1,500,000	1,500,000
Societe Generale/
New York Ser. YCD	2.710	8/12/08	2,500,000	2,500,029
Swedbank AB FRN,
Ser. YCD	2.420	9/8/08	4,000,000	3,998,400
UniCredito Italiano/
New York NY Ser. YCD	3.260	12/24/08	2,700,000	2,700,130
UniCredito Italiano/
New York NY Ser. YCD	3.010	10/21/08	4,000,000	4,000,123
UniCredito Italiano/
New York NY Ser. YCD	2.890	8/13/08	1,000,000	1,000,006
Wachovia Bank NA FRN,
Ser. CD	2.693	1/27/09	2,200,000	2,200,000

Total certificates of deposit (cost $66,299,185)				$66,299,185

SHORT-TERM INVESTMENT FUND (3.4%)* (cost $15,524,079)

			Shares	Value

Putnam Prime Money Market Fund (e)			15,524,079	$15,524,079

U.S. GOVERNMENT AGENCY OBLIGATIONS (3.1%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Fannie Mae sr.
unsec. notes FRN	2.747	7/28/09	$3,000,000	$2,999,084
Federal Home Loan Bank
unsec. bonds FRB	2.377	3/13/09	4,000,000	4,000,000
Federal Home Loan Bank
unsec. bonds FRB, Ser. 1	2.505	5/13/09	4,000,000	4,000,000
Freddie Mac
unsec. notes FRN	2.461	9/21/09	3,000,000	3,000,000

Total U.S. government agency obligations (cost $13,999,084)				$13,999,084

296

Putnam VT Money Market Fund

MUNICIPAL BONDS AND NOTES (1.3%)*

	Yield	Maturity		Principal
	(%)	date	Rating**	amount	Value

CO Hsg. & Fin. Auth.
VRDN
(Single Fam.),
Ser. C-1, Class I (M)	2.750	11/1/36	VMIG1	$1,790,000	$1,790,000
(Single Fam.),
Ser. A-1, Class I (M)	2.750	11/1/34	VMIG1	2,465,000	2,465,000
(Single Fam. Mtge.),
Ser. B-2 (M)	2.750	11/1/33	VMIG1	1,580,000	1,580,000

Total municipal bonds and notes (cost $5,835,000)					$5,835,000

Total investments (cost $457,919,275)				$457,919,275

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at June 30, 2008 (as a percentage of Portfolio Value):
United States	73.2%
United Kingdom	5.1
Sweden	4.1
Ireland	3.4
India	2.9
Australia	2.4
Norway	2.1
Netherlands	1.8
France	1.8
Canada	1.5
Portugal	0.8
Spain	0.7
Denmark	0.2

Total	100.0%

See page 321 for Notes to the Portfolios.

297

Putnam VT New Opportunities Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (99.9%)*

	Shares	Value

Advertising and Marketing Services (0.4%)
Omnicom Group, Inc.	83,900	$3,765,432

Aerospace and Defense (2.7%)
Boeing Co. (The)	168,393	11,066,788
Lockheed Martin Corp.	73,200	7,221,912
Precision Castparts Corp.	7,015	676,036
Raytheon Co. (S)	73,200	4,119,696
		23,084,432

Automotive (0.5%)
AutoZone, Inc. †	36,748	4,446,875

Banking (0.7%)
Northern Trust Corp.	77,400	5,307,318
Umpqua Holdings Corp. (S)	55,800	676,854
		5,984,172

Beverage (1.0%)
PepsiCo, Inc.	117,402	7,465,593
Tsingtao Brewery Co., Ltd. ADR (China)	33,800	708,110
		8,173,703

Biotechnology (3.4%)
American Oriental Bioengineering, Inc.
(China) †	190,600	1,881,222
Amgen, Inc. †	58,100	2,739,996
Applera Corp. — Applied Biosystems Group	46,800	1,566,864
eResearch Technology, Inc. †	80,883	1,410,600
Genentech, Inc. †	41,300	3,134,670
Genzyme Corp. † (S)	74,221	5,345,396
Gilead Sciences, Inc. †	176,700	9,356,265
Illumina, Inc. † (S)	17,200	1,498,292
Invitrogen Corp. † (S)	35,800	1,405,508
		28,338,813

Building Materials (0.2%)
Stanley Works (The) (S)	32,200	1,443,526

Cable Television (0.4%)
DirecTV Group, Inc. (The) †	130,200	3,373,482

Chemicals (4.5%)
Airgas, Inc.	21,500	1,255,385
Celanese Corp. Ser. A	127,300	5,812,518
CF Industries Holdings, Inc.	10,563	1,614,026
FMC Corp.	22,700	1,757,888
Monsanto Co.	94,758	11,981,202
Mosaic Co. (The) †	38,100	5,513,070
Potash Corp. of Saskatchewan (Canada)	22,600	5,165,682
Sigma-Adrich Corp.	68,000	3,662,480
Terra Industries, Inc. (S)	32,700	1,613,745
		38,375,996

COMMON STOCKS (99.9%)* continued

	Shares	Value
Coal (0.7%)
Massey Energy Co.	63,800	$5,981,250

Commercial and Consumer Services (1.4%)
Alliance Data Systems Corp. † (S)	47,900	2,708,745
Chemed Corp. (S)	18,900	691,929
EZCORP, Inc. Class A †	76,600	976,650
Maximus, Inc.	47,400	1,650,468
Navigant Consulting, Inc. † (S)	86,800	1,697,808
Net 1 UEPS Technologies, Inc. (South Africa) †	49,900	1,212,570
Visa, Inc. Class A	31,110	2,529,554
		11,467,724

Communications Equipment (4.9%)
Cisco Systems, Inc. †	749,213	17,426,694
Corning, Inc.	280,500	6,465,525
F5 Networks, Inc. † (S)	154,118	4,380,034
Harris Corp.	24,000	1,211,760
Juniper Networks, Inc. †	203,500	4,513,630
Qualcomm, Inc.	165,800	7,356,546
		41,354,189

Computers (6.7%)
ANSYS, Inc. † (S)	37,400	1,762,288
Apple Computer, Inc. †	129,027	21,604,281
EMC Corp. †	205,800	3,023,202
Hewlett-Packard Co.	308,667	13,646,168
IBM Corp.	72,895	8,640,244
Integral Systems, Inc.	22,200	859,140
Nuance Communications, Inc. † (S)	97,400	1,526,258
Seagate Technology (Cayman Islands) (S)	202,500	3,873,825
Teradata Corp. †	41,900	969,566
Xyratex, Ltd. (Bermuda) †	39,800	662,670
		56,567,642

Conglomerates (1.2%)
Honeywell International, Inc.	122,048	6,136,573
Walter Industries, Inc.	34,500	3,752,565
		9,889,138

Consumer (0.1%)
Black & Decker Manufacturing Co. (S)	21,200	1,219,212

Consumer Goods (2.3%)
Church & Dwight Co., Inc.	24,905	1,403,397
Colgate-Palmolive Co.	99,400	6,868,540
Procter & Gamble Co. (The)	182,118	11,074,596
		19,346,533

Consumer Services (0.2%)
Sapient Corp. †	240,100	1,541,442

298

Putnam VT New Opportunities Fund

COMMON STOCKS (99.9%)* continued

	Shares	Value

Electric Utilities (1.5%)
DPL, Inc. (S)	64,500	$1,701,510
Edison International	105,800	5,436,004
Exelon Corp.	64,700	5,820,412
		12,957,926

Electrical Equipment (1.4%)
Emerson Electric Co.	155,400	7,684,530
Insteel Industries, Inc.	59,126	1,082,597
Molex, Inc. (S)	110,200	2,689,982
		11,457,109

Electronics (4.7%)
Altera Corp.	241,141	4,991,619
Analog Devices, Inc. (S)	117,400	3,729,798
ARM Holdings PLC ADR (United Kingdom) (S)	191,182	973,116
Celestica, Inc. (Canada) †	146,800	1,237,524
Intel Corp.	720,157	15,468,972
Marvell Technology Group, Ltd. (Bermuda) †	109,400	1,932,004
Multi-Fineline Electronix, Inc. † (S)	51,600	1,427,772
NVIDIA Corp. †	171,253	3,205,856
Synopsys, Inc. †	114,200	2,730,522
Thermo Electron Corp. † (S)	70,100	3,906,673
		39,603,856

Energy (Oil Field) (6.6%)
Basic Energy Services, Inc. † (S)	62,700	1,975,050
Cameron International Corp. † (S)	76,400	4,228,740
ENSCO International, Inc.	63,100	5,094,694
FMC Technologies, Inc. †	55,800	4,292,694
Grey Wolf, Inc. † (S)	229,600	2,073,288
Halliburton Co.	147,000	7,801,290
National-Oilwell Varco, Inc. †	79,100	7,017,752
Noble Corp.	86,700	5,632,032
Pride International, Inc. †	40,000	1,891,600
Rowan Cos., Inc.	39,100	1,827,925
Schlumberger, Ltd.	114,825	12,335,650
Superior Energy Services †	34,200	1,885,788
		56,056,503

Energy (Other) (0.8%)
JA Solar Holdings Co., Ltd. ADR (China) †	104,190	1,755,602
Solarfun Power Holdings Co., Ltd.
ADR (China) † (S)	64,400	1,127,000
Suntech Power Holdings Co., Ltd.
ADR (China) † (S)	20,900	782,914
Vestas Wind Systems A/S (Denmark) †	21,450	2,800,099
		6,465,615

Engineering & Construction (1.1%)
Fluor Corp.	42,544	7,916,588
Jacobs Engineering Group, Inc. †	22,000	1,775,400
		9,691,988

COMMON STOCKS (99.9%)* continued

	Shares	Value

Environmental (0.4%)
Foster Wheeler, Ltd. †	41,700	$3,050,355

Financial (0.9%)
Assurant, Inc.	54,700	3,608,012
Credit Acceptance Corp. † (S)	34,100	871,596
JPMorgan Chase & Co.	79,167	2,716,220
		7,195,828

Food (0.1%)
Del Monte Foods Co. (S)	135,600	962,760

Health Care Services (2.4%)
Amedisys, Inc. † (S)	27,400	1,381,508
AMERIGROUP Corp. † (S)	199,242	4,144,234
Centene Corp. † (S)	76,600	1,286,114
Charles River Laboratories International, Inc. †	26,000	1,661,920
Express Scripts, Inc. †	40,600	2,546,432
Henry Schein, Inc. † (S)	47,500	2,449,575
Hooper Holmes, Inc. †	275,362	280,869
Laboratory Corp. of America Holdings † (S)	63,500	4,421,505
Sun Healthcare Group, Inc. †	76,600	1,025,674
WellCare Health Plans, Inc. †	22,900	827,835
		20,025,666

Homebuilding (0.2%)
NVR, Inc. † (S)	3,400	1,700,272

Insurance (0.1%)
Amtrust Financial Services, Inc.	54,109	681,773

Investment Banking/Brokerage (1.5%)
Goldman Sachs Group, Inc. (The)	33,800	5,911,620
Lazard, Ltd. Class A (Bermuda)	38,100	1,301,115
T. Rowe Price Group, Inc.	58,800	3,320,436
TD Ameritrade Holding Corp. † (S)	142,400	2,576,016
		13,109,187

Machinery (2.3%)
AGCO Corp. †	59,500	3,118,395
Caterpillar, Inc. (S)	88,600	6,540,452
Chart Industries, Inc. †	33,700	1,639,168
Joy Global, Inc.	43,000	3,260,690
Manitowoc Co., Inc. (The) (S)	53,800	1,750,114
Terex Corp. †	22,010	1,130,654
Timken Co.	64,200	2,114,748
		19,554,221

Manufacturing (1.5%)
Actuant Corp. Class A	178,200	5,586,570
Illinois Tool Works, Inc. (S)	81,800	3,886,318
Mettler-Toledo International, Inc. †	18,500	1,754,910
Nordson Corp. (S)	17,900	1,304,731
		12,532,529

299

Putnam VT New Opportunities Fund

COMMON STOCKS (99.9%)* continued

	Shares	Value

Medical Technology (6.2%)
Baxter International, Inc.	167,926	$10,737,188
Becton, Dickinson and Co.	82,170	6,680,421
China Medical Technologies, Inc. ADR
(China) (S)	38,900	1,921,660
DENTSPLY International, Inc.	87,100	3,205,280
Edwards Lifesciences Corp. †	28,600	1,774,344
Kinetic Concepts, Inc. † (S)	33,000	1,317,030
Medtronic, Inc.	199,093	10,303,063
Millipore Corp. † (S)	20,100	1,363,986
Patterson Cos., Inc. †	52,900	1,554,731
Techne Corp. †	22,600	1,749,014
Varian Medical Systems, Inc. † (S)	60,300	3,126,555
Waters Corp. † (S)	112,700	7,269,150
Zoll Medical Corp. †	37,800	1,272,726
		52,275,148

Metals (3.6%)
Agnico-Eagle Mines, Ltd. (Canada)	24,400	1,814,628
AK Steel Holding Corp. (S)	19,000	1,311,000
Barrick Gold Corp. (Canada)	43,500	1,979,250
Cleveland-Cliffs, Inc.	16,900	2,014,311
Coeur d’Alene Mines Corp. † (S)	312,700	906,830
Freeport-McMoRan Copper & Gold, Inc.
Class B (S)	85,200	9,984,588
Newmont Mining Corp. (S)	45,997	2,399,204
Nucor Corp.	53,200	3,972,444
United States Steel Corp.	32,700	6,042,306
		30,424,561

Natural Gas Utilities (0.1%)
Questar Corp.	14,100	1,001,664

Oil & Gas (5.9%)
Comstock Resources, Inc. †	38,400	3,242,112
Devon Energy Corp.	21,500	2,583,440
Exxon Mobil Corp.	80,854	7,125,663
Holly Corp.	32,800	1,210,976
Noble Energy, Inc.	47,700	4,796,712
Occidental Petroleum Corp.	113,400	10,190,124
Penn West Energy Trust (Canada)	48,400	1,637,856
Petroleo Brasileiro SA ADR (Brazil)	118,708	8,408,088
Pioneer Drilling Co. † (S)	68,800	1,294,128
Rex Energy Corp. †	31,100	821,040
Unit Corp. † (S)	24,300	2,016,171
Western Refining, Inc. (S)	42,413	502,170
Whiting Petroleum Corp. †	12,600	1,336,608
XTO Energy, Inc. (S)	69,901	4,788,918
		49,954,006

Pharmaceuticals (2.8%)
Abbott Laboratories	92,000	4,873,240
Cephalon, Inc. †	22,100	1,473,849

COMMON STOCKS (99.9%)* continued

	Shares	Value

Pharmaceuticals continued
Johnson & Johnson	182,525	$11,743,659
King Pharmaceuticals, Inc. †	122,400	1,281,528
PharMerica Corp. †	42,100	951,039
Watson Pharmaceuticals, Inc. † (S)	131,535	3,573,806
		23,897,121

Publishing (0.3%)
Marvel Entertainment, Inc. † (S)	66,400	2,134,096

Railroads (0.7%)
Burlington Northern Santa Fe Corp. (S)	57,100	5,703,719

Real Estate (0.5%)
Simon Property Group, Inc. (R)	51,000	4,584,390

Regional Bells (0.4%)
Verizon Communications, Inc.	95,282	3,372,983

Restaurants (2.2%)
Brinker International, Inc.	71,513	1,351,596
CBRL Group, Inc. (S)	40,300	987,753
Darden Restaurants, Inc. (S)	45,100	1,440,494
Jack in the Box, Inc. †	52,700	1,181,007
McDonald’s Corp.	166,500	9,360,630
Yum! Brands, Inc.	134,181	4,708,411
		19,029,891

Retail (4.8%)
Aeropostale, Inc. † (S)	136,900	4,289,077
Big Lots, Inc. † (S)	53,900	1,683,836
BJ’s Wholesale Club, Inc. † (S)	109,717	4,246,048
Dress Barn, Inc. † (S)	129,200	1,728,696
GameStop Corp. † (S)	31,600	1,276,640
Kroger Co.	115,900	3,346,033
NBTY, Inc. †	50,500	1,619,030
Perry Ellis International, Inc. †	60,000	1,273,200
Priceline.com, Inc. † (S)	35,535	4,102,871
Staples, Inc. (S)	156,000	3,705,000
Supervalu, Inc.	41,900	1,294,291
TJX Cos., Inc. (The)	208,923	6,574,807
Wal-Mart Stores, Inc.	92,800	5,215,360
		40,354,889

Schools (0.4%)
Apollo Group, Inc. Class A †	66,700	2,952,142
New Oriental Education & Technology Group
ADR (China) †	13,900	812,038
		3,764,180

Semiconductor (0.7%)
Atmel Corp. †	323,900	1,127,172
Lam Research Corp. †	46,600	1,684,590
Linear Technology Corp. (S)	99,500	3,240,715
		6,052,477

300

Putnam VT New Opportunities Fund

COMMON STOCKS (99.9%)* continued

	Shares	Value

Shipping (0.7%)
Frontline, Ltd. (Bermuda) (S)	24,200	$1,688,676
Kirby Corp. †	93,700	4,497,600
		6,186,276

Software (5.4%)
Activision, Inc. †	98,600	3,359,302
Adobe Systems, Inc. † (S)	252,975	9,964,685
BMC Software, Inc. †	101,100	3,639,600
Informatica Corp. †	79,200	1,191,168
JDA Software Group, Inc. †	52,500	950,250
Microsoft Corp.	666,541	18,336,543
Oracle Corp. †	287,700	6,041,700
S1 Corp. †	96,823	732,950
Sybase, Inc. †	54,400	1,600,448
		45,816,646

Staffing (0.1%)
Korn/Ferry International †	72,100	1,134,133

Technology (0.2%)
Affiliated Computer Services, Inc. Class A †	32,500	1,738,425

Technology Services (4.0%)
Accenture, Ltd. Class A (Bermuda) (S)	268,936	10,951,074
Acxiom Corp.	131,700	1,513,233
eBay, Inc. †	160,400	4,383,732
Google, Inc. Class A †	15,500	8,159,510
Ingram Micro, Inc. Class A †	91,200	1,618,800
NetEase.com ADR (China) † (S)	77,400	1,686,546
Salesforce.com, Inc. †	18,900	1,289,547
Shanda Interactive Entertainment, Ltd.
ADR (China) †	46,200	1,254,330
Sohu.com, Inc. (China) †	16,200	1,141,128
VeriSign, Inc. †	41,900	1,583,820
		33,581,720

Telecommunications (1.1%)
GeoEye, Inc. † (S)	31,200	552,552
InterDigital, Inc. † (S)	58,500	1,422,720
NeuStar, Inc. Class A † (S)	101,756	2,193,856
NII Holdings, Inc. †	35,700	1,695,393
Novatel Wireless, Inc. † (S)	102,400	1,139,712
Premiere Global Services, Inc. †	145,400	2,119,932
		9,124,165

Textiles (1.1%)
NIKE, Inc. Class B (S)	161,500	9,627,015

Tobacco (1.5%)
Lorillard, Inc. †	53,000	3,665,480
Philip Morris International, Inc.	179,740	8,877,359
		12,542,839

COMMON STOCKS (99.9%)* continued

		Shares	Value

Toys (0.3%)
Hasbro, Inc. (S)		80,800	$2,886,176

Trucks & Parts (0.1%)
Fuel Systems Solutions, Inc. †		25,400	977,900

Total common stocks (cost $830,427,028)			$845,563,569

SHORT-TERM INVESTMENTS (11.4%)* (cost $96,896,921)

	Principal amount		Value

Short-term investments held as
collateral for loaned securities with
yields ranging from 2.00% to 3.75%
and due dates ranging from July 1, 2008
to August 19, 2008 (d)		$97,007,013	$96,896,921

Total investments (cost $927,323,949)			$942,460,490

WRITTEN OPTIONS OUTSTANDING at 6/30/08
(premiums received $17,475) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Big Lots, Inc. (Call)	$6,566	Jul 08/$30.89	$11,366
Walter Industries, Inc. (Call)	2,020	Jul 08/103.07	20,626

Total			$31,992

See page 321 for Notes to the Portfolios.

301

Putnam VT New Value Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (96.3%)*

	Shares	Value

Aerospace and Defense (3.0%)
Boeing Co. (The)	85,000	$5,586,200
Lockheed Martin Corp.	61,668	6,084,165
		11,670,365

Automotive (1.6%)
Ford Motor Co. † (S)	375,803	1,807,612
Harley-Davidson, Inc. (S)	114,500	4,151,770
		5,959,382

Banking (2.2%)
Bank of America Corp.	178,600	4,263,182
PNC Financial Services Group	74,800	4,271,080
		8,534,262

Beverage (1.4%)
Pepsi Bottling Group, Inc. (The)	197,100	5,503,032

Building Materials (0.5%)
Masco Corp. (S)	120,600	1,897,038

Chemicals (1.6%)
Huntsman Corp.	99,700	1,136,580
Rohm & Haas Co. (S)	109,029	5,063,307
		6,199,887

Computers (0.8%)
Hewlett-Packard Co.	70,400	3,112,384

Conglomerates (2.9%)
Honeywell International, Inc.	75,200	3,781,056
Textron, Inc.	80,200	3,843,986
Tyco International, Ltd. (Bermuda)	82,625	3,308,305
		10,933,347

Consumer Finance (2.7%)
Capital One Financial Corp.	190,800	7,252,308
Countrywide Financial Corp.	681,397	2,895,937
		10,148,245

Consumer Goods (1.6%)
Clorox Co.	113,648	5,932,426

Consumer Services (1.1%)
Service Corporation International	407,600	4,018,936

Containers (0.8%)
Crown Holdings, Inc. †	120,600	3,134,394

Electric Utilities (7.5%)
Edison International	172,800	8,878,464
FirstEnergy Corp.	83,500	6,874,555
PG&E Corp.	218,870	8,686,950
Sierra Pacific Resources	332,431	4,225,198
		28,665,167

Electrical Equipment (1.6%)
WESCO International, Inc. †	155,600	6,230,224

COMMON STOCKS (96.3%)* continued

	Shares	Value

Electronics (4.1%)
Avnet, Inc. † (S)	137,200	$3,742,816
Intel Corp.	381,600	8,196,768
Tyco Electronics, Ltd. (Bermuda)	101,925	3,650,954
		15,590,538

Energy (Oil Field) (1.1%)
Transocean, Inc. †	28,500	4,343,115

Financial (4.3%)
Fannie Mae (S)	119,630	2,333,981
Freddie Mac	258,200	4,234,480
JPMorgan Chase & Co.	291,430	9,998,963
		16,567,424

Health Care Services (2.8%)
AmerisourceBergen Corp.	108,200	4,326,918
UnitedHealth Group, Inc.	120,800	3,171,000
WellPoint, Inc. †	65,800	3,136,028
		10,633,946

Homebuilding (0.5%)
Lennar Corp. (S)	159,200	1,964,528

Insurance (6.8%)
ACE, Ltd. (Bermuda)	69,000	3,801,210
Allstate Corp. (The)	125,400	5,716,986
Chubb Corp. (The)	198,428	9,724,956
Genworth Financial, Inc. Class A	389,900	6,944,119
		26,187,271

Investment Banking/Brokerage (3.1%)
Lehman Brothers Holdings, Inc.	251,100	4,974,291
Morgan Stanley	191,200	6,896,584
		11,870,875

Lodging/Tourism (0.7%)
Carnival Corp. (S)	76,500	2,521,440

Machinery (1.0%)
Parker-Hannifin Corp.	51,600	3,680,112

Medical Technology (2.2%)
Boston Scientific Corp. †	186,300	2,289,627
Covidien, Ltd.	127,825	6,121,539
		8,411,166

Metals (4.2%)
Freeport-McMoRan Copper & Gold, Inc.
Class B (S)	70,500	8,261,895
Nucor Corp.	104,800	7,825,416
		16,087,311

Oil & Gas (14.4%)
Chevron Corp.	133,400	13,223,942
Exxon Mobil Corp.	190,000	16,744,700
Marathon Oil Corp.	157,100	8,148,777

302

Putnam VT New Value Fund

COMMON STOCKS (96.3%)* continued

	Shares	Value

Oil & Gas continued
Nexen, Inc. (Canada)	103,700	$4,122,075
Occidental Petroleum Corp.	100,200	9,003,972
Valero Energy Corp.	97,600	4,019,168
		55,262,634

Pharmaceuticals (3.9%)
Eli Lilly & Co.	91,200	4,209,792
Merck & Co., Inc.	200,900	7,571,921
Watson Pharmaceuticals, Inc. †	109,000	2,961,530
		14,743,243

Photography/Imaging (0.5%)
Xerox Corp.	153,300	2,078,748

Publishing (0.3%)
Idearc, Inc. (S)	426,490	1,002,252

Railroads (1.1%)
Norfolk Southern Corp.	68,600	4,299,162

Regional Bells (3.2%)
Verizon Communications, Inc.	348,900	12,351,060

Retail (7.3%)
Best Buy Co., Inc. (S)	100,500	3,979,800
Big Lots, Inc. † (S)	185,941	5,808,797
Home Depot, Inc. (The)	219,100	5,131,322
JC Penney Co., Inc. (Holding Co.)	82,200	2,983,038
Staples, Inc.	243,200	5,776,000
Supervalu, Inc.	140,000	4,324,600
		28,003,557

Schools (1.0%)
Career Education Corp. † (S)	265,788	3,883,163

Telecommunications (1.6%)
Embarq Corp.	56,710	2,680,682
Sprint Nextel Corp. (S)	364,400	3,461,800
		6,142,482

Tobacco (1.1%)
Philip Morris International, Inc.	85,300	4,212,966

Toys (0.9%)
Mattel, Inc.	205,500	3,518,160

Waste Management (0.9%)
Waste Management, Inc. (S)	90,400	3,408,984

Total common stocks (cost $393,007,310)		$368,703,226

CONVERTIBLE BONDS AND NOTES (1.2%)* (cost $5,897,551)

	Principal amount	Value

MGIC Investment Corp. 144A cv.
jr. unsec. sub. debs 9s, 2063	$5,909,000	$4,455,386

CONVERTIBLE PREFERRED STOCKS (0.2%)* (cost $1,791,618)

	Shares	Value

Ambac Financial Group, Inc. $4.75 cv. pfd.	35,050	$618,633

SHORT-TERM INVESTMENTS (11.5%)*

	Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 2.00%
to 3.75% and due dates ranging
from July 1 , 2008 to
August 19, 2008 (d)	$40,000,767	$39,955,371
Putnam Prime Money
Market Fund (e)	4,081,811	4,081,811

Total short-term investments (cost $44,037,182)		$44,037,182

Total investments (cost $444,733,661)		$417,814,427

See page 321 for Notes to the Portfolios.

303

Putnam VT OTC & Emerging Growth Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (96.4%)*

	Shares	Value

Aerospace and Defense (0.4%)
Alliant Techsystems, Inc. †	2,300	$233,864
Goodrich Corp.	647	30,707
		264,571

Automotive (2.2%)
AutoZone, Inc. †	5,500	665,555
BorgWarner, Inc.	4,600	204,148
Copart, Inc. †	6,700	286,894
Exide Technologies †	10,900	182,684
		1,339,281

Biotechnology (1.3%)
Martek Biosciences Corp. † (S)	13,600	458,456
Medicines Co. †	17,600	348,832
		807,288

Broadcasting (0.4%)
CTC Media, Inc. (Russia) †	10,300	253,998

Chemicals (2.6%)
Fertilizantes Fosfatados SA (Preference) (Brazil)	6,400	488,329
FMC Corp.	6,000	464,640
Sigma-Adrich Corp.	8,200	441,652
Terra Industries, Inc.	4,100	202,335
		1,596,956

Coal (3.8%)
Arch Coal, Inc.	8,400	630,252
CONSOL Energy, Inc.	7,500	842,775
Foundation Coal Holdings, Inc.	3,400	301,172
Massey Energy Co.	5,780	541,875
		2,316,074

Commercial and Consumer Services (2.1%)
Brink’s Co. (The)	6,700	438,314
Equifax, Inc.	1,793	60,281
H&R Block, Inc.	22,700	485,780
Watson Wyatt Worldwide, Inc. Class A	5,600	296,184
		1,280,559

Communications Equipment (1.6%)
F5 Networks, Inc. †	18,400	522,928
Harris Corp.	8,768	442,696
		965,624

Computers (3.1%)
ANSYS, Inc. † (S)	11,184	526,990
National Instruments Corp.	9,300	263,841
NCR Corp. †	17,900	451,080
Nuance Communications, Inc. †	9,600	150,432
Solera Holdings, Inc. †	17,500	484,050
		1,876,393

COMMON STOCKS (96.4%)* continued

	Shares	Value

Conglomerates (3.6%)
AMETEK, Inc.	9,600	$453,312
Harsco Corp.	5,500	299,255
SPX Corp.	3,500	461,055
Walter Industries, Inc.	8,060	876,686
		2,090,308

Distribution (0.3%)
LKQ Corp. †	10,700	193,349

Electric Utilities (0.9%)
PNM Resources, Inc.	38,300	458,068

Electrical Equipment (0.7%)
Molex, Inc.	17,900	436,939

Electronics (4.6%)
Altera Corp.	31,400	649,980
Amphenol Corp. Class A	9,900	444,312
Analog Devices, Inc.	18,100	575,037
Badger Meter, Inc.	1,014	51,237
Itron, Inc. †	1,800	177,030
Marvell Technology Group, Ltd. (Bermuda) †	27,100	478,586
Xilinx, Inc.	15,900	401,475
		2,777,657

Energy (Oil Field) (8.9%)
BJ Services Co.	13,000	415,220
Cameron International Corp. † (S)	17,700	979,695
Core Laboratories NV (Netherlands) † (S)	3,500	498,225
Dril-Quip, Inc. †	8,600	541,800
FMC Technologies, Inc. †	11,700	900,081
Hercules Offshore, Inc. † (S)	20,813	791,310
Oceaneering International, Inc. †	9,300	716,565
Smith International, Inc.	6,700	557,038
		5,399,934

Energy (Other) (1.4%)
Covanta Holding Corp. †	13,600	362,984
First Solar, Inc. †	1,700	463,794
		826,778

Engineering & Construction (3.1%)
Fluor Corp.	3,400	632,672
Jacobs Engineering Group, Inc. †	5,500	443,850
McDermott International, Inc. †	13,000	804,570
		1,881,092

Environmental (1.7%)
Foster Wheeler, Ltd. †	14,200	1,038,730

Food (1.3%)
Cal-Maine Foods, Inc. (S)	11,700	385,983
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar ADR (Brazil) (S)	9,400	399,124
		785,107

304

Putnam VT OTC & Emerging Growth Fund

COMMON STOCKS (96.4%)* continued

	Shares	Value

Forest Products and Packaging (0.8%)
Plum Creek Timber Company, Inc. (R)	11,500	$491,165

Health Care Services (4.8%)
Amedisys, Inc. † (S)	10,400	524,368
BioMarin Pharmaceuticals, Inc. † (S)	9,400	272,412
Charles River Laboratories International, Inc. †	8,700	556,104
Community Health Systems, Inc. † (S)	8,600	283,628
Express Scripts, Inc. †	4,400	275,968
IMS Health, Inc.	8,500	198,050
Pediatrix Medical Group, Inc. †	4,300	211,689
Pharmaceutical Product Development, Inc.	10,300	441,870
Warner Chilcott, Ltd. Class A †	8,600	145,770
		2,909,859

Machinery (2.3%)
AGCO Corp. †	6,700	351,147
Bucyrus International, Inc. Class A	4,400	321,288
Joy Global, Inc.	7,400	561,142
Terex Corp. †	3,300	169,521
		1,403,098

Manufacturing (3.3%)
Actuant Corp. Class A (S)	11,414	357,829
Acuity Brands, Inc.	9,000	432,720
Flowserve Corp.	3,200	437,440
Matthews International Corp.	11,363	514,289
Mettler-Toledo International, Inc. †	2,500	237,150
		1,979,428

Medical Technology (6.2%)
Bruker BioSciences Corp. †	30,400	390,640
C.R. Bard, Inc.	12,300	1,081,785
Datascope Corp.	6,500	305,500
Haemonetics Corp. †	6,400	354,944
Luminex Corp. †	13,094	269,082
PerkinElmer, Inc.	10,200	284,070
Varian Medical Systems, Inc. †	8,200	425,170
West Pharmaceutical Services, Inc.	14,800	640,544
		3,751,735

Metal Fabricators (0.6%)
Mueller Industries, Inc.	8,586	276,469

Metals (7.1%)
Agnico-Eagle Mines, Ltd. (Canada)	4,900	364,413
AK Steel Holding Corp.	8,300	572,700
Cleveland-Cliffs, Inc.	4,100	488,679
PAN American Silver Corp. (Canada) †	7,500	259,350
Reliance Steel & Aluminum Co.	4,400	339,196
Schnitzer Steel Industries, Inc. Class A	2,600	297,960
Southern Copper Corp.	5,800	618,454

COMMON STOCKS (96.4%)* continued

	Shares	Value
Metals continued
Steel Dynamics, Inc.	23,908	$934,085
Yamana Gold, Inc. (Canada)	23,600	390,344
		4,265,181

Natural Gas Utilities (2.8%)
Equitable Resources, Inc.	13,700	946,122
Questar Corp.	10,600	753,024
		1,699,146

Oil & Gas (5.0%)
Denbury Resources, Inc. †	20,300	740,950
Helmerich & Payne, Inc.	5,800	417,716
Nabors Industries, Ltd. (Bermuda) † (S)	4,600	226,458
OGX Petroleo E Gas Participa (Brazil) †	1	796
Patterson-UTI Energy, Inc.	10,142	365,518
Range Resources Corp.	2,300	150,742
Rex Energy Corp. †	16,000	422,400
Southwestern Energy Co. †	15,100	718,911
		3,043,491

Pharmaceuticals (2.2%)
Cephalon, Inc. †	3,100	206,739
Owens & Minor, Inc.	10,300	470,607
Perrigo Co.	10,900	346,293
Watson Pharmaceuticals, Inc. †	12,200	331,474
		1,355,113

Publishing (0.6%)
Marvel Entertainment, Inc. † (S)	11,600	372,824

Real Estate (3.2%)
Cyrela Brazil Realty SA (Brazil)	30,800	427,183
Gafisa SA ADR (Brazil)	17,200	591,164
Nationwide Health Properties, Inc. (R)	10,500	330,645
Ventas, Inc. (R)	11,700	498,069
		1,847,061

Restaurants (0.7%)
Burger King Holdings, Inc.	15,500	415,245

Retail (4.6%)
Aeropostale, Inc. †	6,800	213,044
Buckle, Inc. (The)	4,000	182,920
Cash America International, Inc.	5,600	173,600
GOME Electrical Appliances Holdings, Ltd.
(Hong Kong)	224,000	106,299
Priceline.com, Inc. † (S)	4,200	484,932
Rent-A-Center, Inc. †	15,000	308,550
TJX Cos., Inc. (The)	12,900	405,963
Urban Outfitters, Inc. †	6,000	187,140
Wet Seal, Inc. (The) Class A †	88,271	421,053
Wolverine World Wide, Inc.	12,100	322,707
		2,806,208

305

Putnam VT OTC & Emerging Growth Fund

COMMON STOCKS (96.4%)* continued

		Shares		Value

Schools (0.9%)
DeVry, Inc.		10,700		$573,734

Shipping (0.9%)
Kirby Corp. †		11,800		566,400

Software (2.5%)
Activision, Inc. †		13,300		453,131
Informatica Corp. †		14,829		223,028
McAfee, Inc. †		9,400		319,882
Red Hat, Inc. †		24,300		502,767
				1,498,808

Staffing (0.7%)
Hewitt Associates, Inc. Class A †		11,500		440,795

Technology (0.7%)
Affiliated Computer Services, Inc. Class A †		8,400		449,316

Technology Services (1.0%)
Asiainfo Holdings, Inc. (China) †		18,500		218,670
Salesforce.com, Inc. † (S)		5,400		368,442
				587,112

Toys (1.0%)
Hasbro, Inc.		9,000		321,480
Leapfrog Enterprises, Inc. †		36,900		307,008
				628,488

Transportation Services (0.5%)
Landstar Systems, Inc.		5,200		287,144

Total common stocks (cost $51,234,088)				$58,236,526

WARRANTS (0.4%)* † (cost $274,620)

	Expiration	Strike
	date	price	Warrants	Value

Gome Electrical
Appliances Holdings
144A (Hong Kong)	2/19/09	$0.01	492,000	$224,647

SHORT-TERM INVESTMENTS (9.3%)*

			Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities with
yields ranging from 2.00% to 3.75%
and due dates ranging from July 1,
2008 to August 19, 2008 (d)		$5,148,518		$5,142,675
Putnam Prime Money Market Fund (e)		455,973		455,973

Total short-term investments (cost $5,598,648)				$5,598,648

Total investments (cost $57,107,356)				$64,059,821

See page 321 for Notes to the Portfolios.

306

Putnam VT Research Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (99.4%)*

	Shares	Value

Advertising and Marketing Services (0.6%)
Omnicom Group, Inc.	13,800	$619,344

Aerospace and Defense (3.2%)
BE Aerospace, Inc. †	14,500	337,705
Boeing Co. (The)	27,000	1,774,440
Lockheed Martin Corp.	12,300	1,213,518
		3,325,663

Airlines (0.3%)
AMR Corp. † (S)	68,400	350,208

Automotive (0.7%)
Johnson Controls, Inc.	25,700	737,076

Banking (3.9%)
Bank of America Corp. #	42,000	1,002,540
Bank of New York Mellon Corp. (The)	11,000	416,130
M&T Bank Corp. (S)	7,500	529,050
U.S. Bancorp	33,400	931,526
Wells Fargo & Co.	50,800	1,206,500
		4,085,746

Beverage (2.2%)
PepsiCo, Inc.	35,500	2,257,445

Biotechnology (2.3%)
Amgen, Inc. †	31,400	1,480,824
Genzyme Corp. †	12,600	907,452
		2,388,276

Chemicals (1.9%)
Celanese Corp. Ser. A	10,700	488,562
Monsanto Co.	11,500	1,454,060
		1,942,622

Commercial and Consumer Services (1.0%)
Dun & Bradstreet Corp. (The)	5,800	508,312
Visa, Inc. Class A	7,110	578,114
		1,086,426

Communications Equipment (1.0%)
Corning, Inc.	44,100	1,016,505

Computers (4.8%)
Apple Computer, Inc. †	12,500	2,093,000
EMC Corp. †	61,500	903,435
Hewlett-Packard Co.	46,600	2,060,186
		5,056,621

Conglomerates (1.1%)
Honeywell International, Inc.	23,900	1,201,692

Consumer Finance (0.6%)
Capital One Financial Corp.	16,000	608,160

COMMON STOCKS (99.4%)* continued

	Shares	Value

Consumer Goods (4.7%)
Clorox Co.	9,400	$490,680
Energizer Holdings, Inc. †	10,500	767,445
Newell Rubbermaid, Inc.	25,200	423,108
Procter & Gamble Co. (The)	52,700	3,204,687
		4,885,920

Consumer Services (0.5%)
Liberty Media Holding Corp. — Interactive
Class A †	34,000	501,840

Electric Utilities (4.1%)
Edison International	13,385	687,721
Entergy Corp.	7,300	879,504
Exelon Corp.	24,100	2,168,036
PG&E Corp.	15,500	615,195
		4,350,456

Electronics (1.0%)
Texas Instruments, Inc. (S)	38,700	1,089,792

Energy (Oil Field) (3.7%)
Global Industries, Ltd. †	32,600	584,518
National-Oilwell Varco, Inc. †	16,700	1,481,624
Transocean, Inc. †	11,800	1,798,202
		3,864,344

Financial (2.0%)
Citigroup, Inc.	47,700	799,452
Freddie Mac	17,400	285,360
JPMorgan Chase & Co.	31,100	1,067,041
		2,151,853

Health Care Services (4.2%)
AmerisourceBergen Corp.	14,300	571,857
Cardinal Health, Inc.	16,800	866,544
CIGNA Corp.	17,700	626,403
Health Management Associates, Inc. Class A †	61,000	397,110
Laboratory Corp. of America Holdings †	8,300	577,929
Quest Diagnostics, Inc.	11,300	547,711
WellPoint, Inc. †	17,300	824,518
		4,412,072

Insurance (3.7%)
ACE, Ltd. (Bermuda)	20,600	1,134,854
Allstate Corp. (The)	31,200	1,422,408
Cincinnati Financial Corp.	20,200	513,080
Genworth Financial, Inc. Class A	43,100	767,611
		3,837,953

Investment Banking/Brokerage (1.2%)
Goldman Sachs Group, Inc. (The)	7,100	1,241,790

Lodging/Tourism (0.4%)
Wyndham Worldwide Corp.	24,096	431,559

307

Putnam VT Research Fund

COMMON STOCKS (99.4%)* continued

	Shares	Value

Machinery (2.5%)

Caterpillar, Inc.	17,400	$1,284,468
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	18,200	681,226
Terex Corp. †	12,600	647,262
		2,612,956

Manufacturing (1.5%)
Eaton Corp.	7,700	654,269
Illinois Tool Works, Inc.	20,200	959,702
		1,613,971

Media (1.4%)
Walt Disney Co. (The)	47,100	1,469,520

Medical Technology (5.0%)
Boston Scientific Corp. † (S)	61,900	760,751
Covidien, Ltd.	19,425	930,263
Hospira, Inc. †	13,800	553,518
Medtronic, Inc.	30,000	1,552,500
St. Jude Medical, Inc. †	17,900	731,752
Zimmer Holdings, Inc. †	11,200	762,160
		5,290,944

Metals (2.4%)
Freeport-McMoRan Copper & Gold, Inc. Class B	8,600	1,007,834
Nucor Corp.	10,500	784,035
United States Steel Corp.	4,200	776,076
		2,567,945

Oil & Gas (10.1%)
Apache Corp.	15,400	2,140,600
Devon Energy Corp.	17,700	2,126,832
Marathon Oil Corp.	26,000	1,348,620
Occidental Petroleum Corp.	25,300	2,273,458
Total SA ADR (France)	20,000	1,705,400
Valero Energy Corp.	25,500	1,050,090
		10,645,000

Pharmaceuticals (2.4%)
Barr Pharmaceuticals, Inc. †	14,500	653,660
Eli Lilly & Co.	29,000	1,338,640
Mylan Laboratories, Inc. (S)	44,500	537,115
		2,529,415

Real Estate (1.1%)
Simon Property Group, Inc. (R)	13,200	1,186,548

Regional Bells (2.0%)
Verizon Communications, Inc.	60,700	2,148,780

Restaurants (0.7%)
Yum! Brands, Inc.	20,900	733,381

Retail (6.6%)
Best Buy Co., Inc.	18,500	732,600
Costco Wholesale Corp. (S)	15,000	1,052,100
CVS Caremark Corp.	35,000	1,384,950

COMMON STOCKS (99.4%)* continued

	Shares	Value

Retail continued
GameStop Corp. †	11,700	$472,680
JC Penney Co., Inc. (Holding Co.)	15,900	577,011
Kroger Co.	21,400	617,818
Nordstrom, Inc. (S)	18,600	563,580
Staples, Inc.	32,100	762,375
TJX Cos., Inc. (The)	24,400	767,868
		6,930,982

Schools (0.4%)
Career Education Corp. † (S)	26,100	381,321

Semiconductor (0.9%)
Formfactor, Inc. † (S)	24,252	446,964
KLA-Tencor Corp.	12,800	521,088
		968,052

Software (6.3%)
Activision, Inc. †	16,400	558,748
Adobe Systems, Inc. †	22,500	886,275
Akamai Technologies, Inc. † (S)	13,900	483,581
Microsoft Corp.	127,200	3,499,274
Parametric Technology Corp. †	26,000	433,420
Symantec Corp. †	41,000	793,350
		6,654,648

Technology Services (3.0%)
eBay, Inc. †	34,800	951,084
Google, Inc. Class A †	3,360	1,768,771
Iron Mountain, Inc. †	17,900	475,245
		3,195,100

Telecommunications (1.4%)
NII Holdings, Inc. †	11,200	531,888
Sprint Nextel Corp.	94,500	897,750
		1,429,638

Tobacco (2.2%)
Philip Morris International, Inc.	46,100	2,276,879

Trucks & Parts (0.4%)
WABCO Holdings, Inc.	8,700	404,202

Total common stocks (cost $111,869,624)		$104,482,645

SHORT-TERM INVESTMENTS (5.3%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	836,599	$836,599
Short-term investments held as
collateral for loaned securities with
yields ranging from 2.00% to 3.75%
and due dates ranging from July 1,
2008 to August 19, 2008 (d)	$4,778,648	4,773,225

Total short-term investments (cost $5,609,824)		$5,609,824

Total investments (cost $117,479,448)		$110,092,469

308

Putnam VT Research Fund

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/08
(aggregate face value $14,559) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$14,745	$14,559	9/17/08	$186

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/08
(aggregate face value $1,746,934) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

British Pound	$13,077	$12,821	9/17/08	$(256)
Euro	1,756,364	1,734,113	9/17/08	(22,251)

Total				$(22,507)

FUTURES CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

S&P 500 Index (Long)	2	$640,550	Sep-08	$(9,708)

See page 321 for Notes to the Portfolios.

309

Putnam VT Small Cap Value Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (98.1%)*

	Shares	Value

Aerospace and Defense (1.1%)
Innovative Solutions & Support, Inc. † (S)	211,700	$1,365,465
Teledyne Technologies, Inc. †	55,900	2,727,361
		4,092,826

Agriculture (0.6%)
Andersons, Inc. (The) (S)	50,800	2,068,068

Airlines (0.6%)
SkyWest, Inc. (S)	182,700	2,311,155

Automotive (1.6%)
American Axle & Manufacturing
Holdings, Inc. (S)	109,900	878,101
ArvinMeritor, Inc. (S)	197,400	2,463,552
Snap-On, Inc. (S)	47,800	2,486,078
		5,827,731

Banking (4.4%)
BancTec, Inc. 144A †	456,900	1,621,995
City Holding Co.	76,400	3,114,828
Colonial Bancgroup, Inc.	193,000	853,060
Columbia Banking Systems, Inc.	86,600	1,673,978
East West Bancorp, Inc.	83,300	588,098
Hanmi Financial Corp.	237,200	1,235,812
Provident Bankshares Corp.	162,900	1,039,302
Renasant Corp. (S)	140,008	2,062,318
Sterling Bancshares, Inc.	259,450	2,358,401
Webster Financial Corp.	73,800	1,372,680
		15,920,472

Building Materials (0.6%)
Interface, Inc. Class A	178,400	2,235,352

Chemicals (3.5%)
Airgas, Inc.	55,900	3,264,001
Olin Corp. (S)	149,100	3,903,438
Omnova Solutions, Inc. †	475,200	1,321,056
RPM, Inc.	114,400	2,356,640
Spartech Corp.	195,300	1,841,679
		12,686,814

Commercial and Consumer Services (1.6%)
Advance America Cash Advance Centers, Inc.	58,600	297,688
Deluxe Corp.	115,400	2,056,428
EZCORP, Inc. Class A † (S)	260,037	3,315,472
		5,669,588

Communications Equipment (2.4%)
Arris Group, Inc. † (S)	426,271	3,601,990
Belden CDT, Inc. (S)	90,200	3,055,976
Netgear, Inc. †	162,900	2,257,794
		8,915,760

COMMON STOCKS (98.1%)* continued

	Shares	Value
Computers (1.7%)
Emulex Corp. †	150,300	$1,750,995
Monotype Imaging Holdings, Inc. †	209,246	2,548,616
Smart Modular Technologies WWH, Inc. †	524,600	2,009,218
		6,308,829

Construction (0.4%)
Quanex Building Products Corp.	88,000	1,307,680

Consumer Finance (0.4%)
Capital Trust, Inc. Class A (R)	69,549	1,336,036

Consumer Goods (0.7%)
Prestige Brands Holdings, Inc. †	247,500	2,638,350

Consumer Services (0.8%)
Stamps.com, Inc. †	233,200	2,910,336

Distribution (1.4%)
Spartan Stores, Inc.	224,100	5,154,300

Electric Utilities (2.7%)
Black Hills Corp.	70,192	2,250,356
UIL Holdings Corp.	64,500	1,896,945
UniSource Energy Corp. (S)	93,400	2,896,334
Westar Energy, Inc.	138,800	2,985,588
		10,029,223

Electrical Equipment (0.9%)
WESCO International, Inc. †	81,000	3,243,240

Electronics (6.5%)
Avnet, Inc. †	84,397	2,302,350
Benchmark Electronics, Inc. †	186,765	3,051,740
EnerSys †	84,800	2,902,704
General Cable Corp. † (S)	50,263	3,058,504
Mellanox Technologies, Ltd. (Israel) †	114,700	1,553,038
Park Electrochemical Corp.	114,956	2,794,580
Technitrol, Inc.	143,300	2,434,667
TTM Technologies, Inc. † (S)	222,800	2,943,188
Zoran Corp. †	227,900	2,666,430
		23,707,201

Energy (Oil Field) (2.5%)
GulfMark Offshore, Inc. † (S)	69,000	4,014,420
Tidewater, Inc.	80,300	5,221,909
		9,236,329

Financial (1.1%)
Advanta Corp. Class B	305,000	1,918,450
Financial Federal Corp.	90,100	1,978,596
		3,897,046

310

Putnam VT Small Cap Value Fund

COMMON STOCKS (98.1%)* continued

	Shares	Value

Food (2.4%)
Chiquita Brands International, Inc. † (S)	137,700	$2,088,909
Ruddick Corp.	121,200	4,158,372
Weiss Markets, Inc.	78,300	2,542,401
		8,789,682

Forest Products and Packaging (2.3%)
Grief, Inc. Class A	56,100	3,592,083
Universal Forest Products, Inc. (S)	75,300	2,255,988
Wausau Paper Corp.	315,700	2,434,047
		8,282,118

Health Care Services (2.8%)
AMERIGROUP Corp. †	39,000	811,200
AMN Healthcare Services, Inc. †	210,800	3,566,736
Healthspring, Inc. †	280,070	4,727,582
Hooper Holmes, Inc. †	1,008,400	1,028,568
		10,134,086

Insurance (8.5%)
American Equity Investment Life Holding Co.	514,500	4,193,175
Assured Guaranty, Ltd. (Bermuda) (S)	140,300	2,523,997
FBL Financial Group, Inc. Class A	90,705	1,803,215
Hanover Insurance Group, Inc. (The)	40,300	1,712,750
Infinity Property & Casualty Corp.	65,100	2,702,952
Landamerica Financial Group, Inc.	49,200	1,091,748
Navigators Group, Inc. †	51,300	2,772,765
Phoenix Companies, Inc. (The)	264,900	2,015,889
Presidential Life Corp.	186,530	2,876,293
Safety Insurance Group, Inc.	106,100	3,782,465
Selective Insurance Group	179,652	3,370,272
Zenith National Insurance Corp.	60,650	2,132,454
		30,977,975

Investment Banking/Brokerage (1.8%)
SWS Group, Inc.	181,900	3,021,359
TradeStation Group, Inc. †	336,300	3,413,445
		6,434,804

Leisure (0.5%)
Arctic Cat, Inc.	227,113	1,782,837

Machinery (2.3%)
Applied Industrial Technologies, Inc. (S)	75,100	1,815,167
Chart Industries, Inc. †	64,200	3,122,688
Imation Corp.	100,700	2,308,044
Middleby Corp. (The) † (S)	30,200	1,326,082
		8,571,981

Manufacturing (1.2%)
EnPro Industries, Inc. †	49,100	1,833,394
Knoll, Inc.	201,800	2,451,870
		4,285,264

COMMON STOCKS (98.1%)* continued

	Shares	Value

Media (0.3%)
Journal Communications, Inc. Class A (S)	238,900	$1,151,498

Medical Technology (2.5%)
Cutera, Inc. †	203,080	1,833,812
Datascope Corp.	40,000	1,880,000
PSS World Medical, Inc. †	127,800	2,083,140
Vital Signs, Inc.	57,820	3,283,020
		9,079,972

Metal Fabricators (1.4%)
Mueller Industries, Inc.	87,300	2,811,060
USEC, Inc. † (S)	394,510	2,398,621
		5,209,681

Metals (1.3%)
Haynes International, Inc. † (S)	38,400	2,209,920
Steel Dynamics, Inc.	67,600	2,641,132
		4,851,052

Natural Gas Utilities (3.1%)
Energen Corp.	62,800	4,900,284
Laclede Group, Inc. (The)	66,300	2,676,531
Southwest Gas Corp.	126,900	3,772,737
		11,349,552

Office Equipment & Supplies (0.7%)
Ennis Inc.	171,400	2,682,410

Oil & Gas (6.2%)
Alon USA Energy, Inc. (S)	131,200	1,569,152
Cabot Oil & Gas Corp. Class A	56,900	3,853,837
Delek US Holdings, Inc.	114,700	1,056,387
Energy Partners, Ltd. †	267,500	3,991,100
St. Mary Land & Exploration Co.	107,560	6,952,678
Swift Energy Co. † (S)	82,500	5,449,950
		22,873,104

Pharmaceuticals (1.5%)
Owens & Minor, Inc. (S)	46,900	2,142,861
Sciele Pharma, Inc. † (S)	173,800	3,363,030
		5,505,891

Publishing (0.2%)
GateHouse Media, Inc. (S)	325,760	801,370

Real Estate (5.5%)
Arbor Realty Trust, Inc (R)	144,500	1,296,165
DiamondRock Hospitality Co. (R)	157,270	1,712,670
Entertainment Properties Trust (R)	68,762	3,399,593
Getty Realty Corp. (R)	138,600	1,997,226
Gramercy Capital Corp. (R)	124,400	1,441,796
Hersha Hospitality Trust (R)	254,324	1,920,146
M/I Schottenstein Homes, Inc.	80,800	1,270,984
MFA Mortgage Investments, Inc. (R)	464,650	3,029,518

311

Putnam VT Small Cap Value Fund

COMMON STOCKS (98.1%)* continued

	Shares	Value

Real Estate continued
NorthStar Realty Finance Corp. (R)	187,100	$1,556,672
Pennsylvania Real Estate
Investment Trust (R) (S)	111,900	2,589,366
		20,214,136

Restaurants (0.5%)
Ruby Tuesday, Inc. (S)	348,100	1,879,740

Retail (7.4%)
Brown Shoe Co., Inc. (S)	165,500	2,242,525
Cache, Inc. †	104,750	1,120,825
Haverty Furniture Cos., Inc. (S)	218,900	2,197,756
Iconix Brand Group, Inc. † (S)	137,400	1,659,792
Jos. A. Bank Clothiers, Inc. † (S)	131,000	3,504,250
Nautilus, Inc. (S)	459,251	2,332,995
OfficeMax, Inc.	66,900	929,910
Perry Ellis International, Inc. †	113,700	2,412,714
Pier 1 Imports, Inc. † (S)	596,600	2,052,304
Skechers U.S.A., Inc. Class A †	135,300	2,673,528
Sonic Automotive, Inc. (S)	139,100	1,792,999
Stage Stores, Inc.	159,550	1,861,949
Steven Madden, Ltd. †	119,800	2,201,924
		26,983,471

Semiconductor (1.5%)
Cohu, Inc.	120,300	1,766,004
GSI Group, Inc. (Canada) †	255,476	1,982,494
Ultra Clean Holdings, Inc. †	207,855	1,654,526
		5,403,024

Shipping (0.9%)
Arkansas Best Corp. (S)	88,200	3,231,648

Software (1.2%)
Chordiant Software, Inc. †	485,900	2,429,500
Parametric Technology Corp. †	116,500	1,942,055
		4,371,555

Staffing (0.6%)
Gevity HR, Inc.	440,400	2,369,352

Technology (0.8%)
CACI International, Inc. Class A † (S)	61,900	2,833,163

Technology Services (0.9%)
United Online, Inc.	316,900	3,178,507

Telecommunications (3.7%)
Brightpoint, Inc. †	263,232	1,921,594
Centennial Communications Corp. †	494,100	3,453,759
Earthlink, Inc. † (S)	299,551	2,591,116
Novatel Wireless, Inc. † (S)	316,900	3,527,097
Oplink Communications, Inc. †	228,700	2,195,520
		13,689,086

COMMON STOCKS (98.1%)* continued

	Shares	Value

Textiles (0.6%)
Phillips-Van Heusen Corp. (S)	59,700	$2,186,212

Total common stocks (cost $379,308,630)		$358,599,507

INVESTMENT COMPANIES (0.9%)*

	Shares	Value
Hercules Technology Growth Capital, Inc.	259,368	$2,316,156
MCG Capital Corp.	263,900	1,050,322

Total investment companies (cost $6,954,215)		$3,366,478

SHORT-TERM INVESTMENTS (20.3%)*

	Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities with
yields ranging from 2.00% to 3.75%
and due dates ranging from
July 1, 2008 to August 19, 2008 (d)	$71,383,192	$71,302,181
Putnam Prime Money Market Fund (e)	3,028,476	3,028,476

Total short-term investments (cost $74,330,657)		$74,330,657

Total investments (cost $460,593,502)		$436,296,642

See page 321 for Notes to the Portfolios.

312

Putnam VT Utilities Growth and Income Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (98.8%)*

	Shares	Value

Cable Television (0.2%)
Comcast Corp. Class A (S)	28,000	$531,160

Conglomerates (0.3%)
Bouygues SA (France)	14,828	977,835

Electric Utilities (63.5%)
Allegheny Energy, Inc.	24,900	1,247,739
Alliant Energy Corp.	62,458	2,139,811
American Electric Power Co., Inc.	45,200	1,818,396
CenterPoint Energy, Inc.	100,500	1,613,025
Chubu Electric Power, Inc. (Japan)	73,200	1,788,229
CMS Energy Corp. (S)	417,767	6,224,728
Consolidated Edison, Inc.	48,700	1,903,683
Constellation Energy Group, Inc.	54,814	4,500,229
Dominion Resources, Inc. (S)	260,446	12,368,581
DPL, Inc. (S)	103,652	2,734,340
DTE Energy Co.	86,500	3,671,060
Duke Energy Corp. (S)	380,526	6,613,542
E.On AG (Germany)	32,954	6,638,087
Edison International	189,315	9,727,005
Electric Power Development Co. (Japan)	27,400	1,018,261
Electricite de France (France)	21,753	2,063,031
Enel SpA (Italy) (S)	333,681	3,167,056
Entergy Corp.	132,114	15,917,095
Exelon Corp.	314,815	28,320,757
FirstEnergy Corp.	161,335	13,282,711
FPL Group, Inc.	188,993	12,394,161
Iberdrola SA (Spain)	244,533	3,269,755
ITC Holdings Corp. (S)	73,800	3,771,918
Kyushu Electric Power Co., Inc. (Japan)	36,300	760,102
Northeast Utilities	148,225	3,784,184
NSTAR	23,000	777,860
PG&E Corp.	292,179	11,596,585
PNM Resources, Inc. (S)	324,100	3,876,236
Progress Energy, Inc.	58,332	2,440,028
Public Power Corp. SA (Greece)	28,470	990,307
Public Service Enterprise Group, Inc.	257,096	11,808,419
RWE AG (Germany)	29,406	3,710,612
SCANA Corp. (S)	35,100	1,298,700
Sierra Pacific Resources	419,258	5,328,769
Southern Co. (The) (S)	160,068	5,589,575
Suez SA (France)	71,413	4,851,440
Wisconsin Energy Corp.	161,604	7,307,733
		210,313,750

Energy (Other) (0.2%)
Comverge, Inc. † (S)	57,600	805,248

Natural Gas Utilities (11.4%)
Energen Corp.	33,800	2,637,414
Equitable Resources, Inc. (S)	143,745	9,927,030
MDU Resources Group, Inc. (S)	76,444	2,664,838

COMMON STOCKS (98.8%)* continued

	Shares	Value

Natural Gas Utilities continued
NiSource, Inc. (S)	54,900	$983,808
Questar Corp.	87,368	6,206,623
Sempra Energy	147,271	8,313,448
Spectra Energy Corp.	150,313	4,319,996
Toho Gas Co., Ltd. (Japan)	141,000	774,024
Tokyo Gas Co., Ltd. (Japan)	496,000	2,002,339
		37,829,520

Oil & Gas (1.7%)
Williams Cos., Inc. (The) (S)	138,674	5,589,949

Power Producers (6.0%)
AES Corp. (The) †	421,007	8,087,544
Cheung Kong Infrastructure Holdings,
Ltd. (Hong Kong)	162,000	685,657
Dynegy, Inc. Class A †	254,042	2,172,059
Mirant Corp. † (S)	59,300	2,321,595
NRG Energy, Inc. † (S)	90,143	3,867,135
Ormat Technologies, Inc. (S)	53,700	2,640,966
		19,774,956

Regional Bells (4.0%)
AT&T, Inc.	202,500	6,822,225
Verizon Communications, Inc.	183,250	6,487,050
		13,309,275

Telecommunications (8.7%)
BT Group PLC (United Kingdom)	588,000	2,338,809
Digi.com Berhad (Malaysia)	219,900	1,609,681
France Telecom SA (France)	119,224	3,500,825
Koninklijke (Royal) KPN NV (Netherlands)	174,558	2,984,959
NTT DoCoMo, Inc. (Japan)	1,133	1,667,117
Sprint Nextel Corp.	220,200	2,091,900
StarHub, Ltd. (Singapore)	553,450	1,160,145
Swisscom AG (Switzerland)	2,479	825,749
Telefonica SA (Spain)	263,521	6,966,567
Telekom Austria AG (Austria)	60,357	1,306,486
Telus Corp. (Canada)	39,022	1,591,334
Vodafone Group PLC (United Kingdom)	977,461	2,882,042
		28,925,614

Telephone (0.5%)
Belgacom SA (Belgium)	10,454	451,090
Hellenic Telecommunication Organization
(OTE) SA (Greece)	41,790	1,037,360
		1,488,450

Transportation Services (1.5%)
Asciano Group (Australia)	224,923	748,171
Deutsche Post AG (Germany)	77,963	2,034,438
Macquarie Airports (Australia)	585,220	1,155,643
Macquarie Infrastructure Group (Australia)	516,952	1,149,676
		5,087,928

313

Putnam VT Utilities Growth and Income Fund

COMMON STOCKS (98.8%)* continued

	Shares	Value

Utilities & Power (0.8%)
Babcock & Brown Wind Partners (Australia)	531,754	$838,521
EDF Energies Nouvelles SA (France)	14,263	956,372
Tenaga Nasional Berhad (Malaysia)	354,700	885,392
		2,680,285

Total common stocks (cost $206,783,565)		$327,313,970

SHORT-TERM INVESTMENTS (16.8%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	2,116,347	$2,116,347
Short-term investments held as
collateral for loaned securities
with yields ranging from 2.00% to
3.75% and due dates ranging from
July 1, 2008 to August 19, 2008 (d)	$53,477,358	53,420,016

Total short-term investments (cost $55,536,363)		$55,536,363

Total investments (cost $262,319,928)		$382,850,333

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at June 30, 2008
(as a percentage of Portfolio Value):
United States	79.1%
Germany	3.8
France	3.7
Spain	3.1
Japan	2.4
United Kingdom	1.6
Australia	1.2
Italy	1.0
Netherlands	0.9
Malaysia	0.8
Greece	0.6
Canada	0.5
Other	1.3

Total	100.0%

See page 321 for Notes to the Portfolios.

314

Putnam VT Vista Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (96.1%)*

	Shares	Value

Aerospace and Defense (1.5%)
Alliant Techsystems, Inc. † (S)	15,500	$1,576,040
Goodrich Corp.	4,257	202,037
L-3 Communications Holdings, Inc.	6,000	545,220
Precision Castparts Corp.	16,621	1,601,766
		3,925,063

Automotive (1.2%)
AutoZone, Inc. †	27,700	3,351,977

Banking (1.2%)
Northern Trust Corp.	48,500	3,325,645

Biotechnology (1.7%)
Genzyme Corp. †	28,800	2,074,176
Illumina, Inc. † (S)	17,500	1,524,425
Martek Biosciences Corp. † (S)	33,300	1,122,543
		4,721,144

Broadcasting (0.4%)
CTC Media, Inc. (Russia) †	41,100	1,013,526

Chemicals (4.8%)
Albemarle Corp.	59,546	2,376,481
Celanese Corp. Ser. A	53,400	2,438,244
CF Industries Holdings, Inc.	14,400	2,200,320
Mosaic Co. (The) † (S)	23,800	3,443,860
Sigma-Adrich Corp.	45,500	2,450,630
		12,909,535

Coal (3.5%)
Alpha Natural Resources, Inc. †	14,000	1,460,060
CONSOL Energy, Inc.	12,000	1,348,440
Massey Energy Co.	51,644	4,841,625
Peabody Energy Corp.	19,000	1,672,950
		9,323,075

Commercial and Consumer Services (1.5%)
Dun & Bradstreet Corp. (The)	18,400	1,612,576
Equifax, Inc.	42,658	1,434,162
H&R Block, Inc.	45,600	975,840
		4,022,578

Communications Equipment (2.5%)
F5 Networks, Inc. †	78,300	2,225,286
Harris Corp.	52,500	2,650,725
Juniper Networks, Inc. †	79,800	1,769,964
		6,645,975

Computers (1.8%)
NCR Corp. †	53,400	1,345,680
Seagate Technology (Cayman Islands) (S)	110,222	2,108,547
Teradata Corp. †	57,876	1,339,251
		4,793,478

COMMON STOCKS (96.1%)* continued

	Shares	Value

Conglomerates (0.6%)
Walter Industries, Inc.	15,100	$1,642,427

Consumer Finance (1.4%)
Mastercard, Inc. Class A	14,200	3,770,384

Consumer Goods (1.1%)
Church & Dwight Co., Inc. (S)	54,500	3,071,075

Electric Utilities (1.0%)
Edison International	39,100	2,008,958
PNM Resources, Inc.	55,600	664,976
		2,673,934

Electrical Equipment (0.3%)
Molex, Inc.	36,000	878,760

Electronics (7.2%)
Agilent Technologies, Inc. † (S)	91,700	3,259,018
Altera Corp.	160,400	3,320,280
Amphenol Corp. Class A (S)	27,600	1,238,688
Analog Devices, Inc.	49,600	1,575,792
Marvell Technology Group, Ltd. (Bermuda) †	126,700	2,237,522
NVIDIA Corp. †	113,700	2,128,464
QLogic Corp. †	93,900	1,370,001
Synopsys, Inc. †	79,900	1,910,409
Thermo Electron Corp. †	24,000	1,337,520
Xilinx, Inc.	44,800	1,131,200
		19,508,894

Energy (Oil Field) (10.0%)
BJ Services Co. (S)	59,500	1,900,430
Cameron International Corp. † (S)	80,400	4,450,140
Dresser-Rand Group, Inc. †	47,300	1,849,430
FMC Technologies, Inc. †	53,600	4,123,448
National-Oilwell Varco, Inc. †	34,900	3,096,328
Noble Corp.	59,300	3,852,128
Oceaneering International, Inc. †	20,500	1,579,525
Smith International, Inc.	51,000	4,240,140
Weatherford International, Ltd. †	37,800	1,874,502
		26,966,071

Energy (Other) (0.9%)
Covanta Holding Corp. †	52,000	1,387,880
First Solar, Inc. † (S)	3,700	1,009,434
		2,397,314

Engineering & Construction (3.7%)
Fluor Corp.	28,400	5,284,672
McDermott International, Inc. †	73,900	4,573,671
		9,858,343

Environmental (1.6%)
Foster Wheeler, Ltd. †	60,100	4,396,315

315

Putnam VT Vista Fund

COMMON STOCKS (96.1%)* continued

	Shares	Value

Financial (0.9%)
Assurant, Inc.	35,400	$2,334,984

Health Care Services (3.6%)
AMERIGROUP Corp. †	55,674	1,158,019
BioMarin Pharmaceuticals, Inc. † (S)	24,900	721,602
Charles River Laboratories International, Inc. †	32,500	2,077,400
IMS Health, Inc.	41,800	973,940
Laboratory Corp. of America Holdings † (S)	30,400	2,116,752
Pediatrix Medical Group, Inc. †	31,400	1,545,822
Pharmaceutical Product Development, Inc.	25,900	1,111,110
		9,704,645

Investment Banking/Brokerage (1.6%)
BlackRock, Inc.	17,800	3,150,600
T. Rowe Price Group, Inc.	20,800	1,174,576
		4,325,176

Machinery (1.9%)
AGCO Corp. †	58,300	3,055,503
Joy Global, Inc.	26,300	1,994,329
		5,049,832

Manufacturing (1.7%)
Actuant Corp. Class A (S)	41,200	1,291,620
Dover Corp.	69,500	3,361,715
		4,653,335

Medical Technology (5.1%)
C.R. Bard, Inc.	42,400	3,729,080
DENTSPLY International, Inc.	56,200	2,068,160
Edwards Lifesciences Corp. † (S)	26,400	1,637,856
St. Jude Medical, Inc. †	65,500	2,677,640
Varian Medical Systems, Inc. † (S)	32,000	1,659,200
Waters Corp. †	32,400	2,089,800
		13,861,736

Metal Fabricators (0.3%)
Mueller Industries, Inc.	25,600	824,320

Metals (5.7%)
Agnico-Eagle Mines, Ltd. (Canada)	15,400	1,145,298
AK Steel Holding Corp.	52,100	3,594,900
Cleveland-Cliffs, Inc.	19,300	2,300,367
Kinross Gold Corp. (Canada)	37,800	892,458
Southern Copper Corp. (S)	34,100	3,636,083
United States Steel Corp.	21,300	3,935,814
		15,504,920

Natural Gas Utilities (1.6%)
Equitable Resources, Inc.	39,500	2,727,870
ONEOK, Inc.	32,000	1,562,560
		4,290,430

COMMON STOCKS (96.1%)* continued

	Shares	Value
Oil & Gas (5.1%)
Chesapeake Energy Corp. (S)	26,900	$1,774,324
Denbury Resources, Inc. †	39,300	1,434,450
Noble Energy, Inc.	42,000	4,223,520
Patterson-UTI Energy, Inc.	37,700	1,358,708
Southwestern Energy Co. †	65,100	3,099,411
Ultra Petroleum Corp. †	18,800	1,846,160
		13,736,573

Pharmaceuticals (2.0%)
Cephalon, Inc. † (S)	32,300	2,154,087
Watson Pharmaceuticals, Inc. † (S)	121,300	3,295,721
		5,449,808

Power Producers (0.3%)
AES Corp. (The) †	39,600	760,716

Restaurants (2.1%)
Burger King Holdings, Inc.	92,200	2,470,038
Yum! Brands, Inc. (S)	94,600	3,319,514
		5,789,552

Retail (6.1%)
Advance Auto Parts, Inc.	27,300	1,060,059
Aeropostale, Inc. †	33,850	1,060,521
BJ’s Wholesale Club, Inc. † (S)	77,300	2,991,510
Buckle, Inc. (The)	23,500	1,074,655
Priceline.com, Inc. † (S)	19,400	2,239,924
TJX Cos., Inc. (The)	130,100	4,094,247
Urban Outfitters, Inc. †	76,500	2,386,035
Wolverine World Wide, Inc.	63,100	1,682,877
		16,589,828

Schools (0.2%)
Apollo Group, Inc. Class A †	15,200	672,752

Semiconductor (1.0%)
Linear Technology Corp. (S)	86,000	2,801,020

Shipping (0.9%)
Atlas Air Worldwide Holdings, Inc. †	4,685	231,720
Kirby Corp. †	44,200	2,121,600
		2,353,320

Software (3.6%)
Activision, Inc. †	40,500	1,379,834
Akamai Technologies, Inc. † (S)	38,700	1,346,373
BMC Software, Inc. † #	44,919	1,617,084
Informatica Corp. †	64,300	967,072
McAfee, Inc. †	74,000	2,518,220
Red Hat, Inc. † (S)	96,700	2,000,723
		9,829,306

Technology (1.0%)
Affiliated Computer Services, Inc. Class A †	49,500	2,647,755

316

Putnam VT Vista Fund

COMMON STOCKS (96.1%)* continued

	Shares	Value

Telecommunications (0.4%)
NeuStar, Inc. Class A † (S)	45,900	$989,604

Textiles (1.3%)
Coach, Inc. †	46,200	1,334,256
Hanesbrands, Inc. †	43,300	1,175,162
Polo Ralph Lauren Corp.	17,200	1,079,816
		3,589,234

Toys (0.7%)
Hasbro, Inc. (S)	50,800	1,814,576

Transportation Services (0.5%)
Landstar Systems, Inc.	22,900	1,264,538

Waste Management (0.6%)
Stericycle, Inc. †	28,900	1,494,130

Total common stocks (cost $233,327,767)		$259,527,603

SHORT-TERM INVESTMENTS (17.0%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	8,168,656	$8,168,656
Short-term investments held as
collateral for loaned securities
with yields ranging from 2.00%
to 3.75% and due dates ranging from
July 1, 2008 to August 19, 2008 (d)	$37,709,979	37,667,183

Total short-term investments (cost $45,835,839)		$45,835,839

Total investments (cost $279,163,606)		$305,363,442

FUTURES CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

Number of			Expiration	Unrealized
	contracts	Value	date	depreciation

NASDAQ 100 Index
E-Mini (Long)	39	$1,439,880	Sep-08	$(49,746)
Russell 2000 Index
Mini (Long)	14	968,380	Sep-08	(26,214)
S&P 500 Index (Long)	4	1,281,100	Sep-08	(40,778)
S&P Mid Cap 400 Index
E-Mini (Long)	70	5,748,400	Sep-08	(161,504)

Total				$(278,242)

See page 321 for Notes to the Portfolios.

317

Putnam VT Voyager Fund

The fund’s portfolio
6/30/08 (Unaudited)

COMMON STOCKS (92.5%)*

	Shares	Value

Advertising and Marketing Services (0.8%)
Omnicom Group, Inc.	211,404	$9,487,812

Aerospace and Defense (3.7%)
Alliant Techsystems, Inc. † (S)	29,100	2,958,888
Boeing Co. (The)	305,900	20,103,748
L-3 Communications Holdings, Inc.	60,400	5,488,548
United Technologies Corp.	237,200	14,635,240
		43,186,424

Banking (0.5%)
Northern Trust Corp.	85,000	5,828,450

Beverage (2.4%)
Coca-Cola Co. (The)	169,100	8,789,818
Pepsi Bottling Group, Inc. (The)	255,000	7,119,600
PepsiCo, Inc.	185,900	11,821,381
		27,730,799

Biotechnology (2.0%)
Amgen, Inc. †	133,300	6,286,428
Biogen Idec, Inc. †	145,300	8,120,817
Genzyme Corp. †	123,400	8,887,268
		23,294,513

Cable Television (0.7%)
DirecTV Group, Inc. (The) †	334,600	8,669,486

Chemicals (2.6%)
Celanese Corp. Ser. A	62,700	2,862,882
Monsanto Co.	144,300	18,245,292
Potash Corp. of Saskatchewan (Canada)	43,200	9,874,224
		30,982,398

Commercial and Consumer Services (0.9%)
Dun & Bradstreet Corp. (The)	66,411	5,820,260
Equifax, Inc.	123,100	4,138,622
		9,958,882

Communications Equipment (3.0%)
Cisco Systems, Inc. †	1,384,400	32,201,144
Corning, Inc.	144,600	3,333,030
		35,534,174

Computers (9.4%)
Apple Computer, Inc. † #	217,800	36,468,432
EMC Corp. †	833,100	12,238,239
Hewlett-Packard Co.	522,192	23,086,108
IBM Corp.	299,300	35,476,029
NetApp, Inc. † (S)	123,100	2,666,346
		109,935,154

Conglomerates (0.8%)
Honeywell International, Inc.	109,100	5,485,548
Tyco International, Ltd. (Bermuda) (S)	89,700	3,591,588
		9,077,136

COMMON STOCKS (92.5%)* continued

	Shares	Value

Consumer Finance (0.3%)
Mastercard, Inc. Class A	14,200	$3,770,384

Consumer Goods (2.8%)
Clorox Co.	66,600	3,476,520
Colgate-Palmolive Co.	71,000	4,906,100
Procter & Gamble Co. (The)	339,500	20,644,995
Unilever NV (NY Shares)
(Netherlands) (S)	123,900	3,518,760
		32,546,375

Consumer Services (0.1%)
Netflix, Inc. † (S)	32,700	852,489

Containers (0.3%)
Owens-Illinois, Inc. †	72,000	3,001,680

Electric Utilities (0.9%)
Edison International	37,400	1,921,612
FirstEnergy Corp.	33,200	2,733,356
Public Service Enterprise Group, Inc.	122,200	5,612,646
		10,267,614

Electrical Equipment (0.3%)
Emerson Electric Co.	67,800	3,352,710

Electronics (4.6%)
Intel Corp.	1,381,800	29,681,064
MEMC Electronic Materials, Inc. †	75,100	4,621,654
National Semiconductor Corp. (S)	250,900	5,153,486
Texas Instruments, Inc. (S)	476,500	13,418,240
Watts Water Technologies, Inc. Class A (S)	41,100	1,023,390
		53,897,834

Energy (Oil Field) (4.5%)
Dresser-Rand Group, Inc. †	136,500	5,337,150
ENSCO International, Inc.	62,900	5,078,546
FMC Technologies, Inc. †	73,300	5,638,969
National-Oilwell Varco, Inc. †	133,454	11,840,039
Noble Corp.	41,600	2,702,336
Pride International, Inc. †	104,100	4,922,889
Schlumberger, Ltd.	64,200	6,897,006
Tidewater, Inc. (S)	62,800	4,083,884
Transocean, Inc. †	42,600	6,491,814
		52,992,633

Energy (Other) (0.3%)
First Solar, Inc. † (S)	13,600	3,710,352

Financial (0.3%)
Nasdaq OMX Group, Inc. (The) †	110,800	2,941,740

Food (0.5%)
Bunge, Ltd. (S)	32,000	3,446,080
Sara Lee Corp.	197,100	2,414,475
		5,860,555

318

Putnam VT Voyager Fund

COMMON STOCKS (92.5%)* continued

	Shares	Value

Gaming & Lottery (0.1%)
International Game Technology	64,300	$1,606,214

Health Care Services (2.4%)
Aetna, Inc.	142,200	5,763,366
Express Scripts, Inc. †	149,300	9,364,096
Humana, Inc. †	90,500	3,599,185
Medco Health Solutions, Inc. †	118,100	5,574,320
WellPoint, Inc. †	86,300	4,113,058
		28,414,025

Insurance (0.4%)
AFLAC, Inc.	77,400	4,860,720

Investment Banking/Brokerage (2.3%)
Blackstone Group LP (The)	396,200	7,214,802
Federated Investors, Inc.	36,600	1,259,772
Goldman Sachs Group, Inc. (The)	45,600	7,975,440
State Street Corp.	113,200	7,243,668
T. Rowe Price Group, Inc.	47,600	2,687,972
		26,381,654

Machinery (4.6%)
AGCO Corp. † (S)	99,000	5,188,590
Caterpillar, Inc. (S)	249,900	18,447,618
Cummins, Inc.	54,100	3,544,632
Deere (John) & Co. (S)	64,400	4,645,172
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	62,600	2,343,118
Joy Global, Inc.	150,600	11,419,998
Parker-Hannifin Corp. (S)	44,500	3,173,740
Terex Corp. †	103,700	5,327,069
		54,089,937

Manufacturing (0.3%)
Mettler-Toledo International, Inc. †	41,400	3,927,204

Media (0.6%)
Time Warner, Inc.	231,700	3,429,160
Walt Disney Co. (The) (S)	104,900	3,272,880
		6,702,040

Medical Technology (4.3%)
Baxter International, Inc.	41,900	2,679,086
Becton, Dickinson and Co.	164,200	13,349,460
Intuitive Surgical, Inc. †	10,900	2,936,460
Medtronic, Inc.	326,700	16,906,725
St. Jude Medical, Inc. †	224,100	9,161,208
Varian Medical Systems, Inc. † (S)	48,700	2,525,095
Zimmer Holdings, Inc. †	36,000	2,449,800
		50,007,834

Metals (1.4%)
Freeport-McMoRan Copper & Gold, Inc.
Class B (S)	54,100	6,339,979
Nucor Corp.	32,500	2,426,775

COMMON STOCKS (92.5%)* continued

	Shares	Value
Metals continued
Southern Copper Corp. (S)	33,100	$3,529,453
United States Steel Corp.	20,400	3,769,512
		16,065,719

Oil & Gas (7.9%)
Chevron Corp. (S)	120,800	11,974,904
ConocoPhillips	77,200	7,286,908
Devon Energy Corp. (S)	60,200	7,233,632
Exxon Mobil Corp.	250,700	22,094,191
Hess Corp. (S)	76,900	9,704,011
Marathon Oil Corp.	74,400	3,859,128
Occidental Petroleum Corp.	154,100	13,847,426
Sunoco, Inc. (S)	160,000	6,510,400
Tesoro Corp. (S)	104,400	2,063,988
Valero Energy Corp.	193,400	7,964,212
		92,538,800

Pharmaceuticals (3.2%)
Cephalon, Inc. † (S)	39,300	2,620,917
Eli Lilly & Co.	103,500	4,777,560
Forest Laboratories, Inc. †	62,000	2,153,880
Johnson & Johnson	216,800	13,948,912
Merck & Co., Inc.	208,800	7,869,672
Schering-Plough Corp.	292,000	5,749,480
		37,120,421

Power Producers (0.8%)
AES Corp. (The) †	354,400	6,808,024
NRG Energy, Inc. †	71,400	3,063,060
		9,871,084

Publishing (0.2%)
McGraw-Hill Cos., Inc. (The) (S)	59,215	2,375,706

Railroads (0.4%)
CSX Corp.	38,500	2,418,185
Norfolk Southern Corp. (S)	40,300	2,525,601
		4,943,786

Real Estate (1.1%)
CB Richard Ellis Group, Inc. Class A †	579,275	11,122,080
Jones Lang LaSalle, Inc.	37,899	2,281,141
		13,403,221

Restaurants (1.3%)
Brinker International, Inc.	31,000	585,900
McDonald’s Corp.	43,200	2,428,704
Starbucks Corp. †	142,200	2,238,228
Yum! Brands, Inc.	300,800	10,555,072
		15,807,904

Retail (5.2%)
Abercrombie & Fitch Co. Class A	36,900	2,312,892
Amazon.com, Inc. † (S)	39,600	2,903,868
Best Buy Co., Inc.	59,500	2,356,200

319

Putnam VT Voyager Fund

COMMON STOCKS (92.5%)* continued

	Shares	Value

Retail continued
Big Lots, Inc. † (S)	76,200	$2,380,488
BJ’s Wholesale Club, Inc. † (S)	33,400	1,292,580
Costco Wholesale Corp. (S)	55,800	3,913,812
CVS Caremark Corp.	287,800	11,388,246
Dollar Tree, Inc. † (S)	58,815	1,922,662
GameStop Corp. †	53,600	2,165,440
Kroger Co.	207,000	5,976,090
Lowe’s Cos., Inc. (S)	261,800	5,432,350
Priceline.com, Inc. † (S)	29,400	3,394,524
Ross Stores, Inc.	28,800	1,022,976
Safeway, Inc.	163,800	4,676,490
TJX Cos., Inc. (The)	213,800	6,728,286
Urban Outfitters, Inc. † (S)	104,200	3,249,998
		61,116,902

Shipping (0.4%)
Kirby Corp. †	66,200	3,177,600
Ryder System, Inc.	18,700	1,288,056
		4,465,656

Software (7.3%)
Activision, Inc. †	138,100	4,705,067
Adobe Systems, Inc. †	351,700	13,853,463
Autodesk, Inc. †	140,000	4,733,400
Microsoft Corp.	1,724,700	47,446,497
Oracle Corp. †	461,400	9,689,400
Symantec Corp. † (S)	297,200	5,750,820
		86,178,647

Technology Services (3.9%)
Accenture, Ltd. Class A (Bermuda) (S)	243,200	9,903,104
eBay, Inc. † (S)	464,300	12,689,319
Google, Inc. Class A †	40,608	21,376,863
Yahoo!, Inc. † (S)	113,600	2,346,976
		46,316,262

Textiles (0.9%)
Coach, Inc. †	225,500	6,512,440
NIKE, Inc. Class B (S)	70,300	4,190,583
		10,703,023

Tire & Rubber (0.1%)
Goodyear Tire & Rubber Co. (The) †	91,900	1,638,577

Tobacco (1.2%)
Altria Group, Inc.	269,500	5,540,920
Philip Morris International, Inc.	162,500	8,025,875
		13,566,795

Waste Management (0.4%)
Republic Services, Inc.	151,600	4,502,520

Water Utilities (0.1%)
Veolia Environnement ADR (France) (S)	17,900	999,715

Total common stocks (cost $994,134,251)		$1,084,483,960

INVESTMENT COMPANIES (0.1%)* (cost $1,299,446)

			Shares	Value

iShares FTSE/Xinhua China 25 Index Fund			8,500	$1,117,665

SHORT-TERM INVESTMENTS (15.1%)*

			Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 2.00%
to 3.75% and due dates ranging
from July 1, 2008 to
August 19, 2008 (d)			$100,690,437	$100,576,165
Putnam Prime Money Market Fund (e)			76,171,381	76,171,381

Total short-term investments (cost $176,747,546)				$176,747,546

Total investments (cost $1,172,181,243)				$1,262,349,171

FUTURES CONTRACTS OUTSTANDING at 6/30/08 (Unaudited)

Number of			Expiration	Unrealized
	contracts	Value	date	depreciation

NASDAQ 100 Index
E-Mini (Long)	477	$17,610,840	Sep-08	$(746,808)
S&P 500 Index (Long)	220	70,460,500	Sep-08	(2,643,328)

Total				$(3,390,136)

See page 321 for Notes to the Portfolios.

320

PUTNAM VARIABLE TRUST

Notes to the Portfolios
6/30/08 (Unaudited)

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
SEK	Swedish Krona
USD / $	United States Dollar
ZAR	South African Rand

* Percentages indicated are based on the fund’s net assets.

** The Moody’s, Standard & Poor’s or Fitch’s ratings indicated are believed to be the most recent ratings available at June 30, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at June 30, 2008. Securities rated by Putnam are indicated by“/P.” Securities rated by Fitch are indicated by“/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at June 30, 2008 and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

*** Security is in default of principal and interest.

† Non-income-producing security.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. Total market value of restricted securities held at June 30, 2008:

	Total market value of	Percentage of
Fund	restricted securities	net assets

Putnam VT Discovery Growth Fund	$5	<0.1%
Putnam VT Diversified Income Fund	179,709	<0.1%
Putnam VT Global Asset Allocation Fund	91,843	<0.1%
Putnam VT High Yield Fund	58,174	<0.1%

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the custodian to cover margin requirements for futures contracts on Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Income Fund, Putnam VT Research Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund at June 30, 2008.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at June 30, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs. On June 30, 2008, fair value pricing was also used for certain foreign securities in certain portfolios (Note 1).

(M) The security’s effective maturity date is less than one year.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at June 30, 2008.

(U) These securities, in part or in entirety, represent unfunded loan commitments (Note 7).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
321

PUTNAM VARIABLE TRUST

Notes to the Portfolios (Continued)
6/30/08 (Unaudited)

At June 30, 2008, the following funds had liquid assets designated as collateral for one or more of the following: open forward commitments, swap contracts, forward contracts, options and/or futures contracts:

Fund	Amount of liquid assets

Putnam VT American Government Income Fund	$45,181,797
Putnam VT Discovery Growth Fund	76,709
Putnam VT Diversified Income Fund	194,184,063
Putnam VT The George Putnam Fund of Boston	182,862,807
Putnam VT Global Asset Allocation Fund	91,126,392
Putnam VT Global Equity Fund	2,546,593
Putnam VT Health Sciences Fund	419,781
Putnam VT High Yield Fund	12,389,763
Putnam VT Income Fund	376,053,148
Putnam VT International Equity Fund	10,042,633
Putnam VT International Growth and Income Fund	1,112,833
Putnam VT International New Opportunities Fund	597,211
Putnam VT New Opportunities Fund	31,992
Putnam VT OTC & Emerging Growth Fund	224,647
Putnam VT Research Fund	662,871
Putnam VT Vista Fund	9,437,760
Putnam VT Voyager Fund	88,071,340

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Variable Rate Demand Notes (VRDN), Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at June 30, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income.The interest rates shown are the current interest rates at June 30, 2008.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on each fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of each fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the valuation inputs used to value each fund’s net assets as of June 30, 2008:

	Investments in Securities

Fund	Level 1	Level 2	Level 3	Subtotal

Putnam VT American Government Income Fund	$16,978,518	$250,714,853	$3,455,472	$271,148,843
Putnam VT Capital Appreciation Fund	29,757,328	305,812	—	30,063,140
Putnam VT Capital Opportunities Fund	31,368,577	—	—	31,368,577
Putnam VT Discovery Growth Fund	28,472,805	436,059	5	28,908,869
Putnam VT Diversified Income Fund	19,577	817,911,121	9,589,008	827,519,706
Putnam VT Equity Income Fund	200,676,364	3,615,200	—	204,291,564
Putnam VT The George Putnam Fund of Boston	191,308,576	512,281,620	10,605,225	714,195,421
Putnam VT Global Asset Allocation Fund	169,053,026	328,720,138	4,324,984	502,098,148
Putnam VT Global Equity Fund	316,336,934	116,374,887	—	432,711,821
Putnam VT Growth and Income Fund	2,142,838,243	244,906,966	—	2,387,745,209
Putnam VT Growth Opportunities Fund	35,113,442	130,250	—	35,243,692

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
322

PUTNAM VARIABLE TRUST

Notes to the Portfolios (Continued)
6/30/08 (Unaudited)

	Investments in Securities

Fund	Level 1	Level 2	Level 3	Subtotal

Putnam VT Health Sciences Fund	$147,310,974	$ 42,182,559	$—	$189,493,533
Putnam VT High Yield Fund	20,604,879	446,816,242	296,634	467,717,755
Putnam VT Income Fund	50,369,484	1,334,116,071	31,712,253	1,416,197,808
Putnam VT International Equity Fund	302,809,607	689,898,153	—	992,707,760
Putnam VT International Growth and Income Fund	135,525,970	201,963,456	15,070	337,504,496
Putnam VT International New Opportunities Fund	89,364,948	141,929,262	—	231,294,210
Putnam VT Investors Fund	359,270,702	46,773,805	—	406,044,507
Putnam VT Mid Cap Value Fund	61,411,682	8,613,740	—	70,025,422
Putnam VT Money Market Fund	15,524,079	442,395,196	—	457,919,275
Putnam VT New Opportunities Fund	842,763,470	99,697,020	—	942,460,490
Putnam VT New Value Fund	372,785,037	45,029,390	—	417,814,427
Putnam VT OTC & Emerging Growth Fund	58,692,499	5,367,322	—	64,059,821
Putnam VT Research Fund	105,319,244	4,773,225	—	110,092,469
Putnam VT Small Cap Value Fund	363,372,466	72,924,176	—	436,296,642
Putnam VT Utilities Growth and Income Fund	278,477,497	104,372,836	—	382,850,333
Putnam VT Vista Fund	267,696,259	37,667,183	—	305,363,442
Putnam VT Voyager Fund	1,161,773,006	100,576,165	—	1,262,349,171

	Other Financial Instruments

Fund	Level 1	Level 2	Level 3	Subtotal

Putnam VT American Government Income Fund	$1,407,294	$(3,725,257)	$—	$(2,317,963)
Putnam VT Capital Appreciation Fund	—	—	—	—
Putnam VT Capital Opportunities Fund	—	—	—	—
Putnam VT Discovery Growth Fund	—	—	—	—
Putnam VT Diversified Income Fund	836,578	(23,470,817)	—	(22,634,239)
Putnam VT Equity Income Fund	—	—	—	—
Putnam VT The George Putnam Fund of Boston	729,633	(16,792,783)	—	(16,063,150)
Putnam VT Global Asset Allocation Fund	2,834,437	(6,615,034)	—	(3,780,597)
Putnam VT Global Equity Fund	(68,193)	1,226,218	—	1,158,025
Putnam VT Growth and Income Fund	—	—	—	—
Putnam VT Growth Opportunities Fund	—	—	—	—
Putnam VT Health Sciences Fund	—	(419,781)	—	(419,781)
Putnam VT High Yield Fund	—	2,437,279	—	2,437,279
Putnam VT Income Fund	4,506,016	(54,444,542)	—	(49,938,526)
Putnam VT International Equity Fund	—	4,800,599	—	4,800,599
Putnam VT International Growth and Income Fund	—	1,112,833	—	1,112,833
Putnam VT International New Opportunities Fund	—	597,231	—	597,231
Putnam VT Investors Fund	—	—	—	—
Putnam VT Mid Cap Value Fund	—	—	—	—
Putnam VT Money Market Fund	—	—	—	—
Putnam VT New Opportunities Fund	—	(14,517)	—	(14,517)
Putnam VT New Value Fund	—	—	—	—
Putnam VT OTC & Emerging Growth Fund	—	—	—	—
Putnam VT Research Fund	(9,708)	(22,321)	—	(32,029)
Putnam VT Small Cap Value Fund	—	—	—	—
Putnam VT Utilities Growth and Income Fund	—	—	—	—
Putnam VT Vista Fund	(278,242)	—	—	(278,242)
Putnam VT Voyager Fund	(3,390,136)	—	—	(3,390,136)

Other financial instruments include futures, written options,TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
323

PUTNAM VARIABLE TRUST

Notes to the Portfolios (Continued)
6/30/08 (Unaudited)

The following is a reconciliation of Level 3 assets as of June 30, 2008:

Putnam VT American Government Income Fund
	Investment in Securities	Other Financial Instruments

Balance as of December 31, 2007	$—	$—
Accrued discounts/premiums	—	—
Realized gain / loss	—	—
Change in net unrealized appreciation (depreciation)	—	—
Net purchases / sales	—	—
Net transfers in and/or out of Level 3	3,455,472	—

Balance as of June 30, 2008	$3,455,472	$—

Putnam VT Discovery Growth Fund
	Investment in Securities	Other Financial Instruments

Balance as of December 31, 2007	$1,103	$—
Accrued discounts/premiums	—	—
Realized gain / loss	1,029	—
Change in net unrealized appreciation (depreciation)	(1,098)	—
Net purchases / sales	(1,029)	—
Net transfers in and/or out of Level 3	—	—

Balance as of June 30, 2008	$5	$—

Putnam VT Diversified Income Fund
	Investment in Securities	Other Financial Instruments

Balance as of December 31, 2007	$94,703	$—
Accrued discounts/premiums	—	—
Realized gain / loss	(1,079,780)	—
Change in net unrealized appreciation (depreciation)	1,078,036	—
Net purchases / sales	88	—
Net transfers in and/or out of Level 3	9,495,961	—

Balance as of June 30, 2008	$9,589,008	$—

Putnam VT The George Putnam Fund of Boston
	Investment in Securities	Other Financial Instruments

Balance as of December 31, 2007	$—	$—
Accrued discounts/premiums	—	—
Realized gain / loss	—	—
Change in net unrealized appreciation (depreciation)	—	—
Net purchases / sales	—	—
Net transfers in and/or out of Level 3	10,605,225	—

Balance as of June 30, 2008	$10,605,225	$—

Putnam VT Global Asset Allocation Fund
	Investment in Securities	Other Financial Instruments

Balance as of December 31, 2007	$24	$—
Accrued discounts/premiums	—	—
Realized gain / loss	(130,975)	—
Change in net unrealized appreciation (depreciation)	119,567	—
Net purchases / sales	16,320	—
Net transfers in and/or out of Level 3	4,320,048	—

Balance as of June 30, 2008	$4,324,984	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
324

PUTNAM VARIABLE TRUST

Notes to the Portfolios (Continued)
6/30/08 (Unaudited)

Putnam VT High Yield Fund
	Investment in Securities	Other Financial Instruments

Balance as of December 31, 2007	$299,261	$—
Accrued discounts/premiums	—	—
Realized gain / loss	(3,551,614)	—
Change in net unrealized appreciation (depreciation)	3,543,426	—
Net purchases / sales	5,561	—
Net transfers in and/or out of Level 3	—	—

Balance as of June 30, 2008	$296,634	$—

Putnam VT Income Fund
	Investment in Securities	Other Financial Instruments

Balance as of December 31, 2007	$—	$—
Accrued discounts/premiums	—	—
Realized gain / loss	—	—
Change in net unrealized appreciation (depreciation)	—	—
Net purchases / sales	—	—
Net transfers in and/or out of Level 3	31,712,253	—

Balance as of June 30, 2008	$31,712,253	$—

Putnam VT International Growth and Income Fund
	Investment in Securities	Other Financial Instruments

Balance as of December 31, 2007	$—	$—
Accrued discounts/premiums	—	—
Realized gain / loss	—	—
Change in net unrealized appreciation (depreciation)	(45,416)	—
Net purchases / sales	60,486	—
Net transfers in and/or out of Level 3	—	—

Balance as of June 30, 2008	$15,070	$—

Other financial instruments include futures, written options,TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/ (depreciation) on the instrument.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
325

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities

June 30, 2008 (Unaudited)
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	American	Capital	Capital	Discovery	Diversified
	Government	Appreciation	Opportunities	Growth	Income
	Income Fund	Fund	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$254,170,325	$29,950,647	$31,227,044	$28,417,962	$827,519,706
Affiliated issuers (Note 5)	16,978,518	112,493	141,533	490,907	—
Cash	895,536	545	1,322	891	—
Foreign currency, at value (Note 1)	—	—	—	—	2,113,772
Dividends, interest, and other receivables	1,007,982	41,494	49,311	33,777	5,431,150
Receivable for shares of the fund sold	—	178	59,193	—	963,345
Receivable for securities sold	—	23,710	—	1,347,048	469,750
Receivable for sales of delayed delivery securities (Note 1)	62,459,309	—	—	—	228,931,996
Receivable for open forward currency contracts (Note 1)	—	—	—	—	1,402,998
Receivable for closed forward currency contracts (Note 1)	—	—	—	—	591,447
Unrealized appreciation on swap contracts (Note 1)	17,726,703	—	—	—	47,101,582
Receivable for closed swap contracts (Note 1)	10,019	—	—	—	491,640
Premiums paid on swap contracts (Note 1)	—	—	—	—	1,214,461
Receivable from Manager (Note 2)	—	—	—	—	2,143

Total assets	353,248,392	30,129,067	31,478,403	30,290,585	1,116,233,990

Liabilities
Payable to custodian (Note 2)	—	143	—	—	10,038,990
Payable for variation margin (Note 1)	122,257	—	—	—	1,755,790
Payable for securities purchased	—	—	—	667,341	1,576,784
Payable for purchases of delayed delivery securities (Note 1)	107,725,370	—	—	—	347,629,489
Payable for shares of the fund repurchased	334,171	68,855	40,319	85,432	547,231
Payable for compensation of Manager (Notes 2 and 5)	180,129	19,207	32,496	12,024	637,967
Payable for investor servicing fees (Note 2)	3,948	830	850	596	11,053
Payable for custodian fees (Note 2)	1,622	8,064	6,816	9,873	—
Payable for Trustee compensation and expenses (Note 2)	55,393	41,299	31,282	46,768	100,091
Payable for administrative services (Note 2)	1,359	1,234	1,236	1,232	1,649
Payable for distribution fees (Note 2)	13,219	3,164	3,609	3,900	44,786
Payable for auditing fees	23,739	20,995	18,749	23,505	59,576
Payable for open forward currency contracts (Note 1)	—	—	—	—	818,129
Payable for closed forward currency contracts (Note 1)	—	—	—	—	236,695
Unrealized depreciation on swap contracts (Note 1)	19,954,555	—	—	—	69,533,847
Payable for open swap contracts (Note 1)	—	—	—	—	11
Payable for closed swap contracts (Note 1)	—	—	—	—	8,232
Premiums received on swap contracts (Note 1)	16,811	—	—	—	17,045,867
TBA sale commitments, at value (Note 1)	62,853,594	—	—	—	229,169,608
Written options outstanding, at value (Notes 1 and 3)	7,013,585	—	—	—	3,656,054
Collateral on securities loaned, at value (Note 1)	—	305,812	—	359,350	2,386,030
Other accrued expenses	18,836	9,813	9,380	16,045	69,679

Total liabilities	198,318,588	479,416	144,737	1,226,066	685,327,558

Net assets	$154,929,804	$29,649,651	$31,333,666	$29,064,519	$430,906,432

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$153,581,560	$33,772,436	$35,156,408	$29,632,557	$540,056,970
Undistributed net investment income (loss) (Note 1)	2,447,485	126,848	103,221	(7,097)	13,362,401
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(4,396,797)	(3,224,657)	(977,834)	(3,418,904)	(95,111,544)
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	3,297,556	(1,024,976)	(2,948,129)	2,857,963	(27,401,395)

Total — Representing net assets applicable to capital
shares outstanding	$154,929,804	$29,649,651	$31,333,666	$29,064,519	$430,906,432

(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
326

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

June 30, 2008 (Unaudited)
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	American	Capital	Capital	Discovery	Diversified
	Government	Appreciation	Opportunities	Growth	Income
	Income Fund	Fund	Fund	Fund	Fund

Computation of net asset value Class IA
Net Assets	$91,180,673	$15,199,932	$14,812,393	$11,007,624	$211,201,184
Number of shares outstanding	7,939,320	2,372,248	1,190,023	2,230,402	26,569,217
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$11.48	$6.41	$12.45	$4.94	$7.95
Computation of net asset value Class IB
Net Assets	$63,749,131	$14,449,719	$16,521,273	$18,056,895	$219,705,248
Number of shares outstanding	5,563,994	2,273,344	1,335,841	3,743,963	27,910,634
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$11.46	$6.36	$12.37	$4.82	$7.87

Cost of investments, including repurchase agreements (Note 1):
Unaffiliated issuers	$248,554,806	$30,975,623	$34,175,173	$25,559,999	$832,251,945
Affiliated issuers (Note 5)	16,978,518	112,493	141,533	490,907	—
Value of securities on loan (Note 1)	—	296,404	—	348,659	2,333,924
Cost of foreign currency (Note 1)	—	—	—	—	2,113,319
Proceeds receivable on TBA sale commitments (Note 1)	62,333,281	—	—	—	228,469,023
Premiums received on written options (Notes 1 and 3)	6,036,493	—	—	—	2,733,218

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
327

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

June 30, 2008 (Unaudited)
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	Equity	The George	Global Asset	Global	Growth
	Income	Putnam Fund	Allocation	Equity	and Income
	Fund	of Boston	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$204,159,785	$707,783,153	$492,350,436	$420,239,986	$2,378,912,381
Affiliated issuers (Note 5)	131,779	6,412,268	9,747,712	12,471,835	8,832,828
Cash	—	149,249	204,902	121,136	3,591,983
Foreign currency, at value (Note 1)	—	—	65,789	—	—
Dividends, interest, and other receivables	368,197	3,664,131	1,616,832	586,273	3,035,772
Receivable for shares of the fund sold	1,786	—	247	750	7,727
Receivable for securities sold	115,336	7,237,544	1,646,793	—	62,511,530
Receivable for sales of delayed delivery securities (Note 1)	—	132,282,631	91,053,898	—	—
Receivable for open forward currency contracts (Note 1)	—	—	1,177,687	1,692,397	—
Receivable for closed forward currency contracts (Note 1)	—	—	360,605	514,480	—
Unrealized appreciation on swap contracts (Note 1)	—	21,968,208	14,412,843	—	—
Receivable for open swap contracts (Note 1)	—	120	184,444	—	—
Receivable for closed swap contracts (Note 1)	—	2,669	43,313	—	—
Premiums paid on swap contracts (Note 1)	—	582,871	1,376,610	—	—
Receivable for variation margin (Note 1)	—	—	828,973	8,659	—
Receivable for investor servicing fees (Note 2)	—	—	—	98,503	—
Foreign tax reclaim	—	—	100,034	76,304	—

Total assets	204,776,883	880,082,844	615,171,118	435,810,323	2,456,892,221

Liabilities
Payable to custodian (Note 2)	9,885	518	—	849,611	—
Payable for variation margin (Note 1)	—	287,028	—	—	—
Payable for securities purchased	—	109,585	2,233,175	20,026	30,333,779
Payable for purchases of delayed delivery securities (Note 1)	—	304,306,046	170,429,966	—	—
Payable for shares of the fund repurchased	235,831	732,808	336,409	523,202	2,571,902
Payable for compensation of Manager (Notes 2 and 5)	240,178	602,909	486,939	891,486	3,182,590
Payable for investor servicing fees (Note 2)	5,658	10,717	8,261	—	62,505
Payable for custodian fees (Note 2)	6,891	5,106	39,332	14,945	13,844
Payable for Trustee compensation and expenses (Note 2)	39,907	89,383	113,936	187,141	484,529
Payable for administrative services (Note 2)	1,432	1,632	1,540	1,677	3,713
Payable for distribution fees (Note 2)	20,984	43,180	18,386	11,860	91,859
Payable for auditing fees	19,283	45,023	56,956	34,773	40,351
Payable for open forward currency contracts (Note 1)	—	—	1,002,727	466,179	—
Payable for closed forward currency contracts (Note 1)	—	—	195,489	184,753	—
TBA sale commitments, at value (Note 1)	—	132,355,156	91,449,537	—	—
Unrealized depreciation on swap contracts (Note 1)	—	37,749,589	20,833,771	—	—
Payable for closed swap contracts (Note 1)	—	947,502	1,146	—	—
Premiums received on swap contracts (Note 1)	—	5,291,416	3,834,789	—	—
Written options outstanding, at value (Notes 1 and 3)	—	6,067,500	3,509,130	—	—
Collateral on securities loaned, at value (Note 1)	—	10,393,575	6,733,378	2,761,035	240,607,466
Other accrued expenses	28,526	48,639	66,362	52,594	213,376

Total liabilities	608,575	499,087,312	301,351,229	5,999,282	277,605,914

Net assets	$204,168,308	$380,995,532	$313,819,889	$429,811,041	$2,179,286,307

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$202,976,565	$419,304,028	$308,491,328	$1,089,662,340	$2,425,372,433
Undistributed net investment income (loss) (Note 1)	2,212,481	8,571,949	1,433,142	5,109,799	22,397,067
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(3,386,718)	(1,291,092)	3,693,543	(650,875,909)	(259,860,958)
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	2,365,980	(45,589,353)	201,876	(14,085,189)	(8,622,235)

Total — Representing net assets applicable to capital
shares outstanding	$204,168,308	$380,995,532	$313,819,889	$429,811,041	$2,179,286,307

(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
328

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

June 30, 2008 (Unaudited)
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	Equity	The George	Global Asset	Global	Growth
	Income	Putnam Fund	Allocation	Equity	and Income
	Fund	of Boston	Fund	Fund	Fund

Computation of net asset value Class IA
Net Assets	$106,977,127	$184,087,506	$226,389,107	$373,991,900	$1,753,737,987
Number of shares outstanding	8,543,903	21,353,969	14,836,650	29,497,995	111,900,327
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$12.52	$8.62	$15.26	$12.68	$15.67
Computation of net asset value Class IB
Net Assets	$97,191,181	$196,908,026	$87,430,782	$55,819,141	$425,548,320
Number of shares outstanding	7,797,002	22,941,763	5,705,920	4,430,887	27,291,832
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$12.47	$8.58	$15.32	$12.60	$15.59

Cost of investments, (Note 1):
Unaffiliated issuers	$201,793,805	$737,309,355	$488,370,374	$435,464,345	$2,387,534,616
Affiliated issuers (Note 5)	131,779	6,412,268	9,747,712	12,471,835	8,832,828
Value of securities on loan (Note 1)	—	10,096,277	6,463,782	2,698,918	232,301,822
Cost of foreign currency (Note 1)	—	—	66,321	—	—
Proceeds receivable on TBA sale commitments (Note 1)	—	131,392,773	90,870,273	—	—
Premiums received on written options (Notes 1 and 3)	—	6,018,480	3,719,328	—	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
329

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

June 30, 2008 (Unaudited)
	Putnam VT	Putnam VT			Putnam VT
	Growth	Health	Putnam VT	Putnam VT	International
	Opportunities	Sciences	High Yield	Income	Equity
	Fund	Fund	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$34,471,385	$186,782,988	$453,620,732	$1,365,828,324	$988,794,055
Affiliated issuers (Note 5)	772,307	2,710,545	14,097,023	50,369,484	3,913,705
Cash	3,217	—	2,531,158	514,168	36,886
Foreign currency, at value (Note 1)	—	—	420,540	—	6,461,341
Dividends, interest, and other receivables	52,692	54,542	8,781,643	6,080,209	728,515
Receivable for shares of the fund sold	9,207	62,948	208,080	21,138	116,421
Receivable for securities sold	463,529	2,036,084	5,184,496	—	4,386,418
Receivable for sales of delayed delivery securities (Note 1)	—	—	73,953	389,438,947	—
Receivable for open forward currency contracts (Note 1)	—	48	—	—	7,030,566
Receivable for closed forward currency contracts (Note 1)	—	—	—	—	1,636,821
Unrealized appreciation on swap contracts (Note 1)	—	—	3,161,310	58,627,776	—
Receivable for closed swap contracts (Note 1)	—	—	—	446,311	—
Premiums paid on swap contracts (Note 1)	—	—	131,484	1,563,128	—
Receivable from Manager (Note 2)	—	—	31,202	17,249	—
Foreign tax reclaim	—	106,166	—	—	555,416

Total assets	35,772,337	191,753,321	488,241,621	1,872,906,734	1,013,660,144

Liabilities
Payable to custodian (Note 2)	—	19,747	—	—	—
Payable for variation margin (Note 1)	—	—	—	416,379	—
Payable for securities purchased	134,316	582,682	5,756,764	178,408	10,456,898
Payable for purchases of delayed delivery securities (Note 1)	—	—	582,269	742,261,850	—
Payable for shares of the fund repurchased	23,132	148,795	1,266,208	1,024,756	1,288,265
Payable for compensation of Manager (Notes 2 and 5)	39,410	288,510	734,721	698,036	1,975,209
Payable for investor servicing fees (Note 2)	947	4,335	12,134	15,146	12,206
Payable for custodian fees (Note 2)	6,331	4,975	—	—	65,794
Payable for Trustee compensation and expenses (Note 2)	47,616	71,258	139,583	148,844	131,391
Payable for administrative services (Note 2)	1,239	1,377	1,692	1,811	2,316
Payable for distribution fees (Note 2)	4,356	20,557	28,417	51,974	145,945
Payable for auditing fees	22,470	18,085	43,555	50,829	31,662
Payable for open forward currency contracts (Note 1)	—	419,829	58,144	—	2,229,967
Payable for closed forward currency contracts (Note 1)	—	1,435	—	—	567,228
Unrealized depreciation on swap contracts (Note 1)	—	—	665,887	110,814,140	—
Payable for closed swap contracts (Note 1)	—	—	53,150	—	—
Premiums received on swap contracts (Note 1)	—	—	—	13,490,713	—
TBA sale commitments, at value (Note 1)	—	—	—	391,072,890	—
Written options outstanding, at value (Note 1)	—	—	—	19,982,819	—
Collateral on securities loaned, at value (Note 1)	130,250	24,969,430	16,206,594	5,262,689	5,649,400
Other accrued expenses	14,039	33,600	71,770	74,195	145,552

Total liabilities	424,106	26,584,615	25,620,888	1,285,545,479	22,701,833

Net assets	$35,348,231	$165,168,706	$462,620,733	$587,361,255	$990,958,311

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$126,959,603	$142,307,729	$800,827,373	$620,379,678	$1,012,804,882
Undistributed net investment income (loss) (Note 1)	76,224	216,986	16,608,893	20,850,894	24,950,996
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(93,755,859)	1,798,137	(319,157,171)	11,069,558	(49,047,096)
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	2,068,263	20,845,854	(35,658,362)	(64,938,875)	2,249,529

Total — Representing net assets applicable to capital
shares outstanding	$35,348,231	$165,168,706	$462,620,733	$587,361,255	$990,958,311

(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
330

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

June 30, 2008 (Unaudited)
	Putnam VT	Putnam VT			Putnam VT
	Growth	Health	Putnam VT	Putnam VT	International
	Opportunities	Sciences	High Yield	Income	Equity
	Fund	Fund	Fund	Fund	Fund

Computation of net asset value Class IA
Net Assets	$15,101,505	$66,339,711	$328,516,339	$336,266,710	$304,424,223
Number of shares outstanding	3,030,688	5,237,988	48,589,281	28,718,386	21,234,874
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$4.98	$12.67	$6.76	$11.71	$14.34
Computation of net asset value Class IB
Net Assets	$20,246,726	$98,828,995	$134,104,394	$251,094,545	$686,534,088
Number of shares outstanding	4,107,835	7,862,280	19,975,711	21,583,674	48,236,705
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$4.93	$12.57	$6.71	$11.63	$14.23

Cost of investments, (Note 1):
Unaffiliated issuers	$32,403,122	$165,520,529	$491,725,491	$1,380,828,673	$991,263,597
Affiliated issuers (Note 5)	772,307	2,710,545	14,097,023	50,369,484	3,913,705
Value of securities on loan (Note 1)	127,530	24,218,467	15,859,315	5,165,957	5,481,737
Cost of foreign currency (Note 1)	—	—	414,200	—	6,413,329
Proceeds receivable on TBA sale commitments (Note 1)	—	—	—	388,653,711	—
Premiums received on written options (Note 1)	—	—	—	20,143,820	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
331

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

June 30, 2008 (Unaudited)
	Putnam VT	Putnam VT		Putnam VT
	International	International	Putnam VT	Mid Cap	Putnam VT
	Growth and	New Opportunities	Investors	Value	Money Market
	Income Fund	Fund	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$332,411,505	$218,546,052	$399,792,998	$65,838,457	$442,395,196
Affiliated issuers (Note 5)	5,092,991	12,748,158	6,251,509	4,186,965	15,524,079
Cash	384,813	—	5,068	—	347,235
Foreign currency, at value (Note 1)	—	35,875	—	—	—
Dividends, interest, and other receivables	556,650	460,378	260,869	91,362	440,078
Receivable for shares of the fund sold	10,389	113	372,387	—	488,535
Receivable for securities sold	2,379,008	1,270,811	—	1,889,841	—
Receivable for open forward currency contracts (Note 1)	2,227,260	1,171,506	—	—	—
Receivable for closed forward currency contracts (Note 1)	42,171	248,029	—	—	—
Receivable for investor servicing fees (Note 2)	1,096	7,965	—	—	—
Foreign tax reclaim	502,791	77,907	—	—	—

Total assets	343,608,674	234,566,794	406,682,831	72,006,625	459,195,123

Liabilities
Payable to custodian (Note 2)	438,665	163,524	3,179	—	—
Payable for securities purchased	2,584,245	725,379	—	2,144,539	3,389,622
Payable for shares of the fund repurchased	819,667	166,838	276,614	198,524	196,247
Payable for compensation of Manager (Notes 2 and 5)	731,358	565,717	626,354	73,286	426,729
Payable for investor servicing fees (Note 2)	—	—	9,367	1,639	11,811
Payable for custodian fees (Note 2)	27,818	27,492	11,614	4,796	5,638
Payable for Trustee compensation and expenses (Note 2)	80,047	74,897	89,818	34,205	85,889
Payable for administrative services (Note 2)	1,584	1,451	1,608	1,268	1,669
Payable for distribution fees (Note 2)	22,247	27,670	49,559	4,479	44,533
Payable for auditing fees	26,247	26,105	20,807	—	27,315
Payable for open forward currency contracts (Note 1)	1,114,398	574,275	—	—	—
Payable for closed forward currency contracts (Note 1)	150,793	293,326	—	—	—
Collateral on securities loaned, at value (Note 1)	—	11,771,059	46,773,805	8,613,740	—
Other accrued expenses	45,280	34,801	48,540	31,050	36,435

Total liabilities	6,042,349	14,452,534	47,911,265	11,107,526	4,225,888

Net assets	$337,566,325	$220,114,260	$358,771,566	$60,899,099	$454,969,235

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$354,258,060	$282,205,769	$686,076,277	$62,189,560	$455,006,760
Undistributed net investment income (loss) (Note 1)	6,281,668	3,030,120	1,028,968	169,180	(19,942)
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(7,310,186)	(79,022,909)	(345,499,766)	(1,728,895)	(17,583)
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(15,663,217)	13,901,280	17,166,087	269,254	—

Total — Representing net assets applicable to capital
shares outstanding	$337,566,325	$220,114,260	$358,771,566	$60,899,099	$454,969,235

(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
332

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

June 30, 2008 (Unaudited)
	Putnam VT	Putnam VT		Putnam VT
	International	International	Putnam VT	Mid Cap	Putnam VT
	Growth and	New Opportunities	Investors	Value	Money Market
	Income Fund	Fund	Fund	Fund	Fund

Computation of net asset value Class IA
Net Assets	$233,431,001	$90,760,706	$130,495,625	$39,992,097	$239,477,638
Number of shares outstanding	19,705,994	5,019,911	13,334,223	3,274,179	239,507,179
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$11.85	$18.08	$9.79	$12.21	$1.00
Computation of net asset value Class IB
Net Assets	$104,135,324	$129,353,554	$228,275,941	$20,907,002	$215,491,597
Number of shares outstanding	8,844,487	7,179,995	23,404,031	1,718,632	215,517,957
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$11.77	$18.02	$9.75	$12.16	$1.00

Cost of investments, (Note 1):
Unaffiliated issuers	$349,220,105	$205,248,324	$382,626,937	$65,569,203	$442,395,196
Affiliated issuers (Note 5)	5,092,991	12,748,158	6,251,509	$4,186,965	15,524,079
Value of securities on loan (Note 1)	—	11,183,091	45,603,513	8,365,639	—
Cost of foreign currency (Note 1)	—	34,517	—	—	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
333

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

June 30, 2008 (Unaudited)
	Putnam VT		Putnam VT		Putnam VT
	New	Putnam VT	OTC & Emerging	Putnam VT	Small Cap
	Opportunities	New Value	Growth	Research	Value
	Fund	Fund	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$942,460,490	$413,732,616	$63,603,848	$109,255,870	$433,268,166
Affiliated issuers (Note 5)	—	4,081,811	455,973	836,599	3,028,476
Cash	147,484	4,059,279	—	17,012	150,993
Dividends, interest, and other receivables	615,180	500,954	41,923	124,966	727,674
Receivable for shares of the fund sold	14,049	1,504,009	4	19,713	2,324
Receivable for securities sold	17,764,393	243,925	3,626,741	—	1,975,449
Receivable for open forward currency contracts (Note 1)	—	—	—	186	—
Receivable for variation margin (Note 1)	—	—	—	296	—
Foreign tax reclaim	—	—	—	1,805	—

Total assets	961,001,596	424,122,594	67,728,489	110,256,447	439,153,082

Liabilities
Payable to custodian (Note 2)	27,155	—	—	—	—
Payable for securities purchased	14,351,058	—	1,833,857	—	734,787
Payable for shares of the fund repurchased	1,201,509	266,184	125,301	73,036	565,085
Payable for compensation of Manager (Notes 2 and 5)	1,458,928	751,477	101,418	175,616	808,496
Payable for investor servicing fees (Note 2)	22,401	11,036	1,586	2,805	10,343
Payable for custodian fees (Note 2)	17,455	6,610	7,846	6,263	15,322
Payable for Trustee compensation and expenses (Note 2)	269,654	87,496	62,195	65,990	80,911
Payable for administrative services (Note 2)	2,131	1,647	1,266	1,319	1,630
Payable for distribution fees (Note 2)	21,207	42,464	5,802	13,902	58,771
Payable for auditing fees	21,795	20,919	17,741	20,106	21,739
Payable for open forward currency contracts (Note 1)	—	—	—	22,507	—
Payable for closed forward currency contracts (Note 1)	—	—	—	16,368	—
Written options outstanding, at value (Note 1)	31,992	—	—	—	—
Collateral on securities loaned, at value (Note 1)	96,896,921	39,955,371	5,142,675	4,773,225	71,302,181
Other accrued expenses	147,945	68,759	17,127	22,574	102,457

Total liabilities	114,470,151	41,211,963	7,316,814	5,193,711	73,701,722

Net assets	$846,531,445	$382,910,631	$60,411,675	$105,062,736	$365,451,360

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,747,725,538	$451,872,389	$403,026,886	$168,246,664	$379,920,833
Undistributed net investment income (loss) (Note 1)	1,505,296	3,421,168	(84,054)	363,755	3,209,065
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(917,823,022)	(45,463,692)	(349,483,622)	(56,128,675)	6,618,322
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	15,123,633	(26,919,234)	6,952,465	(7,419,008)	(24,296,860)

Total — Representing net assets applicable to capital
shares outstanding	$846,531,445	$382,910,631	$60,411,675	$105,062,736	$365,451,360

Computation of net asset value Class IA
Net Assets	$747,957,604	$188,188,320	$33,022,724	$41,002,488	$102,814,297
Number of shares outstanding	37,829,274	19,287,983	4,328,048	3,607,276	8,409,990
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$19.77	$9.76	$7.63	$11.37	$12.23
Computation of net asset value Class IB
Net Assets	$98,573,841	$194,722,311	$27,388,951	$64,060,248	$262,637,063
Number of shares outstanding	5,060,516	20,095,317	3,668,219	5,651,484	21,677,225
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$19.48	$9.69	$7.47	$11.34	$12.12
Cost of investments, (Note 1):
Unaffiliated issuers	$927,323,949	$440,651,850	$56,651,383	$116,642,849	$457,565,026
Affiliated issuers (Note 5)	—	4,081,811	455,973	836,599	3,028,476
Value of securities on loan (Note 1)	94,035,380	38,340,638	5,013,453	4,617,631	68,310,849
Premiums received on written options (Notes 1 and 3)	17,475	—	—	—	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
334

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities (Continued)

June 30, 2008 (Unaudited)
	Putnam VT
	Utilities Growth	Putnam VT	Putnam VT
	and Income	Vista	Voyager
	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$380,733,986	$297,194,786	$1,186,177,790
Affiliated issuers (Note 5)	2,116,347	8,168,656	76,171,381
Cash	16,680	7,835	—
Foreign currency, at value (Note 1)	239,695	1	—
Dividends, interest, and other receivables	681,004	112,524	1,107,154
Receivable for shares of the fund sold	52	5,791	49,704
Receivable for securities sold	2,976,831	6,772,408	43,959,594
Foreign tax reclaim	20,574	—	—
Total assets	386,785,169	312,262,001	1,307,465,623
Liabilities
Payable to custodian (Note 2)	—	—	2,254,709
Payable for variation margin (Note 1)	—	23,016	124,155
Payable for securities purchased	679,138	3,357,894	27,912,955
Payable for shares of the fund repurchased	460,843	457,301	1,435,006
Payable for compensation of Manager (Notes 2 and 5)	594,073	453,327	1,944,728
Payable for investor servicing fees (Note 2)	8,109	4,129	32,012
Payable for custodian fees (Note 2)	8,616	9,616	8,697
Payable for Trustee compensation and expenses (Note 2)	122,824	82,954	370,947
Payable for administrative services (Note 2)	1,554	1,495	2,513
Payable for distribution fees (Note 2)	11,107	33,353	57,997
Payable for auditing fees	21,183	25,585	32,267
Collateral on securities loaned, at value (Note 1)	53,420,016	37,667,183	100,576,165
Other accrued expenses	33,270	52,101	133,117

Total liabilities	55,360,733	42,167,954	134,885,268

Net assets	$331,424,436	$270,094,047	$1,172,580,355
Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$195,675,767	$560,429,909	$2,304,896,937
Undistributed net investment income (loss) (Note 1)	3,985,154	(264,285)	3,457,443
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	11,235,094	(315,993,171)	(1,222,551,815)
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	120,528,421	25,921,594	86,777,790

Total — Representing net assets applicable to capital
shares outstanding	$331,424,436	$270,094,047	$1,172,580,355

Computation of net asset value Class IA
Net Assets	$278,703,854	$113,629,925	$904,300,563
Number of shares outstanding	14,180,494	7,747,775	31,672,185
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$19.65	$14.67	$28.55
Computation of net asset value Class IB
Net Assets	$52,720,582	$156,464,122	$268,279,792
Number of shares outstanding	2,690,834	10,897,518	9,458,485
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$19.59	$14.36	$28.36
Cost of investments, (Note 1):
Unaffiliated issuers	$260,203,581	$270,994,950	$1,096,009,862
Affiliated issuers (Note 5)	2,116,347	8,168,656	76,171,381
Value of securities on loan (Note 1)	51,840,772	36,755,959	97,570,199
Cost of foreign currency (Note 1)	244,615	1	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
335

PUTNAM VARIABLE TRUST

Statement of Operations

Six months ended June 30, 2008 (Unaudited)
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	American	Capital	Capital	Discovery	Diversified
	Government	Appreciation	Opportunities	Growth	Income
	Income Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$—	$234,271	$251,971	$124,532	$3,135
Interest- unaffiliated issuers	4,677,541	—	—	4	19,492,664
Interest- affiliated issuers (Note 5)	252,899	2,322	3,101	15,847	79,749
Securities lending	—	5,969	—	5,272	5,970
Less: foreign taxes withheld	—	(735)	(660)	(314)	(22,921)

Total investment income	4,930,440	241,827	254,412	145,341	19,558,597

Expenses
Compensation of Manager (Note 2)	504,504	105,524	107,123	110,254	1,552,919
Investor servicing fees (Note 2)	23,557	4,912	4,934	4,755	67,320
Custodian fees (Note 2)	16,768	10,749	9,930	11,419	39,061
Trustee compensation and expenses (Note 2)	14,934	13,366	13,225	13,359	19,296
Administrative services (Note 2)	12,793	11,612	11,613	11,602	15,637
Distribution fees-class IB (Note 2)	81,778	19,564	21,467	25,039	271,251
Auditing	33,141	21,410	19,171	23,898	96,830
Legal	12,713	12,956	12,961	12,953	25,060
Other	16,774	5,289	5,367	13,282	80,568
Fees waived and reimbursed by Manager (Notes 2 and 5)	(154,053)	(53,770)	(22,556)	(72,249)	(233,451)

Total expenses	562,909	151,612	183,235	154,312	1,934,491

Expense reduction (Note 2)	(13,297)	(1,441)	(101)	(1,874)	(40,244)

Net expenses	549,612	150,171	183,134	152,438	1,894,247

Net investment income (loss)	4,380,828	91,656	71,278	(7,097)	17,664,350

Net realized gain (loss) on investments (Notes 1 and 3)	4,913,231	(2,811,635)	(912,497)	(1,152,911)	15,448,651
Net realized gain (loss) on futures contracts (Note 1)	(836,975)	—	—	—	710,539
Net realized gain (loss) on swap contracts (Note 1)	(763,713)	—	—	—	(10,800,171)
Net realized gain (loss) on written options (Notes 1 and 3)	(1,618,523)	—	—	11,295	4,294,097
Net realized gain (loss) on foreign currency transactions (Note 1)	—	(11)	—	(149)	(2,245,334)
Net unrealized appreciation (depreciation) of assets
and liabilities in foreign currencies during the period	—	—	—	—	477,613
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the period	(2,920,781)	(2,043,486)	(2,439,873)	(2,166,725)	(45,046,440)

Net gain (loss) on investments	(1,226,761)	(4,855,132)	(3,352,370)	(3,308,490)	(37,161,045)

Net increase (decrease) in net assets resulting
from operations	$3,154,067	$(4,763,476)	$(3,281,092)	$(3,315,587)	$(19,496,695)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
336

PUTNAM VARIABLE TRUST

Statement of Operations (Continued)

Six months ended June 30, 2008 (Unaudited)
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	Equity	The George	Global Asset	Global	Growth
	Income	Putnam Fund	Allocation	Equity	and Income
	Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$3,273,509	$3,298,115	$3,154,652	$7,290,069	$31,689,661
Interest- unaffiliated issuers	6,128	8,455,764	4,288,465	3,655	133,145
Interest- affiliated issuers (Note 5)	46,484	282,686	371,954	159,155	247,702
Securities lending	—	59,968	107,648	168,059	366,074
Less: foreign taxes withheld	(19,892)	—	(188,142)	(534,392)	(86,476)

Total investment income	3,306,229	12,096,533	7,734,577	7,086,546	32,350,106

Expenses
Compensation of Manager (Note 2)	719,472	1,424,969	1,161,862	1,858,530	6,593,357
Investor servicing fees (Note 2)	33,616	66,464	50,168	69,953	385,431
Custodian fees (Note 2)	8,800	31,080	51,501	27,404	13,742
Trustee compensation and expenses (Note 2)	15,650	19,275	17,923	19,986	49,120
Administrative services (Note 2)	13,456	15,636	14,525	15,801	36,551
Distribution fees-class IB (Note 2)	130,525	283,516	113,121	75,850	619,814
Auditing	22,452	63,714	78,127	42,561	72,875
Legal	15,030	15,366	17,937	17,794	41,664
Other	26,020	116,621	72,133	53,254	273,564
Fees waived and reimbursed by Manager (Notes 2 and 5)	(1,223)	(83,967)	(175,828)	(71,415)	(5,015)

Total expenses	983,798	1,952,674	1,401,469	2,109,718	8,081,103

Expense reduction (Note 2)	(3)	(29,287)	(15,903)	(96,020)	(99,362)

Net expenses	983,795	1,923,387	1,385,566	2,013,698	7,981,741

Net investment income (loss)	2,322,434	10,173,146	6,349,011	5,072,848	24,368,365

Net realized gain (loss) on investments (Notes 1 and 3)	(2,895,242)	(3,127,465)	9,780,715	(8,383,972)	(210,510,744)
Net realized gain (loss) on futures contracts (Note 1)	—	5,192,248	(3,801,421)	(640,995)	—
Net realized gain (loss) on swap contracts (Note 1)	—	1,486,204	9,084,932	—	—
Net realized gain (loss) on written options (Notes 1 and 3)	—	(2,478,527)	(343,521)	—	—
Net realized gain (loss) on foreign currency transactions (Note 1)	1,482	(68)	(1,642,707)	(3,033,572)	(332)
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the period	—	—	134,712	2,527,972	—
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the period	(25,995,168)	(61,331,847)	(41,230,436)	(54,230,033)	(282,675,105)

Net gain (loss) on investments	(28,888,928)	(60,259,455)	(28,017,726)	(63,760,600)	(493,186,181)

Net increase (decrease) in net assets resulting
from operations	$(26,566,494)	$(50,086,309)	$(21,668,715)	$(58,687,752)	$(468,817,816)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
337

PUTNAM VARIABLE TRUST

Statement of Operations (Continued)

Six months ended June 30, 2008 (Unaudited)
	Putnam VT	Putnam VT			Putnam VT
	Growth	Health	Putnam VT	Putnam VT	International
	Opportunities	Sciences	High Yield	Income	Equity
	Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$236,732	$1,203,424	$218,372	$-	$27,631,335
Interest- unaffiliated issuers	—	—	19,748,450	25,721,907	1,866
Interest- affiliated issuers (Note 5)	16,314	50,775	423,202	760,518	108,189
Securities lending	1,598	45,576	54,762	7,848	826,338
Less: foreign taxes withheld	(481)	(81,830)	(2,044)	—	(3,092,373)

Total investment income	254,163	1,217,945	20,442,742	26,490,273	25,475,355

Expenses
Compensation of Manager (Note 2)	131,130	628,127	1,676,724	1,971,409	3,960,763
Investor servicing fees (Note 2)	5,677	26,965	72,380	94,820	161,427
Custodian fees (Note 2)	6,880	6,010	8,909	26,821	80,093
Trustee compensation and expenses (Note 2)	13,451	12,987	19,936	22,060	27,951
Administrative services (Note 2)	11,659	13,049	15,947	17,444	21,611
Distribution fees-class IB (Note 2)	27,384	133,519	175,769	335,434	917,172
Auditing	22,944	20,997	49,586	75,143	51,656
Legal	13,024	15,293	34,531	23,218	25,497
Other	7,911	23,199	61,126	73,754	159,500
Fees waived and reimbursed by Manager (Notes 2 and 5)	(60,742)	(46,929)	(201,434)	(494,912)	(3,470)

Total expenses	179,318	833,217	1,913,474	2,145,191	5,402,200

Expense reduction (Note 2)	(1,379)	(2,743)	(47,003)	(49,552)	(98,341)

Net expenses	177,939	830,474	1,866,471	2,095,639	5,303,859

Net investment income (loss)	76,224	387,471	18,576,271	24,394,634	20,171,496

Net realized gain (loss) on investments (Notes 1 and 3)	1,450,348	8,409,661	(7,305,864)	13,799,194	(19,462,543)
Net realized gain (loss) on futures contracts (Note 1)	—	—	—	7,045,386	—
Net realized gain (loss) on written options (Notes 1 and 3)	—	—	—	(8,204,138)	—
Net realized gain (loss) on swap contracts (Note 1)	—	—	663,419	2,345,529	—
Net realized gain (loss) on foreign currency transactions (Note 1)	—	(2,184,754)	(251,250)	—	(18,571,701)
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the period	—	(589,818)	(204,904)	—	10,184,592
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the period	(6,037,624)	(16,348,895)	(13,497,103)	(46,330,253)	(114,155,200)

Net gain (loss) on investments	(4,587,276)	(10,713,806)	(20,595,702)	(31,344,282)	(142,004,852)

Net increase (decrease) in net assets resulting
from operations	$(4,511,052)	$(10,326,335)	$(2,019,431)	$(6,949,648)	$(121,833,356)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
338

PUTNAM VARIABLE TRUST

Statement of Operations (Continued)

Six months ended June 30, 2008 (Unaudited)
	Putnam VT	Putnam VT		Putnam VT
	International	International	Putnam VT	Mid Cap	Putnam VT
	Growth and	New Opportunities	Investors	Value	Money Market
	Income Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$8,996,461	$4,669,517	$2,624,630	$473,798	$—
Interest- unaffiliated issuers	—	—	—	—	8,268,528
Interest- affiliated issuers (Note 5)	35,690	72,721	75,656	25,769	211,435
Securities lending	—	176,805	46,939	4,127	—
Less: foreign taxes withheld	(975,424)	(540,912)	(9,088)	—	—

Total investment income	8,056,727	4,378,131	2,738,137	503,694	8,479,963

Expenses
Compensation of Manager (Note 2)	1,471,614	1,216,468	1,229,889	231,005	1,062,853
Investor servicing fees (Note 2)	55,744	36,913	57,402	9,906	71,754
Custodian fees (Note 2)	30,973	35,032	14,900	5,883	7,439
Trustee compensation and expenses (Note 2)	18,348	16,521	18,487	13,683	19,654
Administrative services (Note 2)	14,853	13,649	14,989	11,941	15,913
Distribution fees-class IB (Note 2)	141,047	178,434	286,611	27,626	285,665
Auditing	32,430	29,956	25,598	18,712	33,303
Legal	16,682	16,026	17,443	13,349	17,844
Other	43,638	37,206	40,264	8,511	50,417
Fees waived and reimbursed by Manager (Notes 2 and 5)	(883)	(61,494)	(1,896)	(16,577)	(202,078)

Total expenses	1,824,446	1,518,711	1,703,687	324,039	1,362,764

Expense reduction (Note 2)	(44,088)	(35,793)	(20,137)	(2,682)	(744)

Net expenses	1,780,358	1,482,918	1,683,550	321,357	1,362,020

Net investment income (loss)	6,276,369	2,895,213	1,054,587	182,337	7,117,943

Net realized gain (loss) on investments (Notes 1 and 3)	(2,594,148)	(2,848,537)	(38,686,972)	(1,362,884)	—
Net realized gain (loss) on futures contracts (Note 1)	—	—	(647,410)	13,798	—
Net realized gain (loss) on foreign currency transactions (Note 1)	(3,011,879)	(1,518,815)	37	—	—
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the period	1,909,274	875,430	(3)	—	—
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the period	(47,681,497)	(30,028,103)	(25,924,965)	(4,787,044)	—

Net gain (loss) on investments	(51,378,250)	(33,520,025)	(65,259,313)	(6,136,130)	—

Net increase (decrease) in net assets resulting
from operations	$(45,101,881)	$(30,624,812)	$(64,204,726)	$(5,953,793)	$7,117,943

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
339

PUTNAM VARIABLE TRUST

Statement of Operations (Continued)

Six months ended June 30, 2008 (Unaudited)
	Putnam VT		Putnam VT		Putnam VT
	New	Putnam VT	OTC & Emerging	Putnam VT	Small Cap
	Opportunities	New Value	Growth	Research	Value
	Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$4,483,820	$5,422,012	$184,728	$952,808	$4,496,438
Interest- unaffiliated issuers	21	127,847	—	—	-
Interest- affiliated issuers (Note 5)	33,560	37,916	27,280	22,946	38,633
Securities lending	124,930	78,572	22,869	25,242	333,488
Less: foreign taxes withheld	(23,317)	—	(543)	(5,238)	—

Total investment income	4,619,014	5,666,347	234,334	995,758	4,868,559

Expenses
Compensation of Manager (Note 2)	2,948,998	1,564,219	224,109	378,781	1,657,984
Investor servicing fees (Note 2)	135,348	67,744	9,638	17,596	62,428
Custodian fees (Note 2)	26,590	8,222	8,401	7,318	35,910
Trustee compensation and expenses (Note 2)	30,011	19,464	14,226	14,932	18,998
Administrative services (Note 2)	20,041	15,746	11,918	12,440	15,409
Distribution fees-class IB (Note 2)	131,235	275,060	35,835	88,608	366,394
Auditing	33,121	26,613	18,540	21,586	28,848
Legal	23,585	17,689	13,312	14,546	18,085
Other	112,573	97,882	14,203	25,346	54,143
Fees waived and reimbursed by Manager (Notes 2 and 5)	(750)	(953)	(26,895)	(26,908)	(1,169)

Total expenses	3,460,752	2,091,686	323,287	554,245	2,257,030

Expense reduction (Note 2)	(27,991)	(5,234)	(4,899)	(10,509)	(21,476)

Net expenses	3,432,761	2,086,452	318,388	543,736	2,235,554

Net investment income (loss)	1,186,253	3,579,895	(84,054)	452,022	2,633,005

Net realized gain (loss) on investments (Notes 1 and 3)	(31,912,720)	(40,026,638)	(4,043,269)	(14,699,280)	11,328,349
Net realized gain (loss) on futures contracts (Note 1)	(203,678)	—	50,494	(209,412)	—
Net realized gain (loss) on written options (Notes 1 and 3)	—	—	33,303	—	—
Net realized gain (loss) on foreign currency transactions (Note 1)	143	—	(412)	(147,415)	—
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the period	(647)	—	—	(82,879)	—
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the period	(52,974,921)	(63,700,877)	(2,547,437)	(2,357,207)	(77,509,296)

Net gain (loss) on investments	(85,091,823)	(103,727,515)	(6,507,321)	(17,496,193)	(66,180,947)

Net increase (decrease) in net assets resulting
from operations	$(83,905,570)	$(100,147,620)	$(6,591,375)	$(17,044,171)	$(63,547,942)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
340

PUTNAM VARIABLE TRUST

Statement of Operations (Continued)

Six months ended June 30, 2008 (Unaudited)
	Putnam VT
	Utilities Growth	Putnam VT	Putnam VT
	and Income	Vista	Voyager
	Fund	Fund	Fund

Investment income
Dividends	$5,786,351	$855,834	$6,673,662
Interest- unaffiliated issuers	—	279	66,250
Interest- affiliated issuers (Note 5)	15,986	93,613	1,276,825
Securities lending	122,386	77,706	226,705
Less: foreign taxes withheld	(239,306)	(644)	(21,709)

Total investment income	5,685,417	1,026,788	8,221,733
Expenses
Compensation of Manager (Note 2)	1,201,638	918,598	3,988,930
Investor servicing fees (Note 2)	51,537	42,311	192,083
Custodian fees (Note 2)	8,767	13,052	12,614
Trustee compensation and expenses (Note 2)	18,014	17,142	31,559
Administrative services (Note 2)	14,613	14,037	23,724
Distribution fees-class IB (Note 2)	68,953	204,307	364,258
Auditing	26,046	29,124	48,342
Legal	17,062	16,432	26,679
Other	43,500	54,649	116,154
Fees waived and reimbursed by Manager (Notes 2 and 5)	(477)	(2,697)	(39,058)

Total expenses	1,449,653	1,306,955	4,765,285

Expense reduction (Note 2)	(20,176)	(15,882)	(67,829)

Net expenses	1,429,477	1,291,073	4,697,456

Net investment income (loss)	4,255,940	(264,285)	3,524,277

Net realized gain (loss) on investments (Notes 1 and 3)	13,289,351	(21,782,624)	87,244,312
Net realized gain (loss) on futures contracts (Note 1)	—	184,693	950,867
Net realized gain (loss) on written options (Notes 1 and 3)	—	31,691	—
Net realized gain (loss) on foreign currency transactions (Note 1)	(5,184)	—	789
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the period	(2,537)	—	(399)
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the period	(34,824,871)	1,273,157	(245,691,343)

Net gain (loss) on investments	(21,543,241)	(20,293,083)	(157,495,774)

Net increase (decrease) in net assets resulting
from operations	$(17,287,301)	$(20,557,368)	$(153,971,497)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
341

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets

	Putnam VT		Putnam VT		Putnam VT
	American Government Income Fund		Capital Appreciation Fund		Capital Opportunities Fund
	Six months ended	Year ended	Six months ended	Year ended	Six months ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2008*	2007	2008*	2007	2008*	2007

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$4,380,828	$6,523,861	$91,656	$213,651	$71,278	$216,554
Net realized gain (loss) on investments and
foreign currency transactions	1,694,020	(898,007)	(2,811,646)	2,895,560	(912,497)	1,670,043
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(2,920,781)	5,776,269	(2,043,486)	(5,828,340)	(2,439,873)	(5,923,057)

Net increase (decrease) in net assets
resulting from operations	3,154,067	11,402,123	(4,763,476)	(2,719,129)	(3,281,092)	(4,036,460)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(4,250,985)	(4,112,485)	(117,086)	(106,855)	(112,243)	(38,662)
Class IB	(2,898,368)	(3,097,187)	(59,132)	(29,947)	(71,401)	—
Net realized short-term gain on investments
Class IA	—	—	(329,166)	(705,809)	(111,131)	(326,308)
Class IB	—	—	(314,664)	(578,220)	(125,265)	(278,187)
From net realized long-term gain on investments
Class IA	—	—	(1,321,082)	(1,338,506)	(661,229)	(1,518,646)
Class IB	—	—	(1,262,881)	(1,096,544)	(745,327)	(1,294,691)
Increase (decrease) from capital share
transactions (Note 4)	20,312,346	(14,591,853)	(60,318)	(6,390,749)	(1,087,528)	(1,967,183)

Total increase (decrease) in net assets	16,317,060	(10,399,402)	(8,227,805)	(12,965,759)	(6,195,216)	(9,460,137)

Net assets:
Beginning of period	138,612,744	149,012,146	37,877,456	50,843,215	37,528,882	46,989,019

End of period	$154,929,804	$138,612,744	$29,649,651	$37,877,456	$31,333,666	$37,528,882

Undistributed net investment income (loss),
end of period	$2,447,485	$5,216,010	$126,848	$211,410	$103,221	$215,587

* Unaudited

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
342

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	Discovery Growth Fund		Diversified Income Fund		Equity Income Fund
	Six months ended	Year ended	Six months ended	Year ended	Six months ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2008*	2007	2008*	2007	2008*	2007

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(7,097)	$(41,512)	$17,664,350	$24,684,603	$2,322,434	$4,188,820
Net realized gain (loss) on investments and
foreign currency transactions	(1,141,765)	3,942,905	7,407,782	(8,224,980)	(2,893,760)	9,752,207
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(2,166,725)	(288,735)	(44,568,827)	3,251,536	(25,995,168)	(5,687,069)

Net increase (decrease) in net assets
resulting from operations	(3,315,587)	3,612,658	(19,496,695)	19,711,159	(26,566,494)	8,253,958

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	—	—	(13,071,030)	(14,181,956)	(2,379,254)	(2,047,999)
Class IB	—	—	(12,116,691)	(9,736,427)	(1,856,988)	(1,536,601)
Net realized short-term gain on investments
Class IA	(103,486)	(237,773)	—	—	(2,445,808)	(2,613,246)
Class IB	(186,102)	(548,748)	—	—	(2,210,341)	(2,258,874)
From net realized long-term gain on investments
Class IA	(1,045,421)	(743,484)	—	—	(2,479,083)	(6,225,917)
Class IB	(1,880,014)	(1,715,862)	—	—	(2,240,414)	(5,381,644)
Increase (decrease) from capital share
transactions (Note 4)	(1,375,888)	(136,552)	1,801,978	(1,817,389)	2,992,466	11,739,749

Total increase (decrease) in net assets	(7,906,498)	230,239	(42,882,438)	(6,024,613)	(37,185,916)	(70,574)

Net assets:
Beginning of period	36,971,017	36,740,778	473,788,870	479,813,483	241,354,224	241,424,798

End of period	$29,064,519	$36,971,017	$430,906,432	$473,788,870	$204,168,308	$241,354,224

Undistributed net investment income (loss),
end of period	$(7,097)	$—	$13,362,401	$20,885,772	$2,212,481	$4,126,289

* Unaudited

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
343

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	The George Putnam Fund of Boston		Global Asset Allocation Fund		Global Equity Fund
	Six months ended	Year ended	Six months ended	Year ended	Six months ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2008*	2007	2008*	2007	2008*	2007

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$10,173,146	$16,494,310	$6,349,011	$9,429,232	$5,072,848	$7,175,687
Net realized gain (loss) on investments and
foreign currency transactions	1,072,392	36,858,412	13,077,998	22,240,092	(12,058,539)	101,861,234
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(61,331,847)	(44,785,349)	(41,095,724)	(19,167,961)	(51,702,061)	(54,014,787)

Net increase (decrease) in net assets
resulting from operations	(50,086,309)	8,567,373	(21,668,715)	12,501,363	(58,687,752)	55,022,134

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(9,240,107)	(9,055,342)	(8,912,558)	(2,160,149)	(9,747,291)	(12,076,191)
Class IB	(9,310,345)	(7,759,182)	(3,115,087)	(466,643)	(1,290,757)	(1,631,495)
Net realized short-term gain on investments
Class IA	(4,670,381)	(7,133,784)	—	—	—	—
Class IB	(5,058,548)	(6,699,061)	—	—	—	—
From net realized long-term gain on investments
Class IA	(12,098,701)	(21,545,471)	—	—	—	—
Class IB	(13,104,256)	(20,232,519)	—	—	—	—
Increase in capital from settlement payment	—	—	—	—	164,685	—
Increase (decrease) from capital share
transactions (Note 4)	(14,943,721)	(44,913,936)	(12,930,709)	(49,564,899)	(43,796,248)	(106,213,168)

Total increase (decrease) in net assets	(118,512,368)	(108,771,922)	(46,627,069)	(39,690,328)	(113,357,363)	(64,898,720)

Net assets:
Beginning of period	499,507,900	608,279,822	360,446,958	400,137,286	543,168,404	608,067,124

End of period	$380,995,532	$499,507,900	$313,819,889	$360,446,958	$429,811,041	$543,168,404

Undistributed net investment income (loss),
end of period	$8,571,949	$16,949,255	$1,433,142	$7,111,776	$5,109,799	$11,074,999

* Unaudited

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
344

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	Growth and Income Fund		Growth Opportunities Fund		Health Sciences Fund
	Six months ended	Year ended	Six months ended	Year ended	Six months ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2008*	2007	2008*	2007	2008*	2007

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$24,368,365	$54,517,652	$76,224	$(1,338)	$387,471	$1,929,910
Net realized gain (loss) on investments and
foreign currency transactions	(210,511,076)	417,909,934	1,450,348	2,692,241	6,224,907	24,559,845
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(282,675,105)	(641,943,795)	(6,037,624)	(52,973)	(16,938,713)	(25,158,918)

Net increase (decrease) in net assets
resulting from operations	(468,817,816)	(169,516,209)	(4,511,052)	2,637,930	(10,326,335)	1,330,837

Distributions to shareholders (Note 1):
From ordinary income
From net investment income
Class IA	(46,102,864)	(48,576,153)	—	(64,798)	—	(1,178,487)
Class IB	(9,466,937)	(9,836,129)	—	(15,967)	—	(1,174,827)
From net realized short-term gain on investments
Class IA	(95,201,926)	(74,025,833)	—	—	—	—
Class IB	(23,254,195)	(18,002,941)	—	—	—	—
From net realized long-term gain on investments
Class IA	(238,053,141)	(390,721,228)	—	—	(636,471)	—
Class IB	(58,147,291)	(95,022,656)	—	—	(939,530)	—
Increase (decrease) from capital share
transactions (Note 4)	98,252,311	(275,437,410)	(2,969,037)	(10,652,543)	(23,025,564)	(69,540,842)

Total increase (decrease) in net assets	(840,791,859)	(1,081,138,559)	(7,480,089)	(8,095,378)	(34,927,900)	(70,563,319)

Net assets:
Beginning of period	3,020,078,166	4,101,216,725	42,828,320	50,923,698	200,096,606	270,659,925

End of period	$2,179,286,307	$3,020,078,166	$35,348,231	$42,828,320	$165,168,706	$200,096,606

Undistributed net investment income (loss),
end of period	$22,397,067	$53,598,503	$76,224	$—	$216,986	$(170,485)

* Unaudited

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
345

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	High Yield Fund		Income Fund		International Equity Fund
	Six months ended	Year ended	Six months ended	Year ended	Six months ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2008*	2007	2008*	2007	2008*	2007

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$18,576,271	$42,611,266	$24,394,634	$36,218,146	$20,171,496	$17,738,908
Net realized gain (loss) on investments and
foreign currency transactions	(6,893,695)	7,080,686	14,985,971	4,592,012	(38,034,244)	191,184,365
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(13,702,007)	(31,576,865)	(46,330,253)	(4,054,247)	(103,970,608)	(101,040,898)

Net increase (decrease) in net assets
resulting from operations	(2,019,431)	18,115,087	(6,949,648)	36,755,911	(121,833,356)	107,882,375

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(30,060,340)	(32,095,983)	(23,950,417)	(22,481,407)	(7,027,172)	(12,348,566)
Class IB	(12,192,359)	(12,858,792)	(17,430,226)	(15,442,292)	(13,492,945)	(25,529,092)
Net realized short-term gain on investments
Class IA	—	—	—	—	(15,501,114)	(9,464,092)
Class IB	—	—	—	—	(34,570,435)	(20,974,802)
From net realized long-term gain on investments
Class IA	—	—	—	—	(30,983,438)	(40,401,491)
Class IB	—	—	—	—	(69,098,967)	(89,539,842)
Increase in capital from settlement payment	—	—	—	—	933,373	—
Increase (decrease) from capital share
transactions (Note 4)	(6,018,715)	(59,284,021)	(29,660,077)	(71,023,688)	75,629,353	29,621,132

Total increase (decrease) in net assets	(50,290,845)	(86,123,709)	(77,990,368)	(72,191,476)	(215,944,701)	(60,754,378)

Net assets:
Beginning of period	512,911,578	599,035,287	665,351,623	737,543,099	1,206,903,012	1,267,657,390

End of period	$462,620,733	$512,911,578	$587,361,255	$665,351,623	$990,958,311	$1,206,903,012

Undistributed net investment income (loss),
end of period	$16,608,893	$40,285,321	$20,850,894	$37,836,903	$24,950,996	$25,299,617

* Unaudited

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
346

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT International		Putnam VT International		Putnam VT
	Growth and Income Fund		New Opportunities Fund		Investors Fund
	Six months ended	Year ended	Six months ended	Year ended	Six months ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2008*	2007	2008*	2007	2008*	2007

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$6,276,369	$7,623,415	$2,895,213	$2,698,344	$1,054,587	$1,235,267
Net realized gain (loss) on investments and
foreign currency transactions	(5,606,027)	64,221,894	(4,367,352)	49,841,872	(39,334,345)	25,149,007
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(45,772,223)	(38,992,898)	(29,152,673)	(16,454,153)	(25,924,968)	(46,671,024)

Net increase (decrease) in net assets
resulting from operations	(45,101,881)	32,852,411	(30,624,812)	36,086,063	(64,204,726)	(20,286,750)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(4,834,639)	(6,234,871)	(1,633,230)	(1,293,024)	(706,785)	(1,406,786)
Class IB	(1,796,405)	(2,399,286)	(1,912,211)	(1,504,873)	(510,157)	(766,668)
Net realized short-term gain on investments
Class IA	(18,113,105)	(22,973,100)	—	—	—	—
Class IB	(8,009,592)	(9,907,395)	—	—	—	—
From net realized long-term gain on investments
Class IA	(26,909,459)	(34,531,592)	—	—	—	—
Class IB	(11,899,329)	(14,892,117)	—	—	—	—
Increase in capital from settlement payment	—	—	751,727	—	—	—
Increase (decrease) from capital share
transactions (Note 4)	30,872,791	20,974,731	(32,681,524)	(34,748,711)	4,590,188	(52,219,385)

Total increase (decrease) in net assets	(85,791,619)	(37,111,219)	(66,100,050)	(1,460,545)	(60,831,480)	(74,679,589)

Net assets:
Beginning of period	423,357,944	460,469,163	286,214,310	287,674,855	419,603,046	494,282,635

End of period	$337,566,325	$423,357,944	$220,114,260	$286,214,310	$358,771,566	$419,603,046

Undistributed net investment income (loss),
end of period	$6,281,668	$6,636,343	$3,030,120	$3,680,348	$1,028,968	$1,191,323

* Unaudited

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
347

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	Mid Cap Value Fund		Money Market Fund		New Opportunities Fund
	Six months ended	Year ended	Six months ended	Year ended	Six months ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2008*	2007	2008*	2007	2008*	2007

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$182,337	$386,583	$7,117,943	$19,881,079	$1,186,253	$2,509,097
Net realized gain (loss) on investments and
foreign currency transactions	(1,349,086)	11,608,611	—	(17,583)	(32,116,255)	160,195,832
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(4,787,044)	(9,684,387)	—	—	(52,975,568)	(88,460,846)

Net increase (decrease) in net assets
resulting from operations	(5,953,793)	2,310,807	7,117,943	19,863,496	(83,905,570)	74,244,083

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(310,817)	(1,114,590)	(3,832,728)	(10,463,007)	(2,169,773)	(1,781,476)
Class IB	(78,548)	(456,863)	(3,305,157)	(9,452,246)	—	—
Net realized short term gain on investments
Class IA	(2,525,388)	(1,723,556)	—	—	—	—
Class IB	(1,276,404)	(820,595)	—	—	—	—
From net realized long term gain on investments
Class IA	(5,292,215)	(3,794,037)	—	—	—	—
Class IB	(2,674,838)	(1,806,365)	—	—	—	—
Increase (decrease) from capital share
transactions (Note 4)	(1,030,493)	(7,677,869)	29,296,795	25,991,484	(117,517,717)	(313,437,351)

Total increase (decrease) in net assets	(19,142,496)	(15,083,068)	29,276,853	25,939,727	(203,593,060)	(240,974,744)

Net assets:
Beginning of period	80,041,595	95,124,663	425,692,382	399,752,655	1,050,124,505	1,291,099,249

End of period	$60,899,099	$80,041,595	$454,969,235	$425,692,382	$846,531,445	$1,050,124,505

Undistributed net investment income (loss),
end of period	$169,180	$376,208	$(19,942)	$—	$1,505,296	$2,488,816

* Unaudited

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
348

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	New Value Fund		OTC & Emerging Growth Fund		Research Fund
	Six months ended	Year ended	Six months ended	Year ended	Six months ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2008*	2007	2008*	2007	2008*	2007

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$3,579,895	$7,927,748	$(84,054)	$(149,961)	$452,022	$1,268,384
Net realized gain (loss) on investments and
foreign currency transactions	(40,026,638)	87,357,063	(3,959,884)	11,229,950	(15,056,107)	22,130,419
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(63,700,877)	(119,312,064)	(2,547,437)	(1,489,452)	(2,440,086)	(20,565,523)

Net increase (decrease) in net assets
resulting from operations	(100,147,620)	(24,027,253)	(6,591,375)	9,590,537	(17,044,171)	2,833,280

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(4,432,495)	(4,906,072)	—	—	(561,720)	(466,938)
Class IB	(3,550,665)	(3,307,191)	—	—	(628,452)	(408,798)
Net realized short-term gain on investments
Class IA	(8,250,265)	(8,058,567)	—	—	—	—
Class IB	(7,977,264)	(6,534,499)	—	—	—	—
From net realized long-term gain on investments
Class IA	(36,479,112)	(26,067,200)	—	—	—	—
Class IB	(35,272,020)	(21,137,266)	—	—	—	—
Increase (decrease) from capital share
transactions (Note 4)	39,292,836	(45,642,162)	(9,338,388)	(12,314,330)	(14,184,973)	(42,296,047)

Total increase (decrease) in net assets	(156,816,605)	(139,680,210)	(15,929,763)	(2,723,793)	(32,419,316)	(40,338,503)

Net assets:
Beginning of period	539,727,236	679,407,446	76,341,438	79,065,231	137,482,052	177,820,555

End of period	$382,910,631	$539,727,236	$60,411,675	$76,341,438	$105,062,736	$137,482,052

Undistributed net investment income (loss),
end of period	$3,421,168	$7,824,433	$(84,054)	$—	$363,755	$1,101,905

* Unaudited

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
349

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	Small Cap Value Fund		Utilities Growth and Income Fund		Vista Fund
	Six months ended	Year ended	Six months ended	Year ended	Six months ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2008*	2007	2008*	2007	2008*	2007

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$2,633,005	$6,355,698	$4,255,940	$7,320,757	$(264,285)	$(424,207)
Net realized gain (loss) on investments and
foreign currency transactions	11,328,349	132,787,458	13,284,167	48,005,145	(21,566,240)	56,454,846
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(77,509,296)	(183,320,963)	(34,827,408)	14,995,797	1,273,157	(38,659,998)

Net increase (decrease) in net assets
resulting from operations	(63,547,942)	(44,177,807)	(17,287,301)	70,321,699	(20,557,368)	17,370,641

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(2,063,142)	(1,803,520)	(6,375,855)	(6,348,642)	—	—
Class IB	(3,810,427)	(4,208,003)	(1,077,784)	(1,086,867)	—	—
Net realized short-term gain on investments
Class IA	(873,397)	(4,160,501)	—	—	—	—
Class IB	(2,150,774)	(13,391,892)	—	—	—	—
From net realized long-term gain on investments
Class IA	(26,222,530)	(21,985,769)	—	—	—	—
Class IB	(64,574,035)	(70,768,165)	—	—	—	—
Increase (decrease) from capital share
transactions (Note 4)	52,863,198	(341,674,129)	(25,152,040)	(64,471,342)	(42,081,730)	(105,064,132)

Total increase (decrease) in net assets	(110,379,049)	(502,169,786)	(49,892,980)	(1,585,152)	(62,639,098)	(87,693,491)

Net assets:
Beginning of period	475,830,409	978,000,195	381,317,416	382,902,568	332,733,145	420,426,636

End of period	$365,451,360	$475,830,409	$331,424,436	$381,317,416	$270,094,047	$332,733,145

Undistributed net investment income (loss),
end of period	$3,209,065	$6,449,629	$3,985,154	$7,182,853	$(264,285)	$—

* Unaudited

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
350

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets (Continued)

	Putnam VT
	Voyager Fund
	Six months ended	Year ended
	June 30	December 31
	2008*	2007

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$3,524,277	$2,520,702
Net realized gain (loss) on investments and
foreign currency transactions	88,195,968	161,932,540
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(245,691,742)	(67,706,897)

Net increase (decrease) in net assets
resulting from operations	(153,971,497)	96,746,345

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(2,552,395)	(441,007)
Class IB	—	—
Increase (decrease) from capital share
transactions (Note 4)	(164,511,845)	(463,035,587)

Total increase (decrease) in net assets	(321,035,737)	(366,730,249)

Net assets:
Beginning of period	1,493,616,092	1,860,346,341

End of period	$1,172,580,355	$1,493,616,092

Undistributed net investment income (loss),
end of period	$3,457,443	$2,485,561

* Unaudited

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
351

PUTNAM VARIABLE TRUST

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Non-recurring	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	reimbursement	of period	value (%)(b,c)	(in thousands)	assets (%)(b,d)	net assets (%)	(%)

Putnam VT American Government Income Fund (Class IA)
June 30, 2008†	$11.73	.34(i)	(.05)	.29	(.54)	—	(.54)	—	$11.48	2.41*	$91,181	.31*(i)	2.86*(i)	59.01*(f)
December 31, 2007	11.38	.54(i)	.40(g)	.94	(.59)	—	(.59)	—	11.73	8.63(g)	76,057	.62(i)	4.76(i)	153.13(f)
December 31, 2006	11.50	.45(i)	(.07)	.38	(.50)	—	(.50)	—	11.38	3.51	83,470	.62(i)	4.01(i)	180.25(f)
December 31, 2005	11.75	.41(i)	(.22)	.19	(.41)	(.03)	(.44)	—	11.50	1.65	107,325	.64(i)	3.56(i)	419.62(f)
December 31, 2004	12.08	.31(i)	.03	.34	(.49)	(.18)	(.67)	—	11.75	2.85	144,320	.66(i)	2.65(i)	309.71
December 31, 2003	12.34	.29	(.07)	.22	(.25)	(.23)	(.48)	—	12.08	1.89	225,290.74		2.35	553.08

Putnam VT American Government Income Fund (Class IB)
June 30, 2008†	$11.69	.32(i)	(.04)	.28	(.51)	—	(.51)	—	$11.46	2.35*	$63,749	.43*(i)	2.73*(i)	59.01*(f)
December 31, 2007	11.34	.51(i)	.40(g)	.91	(.56)	—	(.56)	—	11.69	8.36(g)	62,556	.87(i)	4.51(i)	153.13(f)
December 31, 2006	11.46	.42(i)	(.07)	.35	(.47)	—	(.47)	—	11.34	3.22	65,543	.87(i)	3.74(i)	180.25(f)
December 31, 2005	11.71	.38(i)	(.22)	.16	(.38)	(.03)	(.41)	—	11.46	1.35	74,858	.89(i)	3.32(i)	419.62(f)
December 31, 2004	12.02	.28(i)	.04	.32	(.45)	(.18)	(.63)	—	11.71	2.66	87,312	.91(i)	2.39(i)	309.71
December 31, 2003	12.30	.25	(.07)	.18	(.23)	(.23)	(.46)	—	12.02	1.56	107,751.99		2.09	553.08

Putnam VT Capital Appreciation Fund (Class IA)
June 30, 2008†	$8.27	.02(i)	(1.08)	(1.06)	(.05)	(.75)	(.80)	—	$6.41	(12.86)*	$15,200	.40*(i)	.34*(i)	50.33*
December 31, 2007	9.62	.05(i)	(.63)	(.58)	(.04)	(.73)	(.77)	—	8.27	(6.73)	19,969	.81(i)	.56(i)	75.75
December 31, 2006	9.38	.04(i)	1.08	1.12	(.03)	(.85)	(.88)	—	9.62	12.61	28,620	.82(i)	.42(i)	81.44
December 31, 2005	8.73	.04(i,k)	.67	.71	(.06)	—	(.06)	—	9.38	8.18	28,310	.88(i)	.40(i,k)	132.25
December 31, 2004	7.59	.06(i,j)	1.08	1.14	—	—	—	—	8.73	15.02	26,223	.90(i)	.75(i,j)	139.79
December 31, 2003	6.07	—(e)	1.52	1.52	—	—	—	—	7.59	25.04	23,316	1.06	.04	143.90

Putnam VT Capital Appreciation Fund (Class IB)
June 30, 2008†	$8.19	.02(i)	(1.07)	(1.05)	(.03)	(.75)	(.78)	—	$6.36	(12.93)*	$14,450	.53*(i)	.22*(i)	50.33*
December 31, 2007	9.53	.03(i)	(.63)	(.60)	(.01)	(.73)	(.74)	—	8.19	(6.95)	17,909	1.06(i)	.32(i)	75.75
December 31, 2006	9.30	.01(i)	1.08	1.09	(.01)	(.85)	(.86)	—	9.53	12.32	22,223	1.07(i)	.17(i)	81.44
December 31, 2005	8.66	.01(i,k)	.67	.68	(.04)	—	(.04)	—	9.30	7.88	23,072	1.13(i)	.15(i,k)	132.25
December 31, 2004	7.55	.04(i,j)	1.07	1.11	—	—	—	—	8.66	14.70	23,302	1.15(i)	.51(i,j)	139.79
December 31, 2003	6.05	(.01)	1.51	1.50	—	—	—	—	7.55	24.79	20,315	1.31	(.20)	143.90

Putnam VT Capital Opportunities Fund (Class IA)
June 30, 2008†	$14.50	.04(i)	(1.29)	(1.25)	(.10)	(.70)	(.80)	—	$12.45	(8.68)*	$14,812	.49*(i)	.28*(i)	40.15*
December 31, 2007	17.15	.09(i)	(1.52)	(1.43)	(.03)	(1.19)	(1.22)	—	14.50	(9.29)	18,728	.91(i)	.57(i)	82.20
December 31, 2006	15.87	.03(i)	2.38	2.41	(.04)	(1.09)	(1.13)	—	17.15	15.52	26,293	.96(i)	.21(i)	104.74
December 31, 2005	14.44	.05(i,k)	1.44	1.49	—	(.06)	(.06)	—	15.87	10.41	18,788	.92(i)	.37(i,k)	133.38
December 31, 2004	12.74	.08(i)	2.26	2.34	(.06)	(.58)	(.64)	—	14.44	18.54	13,523	.96(i)	.59(i)	163.42
December 31, 2003**	10.00	—(e,i)	3.02	3.02	—	(.28)	(.28)	—	12.74	30.25*	5,972	.71*(i)	(.01)*(i)	163.05*

Putnam VT Capital Opportunities Fund (Class IB)
June 30, 2008†	$14.38	.02(i)	(1.27)	(1.25)	(.06)	(.70)	(.76)	—	$12.37	(8.79)*	$16,521	.61*(i)	.16*(i)	40.15*
December 31, 2007	17.04	.05(i)	(1.52)	(1.47)	—	(1.19)	(1.19)	—	14.38	(9.55)	18,801	1.16(i)	.32(i)	82.20
December 31, 2006	15.79	(.01)(i)	2.37	2.36	(.02)	(1.09)	(1.11)	—	17.04	15.21	20,696	1.21(i)	(.04)(i)	104.74
December 31, 2005	14.40	.02(i,k)	1.43	1.45	—	(.06)	(.06)	—	15.79	10.16	15,049	1.17(i)	.11(i,k)	133.38
December 31, 2004	12.72	.05(i)	2.24	2.29	(.03)	(.58)	(.61)	—	14.40	18.21	9,013	1.21(i)	.35(i)	163.42
December 31, 2003**	10.00	(.03)(i)	3.03	3.00	—	(.28)	(.28)	—	12.72	30.05*	4,737	.88*(i)	(.18)*(i)	163.05*

Putnam VT Discovery Growth Fund (Class IA)
June 30, 2008†	$6.06	—(e,i)	(.58)	(.58)	—	(.54)	(.54)	—	$4.94	(9.01)*	$11,008	.41*(i)	.06*(i)	88.39*
December 31, 2007	6.01	—(e,i)	.60	.60	—	(.55)	(.55)	—	6.06	10.68	12,881	.83(i)	.06(i)	124.26
December 31, 2006	5.40	.01(i)	.60	.61	—	—	—	—	6.01	11.30	11,434	.82(i)	.10(i)	94.83
December 31, 2005	5.02	—(e,i,k)	.38	.38	—	—	—	—	5.40	7.57	13,287	.88(i)	(.09)(i,k)	147.47
December 31, 2004	4.66	(.01)(i,j)	.37	.36	—	—	—	—	5.02	7.73	17,068	.94(i)	(.24)(i,j)	106.52
December 31, 2003	3.52	(.02)	1.16	1.14	—	—	—	—	4.66	32.39	19,835	1.08	(.58)	81.55

Putnam VT Discovery Growth Fund (Class IB)
June 30, 2008†	$5.94	—(e,i)	(.58)	(.58)	—	(.54)	(.54)	—	$4.82	(9.20)*	$18,057	.53*(i)	(.07)*(i)	88.39*
December 31, 2007	5.92	(.01)(i)	.58	.57	—	(.55)	(.55)	—	5.94	10.32	24,090	1.08(i)	(.19)(i)	124.26
December 31, 2006	5.33	(.01)(i)	.60	.59	—	—	—	—	5.92	11.07	25,307	1.07(i)	(.14)(i)	94.83
December 31, 2005	4.97	(.02)(i,k)	.38	.36	—	—	—	—	5.33	7.24	27,155	1.13(i)	(.34)(i,k)	147.47
December 31, 2004	4.62	(.02)(i,j)	.37	.35	—	—	—	—	4.97	7.58	34,186	1.19(i)	(.48)(i,j)	106.52
December 31, 2003	3.50	(.03)	1.15	1.12	—	—	—	—	4.62	32.00	35,091	1.33	(.83)	81.55

See page 366 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
352	353

PUTNAM VARIABLE TRUST

Financial highlights (For a common share outstanding throughout the period) (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Non-recurring	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	reimbursement	of period	value (%)(b,c)	(in thousands)	assets (%)(b,d)	net assets (%)	(%)

Putnam VT Diversified Income Fund (Class IA)
June 30, 2008†	$8.81	.33(i)	(.70)	(.37)	(.49)	—	(.49)	—	$7.95	(4.20)*	$211,201	.37*(i)	4.02*(i)	81.50*(f)
December 31, 2007	8.89	.46(i)	(.09)	.37	(.45)	—	(.45)	—	8.81	4.31	248,629	.75(i)	5.25(i)	78.65(f)
December 31, 2006	8.86	.44(i)	.11	.55	(.52)	—	(.52)	—	8.89	6.60	291,212	.76(i)	5.12(i)	87.14(f)
December 31, 2005	9.27	.44(i)	(.16)	.28	(.69)	—	(.69)	—	8.86	3.28	348,430	.79(i)	4.96(i)	115.07(f)
December 31, 2004	9.32	.51(i)	.33	.84	(.89)	—	(.89)	—	9.27	9.58	409,381	.80(i)	5.68(i)	79.07
December 31, 2003	8.55	.63	.97	1.60	(.83)	—	(.83)	—	9.32	20.27	449,121.82		7.16	104.06

Putnam VT Diversified Income Fund (Class IB)
June 30, 2008†	$8.70	.32(i)	(.68)	(.36)	(.47)	—	(.47)	—	$7.87	(4.14)*	$219,705	.50*(i)	3.90*(i)	81.50*(f)
December 31, 2007	8.78	.43(i)	(.08)	.35	(.43)	—	(.43)	—	8.70	4.13	225,160	1.00(i)	5.02(i)	78.65(f)
December 31, 2006	8.76	.42(i)	.10	.52	(.50)	—	(.50)	—	8.78	6.29	188,602	1.01(i)	4.86(i)	87.14(f)
December 31, 2005	9.17	.41(i)	(.15)	.26	(.67)	—	(.67)	—	8.76	3.05	160,295	1.04(i)	4.70(i)	115.07(f)
December 31, 2004	9.24	.48(i)	.32	.80	(.87)	—	(.87)	—	9.17	9.20	149,586	1.05(i)	5.41(i)	79.07
December 31, 2003	8.49	.60	.96	1.56	(.81)	—	(.81)	—	9.24	19.91	141,644	1.07	6.86	104.06

Putnam VT Equity Income Fund (Class IA)
June 30, 2008†	$15.06	.15(i)	(1.81)	(1.66)	(.29)	(.59)	(.88)	—	$12.52	(11.15)*	$106,977	.38*(i)	1.10*(i)	30.49*
December 31, 2007	15.87	.28(i)	.24	.52	(.25)	(1.08)	(1.33)	—	15.06	3.46	128,150	.77(i)	1.79(i)	74.27
December 31, 2006	13.96	.27(i)	2.31	2.58	(.20)	(.47)	(.67)	—	15.87	19.15	128,870	.79(i)	1.85(i)	81.54
December 31, 2005	13.54	.22(i,k)	.53	.75	(.15)	(.18)	(.33)	—	13.96	5.71	106,970	.81(i)	1.64(i,k)	59.47
December 31, 2004	12.09	.22(i)	1.25	1.47	—	(.02)	(.02)	—	13.54	12.14	80,093	.83(i)	1.75(i)	89.30
December 31, 2003**	10.00	.10(i)	2.06	2.16	(.05)	(.02)	(.07)	—	12.09	21.57*	39,133	.71*(i)	.93*(i)	113.49*

Putnam VT Equity Income Fund (Class IB)
June 30, 2008†	$14.97	.13(i)	(1.79)	(1.66)	(.25)	(.59)	(.84)	—	$12.47	(11.20)*	$97,191	.51*(i)	.98*(i)	30.49*
December 31, 2007	15.79	.24(i)	.24	.48	(.22)	(1.08)	(1.30)	—	14.97	3.19	113,204	1.02(i)	1.54(i)	74.27
December 31, 2006	13.89	.23(i)	2.31	2.54	(.17)	(.47)	(.64)	—	15.79	18.93	112,555	1.04(i)	1.61(i)	81.54
December 31, 2005	13.49	.19(i,k)	.52	.71	(.13)	(.18)	(.31)	—	13.89	5.43	82,356	1.06(i)	1.40(i,k)	59.47
December 31, 2004	12.08	.19(i)	1.24	1.43	—	(.02)	(.02)	—	13.49	11.82	55,764	1.08(i)	1.51(i)	89.30
December 31, 2003**	10.00	.09(i)	2.05	2.14	(.04)	(.02)	(.06)	—	12.08	21.39*	22,804	.88*(i)	.76*(i)	113.49*

Putnam VT The George Putnam Fund of Boston (Class IA)
June 30, 2008†	$11.05	.23(i)	(1.37)	(1.14)	(.46)	(.83)	(1.29)	—	$8.62	(10.76)*	$184,088	.38*(i)	2.37*(i)	39.53*(f)
December 31, 2007	12.47	.35(i)	(.20)	.15	(.38)	(1.19)	(1.57)	—	11.05	1.14	243,160	.72(i)	3.03(i)	128.49(f)
December 31, 2006	11.83	.29(i)	1.09	1.38	(.32)	(.42)	(.74)	—	12.47	12.23	318,905	.74(i)	2.50(i)	124.55(f)
December 31, 2005	11.61	.28(i,k)	.20	.48	(.26)	—	(.26)	—	11.83	4.22	382,326	.72(i)	2.44(i,k)	139.50
December 31, 2004	10.93	.24(i)	.67	.91	(.23)	—	(.23)	—	11.61	8.48	444,637	.72(i)	2.15(i)	148.39
December 31, 2003	9.58	.23	1.38	1.61	(.26)	—	(.26)	—	10.93	17.35	463,270.73		2.27	144.47

Putnam VT The George Putnam Fund of Boston (Class IB)
June 30, 2008†	$10.99	.22(i)	(1.37)	(1.15)	(.43)	(.83)	(1.26)	—	$8.58	(10.93)*	$196,908	.50*(i)	2.25*(i)	39.53*(f)
December 31, 2007	12.40	.32(i)	(.20)	.12	(.34)	(1.19)	(1.53)	—	10.99	.95	256,347	.97(i)	2.78(i)	128.49(f)
December 31, 2006	11.76	.26(i)	1.09	1.35	(.29)	(.42)	(.71)	—	12.40	12.02	289,374	.99(i)	2.25(i)	124.55(f)
December 31, 2005	11.55	.25(i,k)	.19	.44	(.23)	—	(.23)	—	11.76	3.91	301,779	.97(i)	2.18(i,k)	139.50
December 31, 2004	10.88	.21(i)	.67	.88	(.21)	—	(.21)	—	11.55	8.21	294,298	.97(i)	1.90(i)	148.39
December 31, 2003	9.54	.20	1.38	1.58	(.24)	—	(.24)	—	10.88	17.04	254,106.98		2.00	144.47

Putnam VT Global Asset Allocation Fund (Class IA)
June 30, 2008†	$16.90	.31(i)	(1.35)	(1.04)	(.60)	—	(.60)	—	$15.26	(6.17)*	$226,389	.39*(i)	1.94*(i)	71.97*(f)
December 31, 2007	16.50	.42(i)	.10	.52	(.12)	—	(.12)	—	16.90	3.16	264,820	.77(i)	2.49(i)	106.99(f)
December 31, 2006	15.03	.33(i)	1.59	1.92	(.45)	—	(.45)	—	16.50	13.04	311,512	.82(i)	2.15(i)	76.62(f)
December 31, 2005	14.22	.30(i,k)	.71	1.01	(.20)	—	(.20)	—	15.03	7.20	330,872	.90(i)	2.06(i,k)	144.67(f)
December 31, 2004	13.43	.24(i)	.98	1.22	(.43)	—	(.43)	—	14.22	9.26	371,882	.93(i)	1.76(i)	156.86
December 31, 2003	11.51	.23	2.19	2.42	(.50)	—	(.50)	—	13.43	22.04	417,713.95		1.92	155.21

Putnam VT Global Asset Allocation Fund (Class IB)
June 30, 2008†	$16.94	.29(i)	(1.35)	(1.06)	(.56)	—	(.56)	—	$15.32	(6.28)*	$87,431	.51*(i)	1.82*(i)	71.97*(f)
December 31, 2007	16.54	.38(i)	.11	.49	(.09)	—	(.09)	—	16.94	2.94	95,626	1.02(i)	2.23(i)	106.99(f)
December 31, 2006	15.06	.29(i)	1.61	1.90	(.42)	—	(.42)	—	16.54	12.86	88,626	1.07(i)	1.87(i)	76.62(f)
December 31, 2005	14.25	.26(i,k)	.72	.98	(.17)	—	(.17)	—	15.06	6.97	66,485	1.15(i)	1.80(i,k)	144.67(f)
December 31, 2004	13.45	.20(i)	1.00	1.20	(.40)	—	(.40)	—	14.25	9.11	47,886	1.18(i)	1.51(i)	156.86
December 31, 2003	11.51	.20	2.21	2.41	(.47)	—	(.47)	—	13.45	21.90	32,588	1.20	1.63	155.21

See page 366 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
354	355

PUTNAM VARIABLE TRUST

Financial highlights (For a common share outstanding throughout the period) (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Non-recurring	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	reimbursement	of period	value (%)(b,c)	(in thousands)	assets (%)(b,d)	net assets (%)	(%)

Putnam VT Global Equity Fund (Class IA)
June 30, 2008†	$14.61	.14(i)	(1.75)	(1.61)	(.32)	—	(.32)	—(e,m)	$12.68	(10.98)*	$373,992	.44*(i)	1.10*(i)	45.29*
December 31, 2007	13.68	.18(i)	1.08	1.26	(.33)	—	(.33)	—	14.61	9.37	472,265	.89(i)	1.23(i)	86.29
December 31, 2006	11.14	.15(i)	2.46	2.61	(.07)	—	(.07)	—	13.68	23.50	530,379	.95(i)	1.26(i)	84.81
December 31, 2005	10.32	.11(i,k)	.82	.93	(.11)	—	(.11)	—	11.14	9.09(k)	535,688	.92(i)	1.08(i,k)	75.73
December 31, 2004	9.26	.10(i)	1.17	1.27	(.21)	—	(.21)	—	10.32	13.94	608,379	.94(i)	1.10(i)	77.03
December 31, 2003	7.25	.09	2.02	2.11	(.10)	—	(.10)	—	9.26	29.54	670,764.92		1.21	88.32

Putnam VT Global Equity Fund (Class IB)
June 30, 2008†	$14.48	.13(i)	(1.73)	(1.60)	(.28)	—	(.28)	—(e,m)	$12.60	(11.03)*	$55,819	.56*(i)	.98*(i)	45.29*
December 31, 2007	13.57	.14(i)	1.07	1.21	(.30)	—	(.30)	—	14.48	9.02	70,903	1.14(i)	.99(i)	86.29
December 31, 2006	11.05	.12(i)	2.44	2.56	(.04)	—	(.04)	—	13.57	23.22	77,688	1.20(i)	1.01(i)	84.81
December 31, 2005	10.24	.09(i,k)	.80	.89	(.08)	—	(.08)	—	11.05	8.78(k)	71,310	1.17(i)	.82(i,k)	75.73
December 31, 2004	9.19	.08(i)	1.16	1.24	(.19)	—	(.19)	—	10.24	13.68	75,503	1.19(i)	.86(i)	77.03
December 31, 2003	7.19	.07	2.01	2.08	(.08)	—	(.08)	—	9.19	29.23	74,972	1.17	.95	88.32

Putnam VT Growth and Income Fund (Class IA)
June 30, 2008†	$23.28	.19(i)	(3.87)	(3.68)	(.48)	(3.45)	(3.93)	—	$15.67	(16.58)*	$1,753,738	.29*(i)	.98*(i)	18.32*
December 31, 2007	29.54	.40(i)	(1.80)	(1.40)	(.46)	(4.40)	(4.86)	—	23.28	(5.80)	2,427,397	.55(i)	1.52(i)	50.44
December 31, 2006	26.51	.39(i)	3.78	4.17	(.49)	(.65)	(1.14)	—	29.54	16.19	3,309,577	.55(i)	1.44(i)	78.00
December 31, 2005	25.59	.41(i,k)	.97	1.38	(.46)	—	(.46)	—	26.51	5.50(k)	3,688,393	.54(i)	1.61(i,k)	56.46
December 31, 2004	23.39	.40(i)	2.22	2.62	(.42)	—	(.42)	—	25.59	11.37	4,504,542	.54(i)	1.70(i)	29.21
December 31, 2003	18.75	.37	4.69	5.06	(.42)	—	(.42)	—	23.39	27.69	4,947,556.53		1.85	32.55

Putnam VT Growth and Income Fund (Class IB)
June 30, 2008†	$23.12	.16(i)	(3.84)	(3.68)	(.40)	(3.45)	(3.85)	—	$15.59	(16.68)*	$425,548	.42*(i)	.85*(i)	18.32*
December 31, 2007	29.36	.33(i)	(1.79)	(1.46)	(.38)	(4.40)	(4.78)	—	23.12	(6.04)	592,681	.80(i)	1.27(i)	50.44
December 31, 2006	26.35	.32(i)	3.76	4.08	(.42)	(.65)	(1.07)	—	29.36	15.91	791,640	.80(i)	1.19(i)	78.00
December 31, 2005	25.44	.35(i,k)	.95	1.30	(.39)	—	(.39)	—	26.35	5.23(k)	811,652	.79(i)	1.37(i,k)	56.46
December 31, 2004	23.26	.34(i)	2.21	2.55	(.37)	—	(.37)	—	25.44	11.11	871,478	.79(i)	1.45(i)	29.21
December 31, 2003	18.64	.32	4.67	4.99	(.37)	—	(.37)	—	23.26	27.38	828,558.78		1.60	32.55

Putnam VT Growth Opportunities Fund (Class IA)
June 30, 2008†	$5.58	.01(i)	(.61)	(.60)	—	—	—	—	$4.98	(10.75)*	$15,102	.40*(i)	.28*(i)	59.88*
December 31, 2007	5.29	.01(i)	.30	.31	(.02)	—	(.02)	—	5.58	5.82	17,346	.81(i)	.14(i)	60.00
December 31, 2006	4.88	.01(i)	.42	.43	(.02)	—	(.02)	—	5.29	8.75	21,650	.83(i)	.30(i)	82.83
December 31, 2005	4.72	.02(i,k)	.18	.20	(.04)	—	(.04)	—	4.88	4.34	24,764	.87(i)	.36(i,k)	154.79
December 31, 2004	4.63	.03(i,j)	.07	.10	(.01)	—	(.01)	—	4.72	2.08	31,196	.90(i)	.76(i,j)	57.02
December 31, 2003	3.75	.01	.87	.88	—	—	—	—	4.63	23.47	38,470.96		.17	59.00

Putnam VT Growth Opportunities Fund (Class IB)
June 30, 2008†	$5.53	.01(i)	(.61)	(.60)	—	—	—	—	$4.93	(10.85)*	$20,247	.53*(i)	.15*(i)	59.88*
December 31, 2007	5.24	(.01)(i)	.30	.29	—(e)	—	— (e)	—	5.53	5.60	25,482	1.06(i)	(.11)(i)	60.00
December 31, 2006	4.83	—(e,i)	.41	.41	—(e)	—	— (e)	—	5.24	8.55	29,273	1.08(i)	.05(i)	82.83
December 31, 2005	4.67	.01(i,k)	.18	.19	(.03)	—	(.03)	—	4.83	4.11	32,082	1.12(i)	.11(i,k)	154.79
December 31, 2004	4.59	.02(i,j)	.06	.08	—	—	—	—	4.67	1.74	36,059	1.15(i)	.55(i,j)	57.02
December 31, 2003	3.73	—(e)	.86	.86	—	—	—	—	4.59	23.06	37,906	1.21	(.08)	59.00

Putnam VT Health Sciences Fund (Class IA)
June 30, 2008†	$13.49	.04(i)	(.75)	(.71)	—	(.11)	(.11)	—	$12.67	(5.23)*	$66,340	.39*(i)	.29*(i)	8.96*
December 31, 2007	13.69	.13(i,j)	(.18)	(.05)	(.15)	—	(.15)	—	13.49	(.36)	81,384	.81(i)	.95(i,j)	16.03
December 31, 2006	13.35	.04(i)	.37	.41	(.07)	—	(.07)	—	13.69	3.06	117,118	.85(i)	.30(i)	22.40
December 31, 2005	11.80	.05(i,k)	1.54	1.59	(.04)	—	(.04)	—	13.35	13.50	160,324	.81(i)	.43(i,k)	30.98
December 31, 2004	11.04	.04(i)	.76	.80	(.04)	—	(.04)	—	11.80	7.30	171,982	.85(i)	.39(i)	47.82
December 31, 2003	9.37	.07	1.68	1.75	(.08)	—	(.08)	—	11.04	18.80	200,054.84		.39	63.66

Putnam VT Health Sciences Fund (Class IB)
June 30, 2008†	$13.40	.02(i)	(.74)	(.72)	—	(.11)	(.11)	—	$12.57	(5.34)*	$98,829	.51*(i)	.16*(i)	8.96*
December 31, 2007	13.60	.10(i,j)	(.19)	(.09)	(.11)	—	(.11)	—	13.40	(.67)	118,713	1.06(i)	.69(i,j)	16.03
December 31, 2006	13.27	.01(i)	.36	.37	(.04)	—	(.04)	—	13.60	2.79	153,542	1.10(i)	.05(i)	22.40
December 31, 2005	11.73	.02(i,k)	1.53	1.55	(.01)	—	(.01)	—	13.27	13.20	189,476	1.06(i)	.17(i,k)	30.98
December 31, 2004	10.97	.01(i)	.77	.78	(.02)	—	(.02)	—	11.73	7.12	162,097	1.10(i)	.13(i)	47.82
December 31, 2003	9.32	.02	1.69	1.71	(.06)	—	(.06)	—	10.97	18.39	161,036	1.09	.11	63.66

See page 366 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
356	357

PUTNAM VARIABLE TRUST

Financial highlights (For a common share outstanding throughout the period) (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Non-recurring	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	reimbursement	of period	value (%)(b,c)	(in thousands)	assets (%)(b,d)	net assets (%)	(%)

Putnam VT High Yield Fund (Class IA)
June 30, 2008†	$7.45	.27(i)	(.30)	(.03)	(.66)	—	(.66)	—	$6.76	(.23)*	$328,516	.36*(i)	3.89*(i)	13.20*
December 31, 2007	7.83	.58(i)	(.33)	.25	(.63)	—	(.63)	—	7.45	3.17	360,197	.73(i)	7.67(i)	43.25
December 31, 2006	7.68	.56(i)	.20	.76	(.61)	—	(.61)	—	7.83	10.60	431,054	.74(i)	7.46(i)	51.55
December 31, 2005	8.10	.56(i)	(.31)	.25	(.67)	—	(.67)	—	7.68	3.47	460,707	.76(i)	7.27(i)	43.21
December 31, 2004	7.97	.58(i)	.24	.82	(.69)	—	(.69)	—	8.10	10.99	525,899	.78(i)	7.47(i)	50.44
December 31, 2003	7.08	.65	1.07	1.72	(.83)	—	(.83)	—	7.97	26.68	594,299.78		8.86	75.01

Putnam VT High Yield Fund (Class IB)
June 30, 2008†	$7.39	.26(i)	(.30)	(.04)	(.64)	—	(.64)	—	$6.71	(.39)*	$134,104	.49*(i)	3.77*(i)	13.20*
December 31, 2007	7.78	.56(i)	(.34)	.22	(.61)	—	(.61)	—	7.39	2.79	152,715	.98(i)	7.42(i)	43.25
December 31, 2006	7.62	.54(i)	.21	.75	(.59)	—	(.59)	—	7.78	10.52	167,982	.99(i)	7.20(i)	51.55
December 31, 2005	8.05	.53(i)	(.31)	.22	(.65)	—	(.65)	—	7.62	3.10	170,165	1.01(i)	7.02(i)	43.21
December 31, 2004	7.94	.55(i)	.23	.78	(.67)	—	(.67)	—	8.05	10.54	175,106	1.03(i)	7.18(i)	50.44
December 31, 2003	7.05	.62	1.09	1.71	(.82)	—	(.82)	—	7.94	26.54	159,069	1.03	8.44	75.01

Putnam VT Income Fund (Class IA)
June 30, 2008†	$12.68	.48(i)	(.61)	(.13)	(.84)	—	(.84)	—	$11.71	(1.05)*	$336,267	.29*(i)	3.93*(i)	73.06*(f)
December 31, 2007	12.70	.65(i)	.02	.67	(.69)	—	(.69)	—	12.68	5.45	379,470	.57(i)	5.25(i)	228.92(f)
December 31, 2006	12.69	.54(i)	.04	.58	(.57)	—	(.57)	—	12.70	4.83	437,298	.57(i)	4.39(i)	201.13(f)
December 31, 2005	12.96	.52(i)	(.20)	.32	(.45)	(.14)	(.59)	—	12.69	2.60	530,341	.61(i)	4.06(i)	336.25(f)
December 31, 2004	12.91	.38(i)	.22	.60	(.55)	—	(.55)	—	12.96	4.72	637,568	.66(i)	3.01(i)	401.71
December 31, 2003	12.95	.46	.13	.59	(.63)	—	(.63)	—	12.91	4.70	765,119.68		3.61	287.19

Putnam VT Income Fund (Class IB)
June 30, 2008†	$12.59	.46(i)	(.61)	(.15)	(.81)	—	(.81)	—	$11.63	(1.26)*	$251,095	.41*(i)	3.81*(i)	73.06*(f)
December 31, 2007	12.61	.62(i)	.02	.64	(.66)	—	(.66)	—	12.59	5.22	285,881	.82(i)	5.00(i)	228.92(f)
December 31, 2006	12.61	.50(i)	.04	.54	(.54)	—	(.54)	—	12.61	4.52	300,246	.82(i)	4.09(i)	201.13(f)
December 31, 2005	12.88	.48(i)	(.20)	.28	(.41)	(.14)	(.55)	—	12.61	2.36	292,152	.86(i)	3.81(i)	336.25(f)
December 31, 2004	12.84	.34(i)	.22	.56	(.52)	—	(.52)	—	12.88	4.43	278,617	.91(i)	2.71(i)	401.71
December 31, 2003	12.89	.42	.13	.55	(.60)	—	(.60)	—	12.84	4.43	262,067.93		3.29	287.19

Putnam VT International Equity Fund (Class IA)
June 30, 2008†	$19.11	.32(i)	(2.26)	(1.94)	(.37)	(2.47)	(2.84)	.01(m)	$14.34	(10.12)*(m)	$304,424	.42*(i)	1.96*(i)	33.20*
December 31, 2007	20.78	.31(i)	1.33	1.64	(.66)	(2.65)	(3.31)	—	19.11	8.61	381,400	.84(i)	1.56(i)	83.16
December 31, 2006	16.36	.38(i)	4.19	4.57	(.15)	—	(.15)	—	20.78	28.04	410,278	.93(i)	2.08(i)	90.26
December 31, 2005	14.80	.20(i,k)	1.61	1.81	(.25)	—	(.25)	—	16.36	12.46	377,816	.93(i)	1.37(i,k)	86.02
December 31, 2004	12.91	.16(i)	1.95	2.11	(.22)	—	(.22)	—	14.80	16.58	427,548	.94(i)	1.21(i)	62.84
December 31, 2003	10.14	.16	2.73	2.89	(.12)	—	(.12)	—	12.91	28.91	444,329.94		1.50	71.14

Putnam VT International Equity Fund (Class IB)
June 30, 2008†	$18.96	.30(i)	(2.25)	(1.95)	(.32)	(2.47)	(2.79)	.01(m)	$14.23	(10.28)*(m)	$686,534	.54*(i)	1.85*(i)	33.20*
December 31, 2007	20.64	.26(i)	1.32	1.58	(.61)	(2.65)	(3.26)	—	18.96	8.37	825,503	1.09(i)	1.31(i)	83.16
December 31, 2006	16.26	.32(i)	4.17	4.49	(.11)	—	(.11)	—	20.64	27.72	857,380	1.18(i)	1.77(i)	90.26
December 31, 2005	14.71	.16(i,k)	1.61	1.77	(.22)	—	(.22)	—	16.26	12.20	621,897	1.18(i)	1.06(i,k)	86.02
December 31, 2004	12.85	.12(i)	1.94	2.06	(.20)	—	(.20)	—	14.71	16.19	558,206	1.19(i)	.95(i)	62.84
December 31, 2003	10.09	.13	2.73	2.86	(.10)	—	(.10)	—	12.85	28.65	510,055	1.19	1.15	71.14

Putnam VT International Growth and Income Fund (Class IA)
June 30, 2008†	$16.60	.24(i)	(2.02)	(1.78)	(.29)	(2.68)	(2.97)	—	$11.85	(10.87)*	$233,431	.46*(i)	1.73*(i)	28.83*
December 31, 2007	19.32	.31(i)	.96	1.27	(.39)	(3.60)	(3.99)	—	16.60	7.29	294,274	.92(i)	1.74(i)	90.31
December 31, 2006	15.35	.35(i)	3.85	4.20	(.23)	—	(.23)	—	19.32	27.63	325,011	.93(i)	2.04(i)	113.24
December 31, 2005	13.57	.23(i,k)	1.69	1.92	(.14)	—	(.14)	—	15.35	14.33	264,352	1.01(i)	1.68(i,k)	74.48
December 31, 2004	11.35	.14(i)	2.25	2.39	(.17)	—	(.17)	—	13.57	21.31	258,073	1.01(i)	1.18(i)	59.34
December 31, 2003	8.37	.15	2.99	3.14	(.16)	—	(.16)	—	11.35	38.37	227,237	1.02	1.70	71.71

Putnam VT International Growth and Income Fund (Class IB)
June 30, 2008†	$16.48	.22(i)	(2.01)	(1.79)	(.24)	(2.68)	(2.92)	—	$11.77	(11.02)*	$104,135	.58*(i)	1.62*(i)	28.83*
December 31, 2007	19.21	.26(i)	.96	1.22	(.35)	(3.60)	(3.95)	—	16.48	7.01	129,084	1.17(i)	1.50(i)	90.31
December 31, 2006	15.28	.30(i)	3.83	4.13	(.20)	—	(.20)	—	19.21	27.22	135,458	1.18(i)	1.75(i)	113.24
December 31, 2005	13.51	.19(i,k)	1.70	1.89	(.12)	—	(.12)	—	15.28	14.10	102,596	1.26(i)	1.40(i,k)	74.48
December 31, 2004	11.31	.11(i)	2.24	2.35	(.15)	—	(.15)	—	13.51	20.98	87,743	1.26(i)	.89(i)	59.34
December 31, 2003	8.35	.13	2.97	3.10	(.14)	—	(.14)	—	11.31	37.85	63,651	1.27	1.39	71.71

See page 366 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
358	359

PUTNAM VARIABLE TRUST

Financial highlights (For a common share outstanding throughout the period) (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Non-recurring	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	reimbursement	of period	value (%)(b,c)	(in thousands)	assets (%)(b,d)	net assets (%)	(%)

Putnam VT International New Opportunities Fund (Class IA)
June 30, 2008†	$20.59	.24(i)	(2.50)	(2.26)	(.31)	—	(.31)	.06(m)	$18.08	(10.71)*(m)	$90,761	.55*(i)	1.25*(i)	62.80*
December 31, 2007	18.34	.21(i)	2.25	2.46	(.21)	—	(.21)	—	20.59	13.52	119,992	1.11(i)	1.06(i)	106.90
December 31, 2006	14.73	.15(i)	3.71	3.86	(.25)	—	(.25)	—	18.34	26.42	118,241	1.15(i)	.89(i)	94.40
December 31, 2005	12.53	.17(i,k)	2.15	2.32	(.12)	—	(.12)	—	14.73	18.64(k)	101,535	1.21(i)	1.27(i,k)	91.01
December 31, 2004	11.16	.11(i)	1.40	1.51	(.14)	—	(.14)	—	12.53	13.63	89,615	1.25(i)	.96(i)	139.72
December 31, 2003	8.41	.09	2.71	2.80	(.05)	—	(.05)	—	11.16	33.59	98,339	1.26	1.00	135.90

Putnam VT International New Opportunities Fund (Class IB)
June 30, 2008†	$20.48	.21(i)	(2.48)	(2.27)	(.25)	—	(.25)	.06(m)	$18.02	(10.80)*(m)	$129,354	.67*(i)	1.13*(i)	62.80*
December 31, 2007	18.25	.16(i)	2.24	2.40	(.17)	—	(.17)	—	20.48	13.21	166,222	1.36(i)	.82(i)	106.90
December 31, 2006	14.66	.10(i)	3.70	3.80	(.21)	—	(.21)	—	18.25	26.13	169,254	1.40(i)	.62(i)	94.40
December 31, 2005	12.47	.13(i,k)	2.15	2.28	(.09)	—	(.09)	—	14.66	18.36(k)	151,178	1.46(i)	1.01(i,k)	91.01
December 31, 2004	11.11	.08(i)	1.39	1.47	(.11)	—	(.11)	—	12.47	13.35	141,110	1.50(i)	.70(i)	139.72
December 31, 2003	8.37	.07	2.70	2.77	(.03)	—	(.03)	—	11.11	33.21	144,493	1.51	.74	135.90

Putnam VT Investors Fund (Class IA)
June 30, 2008†	$11.60	.04(i)	(1.80)	(1.76)	(.05)	—	(.05)	—	$9.79	(15.18)*	$130,496	.37* (i)	.35* (i)	58.80*
December 31, 2007	12.27	.05(i)	(.65)	(.60)	(.07)	—	(.07)	—	11.60	(4.90)	181,848	.75(i)	.39(i)	87.61
December 31, 2006	10.81	.06(i)	1.47	1.53	(.07)	—	(.07)	—	12.27	14.24	258,811	.77(i)	.55(i)	101.46
December 31, 2005	10.04	.07(i,k)	.82	.89	(.12)	—	(.12)	—	10.81	9.03	292,017	.75(i)	.66(i,k)	113.81
December 31, 2004	8.95	.11(i,j)	1.04	1.15	(.06)	—	(.06)	—	10.04	12.95	326,879	.76(i)	1.21(i,j)	84.91
December 31, 2003	7.08	.05	1.87	1.92	(.05)	—	(.05)	—	8.95	27.39	353,033.75		.71	73.32

Putnam VT Investors Fund (Class IB)
June 30, 2008†	$11.54	.02(i)	(1.79)	(1.77)	(.02)	—	(.02)	—	$9.75	(15.31)*	$228,276	.50* (i)	.23* (i)	58.80*
December 31, 2007	12.21	.02(i)	(.65)	(.63)	(.04)	—	(.04)	—	11.54	(5.17)	237,755	1.00(i)	.15(i)	87.61
December 31, 2006	10.76	.03(i)	1.47	1.50	(.05)	—	(.05)	—	12.21	13.93	235,471	1.02(i)	.30(i)	101.46
December 31, 2005	9.99	.04(i,k)	.83	.87	(.10)	—	(.10)	—	10.76	8.81	221,847	1.00(i)	.41(i,k)	113.81
December 31, 2004	8.91	.09(i,j)	1.03	1.12	(.04)	—	(.04)	—	9.99	12.64	226,738	1.01(i)	.98(i,j)	84.91
December 31, 2003	7.04	.03	1.87	1.90	(.03)	—	(.03)	—	8.91	27.14	220,061	1.00	.46	73.32

Putnam VT Mid Cap Value Fund (Class IA)
June 30, 2008†	$16.45	.04(i)	(1.35)	(1.31)	(.11)	(2.82)	(2.93)	—	$12.21	(7.45)*	$39,992	.45*(i)	.32*(i)	31.76*
December 31, 2007	17.83	.09(i)	.33	.42	(.30)	(1.50)	(1.80)	—	16.45	1.98	53,498	.87(i)	.48(i)	67.43
December 31, 2006	16.23	.30(i,j)	2.13	2.43	(.07)	(.76)	(.83)	—	17.83	15.32	63,738	.90(i)	1.79(i,j)	72.94
December 31, 2005	14.73	.09(i,k)	1.74	1.83	(.06)	(.27)	(.33)	—	16.23	12.71	58,861	.93(i)	.60(i,k)	87.42
December 31, 2004	12.79	.09(i)	1.92	2.01	—	(.07)	(.07)	—	14.73	15.75	35,819	.97(i)	.65(i)	145.30
December 31, 2003**	10.00	.07(i)	2.83	2.90	(.04)	(.07)	(.11)	—	12.79	29.01*	16,499	.74*(i)	.60(i)*	117.37*

Putnam VT Mid Cap Value Fund (Class IB)
June 30, 2008†	$16.35	.03(i)	(1.34)	(1.31)	(.06)	(2.82)	(2.88)	—	$12.16	(7.55)*	$20,907	.57*(i)	.19*(i)	31.76*
December 31, 2007	17.74	.04(i)	.33	.37	(.26)	(1.50)	(1.76)	—	16.35	1.69	26,543	1.12(i)	.22(i)	67.43
December 31, 2006	16.16	.27(i,j)	2.11	2.38	(.04)	(.76)	(.80)	—	17.74	15.06	31,386	1.15(i)	1.61(i,j)	72.94
December 31, 2005	14.68	.05(i,k)	1.73	1.78	(.03)	(.27)	(.30)	—	16.16	12.44	25,306	1.18(i)	.36(i,k)	87.42
December 31, 2004	12.78	.05(i)	1.92	1.97	—	(.07)	(.07)	—	14.68	15.44	14,507	1.22(i)	.40(i)	145.30
December 31, 2003**	10.00	.05(i)	2.83	2.88	(.03)	(.07)	(.10)	—	12.78	28.83*	6,703	.91*(i)	.45*(i)	117.37*

Putnam VT Money Market Fund (Class IA)
June 30, 2008†	$1.00	.0156(i)	—	.0156	(.0157)	—	(.0157)	—	$1.00	1.58*	$239,478	.23* (i)	1.56* (i)	—
December 31, 2007	1.00	.0492(i)	—(h)	.0492	(.0492)	—	(.0492)	—	1.00	5.05	219,558	.46(i)	4.92(i)	—
December 31, 2006	1.00	.0455(i)	—	.0455	(.0455)	—	(.0455)	—	1.00	4.66	205,133	.52(i)	4.56(i)	—
December 31, 2005	1.00	.0275(i)	—	.0275	(.0275)	—	(.0275)	—	1.00	2.79	211,665	.53(i)	2.71(i)	—
December 31, 2004	1.00	.0091(i)	—(h)	.0091	(.0091)	—	(.0091)	—	1.00	.91	264,971	.53(i)	.87(i)	—
December 31, 2003	1.00	.0076	—(h)	.0076	(.0076)	—	(.0076)	—	1.00	.76	457,943.49		.77	—

Putnam VT Money Market Fund (Class IB)
June 30, 2008†	$1.00	.0144(i)	—	.0144	(.0144)	—	(.0144)	—	$1.00	1.45*	$215,492	.35* (i)	1.44* (i)	—
December 31, 2007	1.00	.0467(i)	—(h)	.0467	(.0467)	—	(.0467)	—	1.00	4.79	206,134	.71(i)	4.67(i)	—
December 31, 2006	1.00	.0430(i)	—	.0430	(.0430)	—	(.0430)	—	1.00	4.39	194,620	.77(i)	4.34(i)	—
December 31, 2005	1.00	.0250(i)	—	.0250	(.0250)	—	(.0250)	—	1.00	2.53	134,800	.78(i)	2.54(i)	—
December 31, 2004	1.00	.0066(i)	—(h)	.0066	(.0066)	—	(.0066)	—	1.00	.66	108,012	.78(i)	.66(i)	—
December 31, 2003	1.00	.0051	—(h)	.0051	(.0051)	—	(.0051)	—	1.00	.51	121,504.74		.51	—

See page 366 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
360	361

PUTNAM VARIABLE TRUST

Financial highlights (For a common share outstanding throughout the period) (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Non-recurring	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	reimbursement	of period	value (%)(b,c)	(in thousands)	assets (%)(b,d)	net assets (%)	(%)

Putnam VT New Opportunities Fund (Class IA)
June 30, 2008†	$21.55	.03(i)	(1.76)(l)	(1.73)	(.05)	—	(.05)	—	$19.77	(8.00)*(l)	$747,958	.37*(i)	.15*(i)	41.10*
December 31, 2007	20.36	.05(i)	1.17	1.22	(.03)	—	(.03)	—	21.55	6.02	926,866	.72(i)	.24(i)	139.35
December 31, 2006	18.74	.03(i)	1.62	1.65	(.03)	—	(.03)	—	20.36	8.82	1,145,101	.71(i)	.16(i)	84.06
December 31, 2005	17.05	.03(i,k)	1.72	1.75	(.06)	—	(.06)	—	18.74	10.32(k)	1,352,498	.66(i)	.18(i,k)	56.12
December 31, 2004	15.43	.05(i,j)	1.57	1.62	—	—	—	—	17.05	10.50	1,621,906	.69(i)	.33(i,j)	115.82
December 31, 2003	11.62	(.02)	3.83	3.81	—	—	—	—	15.43	32.79	1,826,123.67		(.11)	44.22

Putnam VT New Opportunities Fund (Class IB)
June 30, 2008†	$21.19	—(e,i)	(1.71)(l)	(1.71)	—	—	—	—	$19.48	(8.07)*(l)	$98,574	.49*(i)	.02*(i)	41.10*
December 31, 2007	20.04	—(e,i)	1.15	1.15	—	—	—	—	21.19	5.74	123,258	.97(i)	(.01)(i)	139.35
December 31, 2006	18.46	(.02)(i)	1.60	1.58	—	—	—	—	20.04	8.56	145,998	.96(i)	(.09)(i)	84.06
December 31, 2005	16.80	(.01)(i,k)	1.69	1.68	(.02)	—	(.02)	—	18.46	10.00(k)	159,861	.91(i)	(.07)(i,k)	56.12
December 31, 2004	15.23	.01(i,j)	1.56	1.57	—	—	—	—	16.80	10.31	171,305	.94(i)	.09(i,j)	115.82
December 31, 2003	11.50	(.05)	3.78	3.73	—	—	—	—	15.23	32.44	176,316.92		(.36)	44.22

Putnam VT New Value Fund (Class IA)
June 30, 2008†	$15.75	.11(i)	(3.06)	(2.95)	(.27)	(2.77)	(3.04)	—	$9.76	(19.53)*	$188,188	.40*(i)	.86*(i)	30.67*
December 31, 2007	18.47	.23(i)	(.97)	(.74)	(.25)	(1.73)	(1.98)	—	15.75	(4.62)	280,034	.75(i)	1.34(i)	53.68
December 31, 2006	17.25	.23(i)	2.42	2.65	(.23)	(1.20)	(1.43)	—	18.47	16.29	383,098	.77(i)	1.35(i)	54.28
December 31, 2005	16.43	.22(i,k)	.78	1.00	(.18)	—	(.18)	—	17.25	6.13(k)	417,948	.76(i)	1.32(i,k)	55.58
December 31, 2004	14.34	.18(i)	2.06	2.24	(.15)	—	(.15)	—	16.43	15.77	443,680	.79(i)	1.19(i)	51.50
December 31, 2003	10.98	.15	3.39	3.54	(.18)	—	(.18)	—	14.34	32.86	416,273.79		1.24	59.50

Putnam VT New Value Fund (Class IB)
June 30, 2008†	$15.62	.09(i)	(3.02)	(2.93)	(.23)	(2.77)	(3.00)	—	$9.69	(19.62)*	$194,722	.53*(i)	.73*(i)	30.67*
December 31, 2007	18.34	.19(i)	(.97)	(.78)	(.21)	(1.73)	(1.94)	—	15.62	(4.89)	259,693	1.00(i)	1.10(i)	53.68
December 31, 2006	17.14	.19(i)	2.40	2.59	(.19)	(1.20)	(1.39)	—	18.34	16.01	296,309	1.02(i)	1.11(i)	54.28
December 31, 2005	16.33	.18(i,k)	.77	.95	(.14)	—	(.14)	—	17.14	5.89(k)	249,039	1.01(i)	1.09(i,k)	55.58
December 31, 2004	14.27	.14(i)	2.05	2.19	(.13)	—	(.13)	—	16.33	15.43	197,944	1.04(i)	.95(i)	51.50
December 31, 2003	10.93	.12	3.37	3.49	(.15)	—	(.15)	—	14.27	32.48	149,367	1.04	.99	59.50

Putnam VT OTC & Emerging Growth Fund (Class IA)
June 30, 2008†	$8.33	(.01)(i)	(.69)	(.70)	—	—	—	—	$7.63	(8.40)*	$33,023	.45*(i)	(.08)*(i)	100.69*
December 31, 2007	7.38	(.01)(i)	.96	.95	—	—	—	—	8.33	12.87	42,939	.90(i)	(.08)(i)	145.74
December 31, 2006	6.55	(.01)(i)	.84	.83	—	—	—	—	7.38	12.67	43,833	.92(i)	(.07)(i)	100.73
December 31, 2005	6.05	(.02)(i,k)	.52	.50	—	—	—	—	6.55	8.26	50,877	.91(i)	(.29)(i,k)	147.92
December 31, 2004	5.56	(.03)(i)	.52	.49	—	—	—	—	6.05	8.81	62,566	.95(i)	(.57)(i)	123.52
December 31, 2003	4.09	(.03)	1.50	1.47	—	—	—	—	5.56	35.94	73,227.89		(.62)	71.72

Putnam VT OTC & Emerging Growth Fund (Class IB)
June 30, 2008†	$8.17	(.01)(i)	(.69)	(.70)	—	—	—	—	$7.47	(8.57)*	$27,389	.57*(i)	(.20)*(i)	100.69*
December 31, 2007	7.25	(.03)(i)	.95	.92	—	—	—	—	8.17	12.69	33,403	1.15(i)	(.32)(i)	145.74
December 31, 2006	6.45	(.02)(i)	.82	.80	—	—	—	—	7.25	12.40	35,232	1.17(i)	(.32)(i)	100.73
December 31, 2005	5.98	(.03)(i,k)	.50	.47	—	—	—	—	6.45	7.86	36,939	1.16(i)	(.54)(i,k)	147.92
December 31, 2004	5.51	(.04)(i)	.51	.47	—	—	—	—	5.98	8.53	41,044	1.20(i)	(.81)(i)	123.52
December 31, 2003	4.06	(.04)	1.49	1.45	—	—	—	—	5.51	35.71	43,220	1.14	(.87)	71.72

Putnam VT Research Fund (Class IA)
June 30, 2008†	$13.21	.06(i)	(1.75)	(1.69)	(.15)	—	(.15)	—	$11.37	(12.81)*	$41,002	.40*(i)	.46*(i)	70.42*
December 31, 2007	13.19	.13(i)	(.02)	.11	(.09)	—	(.09)	—	13.21	.83	54,436	.79(i)	.93(i)	79.54
December 31, 2006	11.91	.08(i)	1.30	1.38	(.10)	—	(.10)	—	13.19	11.63	72,929	.81(i)	.62(i)	88.33
December 31, 2005	11.44	.08(i,k)	.51	.59	(.12)	—	(.12)	—	11.91	5.26(k)	87,728	.79(i)	.71(i,k)	94.51
December 31, 2004	10.63	.11(i,j)	.72	.83	(.02)	—	(.02)	—	11.44	7.79	110,116	.80(i)	1.05(i,j)	106.08
December 31, 2003	8.51	.07	2.10	2.17	(.05)	—	(.05)	—	10.63	25.69	128,360.79		.82	116.88

Putnam VT Research Fund (Class IB)
June 30, 2008†	$13.14	.04(i)	(1.73)	(1.69)	(.11)	—	(.11)	—	$11.34	(12.89)*	$64,060	.52*(i)	.34*(i)	70.42*
December 31, 2007	13.12	.09(i)	(.02)	.07	(.05)	—	(.05)	—	13.14	.56	83,046	1.04(i)	.68(i)	79.54
December 31, 2006	11.84	.05(i)	1.30	1.35	(.07)	—	(.07)	—	13.12	11.41	104,891	1.06(i)	.37(i)	88.33
December 31, 2005	11.38	.05(i,k)	.50	.55	(.09)	—	(.09)	—	11.84	4.92(k)	114,612	1.04(i)	.47(i,k)	94.51
December 31, 2004	10.58	.09(i,j)	.71	.80	—	—	—	—	11.38	7.56	126,286	1.05(i)	.82(i,j)	106.08
December 31, 2003	8.47	.05	2.09	2.14	(.03)	—	(.03)	—	10.58	25.32	125,821	1.04	.56	116.88

See page 366 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
362	363

PUTNAM VARIABLE TRUST

Financial highlights (For a common share outstanding throughout the period) (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Non-recurring	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	reimbursement	of period	value (%)(b,c)	(in thousands)	assets (%)(b,d)	net assets (%)	(%)

Putnam VT Small Cap Value Fund (Class IA)
June 30, 2008†	$18.96	.11(i)	(2.60)	(2.49)	(.30)	(3.94)	(4.24)	—	$12.23	(13.82)*	$102,814	.45*(i)	.71*(i)	29.36*
December 31, 2007	24.49	.25(i)	(2.85)	(2.60)	(.19)	(2.74)	(2.93)	—	18.96	(12.44)	149,405	.87(i)	1.11(i)	58.64
December 31, 2006	23.11	.19(i)	3.74	3.93	(.13)	(2.42)	(2.55)	—	24.49	17.57	251,511	.85(i)	.82(i)	61.25
December 31, 2005	22.95	.14(i,k)	1.41	1.55	(.09)	(1.30)	(1.39)	—	23.11	7.30	291,615	.84(i)	.62(i,k)	42.50
December 31, 2004	18.23	.09(i)	4.73	4.82	(.10)	—	(.10)	—	22.95	26.54	348,938	.87(i)	.48(i)	39.27
December 31, 2003	12.23	.11	5.97	6.08	(.08)	—	(.08)	—	18.23	50.06	290,933.91		.77	36.14

Putnam VT Small Cap Value Fund (Class IB)
June 30, 2008†	$18.76	.09(i)	(2.56)	(2.47)	(.23)	(3.94)	(4.17)	—	$12.12	(13.89)*	$262,637	.58*(i)	.60*(i)	29.36*
December 31, 2007	24.27	.18(i)	(2.81)	(2.63)	(.14)	(2.74)	(2.88)	—	18.76	(12.67)	326,425	1.12(i)	.78(i)	58.64
December 31, 2006	22.93	.14(i)	3.70	3.84	(.08)	(2.42)	(2.50)	—	24.27	17.29	726,489	1.10(i)	.59(i)	61.25
December 31, 2005	22.79	.09(i,k)	1.39	1.48	(.04)	(1.30)	(1.34)	—	22.93	7.03	552,682	1.09(i)	.40(i,k)	42.50
December 31, 2004	18.12	.05(i)	4.69	4.74	(.07)	—	(.07)	—	22.79	26.22	475,639	1.12(i)	.23(i)	39.27
December 31, 2003	12.16	.08	5.93	6.01	(.05)	—	(.05)	—	18.12	49.65	332,094	1.16	.53	36.14

Putnam VT Utilities Growth and Income Fund (Class IA)
June 30, 2008†	$21.03	.25(i)	(1.19)	(.94)	(.44)	—	(.44)	—	$19.65	(4.33)*	$278,704	.40*(i)	1.25*(i)	12.66*
December 31, 2007	17.83	.38(i)	3.19	3.57	(.37)	—	(.37)	—	21.03	20.25	320,375	.80(i)	1.94(i)	39.76
December 31, 2006	14.47	.34(i)	3.50	3.84	(.48)	—	(.48)	—	17.83	27.40	320,261	.84(i)	2.20(i)	65.65
December 31, 2005	13.59	.36(i,k)	.82	1.18	(.30)	—	(.30)	—	14.47	8.87(k)	320,176	.84(i)	2.54(i,k)	37.69
December 31, 2004	11.43	.30(i)	2.15	2.45	(.29)	—	(.29)	—	13.59	21.87	355,947	.85(i)	2.50(i)	31.79
December 31, 2003	9.57	.28	1.99	2.27	(.41)	—	(.41)	—	11.43	25.00	352,531.83		2.84	38.45

Putnam VT Utilities Growth and Income Fund (Class IB)
June 30, 2008†	$20.93	.22(i)	(1.18)	(.96)	(.38)	—	(.38)	—	$19.59	(4.44)*	$52,721	.52*(i)	1.13*(i)	12.66*
December 31, 2007	17.75	.33(i)	3.17	3.50	(.32)	—	(.32)	—	20.93	19.94	60,942	1.05(i)	1.69(i)	39.76
December 31, 2006	14.41	.30(i)	3.48	3.78	(.44)	—	(.44)	—	17.75	27.03	62,641	1.09(i)	1.95(i)	65.65
December 31, 2005	13.54	.32(i,k)	.82	1.14	(.27)	—	(.27)	—	14.41	8.58(k)	59,243	1.09(i)	2.28(i,k)	37.69
December 31, 2004	11.39	.27(i)	2.14	2.41	(.26)	—	(.26)	—	13.54	21.60	58,362	1.10(i)	2.24(i)	31.79
December 31, 2003	9.52	.26	1.99	2.25	(.38)	—	(.38)	—	11.39	24.82	48,653	1.08	2.57	38.45

Putnam VT Vista Fund (Class IA)
June 30, 2008†	$15.57	—(e,i)	(.90)	(.90)	—	—	—	—	$14.67	(5.78)*	$113,630	.39*(i)	(.02)*(i)	53.28*
December 31, 2007	14.96	.01(i)	.60	.61	—	—	—	—	15.57	4.08	140,020	.76(i)	.03(i)	168.62
December 31, 2006	14.15	—(e,i)	.81	.81	—	—	—	—	14.96	5.72	184,895	.80(i)	.01(i)	98.25
December 31, 2005	12.58	—(e,i,k)	1.57	1.57	—	—	—	—	14.15	12.48	234,261	.74(i)	(.01)(i,k)	71.15
December 31, 2004	10.58	(.03)(i)	2.03	2.00	—	—	—	—	12.58	18.90	260,964	.79(i)	(.31)(i)	93.49
December 31, 2003	7.93	(.02)	2.67	2.65	—	—	—	—	10.58	33.42	263,268.76		(.21)	90.84

Putnam VT Vista Fund (Class IB)
June 30, 2008†	$15.26	(.02)(i)	(.88)	(.90)	—	—	—	—	$14.36	(5.90)*	$156,464	.51*(i)	(.15)*(i)	53.28*
December 31, 2007	14.70	(.03)(i)	.59	.56	—	—	—	—	15.26	3.81	192,714	1.01(i)	(.22)(i)	168.62
December 31, 2006	13.94	(.03)(i)	.79	.76	—	—	—	—	14.70	5.45	235,531	1.05(i)	(.23)(i)	98.25
December 31, 2005	12.43	(.03)(i,k)	1.54	1.51	—	—	—	—	13.94	12.15	258,209	.99(i)	(.25)(i,k)	71.15
December 31, 2004	10.48	(.06)(i)	2.01	1.95	—	—	—	—	12.43	18.61	258,884	1.04(i)	(.56)(i)	93.49
December 31, 2003	7.87	(.04)	2.65	2.61	—	—	—	—	10.48	33.16	240,752	1.01	(.46)	90.84

Putnam VT Voyager Fund (Class IA)
June 30, 2008†	$31.99	.09(i)	(3.45)(l)	(3.36)	(.08)	—	(.08)	—	$28.55	(10.51)*(l)	$904,301	.34*(i)	.30*(i)	53.87*
December 31, 2007	30.25	.07(i)	1.68	1.75	(.01)	—	(.01)	—	31.99	5.79	1,148,269	.67(i)	.21(i)	52.39
December 31, 2006	28.72	.02(i)	1.62	1.64	(.11)	—	(.11)	—	30.25	5.71	1,438,858	.66(i)	.08(i)	62.27
December 31, 2005	27.37	.09(i,k)	1.51	1.60	(.25)	—	(.25)	—	28.72	5.94(k)	1,801,387	.63(i)	.35(i,k)	119.09
December 31, 2004	26.10	.21(i,j)	1.18	1.39	(.12)	—	(.12)	—	27.37	5.34	2,357,097	.64(i)	.81(i,j)	48.94
December 31, 2003	21.00	.10	5.15	5.25	(.15)	—	(.15)	—	26.10	25.16	2,799,625.62		.45	47.37

Putnam VT Voyager Fund (Class IB)
June 30, 2008†	$31.73	.05(i)	(3.42)(l)	(3.37)	—	—	—	—	$28.36	(10.62)*(l)	$268,280	.47*(i)	.19*(i)	53.87*
December 31, 2007	30.07	(.01)(i)	1.67	1.66	—	—	—	—	31.73	5.52	345,347	.92(i)	(.04)(i)	52.39
December 31, 2006	28.55	(.05)(i)	1.60	1.55	(.03)	—	(.03)	—	30.07	5.43	421,488	.91(i)	(.17)(i)	62.27
December 31, 2005	27.20	.02(i,k)	1.51	1.53	(.18)	—	(.18)	—	28.55	5.69(k)	485,323	.88(i)	.08(i,k)	119.09
December 31, 2004	25.96	.15(i,j)	1.15	1.30	(.06)	—	(.06)	—	27.20	5.03	518,951	.89(i)	.60(i,j)	48.94
December 31, 2003	20.87	.04	5.14	5.18	(.09)	—	(.09)	—	25.96	24.91	509,892.87		.19	47.37

See page 366 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
364	365

PUTNAM VARIABLE TRUST

Notes to Financial Highlights
June 30, 2008 (Unaudited)

† Unaudited.

* Not annualized.

** For the period May 1, 2003 (commencement of operations) to December 31, 2003.

(a) For all funds other than Putnam VT Money Market Fund, per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(f ) Portfolio turnover excludes dollar roll transactions.

(g) Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share (Note 2).

(h) Amount represents less than $0.0001 per share.

(i) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the following funds’ class IA and class IB shares reflect a reduction of the following amounts based on each fund’s average net assets (Notes 2 and 5):

	6/30/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
	————–	———-—–	———--—–	————–—	————–—	————–—
Putnam VT American Government Income Fund	0.10%	0.21%	0.22%	0.17%	0.13%	—
Putnam VT Capital Appreciation Fund	0.16%	0.19%	0.21%	0.12%	0.13%	—
Putnam VT Capital Opportunities Fund	0.07%	0.07%	0.11%	0.24%	0.44%	0.61%
Putnam VT Discovery Growth Fund	0.23%	0.32%	0.43%	0.29%	0.14%	—
Putnam VT Diversified Income Fund	0.05%	0.08%	0.09%	0.03%	0.03%	—
Putnam VT Equity Income Fund	<0.01%	<0.01%	0.01%	0.01%	0.03%	0.18%
Putnam VT The George Putnam Fund of Boston	0.02%	0.02%	<0.01%	0.01%	0.01%	—
Putnam VT Global Asset Allocation Fund	0.05%	0.08%	0.10%	0.01%	0.01%	—
Putnam VT Global Equity Fund	0.02%	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT Growth and Income Fund	<0.01%	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT Growth Opportunities Fund	0.16%	0.25%	0.24%	0.13%	0.05%	—
Putnam VT Health Sciences Fund	0.03%	0.02%	<0.01%	<0.01%	<0.01%	—
Putnam VT High Yield Fund	0.04%	0.06%	0.07%	0.02%	<0.01%	—
Putnam VT Income Fund	0.08%	0.14%	0.16%	0.10%	0.04%	—
Putnam VT International Equity Fund	<0.01%	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT International Growth and Income Fund	<0.01%	0.03%	0.10%	<0.01%	<0.01%	—
Putnam VT International New Opportunities Fund	0.03%	0.06%	0.09%	0.04%	0.01%	—
Putnam VT Investors Fund	<0.01%	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT Mid Cap Value Fund	0.03%	<0.01%	0.01%	0.02%	0.07%	0.54%
Putnam VT Money Market Fund	0.04%	0.09%	0.05%	0.03%	0.02%	—
Putnam VT New Opportunities Fund	<0.01%	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT New Value Fund	<0.01%	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT OTC & Emerging Growth Fund	0.04%	0.02%	0.03%	<0.01%	0.01%	—
Putnam VT Research Fund	0.02%	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT Small Cap Value Fund	<0.01%	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT Utilities Growth and Income Fund	<0.01%	0.01%	0.03%	<0.01%	<0.01%	—
Putnam VT Vista Fund	<0.01%	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT Voyager Fund	<0.01%	<0.01%	<0.01%	<0.01%	<0.01%	—

(j) Net investment income (loss) per share and ratio of net investment income (loss) for the following funds’ class IA and class IB shares reflect a special dividend received by the funds, which amounted to the following amounts:

		Per share		Percentage of average net assets

	6/30/08	12/31/07	12/31/06	12/31/04	6/30/08	12/31/07	12/31/06	12/31/04
	——–——	——-–——	——–——--	——–——	——–——--	——–——--	——–——--	——–——--
Putnam VT Capital Appreciation Fund	—	—	—	$0.02	—	—	—	0.31%
Putnam VT Discovery Growth Fund	—	—	—	$0.01	—	—	—	0.14%
Putnam VT Growth Opportunities Fund	—	—	—	$0.03	—	—	—	0.58%
Putnam VT Health Sciences Fund	$0.02	$0.08	—	—	0.13%	0.60%	—	—
Putnam VT Investors Fund	—	—	—	$0.05	—	—	—	0.54%
Putnam VT Mid Cap Value Fund	—	—	$0.19	—	—	—	1.12%	—
Putnam VT New Opportunities Fund	—	—	—	$0.06	—	—	—	0.37%
Putnam VT Research Fund	—	—	—	$0.04	—	—	—	0.34%
Putnam VT Voyager Fund	—	—	—	$0.12	—	—	—	0.45%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
366

PUTNAM VARIABLE TRUST

Notes to Financial Highlights (Continued)
June 30, 2008 (Unaudited)

(k) Reflects a non recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts for each fund based on that fund’s weighted average number of shares outstanding and average net assets, respectively, for the period ended December 31, 2005.

	Per share	Percentage of average net assets
Putnam VT Capital Appreciation Fund	<$0.01	0.02%
Putnam VT Capital Opportunities Fund	<$0.01	0.01%
Putnam VT Discovery Growth Fund	<$0.01	0.03%
Putnam VT Equity Income Fund	<$0.01	<0.01%
Putnam VT The George Putnam Fund of Boston	<$0.01	0.01%
Putnam VT Global Asset Allocation Fund	<$0.01	0.02%
Putnam VT Global Equity Fund	$0.01	0.08%
Putnam VT Growth and Income Fund	$0.01	0.03%
Putnam VT Growth Opportunities Fund	<$0.01	0.03%
Putnam VT Health Sciences Fund	<$0.01	0.02%
Putnam VT International Equity Fund	<$0.01	<0.01%
Putnam VT International Growth and Income Fund	<$0.01	0.01%
Putnam VT International New Opportunities Fund	$0.01	0.04%
Putnam VT Investors Fund	<$0.01	0.03%
Putnam VT Mid Cap Value Fund	<$0.01	<0.01%
Putnam VT New Opportunities Fund	$0.01	0.04%
Putnam VT New Value Fund	$0.01	0.04%
Putnam VT OTC & Emerging Growth Fund	<$0.01	0.04%
Putnam VT Research Fund	$0.01	0.08%
Putnam VT Small Cap Value Fund	<$0.01	0.01%
Putnam VT Utilities Growth and Income Fund	$0.01	0.05%
Putnam VT Vista Fund	<$0.01	0.03%
Putnam VT Voyager Fund	$0.02	0.08%
(l) Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Knight Securities, L.P. which amounted to $0.02 per share for Putnam VT New Opportunities Fund and Putnam VT Voyager Fund.

(m) Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut .

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
367

PUTNAM VARIABLE TRUST

Notes to Financial Statements
June 30, 2008 (Unaudited)

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

Putnam Variable Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company (except for Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund, which are non-diversified) which consists of a series of investment portfolios (the “fund” or the “funds”), each of which are represented by a separate series of class IA shares and class IB shares of beneficial interest. The Trust currently offers the following twenty-eight funds: Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Mid Cap Value Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund. Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund and Putnam VT Income Fund fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund each concentrate their investments in one sector, which involves more risk than a fund that invests more broadly. Putnam VT Diversified Income Fund, Putnam VT High Yield Fund and Putnam VT Income Fund invest in higher yielding, lower rated bonds that have a higher rate of default.

Each fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against any of the funds. However, each fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial

368

statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation For all funds other than Putnam VT Money Market Fund, investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported —as in the case of some securities traded over-the-counter —a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2008, fair value pricing was used for certain foreign securities in the following portfolios: Putnam VT Equity Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT New Opportunities Fund and Putnam VT Utilities Growth and Income Fund. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted securities and derivatives, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

See sections G, H, I, J, K, L, and M with respect to the valuation of forward currency contracts, futures and options contracts, total return swap contracts, interest rate swap contracts, credit default contracts and TBA purchase and sale commitments, respectively.

The valuation of Putnam VT Money Market Fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the

369

“SEC”), each fund may transfer uninvested cash balances, which includes for every fund other than Putnam VT Money Market Fund, cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements for each fund other than Putnam VT Money Market Fund, and up to 90 days for other cash investments for each fund.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

For all funds other than Putnam VT Money Market Fund, all premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. For Putnam VT Money Market Fund, premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund and Putnam VT Income Fund earned certain fees in connection with their senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities Certain funds of the Trust invested in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of each fund of the Trust are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing

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exchange rates when earned or incurred. Each fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts Each fund, except for Putnam VT Money Market Fund, may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

H) Futures and options contracts During the six months ended June 30, 2008, certain funds of the Trust used futures contracts and/or options contracts to hedge against changes in the values of securities that each fund owns, owned or expects to purchase, or for other investment purposes. Each fund may also write options on swaps or securities that they own or in which they may invest to increase their current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at

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the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

I) Total return swap contracts During the six months ended June 30, 2008, certain funds of the Trust entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counter-party. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gain or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

J) Interest rate swap contracts During the six months ended June 30, 2008, certain funds of the Trust entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gain or loss.

Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

K) Credit default contracts During the six months ended June 30, 2008, certain funds of the Trust entered into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of

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assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

L) TBA purchase commitments Each fund, except for Putnam VT Money Market Fund, may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments Each fund, except for Putnam VT Money Market Fund, may enter into TBA sale commitments to hedge their portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

N) Dollar rolls To enhance returns, certain funds of the Trust entered into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending During the six months ended June 30, 2008, certain funds of the Trust lent securities, through their agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to that fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities

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lending is included in investment income on the Statement of operations. For Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund and Putnam VT Small Cap Value Fund certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The value of securities loaned and the cash collateral received by those funds with securities out on loan at June 30, 2008, which is pooled with collateral from other Putnam funds into 65 issues (67 issues for Putnam VT Global Asset Allocation Fund, Putnam VT International Equity Fund, Putnam VT International New Opportunities Fund and Putnam VT Utilities Growth and Income Fund) of short-term investments amounted to the following:

	Total	Total
Fund Name	Loaned Amount	Cash Collateral

Putnam VT Capital
Appreciation Fund	$296,404	$305,812
Putnam VT Discovery
Growth Fund	348,659	359,350
Putnam VT Diversified
Income Fund	2,333,924	2,386,030
Putnam VT The George Putnam
Fund of Boston	10,096,277	10,393,575
Putnam VT Global Asset
Allocation Fund	6,499,333	6,733,378
Putnam VT Global Equity Fund	2,698,918	2,761,035
Putnam VT Growth
and Income Fund	232,301,822	240,607,466
Putnam VT Growth
Opportunities Fund	127,530	130,250
Putnam VT Health Sciences Fund	24,218,467	24,969,430
Putnam VT High Yield Fund	15,859,315	16,206,594
Putnam VT Income Fund	5,165,957	5,262,689
Putnam VT International
Equity Fund	5,481,737	5,649,400
Putnam VT International
New Opportunities Fund	11,183,091	11,771,059
Putnam VT Investors Fund	45,603,513	46,773,805
Putnam VT Mid Cap Value Fund	8,365,639	8,613,740
Putnam VT New
Opportunities Fund	94,141,316	96,896,921
Putnam VT New Value Fund	38,340,638	39,955,371
Putnam VT OTC & Emerging
Growth Fund	5,013,453	5,142,675
Putnam VT Research Fund	4,617,631	4,773,225
Putnam VT Small Cap Value Fund	68,595,711	71,302,181
Putnam VT Utilities Growth
and Income Fund	51,840,772	53,420,016
Putnam VT Vista Fund	36,755,959	37,667,183
Putnam VT Voyager Fund	97,570,199	100,576,165

Funds not listed in the table above had no securities out on loan at June 30, 2008, but may have loaned securities during the six months ended June 30, 2008.

P) Federal taxes Each fund of the Trust is created as a separate entity for federal income tax purposes. It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2007, the following funds had capital loss carryovers in the following amounts, which will expire on the following dates:

Fund Name	Loss Carryover	Expiration Date

Putnam VT American
Government Income Fund	$3,535,332	December 31, 2013
	2,630,189	December 31, 2014
Putnam VT Discovery
Growth Fund	707,335	December 31, 2008
	707,335	December 31, 2009
	707,335	December 31, 2010
Putnam VT Diversified
Income Fund	17,509,545	December 31, 2008
	35,797,191	December 31, 2009
	39,497,485	December 31, 2010
	888,100	December 31, 2013
	10,290,691	December 31, 2015
Putnam VT Global Asset
Allocation Fund	2,614,017	December 31, 2010
	6,208,497	December 31, 2011
Putnam VT Global
Equity Fund	441,910,586	December 31, 2009
	194,434,404	December 31, 2010
	1,885,492	December 31, 2011
Putnam VT Growth
Opportunities Fund	61,039,370	December 31, 2009
	26,053,370	December 31, 2010
	4,350,359	December 31, 2011
	2,996,751	December 31, 2012
Putnam VT High
Yield Fund	69,810,807	December 31, 2008
	88,127,331	December 31, 2009
	116,537,335	December 31, 2010
	16,826,743	December 31, 2011
	11,865,538	December 31, 2012
	6,791,658	December 31, 2013
	728,766	December 31, 2014
Putnam VT Income Fund	3,719,524	December 31, 2013

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Fund Name	Loss Carryover	Expiration Date

Putnam VT International
Equity Fund	$2,230,929	December 31, 2008
	2,230,928	December 31, 2009
	2,230,928	December 31, 2010
	2,230,928	December 31, 2011
Putnam VT International
New Opportunities Fund	37,050,831	December 31, 2009
	37,566,266	December 31, 2010
Putnam VT Investors Fund	187,204,567	December 31, 2009
	109,246,178	December 31, 2010
Putnam VT Money
Market Fund	17,583	December 31, 2015
Putnam VT New
Opportunities Fund	185,380,520	December 31, 2009
	625,131,957	December 31, 2010
	74,066,552	December 31, 2011
Putnam VT OTC & Emerging
Growth Fund	92,055,469	December 31, 2008
	207,253,292	December 31, 2009
	45,156,491	December 31, 2010
Putnam VT Research Fund	37,785,988	December 31, 2010
	2,726,975	December 31, 2011
Putnam VT Utilities Growth
and Income Fund	1,682,961	December 31, 2011
Putnam VT Vista Fund	109,683,880	December 31, 2009
	161,305,547	December 31, 2010
	23,278,091	December 31, 2011
Putnam VT Voyager Fund	1,037,966,124	December 31, 2010
	236,200,756	December 31, 2011

These capital loss carryovers, available to the extent allowed by the Code, may be used to offset future net capital gains, if any.

At June 30, 2008, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate identified cost on a tax basis was as follows for each fund of the Trust:

			Net	Cost for
			Unrealized	Federal
	Unrealized	Unrealized	Appreciation/	Income Tax
	Appreciation	Depreciation	(Depreciation)	Purposes

Putnam VT American Government Income Fund	$7,449,307	$(2,346,580)	$5,102,727	$266,046,116
Putnam VT Capital Appreciation Fund	3,048,886	(4,397,181)	(1,348,295)	31,411,435
Putnam VT Capital Opportunities Fund	3,105,253	(6,065,887)	(2,960,634)	34,329,211
Putnam VT Discovery Growth Fund	4,040,510	(1,266,377)	2,774,133	26,134,736
Putnam VT Diversified Income Fund	21,926,592	(27,500,507)	(5,573,915)	833,093,621
Putnam VT Equity Income Fund	22,451,957	(20,422,365)	2,029,592	202,261,972
Putnam VT The George Putnam Fund of Boston	31,024,088	(63,491,289)	(32,467,201)	746,662,622
Putnam VT Global Asset Allocation Fund	34,244,400	(31,642,737)	2,601,663	499,496,485
Putnam VT Global Equity Fund	32,169,537	(47,980,782)	(15,811,245)	448,523,066
Putnam VT Growth and Income Fund	320,759,160	(374,724,948)	(53,965,788)	2,441,710,997
Putnam VT Growth Opportunities Fund	3,699,550	(2,397,646)	1,301,904	33,941,788
Putnam VT Health Sciences Fund	34,846,607	(17,931,075)	16,915,532	172,578,001
Putnam VT High Yield Fund	4,398,987	(44,079,044)	(39,680,057)	507,397,812
Putnam VT Income Fund	27,942,144	(47,111,864)	(19,169,720)	1,435,367,528
Putnam VT International Equity Fund	92,793,185	(95,582,774)	(2,789,589)	995,497,349
Putnam VT International Growth and Income Fund	25,260,693	(42,804,193)	(17,543,500)	355,047,996
Putnam VT International New Opportunities Fund	26,000,231	(12,740,963)	13,259,268	218,034,942
Putnam VT Investors Fund	44,638,574	(37,223,453)	7,415,121	398,629,386
Putnam VT Mid Cap Value Fund	9,900,737	(9,824,772)	75,965	69,949,457
Putnam VT Money Market Fund*	—	—	—	457,919,275
Putnam VT New Opportunities Fund	88,340,392	(74,331,590)	14,008,802	928,451,688
Putnam VT New Value Fund	62,584,630	(93,936,668)	(31,352,038)	449,166,465
Putnam VT OTC & Emerging Growth Fund	8,823,530	(1,929,549)	6,893,981	57,165,840
Putnam VT Research Fund	6,319,315	(14,234,666)	(7,915,351)	118,007,820
Putnam VT Small Cap Value Fund	59,509,162	(86,996,308)	(27,487,146)	463,783,788
Putnam VT Utilities Growth and Income Fund	129,259,183	(9,095,002)	120,164,181	262,686,152
Putnam VT Vista Fund	37,240,546	(11,200,123)	26,040,423	279,323,019
Putnam VT Voyager Fund	118,190,944	(64,458,693)	53,732,251	1,208,616,920

*For Putnam VT Money Market Fund, the aggregate identified cost on a financial reporting and tax basis is the same.

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Q) Distributions to shareholders For Putnam VT Money Market Fund, income dividends are recorded daily by the fund and are paid monthly to shareholders. Distributions of capital gains, if any, are paid at least annually. For all other funds in the Trust, distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. For all funds of the Trust, the amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

R) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

S) Beneficial interest At June 30, 2008, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of each fund. Approximately, each fund is owned by accounts of one group of insurance companies as follows:

Percentage of
Fund Name	beneficial interest

Putnam VT American Government Income Fund	66.5%
Putnam VT Capital Appreciation Fund	61.2%
Putnam VT Capital Opportunities Fund	55.1%
Putnam VT Discovery Growth Fund	48.6%
Putnam VT Diversified Income Fund	82.2%
Putnam VT Equity Income Fund	45.3%
Putnam VT The George Putnam Fund of Boston	60.7%
Putnam VT Global Asset Allocation Fund	83.1%
Putnam VT Global Equity Fund	88.1%
Putnam VT Growth and Income Fund	82.2%
Putnam VT Growth Opportunities Fund	54.0%
Putnam VT Health Sciences Fund	43.0%
Putnam VT High Yield Fund	58.4%
Putnam VT Income Fund	64.3%
Putnam VT International Equity Fund	57.0%
Putnam VT International Growth and Income Fund	70.9%
Putnam VT International New Opportunities Fund	43.3%
Putnam VT Investors Fund	71.8%
Putnam VT Mid Cap Value Fund	44.3%
Putnam VT Money Market Fund	56.0%
Putnam VT New Opportunities Fund	56.2%
Putnam VT New Value Fund	62.2%
Putnam VT OTC & Emerging Growth Fund	56.0%
Putnam VT Research Fund	48.7%
Putnam VT Small Cap Value Fund	75.5%
Putnam VT Utilities Growth and Income Fund	86.0%
Putnam VT Vista Fund	45.8%
Putnam VT Voyager Fund	79.4%

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NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Each fund pays Putnam Management for management and investment advisory services quarterly, except for Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Equity Income Fund and Putnam VT Mid Cap Value Fund, each of which pays monthly, based on the average net assets of each fund. The following summarizes the annual management fee rates in effect for each fund of the Trust at June 30, 2008:

Fund	Fee Rate

Putnam VT Global Equity Fund	0.80% of the first $500 million of average net assets,
Putnam VT International Equity Fund	0.70% of the next $500 million,
Putnam VT International Growth and Income Fund	0.65% of the next $500 million,
Putnam VT Small Cap Value Fund	0.60% of the next $5 billion,
0.575% of the next $5 billion,
0.555% of the next $5 billion,
0.54% of the next $5 billion,
and 0.53% thereafter.

Putnam VT Money Market Fund	0.45% of the first $500 million of average net assets,
0.35% of the next $500 million,
0.30% of the next $500 million,
0.25% of the next $5 billion,
0.225% of the next $5 billion,
0.205% of the next $5 billion,
0.19% of the next $5 billion,
and 0.18% thereafter.

Putnam VT Capital Opportunities Fund	0.65% of the first $500 million of average net assets,
Putnam VT Equity Income Fund	0.55% of the next $500 million,
Putnam VT The George Putnam Fund of Boston	0.50% of the next $500 million,
Putnam VT Growth and Income Fund	0.45% of the next $5 billion,
Putnam VT Income Fund	0.425% of the next $5 billion,
Putnam VT Investors Fund	0.405% of the next $5 billion,
Putnam VT Research Fund	0.39% of the next $5 billion,
Putnam VT Vista Fund	and 0.38% thereafter.

Putnam VT Diversified Income Fund	0.70% of the first $500 million of average net assets,
Putnam VT Global Asset Allocation Fund	0.60% of the next $500 million,
Putnam VT Health Sciences Fund	0.55% of the next $500 million,
Putnam VT High Yield Fund	0.50% of the next $5 billion,
Putnam VT Mid Cap Value Fund	0.475% of the next $5 billion,
Putnam VT New Opportunities Fund	0.455% of the next $5 billion,
Putnam VT New Value Fund	0.44% of the next $5 billion,
Putnam VT OTC & Emerging Growth Fund	and 0.43% thereafter.
Putnam VT Utilities Growth and Income Fund
Putnam VT Voyager Fund

Putnam VT International New Opportunities Fund	1.00% of the first $500 million of average net assets,
0.90% of the next $500 million,
0.85% of the next $500 million,
0.80% of the next $5 billion,
0.775% of the next $5 billion,
0.755% of the next $5 billion,
0.74% of the next $5 billion,
and 0.73% thereafter.

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Fund	Fee Rate

Putnam VT American Government Income Fund	0.65% of the first $500 million of average net assets,
0.55% of the next $500 million,
0.50% of the next $500 million,
0.45% of the next $5 billion,
0.425% of the next $5 billion,
0.405% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $5 billion,
0.37% of the next $5 billion,
0.36% of the next $5 billion,
0.35% of the next $5 billion,
and 0.34% thereafter.

Putnam VT Growth Opportunities Fund	0.70% of the first $500 million of average net assets,
0.60% of the next $500 million,
0.55% of the next $500 million,
0.50% of the next $5 billion,
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
0.43% of the next $5 billion,
and 0.42% thereafter.

Putnam VT Capital Appreciation Fund	0.65% of the first $500 million of average net assets,
0.55% of the next $500 million,
0.50% of the next $500 million,
0.45% of the next $5 billion,
0.425% of the next $5 billion,
0.405% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $5 billion,
0.37% of the next $5 billion,
0.36% of the next $5 billion,
0.35% of the next $5 billion,
0.34% of the next $5 billion,
0.33% of the next $8.5 billion,
and 0.32% thereafter.

Putnam VT Discovery Growth Fund	0.70% of the first $500 million of average net assets,
0.60% of the next $500 million,
0.55% of the next $500 million,
0.50% of the next $5 billion,
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
0.43% of the next $5 billion,
0.42% of the next $5 billion,
0.41% of the next $5 billion,
0.40% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $8.5 billion,
and 0.37% thereafter.

378

Putnam Management agreed to waive fees and reimburse expenses of each fund of the Trust through June 30, 2009 to the extent necessary to ensure that each fund’s expenses do not exceed the simple average of the expenses for that fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the following funds for the following time periods, to the extent necessary to ensure that each fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of that fund. The expense reimbursement is based on a comparison of the following fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for the following fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of each fund.

Fund Name	Time Period	Fiscal year

Putnam VT Global
Asset Allocation Fund	January 1, 2007
	through June 30, 2008	2006
Putnam VT International
New Opportunities Fund	January 1, 2007
	through June 30, 2008	2006
Putnam VT Money
Market Fund	January 1, 2007
	through June 30, 2008	2006
Putnam VT Health
Sciences Fund	July 1, 2007 through
	June 30, 2008	2006
Putnam VT Global
Equity Fund	July 1, 2007 through
	June 30, 2008	2006
Putnam VT Capital
Appreciation Fund	July 1, 2008 through
	June 30, 2009	2007

For the six months ended June 30, 2008, each fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived the following management fee for each fund as follows:

Fund Name	Management fee waived

Putnam VT American Government Income Fund	$147,688
Putnam VT Capital Appreciation Fund	53,744
Putnam VT Capital Opportunities Fund	22,477
Putnam VT Discovery Growth Fund	71,847
Putnam VT Diversified Income Fund	231,592
Putnam VT The George Putnam Fund of Boston	75,699
Putnam VT Global Asset Allocation Fund	169,530
Putnam VT Global Equity Fund	66,878
Putnam VT Growth Opportunities Fund	60,283
Putnam VT Health Sciences Fund	45,818
Putnam VT High Yield Fund	190,556
Putnam VT Income Fund	472,748
Putnam VT International New Opportunities Fund	59,326
Putnam VT Mid Cap Value Fund	15,783
Putnam VT Money Market Fund	196,621
Putnam VT OTC & Emerging Growth Fund	26,205
Putnam VT Research Fund	26,368

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the following funds of the Trust as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at the following annual rates as a percentage of the average net assets of that portion of each fund that is managed by PIL.

Fund Name	Rate

Putnam VT Diversified Income Fund	0.40%
Putnam VT Global Asset Allocation Fund*	0.35%
Putnam VT Global Equity Fund	0.35%
Putnam VT High Yield Fund	0.40%
Putnam VT International Equity Fund	0.35%
Putnam VT International Growth and Income Fund	0.35%
Putnam VT International New Opportunities Fund	0.35%
Putnam VT Research Fund	0.35%
Putnam VT Utilities Growth and Income Fund	0.35%
*Effective May 15, 2008.

Effective June 30, 2008, Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, was authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of Putnam VT International Equity Fund, as designated from time to time by Putnam Management or PIL.

379

Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

Effective June 30, 2008, PAC is authorized by the Trustees to manage a separate portion of the assets of Putnam VT Global Asset Allocation Fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the Trust or funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to each fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.03% of each fund’s average net assets.

During the six months ended June 30, 2008, each fund incurred the following amounts for investor servicing agent functions provided by PFTC:

Fund Name	Amount

Putnam VT American Government Income Fund	$23,557
Putnam VT Capital Appreciation Fund	4,912
Putnam VT Capital Opportunities Fund	4,934
Putnam VT Discovery Growth Fund	4,755
Putnam VT Diversified Income Fund	67,320
Putnam VT Equity Income Fund	33,616
Putnam VT The George Putnam Fund of Boston	66,464
Putnam VT Global Asset Allocation Fund	50,168
Putnam VT Global Equity Fund	69,953

Fund Name	Amount

Putnam VT Growth and Income Fund	$385,431
Putnam VT Growth Opportunities Fund	5,677
Putnam VT Health Sciences Fund	26,965
Putnam VT High Yield Fund	72,380
Putnam VT Income Fund	94,820
Putnam VT International Equity Fund	161,427
Putnam VT International Growth and Income Fund	55,744
Putnam VT International New Opportunities Fund	36,913
Putnam VT Investors Fund	57,402
Putnam VT Mid Cap Value Fund	9,906
Putnam VT Money Market Fund	71,754
Putnam VT New Opportunities Fund	135,348
Putnam VT New Value Fund	67,744
Putnam VT OTC & Emerging Growth Fund	9,638
Putnam VT Research Fund	17,596
Putnam VT Small Cap Value Fund	62,428
Putnam VT Utilities Growth and Income Fund	51,537
Putnam VT Vista Fund	42,311
Putnam VT Voyager Fund	192,083

Under the custodian contract between each fund and State Street, the custodian bank has a lien on the securities of Putnam VT Capital Appreciation Fund, Putnam VT Diversified Income Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Equity Fund, Putnam VT Health Sciences Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT New Opportunities Fund and Putnam VT Voyager Fund to the extent permitted by each fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by that fund. At June 30, 2008, the payable to the custodian bank on each of the funds listed above represents the amount due for cash advanced for the settlement of securities purchased.

Each fund, except for Putnam VT Money Market Fund, has entered into an expense offset arrangement with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. Certain funds also reduced expenses through brokerage/ service arrangements.

For the six months ended June 30, 2008, the funds’ expenses were reduced by the following amounts under the expense offset arrangements and under the brokerage/service arrangements:

380

	Expense offset	Brokerage/service
Fund Name	arrangements	arrangements

Putnam VT American Government
Income Fund	$13,297	$—
Putnam VT Capital
Appreciation Fund	58	1,383
Putnam VT Capital
Opportunities Fund	101	—
Putnam VT Discovery Growth Fund	—	1,874
Putnam VT Diversified Income Fund	40,244	—
Putnam VT Equity Income Fund	3	—
Putnam VT The George Putnam
Fund of Boston	23,191	6,096
Putnam VT Global Asset
Allocation Fund	10,586	5,317
Putnam VT Global Equity Fund	5,567	90,453
Putnam VT Growth
and Income Fund	—	99,362
Putnam VT Growth
Opportunities Fund	30	1,349
Putnam VT Health Sciences Fund	25	2,718
Putnam VT High Yield Fund	47,003	—
Putnam VT Income Fund	49,552	—
Putnam VT International Equity Fund	294	98,047
Putnam VT International Growth
and Income Fund	904	43,184
Putnam VT International New
Opportunities Fund	1,364	34,429
Putnam VT Investors Fund	93	20,044
Putnam VT Mid Cap Value Fund	—	2,682
Putnam VT Money Market Fund	744	—
Putnam VT New
Opportunities Fund	—	27,991
Putnam VT New Value Fund	—	5,234
Putnam VT OTC & Emerging
Growth Fund	135	4,764
Putnam VT Research Fund	314	10,195
Putnam VT Small Cap Value Fund	585	20,891
Putnam VT Utilities Growth
and Income Fund	236	19,940
Putnam VT Vista Fund	260	15,622
Putnam VT Voyager Fund	2,822	65,007

Each independent Trustee of the funds receives an annual Trustee fee as a quarterly retainer and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. For the six months ended June 30, 2008, the funds’ Trustee fees were as follows:

Fund Name	Amount

Putnam VT American Government Income Fund	$305
Putnam VT Capital Appreciation Fund	274
Putnam VT Capital Opportunities Fund	274
Putnam VT Discovery Growth Fund	274
Putnam VT Diversified Income Fund	369
Putnam VT Equity Income Fund	317
Putnam VT The George Putnam Fund of Boston	367

Fund Name	Amount

Putnam VT Global Asset Allocation Fund	$343
Putnam VT Global Equity Fund	372
Putnam VT Growth and Income Fund	838
Putnam VT Growth Opportunities Fund	275
Putnam VT Health Sciences Fund	308
Putnam VT High Yield Fund	376
Putnam VT Income Fund	413
Putnam VT International Equity Fund	510
Putnam VT International Growth and Income Fund	351
Putnam VT International New Opportunities Fund	323
Putnam VT Investors Fund	351
Putnam VT Mid Cap Value Fund	281
Putnam VT Money Market Fund	382
Putnam VT New Opportunities Fund	467
Putnam VT New Value Fund	365
Putnam VT OTC & Emerging Growth Fund	281
Putnam VT Research Fund	293
Putnam VT Small Cap Value Fund	360
Putnam VT Utilities Growth and Income Fund	343
Putnam VT Vista Fund	328
Putnam VT Voyager Fund	550

Each fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of each fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for each fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to Rule 12b-1

381

under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of each fund. The Plan provides for payment by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to that fund’s class IB shares. The Trustees have approved payment by each fund at an annual rate of 0.25% of the average net assets attributable to that fund’s class IB shares.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2008, cost of purchases and proceeds from sales of investment securities (other than short-term investments) were as follows:

	U.S. Government
	Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

Putnam VT American Government Income Fund	$1,911,410	$1,911,410	$71,688,073	$86,011,233
Putnam VT Capital Appreciation Fund	—	—	16,545,623	19,751,880
Putnam VT Capital Opportunities Fund	—	—	13,384,640	16,136,208
Putnam VT Discovery Growth Fund	—	—	27,322,484	32,093,174
Putnam VT Diversified Income Fund	41,114,394	77,223,138	363,419,755	306,274,928
Putnam VT Equity Income Fund	—	—	67,354,596	72,270,275
Putnam VT The George Putnam Fund of Boston	—	—	190,400,726	239,433,109
Putnam VT Global Asset Allocation Fund	—	—	238,428,394	229,991,582
Putnam VT Global Equity Fund	—	—	209,315,462	271,028,242
Putnam VT Growth and Income Fund	—	—	468,609,903	815,720,148
Putnam VT Growth Opportunities Fund	—	—	22,201,646	26,081,572
Putnam VT Health Sciences Fund	—	—	16,033,336	38,099,221
Putnam VT High Yield Fund	—	—	58,864,623	71,294,830
Putnam VT Income Fund	54,835,970	54,840,226	416,551,839	462,979,892
Putnam VT International Equity Fund	—	—	355,834,278	447,740,779
Putnam VT International Growth and Income Fund	—	—	107,002,080	149,018,304
Putnam VT International New Opportunities Fund	—	—	152,622,855	198,850,013
Putnam VT Investors Fund	—	—	231,451,328	223,303,531
Putnam VT Mid Cap Value Fund	—	—	20,639,787	35,522,473
Putnam VT New Opportunities Fund	—	—	375,034,216	495,102,526
Putnam VT New Value Fund	—	—	138,203,401	195,457,934
Putnam VT OTC & Emerging Growth Fund	—	—	63,405,508	72,550,658
Putnam VT Research Fund	—	—	82,563,815	95,806,237
Putnam VT Small Cap Value Fund	—	—	122,206,615	164,289,814
Putnam VT Utilities Growth and Income Fund	—	—	43,492,332	72,819,543
Putnam VT Vista Fund	—	—	148,411,384	199,715,889
Putnam VT Voyager Fund	—	—	647,290,300	887,538,143

Putnam VT Money Market Fund: Cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $1,015,280,700 and $993,076,321, respectively.

Written option transactions for those funds that invested in them during the six months ended June 30, 2008 are summarized as follows:

382

Putnam VT American Government Income Fund

		Contract Amounts	Premiums Received

Written options outstanding at beginning of period		$176,006,000	$5,464,159

Options opened		41,396,000	1,647,561
Options exercised		—	—
Options expired		(2,238,000)	(39,165)
Options closed		(43,888,000)	(1,036,062)

Written options outstanding at end of period		$171,276,000	$6,036,493

Putnam VT Discovery Growth Fund

		Contract Amounts	Premiums Received

Written options outstanding at beginning of period		$3,790	$5,489

Options opened		5,250	8,752
Options exercised		(1,660)	(2,946)
Options expired		(7,380)	(11,295)
Options closed		—	—

Written options outstanding at end of period		$—	$—

Putnam VT Diversified Income Fund

		Contract Amounts	Premiums Received

Written options outstanding at beginning of period	USD	449,994,000	$9,628,740
	EUR	4,020,000	$163,663

Options opened	USD	192,118,000	4,276,942
	EUR	—	—
Options exercised	USD	—	—
	EUR	—	—
Options expired	USD	(335,258,000)	(6,781,892)
	EUR	—	—
Options closed	USD	(237,224,000)	(4,390,572)
	EUR	(4,020,000)	(163,663)

Written options outstanding at end of period	USD	69,630,000	$2,733,218
	EUR	—	$—

Putnam VT The George Putnam Fund of Boston

		Contract Amounts	Premiums Received

Written options outstanding at beginning of period		$125,307,000	$3,361,230

Options opened		138,020,000	3,975,487
Options exercised		—	—
Options expired		—	—
Options closed		(55,468,000)	(1,318,237)

Written options outstanding at end of period		$207,859,000	$6,018,480

383

Putnam VT Global Asset Allocation Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of period	$56,382,000	$1,556,148

Options opened	56,982,563	2,952,456
Options exercised	—	—
Options expired	(479)	(225,810)
Options closed	(15,212,084)	(563,466)

Written options outstanding at end of period	$98,152,000	$3,719,328

Putnam VT Income Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of period	$396,848,000	$10,494,988

Options opened	472,498,000	13,947,017
Options exercised	—	—
Options expired	—	—
Options closed	(181,710,000)	(4,298,185)

Written options outstanding at end of period	$687,636,000	$20,143,820

Putnam VT New Opportunities Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of period	$—	$—

Options opened	12,986	26,607
Options exercised	(4,400)	(9,132)
Options expired	—	—
Options closed	—	—

Written options outstanding at end of period	$8,586	$17,475

Putnam VT OTC & Emerging Growth Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of period	$11,280	$16,337

Options opened	15,400	25,735
Options exercised	(4,920)	(8,769)
Options expired	(21,760)	(33,303)
Options closed	—	—

Written options outstanding at end of period	$—	$—

Putnam VT Vista Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of period	$—	$—

Options opened	9,032	31,691
Options exercised	—	—
Options expired	(9,032)	(31,691)
Options closed	—	—

Written options outstanding at end of period	$—	$—

384

NOTE 4
CAPITAL SHARES

At June 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Six months ended June 30		Year ended December 31
	2008		2007

	Shares	Amount	Shares	Amount

Putnam VT American Government Income Fund Class IA
Shares sold	1,844,800	$22,126,785	710,719	$8,060,922
Shares issued in connection with reinvestment of distributions	363,954	4,250,985	375,227	4,112,485

	2,208,754	26,377,770	1,085,946	12,173,407
Shares repurchased	(751,491)	(8,749,102)	(1,938,947)	(21,837,725)

Net increase (decrease)	1,457,263	$17,628,668	(853,001)	$(9,664,318)

Putnam VT American Government Income Fund Class IB
Shares sold	715,704	$8,535,399	417,154	$4,694,114
Shares issued in connection with reinvestment of distributions	248,574	2,898,368	283,107	3,097,187

	964,278	11,433,767	700,261	7,791,301
Shares repurchased	(749,703)	(8,750,089)	(1,130,463)	(12,718,836)

Net increase (decrease)	214,575	$2,683,678	(430,202)	$(4,927,535)

Putnam VT Capital Appreciation Fund Class IA
Shares sold	96,939	$692,718	266,354	$2,510,255
Shares issued in connection with reinvestment of distributions	274,431	1,767,334	238,754	2,151,170

	371,370	2,460,052	505,108	4,661,425
Shares repurchased	(414,592)	(2,971,883)	(1,064,941)	(9,737,994)

Net decrease	(43,222)	$(511,831)	(559,833)	$(5,076,569)

Putnam VT Capital Appreciation Fund Class IB
Shares sold	129,589	$949,067	211,978	$1,940,979
Shares issued in connection with reinvestment of distributions	256,131	1,636,677	190,684	1,704,711

	385,720	2,585,744	402,662	3,645,690
Shares repurchased	(299,111)	(2,134,231)	(546,679)	(4,959,870)

Net increase (decrease)	86,609	$451,513	(144,017)	$(1,314,180)

385

	Six months ended June 30		Year ended December 31
	2008		2007

	Shares	Amount	Shares	Amount

Putnam VT Capital Opportunities Fund Class IA
Shares sold	106,328	$1,408,528	289,762	$5,007,005
Shares issued in connection with reinvestment of distributions	70,599	884,603	112,656	1,883,616

	176,927	2,293,131	402,418	6,890,621
Shares repurchased	(278,495)	(3,688,633)	(644,102)	(10,540,622)

Net decrease	(101,568)	$(1,395,502)	(241,684)	$(3,650,001)

Putnam VT Capital Opportunities Fund Class IB
Shares sold	111,595	$1,465,533	360,419	$6,050,196
Shares issued in connection with reinvestment of distributions	75,601	941,993	94,695	1,572,878

	187,196	2,407,526	455,114	7,623,074
Shares repurchased	(158,564)	(2,099,552)	(362,788)	(5,940,256)

Net increase	28,632	$307,974	92,326	$1,682,818

Putnam VT Discovery Growth Fund Class IA
Shares sold	206,432	$1,111,509	744,422	$4,542,701
Shares issued in connection with reinvestment of distributions	245,493	1,148,907	173,367	981,257

	451,925	2,260,416	917,789	5,523,958
Shares repurchased	(348,615)	(1,820,886)	(693,467)	(4,194,755)

Net increase	103,310	$439,530	224,322	$1,329,203

Putnam VT Discovery Growth Fund Class IB
Shares sold	141,907	$729,777	449,911	$2,693,832
Shares issued in connection with reinvestment of distributions	452,104	2,066,116	407,304	2,264,610

	594,011	2,795,893	857,215	4,958,442
Shares repurchased	(905,809)	(4,611,311)	(1,077,591)	(6,424,197)

Net decrease	(311,798)	$(1,815,418)	(220,376)	$(1,465,755)

Putnam VT Diversified Income Fund Class IA
Shares sold	116,635	$1,008,720	622,192	$5,457,266
Shares issued in connection with reinvestment of distributions	1,640,029	13,071,030	1,656,771	14,181,956

	1,756,664	14,079,750	2,278,963	19,639,222
Shares repurchased	(3,422,733)	(28,417,991)	(6,805,699)	(59,307,236)

Net decrease	(1,666,069)	$(14,338,241)	(4,526,736)	$(39,668,014)

Putnam VT Diversified Income Fund Class IB
Shares sold	3,135,116	$25,758,802	7,156,861	$61,674,199
Shares issued in connection with reinvestment of distributions	1,535,702	12,116,691	1,149,519	9,736,427

	4,670,818	37,875,493	8,306,380	71,410,626
Shares repurchased	(2,639,893)	(21,735,274)	(3,903,885)	(33,560,001)

Net increase	2,030,925	$16,140,219	4,402,495	$37,850,625

386

	Six months ended June 30		Year ended December 31
	2008		2007

	Shares	Amount	Shares	Amount

Putnam VT Equity Income Fund Class IA
Shares sold	395,159	$5,472,339	886,794	$13,812,967
Shares issued in connection with reinvestment of distributions	572,425	7,304,145	739,617	10,887,162

	967,584	12,776,484	1,626,411	24,700,129
Shares repurchased	(933,885)	(12,658,370)	(1,238,018)	(19,125,397)

Net increase	33,699	$118,114	388,393	$5,574,732

Putnam VT Equity Income Fund Class IB
Shares sold	433,962	$6,004,694	862,154	$13,358,545
Shares issued in connection with reinvestment of distributions	496,281	6,307,743	625,997	9,177,119

	930,243	12,312,437	1,488,151	22,535,664
Shares repurchased	(695,064)	(9,438,085)	(1,055,988)	(16,370,647)

Net increase	235,179	$2,874,352	432,163	$6,165,017

Putnam VT The George Putnam Fund of Boston Class IA
Shares sold	105,501	$1,069,193	240,522	$2,814,631
Shares issued in connection with reinvestment of distributions	2,899,575	26,009,189	3,396,453	37,734,597

	3,005,076	27,078,382	3,636,975	40,549,228
Shares repurchased	(3,649,381)	(36,075,079)	(7,219,856)	(83,734,079)

Net decrease	(644,305)	$(8,996,697)	(3,582,881)	$(43,184,851)

Putnam VT The George Putnam Fund of Boston Class IB
Shares sold	428,121	$4,284,300	1,486,154	$17,096,255
Shares issued in connection with reinvestment of distributions	3,073,059	27,473,149	3,136,597	34,690,762

	3,501,180	31,757,449	4,622,751	51,787,017
Shares repurchased	(3,888,642)	(37,704,473)	(4,633,636)	(53,516,102)

Net decrease	(387,462)	$(5,947,024)	(10,885)	$(1,729,085)

Putnam VT Global Asset Allocation Fund Class IA
Shares sold	92,691	$1,479,609	301,629	$5,129,889
Shares issued in connection with reinvestment of distributions	584,047	8,912,558	129,739	2,160,149

	676,738	10,392,167	431,368	7,290,038
Shares repurchased	(1,512,160)	(24,113,866)	(3,636,607)	(61,778,121)

Net decrease	(835,422)	$(13,721,699)	(3,205,239)	$(54,488,083)

Putnam VT Global Asset Allocation Fund Class IB
Shares sold	500,467	$7,978,642	1,147,201	$19,572,764
Shares issued in connection with reinvestment of distributions	203,202	3,115,087	27,909	466,643

	703,669	11,093,729	1,175,110	20,039,407
Shares repurchased	(644,197)	(10,302,739)	(887,005)	(15,116,223)

Net increase	59,472	$790,990	288,105	$4,923,184

387

	Six months ended June 30		Year ended December 31
	2008		2007

	Shares	Amount	Shares	Amount

Putnam VT Global Equity Fund Class IA
Shares sold	11,158	$146,823	208,898	$3,167,167
Shares issued in connection with reinvestment of distributions	782,915	9,747,291	876,993	12,076,191

	794,073	9,894,114	1,085,891	15,243,358
Shares repurchased	(3,630,831)	(47,579,553)	(7,516,730)	(109,312,838)

Net decrease	(2,836,758)	$(37,685,439)	(6,430,839)	$(94,069,480)

Putnam VT Global Equity Fund Class IB
Shares sold	105,102	$1,369,473	303,199	$4,464,619
Shares issued in connection with reinvestment of distributions	104,261	1,290,757	119,262	1,631,495

	209,363	2,660,230	422,461	6,096,114
Shares repurchased	(673,632)	(8,771,039)	(1,251,734)	(18,239,802)

Net decrease	(464,269)	$(6,110,809)	(829,273)	$(12,143,688)

Putnam VT Growth and Income Fund Class IA
Shares sold	26,547	$509,865	42,443	$1,122,710
Shares issued in connection with reinvestment of distributions	23,131,581	379,357,931	20,631,962	513,323,214

	23,158,128	379,867,796	20,674,405	514,445,924
Shares repurchased	(15,522,556)	(297,620,665)	(28,443,922)	(748,371,425)

Net increase (decrease)	7,635,572	$82,247,131	(7,769,517)	$(233,925,501)

Putnam VT Growth and Income Fund Class IB
Shares sold	143,522	$2,751,511	559,089	$14,684,913
Shares issued in connection with reinvestment of distributions	5,564,508	90,868,423	4,962,105	122,861,726

	5,708,030	93,619,934	5,521,194	137,546,639
Shares repurchased	(4,048,004)	(77,614,754)	(6,852,729)	(179,058,548)

Net increase (decrease)	1,660,026	$16,005,180	(1,331,535)	$(41,511,909)

Putnam VT Growth Opportunities Fund Class IA
Shares sold	345,521	$1,760,748	281,494	$1,536,561
Shares issued in connection with reinvestment of distributions	—	—	12,319	64,798

	345,521	1,760,748	293,813	1,601,359
Shares repurchased	(424,266)	(2,179,229)	(1,276,147)	(6,951,742)

Net decrease	(78,745)	$(418,481)	(982,334)	$(5,350,383)

Putnam VT Growth Opportunities Fund Class IB
Shares sold	134,118	$687,849	266,275	$1,446,822
Shares issued in connection with reinvestment of distributions	—	—	3,059	15,967

	134,118	687,849	269,334	1,462,789
Shares repurchased	(638,386)	(3,238,405)	(1,244,244)	(6,764,949)

Net decrease	(504,268)	$(2,550,556)	(974,910)	$(5,302,160)

388

	Six months ended June 30		Year ended December 31
	2008		2007

	Shares	Amount	Shares	Amount

Putnam VT Health Sciences Fund Class IA
Shares sold	38,850	$527,351	34,050	$481,776
Shares issued in connection with reinvestment of distributions	51,040	636,471	86,273	1,178,487

	89,890	1,163,822	120,323	1,660,263
Shares repurchased	(885,730)	(11,433,700)	(2,639,988)	(37,170,751)

Net decrease	(795,840)	$(10,269,878)	(2,519,665)	$(35,510,488)

Putnam VT Health Sciences Fund Class IB
Shares sold	146,526	$1,960,997	252,507	$3,512,496
Shares issued in connection with reinvestment of distributions	75,830	939,530	86,385	1,174,827

	222,356	2,900,527	338,892	4,687,323
Shares repurchased	(1,216,612)	(15,656,213)	(2,771,843)	(38,717,677)

Net decrease	(994,256)	$(12,755,686)	(2,432,951)	$(34,030,354)

Putnam VT High Yield Fund Class IA
Shares sold	2,039,887	$14,195,121	4,032,942	$30,519,574
Shares issued in connection with reinvestment of distributions	4,547,706	30,060,340	4,302,411	32,095,983

	6,587,593	44,255,461	8,335,353	62,615,557
Shares repurchased	(6,314,542)	(44,645,924)	(15,043,325)	(114,669,837)

Net increase (decrease)	273,051	$(390,463)	(6,707,972)	$(52,054,280)

Putnam VT High Yield Fund Class IB
Shares sold	731,552	$5,064,155	1,487,606	$11,190,425
Shares issued in connection with reinvestment of distributions	1,858,591	12,192,359	1,735,330	12,858,792

	2,590,143	17,256,514	3,222,936	24,049,217
Shares repurchased	(3,268,210)	(22,884,766)	(4,170,559)	(31,278,958)

Net decrease	(678,067)	$(5,628,252)	(947,623)	$(7,229,741)

Putnam VT Income Fund Class IA
Shares sold	279,223	$3,452,374	400,001	$4,957,631
Shares issued in connection with reinvestment of distributions	2,036,600	23,950,417	1,839,722	22,481,407

	2,315,823	27,402,791	2,239,723	27,439,038
Shares repurchased	(3,519,987)	(42,890,664)	(6,761,205)	(84,405,221)

Net decrease	(1,204,164)	$(15,487,873)	(4,521,482)	$(56,966,183)

Putnam VT Income Fund Class IB
Shares sold	264,988	$3,269,685	951,991	$11,782,049
Shares issued in connection with reinvestment of distributions	1,491,037	17,430,226	1,270,971	15,442,292

	1,756,025	20,699,911	2,222,962	27,224,341
Shares repurchased	(2,883,710)	(34,872,115)	(3,328,098)	(41,281,846)

Net decrease	(1,127,685)	$(14,172,204)	(1,105,136)	$(14,057,505)

389

	Six months ended June 30		Year ended December 31
	2008		2007

	Shares	Amount	Shares	Amount

Putnam VT International Equity Fund Class IA
Shares sold	140,721	$2,356,470	1,066,689	$20,554,283
Shares issued in connection with reinvestment of distributions	3,716,092	53,511,724	3,412,734	62,214,149

	3,856,813	55,868,194	4,479,423	82,768,432
Shares repurchased	(2,577,345)	(41,917,485)	(4,272,046)	(84,114,881)

Net increase (decrease)	1,279,468	$13,950,709	207,377	$(1,346,449)

Putnam VT International Equity Fund Class IB
Shares sold	872,957	$14,771,291	5,341,810	$105,283,252
Shares issued in connection with reinvestment of distributions	8,187,446	117,162,347	7,507,933	136,043,736

	9,060,403	131,933,638	12,849,743	241,326,988
Shares repurchased	(4,362,270)	(70,254,994)	(7,043,734)	(137,810,379)
Redemptions in kind	—	—	(3,810,348)	(72,549,028)

Net increase	4,698,133	$61,678,644	1,995,661	$30,967,581

Putnam VT International Growth and Income Fund Class IA
Shares sold	308,548	$4,599,587	607,178	$10,729,760
Shares issued in connection with reinvestment of distributions	4,172,151	49,857,203	3,976,267	63,739,563

	4,480,699	54,456,790	4,583,445	74,469,323
Shares repurchased	(2,506,302)	(34,211,352)	(3,676,061)	(64,713,670)

Net increase	1,974,397	$20,245,438	907,384	$9,755,653

Putnam VT International Growth and Income Fund Class IB
Shares sold	522,929	$7,230,508	985,394	$17,076,591
Shares issued in connection with reinvestment of distributions	1,825,511	21,705,326	1,705,262	27,198,798

	2,348,440	28,935,834	2,690,656	44,275,389
Shares repurchased	(1,336,011)	(18,308,481)	(1,909,371)	(33,056,311)

Net increase	1,012,429	$10,627,353	781,285	$11,219,078

Putnam VT International New Opportunities Fund Class IA
Shares sold	84,008	$1,606,374	793,466	$16,553,125
Shares issued in connection with reinvestment of distributions	89,492	1,633,230	67,450	1,293,024

	173,500	3,239,604	860,916	17,846,149
Shares repurchased	(982,084)	(18,313,148)	(1,488,725)	(29,572,322)

Net decrease	(808,584)	$(15,073,544)	(627,809)	$(11,726,173)

Putnam VT International New Opportunities Fund Class IB
Shares sold	79,005	$1,495,265	370,535	$7,559,301
Shares issued in connection with reinvestment of distributions	105,067	1,912,211	78,789	1,504,873

	184,072	3,407,476	449,324	9,064,174
Shares repurchased	(1,121,525)	(21,015,456)	(1,606,591)	(32,086,712)

Net decrease	(937,453)	$(17,607,980)	(1,157,267)	$(23,022,538)

390

	Six months ended June 30		Year ended December 31
	2008		2007

	Shares	Amount	Shares	Amount

Putnam VT Investors Fund Class IA
Shares sold	14,888	$146,704	96,021	$1,221,335
Shares issued in connection with reinvestment of distributions	72,047	706,785	116,456	1,406,786

	86,935	853,489	212,477	2,628,121
Shares repurchased	(2,433,311)	(25,238,224)	(5,632,710)	(69,345,331)

Net decrease	(2,346,376)	$(24,384,735)	(5,420,233)	$(66,717,210)

Putnam VT Investors Fund Class IB
Shares sold	4,822,223	$49,871,837	4,913,642	$58,796,156
Shares issued in connection with reinvestment of distributions	52,110	510,157	63,624	766,668

	4,874,333	50,381,994	4,977,266	59,562,824
Shares repurchased	(2,070,122)	(21,407,071)	(3,666,086)	(45,064,999)

Net increase	2,804,211	$28,974,923	1,311,180	$14,497,825

Putnam VT Mid Cap Value Fund Class IA
Shares sold	84,140	$1,094,010	572,674	$10,478,021
Shares issued in connection with reinvestment of distributions	685,364	8,128,420	388,984	6,632,183

	769,504	9,222,430	961,658	17,110,204
Shares repurchased	(748,304)	(10,659,505)	(1,282,590)	(22,327,702)

Net increase (decrease)	21,200	$(1,437,075)	(320,932)	$(5,217,498)

Putnam VT Mid Cap Value Fund Class IB
Shares sold	125,963	$1,671,413	218,036	$3,908,860
Shares issued in connection with reinvestment of distributions	340,929	4,029,790	181,615	3,083,823

	466,892	5,701,203	399,651	6,992,683
Shares repurchased	(371,874)	(5,294,621)	(545,240)	(9,453,054)

Net increase (decrease)	95,018	$406,582	(145,589)	$(2,460,371)

Putnam VT Money Market Fund Class IA **
Shares sold	69,059,153	$69,059,153	125,849,767	$125,849,767
Shares issued in connection with reinvestment of distributions	3,832,728	3,832,728	10,463,007	10,463,007

	72,891,881	72,891,881	136,312,774	136,312,774
Shares repurchased	(52,961,138)	(52,961,138)	(121,858,880)	(121,858,880)

Net increase	19,930,743	$19,930,743	14,453,894	$14,453,894

Putnam VT Money Market Fund Class IB **
Shares sold	63,568,138	$63,568,138	105,944,086	$105,944,086
Shares issued in connection with reinvestment of distributions	3,305,157	3,305,157	9,452,246	9,452,246

	66,873,295	66,873,295	115,396,332	115,396,332
Shares repurchased	(57,507,243)	(57,507,243)	(103,858,742)	(103,858,742)

Net increase	9,366,052	$9,366,052	11,537,590	$11,537,590

391

	Six months ended June 30		Year ended December 31
	2008		2007

	Shares	Amount	Shares	Amount

Putnam VT New Opportunities Fund Class IA
Shares sold	30,460	$608,083	79,002	$1,685,685
Shares issued in connection with reinvestment of distributions	115,536	2,169,773	86,228	1,781,476

	145,996	2,777,856	165,230	3,467,161
Shares repurchased	(5,333,959)	(105,587,754)	(13,395,293)	(285,946,627)

Net decrease	(5,187,963)	$(102,809,898)	(13,230,063)	$(282,479,466)

Putnam VT New Opportunities Fund Class IB
Shares sold	32,854	$640,627	87,728	$1,859,822
Shares issued in connection with reinvestment of distributions	—	—	—	—

	32,854	640,627	87,728	1,859,822
Shares repurchased	(788,474)	(15,348,446)	(1,556,469)	(32,817,707)

Net decrease	(755,620)	$(14,707,819)	(1,468,741)	$(30,957,885)

Putnam VT New Value Fund Class IA
Shares sold	41,916	$515,344	147,443	$2,613,334
Shares issued in connection with reinvestment of distributions	4,829,259	49,161,872	2,335,837	39,031,839

	4,871,175	49,677,216	2,483,280	41,645,173
Shares repurchased	(3,365,299)	(41,577,963)	(5,446,394)	(94,207,558)

Net increase (decrease)	1,505,876	$8,099,253	(2,963,114)	$(52,562,385)

Putnam VT New Value Fund Class IB
Shares sold	981,589	$11,189,194	1,412,160	$24,157,216
Shares issued in connection with reinvestment of distributions	4,624,501	46,799,949	1,865,079	30,978,956

	5,606,090	57,989,143	3,277,239	55,136,172
Shares repurchased	(2,131,399)	(26,795,560)	(2,814,635)	(48,215,949)

Net increase	3,474,691	$31,193,583	462,604	$6,920,223

Putnam VT OTC & Emerging Growth Fund Class IA
Shares sold	87,208	$664,088	1,181,309	$9,876,986
Shares issued in connection with reinvestment of distributions	—	—	—	—

	87,208	664,088	1,181,309	9,876,986
Shares repurchased	(911,636)	(6,866,123)	(1,967,008)	(15,997,678)

Net decrease	(824,428)	$(6,202,035)	(785,699)	$(6,120,692)

Putnam VT OTC & Emerging Growth Fund Class IB
Shares sold	76,774	$567,494	339,206	$2,757,561
Shares issued in connection with reinvestment of distributions	—	—	—	—

	76,774	567,494	339,206	2,757,561
Shares repurchased	(499,297)	(3,703,847)	(1,107,673)	(8,951,199)

Net decrease	(422,523)	$(3,136,353)	(768,467)	$(6,193,638)

392

	Six months ended June 30		Year ended December 31
	2008		2007

	Shares	Amount	Shares	Amount

Putnam VT Research Fund Class IA
Shares sold	45,157	$519,112	56,476	$760,177
Shares issued in connection with reinvestment of distributions	49,798	561,720	35,029	466,938

	94,955	1,080,832	91,505	1,227,115
Shares repurchased	(608,786)	(7,298,209)	(1,497,558)	(20,602,408)

Net decrease	(513,831)	$(6,217,377)	(1,406,053)	$(19,375,293)

Putnam VT Research Fund Class IB
Shares sold	48,507	$585,886	56,970	$778,646
Shares issued in connection with reinvestment of distributions	55,813	628,452	30,760	408,798

	104,320	1,214,338	87,730	1,187,444
Shares repurchased	(772,436)	(9,181,934)	(1,760,128)	(24,108,198)

Net decrease	(668,116)	$(7,967,596)	(1,672,398)	$(22,920,754)

Putnam VT Small Cap Value Fund Class IA
Shares sold	22,248	$307,806	44,753	$1,021,591
Shares issued in connection with reinvestment of distributions	2,310,544	29,159,069	1,250,550	27,949,790

	2,332,792	29,466,875	1,295,303	28,971,381
Shares repurchased	(1,803,499)	(27,988,886)	(3,685,323)	(81,550,170)

Net increase (decrease)	529,293	$1,477,989	(2,390,020)	$(52,578,789)

Putnam VT Small Cap Value Fund Class IB
Shares sold	1,014,545	$17,340,303	4,474,513	$103,633,834
Shares issued in connection with reinvestment of distributions	5,638,308	70,535,236	3,985,929	88,368,060

	6,652,853	87,875,539	8,460,442	192,001,894
Shares repurchased	(2,372,748)	(36,490,330)	(6,992,708)	(158,186,386)
Redemptions in kind	—	—	(14,003,072)	(322,910,848)

Net increase (decrease)	4,280,105	$51,385,209	(12,535,338)	$(289,095,340)

Putnam VT Utilities Growth and Income Fund Class IA
Shares sold	178,126	$3,586,993	419,876	$8,332,331
Shares issued in connection with reinvestment of distributions	348,598	6,375,855	336,085	6,348,642

	526,724	9,962,848	755,961	14,680,973
Shares repurchased	(1,581,769)	(30,712,197)	(3,486,618)	(67,253,804)

Net decrease	(1,055,045)	$(20,749,349)	(2,730,657)	$(52,572,831)

Putnam VT Utilities Growth and Income Fund Class IB
Shares sold	144,642	$2,877,766	152,217	$3,007,611
Shares issued in connection with reinvestment of distributions	59,089	1,077,784	57,689	1,086,867

	203,731	3,955,550	209,906	4,094,478
Shares repurchased	(424,971)	(8,358,241)	(827,863)	(15,992,989)

Net decrease	(221,240)	$(4,402,691)	(617,957)	$(11,898,511)

393

	Six months ended June 30		Year ended December 31
	2008		2007

	Shares	Amount	Shares	Amount

Putnam VT Vista Fund Class IA
Shares sold	25,212	$358,131	63,611	$997,783
Shares issued in connection with reinvestment of distributions	—	—	—	—

	25,212	358,131	63,611	997,783
Shares repurchased	(1,270,410)	(18,193,789)	(3,428,652)	(53,760,902)

Net decrease	(1,245,198)	$(17,835,658)	(3,365,041)	$(52,763,119)

Putnam VT Vista Fund Class IB
Shares sold	148,030	$2,130,760	205,893	$3,179,117
Shares issued in connection with reinvestment of distributions	—	—	—	—

	148,030	2,130,760	205,893	3,179,117
Shares repurchased	(1,878,059)	(26,376,832)	(3,598,898)	(55,480,130)

Net decrease	(1,730,029)	$(24,246,072)	(3,393,005)	$(52,301,013)

Putnam VT Voyager Fund Class IA
Shares sold	14,693	$429,686	31,109	$975,826
Shares issued in connection with reinvestment of distributions	91,484	2,552,395	14,666	441,007

	106,177	2,982,081	45,775	1,416,833
Shares repurchased	(4,327,854)	(126,266,473)	(11,724,595)	(366,746,634)

Net decrease	(4,221,677)	$(123,284,392)	(11,678,820)	$(365,329,801)

Putnam VT Voyager Fund Class IB
Shares sold	58,225	$1,709,723	138,007	$4,296,288
Shares issued in connection with reinvestment of distributions	—	—	—	—

	58,225	1,709,723	138,007	4,296,288

Shares repurchased	(1,482,785)	(42,937,176)	(3,273,444)	(102,002,074)

Net decrease	(1,424,560)	$(41,227,453)	(3,135,437)	$(97,705,786)

** Putnam VT Money Market Fund’s Transactions in capital shares were at a constant net asset value of $1.00 per share.

NOTE 5
INVESTMENT IN PUTNAM PRIME MONEY
MARKET FUND

Each fund of the Trust may invest in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by each fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by that fund in Putnam Prime Money Market Fund. For the six months ended June 30, 2008, the table below identifies, for each fund that invested in Putnam Prime Money Market Fund, the amount by which that fund’s management fee was reduced in relation to that fund’s investment in Putnam Prime Money Market Fund. In addition, the table also identifies the income distributions earned, if any, by each fund for that fund’s investment in Putnam Prime Money Market Fund. Income distributions are recorded as income in the Statement of operations.

	Income
	distributions	Management
Fund Name	earned	fee waived

Putnam VT American Government
Income Fund	$252,899	$6,365
Putnam VT Capital Appreciation Fund	2,322	26
Putnam VT Capital Opportunities Fund	3,101	79
Putnam VT Discovery Growth Fund	15,847	402
Putnam VT Diversified Income Fund	79,749	1,859
Putnam VT Equity Income Fund	46,484	1,223

394

	Income
	distributions	Management
Fund Name	earned	fee waived

Putnam VT The George Putnam
Fund of Boston	$282,686	$8,268
Putnam VT Global Asset
Allocation Fund	371,954	6,298
Putnam VT Global Equity Fund	159,155	4,537
Putnam VT Growth and Income Fund	247,702	5,015
Putnam VT Growth Opportunities Fund	16,314	459
Putnam VT Health Sciences Fund	50,775	1,111
Putnam VT High Yield Fund	423,202	10,878
Putnam VT Income Fund	760,518	22,164
Putnam VT International Equity Fund	108,189	3,470
Putnam VT International Growth
and Income Fund	35,690	883
Putnam VT International New
Opportunities Fund	72,721	2,168
Putnam VT Investors Fund	75,656	1,896
Putnam VT Mid Cap Value Fund	25,769	794
Putnam VT Money Market Fund	211,435	5,457
Putnam VT New Opportunities Fund	33,560	750
Putnam VT New Value Fund	37,916	953
Putnam VT OTC & Emerging Growth Fund	27,280	690
Putnam VT Research Fund	22,946	540
Putnam VT Small Cap Value Fund	38,633	1,169
Putnam VT Utilities Growth
and Income Fund	15,986	477
Putnam VT Vista Fund	93,613	2,697
Putnam VT Voyager Fund	1,276,825	39,058

During the six months ended June 30, 2008, each fund’s cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund were as follows:

		Proceeds
Fund Name	Cost of Purchases	of Sales

Putnam VT American Government
Income Fund	$77,267,898	$68,601,590
Putnam VT Capital Appreciation Fund	2,818,180	2,725,924
Putnam VT Capital Opportunities Fund	5,274,297	5,298,815
Putnam VT Discovery Growth Fund	9,128,575	9,702,450
Putnam VT Diversified Income Fund	74,825,108	84,673,698
Putnam VT Equity Income Fund	18,763,993	22,379,682
Putnam VT The George Putnam
Fund of Boston	114,169,894	116,985,654
Putnam VT Global Asset
Allocation Fund	135,202,153	149,916,222
Putnam VT Global Equity Fund	114,376,525	102,554,684
Putnam VT Growth and Income Fund	118,619,404	144,557,032
Putnam VT Growth Opportunities Fund	12,054,929	11,345,899
Putnam VT Health Sciences Fund	19,934,554	25,835,822
Putnam VT High Yield Fund	51,422,436	71,135,191
Putnam VT Income Fund	192,328,734	155,447,090
Putnam VT International Equity Fund	119,779,914	120,796,800
Putnam VT International Growth
and Income Fund	45,989,106	40,896,115
Putnam VT International New
Opportunities Fund	62,020,400	51,647,739
Putnam VT Investors Fund	49,872,114	50,406,159
Putnam VT Mid Cap Value Fund	13,809,614	11,575,187
Putnam VT Money Market Fund	124,122,385	119,559,722
Putnam VT New Opportunities Fund	50,439,236	50,439,236
Putnam VT New Value Fund	68,460,872	64,379,061
Putnam VT OTC & Emerging
Growth Fund	17,339,409	19,513,032
Putnam VT Research Fund	17,094,644	18,801,565

		Proceeds
Fund Name	Cost of Purchases	of Sales

Putnam VT Small Cap Value Fund	$45,731,971	$46,256,578
Putnam VT Utilities Growth
and Income Fund	43,358,732	44,173,897
Putnam VT Vista Fund	66,654,774	58,486,118
Putnam VT Voyager Fund	355,801,789	290,592,552

NOTE 6
SENIOR LOAN COMMITMENTS

During the six months ended June 30, 2008, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund and Putnam VT Income Fund invested in senior loans, which are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

NOTE 7
UNFUNDED LOAN COMMITMENTS

As of June 30, 2008, the following funds had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Putnam VT Diversified Income Fund

Borrower	Unfunded Commitments

Community Health Systems, Inc.	$22,292
Golden Nugget, Inc.	41,818
Hub International, Ltd.	5,327
NRG Energy, Inc.	135,000

Total	$204,437

Putnam VT High Yield Fund

Borrower	Unfunded Commitments

Bausch & Lomb, Inc.	$87,776
Community Health Systems, Inc.	52,959
Fenwal Controls of Japan, Ltd.	249,105
Golden Nugget, Inc.	103,636

Total	$493,476

395

NOTE 8
REGULATORY MATTERS AND LITIGATION

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In August 2008, the following funds recorded a receivable from Putnam Management for the following amounts related to restitution payments in connection with a distribution plan approved by the SEC.

Fund Name	Amount

Putnam VT American Government Income Fund	$8,740
Putnam VT Capital Opportunities Fund	847
Putnam VT Diversified Income Fund	13,092
Putnam VT Global Equity Fund	9,884
Putnam VT Growth Opportunities Fund	2,948
Putnam VT Income Fund	55,580
Putnam VT International New Opportunities Fund	128,701
Putnam VT Mid Cap Value	1,209
Putnam VT Vista Fund	275,551
Putnam VT Voyager Fund	38,969

NOTE 9
NEW ACCOUNTING PRONOUNCEMENT

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position.

Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the funds’ financial statement disclosures.

396

PUTNAM VARIABLE TRUST

Shareholder Meeting Results
(Unaudited)

May 22, 2008 meeting

A proposal to approve investments in commodities for Putnam VT Global Asset Allocation Fund was approved as follows:

Votes	Votes
for	against	Abstentions	Broker non-votes

19,362,244	711,524	425,203	—

All tabulations are rounded to the nearest whole number.

397

PUTNAM VARIABLE TRUST

Brokerage Commissions
June 30, 2008 (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are Putnam's groupings of funds and these groups' largest relationships based upon brokerage commissions for the 12 months ended June 30, 2008.

GLOBAL ASSET ALLOCATION GROUP

Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam Income Strategies Fund, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Citigroup Global Markets, Merrill Lynch, UBS Warburg, Deutsche Bank Securities, and Morgan Stanley and Company. Commissions paid to these firms together represented approximately 44% of the total brokerage commissions paid for the 12 months ended June 30, 2008.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO, Bear Stearns & Company, Cantor Fitzgerald, Credit Suisse First Boston, Goldman Sachs & Company, JPMorgan Clearing, Lehman Brothers, Macquaire Securities, RBC Capital Markets, and Weeden & Company.

INTERNATIONAL GROUP

Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs & Company, Deutsche Bank Securities, Citigroup Global Markets, and Merrill Lynch. Commissions paid to these firms together represented approximately 49% of the total brokerage commissions paid for the 12 months ended June 30, 2008.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO, Cazenove Incorporated, CLSA Limited, Dresdner Kleinwort Securities, JPMorgan Clearing, Lehman Brothers, Macquaire Securities, Morgan Stanley and Company, Sanford Bernstein & Co., and UBS Securities, LLC.

LARGE-CAP GROWTH GROUP

Putnam Growth Opportunities Fund, Putnam Voyager Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Morgan Stanley and Company, USB Securities, Goldman Sachs & Company, Merrill Lynch, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the 12 months ended June 30, 2008.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Jones Associates, JPMorgan Clearing, Pipeline, RBC Capital Markets, Robert W. Baird & Co., Sanford Bernstein & Co., Stifel, and Wachovia Securities.

LARGE-CAP VALUE GROUP

The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Morgan Stanley and Company, Merrill Lynch, UBS Warburg, Goldman Sachs & Company, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the 12 months ended June 30, 2008.

398

PUTNAM VARIABLE TRUST

Brokerage Commissions (Continued)
June 30, 2008 (Unaudited)

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, Jones Associates, JPMorgan Clearing, Lehman Brothers, RBC Capital Markets, Sanford Bernstein & Co., Wachovia Securities, and Weeden & Company.

RESEARCH GROUP

Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) UBS Securities, LLC, Credit Suisse First Boston, Morgan Stanley and Company, Goldman Sachs & Company, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the 12 months ended June 30, 2008.

Commissions paid to the next 10 firms together represented approximately 31% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Deutsche Bank Securities, JPMorgan Clearing, Lehman Brothers, Merrill Lynch, RBC Capital Markets, Redburn, Renaissance Nominees, Sanford Bernstein & Co., and Weeden & Company.

U.S. CORE GROUP

Putnam Capital Appreciation Fund, Putnam Investors Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Merrill Lynch, Morgan Stanley and Company, Goldman Sachs & Company, Bear Stearns & Company, and UBS Securities, LLC. Commissions paid to these firms together represented approximately 57% of the total brokerage commissions paid for the 12 months ended June 30, 2008.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Citigroup Global Markets, Credit Suisse First Boston, JPMorgan Clearing, Lehman Brothers, Needham & Company, RBC Capital Markets, Sanford Bernstein & Co., S.G. Cowen Securities Corp., Wachovia Securities, and Weeden & Company.

U.S. SMALL- AND MID-CAP GROUP

Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap Core group are (in descending order) Morgan Stanley and Company, Citigroup Global Markets, UBS Securities, LLC, Credit Suisse First Boston, and Merrill Lynch. Commissions paid to these firms together represented approximately 42% of the total brokerage commissions paid for the 12 months ended June 30, 2008.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, Goldman Sachs & Company, Investment Technology, JPMorgan Clearing, RBC Capital Markets, S.G. Cowen Securities Corp., Wachovia Securities, and Weeden & Company.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

399

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400

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401

Putnam Variable Trust

FUND INFORMATION

Investment Manager	Marketing Services	Trustees
Putnam Investment Management, LLC	Putnam Retail Management	John A. Hill, Chairman
One Post Office Square	One Post Office Square	Jameson Adkins Baxter, Vice Chairman
Boston, MA 02109	Boston, MA 02109	Charles B. Curtis
Robert J. Darretta
Investment Sub-Manager	Investor Servicing Agent	Myra R. Drucker
Putnam Investments Limited	Putnam Investor Services	Charles E. Haldeman, Jr.
57-59 St James’s Street	Mailing address:	Paul L. Joskow
London, England SW1A 1LD	P.O. Box 8383	Elizabeth T. Kennan
Not applicable to all funds.	Boston, MA 02266-8383	Kenneth R. Leibler
	1-800-225-1581	Robert E. Patterson
Investment Sub-Advisor		George Putnam, III
The Putnam Advisory Company, LLC	Custodian	Richard B. Worley
One Post Office Square	State Street Bank and Trust Company
Boston, MA 02109
Not applicable to all funds.	Legal Counsel
Ropes & Gray LLP

This report has been prepared for the shareholders of Putnam Variable Trust. It is not authorized for other distribution unless preceded or accompanied by an effective prospectus that describes the trust’s policies, charges, and other matters of interest for the prospective investor.

The funds’ Statement of Additional Information contains additional information about the funds’ Trustees and is available without charge upon request by calling 1-800-225-1581.

PRESORTED
BOUND PRINTED
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT # 269

SA505-252150 8/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 28, 2008